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                                                  hours per response. . . ..18.9
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CAPITAL APPRECIATION FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CAPITAL APPRECIATION FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              21
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        27
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       27

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        FIVE         TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS(1)    YEARS(1)
--------------------------------------------------------------------
With sales charges         -8.19%    -35.93%     -4.97%      -5.95%
Excluding sales charges    -2.84     -32.20      -3.88       -5.41




                                                            (With sales charges)
(LINE GRAPH FOR CLASS A SHARES IN $)

                                              RUSSELL 1000    S&P 500
                            INVESTOR CLASS    GROWTH INDEX     INDEX
                            --------------    ------------    -------
4/30/99                           9450            10000        10000
                                 11451            12758        11013
                                  8697             8643         9584
                                  7005             6906         8374
                                  5525             5914         7260
                                  6604             7195         8920
                                  6399             7224         9486
                                  7716             8321        10948
                                  8298             9340        12616
                                  7990             9318        12026
4/30/09                           5417             6376         7779






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        FIVE         TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS(1)    YEARS(1)
--------------------------------------------------------------------
With sales charges         -7.97%    -35.64%     -4.89%      -5.91%
Excluding sales charges    -2.61     -31.90      -3.80       -5.37




                                                            (With sales charges)
(LINE GRAPH FOR CLASS A SHARES IN $)

                                       RUSSELL 1000    S&P 500
                            CLASS A    GROWTH INDEX     INDEX
                            -------    ------------    -------
4/30/99                      23625         25000        25000
                             28628         31894        27532
                             21743         21608        23961
                             17511         17264        20935
                             13814         14786        18149
                             16510         17987        22301
                             15998         18059        23715
                             19289         20801        27371
                             20744         23350        31541
                             19969         23295        30066
4/30/09                      13599         15941        19449






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        FIVE         TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS(1)    YEARS(1)
--------------------------------------------------------------------
With sales charges         -8.04%    -36.06%     -4.96%      -6.13%
Excluding sales charges    -3.20     -32.70      -4.60       -6.13




                                                            (With sales charges)
(LINE GRAPH FOR CLASS B SHARES IN $)

                                       RUSSELL 1000    S&P 500
                            CLASS B    GROWTH INDEX     INDEX
                            -------    ------------    -------
4/30/99                      10000         10000        10000
                             12028         12758        11013
                              9070          8643         9584
                              7244          6906         8374
                              5668          5914         7260
                              6724          7195         8920
                              6465          7224         9486
                              7741          8321        10948
                              8261          9340        12616
                              7893          9318        12026
4/30/09                       5312          6376         7779





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%, Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made, the total return (excluding sales charges) would have been -3.87% for Class A, -5.06% for Class B, -4.74% for Class C and -3.40% for Class I for the five-year period ended April 30, 2009, and -5.40% for Class A, -6.35% for Class B, -6.20% for Class C and -5.15% for Class I for the ten-year period then ended. Investor Class shares were not affected because the reimbursement occurred prior to the launch of the share class.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        FIVE         TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS(1)    YEARS(1)
--------------------------------------------------------------------
With sales charges         -4.21%    -33.39%     -4.61%      -6.13%
Excluding sales charges    -3.25     -32.72      -4.61       -6.13




                                                            (With sales charges)
(LINE GRAPH FOR CLASS C SHARES IN $)

                                               RUSSELL 1000    S&P 500
                                    CLASS C    GROWTH INDEX     INDEX
                                    -------    ------------    -------
4/30/99                              10000         10000        10000
                                     12028         12758        11013
                                      9073          8643         9584
                                      7244          6906         8374
                                      5668          5914         7260
                                      6724          7195         8920
                                      6465          7224         9486
                                      7741          8321        10948
                                      8264          9340        12616
                                      7895          9318        12026
4/30/09                               5312          6376         7779






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        FIVE         TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS(1)    YEARS(1)
--------------------------------------------------------------------
                           -2.56%    -31.75%     -3.40%      -5.15%




(LINE GRAPH FOR CLASS I IN $)

                                       RUSSELL 1000    S&P 500
                            CLASS I    GROWTH INDEX     INDEX
                            -------    ------------    -------
4/30/99                      10000         10000        10000
                             12125         12758        11013
                              9175          8643         9584
                              7400          6906         8374
                              5846          5914         7260
                              7005          7195         8920
                              6810          7224         9486
                              8236          8321        10948
                              8918          9340        12616
                              8633          9318        12026
4/30/09                       5892          6376         7779







 BENCHMARK PERFORMANCE                       SIX       ONE        FIVE         TEN
                                           MONTHS      YEAR     YEARS(1)    YEARS(1)
Russell 1000(R) Growth Index(4)            -1.52%    -31.57%     -2.39%      -4.40%
S&P 500(R) Index(5)                        -8.53     -35.31      -2.70       -2.48
Average Lipper large-cap growth fund(6)    -2.35     -33.21      -2.53       -3.24



2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6. The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Capital Appreciation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CAPITAL APPRECIATION FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)

INVESTOR CLASS SHARES          $1,000.00        $971.60         $ 8.70         $1,016.00         $ 8.90
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $973.90         $ 6.46         $1,018.20         $ 6.61
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $968.00         $12.35         $1,012.20         $12.62
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $967.50         $12.34         $1,012.20         $12.62
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $974.40         $ 5.24         $1,019.50         $ 5.36
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.78% for Investor Class, 1.32% for Class A, 2.53% for Class B and Class C and 1.07% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2009




Computers & Peripherals                8.4%
Software                               6.4
Energy Equipment & Services            5.9
Communications Equipment               4.6
Specialty Retail                       4.6
Semiconductors & Semiconductor
  Equipment                            4.4
Aerospace & Defense                    4.2
Pharmaceuticals                        3.9
Chemicals                              3.8
Food & Staples Retailing               3.5
Health Care Equipment & Supplies       3.5
Internet Software & Services           3.5
Beverages                              3.2
Media                                  3.2
Biotechnology                          2.8
Machinery                              2.6
Textiles, Apparel & Luxury Goods       2.6
Hotels, Restaurants & Leisure          2.5
Household Products                     2.5
Electronic Equipment & Instruments     2.3
Oil, Gas & Consumable Fuels            2.2
Road & Rail                            2.2
Health Care Providers & Services       1.9
Life Sciences Tools & Services         1.8
Multiline Retail                       1.8
Food Products                          1.3
Independent Power Producers &
  Energy Traders                       0.9
Industrial Conglomerates               0.9
Tobacco                                0.9
Air Freight & Logistics                0.8
Diversified Financial Services         0.8
Wireless Telecommunication Services    0.7
Commercial Banks                       0.5
Exchange Traded Funds                  2.7
Short-Term Investment                  2.7
Liabilities in Excess of Cash and
  Other Assets                        -0.5
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Microsoft Corp.
    2.  International Business Machines Corp.
    3.  DIRECTV Group, Inc. (The)
    4.  Apple, Inc.
    5.  Wal-Mart Stores, Inc.
    6.  Amphenol Corp. Class A
    7.  Precision Castparts Corp.
    8.  iShares Russell 1000 Growth Index Fund
    9.  Oracle Corp.
   10.  Google, Inc. Class A







8    MainStay Capital Appreciation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND ROBERT J. CENTRELLA, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY CAPITAL APPRECIATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Capital Appreciation Fund returned -2.84% for Investor Class shares, -2.61% for Class A shares, -3.20% for Class B shares and -3.25% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned -2.56%. All share classes underperformed the -2.35% return of the average Lipper(1) large-cap growth fund and the -1.52% return of the Russell 1000(R) Growth Index(2) for the six-month reporting period. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

In March and April 2009, the equity market began to favor companies that were likely to benefit from an economic recovery and were trading at or near their historic lows. Interest rapidly shifted from defensive sectors, such as consumer staples and health care, into other sectors such as retail, technology, industrials and materials. This quick and dramatic sector rotation caused the Fund, which was defensively positioned, to underperform Russell 1000(R) Growth Index during the reporting period.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SECTORS WERE PARTICULARLY WEAK?

During the reporting period, the Fund's strongest sectors were consumer discretionary, information technology and energy. Major detractors included the health care, consumer staples and financials sectors.

WHICH INDIVIDUAL SECURITIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD?

The strongest contributor to the Fund's absolute performance during the reporting period was Akami Technologies, a leader in rapid content delivery over the Internet. The company reported strong profits and raised its assessment of the company's 2009 earnings, which was rare in this economic environment. Kohl's, an operator of family-oriented department stores, saw its shares benefit from the sector rotation into retail stocks. Kohl's monthly sales exceeded expectations and the company's tight inventory control helped preserve profit margins. Wireless solutions company Research In Motion benefited from strong sales of its smart phones, a promising slate of new products and better earnings visibility for 2009.

DURING THE REPORTING PERIOD, WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

The Fund's worst-performing stock on an absolute basis was railroad company Norfolk Southern. Weak demand, lower diesel prices and the threat of restrictive legislation reduced the company's earnings visibility. Celgene, a biotechnology company, was also a weak performer. Sales slowed for Celgene's largest product, Revlimid, which put pressure on the stock. NRG Energy, an energy provider, also detracted from the Fund's performance when management preannounced weaker-than-expected earnings and lower prices for its power. However, the Fund continued to hold stock in the company on our belief that a planned spin-off of NRG Energy unregulated nuclear assets may unlock some value in the near term.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

During the reporting period, we increased the Fund's exposure to cyclical stocks that might benefit from a turnaround in the U.S. economy. These new holdings included home-improvement retailer Lowe's, cruise-line operator Carnival, shipping company United Parcel Service and industrial conglomerate 3M.

We trimmed some of the Fund's defensive holdings during the reporting period, including auto-parts retailer AutoZone, The Coca-Cola Company and satellite television provider The DIRECTV Group.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

1. See footnote on page 6 for more information about Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.

                                                    mainstayinvestments.com    9

HOW DID THE FUND CHANGE ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

When we saw signs that the economy, if not getting better, was at least not getting worse, we added to the Fund's exposure to cyclical stocks by increasing its weightings in consumer discretionary and industrials. Part of that strategy involved reducing the Fund's weightings in defensive sectors such as consumer staples and health care.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the Fund was overweight relative to the Russell 1000(R) Growth Index in the materials sector and significantly overweight in the consumer discretionary sector. In both cases, we saw potential to benefit from an economic recovery. As of the same date, the Fund was overweight in the health care sector. Although general interest in health care stocks had shifted and we had reduced the Fund's sector exposure, the Fund still held individual health care stocks that had performed well and, in our opinion, continued to show promise.

As of April 30, 2009, the Fund was significantly underweight in the financials sector as we sought to manage uncertainty and risk. On the same date, the Fund was underweight in information technology stocks, even though our exposure had increased from earlier in the reporting period. Within the Russell 1000(R) Growth Index, information technology is by far the largest sector. At the end of the reporting period, the Fund held an underweight position in industrials despite an increased allocation during the reporting period.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                           SHARES           VALUE
COMMON STOCKS 95.1%+
-----------------------------------------------------------------

AEROSPACE & DEFENSE 4.2%
V  Precision Castparts Corp.              151,800   $  11,363,748
United Technologies Corp.                 188,700       9,216,108
                                                    -------------
                                                       20,579,856
                                                    -------------

AIR FREIGHT & LOGISTICS 0.8%
United Parcel Service, Inc.
  Class B                                  73,000       3,820,820
                                                    -------------


BEVERAGES 3.2%
Coca-Cola Co. (The)                       177,400       7,637,070
PepsiCo, Inc.                             161,300       8,026,288
                                                    -------------
                                                       15,663,358
                                                    -------------

BIOTECHNOLOGY 2.8%
Celgene Corp. (a)                         155,600       6,647,232
Gilead Sciences, Inc. (a)                 158,300       7,250,140
                                                    -------------
                                                       13,897,372
                                                    -------------

CHEMICALS 3.8%
Monsanto Co.                               88,300       7,495,787
Potash Corp. of Saskatchewan               34,700       3,001,203
Praxair, Inc.                             111,000       8,281,710
                                                    -------------
                                                       18,778,700
                                                    -------------

COMMERCIAL BANKS 0.5%
PNC Financial Services Group,
  Inc.                                     61,600       2,445,520
                                                    -------------


COMMUNICATIONS EQUIPMENT 4.6%
Cisco Systems, Inc. (a)                   120,800       2,333,856
QUALCOMM, Inc.                            243,300      10,296,456
Research In Motion, Ltd. (a)              143,300       9,959,350
                                                    -------------
                                                       22,589,662
                                                    -------------

COMPUTERS & PERIPHERALS 8.4%
V  Apple, Inc. (a)                        108,100      13,602,223
EMC Corp. (a)                             306,400       3,839,192
Hewlett-Packard Co.                       156,800       5,641,664
V  International Business
  Machines Corp.                          179,400      18,515,874
                                                    -------------
                                                       41,598,953
                                                    -------------

DIVERSIFIED FINANCIAL SERVICES 0.8%
Bank of America Corp.                     137,500       1,227,875
JPMorgan Chase & Co.                       76,900       2,537,700
                                                    -------------
                                                        3,765,575
                                                    -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 2.3%
V  Amphenol Corp. Class A                 342,200      11,580,048
                                                    -------------

ENERGY EQUIPMENT & SERVICES 5.9%

Baker Hughes, Inc.                         92,400       3,287,592
Cameron International Corp.
  (a)                                     243,000       6,215,940
Halliburton Co.                           294,400       5,952,768
National Oilwell Varco, Inc.
  (a)                                     223,900       6,779,692
Smith International, Inc.                 124,000       3,205,400
Transocean, Inc. (a)                       53,400       3,603,432
                                                    -------------
                                                       29,044,824
                                                    -------------

FOOD & STAPLES RETAILING 3.5%
Kroger Co. (The)                          236,200       5,106,644
V  Wal-Mart Stores, Inc.                  238,100      12,000,240
                                                    -------------
                                                       17,106,884
                                                    -------------

FOOD PRODUCTS 1.3%
General Mills, Inc.                       123,200       6,245,008
                                                    -------------


HEALTH CARE EQUIPMENT & SUPPLIES 3.5%
Baxter International, Inc.                117,300       5,689,050
Becton, Dickinson & Co.                    83,400       5,044,032
St. Jude Medical, Inc. (a)                202,100       6,774,392
                                                    -------------
                                                       17,507,474
                                                    -------------

HEALTH CARE PROVIDERS & SERVICES 1.9%
Medco Health Solutions, Inc.
  (a)                                     219,400       9,554,870
                                                    -------------


HOTELS, RESTAURANTS & LEISURE 2.5%
Carnival Corp.                            178,800       4,806,144
McDonald's Corp.                          142,700       7,604,483
                                                    -------------
                                                       12,410,627
                                                    -------------

HOUSEHOLD PRODUCTS 2.5%
Colgate-Palmolive Co.                     108,800       6,419,200
Procter & Gamble Co. (The)                122,600       6,061,344
                                                    -------------
                                                       12,480,544
                                                    -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.9%
NRG Energy, Inc. (a)                      240,300       4,320,594
                                                    -------------


INDUSTRIAL CONGLOMERATES 0.9%
3M Co.                                     80,800       4,654,080
                                                    -------------


INTERNET SOFTWARE & SERVICES 3.5%
Akamai Technologies, Inc. (a)             311,500       6,859,230
V  Google, Inc. Class A (a)                26,100      10,334,817
                                                    -------------
                                                       17,194,047
                                                    -------------

LIFE SCIENCES TOOLS & SERVICES 1.8%
Thermo Fisher Scientific,
  Inc. (a)                                256,200       8,987,496
                                                    -------------


MACHINERY 2.6%
Caterpillar, Inc.                          48,100       1,711,398
Danaher Corp.                             112,300       6,562,812


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                           SHARES           VALUE
COMMON STOCKS (CONTINUED)
MACHINERY (CONTINUED)
Illinois Tool Works, Inc.                 135,400   $   4,441,120
                                                    -------------
                                                       12,715,330
                                                    -------------

MEDIA 3.2%
V  DIRECTV Group, Inc.
  (The)(a)                                641,500      15,864,295
                                                    -------------


MULTILINE RETAIL 1.8%
Kohl's Corp. (a)                          200,700       9,101,745
                                                    -------------


OIL, GAS & CONSUMABLE FUELS 2.2%
Williams Cos., Inc.                       361,600       5,098,560
XTO Energy, Inc.                          170,075       5,894,800
                                                    -------------
                                                       10,993,360
                                                    -------------

PHARMACEUTICALS 3.9%
Abbott Laboratories                       153,500       6,423,975
Bristol-Myers Squibb Co.                  273,300       5,247,360
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                                 175,700       7,711,473
                                                    -------------
                                                       19,382,808
                                                    -------------

ROAD & RAIL 2.2%
Norfolk Southern Corp.                    168,000       5,994,240
Union Pacific Corp.                       101,100       4,968,054
                                                    -------------
                                                       10,962,294
                                                    -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.4%
Intel Corp.                               469,900       7,415,022
Marvell Technology Group,
  Ltd. (a)                                464,500       5,100,210
NVIDIA Corp. (a)                          453,900       5,210,772
Texas Instruments, Inc.                   229,900       4,151,994
                                                    -------------
                                                       21,877,998
                                                    -------------

SOFTWARE 6.4%
V  Microsoft Corp.                      1,042,100      21,112,946
V  Oracle Corp.                           549,300      10,623,462
                                                    -------------
                                                       31,736,408
                                                    -------------

SPECIALTY RETAIL 4.6%
AutoZone, Inc. (a)                         50,500       8,402,695
Lowe's Cos., Inc.                         278,600       5,989,900
TJX Cos., Inc.                            296,000       8,279,120
                                                    -------------
                                                       22,671,715
                                                    -------------

TEXTILES, APPAREL & LUXURY GOODS 2.6%
Coach, Inc. (a)                           243,600       5,968,200
NIKE, Inc. Class B                         49,800       2,613,006
Polo Ralph Lauren Corp.                    74,900       4,032,616
                                                    -------------
                                                       12,613,822
                                                    -------------

TOBACCO 0.9%
Philip Morris International,
  Inc.                                    124,400       4,503,280
                                                    -------------


WIRELESS TELECOMMUNICATION SERVICES 0.7%
American Tower Corp. Class A
  (a)                                     103,300       3,280,808
                                                    -------------
Total Common Stocks
  (Cost $520,975,186)                                 469,930,175
                                                    -------------


EXCHANGE TRADED FUNDS 2.7% (C)
-----------------------------------------------------------------

V  iShares Russell 1000
  Growth Index Fund                       277,800      10,734,192
ProShares Ultra S&P500                    106,900       2,537,806
                                                    -------------
Total Exchange Traded Funds
  (Cost $13,364,883)                                   13,271,998
                                                    -------------


                                        PRINCIPAL
                                           AMOUNT

SHORT-TERM INVESTMENT 2.7%
-----------------------------------------------------------------

REPURCHASE AGREEMENT 2.7%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $13,342,304 (Collateralized
  by a United States Treasury
  Bill with a zero coupon
  rate and a maturity date of
  5/28/09, with a Principal
  Amount of $13,610,000 and a
  Market Value of
  $13,610,000)                        $13,342,285      13,342,285
                                                    -------------
Total Short-Term Investment
  (Cost $13,342,285)                                   13,342,285
                                                    -------------
Total Investments
  (Cost $547,682,354) (d)                   100.5%    496,544,458
Liabilities in Excess of
  Cash and Other Assets                      (0.5)     (2,540,152)
                                            -----    ------------
Net Assets                                  100.0%  $ 494,004,306
                                            =====    ============





(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  At April 30, 2009, cost is $547,838,947
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 21,280,584
Gross unrealized depreciation       (72,575,073)
                                   ------------
Net unrealized depreciation        $(51,294,489)
                                   ============







12    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                    INVESTMENTS IN
VALUATION INPUTS                        SECURITIES
Level 1--Quoted Prices                $483,202,173
Level 2--Other Significant
  Observable Inputs                     13,342,285
Level 3--Significant
  Unobservable Inputs                           --
                                      ------------
Total                                 $496,544,458
                                      ============




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $547,682,354)     $ 496,544,458
Receivables:
  Investment securities sold             3,008,752
  Dividends and interest                   465,293
  Fund shares sold                          60,224
Other assets                                43,216
                                     -------------
  Total assets                         500,121,943
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased        4,271,046
  Transfer agent (See Note 3)              875,974
  Fund shares redeemed                     393,428
  Manager (See Note 3)                     274,899
  NYLIFE Distributors (See Note 3)         166,755
  Shareholder communication                 81,064
  Professional fees                         34,723
  Custodian                                 10,543
  Trustees                                   4,222
Accrued expenses                             4,983
                                     -------------
     Total liabilities                   6,117,637
                                     -------------
Net assets                           $ 494,004,306
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $     235,686
Additional paid-in capital             645,896,672
                                     -------------
                                       646,132,358
Accumulated net investment loss           (487,827)
Accumulated net realized loss on
  investments                         (100,502,329)
Net unrealized depreciation on
  investments                          (51,137,896)
                                     -------------
Net assets                           $ 494,004,306
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 205,470,178
                                     =============
Shares of beneficial interest
  outstanding                            9,538,168
                                     =============
Net asset value per share
  outstanding                        $       21.54
Maximum sales charge (5.50% of
  offering price)                             1.25
                                     -------------
Maximum offering price per share
  outstanding                        $       22.79
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 176,482,143
                                     =============
Shares of beneficial interest
  outstanding                            8,160,464
                                     =============
Net asset value per share
  outstanding                        $       21.63
Maximum sales charge (5.50% of
  offering price)                             1.26
                                     -------------
Maximum offering price per share
  outstanding                        $       22.89
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $ 109,103,874
                                     =============
Shares of beneficial interest
  outstanding                            5,719,188
                                     =============
Net asset value and offering price
  per share outstanding              $       19.08
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   2,429,500
                                     =============
Shares of beneficial interest
  outstanding                              127,324
                                     =============
Net asset value and offering price
  per share outstanding              $       19.08
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $     518,611
                                     =============
Shares of beneficial interest
  outstanding                               23,444
                                     =============
Net asset value and offering price
  per share outstanding              $       22.12
                                     =============






14    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  3,757,044
  Interest                                 11,808
                                     ------------
     Total income                       3,768,852
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,652,648
  Transfer agent--Investor Class
     (See Note 3)                         684,434
  Transfer agent--Class A (See Note
     3)                                   243,252
  Transfer agent--Classes B and C
     (See Note 3)                         413,092
  Transfer agent--Class I (See Note
     3)                                       926
  Distribution/Service--Investor
     Class (See Note 3)                   234,704
  Distribution/Service--Class A
     (See Note 3)                         218,980
  Service--Class B (See Note 3)           137,953
  Service--Class C (See Note 3)             3,008
  Distribution--Class B (See Note
     3)                                   413,859
  Distribution--Class C (See Note
     3)                                     9,025
  Shareholder communication               101,826
  Professional fees                        57,680
  Registration                             39,549
  Trustees                                 13,833
  Custodian                                 8,651
  Miscellaneous                            23,259
                                     ------------
     Total expenses                     4,256,679
                                     ------------
Net investment loss                      (487,827)
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (53,224,287)
Net change in unrealized
  depreciation on investments          35,637,094
                                     ------------
Net realized and unrealized loss on
  investments                         (17,587,193)
                                     ------------
Net decrease in net assets
  resulting from operations          $(18,075,020)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $4,919.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                      2009             2008
DECREASE IN NET ASSETS:
Operations:
 Net investment loss          $   (487,827)  $   (4,208,153)
 Net realized loss on
  investments                  (53,224,287)     (47,229,395)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   35,637,094     (329,545,539)
                              -----------------------------
 Net decrease in net assets
  resulting from operations    (18,075,020)    (380,983,087)
                              -----------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Class A                             --      (45,539,744)
    Class B                             --      (20,891,795)
    Class C                             --         (362,052)
    Class I                             --          (97,120)
                              -----------------------------
 Total distributions to
  shareholders                          --      (66,890,711)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        15,495,057       73,500,237
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                         --       65,596,808
 Cost of shares redeemed       (49,579,062)    (217,837,199)
                              -----------------------------
    Decrease in net assets
     derived from capital
     share transactions        (34,084,005)     (78,740,154)
                              -----------------------------
    Net decrease in net
     assets                    (52,159,025)    (526,613,952)

NET ASSETS:
Beginning of period            546,163,331    1,072,777,283
                              -----------------------------
End of period                 $494,004,306   $  546,163,331
                              =============================
Accumulated net investment
 loss at
 end of period                $   (487,827)  $           --
                              =============================






16    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                              INVESTOR CLASS
                                                        --------------------------
                                                                      FEBRUARY 28,
                                                        SIX MONTHS       2008**
                                                           ENDED         THROUGH
                                                         APRIL 30,     OCTOBER 31,

                                                        --------------------------
                                                           2009*          2008
Net asset value at beginning of period                   $  22.16       $  31.36
                                                         --------       --------
Net investment income (loss) (a)                            (0.02)         (0.12)
Net realized and unrealized gain (loss) on investments      (0.60)         (9.08)
                                                         --------       --------
Total from investment operations                            (0.62)         (9.20)
                                                         --------       --------
Less distributions:
  From net realized gain on investments                        --             --
                                                         --------       --------
Net asset value at end of period                         $  21.54       $  22.16
                                                         ========       ========
Total investment return (c)                                 (2.80%)(f)(g) (29.30%)(f)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                              (0.20%)++      (0.61%)++
  Net expenses                                               1.78% ++       1.50% ++
  Expenses (before reimbursement)                            1.78% ++       1.50% ++
Portfolio turnover rate                                        28%            44%
Net assets at end of period (in 000's)                   $205,470       $207,375




                                                                      CLASS B
                           --------------------------------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             APRIL 30,                                YEAR ENDED OCTOBER 31,

                           --------------------------------------------------------------------------------------------
                               2009*           2008            2007            2006            2005            2004
Net asset value at
  beginning of period        $  19.70        $  35.05        $  29.60        $  27.56        $  25.03       $    25.33
                             --------        --------        --------        --------        --------       ----------
Net investment loss (a)         (0.08)          (0.31)          (0.31)          (0.38)          (0.31)(b)        (0.32)
Net realized and
  unrealized gain (loss)
  on investments                (0.54)         (12.66)           5.76            2.42 (e)        2.84             0.02
                             --------        --------        --------        --------        --------       ----------
Total from investment
  operations                    (0.62)         (12.97)           5.45            2.04            2.53            (0.30)
                             --------        --------        --------        --------        --------       ----------
Less distributions:
  From net realized gain
     on investments                --           (2.38)             --              --              --               --
                             --------        --------        --------        --------        --------       ----------
Net asset value at end of
  period                     $  19.08        $  19.70        $  35.05        $  29.60        $  27.56       $    25.03
                             ========        ========        ========        ========        ========       ==========
  Total investment return
     (c)                        (3.15%)(f)(g)  (39.51%)         18.41%           7.40% (d)(e)   10.11%           (1.18%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss           (0.94%)++       (1.11%)         (0.99%)         (1.31%)         (1.16%)(b)       (1.23%)
  Net expenses                   2.53% ++        2.14%           1.99%           2.05%           2.02%            2.00%
Expenses (before
  reimbursement)                 2.53% ++        2.14%           1.99%           2.06% (d)       2.02%            2.00%
Portfolio turnover rate            28%             44%             91%             23%             27%              28%
Net assets at end of
  period (in 000's)          $109,104        $132,693        $311,590        $394,077        $991,328       $1,134,299




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss includes $0.05 per share and 0.18%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.08 per share on net realized gains on investments and the effect on total investment return was 0.11% for Class A, 0.27% for Class I, 0.72% for Class B and 0.32%
     for Class C, respectively.
(f)  Total return is not annualized.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   CLASS A
      ------------------------------------------------------------------------------------------------

       SIX MONTHS
          ENDED
        APRIL 30,                                    YEAR ENDED OCTOBER 31,

      ------------------------------------------------------------------------------------------------
          2009*               2008            2007            2006            2005            2004
        $  22.20            $  38.83        $  32.55        $  30.08        $  27.12        $  27.24
        --------            --------        --------        --------        --------        --------
            0.03               (0.05)          (0.09)          (0.20)          (0.12)(b)       (0.13)
           (0.60)             (14.20)           6.37            2.67 (e)        3.08            0.01
        --------            --------        --------        --------        --------        --------
           (0.57)             (14.25)           6.28            2.47            2.96           (0.12)
        --------            --------        --------        --------        --------        --------

              --               (2.38)             --              --              --              --
        --------            --------        --------        --------        --------        --------
        $  21.63            $  22.20        $  38.83        $  32.55        $  30.08        $  27.12
        ========            ========        ========        ========        ========        ========
           (2.57%)(f)(g)      (38.92%)         19.29%           8.21% (d)(e)   10.91%          (0.44%)

            0.26% ++           (0.16%)         (0.25%)         (0.63%)         (0.41%)(b)      (0.48%)
            1.32% ++            1.23%           1.24%           1.30%           1.27%           1.25%
            1.32% ++            1.23%           1.24%           1.31%(d)        1.27%           1.25%
              28%                 44%             91%             23%             27%             28%
        $176,482            $202,343        $754,214        $701,374        $220,611        $268,199




                                                 CLASS C
      --------------------------------------------------------------------------------------------
       SIX MONTHS
          ENDED
        APRIL 30,                                YEAR ENDED OCTOBER 31,

      --------------------------------------------------------------------------------------------
          2009*           2008            2007            2006            2005            2004
         $19.71          $ 35.05         $29.60          $27.56          $25.03          $25.33
         ------          -------         ------          ------          ------          ------
          (0.08)           (0.31)         (0.31)          (0.39)          (0.31)(b)       (0.32)
          (0.55)          (12.65)          5.76            2.43 (e)        2.84            0.02
         ------          -------         ------          ------          ------          ------
          (0.63)          (12.96)          5.45            2.04            2.53           (0.30)
         ------          -------         ------          ------          ------          ------

             --            (2.38)            --              --              --              --
         ------          -------         ------          ------          ------          ------
         $19.08          $ 19.71         $35.05          $29.60          $27.56          $25.03
         ======          =======         ======          ======          ======          ======
          (3.20%)(f)(g)   (39.50%)        18.45%           7.40% (d)(e)   10.11%          (1.18%)

          (0.95%) ++       (1.12%)        (1.00%)         (1.35%)         (1.16%)(b)      (1.23%)
           2.53% ++         2.15%          1.99%           2.05%           2.02%           2.00%
           2.53% ++         2.15%          1.99%           2.06% (d)       2.02%           2.00%
             28%              44%            91%             23%             27%             28%
         $2,430          $ 2,769         $5,443          $5,953          $7,120          $8,694





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      CLASS I
                           --------------------------------------------------------------------------------------------
                                                                                                            JANUARY 2,
                            SIX MONTHS                                                                        2004**
                               ENDED                                                                          THROUGH
                             APRIL 30,                        YEAR ENDED OCTOBER 31,                        OCTOBER 31,

                           --------------------------------------------------------------------------------------------
                               2009*           2008            2007            2006            2005            2004
Net asset value at
  beginning of period         $22.68          $ 39.46         $32.88          $30.21          $27.15          $28.48
                              ------          -------         ------          ------          ------          ------
Net investment income
  (loss) (a)                    0.05             0.07           0.03            0.14           (0.06)(b)       (0.11)
Net realized and
  unrealized gain (loss)
  on investments               (0.61)          (14.47)          6.55            2.53(e)         3.12           (1.22)
                              ------          -------         ------          ------          ------          ------
Total from investment
  operations                   (0.56)          (14.40)          6.58            2.67            3.06           (1.33)
                              ------          -------         ------          ------          ------          ------
Less distributions:
From net realized gain on
  investments                     --            (2.38)            --              --              --              --
                              ------          -------         ------          ------          ------          ------
Net asset value at end of
  period                      $22.12          $ 22.68         $39.46          $32.88          $30.21          $27.15
                              ======          =======         ======          ======          ======          ======
Total investment return
  (c)                          (2.47%)(f)(g)   (38.64%)        20.01%           8.84%(d)(e)    11.27%          (4.67%)(f)


Ratios (to average net
  assets)/Supplemental
  Data:
Net investment income
  (loss)                        0.53% ++         0.21%          0.09%           0.44%          (0.18%)(b)      (0.11%)++
Net expenses                    1.07% ++         0.79%          0.65%           0.60%           1.04%           0.88% ++
Expenses (before
  reimbursement)                1.07% ++         0.79%          0.65%           0.61%(d)        1.04%           0.88% ++
Portfolio turnover rate           28%              44%            91%             23%             27%             28%
Net assets at end of
  period (in 000's)           $  519          $   983         $1,531          $    1          $    1          $    1




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss includes $0.05 per share and 0.18%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.08 per share on net realized gains on investments and the effect on total investment return was 0.11% for Class A, 0.27% for Class I, 0.72% for Class B and 0.32%
     for Class C, respectively.
(f)  Total return is not annualized.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





20    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or

                                                   mainstayinvestments.com    21
unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees


22    MainStay Capital Appreciation Fund
incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement")

                                                   mainstayinvestments.com    23
between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.01% increase in the management fee. This increase was offset by a 0.01% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $1,652,648.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $19,423 and $4,845, respectively for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $113, $95,979 and $280, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $1,341,704.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $207,717    0.1%
-------------------------------------------------
Class C                                 57    0.0++
-------------------------------------------------
Class I                                828    0.2
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is


24    MainStay Capital Appreciation Fund
payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $17,280.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $47,121,449 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $47,121
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Long-term Capital Gains            $66,890,711
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $155,186 and $127,182, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      203,151   $   4,103,447
Shares redeemed                 (740,810)    (14,814,907)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (537,659)    (10,711,460)
Shares converted into
  Investor Class (See Note
  1)                             728,560      14,029,479
Shares converted from
  Investor Class (See Note
  1)                              (9,529)       (190,034)
                             ---------------------------
Net increase                     181,372   $   3,127,985
                             ===========================
Year ended October 31, 2008 (a):
Shares sold                    1,007,705   $  31,627,662
Shares redeemed               (1,020,782)    (29,895,883)
                             ---------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                     (13,077)      1,731,779
Shares converted into
  Investor Class (See Note
  1)                           9,646,272     285,397,083
Shares converted from
  Investor Class (See Note
  1)                            (276,399)     (7,744,678)
                             ---------------------------
Net increase                   9,356,796   $ 279,384,184
                             ===========================

(a) Investor Class shares were first offered on February
    28, 2008.

 CLASS A                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      260,138   $   5,251,043
Shares redeemed               (1,056,049)    (21,182,006)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (795,911)    (15,930,963)
Shares converted into Class
  A (See Note 1)                 174,876       3,475,342
Shares converted from Class
  A (See Note 1)                (332,889)     (6,721,025)
                             ---------------------------
Net decrease                    (953,924)  $ (19,176,646)
                             ===========================
Year ended October 31, 2008:
Shares sold                      720,023   $  22,321,645
Shares issued to
  shareholders in
  reinvestment of
  distributions                1,271,597      44,620,346
Shares redeemed               (4,371,880)   (135,220,213)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,380,260)    (68,278,222)
Shares converted into Class
  A (See Note 1)               1,186,618      36,717,568
Shares converted from Class
  A (See Note 1)              (9,115,846)   (269,282,227)
                             ---------------------------
Net decrease                 (10,309,488)  $(300,842,881)
                             ===========================


                                                   mainstayinvestments.com    25

 CLASS B                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      330,070   $   5,888,813
Shares redeemed                 (714,797)    (12,679,581)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (384,727)     (6,790,768)
Shares converted from Class
  B (See Note 1)                (631,418)    (10,593,762)
                             ---------------------------
Net decrease                  (1,016,145)  $ (17,384,530)
                             ===========================
Year ended October 31, 2008:
Shares sold                      618,992   $  16,956,722
Shares issued to
  shareholders in
  reinvestment of
  distributions                  654,665      20,569,554
Shares redeemed               (1,813,698)    (49,369,969)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (540,041)    (11,843,693)
Shares converted from Class
  B (See Note 1)              (1,614,407)    (45,087,746)
                             ---------------------------
Net decrease                  (2,154,448)  $ (56,931,439)
                             ===========================

 CLASS C                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       13,904   $     246,754
Shares redeemed                  (27,113)       (487,890)
                             ---------------------------
Net decrease                     (13,209)  $    (241,136)
                             ===========================
Year ended October 31, 2008:
Shares sold                       21,238   $     564,603
Shares issued to
  shareholders in
  reinvestment of
  distributions                    9,857         309,788
Shares redeemed                  (45,824)     (1,271,004)
                             ---------------------------
Net decrease                     (14,729)  $    (396,613)
                             ===========================

 CLASS I                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                          237   $       5,000
Shares redeemed                  (20,146)       (414,678)
                             ---------------------------
Net decrease                     (19,909)  $    (409,678)
                             ===========================
Year ended October 31, 2008:
Shares sold                       67,220   $   2,029,605
Shares issued to
  shareholders in
  reinvestment of
  distributions                    2,718          97,120
Shares redeemed                  (65,383)     (2,080,130)
                             ---------------------------
Net increase                       4,555   $      46,595
                             ===========================




NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 10--SUBSEQUENT EVENT:

At a meeting held on June 23, 2009, the Board approved the Fund's reorganization with and into the MainStay Growth Equity Fund, subject to approval by shareholders of the Fund at a special meeting to be held on or about October 16, 2009. On or about August 26, 2009, shareholders will receive a proxy statement/prospectus containing further information regarding the MainStay Growth Equity Fund and the proposed reorganization.

In connection with this proposed reorganization, the Board terminated MacKay Shields as the Fund's subadvisor and approved the retention of Madison Square Investors LLC, an affiliate of New York Life Investments, as interim subadvisor to the Fund, effective June 29, 2009. Additionally, the Board approved changing the Fund's principal investment objective, principal investment strategy, investment process and risk disclosure to more closely align them to those of the MainStay Growth Equity Fund, effective June 29, 2009. More information regarding these changes to the Fund is contained in a supplement to the Fund's Prospectus, dated June 29, 2009.




26    MainStay Capital Appreciation Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO15932         (RECYCLE LOGO)            MS140-09           MSCA10-06/09
                                                                          04

(MAINSTAY LOGO)


                 MAINSTAY

                 COMMON STOCK FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 COMMON STOCK FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       18
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              25
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF NEW
SUBADVISORY AGREEMENT                      32
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        34
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       34

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -14.30%   -40.09%   -4.43%   -3.63%
Excluding sales charges     -9.31    -36.60    -3.35    -3.08




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY COMMON    S&P 500    RUSSELL 1000
                 STOCK FUND       INDEX         INDEX
              ---------------    -------    ------------
4/30/99             9450          10000         10000
                   11576          11013         11245
                    9740           9584          9709
                    8252           8374          8546
                    6823           7260          7395
                    8193           8920          9163
                    8701           9486          9823
                   10191          10948         11464
                   11713          12616         13201
                   10900          12026         12592
4/30/09             6911           7779          8147






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -13.94%   -39.72%   -4.33%   -3.58%
Excluding sales charges     -8.93    -36.21    -3.24    -3.03




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY COMMON    S&P 500    RUSSELL 1000
                            STOCK FUND       INDEX         INDEX
                         ---------------    -------    ------------
4/30/99                       23625          25000         25000
                              28940          27532         28112
                              24351          23961         24272
                              20630          20935         21364
                              17057          18149         18488
                              20483          22301         22907
                              21754          23715         24557
                              25477          27371         28660
                              29284          31541         33003
                              27230          30066         31479
4/30/09                       17369          19449         20368






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -14.17%   -40.18%   -4.40%   -3.80%
Excluding sales charges     -9.65    -37.03    -4.05    -3.80




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                      MAINSTAY COMMON    S&P 500    RUSSELL 1000
                         STOCK FUND       INDEX         INDEX
                      ---------------    -------    ------------
4/30/99                    10000          10000         10000
                           12157          11013         11245
                           10146           9584          9709
                            8536           8374          8546
                            7005           7260          7395
                            8348           8920          9163
                            8803           9486          9823
                           10241          10948         11464
                           11680          12616         13201
                           10780          12026         12592
4/30/09                     6788           7779          8147





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund- share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         -10.45%   -37.66%   -4.05%   -3.80%
Excluding sales charges     -9.55    -37.03    -4.05    -3.80




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY COMMON    S&P 500    RUSSELL 1000
                               STOCK FUND       INDEX         INDEX
                            ---------------    -------    ------------
4/30/99                          10000          10000         10000
                                 12157          11013         11245
                                 10146           9584          9709
                                  8536           8374          8546
                                  7005           7260          7395
                                  8348           8920          9163
                                  8803           9486          9823
                                 10233          10948         11464
                                 11680          12616         13201
                                 10781          12026         12592
4/30/09                           6788           7779          8147






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 SIX       ONE      FIVE     TEN
TOTAL RETURNS                MONTHS     YEAR     YEARS    YEARS
---------------------------------------------------------------
                             -8.84%    -36.07%   -2.74%   -2.66%




(PERFORMANCE GRAPH)

                            MAINSTAY COMMON    S&P 500    RUSSELL 1000
                               STOCK FUND       INDEX         INDEX
                            ---------------    -------    ------------
4/30/99                          10000          10000         10000
                                 12281          11013         11245
                                 10358           9584          9709
                                  8801           8374          8546
                                  7290           7260          7395
                                  8777           8920          9163
                                  9354           9486          9823
                                 11025          10948         11464
                                 12757          12616         13201
                                 11946          12026         12592
4/30/09                           7638           7779          8147






CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                 SIX       ONE      FIVE     TEN
TOTAL RETURNS                MONTHS     YEAR     YEARS    YEARS
---------------------------------------------------------------
                             -8.98%    -36.27%   -3.34%   -3.13%




(PERFORMANCE GRAPH)

                            MAINSTAY COMMON    S&P 500    RUSSELL 1000
                               STOCK FUND       INDEX         INDEX
                            ---------------    -------    ------------
4/30/99                          10000          10000         10000
                                 12237          11013         11245
                                 10287           9584          9709
                                  8706           8374          8546
                                  7191           7260          7395
                                  8627           8920          9163
                                  9153           9486          9823
                                 10709          10948         11464
                                 12296          12616         13201
                                 11423          12026         12592
4/30/09                           7279           7779          8147






 waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Investor Class shares were first offered to the public on February 28, 2008. Performance figures for Investor Class shares include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on December 28, 2004, include historical performance of Class A shares through December 27, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. Performance figures for Class R2 shares, first offered to the public on December 14, 2007, include the historical performance of Class A shares through April 30, 2009, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been lower. As of April 30, 2009, Class R2 shares had yet to commence investment operations.
THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Common Stock Fund

 BENCHMARK PERFORMANCE                     SIX       ONE      FIVE     TEN
                                         MONTHS     YEAR     YEARS    YEARS
---------------------------------------------------------------------------------
S&P 500(R) Index(5)                       -8.53%   -35.31%   -2.70%   -2.48%
Russell 1000(R) Index(6)                  -7.39    -35.30    -2.32    -2.03
Average Lipper large-cap core fund(7)     -7.14    -34.43    -2.82    -2.25



5. "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7. The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY COMMON STOCK FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)

INVESTOR CLASS SHARES          $1,000.00        $906.90         $ 6.62         $1,017.90         $ 7.00
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $910.70         $ 4.31         $1,020.30         $ 4.56
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $903.50         $10.15         $1,014.10         $10.74
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $904.50         $10.15         $1,014.10         $10.74
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $911.60         $ 2.94         $1,021.70         $ 3.11
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Investor Class, 0.91% for Class A, 2.15% for Class B and Class C and 0.62% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). As of April 30, 2009, Class R2 shares had yet to commence investment operations. The table above represents the actual expenses incurred during the one-half year period.



8    MainStay Common Stock Fund

INDUSTRY COMPOSITION AS OF APRIL 30, 2009




Oil, Gas & Consumable Fuels           10.5%
Pharmaceuticals                       10.0
Computers & Peripherals                8.0
Software                               5.6
Specialty Retail                       4.6
Diversified Telecommunication
  Services                             3.8
Insurance                              3.6
Health Care Providers & Services       3.4
Aerospace & Defense                    2.8
Communications Equipment               2.8
IT Services                            2.8
Media                                  2.6
Capital Markets                        2.5
Food & Staples Retailing               2.3
Household Products                     2.3
Semiconductors & Semiconductor
  Equipment                            2.2
Internet Software & Services           2.1
Biotechnology                          1.8
Diversified Financial Services         1.7
Beverages                              1.6
Hotels, Restaurants & Leisure          1.6
Industrial Conglomerates               1.5
Tobacco                                1.5
Commercial Banks                       1.4
Household Durables                     1.4
Multiline Retail                       1.4
Energy Equipment & Services            1.3
Food Products                          1.2
Multi-Utilities                        1.2
Electric Utilities                     1.1
Machinery                              1.1
Air Freight & Logistics                0.8
Construction & Engineering             0.7
Diversified Consumer Services          0.7
Electrical Equipment                   0.7
Electronic Equipment & Instruments     0.5
Professional Services                  0.5
Internet & Catalog Retail              0.4
Metals & Mining                        0.4
Real Estate Investment Trusts          0.4
Textiles, Apparel & Luxury Goods       0.4
Chemicals                              0.3
Leisure Equipment & Products           0.3
Life Sciences Tools & Services         0.3
Health Care Equipment & Supplies       0.2
Road & Rail                            0.2
Wireless Telecommunication Services    0.2
Construction Materials                 0.1
Consumer Finance                       0.1
Containers & Packaging                 0.1
Gas Utilities                          0.1
Paper & Forest Products                0.1
Thrifts & Mortgage Finance             0.1
Trading Companies & Distributors       0.1
Water Utilities                        0.1
Airlines                               0.0++
Independent Power Producers &
  Energy Traders                       0.0++
Short-Term Investment                  0.2
Cash and Other Assets, Less
  Liabilities                          0.3
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments on page 12 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  International Business Machines Corp.
    4.  Apple, Inc.
    5.  Cisco Systems, Inc.
    6.  Johnson & Johnson
    7.  Wal-Mart Stores, Inc.
    8.  AT&T, Inc.
    9.  Chevron Corp.
   10.  Procter & Gamble Co. (The)






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY COMMON STOCK FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Common Stock Fund returned -9.31% for Investor Class shares, -8.93% for Class A shares, -9.65% for Class B shares and -9.55% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned -8.84% and Class R2 shares returned -8.98%. All share classes underperformed the -7.14% return of the average Lipper(1) large-cap core fund and the -8.53% return of the S&P 500(R) Index(2) for the six months ended April 30, 2009. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the six-month reporting period, the Fund underperformed the S&P 500(R) Index, largely because of severe market volatility, which is typically not a good environment for our model. Despite the Fund's underperformance, we identified problems in the financials sector early in the reporting period and remained underweight relative to the S&P 500(R) Index in many financial stocks, which helped the Fund's relative performance.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?

Relative to the S&P 500(R) Index, the three strongest contributing sectors were technology, financials and utilities. Overweight positions in computer and electronic device manufacturer Apple and data-protection software company Symantec helped the Fund's performance relative to the S&P 500(R) Index. The Fund's underweight positions in Bank of America and Citigroup also helped the Fund's relative performance.

During the reporting period, the sectors with the strongest negative contributions to the Fund's performance were energy, industrials and health care. In the energy sector, our focus on integrated companies such as ExxonMobil detracted from the Fund's performance. The Fund's overweight position in certain transportation stocks such as Norfolk Southern also detracted. Norfolk Southern's stock price fell on evidence that the economy was contracting.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

On an absolute basis, computer and electronic device manufacturer Apple, pharmaceutical company Schering-Plough and information technology giant IBM had the strongest contributions to the Fund's returns. Apple maintained strong sales of its primary products despite the downturn, Schering-Plough received a takeover offer from Merck, and IBM continued to benefit from its emphasis on services.

Bank of America, General Electric and Wells Fargo were among the greatest detractors from the Fund's absolute performance. All three suffered from concerns about their exposure to distressed financial assets.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Among the stocks the Fund purchased during the reporting period were Bristol-Myers Squibb and Morgan Stanley. Bristol-Myers Squibb was purchased as a potential "safe haven" during a volatile period in the stock market. Morgan Stanley was purchased when our model began to suggest that the company was likely to survive the financial crisis.

Citigroup and Boeing were among the stocks we sold during the reporting period. We sold Citigroup when it came to be perceived as one of the weakest banks. We sold Boeing on concerns that the company's commercial airline business would be hurt by the economic slowdown.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 7 for more information on the S&P 500(R) Index.


10    MainStay Common Stock Fund

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund shifted from an underweight to an overweight position relative to the S&P 500(R) Index in health care. The increase was driven primarily by our desire to position the Fund more defensively in an uncertain economic environment. We also increased the Fund's overweight position in the consumer discretionary sector when economic concerns led many stocks in the sector to become extremely inexpensive from a historical perspective.

The Fund moved from an overweight to an underweight position in both energy and industrials. Both moves were made for defensive reasons, as we sought to protect the Fund should the recession deepen.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the Fund's most substantially overweight sectors relative to the S&P 500(R) Index were consumer discretionary and information technology. We felt that many stocks in these sectors had become attractive on a valuation basis.

Relative to the S&P 500(R) Index, the Fund's most substantially underweight sectors were consumer staples and materials. Even though consumer staples is considered a defensive sector, our model indicated that many stocks in the sector had become relatively expensive and should be avoided. Since materials is considered to be an economically sensitive sector, the Fund's underweight position helped offset its underweight position in consumer staples.



----------

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                    SHARES           VALUE
COMMON STOCKS 99.5%+
----------------------------------------------------------

AEROSPACE & DEFENSE 2.8%
General Dynamics Corp.               6,936   $     358,382
Goodrich Corp.                       4,907         217,282
Honeywell International,
  Inc.                              74,475       2,324,365
Lockheed Martin Corp.               28,223       2,216,352
Northrop Grumman Corp.              51,201       2,475,568
Precision Castparts Corp.           16,582       1,241,329
Raytheon Co.                         7,137         322,806
United Technologies Corp.            8,064         393,846
                                             -------------
                                                 9,549,930
                                             -------------

AIR FREIGHT & LOGISTICS 0.8%
FedEx Corp.                         22,121       1,237,891
United Parcel Service, Inc.
  Class B                           27,948       1,462,798
                                             -------------
                                                 2,700,689
                                             -------------

AIRLINES 0.0%++
JetBlue Airways Corp. (a)            6,270          30,911
Southwest Airlines Co.               6,423          44,833
                                             -------------
                                                    75,744
                                             -------------

BEVERAGES 1.6%
Coca-Cola Co. (The)                 51,848       2,232,056
Coca-Cola Enterprises, Inc.         26,156         446,221
Hansen Natural Corp. (a)            14,485         590,409
Pepsi Bottling Group, Inc.
  (The)                              5,370         167,920
PepsiCo, Inc.                       38,067       1,894,214
                                             -------------
                                                 5,330,820
                                             -------------

BIOTECHNOLOGY 1.8%
Amgen, Inc. (a)                     77,859       3,773,826
Biogen Idec, Inc. (a)               24,245       1,172,003
Cephalon, Inc. (a)                   7,738         507,690
Gilead Sciences, Inc. (a)           14,455         662,039
                                             -------------
                                                 6,115,558
                                             -------------

CAPITAL MARKETS 2.5%
Ameriprise Financial, Inc.          24,496         645,470
Bank of New York Mellon Corp.
  (The)                             42,843       1,091,640
Charles Schwab Corp. (The)          54,394       1,005,201
Federated Investors, Inc.
  Class B                           17,261         394,932
Goldman Sachs Group, Inc.
  (The)                              7,329         941,776
Invesco, Ltd.                       91,613       1,348,543
Morgan Stanley                      79,303       1,874,723
Northern Trust Corp.                10,037         545,611
Raymond James Financial,
  Inc.                               5,579          87,535
SEI Investments Co.                  3,602          50,536
State Street Corp.                  14,372         490,516
                                             -------------
                                                 8,476,483
                                             -------------

CHEMICALS 0.3%
Ashland, Inc.                        1,754          38,518
CF Industries Holdings, Inc.         1,921         138,408
Monsanto Co.                         4,856         412,226
Scotts Miracle-Gro Co. (The)
  Class A                            8,675         292,955
Terra Industries, Inc.               7,391         195,861
                                             -------------
                                                 1,077,968
                                             -------------

COMMERCIAL BANKS 1.4%
Associated Banc-Corp.               14,362         222,180
BancorpSouth, Inc.                   8,069         187,604
BB&T Corp.                          30,096         702,441
Commerce Bancshares, Inc.            1,288          42,633
Cullen/Frost Bankers, Inc.           3,285         154,691
First Horizon National Corp.        16,350         188,188
FirstMerit Corp.                     4,421          85,812
Huntington Bancshares, Inc.         69,053         192,658
PNC Financial Services Group,
  Inc.                               6,594         261,782
SunTrust Banks, Inc.                13,758         198,665
TCF Financial Corp.                 13,086         182,026
U.S. Bancorp                           359           6,541
Valley National Bancorp              3,625          52,454
Wells Fargo & Co.                  108,108       2,163,241
                                             -------------
                                                 4,640,916
                                             -------------

COMMUNICATIONS EQUIPMENT 2.8%
3Com Corp. (a)                      10,907          44,173
Ciena Corp. (a)                     15,452         184,651
V  Cisco Systems, Inc. (a)         359,443       6,944,439
F5 Networks, Inc. (a)                  304           8,290
JDS Uniphase Corp. (a)              26,250         121,013
Juniper Networks, Inc. (a)          20,990         454,433
QUALCOMM, Inc.                      30,887       1,307,138
Tellabs, Inc. (a)                   93,674         490,852
                                             -------------
                                                 9,554,989
                                             -------------

COMPUTERS & PERIPHERALS 8.0%
V  Apple, Inc. (a)                  55,917       7,036,036
EMC Corp. (a)                      196,816       2,466,104
Hewlett-Packard Co.                157,190       5,655,696
V  International Business
  Machines Corp.                    73,298       7,565,087
Lexmark International, Inc.
  Class A (a)                       18,401         361,028
NCR Corp. (a)                        4,250          43,138
NetApp, Inc. (a)                   103,708       1,897,856
QLogic Corp. (a)                    14,489         205,454
Sun Microsystems, Inc. (a)          38,211         350,013
Teradata Corp. (a)                  39,810         665,623
Western Digital Corp. (a)           32,004         752,734
                                             -------------
                                                26,998,769
                                             -------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.


12    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
CONSTRUCTION & ENGINEERING 0.7%
Fluor Corp.                         45,147   $   1,709,717
Granite Construction, Inc.             995          39,253
Shaw Group, Inc. (The) (a)          12,016         402,896
URS Corp. (a)                        4,911         216,379
                                             -------------
                                                 2,368,245
                                             -------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.                 3,911         185,968
                                             -------------


CONSUMER FINANCE 0.1%
Capital One Financial Corp.         20,831         348,711
                                             -------------



CONTAINERS & PACKAGING 0.1%
Ball Corp.                           3,679         138,772
Bemis Co., Inc.                      7,492         180,108
Pactiv Corp. (a)                     5,055         110,502
Sonoco Products Co.                  2,863          69,886
                                             -------------
                                                   499,268
                                             -------------

DIVERSIFIED CONSUMER SERVICES 0.7%
Apollo Group, Inc. Class A
  (a)                               26,949       1,696,440
Career Education Corp. (a)          14,543         320,528
DeVry, Inc.                          8,565         364,526
Strayer Education, Inc.                413          78,226
                                             -------------
                                                 2,459,720
                                             -------------

DIVERSIFIED FINANCIAL SERVICES 1.7%
Bank of America Corp.               61,147         546,043
IntercontinentalExchange,
  Inc. (a)                           2,882         252,463
JPMorgan Chase & Co.               148,064       4,886,112
                                             -------------
                                                 5,684,618
                                             -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.8%
V  AT&T, Inc.                      249,314       6,387,425
Qwest Communications
  International, Inc.              192,710         749,642
Verizon Communications, Inc.       180,354       5,471,940
                                             -------------
                                                12,609,007
                                             -------------

ELECTRIC UTILITIES 1.1%
Exelon Corp.                        36,742       1,694,908
Pinnacle West Capital Corp.         11,389         311,831
Progress Energy, Inc.               13,734         468,604
Southern Co. (The)                  36,743       1,061,138
                                             -------------
                                                 3,536,481
                                             -------------

ELECTRICAL EQUIPMENT 0.7%
Cooper Industries, Ltd. Class
  A                                 28,465         933,367
Emerson Electric Co.                31,751       1,080,804
Hubbel, Inc. Class B                 5,699         189,207
                                             -------------
                                                 2,203,378
                                             -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.5%
Agilent Technologies, Inc.
  (a)                               12,979         236,997
Arrow Electronics, Inc. (a)          7,395         168,162
Avnet, Inc. (a)                     25,777         564,258
Ingram Micro, Inc. Class A
  (a)                               36,688         532,710
Jabil Circuit, Inc.                  7,239          58,636
Molex, Inc.                         12,490         208,208
                                             -------------
                                                 1,768,971
                                             -------------

ENERGY EQUIPMENT & SERVICES 1.3%
Cameron International Corp.
  (a)                               43,718       1,118,306
Diamond Offshore Drilling,
  Inc.                              16,770       1,214,316
ENSCO International, Inc.           10,845         306,697
National Oilwell Varco, Inc.
  (a)                                8,563         259,288
Noble Corp.                          4,851         132,578
Schlumberger, Ltd.                  16,453         806,032
Tidewater, Inc.                      8,642         373,766
                                             -------------
                                                 4,210,983
                                             -------------

FOOD & STAPLES RETAILING 2.3%
BJ's Wholesale Club, Inc. (a)        1,719          57,311
CVS Caremark Corp.                   7,921         251,729
Kroger Co. (The)                    11,631         251,462
SUPERVALU, Inc.                      8,297         135,656
Sysco Corp.                         22,441         523,549
V  Wal-Mart Stores, Inc.           127,689       6,435,526
Whole Foods Market, Inc.             5,576         115,591
                                             -------------
                                                 7,770,824
                                             -------------

FOOD PRODUCTS 1.2%
Archer-Daniels-Midland Co.          77,216       1,901,058
Dean Foods Co. (a)                  30,675         634,973
General Mills, Inc.                  8,858         449,012
Hershey Co. (The)                   26,967         974,587
Kraft Foods, Inc. Class A            1,753          41,020
                                             -------------
                                                 4,000,650
                                             -------------

GAS UTILITIES 0.1%
UGI Corp.                           18,235         418,311
                                             -------------


HEALTH CARE EQUIPMENT & SUPPLIES 0.2%
Baxter International, Inc.             306          14,841
Boston Scientific Corp. (a)          1,056           8,881
C.R. Bard, Inc.                      2,915         208,801
Edwards Lifesciences Corp.
  (a)                                1,675         106,162
Medtronic, Inc.                      1,023          32,736
ResMed, Inc. (a)                     8,472         325,748
Teleflex, Inc.                       3,248         139,599
                                             -------------
                                                   836,768
                                             -------------

HEALTH CARE PROVIDERS & SERVICES 3.4%
Aetna, Inc.                         81,591       1,795,818
CIGNA Corp.                         42,217         832,097


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Community Health Systems,
  Inc. (a)                           2,597   $      59,315
DaVita, Inc. (a)                     4,016         186,222
Humana, Inc. (a)                    44,743       1,287,704
Lincare Holdings, Inc. (a)          16,686         402,633
McKesson Corp.                       7,498         277,426
Omnicare, Inc.                      20,062         515,794
Quest Diagnostics, Inc.             39,962       2,051,249
UnitedHealth Group, Inc.           107,049       2,517,793
WellPoint, Inc. (a)                 31,435       1,344,161
                                             -------------
                                                11,270,212
                                             -------------

HOTELS, RESTAURANTS & LEISURE 1.6%
Chipotle Mexican Grill, Inc.
  Class A (a)                        1,899         153,990
Darden Restaurants, Inc.            32,037       1,184,408
International Game Technology       10,351         127,835
McDonald's Corp.                    70,656       3,765,258
Panera Bread Co. Class A (a)         3,562         199,508
Starbucks Corp. (a)                  1,616          23,367
                                             -------------
                                                 5,454,366
                                             -------------

HOUSEHOLD DURABLES 1.4%
Black & Decker Corp.                 2,295          92,489
Centex Corp.                        82,859         906,477
D.R. Horton, Inc.                   86,587       1,129,960
Harman International
  Industries, Inc.                   2,203          40,073
KB Home                              6,025         108,872
Leggett & Platt, Inc.               49,089         704,918
Lennar Corp. Class A                32,058         312,245
NVR, Inc. (a)                        1,247         630,196
Stanley Works (The)                  3,550         135,006
Toll Brothers, Inc. (a)             25,483         516,286
                                             -------------
                                                 4,576,522
                                             -------------

HOUSEHOLD PRODUCTS 2.3%
Church & Dwight Co., Inc.            3,718         202,297
Clorox Co. (The)                    18,723       1,049,424
Colgate-Palmolive Co.                5,959         351,581
Kimberly-Clark Corp.                 6,021         295,872
V  Procter & Gamble Co. (The)      115,291       5,699,987
                                             -------------
                                                 7,599,161
                                             -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.0%++
Constellation Energy Group,
  Inc.                               1,112          26,777
                                             -------------


INDUSTRIAL CONGLOMERATES 1.5%
3M Co.                              11,865         683,424
General Electric Co.               331,219       4,189,920
                                             -------------
                                                 4,873,344
                                             -------------

INSURANCE 3.6%
Aflac, Inc.                         14,559         420,609
American Financial Group,
  Inc.                               1,996          35,090
Aon Corp.                           12,058         508,848
Arthur J. Gallagher & Co.            5,110         114,873
Brown & Brown, Inc.                  9,585         186,524
Chubb Corp. (The)                   55,285       2,153,351
Cincinnati Financial Corp.          19,320         462,714
First American Corp.                 2,540          71,323
Hanover Insurance Group, Inc.
  (The)                              1,400          41,972
HCC Insurance Holdings, Inc.        25,654         613,644
Loews Corp.                         12,355         307,516
MetLife, Inc.                       56,487       1,680,488
Principal Financial Group,
  Inc.                              19,842         324,218
Prudential Financial, Inc.          27,086         782,244
StanCorp Financial Group,
  Inc.                               7,168         196,618
Torchmark Corp.                     12,821         376,040
Travelers Cos., Inc. (The)          67,365       2,771,396
Unum Group                          26,187         427,895
W.R. Berkley Corp.                  30,988         740,923
                                             -------------
                                                12,216,286
                                             -------------

INTERNET & CATALOG RETAIL 0.4%
Amazon.com, Inc. (a)                 8,901         716,708
Netflix, Inc. (a)                    7,097         321,565
Priceline.com, Inc. (a)              4,740         460,207
                                             -------------
                                                 1,498,480
                                             -------------

INTERNET SOFTWARE & SERVICES 2.1%
Akamai Technologies, Inc. (a)       13,445         296,059
eBay, Inc. (a)                     168,711       2,778,670
Google, Inc. Class A (a)             6,101       2,415,813
VeriSign, Inc. (a)                  45,359         933,488
Yahoo!, Inc. (a)                    50,429         720,631
                                             -------------
                                                 7,144,661
                                             -------------

IT SERVICES 2.8%
Affiliated Computer Services,
  Inc. Class A (a)                  30,637       1,482,218
Alliance Data Systems Corp.
  (a)                               14,074         589,278
Automatic Data Processing,
  Inc.                              13,680         481,536
Broadridge Financial
  Solutions LLC                     24,032         465,019
Computer Sciences Corp. (a)         47,530       1,756,709
Fidelity National Information
  Services, Inc.                     6,896         123,094
Fiserv, Inc. (a)                    37,538       1,400,918
Global Payments, Inc.               17,562         563,038
Hewitt Associates, Inc. Class
  A (a)                              9,701         304,223
Lender Processing Services,
  Inc.                               2,360          67,638
SAIC, Inc. (a)                      37,414         677,194
Total System Services, Inc.         18,088         225,557
Western Union Co. (The)             68,867       1,153,522
                                             -------------
                                                 9,289,944
                                             -------------





14    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
LEISURE EQUIPMENT & PRODUCTS 0.3%
Hasbro, Inc.                        38,532   $   1,027,263
                                             -------------

LIFE SCIENCES TOOLS & SERVICES 0.3%
Life Technologies Corp. (a)          5,985         223,241
Pharmaceutical Product
  Development, Inc.                 16,835         330,134
Waters Corp. (a)                     8,576         378,802
                                             -------------
                                                   932,177
                                             -------------

MACHINERY 1.1%
Dover Corp.                         51,109       1,573,135
Illinois Tool Works, Inc.            8,110         266,008
Parker Hannifin Corp.               42,539       1,929,144
SPX Corp.                            1,389          64,130
                                             -------------
                                                 3,832,417
                                             -------------

MEDIA 2.6%
CBS Corp. Class B                   25,370         178,605
Comcast Corp. Class A              192,321       2,973,282
DIRECTV Group, Inc. (The) (a)       84,210       2,082,513
Interpublic Group of Cos.,
  Inc. (The) (a)                    71,389         446,895
McGraw-Hill Cos., Inc. (The)        12,098         364,755
Time Warner Cable, Inc.             13,935         449,125
Time Warner, Inc.                  108,354       2,365,368
Walt Disney Co. (The)                1,400          30,660
                                             -------------
                                                 8,891,203
                                             -------------

METALS & MINING 0.4%
Allegheny Technologies, Inc.         4,202         137,531
Nucor Corp.                         19,855         807,900
Reliance Steel & Aluminum
  Co.                                5,456         192,215
Steel Dynamics, Inc.                 4,517          56,237
                                             -------------
                                                 1,193,883
                                             -------------

MULTI-UTILITIES 1.2%
Consolidated Edison, Inc.           15,512         575,961
NSTAR                               13,143         412,822
PG&E Corp.                          50,863       1,888,034
Wisconsin Energy Corp.               4,525         180,819
Xcel Energy, Inc.                   45,394         837,065
                                             -------------
                                                 3,894,701
                                             -------------

MULTILINE RETAIL 1.4%
Big Lots, Inc. (a)                  18,721         517,448
Dollar Tree, Inc. (a)               20,320         860,349
Family Dollar Stores, Inc.          43,916       1,457,572
Kohl's Corp. (a)                    26,266       1,191,163
Macy's, Inc.                        16,673         228,087
Target Corp.                        10,324         425,968
                                             -------------
                                                 4,680,587
                                             -------------

OIL, GAS & CONSUMABLE FUELS 10.5%
Apache Corp.                        19,162       1,396,143
V  Chevron Corp.                    89,243       5,898,962
Comstock Resources, Inc. (a)         2,520          86,839
ConocoPhillips                      93,815       3,846,415
CONSOL Energy, Inc.                  3,741         117,019
Devon Energy Corp.                   7,128         369,587
V  ExxonMobil Corp.                239,105      15,941,130
Marathon Oil Corp.                  33,129         983,931
Murphy Oil Corp.                    43,530       2,076,816
Noble Energy, Inc.                     151           8,569
Occidental Petroleum Corp.          43,965       2,474,790
Peabody Energy Corp.                10,327         272,530
Sunoco, Inc.                        13,208         350,144
Tesoro Corp.                        38,330         584,533
Valero Energy Corp.                 46,139         915,398
                                             -------------
                                                35,322,806
                                             -------------

PAPER & FOREST PRODUCTS 0.1%
International Paper Co.             13,142         166,378
                                             -------------


PHARMACEUTICALS 10.0%
Abbott Laboratories                102,595       4,293,601
Bristol-Myers Squibb Co.           147,736       2,836,531
Eli Lilly & Co.                     92,272       3,037,594
Endo Pharmaceuticals
  Holdings, Inc. (a)                24,266         401,360
Forest Laboratories, Inc. (a)       51,294       1,112,567
V  Johnson & Johnson               127,976       6,700,823
King Pharmaceuticals, Inc.
  (a)                               76,213         600,559
Merck & Co., Inc.                   60,089       1,456,557
Mylan, Inc. (a)                     47,623         631,005
Pfizer, Inc.                       415,159       5,546,524
Schering-Plough Corp.              151,848       3,495,541
Valeant Pharmaceuticals
  International(a)                  13,707         229,729
Watson Pharmaceuticals, Inc.
  (a)                               29,116         900,849
Wyeth                               57,723       2,447,455
                                             -------------
                                                33,690,695
                                             -------------

PROFESSIONAL SERVICES 0.5%
Manpower, Inc.                      17,517         754,808
Monster Worldwide, Inc. (a)          2,645          36,501
Robert Half International,
  Inc.                              36,812         884,224
                                             -------------
                                                 1,675,533
                                             -------------

REAL ESTATE INVESTMENT TRUSTS 0.4%
Equity Residential                   5,353         122,530
Host Hotels & Resorts, Inc.         25,176         193,603
Public Storage                      13,680         914,645
Realty Income Corp.                  2,854          63,730
Ventas, Inc.                         4,479         128,279
                                             -------------
                                                 1,422,787
                                             -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
ROAD & RAIL 0.2%
CSX Corp.                           14,825   $     438,672
Norfolk Southern Corp.               5,962         212,724
Ryder System, Inc.                   4,181         115,772
                                             -------------
                                                   767,168
                                             -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.2%
Altera Corp.                        12,536         204,462
Atmel Corp. (a)                        399           1,532
Broadcom Corp. Class A (a)          36,708         851,259
Cree, Inc. (a)                         839          22,980
Intel Corp.                        193,251       3,049,501
Intersil Corp. Class A               6,980          80,968
National Semiconductor Corp.        14,746         182,408
Novellus Systems, Inc. (a)          29,520         533,131
NVIDIA Corp. (a)                     7,536          86,513
Teradyne, Inc. (a)                   6,661          39,567
Texas Instruments, Inc.            135,065       2,439,274
                                             -------------
                                                 7,491,595
                                             -------------

SOFTWARE 5.6%
Adobe Systems, Inc. (a)             85,391       2,335,444
Autodesk, Inc. (a)                  26,649         531,381
BMC Software, Inc. (a)              26,394         915,080
Compuware Corp. (a)                 67,257         503,082
McAfee, Inc. (a)                     2,348          88,144
V  Microsoft Corp.                 410,893       8,324,692
Novell, Inc. (a)                    42,206         158,695
Oracle Corp.                       166,015       3,210,730
Sybase, Inc. (a)                    18,321         622,181
Symantec Corp. (a)                  92,897       1,602,473
Synopsys, Inc. (a)                  20,025         436,145
                                             -------------
                                                18,728,047
                                             -------------

SPECIALTY RETAIL 4.6%
Abercrombie & Fitch Co. Class
  A                                  3,595          97,281
Advance Auto Parts, Inc.            15,976         698,950
American Eagle Outfitters,
  Inc.                               4,980          73,804
AutoNation, Inc. (a)                17,486         309,677
AutoZone, Inc. (a)                  11,745       1,954,251
Best Buy Co., Inc.                   7,859         301,628
Foot Locker, Inc.                   17,956         213,497
GameStop Corp. Class A(a)            6,420         193,627
Gap, Inc. (The)                    126,108       1,959,718
Home Depot, Inc. (The)             140,722       3,703,803
Limited Brands, Inc.                74,166         846,976
Lowe's Cos., Inc.                   83,683       1,799,184
RadioShack Corp.                    19,153         269,674
Ross Stores, Inc.                   25,372         962,614
Sherwin-Williams Co. (The)          30,871       1,748,533
TJX Cos., Inc.                      16,096         450,205
                                             -------------
                                                15,583,422
                                             -------------

TEXTILES, APPAREL & LUXURY GOODS 0.4%
Coach, Inc. (a)                     10,048         246,176
Polo Ralph Lauren Corp.             17,724         954,260
                                             -------------
                                                 1,200,436
                                             -------------

THRIFTS & MORTGAGE FINANCE 0.1%
First Niagara Financial
  Group, Inc.                        1,357          18,374
Peoples United Financial            16,505         257,808
                                             -------------
                                                   276,182
                                             -------------

TOBACCO 1.5%
Altria Group, Inc.                 169,154       2,762,285
Lorillard, Inc.                        929          58,648
Philip Morris International,
  Inc.                              61,237       2,216,779
                                             -------------
                                                 5,037,712
                                             -------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
MSC Industrial Direct Co.            6,355         259,602
                                             -------------

WATER UTILITIES 0.1%
Aqua America, Inc.                  15,482         284,095
                                             -------------

WIRELESS TELECOMMUNICATION SERVICES 0.2%
Sprint Nextel Corp. (a)            110,713         482,709
Telephone and Data Systems,
  Inc.                               2,999          85,981
                                             -------------
                                                   568,690
                                             -------------
Total Common Stocks
  (Cost $383,601,155)                          334,300,901
                                             -------------






16    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
SHORT-TERM INVESTMENT 0.2%
----------------------------------------------------------

REPURCHASE AGREEMENT 0.2%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $553,796 (Collateralized by
  a United States Treasury
  Bill with a rate of 0.12%
  and a maturity date of
  7/30/09, with a Principal
  Amount of $545,000 and a
  Market Value of $544,837)       $533,795   $     533,795
                                             -------------
Total Short-Term Investment
  (Cost $533,795)                                  533,795
                                             -------------
Total Investments
  (Cost $384,134,950) (b)             99.7%    334,834,696
Cash and Other Assets,
  Less Liabilities                     0.3       1,167,689
                                     -----    ------------
Net Assets                           100.0%  $ 336,002,385
                                     =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  At April 30, 2009, cost is $392,198,163
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 10,453,348
Gross unrealized depreciation       (67,816,815)
                                   ------------
Net unrealized depreciation        $(57,363,467)
                                   ============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $334,300,901
Level 2--Other Significant
  Observable Inputs                       533,795
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $334,834,696
                                     ============




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $384,134,950)     $ 334,834,696
Receivables:
  Fund shares sold                       1,014,312
  Dividends and interest                   543,868
Other assets                                48,109
                                     -------------
     Total assets                      336,440,985
                                     -------------
LIABILITIES:
Payables:
  Manager (See Note 3)                     122,208
  Transfer agent (See Note 3)              104,245
  Investment securities purchased          101,570
  Fund shares redeemed                      51,237
  Custodian                                 20,982
  Professional fees                         13,683
  NYLIFE Distributors (See Note 3)          13,648
  Shareholder communication                  8,420
  Trustees                                   2,573
Accrued expenses                                34
                                     -------------
     Total liabilities                     438,600
                                     -------------
Net assets                           $ 336,002,385
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $     403,024
Additional paid-in capital             525,151,880
                                     -------------
                                       525,554,904
Accumulated undistributed net
  investment income                      2,292,381
Accumulated net realized loss on
  investments                         (142,544,646)
Net unrealized depreciation on
  investments                          (49,300,254)
                                     -------------
Net assets                           $ 336,002,385
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  11,478,500
                                     =============
Shares of beneficial interest
  outstanding                            1,372,294
                                     =============
Net asset value per share
  outstanding                        $        8.36
Maximum sales charge (5.50% of
  offering price)                             0.49
                                     -------------
Maximum offering price per share
  outstanding                        $        8.85
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $   9,894,806
                                     =============
Shares of beneficial interest
  outstanding                            1,185,690
                                     =============
Net asset value per share
  outstanding                        $        8.35
Maximum sales charge (5.50% of
  offering price)                             0.49
                                     -------------
Maximum offering price per share
  outstanding                        $        8.84
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  10,323,042
                                     =============
Shares of beneficial interest
  outstanding                            1,328,078
                                     =============
Net asset value and offering price
  per share outstanding              $        7.77
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   1,224,535
                                     =============
Shares of beneficial interest
  outstanding                              157,578
                                     =============
Net asset value and offering price
  per share outstanding              $        7.77
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 303,081,502
                                     =============
Shares of beneficial interest
  outstanding                           36,258,771
                                     =============
Net asset value and offering price
  per share outstanding              $        8.36
                                     =============







18    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $  4,555,530
  Interest                                    595
                                     ------------
     Total income                       4,556,125
                                     ------------
EXPENSES:
  Manager (See Note 3)                    928,183
  Transfer agent--Investor Class
     (See Note 3)                          49,333
  Transfer agent--Class A (See Note
     3)                                     2,201
  Transfer agent--Classes B and C
     (See Note 3)                          56,932
  Transfer agent--Class I (See Note
     3)                                    61,727
  Registration                             46,879
  Professional fees                        45,703
  Distribution--Class B (See Note
     3)                                    40,657
  Distribution--Class C (See Note
     3)                                     4,890
  Distribution/Service--Investor
     Class (See Note 3)                    13,170
  Distribution/Service--Class A
     (See Note 3)                          13,088
  Service--Class B (See Note 3)            13,552
  Service--Class C (See Note 3)             1,630
  Shareholder communication                37,098
  Custodian                                14,481
  Trustees                                  9,245
  Miscellaneous                            15,461
                                     ------------
     Total expenses before waiver       1,354,230
  Expense waiver from Manager
     (See Note 3)                        (191,900)
                                     ------------
     Net expenses                       1,162,330
                                     ------------
Net investment income                   3,393,795
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (96,758,916)
Net change in unrealized
  depreciation on investments          59,932,568
                                     ------------
Net realized and unrealized loss on
  investments                         (36,826,348)
                                     ------------
Net decrease in net assets
  resulting from operations          $(33,432,553)
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  3,393,795   $   4,546,648
 Net realized loss on
  investments                   (96,758,916)    (44,369,359)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 59,932,568    (138,553,283)
                               ----------------------------
 Net decrease in net assets
  resulting from operations     (33,432,553)   (178,375,994)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                  (61,370)             --
    Class A                        (137,534)       (171,686)
    Class I                      (4,956,619)     (2,226,407)
                               ----------------------------
                                 (5,155,523)     (2,398,093)
                               ----------------------------
 From net realized gain on
  investments:
    Class A                              --      (3,126,114)
    Class B                              --      (2,498,775)
    Class C                              --        (246,790)
    Class I                              --     (15,731,958)
                               ----------------------------
                                         --     (21,603,637)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (5,155,523)    (24,001,730)
                               ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         35,101,304     185,061,531
 Net asset value of shares
  issued in connection with
  the acquisition of McMorgan
  Equity Investment Fund                 --     199,326,482
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               4,901,105      23,714,447
 Cost of shares redeemed        (41,103,407)   (130,902,856)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                (1,100,998)    277,199,604
                               ----------------------------
    Net increase (decrease)
     in net assets              (39,689,074)     74,821,880

NET ASSETS:
Beginning of period             375,691,459     300,869,579
                               ----------------------------
End of period                  $336,002,385   $ 375,691,459
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $  2,292,381   $   4,054,109
                               ============================







20    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   INVESTOR CLASS
                                            ---------------------------
                                                           FEBRUARY 28,
                                            SIX MONTHS        2008**
                                               ENDED          THROUGH
                                             APRIL 30,      OCTOBER 31,

                                            ---------------------------
                                               2009*           2008
Net asset value at beginning of period        $  9.27         $ 13.17
                                              -------         -------
Net investment income (loss) (a)                 0.06            0.03
Net realized and unrealized gain (loss)
  on investments                                (0.92)          (3.93)
                                              -------         -------
Total from investment operations                (0.86)          (3.90)
                                              -------         -------
Less dividends and distributions:
  From net investment income                    (0.05)             --
  From net realized gain on investments            --              --
                                              -------         -------
Total dividends and distributions               (0.05)             --
                                              -------         -------
Net asset value at end of period              $  8.36         $  9.27
                                              =======         =======
Total investment return (c)                     (9.31%)(d)     (29.61%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                   1.37% ++        0.41% ++
  Net expenses                                   1.40% ++        1.40% ++
  Expenses (before waiver/reimbursement)         1.86% ++        1.58% ++
Portfolio turnover rate                            68%            158%
Net assets at end of period (in 000's)        $11,479         $11,811




                                                                        CLASS B
                                          -------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED
                                           APRIL 30,                    YEAR ENDED OCTOBER 31,

                                          -------------------------------------------------------------------
                                             2009*        2008       2007       2006       2005         2004
Net asset value at beginning of period      $  8.60     $ 15.07    $ 13.80    $ 11.94    $ 10.87      $ 10.26
                                            -------     -------    -------    -------    -------      -------
Net investment income (loss) (a)               0.03       (0.04)     (0.04)     (0.01)     (0.01)(b)    (0.09)
Net realized and unrealized gain (loss)
  on investments                              (0.86)      (5.29)      1.59       1.87       1.08         0.70
                                            -------     -------    -------    -------    -------      -------
Total from investment operations              (0.83)      (5.33)      1.55       1.86       1.07         0.61
                                            -------     -------    -------    -------    -------      -------
Less dividends and distributions:
  From net investment income                     --          --         --         --         --           --
  From net realized gain on investments          --       (1.14)     (0.28)        --         --           --
                                            -------     -------    -------    -------    -------      -------
Total dividends and distributions                --       (1.14)     (0.28)        --         --           --
                                            -------     -------    -------    -------    -------      -------
Net asset value at end of period            $  7.77     $  8.60    $ 15.07    $ 13.80    $ 11.94      $ 10.87
                                            =======     =======    =======    =======    =======      =======
Total investment return (c)                   (9.65%)(d) (37.77%)    11.39%     15.58%      9.84%        5.95%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 0.67% ++   (0.30%)    (0.31%)    (0.05%)    (0.08%)(b)   (0.80%)
  Net expenses                                 2.15% ++    2.10%      2.04%      2.05%      2.13%        2.40%
  Expenses (before waiver/reimbursement)       2.61% ++    2.27%      2.23%      2.35%      2.47%        2.52%
Portfolio turnover rate                          68%        158%       122%       144%       105%         136%
Net assets at end of period (in 000's)      $10,323     $13,212    $33,203    $39,024    $50,815      $53,640




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.03 per share and 0.24%, for Class A, Class B and Class C shares, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.





22    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                CLASS A
-----------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                   YEAR ENDED OCTOBER 31,

      -----------------------------------------------------------------
         2009*        2008       2007       2006       2005       2004
        $ 9.28      $ 16.10    $ 14.66    $ 12.62    $ 11.41    $ 10.69
        ------      -------    -------    -------    -------    -------
          0.08         0.08       0.06       0.09       0.08(b)   (0.01)
         (0.91)       (5.70)      1.72       1.97       1.13       0.73
        ------      -------    -------    -------    -------    -------
         (0.83)       (5.62)      1.78       2.06       1.21       0.72
        ------      -------    -------    -------    -------    -------

         (0.10)       (0.06)     (0.06)     (0.02)        --         --
            --        (1.14)     (0.28)        --         --         --
        ------      -------    -------    -------    -------    -------
         (0.10)       (1.20)     (0.34)     (0.02)        --         --
        ------      -------    -------    -------    -------    -------
        $ 8.35      $  9.28    $ 16.10    $ 14.66    $ 12.62    $ 11.41
        ======      =======    =======    =======    =======    =======
         (8.93%)(d)  (37.22%)    12.24%     16.43%     10.60%      6.74%

          1.89% ++     0.65%      0.42%      0.63%      0.67%(b)  (0.05%)
          0.91% ++     1.15%      1.29%      1.30%      1.38%      1.65%
          0.96% ++     1.30%      1.48%      1.60%      1.72%      1.77%
            68%         158%       122%       144%       105%       136%
        $9,895      $12,530    $44,874    $38,940    $35,886    $34,957




                              CLASS C
-------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                 YEAR ENDED OCTOBER 31,

      -------------------------------------------------------------
         2009*        2008      2007      2006      2005      2004
        $ 8.59      $ 15.07    $13.79    $11.94    $10.87    $10.25
        ------      -------    ------    ------    ------    ------
          0.02        (0.04)    (0.05)    (0.01)    (0.01)(b) (0.09)
         (0.84)       (5.30)     1.61      1.86      1.08      0.71
        ------      -------    ------    ------    ------    ------
         (0.82)       (5.34)     1.56      1.85      1.07      0.62
        ------      -------    ------    ------    ------    ------

            --           --        --        --        --        --
            --        (1.14)    (0.28)       --        --        --
        ------      -------    ------    ------    ------    ------
            --        (1.14)    (0.28)       --        --        --
        ------      -------    ------    ------    ------    ------
        $ 7.77      $  8.59    $15.07    $13.79    $11.94    $10.87
        ======      =======    ======    ======    ======    ======
         (9.55%)(d)  (37.84%)   11.47%    15.49%     9.84%     6.05%

          0.66% ++    (0.30%)   (0.32%)   (0.09%)   (0.08%)(b)(0.80%)
          2.15% ++     2.10%     2.04%     2.05%     2.13%     2.40%
          2.61% ++     2.27%     2.23%     2.35%     2.47%     2.52%
            68%         158%      122%      144%      105%      136%
        $1,225      $ 1,611    $3,334    $3,254    $3,045    $2,926




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         CLASS I
                            ----------------------------------------------------------------
                                                                                DECEMBER 28,
                            SIX MONTHS                                             2004**
                               ENDED                                               THROUGH
                             APRIL 30,         YEAR ENDED OCTOBER 31,            OCTOBER 31,

                            ----------------------------------------------------------------
                               2009*        2008        2007        2006            2005
Net asset value at
  beginning of period        $   9.32     $  16.19    $  14.73    $  12.68         $ 12.25
                             --------     --------    --------    --------         -------
Net investment income (a)        0.09         0.15        0.16        0.17            0.10
Net realized and
  unrealized gain (loss)
  on investments                (0.91)       (5.73)       1.73        1.99            0.33
                             --------     --------    --------    --------         -------
Total from investment
  operations                    (0.82)       (5.58)       1.89        2.16            0.43
                             --------     --------    --------    --------         -------
Less dividends and
  distributions:
  From net investment
     income                     (0.14)       (0.15)      (0.15)      (0.11)             --
  From net realized gain
     on investments                --        (1.14)      (0.28)         --              --
                             --------     --------    --------    --------         -------
Total dividends and
  distributions                 (0.14)       (1.29)      (0.43)      (0.11)             --
                             --------     --------    --------    --------         -------
Net asset value at end of
  period                     $   8.36     $   9.32    $  16.19    $  14.73         $ 12.68
                             ========     ========    ========    ========         =======
Total investment return
  (c)                           (8.84%)(d)  (36.92%)     13.03%      17.19%           3.51%(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          2.17% ++     1.16%       1.06%       1.24%           0.94%++
  Net expenses                   0.62% ++     0.62%       0.62%       0.66%           0.76%++
  Expenses (before
     waiver/reimbursement)       0.71% ++     0.80%       0.87%       0.96%           1.10%++
Portfolio turnover rate            68%         158%        122%        144%            105%
Net assets at end of
  period (in 000's)          $303,082     $336,529    $219,460    $133,818         $69,177




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.03 per share and 0.24%, for Class A, Class B and Class C shares, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.





24    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Common Stock Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R2 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares. There were no investment operations for Class R2 during the six-month period ended April 30, 2009.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157

                                                   mainstayinvestments.com    25
established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate


26    MainStay Common Stock Fund
classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:



(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund.

                                                   mainstayinvestments.com    27

The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Investments, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

Effective August 1, 2008, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.55% on assets up to $500 million, 0.525% on assets from $500 million to $1 billion and 0.50% on assets in excess of $1 billion. Prior to August 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million. Also prior to August 1, 2008, New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee was 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.02% increase in the management fee. This increase was offset by a 0.02% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.04%; Class B, 2.15%; Class C, 2.15%; Class I, 0.62%; and Class R2, 0.97%.
These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $928,183 and waived its fees in the amount of $191,900.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                 OCTOBER 31,
   2009        2010        2011        2012        TOTAL
 $550,657    $348,057    $440,071    $191,900    $1,530,685
--------------------------------------------- -------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an


28    MainStay Common Stock Fund
average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,276 and $1,330, respectively, for the six-month period ended April 30, 2009 . The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $48, $7,847 and $49, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $170,193.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $  183    0.0%++
------------------------------------------------
Class C                                91    0.0++
------------------------------------------------
Class I                             1,577    0.0++
------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $11,884.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes capital loss carryforwards of $37,722,517 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2015              $37,723
------------------------------------



The tax character of distributions paid during the years ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                    $11,669,581
  Long-Term Capital Gains             12,332,149
------------------------------------------------
Total                                $24,001,730
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.


                                                   mainstayinvestments.com    29

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $227,721 and $229,077, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                  SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      55,382   $     450,726
Shares issued to
  shareholders in
  reinvestment of dividends       7,250          60,971
Shares redeemed                (138,845)     (1,109,727)
                             --------------------------
Net decrease in shares
  outstanding before
  conversion                    (76,213)       (598,030)
Shares converted into
  Investor Class (See Note
  1)                            174,422       1,330,029
Shares converted from
  Investor Class (See Note
  1)                               (293)         (2,472)
                             --------------------------
Net increase                     97,916   $     729,527
                             ==========================
Period ended October 31,
  2008 (a):
Shares sold                     342,116   $   4,510,559
Shares redeemed                (201,860)     (2,437,748)
                             --------------------------
Net increase in shares
  outstanding before
  conversion                    140,256       2,072,811
Shares converted into
  Investor Class (See Note
  1)                          1,229,687      15,419,969
Shares converted from
  Investor Class (See Note
  1)                            (95,565)     (1,112,371)
                             --------------------------
Net increase                  1,274,378   $  16,380,409
                             ==========================
(a) Investor Class shares were first offered on
    February 28, 2008.


 CLASS A                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                     102,684   $     830,068
Shares issued to
  shareholders in
  reinvestment of dividends      15,031         125,956
Shares redeemed                (240,652)     (1,931,113)
                             --------------------------
Net decrease in shares
  outstanding before
  conversion                   (122,937)       (975,089)
Shares converted into Class
  A
  (See Note 1)                   51,730         415,159
Shares converted from Class
  A
  (See Note 1)                  (92,670)       (720,969)
                             --------------------------
Net decrease                   (163,877)  $  (1,280,899)
                             ==========================
Year ended October 31,
  2008:
Shares sold                     356,197   $   4,154,902
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             234,231       3,166,810
Shares redeemed              (1,328,534)    (16,819,357)
                             --------------------------
Net decrease in shares
  outstanding before
  conversion                   (738,106)     (9,497,645)
Shares converted into Class
  A
  (See Note 1)                  338,378       4,348,759
Shares converted from Class
  A
  (See Note 1)               (1,037,546)    (12,990,210)
                             --------------------------
Net decrease                 (1,437,274)  $ (18,139,096)
                             ==========================

 CLASS B                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      90,971   $     691,126
Shares redeemed                (156,209)     (1,151,254)
                             --------------------------
Net decrease in shares
  outstanding before
  conversion                    (65,238)       (460,128)
Shares converted from Class
  B (See Note 1)               (143,729)     (1,021,747)
                             --------------------------
Net decrease                   (208,967)  $  (1,481,875)
                             ==========================
Year ended October 31,
  2008:
Shares sold                     161,297   $   1,873,691
Shares issued to
  shareholders in
  reinvestment of
  distributions                 189,788       2,398,897
Shares redeemed                (549,285)     (6,440,645)
                             --------------------------
Net decrease in shares
  outstanding before
  conversion                   (198,200)     (2,168,057)
Shares converted from Class
  B
  (See Note 1)                 (467,311)     (5,666,147)
                             --------------------------
Net decrease                   (665,511)  $  (7,834,204)
                             ==========================





30    MainStay Common Stock Fund

 CLASS C                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      19,182   $     147,545
Shares redeemed                 (49,003)       (371,281)
                             --------------------------
Net decrease                    (29,821)  $    (223,736)
                             ==========================
Year ended October 31,
  2008:
Shares sold                      36,057   $     448,663
Shares issued to
  shareholders in
  reinvestment of
  distributions                  15,134         191,158
Shares redeemed                 (85,016)     (1,008,279)
                             --------------------------
Net decrease                    (33,825)  $    (368,458)
                             ==========================


 CLASS I                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                   4,150,802   $  32,981,839
Shares issued to
  shareholders in
  reinvestment of dividends     562,551       4,714,178
Shares redeemed              (4,545,273)    (36,540,032)
                             --------------------------
Net increase                    168,080   $   1,155,985
                             ==========================
Year ended October 31,
  2008:
Shares sold                  14,609,539   $ 174,073,716
Shares issued in connection
  with the acquisition of
  McMorgan Equity
  Investment Fund            14,658,946     199,326,482
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions           1,326,247      17,957,582
Shares redeemed              (8,061,915)   (104,196,827)
                             --------------------------
Net increase                 22,532,817   $ 287,160,953
                             ==========================




NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



                                                   mainstayinvestments.com    31

BOARD CONSIDERATION AND APPROVAL OF NEW SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), review and approve the fund's investment advisory agreements. At its meeting on September 25, 2008, the Board of Trustees of The MainStay Funds (the "Board" of the "Trust"), which was comprised solely of Independent Trustees, unanimously approved a new subadvisory agreement (the "Subadvisory Agreement") between New York Life Investment Management LLC ("New York Life Investments"), manager of the Trust, and Madison Square Investors LLC ("Madison Square Investors") with respect to the MainStay Common Stock Fund (the "Fund"). Madison Square Investors is a new affiliate of New York Life Investments formed to accommodate a lift-out of New York Life Investments' Equity Investors Group ("EIG"), a division of New York Life Investments that historically has provided investment advisory services to the Fund, effective December 27, 2008 (the "Reorganization"). New York Life Investments advised the Board that EIG would be better positioned in the institutional marketplace as a separate investment boutique rather than as a division of New York Life Investments. In considering the approval of the Subadvisory Agreement, the Board was provided with information from New York Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Fund would occur; (ii) no increase in the investment advisory fees payable by the Fund would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Fund; and (iv) existing shareholders would be notified of the Reorganization. Furthermore, the Board considered an opinion from outside counsel to New York Life Investments confirming that the Subadvisory Agreement did not require shareholder approval.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from New York Life Investments. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with EIG's capabilities and resources, and its evaluation of EIG in connection with previous contract review processes, including the contract review process that culminated with approval of the management agreement between the Trust, on behalf of the Fund, and New York Life Investments in June 2008 (the "Prior Contract Review Processes").

In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Madison Square Investors;
(ii) the investment performance of the Fund and the historical investment performance of similar funds managed by Madison Square Investors; (iii) the costs of the services to be provided, and profits to be realized, by Madison Square Investors from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit the Fund's investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of the Subadvisory Agreement. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Subadvisory Agreement is provided below.

NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED

In considering the approval of the Subadvisory Agreement, the Board examined the nature, extent and quality of the services that EIG historically had provided to the Fund, and that Madison Square Investors would provide to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged EIG's historical service to the Fund, and took note of the experience of EIG's portfolio managers, the number of accounts managed by the portfolio managers and EIG's method for compensating portfolio managers. The Board also considered the experience of senior personnel at EIG. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of Madison Square Investors' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board took note of the Fund's historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, with consideration for the Fund's investment objectives, strategies and risks, as disclosed in the Fund's prospectus. The Board considered information about the Fund's investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information


32    MainStay Common Stock Fund
provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers. The Board also considered the strength of Madison Square Investors' resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Madison Square Investors as subadviser to the Fund is likely to benefit the Fund's long-term investment performance.

COSTS OF THE SERVICES TO BE PROVIDED BY MADISON SQUARE INVESTORS

The Board considered the estimated costs of the services and profits to be realized by Madison Square Investors under the Subadvisory Agreement, taking into account profitability information provided to the Board in connection with the Prior Contract Review Processes. Because Madison Square Investors is an affiliate of New York Life Investments whose subadvisory fees for advising the Fund will be paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and Madison Square Investors in the aggregate. In evaluating these estimated costs and profits, the Board considered, among other things, EIG's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that Madison Square Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Madison Square Investors' ability to maintain a strong financial position is important in order for Madison Square Investors to provide high-quality ongoing services to the Fund and its shareholders.

The Board also considered certain fall-out benefits that may be realized by Madison Square Investors due to its relationship with the Fund. The Board recognized, for example, the benefits to Madison Square Investors from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to Madison Square Investors in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits realized by Madison Square Investors due to its relationship with the Fund will be fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with the Fund's investors. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board took note of the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. The Board also observed that New York Life Investments historically has subsidized the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund's fee schedule and expense structure appropriately reflect economies of scale for the benefit of the Fund's investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board considered the reasonableness of the fees to be paid under the existing management and new Subadvisory Agreement, and the Fund's total ordinary operating expenses. The Board considered that the fees to be paid to Madison Square Investors under the Subadvisory Agreement are paid by New York Life Investments, not the Fund, and will result in no increase in the Fund's expenses. The Board noted that New York Life Investments will retain half of its management fee under the new Subadvisory Agreement with Madison Square Investors, consistent with the management and subadvisory fee structure used for other subadvisory relationships between New York Life Investments and its affiliates.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years and observed that New York Life Investments has subsidized the total ordinary operating expenses of the Fund's share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Subadvisory Agreement, supports the conclusion that these fees to be paid under the Subadvisory Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the new Subadvisory Agreement with Madison Square Investors.


                                                   mainstayinvestments.com    33

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.



SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).





34    MainStay Common Stock Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A015861     (RECYCLE LOGO)               MS140-09            MSCS10-06/09
                                                                          21

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CONVERTIBLE FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CONVERTIBLE FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              21
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        28
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       28

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE       FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR      YEARS    YEARS
---------------------------------------------------------------
With sales charges          4.34%    -29.44%    -0.11%    3.42%
Excluding sales charges    10.41     -25.34      1.02     4.00




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                           MERRILL LYNCH
                                 MAINSTAY CONVERTIBLE     ALL CONVERTIBLE
                                         FUND            SECURITIES INDEX
                                 --------------------    ----------------
4/30/99                                   9450                 10000
                                         12637                 12815
                                         12586                 11480
                                         11875                 10677
                                         11461                 10826
                                         13296                 12932
                                         13447                 12846
                                         16076                 14951
                                         17388                 16663
                                         18738                 16484
4/30/09                                  13991                 11993






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE       FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR      YEARS    YEARS
---------------------------------------------------------------
With sales charges          4.43%    -29.40%    -0.07%    3.43%
Excluding sales charges    10.50     -25.29      1.06     4.02




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                           MERRILL LYNCH
                                 MAINSTAY CONVERTIBLE     ALL CONVERTIBLE
                                         FUND            SECURITIES INDEX
                                 --------------------    ----------------
4/30/99                                  23625                 25000
                                         31593                 32038
                                         31464                 28700
                                         29687                 26693
                                         28653                 27066
                                         33240                 32331
                                         33618                 32114
                                         40190                 37377
                                         43469                 41659
                                         46908                 41211
4/30/09                                  35044                 29982






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE       FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR      YEARS    YEARS
---------------------------------------------------------------
With sales charges          5.07%    -29.61%    -0.06%    3.24%
Excluding sales charges    10.07     -25.96      0.30     3.24




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                           MERRILL LYNCH
                                 MAINSTAY CONVERTIBLE     ALL CONVERTIBLE
                                         FUND            SECURITIES INDEX
                                 --------------------    ----------------
4/30/99                                  10000                 10000
                                         13275                 12815
                                         13126                 11480
                                         12289                 10677
                                         11780                 10826
                                         13560                 12932
                                         13615                 12846
                                         16170                 14951
                                         17353                 16663
                                         18586                 16484
4/30/09                                  13762                 11993





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE       FIVE     TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS    YEARS
--------------------------------------------------------------
With sales charges          8.96%    -26.66%    0.28%    3.24%
Excluding sales charges     9.96     -25.93     0.28     3.24




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                   MERRILL LYNCH
                                         MAINSTAY CONVERTIBLE     ALL CONVERTIBLE
                                                 FUND            SECURITIES INDEX
                                         --------------------    ----------------
4/30/99                                          10000                 10000
                                                 13275                 12815
                                                 13126                 11480
                                                 12289                 10677
                                                 11780                 10826
                                                 13560                 12932
                                                 13615                 12846
                                                 16159                 14951
                                                 17342                 16663
                                                 18563                 16484
4/30/09                                          13750                 11993






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE       FIVE     TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS    YEARS
--------------------------------------------------------------
                           10.69%    -25.16%    1.32%    4.29%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                           MERRILL LYNCH
                                 MAINSTAY CONVERTIBLE     ALL CONVERTIBLE
                                         FUND            SECURITIES INDEX
                                 --------------------    ----------------
4/30/99                                  10000                 10000
                                         13409                 12815
                                         13392                 11480
                                         12664                 10677
                                         12261                 10826
                                         14256                 12932
                                         14457                 12846
                                         17343                 14951
                                         18799                 16663
                                         20338                 16484
4/30/09                                  15221                 11993







 BENCHMARK PERFORMANCE                                 SIX       ONE      FIVE     TEN
                                                     MONTHS     YEAR     YEARS    YEARS
---------------------------------------------------------------------------------------------
Merrill Lynch All Convertible Securities Index(4)     11.50%   -27.25%   -1.50%    1.83%
Average Lipper convertible securities fund(5)          9.72    -25.40    -0.97     2.42



   within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class A shares through November 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all income, dividends and capital gains. The Merrill Lynch All Convertible Securities Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper convertible securities fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Convertible Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONVERTIBLE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/08(3)        4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES           $1,000.00       $1,104.10        $ 6.68         $1,018.40         $ 6.41
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $1,105.00        $ 5.69         $1,019.40         $ 5.46
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $1,100.70        $10.57         $1,014.70         $10.14
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $1,099.60        $10.57         $1,014.70         $10.14
---------------------------------------------------------------------------------------------------------

CLASS I SHARES(2)               $1,000.00       $1,174.70        $ 3.83         $1,017.40         $ 3.55
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.28% for Investor Class, 1.09% for Class A, 2.03% for Class B and Class C and 0.84% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Investor Class, Class A, Class B and Class C (to reflect the one-half year period) and 153 days for Class I (to reflect the since-inception period). The table above represents actual expenses incurred during the one-half year period.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2009. Had these shares been offered for the full six-month period ended April 30, 2009, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.21 and the ending account value would have been $1,020.60.
3. Class I shares began investment activity on November 28, 2008.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Convertible Bonds                               76.5
Convertible Preferred Stocks                    11.9
Common Stocks                                    8.2
Short-Term Investment                            3.5
Liabilities in Excess of Cash and Other
  Assets                                        -0.1





See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Schlumberger, Ltd., Series B, 2.125%,
        due 6/1/23
    2.  Teva Pharmaceutical Finance Co. B.V.,
        Series D, 1.75%, due 2/1/26
    3.  Medtronic, Inc., 1.625%, due 4/15/13
    4.  Transocean, Inc., Series C, 1.50%, due
        12/15/37
    5.  Chesapeake Energy Corp., 2.50%, due
        5/15/37
    6.  Covanta Holding Corp., 1.00%, due 2/1/27
    7.  Fisher Scientific International, Inc.,
        3.25%, due 3/1/24
    8.  Sybase, Inc., 1.75%, due 2/22/25
    9.  EMC Corp., 1.75%, due 12/1/11
   10.  Schering-Plough Corp., 6.00%








8    MainStay Convertible Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER EDWARD SILVERSTEIN, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY CONVERTIBLE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Convertible Fund returned 10.41% for Investor Class shares, 10.50% for Class A shares, 10.07% for Class B shares and 9.96% for Class C shares for the six months ended April 30, 2009. Over the same period, Class I shares(1) returned 10.69%. All share classes outperformed the 9.72% return of the average Lipper(2) convertible securities fund but underperformed the 11.50% return of the Merrill Lynch All Convertible Securities Index(3) for the six months ended April 30, 2009. The Merrill Lynch All Convertible Securities Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE MARKET FOR CONVERTIBLE SECURITIES DURING THE REPORTING PERIOD?

The convertible market's strong performance during the reporting period was primarily the result of the tightening of convertible-bond credit spreads(4) and a reversal of the technical selling of convertible bonds that occurred at the end of 2008. Stocks are normally the main driver of the convertible bond market. Even though equities, as measured by the S&P 500(R) Index,(5) declined 8.32% during the reporting period, the convertible bond asset class was still able to post double-digit positive returns.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

The Fund slightly underperformed the Merrill Lynch All Convertible Securities Index during the reporting period primarily because non-investment-grade bonds--particularly the most speculative issues--were generally the strongest performers. We expected this market segment to perform well after its weak results in 2008, and we invested 5% of the Fund's net assets in these securities, the maximum amount permitted by the Fund's investment program. However, the Fund maintained a more conservative posture than the benchmark and, as a result, the Fund was unable to participate in some of the convertible market's best-performing securities.

DURING THE REPORTING PERIOD, WHICH SECTORS OF THE FUND WERE STRONG PERFORMERS, AND WHICH SECTORS WERE WEAK?

During the reporting period, the Fund sector that provided the best performance in absolute terms was health care. Energy and industrials were also strong performers for the Fund in absolute terms. The sectors that detracted the most from the Fund's absolute performance were financials, retail and communications.

WHICH INDIVIDUAL FUND HOLDINGS WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD?

The Fund benefited most from its significant holding in the convertible preferred shares of pharmaceutical

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings and thus may be more vulnerable to changes in the economy. If an issuer stops making interest payments and/or principal payments on its convertible securities, these securities may become worthless and the Fund could lose its entire investment. The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. Performance for Class I shares, first offered November 28, 2008, includes the historical performance of Class B shares through November 27, 2008, adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Class I shares might have been lower.
2. See footnote on page 6 for more information about Lipper Inc.
3. See footnote on page 6 for more information on the Merrill Lynch All Convertible Securities Index.
4. The terms "credit spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                    mainstayinvestments.com    9
giant Schering-Plough. Schering-Plough saw its share price rise sharply after Merck announced plans to acquire the company. The second-best performer was a convertible bond position in wireless communication tower operator SBA Communications. These bonds rose after the company reported better-than-expected earnings. In addition, SBA Communications' free cash flow was solid, which helped investors feel more comfortable with the company's high levels of debt. In energy, the Fund's position in the convertible bonds of Chesapeake Energy advanced on the expectation that commodity prices had reached their lows and would rebound once the recession showed signs of a turnaround.

Other Fund holdings that added to the Fund's performance during the reporting period included the convertible bonds of eye-care technologies company Advanced Medical Optics, global cable manufacturer and distributor General Cable and industrial battery manufacturer EnerSys. The convertible bonds of Advanced Medical Optics rose sharply when Abbott Laboratories announced its intention to acquire the company. Advanced Medical Optics was sold in January when it reached its price target. The convertible bonds of General Cable and EnerSys provided solid performance when both companies reported earnings that were well above expectations. A position in the common stock of offshore drilling services provider Transocean also contributed positively to the Fund's results during the reporting period.

WHICH OF THE FUND'S HOLDINGS WERE WEAK PERFORMERS DURING THE REPORTING PERIOD?

Most of the Fund's worst performers were concentrated in the financials sector. The convertible preferred shares of companies such as Citigroup, Bank of America and Wells Fargo sank as the companies reported large losses from mortgage-related securities. The securities also suffered from widespread concern that most of these companies would need to raise additional capital or risk insolvency.

In the retail sector, the Fund's holdings of convertible bonds of grocery retailer Spartan Stores and common stock of membership warehouse operator Costco Wholesale detracted from performance. Investors were concerned that consumer spending might remain depressed because many Americans needed to lower their high personal debt before they could again spend freely.

Holdings in the convertible bonds and common stock of Comtech Telecommunication weighed on the Fund's performance after the company reported disappointing earnings. The Fund sold the convertible bonds in March.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

We added to our position in the convertible bonds of biotechnology company Gilead Sciences. The company's drugs to treat HIV continue to see increased acceptance among the relevant patient population. In addition, we believe the company's products are relatively immune to an economic slowdown.

During the reporting period, we initiated a position in the convertible bonds of General Cable. After the bonds declined in tandem with the company's common shares, they offered a highly attractive yield. At the time of purchase, we believed that the company's business would slow, but we felt that the company would survive and be able to meet its debt obligations. As mentioned earlier, General Cable was a strong performer during the reporting period.

We sold the Fund's holdings of convertible preferred shares of American International Group (AIG) on concerns that the government's rescue program for the company might leave little residual value for shareholders. We also sold the Fund's position in the convertible bonds of Merrill Lynch because the bonds became convertible into stock of Bank of America following Bank of America's purchase of Merrill Lynch. The Fund already owned convertible preferred shares of Bank of America, and we did not wish to increase the Fund's exposure to the company.

WERE THERE ANY CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

The Fund slightly increased its weighting in the energy sector when we added to a position in the convertible bonds of oilfield services provider Schlumberger. The Fund decreased its weighting in financials when we sold its position in Merrill Lynch convertible bonds and trimmed its positions in the convertible preferred shares of Bank of America and Citigroup.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the Fund was overweight relative to the Merrill Lynch All Convertible Securities Index in the energy and health care sectors. On the same date, the Fund was underweight relative to its benchmark in financials and utilities.



----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Convertible Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE SECURITIES 88.4%+
CONVERTIBLE BONDS 76.5%
----------------------------------------------------------------

AEROSPACE & DEFENSE 2.9%
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)              $ 6,455,000   $   6,487,275
  3.00%, due 8/1/35                      516,000         518,580
Triumph Group, Inc.
  2.625%, due 10/1/26                  5,058,000       5,013,742
                                                   -------------
                                                      12,019,597
                                                   -------------

AIRLINES 2.0%
JetBlue Airways Corp.
  3.75%, due 3/15/35                   5,138,000       4,649,890
UAL Corp.
  4.50%, due 6/30/21                   9,289,000       3,483,375
                                                   -------------
                                                       8,133,265
                                                   -------------

AUTO PARTS & EQUIPMENT 0.1%
ArvinMeritor, Inc.
  4.00%, due 2/15/27                     139,000          24,325
  4.00%, due 2/15/27
  (zero coupon), beginning
  2/15/19 (a)                          1,732,000         303,100
                                                   -------------
                                                         327,425
                                                   -------------

BIOTECHNOLOGY 4.5%
Amgen, Inc.
  0.125%, due 2/1/11 (a)               1,337,000       1,251,766
  0.125%, due 2/1/11                   6,067,000       5,680,229
Enzon Pharmaceuticals, Inc.
  4.00%, due 6/1/13                    6,985,000       5,518,150
Gilead Sciences, Inc.
  0.625%, due 5/1/13                   3,142,000       4,061,035
OSI Pharmaceuticals, Inc.
  3.00%, due 1/15/38                   2,834,000       2,423,070
                                                   -------------
                                                      18,934,250
                                                   -------------

COAL 1.2%
Patriot Coal Corp.
  3.25%, due 5/31/13 (a)               4,398,000       1,951,613
Peabody Energy Corp.
  4.75%, due 12/15/66                  4,128,000       3,085,680
                                                   -------------
                                                       5,037,293
                                                   -------------

COMMERCIAL SERVICES 1.9%
Alliance Data Systems Corp.
  1.75%, due 8/1/13 (a)                3,721,000       2,888,426
Kendle International, Inc.
  3.375%, due 7/15/12                  3,334,000       2,137,928
Sotheby's
  3.125%, due 6/15/13 (a)              4,040,000       2,828,000
                                                   -------------
                                                       7,854,354
                                                   -------------

COMPUTERS 2.5%
V  EMC Corp.
  1.75%, due 12/1/11 (a)               1,461,000       1,532,224
  1.75%, due 12/1/11                   8,288,000       8,692,040
                                                   -------------
                                                      10,224,264
                                                   -------------

DISTRIBUTION & WHOLESALE 1.2%
WESCO International, Inc.
  1.75%, due 11/15/26                  6,401,000       5,056,790
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 2.8%
MF Global, Ltd.
  9.00%, due 6/20/38 (a)               3,379,000       2,910,164
NASDAQ OMX Group, Inc. (The)
  2.50%, due 8/15/13                  11,110,000       8,901,887
                                                   -------------
                                                      11,812,051
                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT 2.7%
EnerSys
  3.375%, due 6/1/38                   8,104,000       6,007,090
General Cable Corp.
  0.875%, due 11/15/13                 6,226,000       5,097,537
                                                   -------------
                                                      11,104,627
                                                   -------------

ELECTRONICS 5.3%
V  Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                    9,643,000      11,342,579
Itron, Inc.
  2.50%, due 8/1/26                    3,855,000       3,922,463
L-1 Identity Solutions, Inc.
  3.75%, due 5/15/27                   1,457,000       1,018,079
Merix Corp.
  4.00%, due 5/15/13                   5,231,000       1,327,366
TTM Technologies, Inc.
  3.25%, due 5/15/15                   6,115,000       4,509,812
                                                   -------------
                                                      22,120,299
                                                   -------------

ENERGY--ALTERNATE SOURCES 3.0%
V  Covanta Holding Corp.
  1.00%, due 2/1/27                   15,110,000      12,409,087
                                                   -------------


ENTERTAINMENT 1.5%
Lions Gate Entertainment
  Corp.
  2.938%, due 10/15/24                 2,595,000       1,978,688
  3.625%, due 3/15/25                  5,967,000       4,475,250
                                                   -------------
                                                       6,453,938
                                                   -------------

ENVIRONMENTAL CONTROLS 1.3%
Waste Connections, Inc.
  3.75%, due 4/1/26                    5,459,000       5,636,418
                                                   -------------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings or issuers held, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
FOOD 3.1%
Great Atlantic & Pacific Tea
  Co.
  5.125%, due 6/15/11                $ 1,814,000   $   1,170,030
  6.75%, due 12/15/12                  7,164,000       4,002,885
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)              5,749,000       3,672,174
  3.375%, due 5/15/27                    462,000         295,102
Tyson Foods, Inc.
  3.25%, due 10/15/13                  3,745,000       3,618,606
                                                   -------------
                                                      12,758,797
                                                   -------------

HEALTH CARE--PRODUCTS 5.7%
Conmed Corp.
  2.50%, due 11/15/24                  5,092,000       4,009,950
Hologic, Inc.
  2.00%, due 12/15/37
  (zero coupon), beginning
  12/15/13                             7,422,000       5,288,175
V  Medtronic, Inc.
  1.625%, due 4/15/13 (a)              2,230,000       2,020,938
  1.625%, due 4/15/13                 13,741,000      12,452,781
                                                   -------------
                                                      23,771,844
                                                   -------------

INSURANCE 1.4%
Prudential Financial, Inc.
  (zero coupon), due 12/15/37
  (b)                                  5,852,000       5,793,480
                                                   -------------


INTERNET 0.5%
At Home Corp.
  4.75%, due 12/31/49
  (c)(d)(e)(f)                         9,147,056             915
VeriSign, Inc.
  3.25%, due 8/15/37                   2,831,000       2,066,630
                                                   -------------
                                                       2,067,545
                                                   -------------

IRON & STEEL 1.2%
ArcelorMittal
  5.00%, due 5/15/14                   3,942,000       4,089,825
United States Steel Corp.
  4.00%, due 5/15/14                     929,000         994,030
                                                   -------------
                                                       5,083,855
                                                   -------------

MEDIA 1.5%
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (a)               6,351,000       3,850,294
Sinclair Broadcast Group,
  Inc.
  3.00%, due 5/15/27                   4,170,000       2,345,625
                                                   -------------
                                                       6,195,919
                                                   -------------

MINING 0.7%
Alcoa, Inc.
  5.25%, due 3/15/14                   1,856,000       2,932,480
                                                   -------------


MISCELLANEOUS--MANUFACTURING 1.8%
Eastman Kodak Co.
  3.375%, due 10/15/33                 5,771,000       4,725,006
Ingersoll-Rand Co.
  4.50%, due 4/15/12                   1,103,000       1,546,958
Textron, Inc.
  4.50%, due 5/1/13                    1,099,000       1,193,789
                                                   -------------
                                                       7,465,753
                                                   -------------

OIL & GAS 7.5%
V  Chesapeake Energy Corp.
  2.50%, due 5/15/37                  18,115,000      13,201,306
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                    5,229,000       4,085,156
V  Transocean, Inc.
  Series C
  1.50%, due 12/15/37                 15,967,000      13,731,620
                                                   -------------
                                                      31,018,082
                                                   -------------

OIL & GAS SERVICES 5.0%
Cameron International Corp.
  2.50%, due 6/15/26                   3,663,000       4,006,406
V  Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                  12,027,000      16,717,530
                                                   -------------
                                                      20,723,936
                                                   -------------

PHARMACEUTICALS 3.8%
V  Teva Pharmaceutical
  Finance Co. B.V.
  Series D
  1.75%, due 2/1/26                   14,407,000      15,757,656
                                                   -------------


REAL ESTATE INVESTMENT TRUSTS 0.6%
Macerich Co. (The)
  3.25%, due 3/15/12 (a)               3,563,000       2,525,276
                                                   -------------


SEMICONDUCTORS 2.7%
Microchip Technology, Inc.
  2.125%, due 12/15/37                 5,201,000       4,043,777
Micron Technology, Inc.
  4.25%, due 10/15/13                  2,080,000       2,436,200
ON Semiconductor Corp.
  2.625%, due 12/15/26                 3,666,000       2,996,955
Teradyne, Inc.
  4.50%, due 3/15/14                   1,358,000       1,750,123
                                                   -------------
                                                      11,227,055
                                                   -------------

SOFTWARE 3.2%
V  Sybase, Inc.
  1.75%, due 2/22/25                   7,551,000      10,571,400
SYNNEX Corp.
  4.00%, due 5/15/18 (a)               2,993,000       2,689,959
                                                   -------------
                                                      13,261,359
                                                   -------------





12    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
TELECOMMUNICATIONS 4.9%
Anixter International, Inc.
  1.00%, due 2/15/13                 $ 8,293,000   $   7,007,585
NII Holdings, Inc.
  3.125%, due 6/15/12                  7,261,000       5,336,835
SBA Communications Corp.
  1.875%, due 5/1/13 (a)               9,322,000       7,877,090
                                                   -------------
                                                      20,221,510
                                                   -------------
Total Convertible Bonds
  (Cost $354,007,414)                                317,928,205
                                                   -------------




                                          SHARES
CONVERTIBLE PREFERRED STOCKS 11.9%
----------------------------------------------------------------


BANKS 3.4%
Bank of America Corp.
  7.25% Series L                          15,508       8,948,116
Wells Fargo & Co.
  7.50% Series L                           8,350       5,160,300
                                                   -------------
                                                      14,108,416
                                                   -------------

CHEMICALS 1.1%
Celanese Corp.
  4.25%                                  168,710       4,766,057
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 1.6%
Citigroup, Inc.
  6.50% Series T                         206,257       6,517,721
                                                   -------------


INVESTMENT COMPANY 0.8%
Vale Capital, Ltd.
  5.50% Series RIO                        95,500       3,343,455
                                                   -------------


MINING 0.7%
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                   40,375       2,715,219
                                                   -------------


PHARMACEUTICALS 2.2%
V  Schering-Plough Corp.
  6.00%                                   43,300       9,146,692
                                                   -------------


TELECOMMUNICATIONS 2.1%
Crown Castle International
  Corp.
  6.25%                                  194,000       8,877,440
                                                   -------------
Total Convertible Preferred
  Stocks
  (Cost $69,593,887)                                  49,475,000
                                                   -------------
Total Convertible Securities
  (Cost $423,601,301)                                367,403,205
                                                   -------------


COMMON STOCKS 8.2%
----------------------------------------------------------------

COSMETICS & PERSONAL CARE 0.9%
Procter & Gamble Co. (The)                71,700       3,544,848
                                                   -------------


ENGINEERING & CONSTRUCTION 0.3%
McDermott International, Inc.
  (g)                                     84,100       1,357,374
                                                   -------------


HEALTH CARE--PRODUCTS 0.6%
Boston Scientific Corp. (g)              284,600       2,393,486
                                                   -------------


OIL & GAS 1.1%
Frontier Oil Corp.                       187,700       2,385,667
Transocean, Inc. (g)                      35,100       2,368,548
                                                   -------------
                                                       4,754,215
                                                   -------------

OIL & GAS SERVICES 1.7%
Baker Hughes, Inc.                        54,500       1,939,110
Gulf Island Fabrication, Inc.             16,900         218,686
Halliburton Co.                          195,626       3,955,558
ION Geophysical Corp. (g)                371,100         927,750
                                                   -------------
                                                       7,041,104
                                                   -------------

PHARMACEUTICALS 0.7%
BioMarin Pharmaceuticals,
  Inc. (g)                               237,600       3,055,536
                                                   -------------


RETAIL 0.9%
Costco Wholesale Corp.                    77,203       3,752,066
                                                   -------------


SOFTWARE 0.9%
Microsoft Corp.                          191,600       3,881,816
                                                   -------------


TELECOMMUNICATIONS 0.4%
Comtech Telecommunications
  Corp. (g)                               48,528       1,624,232
                                                   -------------


TRANSPORTATION 0.7%
Tidewater, Inc.                           65,800       2,845,850
                                                   -------------
Total Common Stocks
  (Cost $54,724,329)                                  34,250,527
                                                   -------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                       PRINCIPAL
                                          AMOUNT           VALUE
SHORT-TERM INVESTMENT 3.5%
----------------------------------------------------------------

REPURCHASE AGREEMENT 3.5%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $14,465,844
  (Collateralized by a United
  States Treasury Bill with a
  zero coupon rate and a
  maturity date of 5/1/09,
  with a Principal Amount of
  $14,760,000 and a Market
  Value of $14,760,000)              $14,465,824   $  14,465,824
                                                   -------------
Total Short-Term Investment
  (Cost $14,465,824)                                  14,465,824
                                                   -------------
Total Investments
  (Cost $492,791,454) (h)                  100.1%    416,119,556
Liabilities in Excess of
  Cash and Other Assets                     (0.1)       (340,476)
                                           -----    ------------
Net Assets                                 100.0%  $ 415,779,080
                                           =====    ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b) Floating rate. Rate shown is the rate in effect at April 30, 2009.
(c)  Issue in default.
(d)  Fair valued security. The total market
     value of this security at April 30, 2009 is $915, which represents less than one-tenth of a percent of the Fund's net assets.
(e)  Restricted security.
(f)  Illiquid security.  The total market
     value of this security at April 30, 2009 is $915, which represents less than one-tenth of a percent of the Fund's net assets.
(g)  Non-income producing security.
(h)  At April 30, 2009, cost is $494,380,397
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 16,219,016
Gross unrealized depreciation       (94,479,857)
                                   ------------
Net unrealized depreciation        $(78,260,841)
                                   ============





The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $ 83,725,526
Level 2--Other Significant
  Observable Inputs                   332,393,115
Level 3--Significant Unobservable
  Inputs                                      915
                                     ------------
Total                                $416,119,556
                                     ============





The Fund did not hold other financial instruments as of April 30, 2009.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                   INVESTMENTS IN
                                       SECURITIES
Balance as of 10/31/08             $          915
Accrued discounts/premiums                     --
Realized gain (loss)                           --
Change in unrealized
  appreciation/depreciation                    --
Net purchases (sales)                          --
Net transfers in and/or out of
  Level 3                                      --
                                   --------------
Balance as of 4/30/09                        $915
                                   ==============
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  4/30/09                                      --
                                   ==============






14    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $492,791,454)     $416,119,556
Receivables:
  Fund shares sold                      3,443,327
  Dividends and interest                3,414,243
  Investment securities sold              983,475
Other assets                               51,364
                                     ------------
     Total assets                     424,011,965
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       7,050,620
  Fund shares redeemed                    470,891
  Transfer agent (See Note 3)             363,877
  Manager (See Note 3)                    160,947
  NYLIFE Distributors (See Note 3)        143,687
  Professional fees                        21,225
  Shareholder communication                10,675
  Custodian                                 8,135
  Trustees                                  2,567
Accrued expenses                              245
Dividends payable                              16
                                     ------------
     Total liabilities                  8,232,885
                                     ------------
Net assets                           $415,779,080
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    375,683
Additional paid-in capital            534,482,366
                                     ------------
                                      534,858,049
Accumulated undistributed net
  investment income                     1,153,651
Accumulated net realized loss on
  investments                         (43,560,722)
Net unrealized depreciation on
  investments                         (76,671,898)
                                     ------------
Net assets                           $415,779,080
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 68,330,415
                                     ============
Shares of beneficial interest
  outstanding                           6,179,220
                                     ============
Net asset value per share
  outstanding                        $      11.06
Maximum sales charge (5.50% of
  offering price)                            0.64
                                     ------------
Maximum offering price per share
  outstanding                        $      11.70
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $242,119,198
                                     ============
Shares of beneficial interest
  outstanding                          21,886,525
                                     ============
Net asset value per share
  outstanding                        $      11.06
Maximum sales charge (5.50% of
  offering price)                            0.64
                                     ------------
Maximum offering price per share
  outstanding                        $      11.70
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 55,036,412
                                     ============
Shares of beneficial interest
  outstanding                           4,963,538
                                     ============
Net asset value and offering price
  per share outstanding              $      11.09
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 49,345,083
                                     ============
Shares of beneficial interest
  outstanding                           4,453,440
                                     ============
Net asset value and offering price
  per share outstanding              $      11.08
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    947,972
                                     ============
Shares of beneficial interest
  outstanding                              85,587
                                     ============
Net asset value and offering price
  per share outstanding              $      11.08
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $  5,814,134
  Dividends                             3,085,072
                                     ------------
     Total income                       8,899,206
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,135,306
  Transfer agent--Investor Class
     (See Note 3)                         168,348
  Transfer agent--Class A (See Note
     3)                                   240,899
  Transfer agent--Classes B and C
     (See Note 3)                         264,902
  Transfer agent--Class I (See Note
     3)                                       133
  Distribution/Service--Investor
     Class (See Note 3)                    75,458
  Distribution/Service--Class A
     (See Note 3)                         265,562
  Service--Class B (See Note 3)            67,164
  Service--Class C (See Note 3)            51,539
  Distribution--Class B (See Note
     3)                                   201,491
  Distribution--Class C (See Note
     3)                                   154,618
  Shareholder communication                62,917
  Professional fees                        52,737
  Registration                             46,404
  Trustees                                 10,050
  Custodian                                 7,958
  Miscellaneous                            15,782
                                     ------------
     Total expenses before waiver       2,821,268
  Expense waiver from Manager (See
     Note 3)                             (312,708)
                                     ------------
     Net expenses                       2,508,560
                                     ------------
Net investment income                   6,390,646
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (36,547,632)
Net change in unrealized
  depreciation on investments          67,446,227
                                     ------------
Net realized and unrealized gain on
  investments                          30,898,595
                                     ------------
Net increase in net assets
  resulting from operations          $ 37,289,241
                                     ============






16    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  6,390,646   $   6,991,771
 Net realized loss on
  investments                   (36,547,632)     (6,280,597)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 67,446,227    (208,809,560)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     37,289,241    (208,098,386)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                 (884,424)       (659,697)
    Class A                      (3,206,885)     (5,407,854)
    Class B                        (537,163)       (712,437)
    Class C                        (446,963)       (353,154)
    Class I                          (3,301)             --
                               ----------------------------
                                 (5,078,736)     (7,133,142)
                               ----------------------------
 From net realized gain on investments:
    Class A                              --     (28,302,421)
    Class B                              --      (8,663,095)
    Class C                              --      (2,495,346)
                               ----------------------------
                                         --     (39,460,862)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (5,078,736)    (46,594,004)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         58,484,096     195,945,346
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               4,423,507      42,258,636
 Cost of shares redeemed        (57,375,390)   (132,717,575)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions           5,532,213     105,486,407
                               ----------------------------
    Net increase (decrease)
     in net assets               37,742,718    (149,205,983)

NET ASSETS:
Beginning of period             378,036,362     527,242,345
                               ----------------------------
End of period                  $415,779,080   $ 378,036,362
                               ============================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period              $  1,153,651   $    (158,259)
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                 INVESTOR CLASS
                           -------------------------
                                        FEBRUARY 28,
                           SIX MONTHS      2008**
                              ENDED        THROUGH
                            APRIL 30,    OCTOBER 31,

                           -------------------------
                              2009*         2008
Net asset value at
  beginning of period        $ 10.16       $ 15.00
                             -------       -------
Net investment income           0.18 (a)      0.16 (a)
Net realized and
  unrealized gain (loss)
  on investments                0.87         (4.85)
                             -------       -------
Total from investment
  operations                    1.05         (4.69)
                             -------       -------
Less dividends and
  distributions:
  From net investment
     income                    (0.15)        (0.15)
  From net realized gain
     on investments               --            --
                             -------       -------
Total dividends and
  distributions                (0.15)        (0.15)
                             -------       -------
Net asset value at end of
  period                     $ 11.06       $ 10.16
                             =======       =======
Total investment return
  (d)                          10.41%(c)    (31.51%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         3.56%++       1.69%  ++
  Net expenses                  1.28%++       1.28%  ++
  Expenses (before
     waiver/reimburse-
     ment)                      1.53%++       1.34%  ++
Portfolio turnover rate           36%          103%
Net assets at end of
  period (in 000's)          $68,330       $61,439




                                                                      CLASS B
                                    ---------------------------------------------------------------------------

                                    SIX MONTHS
                                       ENDED
                                     APRIL 30,                    YEAR ENDED OCTOBER 31,

                                    ---------------------------------------------------------------------------
                                       2009*        2008       2007        2006        2005        2004

Net asset value at beginning of
  period                              $ 10.18     $ 17.21    $  14.54    $  13.29    $  12.11    $  11.79
                                      -------     -------    --------    --------    --------    --------
Net investment income                    0.14 (a)    0.11 (a)    0.05 (a)    0.09 (a)    0.08 (b)    0.06
Net realized and unrealized gain
  (loss) on investments                  0.88       (5.75)       2.73        1.21        1.17        0.33
                                      -------     -------    --------    --------    --------    --------
Total from investment operations         1.02       (5.64)       2.78        1.30        1.25        0.39
                                      -------     -------    --------    --------    --------    --------
Less dividends and distributions:
  From net investment income            (0.11)      (0.11)      (0.11)      (0.05)      (0.07)      (0.07)
  From net realized gain on
     investments                           --       (1.28)         --          --          --          --
                                      -------     -------    --------    --------    --------    --------
Total dividends and distributions       (0.11)      (1.39)      (0.11)      (0.05)      (0.07)      (0.07)
                                      -------     -------    --------    --------    --------    --------
Net asset value at end of period      $ 11.09     $ 10.18    $  17.21    $  14.54    $  13.29    $  12.11
                                      =======     =======    ========    ========    ========    ========
Total investment return (d)             10.07%(c)  (35.55%)     19.25%       9.81%      10.35%       3.32%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  2.78%++     0.72%       0.31%       0.68%       0.63%(b)    0.47%
  Net expenses                           2.03%++     1.98%       1.94%       1.95%       1.95%       2.09%
  Expenses (before
     waiver/reimbursement)               2.28%++     2.01%       2.04%       2.14%       2.13%       2.10%
Portfolio turnover rate                    36%        103%        113%         72%         93%         96%
Net assets at end of period (in
  000's)                              $55,036     $59,071    $116,937    $121,274    $390,163    $430,326



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.01 per share and 0.07%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is not annualized.
(d)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions.





18    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     CLASS A
      --------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                    YEAR ENDED OCTOBER 31,

      --------------------------------------------------------------------
         2009*        2008        2007        2006        2005       2004
       $  10.16     $  17.18    $  14.51    $  13.28    $ 12.10    $ 11.78
       --------     --------    --------    --------    -------    -------
           0.19 (a)     0.23 (a)    0.16 (a)    0.16 (a)   0.18 (b)   0.15
           0.86        (5.74)       2.74        1.23       1.17       0.34
       --------     --------    --------    --------    -------    -------
           1.05        (5.51)       2.90        1.39       1.35       0.49
       --------     --------    --------    --------    -------    -------

          (0.15)       (0.23)      (0.23)      (0.16)     (0.17)     (0.17)
             --        (1.28)         --          --         --         --
       --------     --------    --------    --------    -------    -------
          (0.15)       (1.51)      (0.23)      (0.16)     (0.17)     (0.17)
       --------     --------    --------    --------    -------    -------
       $  11.06     $  10.16    $  17.18    $  14.51    $ 13.28    $ 12.10
       ========     ========    ========    ========    =======    =======
          10.50%(c)   (35.00%)     20.10%      10.57%     11.21%      4.11%

           3.75%++      1.57%       1.05%       1.14%      1.38%(b)   1.22%
           1.09%++      1.13%       1.19%       1.20%      1.20%      1.34%
           1.20%++      1.13%       1.29%       1.39%      1.38%      1.35%
             36%         103%        113%         72%        93%        96%
       $242,119     $217,028    $379,148    $340,331    $93,996    $95,015




                                    CLASS C
      ------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                   YEAR ENDED OCTOBER 31,

      ------------------------------------------------------------------
         2009*        2008       2007        2006       2005       2004

        $ 10.18     $ 17.20    $ 14.53     $ 13.29    $ 12.11    $ 11.79
        -------     -------    -------     -------    -------    -------
           0.14 (a)    0.11 (a)   0.05 (a)    0.07 (a)   0.08 (b)   0.06
           0.87       (5.74)      2.73        1.22       1.17       0.33
        -------     -------    -------     -------    -------    -------
           1.01       (5.63)      2.78        1.29       1.25       0.39
        -------     -------    -------     -------    -------    -------

          (0.11)      (0.11)     (0.11)      (0.05)     (0.07)     (0.07)
             --       (1.28)        --          --         --         --
        -------     -------    -------     -------    -------    -------
          (0.11)      (1.39)     (0.11)      (0.05)     (0.07)     (0.07)
        -------     -------    -------     -------    -------    -------
        $ 11.08     $ 10.18    $ 17.20     $ 14.53    $ 13.29    $ 12.11
        =======     =======    =======     =======    =======    =======
           9.96%(c)  (35.51%)    19.27%       9.73%     10.35%      3.32%

           2.83%++     0.75%      0.30%       0.49%      0.63%(b)   0.47%
           2.03%++     2.00%      1.94%       1.95%      1.95%      2.09%
           2.28%++     2.04%      2.04%       2.14%      2.13%      2.10%
             36%        103%       113%         72%        93%        96%
        $49,345     $40,498    $31,158     $24,640    $23,992    $27,041




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                         CLASS I
                                      ------------
                                      NOVEMBER 28,
                                         2008**
                                         THROUGH
                                        APRIL 30,

                                      ------------
                                          2009*
Net asset value at beginning of
  period                                 $ 9.55
                                         ------
Net investment income                      0.22 (a)
Net realized and unrealized gain on
  investments                              1.44
                                         ------
Total from investment operations           1.66
                                         ------
Less dividends and distributions:
  From net investment income              (0.13)
  From net realized gain on
     investments                             --
                                         ------
Total dividends and distributions         (0.13)
                                         ------
Net asset value at end of period         $11.08
                                         ======
Total investment return (b),(c)           17.47%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                    4.93%++
  Net expenses                             0.84%++
  Expenses (before
     waiver/reimbursement)                 0.95%++
Portfolio turnover rate                      36%
Net assets at end of period (in
  000's)                                 $  948




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions.





20    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek capital appreciation together with current income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund held securities with a value of $915 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the

                                                   mainstayinvestments.com    21

Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net


22    MainStay Convertible Fund
realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(I) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund

                                                   mainstayinvestments.com    23
may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(J) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.02% increase in the management fee. This increase was offset by a 0.02% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares and November 28, 2008, for Class I shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.28%; Class A, 1.09%; Class B, 2.03%; Class C, 2.03%; and Class I, 0.84%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made


24    MainStay Convertible Fund
within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $1,135,306 and waived its fees in the amount of $312,708.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                           OCTOBER 31,

      2009            2010             2011             2012             TOTAL
   $701,502         $291,912          $89,396         $312,708        $1,395,518
----------------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $8,123 and $38,171, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $12,282, $41,195 and $14,881, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $674,282.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $208,326    0.1%
-------------------------------------------------
Class C                                106    0.0++
-------------------------------------------------
Class I                             29,368    3.1
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $12,623.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes capital loss carryforwards of $5,424,147 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is

                                                   mainstayinvestments.com    25
probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016               $5,424
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                    $ 7,097,615
  Long-Term Capital Gains             39,460,677
------------------------------------------------
Total                                $46,558,292
------------------------------------------------



NOTE 5--RESTRICTED SECURITY:

As of April 30, 2009, the Fund held the following restricted security:

                                          DATE OF     PRINCIPAL                4/30/09      PERCENTAGE
SECURITY                              ACQUISITION        AMOUNT        COST      VALUE    OF NET ASSETS
At Home Corp.
  Convertible Bond
  4.75%, due 12/31/49                     7/25/01    $9,147,056    $674,023      $915               0.0%++
  ----------------------------------------------------------------------------------------------------




++ Less than one-tenth of a percent.

NOTE 6--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $140,656 and $129,678, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      214,964   $  2,191,076
Shares issued to
  shareholders in
  reinvestment of dividends       85,594        872,581
Shares redeemed                 (587,741)    (5,906,460)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (287,183)    (2,842,803)
Shares converted into
  Investor Class (See Note
  1)                             444,156      4,415,231
Shares converted from
  Investor Class (See Note
  1)                             (26,260)      (259,182)
                              -------------------------
Net increase                     130,713   $  1,313,246
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      718,275   $ 10,567,454
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               47,888        650,798
Shares redeemed                 (698,022)    (9,549,768)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      68,141      1,668,484
Shares converted into
  Investor Class (See Note
  1)                           6,379,816     90,330,631
Shares converted from
  Investor Class (See Note
  1)                            (399,450)    (5,314,641)
                              -------------------------
Net increase                   6,048,507   $ 86,684,474
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.



26    MainStay Convertible Fund

 INVESTOR CLASS                   SHARES         AMOUNT

 CLASS A                        SHARES        AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    3,982,277   $ 40,783,892
Shares issued to
  shareholders in
  reinvestment of dividends      270,494      2,751,795
Shares redeemed               (3,732,564)   (37,033,003)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     520,207      6,502,684
Shares converted into Class
  A
  (See Note 1)                   234,346      2,304,512
Shares converted from Class
  A
  (See Note 1)                  (227,827)    (2,385,344)
                              -------------------------
Net increase                     526,726   $  6,421,852
                              =========================
Year ended October 31, 2008:
Shares sold                    8,957,662   $130,210,367
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,000,947     30,968,040
Shares redeemed               (6,679,538)   (92,103,096)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   4,279,071     69,075,311
Shares converted into Class
  A
  (See Note 1)                 1,071,012     15,308,015
Shares converted from Class
  A
  (See Note 1)                (6,060,816)   (85,873,196)
                              -------------------------
Net decrease                    (710,733)  $ (1,489,870)
                              =========================


 CLASS B                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      315,106   $  3,202,337
Shares issued to
  shareholders in
  reinvestment of dividends       46,625        482,932
Shares redeemed                 (775,506)    (7,806,329)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (413,775)    (4,121,060)
Shares converted from Class
  B
  (See Note 1)                  (423,149)    (4,075,217)
                              -------------------------
Net decrease                    (836,924)  $ (8,196,277)
                              =========================
Year ended October 31, 2008:
Shares sold                      972,993   $ 14,307,984
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              544,914      8,513,326
Shares redeemed               (1,514,802)   (21,445,907)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                       3,105      1,375,403
Shares converted from Class
  B
  (See Note 1)                  (995,524)   (14,450,809)
                              -------------------------
Net decrease                    (992,419)  $(13,075,406)
                              =========================


 CLASS C                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    1,110,630   $ 11,365,720
Shares issued to
  shareholders in
  reinvestment of dividends       30,450        315,720
Shares redeemed                 (667,305)    (6,602,889)
                              -------------------------
Net increase                     473,775   $  5,078,551
                              =========================
Year ended October 31, 2008:
Shares sold                    2,776,117   $ 40,859,541
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              137,289      2,126,472
Shares redeemed                 (745,131)    (9,618,804)
                              -------------------------
Net increase                   2,168,275   $ 33,367,209
                              =========================


 CLASS I                          SHARES         AMOUNT
Period ended April 30, 2009
  (b):
Shares sold                       87,982   $    941,071
Shares issued to
  shareholders in
  reinvestment of dividends           46            479
Shares redeemed                   (2,441)       (26,709)
                              -------------------------
Net increase                      85,587   $    914,841
                              =========================




(b) Class I shares were first offered on November 28, 2008.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




28    MainStay Convertible Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A015914         (RECYCLE LOGO)            MS140-09            MSC10-06/09
                                                                          05

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 DIVERSIFIED INCOME FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 DIVERSIFIED INCOME FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   13
---------------------------------------------

FINANCIAL STATEMENTS                       29
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              35
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        45
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       45

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE     TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS    YEARS
--------------------------------------------------------------
With sales charges          5.25%    -12.11%    1.54%    3.61%
Excluding sales charges    10.21      -7.97     2.48     4.08




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                  LEHMAN BROTHERS
                          MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                               INCOME FUND             INDEX                INDEX
                          --------------------    ---------------    ------------------
4/30/99                            9550                10000                10000
                                   9393                10126                10168
                                   9658                11380                10729
                                  10292                12272                11619
                                  11386                13556                13488
                                  12609                13803                14940
                                  13417                14529                16467
                                  13877                14632                17451
                                  15110                15709                19284
                                  15485                16788                20269
4/30/09                           14251                17432                18848






CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE     TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS    YEARS
--------------------------------------------------------------
With sales charges          5.36%    -12.05%    1.56%    3.62%
Excluding sales charges    10.32      -7.91     2.50     4.09




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                  LEHMAN BROTHERS
                          MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                               INCOME FUND             INDEX                INDEX
                          --------------------    ---------------    ------------------
4/30/99                           23875                25000                25000
                                  23482                25315                25421
                                  24145                28450                26822
                                  25730                30680                29049
                                  28465                33891                33720
                                  31523                34509                37349
                                  33543                36322                41166
                                  34692                36580                43628
                                  37775                39272                48209
                                  38723                41969                50672
4/30/09                           35660                43579                47121






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE     TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS    YEARS
--------------------------------------------------------------
With sales charges          4.89%    -12.91%    1.40%    3.31%
Excluding sales charges     9.89      -8.70     1.71     3.31




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                  LEHMAN BROTHERS
                          MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                               INCOME FUND             INDEX                INDEX
                          --------------------    ---------------    ------------------
4/30/99                           10000                10000                10000
                                   9760                10126                10168
                                   9962                11380                10729
                                  10550                12272                11619
                                  11570                13556                13488
                                  12726                13803                14940
                                  13442                14529                16467
                                  13800                14632                17451
                                  14901                15709                19284
                                  15176                16788                20269
4/30/09                           13855                17432                18848





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          8.75%    -9.56%    1.69%    3.30%
Excluding sales charges     9.75     -8.72     1.69     3.30




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                          LEHMAN BROTHERS
                                  MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                                       INCOME FUND             INDEX                INDEX
                                  --------------------    ---------------    ------------------
4/30/99                                   10000                10000                10000
                                           9760                10126                10168
                                           9962                11380                10729
                                          10550                12272                11619
                                          11570                13556                13488
                                          12726                13803                14940
                                          13442                14529                16467
                                          13800                14632                17451
                                          14901                15709                19284
                                          15160                16788                20269
4/30/09                                   13838                17432                18848






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  10.35%    -7.60%    2.82%    4.40%




(PERFORMANCE GRAPH)

                                                  LEHMAN BROTHERS
                          MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                               INCOME FUND             INDEX                INDEX
                          --------------------    ---------------    ------------------
4/30/99                           10000                10000                10000
                                   9861                10126                10168
                                  10166                11380                10729
                                  10860                12272                11619
                                  12045                13556                13488
                                  13385                13803                14940
                                  14278                14529                16467
                                  14810                14632                17451
                                  16184                15709                19284
                                  16648                16788                20269
4/30/09                           15383                17432                18848







 BENCHMARK PERFORMANCE                             SIX       ONE      FIVE     TEN
                                                 MONTHS     YEAR     YEARS    YEARS
-----------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index(4)      7.74%     3.84%    4.78%    5.71%
Diversified Income Index(5)                       13.62     -7.01     4.76     6.54
Average Lipper multi-sector income fund(6)         6.99    -10.07     2.40     3.83


   The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities market index for comparison purposes.
5. The Diversified Income Index is a composite, which assumes equal investments, with all interest and capital gains reinvested, in (i) the Barclays Capital Global Aggregate Bond Index, (ii) the Credit Suisse High Yield Index, and
   (iii) the JPM EMBI Global Diversified Index. These indices represent the global investment grade sector, the U.S. high-yield sector, and the global emerging market sector, respectively. Previously, the Fund utilized a similar three-index composite, which included (i) the Barclays Capital U.S. Aggregate Bond Index, (ii) the Credit Suisse High Yield Index, and (iii) the Citigroup Non-U.S. Dollar World Government Bond Index. The composition of the Diversified Income index utilizes the JPM EMBI Global Diversified Index instead of the Citigroup Non-U.S. Dollar World Government Bond Index because this composition of indices is more reflective of the portfolio manager's approach in managing the Fund. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index or this composite.
6. The average Lipper multi-sector income fund is representative of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Diversified Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,102.10        $ 7.30         $1,017.90         $ 7.00
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,103.20        $ 6.78         $1,018.30         $ 6.51
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,098.90        $11.19         $1,014.10         $10.74
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,097.50        $11.18         $1,014.10         $10.74
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,103.50        $ 5.01         $1,020.00         $ 4.81
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Investor Class, 1.30% for Class A, 2.15% for Class B and Class C and 0.96% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(COMPOSITION PIE CHART)

Foreign Government Bonds                        32.1
Corporate Bonds                                 25.6
U.S. Government & Federal Agencies              17.9
Yankee Bonds                                    11.0
Short-Term Investment                            6.0
Convertible Bonds                                3.4
Loan Assignments & Participations                2.4
Asset-Backed Securities                          1.0
Convertible Preferred Stocks                     1.0
Mortgage-Backed Securities                       0.5
Municipal Bonds                                  0.4
Preferred Stocks                                 0.2
Common Stocks                                    0.1
Futures Contracts Long                           0.0
Futures Contracts Short                         (0.0)
Liabilities in Excess of Cash and Other
  Assets                                        (1.6)





See Portfolio of Investments on page 13 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Federal National Mortgage Association,
        4.625%-6.25%, due 2/1/11-1/2/14
    2.  Republic of Germany, 3.75%-4.25%, due
        7/4/14-1/4/17
    3.  Australia Government Bond, 6.25%, due
        6/15/14
    4.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.50%-6.00%, due 9/1/34-12/1/39
    5.  United Kingdom Gilt, 4.50%, due 3/7/19
    6.  Republic of Peru, 6.55%-8.75%, due
        3/30/19-3/14/37
    7.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        6.00%-6.50%,
        due 8/15/32-12/1/39
    8.  United States Treasury Notes,
        1.875%-4.875%,
        due 4/30/14-2/15/19
    9.  United Mexican States, 7.25%, due
        12/15/16
   10.  Hellenic Republic, 4.50%, due 5/20/14







8    MainStay Diversified Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH, J. MATTHEW PHILO, CFA, JAMES RAMSAY, CFA, AND HOWARD BOOTH OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY DIVERSIFIED INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Diversified Income Fund returned 10.21% for Investor Class shares, 10.32% for Class A shares, 9.89% for Class B shares and 9.75% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned 10.35%. All share classes outperformed the 6.99% return of the average Lipper(1) multi-sector income fund and the 7.74% return of the Barclays Capital U.S. Aggregate Bond Index(2) for the six-month reporting period. All share classes underperformed the 13.62% return of the Diversified Income Index(3) for the six months ended April 30, 2009. The Barclays Capital U.S. Aggregate Bond Index is the Fund's broad-based securities-market index. The Diversified Income Index is a secondary benchmark of the Fund. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's substantial exposure to high-yield debt securities and emerging-market debt made substantial contributions to the Fund's performance relative to both its benchmark and its peers. These riskier segments of the fixed-income market significantly outperformed higher-quality bonds during the reporting period.

HOW DID YOU POSITION THE FUND IN THE HIGH-YIELD MARKET?

Throughout the reporting period, the Fund was conservatively positioned in high-yield debt securities despite its substantial exposure to the asset category. The Fund focused on higher-quality high-yield companies within any industry. The Fund's largest investments were in defensive industries, such as health care, energy and utilities. This high-yield bond positioning detracted somewhat from the Fund's results, as lower-quality high-yield bonds outperformed higher-quality high-yield bonds during the reporting period.

Overall, the high-yield security market's strong performance was driven by a combination of attractive valuations, increased perception of reduced systemic risk and the growing belief that the worst of the recession was over. Our belief, however, was that the recession might be longer and more severe than the market was perceiving. As a result, the Fund maintained a conservative risk profile.

Investments in the aerospace, media and information technology industries hurt the Fund's performance during the reporting period. In particular, positions in telecommunications company Nortel Networks, semiconductor manufacturer NXP and automobile components manufacturer Lear detracted.

On the positive side, investments in the health care, energy and gaming/leisure industries contributed significantly to the Fund's performance. The Fund also benefited from investments in the communications industry. The Fund's position in telecommunications company Centennial Cellular increased in value when the company agreed to be acquired by AT&T. Bonds of gaming operator Penn National Gaming and paper and forest products company Georgia-Pacific also provided strong performance.

During the reporting period, we increased weightings in the health care, financial and transportation sectors and decreased exposure to the metals and mining, housing and service industries. Of particular note, we added to the Fund's positions in diversified financial services company Harley-Davidson Funding and insurance company Willis North America, which are both large, high-quality companies whose bonds, in our opinion, were trading at attractive valuations.


----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risks of to be announced (TBA) securities transactions are increased credit risk and increased overall investment exposure. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
3. See footnote on page 6 for more information on the Diversified Income Index.

                                                    mainstayinvestments.com    9

WHAT FACTORS SUPPORTED EMERGING-MARKET DEBT'S STRONG PERFORMANCE DURING THE REPORTING PERIOD?

As the reporting period began, emerging-market debt was still reeling from the after-shocks of the mid-September bankruptcy of Lehman Brothers. That bankruptcy resulted in a virtual halt of lending and trading in many financial markets as concerns arose regarding counterparty risk. Fortunately, the emergency measures to boost liquidity initiated by the U.S. Congress, Federal Reserve Board, Federal Deposit Insurance Corporation (FDIC) and Treasury Department slowly improved market confidence. While a number of large banks still needed to raise capital, the market began to feel that a measure of transparency had returned.

The unblocking of credit, coupled with the huge increase in resources allocated to the International Monetary Fund, improved conditions for emerging-market debt. Most sovereign governments were able to access the capital market during the first calendar quarter of 2009, proving that they could meet refinance requirements. The United States and China also took steps to bolster market confidence and assist various emerging-market countries. Other multilateral creditors also stepped up to make funds available. During the reporting period, Mexico, Poland and Colombia received permission to borrow substantial sums if needed from a newly created facility offered by the International Monetary Fund.

In addition to the monetary expansion of the G-10,(4) including the purchase of long-term government securities by the Federal Reserve and other central banks, China's fiscal stimulus appeared to bear fruit in the first months of 2009. With economic growth better than expected, the full-year target of an 8% growth rate once again appeared achievable. With China's growth stabilizing, commodity markets began to recover, which helped many commodity producers in the developing world.

HOW DID YOU MANAGE THE FUND'S ALLOCATION TO EMERGING-MARKET DEBT DURING THE REPORTING PERIOD?

Our management decisions within the Fund's allocation to emerging-market debt were grounded in our keen recollection of the emerging-market collapse of 1998, when the Asian crisis and the Russian default caused serious market disruptions. Having managed emerging-market debt funds during that period, our team was acutely aware of the magnitude of the potential downside, and we adjusted the emerging-market debt portion of the Fund accordingly. At the same time, we were well aware of the potential opportunities created by such declines and remained nimble when the market reached a low point in March 2009.

More specifically, we increased the beta--or volatility in relation to the market as a whole--of the emerging-market portion of the Fund, as investors became less averse to risk. As the market moved to a new stage in its risk cycle, the yield premium attached to emerging-market debt and currencies began to decline. In response, we maintained overweight positions in countries that we believed had solid prospects and increased the Fund's currency exposure.

Concessions from the new-issue market were generous and provided excellent opportunities to add value during the reporting period. In particular issuance from Indonesia was unusually attractive, as it was in 2008. With a concession to existing issues of nearly 100 points, Indonesian bonds rallied nearly 30 points in just nine weeks, compared to just 2 points for U.S. Treasurys.

Sensing a near-term peak in the U.S. dollar, the Fund bought the South African rand. The rand's terms of trade were improving, because gold exports remained strong while oil imports fell dramatically. From the time the Fund purchased the South African rand through April 30, 2009, the rand was the world's best-performing currency, rallying nearly 20%. Increasing currency exposure added significant value to the Fund during the reporting period as the market responded lower volatility.

We also increased the Fund's credit duration,(5) which allowed the Fund to benefit from a steep yield curve(6) and from rapidly declining spreads.(7)


----------
4. The Group of Ten, or G-10, now consists of the wealthiest eleven member nations of the International Monetary Fund (Belgium, Canada, France, Germany, Italy, Japan, Netherlands, Sweden, Switzerland, the United Kingdom and the United States). Although Switzerland became the eleventh member in 1994, the original name remains.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.


10    MainStay Diversified Income Fund

WHAT CONDITIONS AFFECTED THE FUND'S WEAKER EMERGING-MARKET DEBT HOLDINGS DURING THE REPORTING PERIOD?

While the Fund was aggressive in its holdings of solid sovereign and corporate bonds, the Fund's underweight positions in such economically challenged countries as Ecuador, Argentina, Ukraine and Iraq detracted from its results. The emerging-market debt rally, which gathered steam as the reporting period drew to a close, encompassed these nations' markets as well.

We doubted that the recovery would be strong enough to provide sustainable fundamental improvements in these markets. Upcoming elections in several of these countries provided additional reasons to carefully weigh their risks.

DID THE FUND'S EXPOSURE TO NONDOLLAR-DENOMINATED GOVERNMENT BONDS HELP OR HURT ITS PERFORMANCE DURING THE REPORTING PERIOD?

Bonds from developed-market nations underper-formed emerging-market debt, high-yield debt and U.S. Treasury securities during the reporting period. As a result, the Fund's exposure to nondollar-denominated G-7,(8) government bonds detracted from the Fund's results. The higher quality of this market segment particularly detracted from performance when liquidity premiums evaporated and volatility moderated. Still, the asset class produced positive returns. Yields on global government 10-year bonds declined approximately 80 basis points during the reporting period, generating capital gains. Currencies added a bit more, with the euro gaining 4% during the reporting period while the yen was broadly unchanged. As the period drew to a close, the global bond market yield curve steepened. Increased supply, along with signs of economic recovery, put substantial upward pressure on bonds with longer maturities.

HOW DID YOU POSITION THE FUND'S PORTFOLIO IN U.S. INVESTMENT-GRADE BONDS?

The domestic investment-grade bond segment of the Fund was defensively positioned during the reporting period. The Fund favored spread, or non-Treasury, sectors with the advantage of a government seal, as the Federal Reserve agreed to purchase longer-term Treasurys, agency mortgage-backed securities and agency debt. The Federal Reserve's presence as a backstop structurally improved the attractiveness of riskier assets. We tried to steer away from illiquid sectors of the fixed-income markets.

By the end of 2008, we had moved Fund assets incrementally into agency debentures and newly issued bank debt that was guaranteed by the FDIC and carried maturities extending through June 2012.

The Fund was initially underweight commercial mortgage-backed securities (CMBS) relative to its benchmark because of the sector's deteriorating fundamentals. We increased the Fund's exposure to CMBS late in the first quarter of 2009 on favorable U.S. government policy initiatives and strong investor demand. This positioning in CMBS contributed positively to the Fund's performance during the reporting period. The Fund held a modestly overweight position in residential mortgage-backed securities and in asset-backed securities collateralized by credit-card and auto-loan receivables. The Fund's asset-backed securities benefited from the Term Asset-Backed Securities Loan Facility. In the mortgage sector, we favored high-quality Ginnie Mae securities. We avoided lower-coupon conventional Fannie Mae securities where the extension risk--or the risk that declining prepayments would affect investor flexibility--seemed excessive. The Fund had established an overweight position in mortgage pass-through securities in September 2008, after Fannie Mae and Freddie Mac entered into conservatorship.

The Fund maintained an underweight allocation to investment-grade credit during the reporting period. Still, strong security selection within some higher-beta, lower-quality, BBB-rated securities proved to be a primary source of returns in the last month or so of the period. We took selective advantage of the new issue calendar, when industrials and utilities with durable cash flows issued bonds at price concessions in an effort to entice investors. The Fund also benefited from having an underweight position in the banking and brokerage sectors given the deterioration of many of these institutions' balance sheets during the reporting period.

From an interest-rate perspective, the Fund maintained a duration that was rather neutral to that of the benchmark during the reporting period. We also maintained a yield-curve flattening bias given our belief that the Federal Reserve would need to keep interest rates low. The Fund's duration and yield curve positioning modestly detracted from the Fund's performance during the reporting period.

The investment-grade portion of the Fund was underweight relative to the Barclays Capital U.S. Aggregate Bond Index. Instead, we favored high-quality spread

----------
8. The Group of Seven, or G-7, consists of finance ministers from seven leading industrialized nations who meet periodically to foster cooperative economic and monetary policies. The countries represented in the G-7 are Canada, France, Germany, Italy, Japan, the United Kingdom and the United States.

                                                   mainstayinvestments.com    11
product as of April 30, 2009. The Fund also held approximately 6% of its net assets in cash and cash equivalents as of April 30, 2009.

DID YOU MAKE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

As the market began to recover, the Fund increased its weighting in emerging-market debt and high-yield debt in February and April. The Fund maintained a larger allocation to domestic investment-grade debt compared to its allocation to developed-market government debt, as we believed supply pressures and low yields in the international sovereign fixed-income markets would weaken the Fund's performance. Toward the end of the reporting period, we began unhedging the Fund's currency exposure. As volatility continued to decline, risk premiums on these currencies began to dissipate.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


12    MainStay Diversified Income Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2009 UNAUDITED



                                          PRINCIPAL
                                             AMOUNT           VALUE
LONG-TERM BONDS 94.3%+
ASSET-BACKED SECURITIES 1.0%
-------------------------------------------------------------------

AUTOMOBILE 0.1%
Superior Wholesale Inventory
  Financing Trust
  Series 2007-AE1, Class A
  0.551%, due 1/15/12 (a)               $    50,000   $      40,000
                                                      -------------


CONSUMER LOANS 0.1%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                        75,000          78,930
                                                      -------------


CREDIT CARDS 0.5%
Bank of America Credit Card
  Trust
  Series 2006-C4, Class C4
  0.681%, due 11/15/11 (a)                  130,000         127,844
Citibank Credit Card
  Issuance Trust
  Series 2006-C4, Class C4
  0.698%, due 1/9/12 (a)                    140,000         129,074
MBNA Credit Card Master Note
  Trust
  Series 2005-A3, Class A3
  4.10%, due 10/15/12                       115,000         116,839
  Series 2005-A6, Class A6
  4.50%, due 1/15/13                         50,000          51,143
                                                      -------------
                                                            424,900
                                                      -------------

DIVERSIFIED FINANCIAL SERVICES 0.1%
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (b)                   110,000          76,232
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (b)(c)                 28,356          25,707
                                                      -------------
                                                            101,939
                                                      -------------

HOME EQUITY 0.2%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (d)                   100,000          86,894
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (d)                   120,000         102,425
                                                      -------------
                                                            189,319
                                                      -------------
Total Asset-Backed
  Securities
  (Cost $916,705)                                           835,088
                                                      -------------


CONVERTIBLE BONDS 3.4%
-------------------------------------------------------------------

AEROSPACE & DEFENSE 0.1%
Triumph Group, Inc.
  2.625%, due 10/1/26                        47,000          46,589
                                                      -------------


AIRLINES 0.0%++
JetBlue Airways Corp.
  3.75%, due 3/15/35                         46,000          41,630
                                                      -------------


BIOTECHNOLOGY 0.1%
Enzon Pharmaceuticals, Inc.
  4.00%, due 6/1/13                          59,000          46,610
Gilead Sciences, Inc.
  0.625%, due 5/1/13                         29,000          37,482
                                                      -------------
                                                             84,092
                                                      -------------

COAL 0.0%++
Peabody Energy Corp.
  4.75%, due 12/15/66                        42,000          31,395
                                                      -------------


COMMERCIAL SERVICES 0.1%
Alliance Data Systems Corp.
  1.75%, due 8/1/13 (b)                      39,000          30,274
Sotheby's
  3.125%, due 6/15/13 (b)                    37,000          25,900
                                                      -------------
                                                             56,174
                                                      -------------

COMPUTERS 0.1%
EMC Corp.
  1.75%, due 12/1/11                        121,000         126,899
                                                      -------------


DISTRIBUTION & WHOLESALE 0.1%
WESCO International, Inc.
  1.75%, due 11/15/26                        58,000          45,820
                                                      -------------


DIVERSIFIED FINANCIAL SERVICES 0.2%
MF Global, Ltd.
  9.00%, due 6/20/38 (b)                     32,000          27,560
NASDAQ OMX Group, Inc. (The)
  2.50%, due 8/15/13                        184,000         147,430
                                                      -------------
                                                            174,990
                                                      -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
General Cable Corp.
  0.875%, due 11/15/13                       56,000          45,850
                                                      -------------




 + Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest issuers held, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                          PRINCIPAL
                                             AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
ELECTRONICS 0.2%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                     $    82,000   $      96,452
Itron, Inc.
  2.50%, due 8/1/26                          34,000          34,595
TTM Technologies, Inc.
  3.25%, due 5/15/15                         54,000          39,825
                                                      -------------
                                                            170,872
                                                      -------------

ENERGY--ALTERNATE SOURCES 0.2%
Covanta Holding Corp.
  1.00%, due 2/1/27                         167,000         137,149
                                                      -------------


ENTERTAINMENT 0.0%++
Lions Gate Entertainment
  Corp.
  2.938%, due 10/15/24                       23,000          17,538
  3.625%, due 3/15/25                        17,000          12,750
                                                      -------------
                                                             30,288
                                                      -------------

ENVIRONMENTAL CONTROLS 0.1%
Waste Connections, Inc.
  3.75%, due 4/1/26                          63,000          65,047
                                                      -------------


FOOD 0.2%
Great Atlantic & Pacific Tea
  Co.
  6.75%, due 12/15/12                        62,000          34,643
Spartan Stores, Inc.
  3.375%, due 5/15/27 (b)                   118,000          75,372
  3.375%, due 5/15/27                        40,000          25,550
Tyson Foods, Inc.
  3.25%, due 10/15/13                        36,000          34,785
                                                      -------------
                                                            170,350
                                                      -------------

HEALTH CARE--PRODUCTS 0.3%
Medtronic, Inc.
  1.625%, due 4/15/13                       331,000         299,969
                                                      -------------


INSURANCE 0.0%++
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10                                    35,000          10,325
                                                      -------------


INTERNET 0.0%++
At Home Corp.
  4.75%, due 12/31/49
  (c)(e)(f)(g)                              504,238              50
                                                      -------------


IRON & STEEL 0.1%
ArcelorMittal
  5.00%, due 5/15/14                         40,000          41,500
United States Steel Corp.
  4.00%, due 5/15/14                          9,000           9,630
                                                      -------------
                                                             51,130
                                                      -------------

MEDIA 0.0%++
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (b)                     35,000          21,219
                                                      -------------


MINING 0.0%++
Alcoa, Inc.
  5.25%, due 3/15/14                         18,000          28,440
                                                      -------------


MISCELLANEOUS--MANUFACTURING 0.1%
Eastman Kodak Co.
  3.375%, due 10/15/33                       51,000          41,756
Ingersoll-Rand Co.
  4.50%, due 4/15/12                         10,000          14,025
Textron, Inc.
  4.50%, due 5/1/13                          10,000          10,863
                                                      -------------
                                                             66,644
                                                      -------------

OIL & GAS 0.4%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                        165,000         120,244
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                          53,000          41,406
Transocean, Inc.
  Series C
  1.50%, due 12/15/37                       154,000         132,440
  Series A
  1.625%, due 12/15/37                       44,000          41,195
                                                      -------------
                                                            335,285
                                                      -------------

OIL & GAS SERVICES 0.2%
Cameron International Corp.
  2.50%, due 6/15/26                         34,000          37,187
Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23                        120,000         166,800
                                                      -------------
                                                            203,987
                                                      -------------

PHARMACEUTICALS 0.2%
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26                         149,000         162,969
                                                      -------------


REAL ESTATE INVESTMENT TRUSTS 0.1%
Host Hotels & Resorts, L.P.
  3.25%, due 4/15/24 (b)                     90,000          86,963




14    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Macerich Co. (The)
  3.25%, due 3/15/12 (b)                $    31,000   $      21,971
                                                      -------------
                                                            108,934
                                                      -------------

RETAIL 0.1%
Penske Auto Group, Inc.
  3.50%, due 4/1/26                          95,000          83,837
                                                      -------------


SEMICONDUCTORS 0.1%
Micron Technology, Inc.
  4.25%, due 10/15/13                        19,000          22,254
ON Semiconductor Corp.
  2.625%, due 12/15/26                       37,000          30,247
Teradyne, Inc.
  4.50%, due 3/15/14                         13,000          16,754
                                                      -------------
                                                             69,255
                                                      -------------

SOFTWARE 0.2%
Sybase, Inc.
  1.75%, due 2/22/25                         79,000         110,600
SYNNEX Corp.
  4.00%, due 5/15/18 (b)                     25,000          22,469
                                                      -------------
                                                            133,069
                                                      -------------

TELECOMMUNICATIONS 0.1%
Anixter International, Inc.
  1.00%, due 2/15/13                         46,000          38,870
SBA Communications Corp.
  1.875%, due 5/1/13 (b)                     87,000          73,515
                                                      -------------
                                                            112,385
                                                      -------------
Total Convertible Bonds
  (Cost $3,466,244)                                       2,914,643
                                                      -------------


CORPORATE BONDS 25.6%
-------------------------------------------------------------------

ADVERTISING 0.5%
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14                       135,000         104,625
  7.25%, due 8/15/11                         85,000          79,050
Lamar Media Corp.
  6.625%, due 8/15/15                       250,000         196,250
  9.75%, due 4/1/14 (b)                      60,000          60,300
                                                      -------------
                                                            440,225
                                                      -------------

AEROSPACE & DEFENSE 0.3%
BE Aerospace, Inc.
  8.50%, due 7/1/18                          70,000          63,350
Boeing Co. (The)
  6.00%, due 3/15/19                        100,000         105,157
United Technologies Corp.
  6.125%, due 2/1/19                        100,000         107,674
                                                      -------------
                                                            276,181
                                                      -------------

AGRICULTURE 0.6%
Altria Group, Inc.
  9.70%, due 11/10/18                       120,000         140,225
  9.95%, due 11/10/38                        75,000          82,325
Cargill, Inc.
  5.60%, due 9/15/12 (b)                    175,000         173,334
Reynolds American, Inc.
  7.625%, due 6/1/16                         80,000          70,350
  7.75%, due 6/1/18                          80,000          72,639
                                                      -------------
                                                            538,873
                                                      -------------

AIRLINES 0.1%
DAE Aviation Holdings, Inc.
  11.25%, due 8/1/15 (b)                    110,000          41,800
Delta Air Lines, Inc.
  (Escrow Shares)
  2.875%, due 2/6/24                         55,000             399
  2.875%, due 2/18/49 (b)(f)                 30,000             217
  8.00%, due 6/3/49 (f)                      81,000             587
  8.30%, due 12/15/29 (f)                   505,000           2,525
  9.75%, due 5/15/49 (f)                      5,000              25
  10.00%, due 8/15/08 (f)                    35,000             175
  10.375%, due 12/15/22 (f)                  10,000              50
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23 (f)                  117,700             600
  7.875%, due 12/31/49 (f)                   25,000              63
  8.70%, due 3/15/49 (f)                      5,000              13
  8.875%, due 6/1/49 (f)                     30,000              75
  9.875%, due 3/15/37 (f)                    65,000             162
  10.00%, due 2/1/49 (f)                    168,300             421
                                                      -------------
                                                             47,112
                                                      -------------

APPAREL 0.1%
Unifi, Inc.
  11.50%, due 5/15/14                        91,000          46,865
                                                      -------------


AUTO MANUFACTURERS 0.0%++
Daimler Finance North
  America LLC
  7.30%, due 1/15/12                         36,000          36,416
                                                      -------------


AUTO PARTS & EQUIPMENT 0.6%
Allison Transmission, Inc.
  11.00%, due 11/1/15 (b)                    80,000          48,000
American Tire Distributors,
  Inc.
  7.458%, due 4/1/12 (a)                     70,000          36,400
  10.75%, due 4/1/13                         80,000          48,400
FleetPride Corp.
  11.50%, due 10/1/14 (b)                   235,000         199,750


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                          PRINCIPAL
                                             AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AUTO PARTS & EQUIPMENT (CONTINUED)
Goodyear Tire & Rubber Co.
  (The)
  6.318%, due 12/1/09 (a)               $    45,000   $      44,381
  8.625%, due 12/1/11                        65,000          62,075
Johnson Controls, Inc.
  7.70%, due 3/1/15                          75,000          69,952
Lear Corp.
  8.75%, due 12/1/16                        120,000          18,600
                                                      -------------
                                                            527,558
                                                      -------------

BANKS 0.4%
GMAC LLC
  8.00%, due 11/1/31 (b)                    507,000         354,900
                                                      -------------


BUILDING MATERIALS 0.3%
Building Materials Corp. of
  America
  7.75%, due 8/1/14                          70,000          58,625
Compression Polymers Corp.
  10.50%, due 7/1/13                         55,000          24,750
Texas Industries, Inc.
  7.25%, due 7/15/13 (b)                    245,000         199,063
                                                      -------------
                                                            282,438
                                                      -------------

CHEMICALS 0.2%
Millennium America, Inc.
  7.625%, due 11/15/26 (f)                  149,000           5,215
Mosaic Global Holdings, Inc.
  7.625%, due 12/1/16 (b)                    40,000          40,200
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (b)                     70,000          58,800
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12 (f)                    230,000          39,100
                                                      -------------
                                                            143,315
                                                      -------------

COAL 0.1%
Peabody Energy Corp.
  7.375%, due 11/1/16                        70,000          68,425
  7.875%, due 11/1/26                        60,000          54,900
                                                      -------------
                                                            123,325
                                                      -------------

COMMERCIAL SERVICES 0.7%
Cardtronics, Inc.
  9.25%, due 8/15/13                        165,000         119,625
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13                       100,000          83,000
iPayment, Inc.
  9.75%, due 5/15/14                        180,000         104,400
Language Line, Inc.
  11.125%, due 6/15/12                      125,000         118,750
Lender Processing Services,
  Inc.
  8.125%, due 7/1/16                         85,000          84,150
Service Corp. International
  7.625%, due 10/1/18                        90,000          82,125
                                                      -------------
                                                            592,050
                                                      -------------

COMPUTERS 0.3%
SunGard Data Systems, Inc.
  4.875%, due 1/15/14                        40,000          35,200
  10.625%, due 5/15/15 (b)                  210,000         201,075
                                                      -------------
                                                            236,275
                                                      -------------

DISTRIBUTION & WHOLESALE 0.1%
ACE Hardware Corp.
  9.125%, due 6/1/16 (b)                    110,000          99,550
                                                      -------------


DIVERSIFIED FINANCIAL SERVICES 1.5%
AmeriCredit Corp.
  8.50%, due 7/1/15                         160,000         150,400
Caterpillar Financial
  Services Corp.
  6.125%, due 2/17/14                       175,000         178,509
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (b)                    280,000         197,810
LaBranche & Co., Inc.
  11.00%, due 5/15/12                        75,000          68,250
Morgan Stanley
  6.75%, due 4/15/11                        658,000         672,594
Ucar Finance, Inc.
  10.25%, due 2/15/12                         8,000           7,440
                                                      -------------
                                                          1,275,003
                                                      -------------

ELECTRIC 1.2%
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                         292,751         270,795
Energy Future Holdings Corp.
  10.875%, due 11/1/17                      240,000         163,800
NRG Energy, Inc.
  7.25%, due 2/1/14                          70,000          67,550
  7.375%, due 2/1/16                        120,000         115,500
PNM Resources, Inc.
  9.25%, due 5/15/15                         75,000          67,687
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                        145,000         131,950
Reliant Energy, Inc.
  7.625%, due 6/15/14                        25,000          22,563
  7.875%, due 6/15/17                       210,000         187,425
                                                      -------------
                                                          1,027,270
                                                      -------------





16    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
Belden, Inc.
  7.00%, due 3/15/17                    $    80,000   $      70,400
                                                      -------------


ENTERTAINMENT 1.1%
Chukchansi Economic
  Development Authority
  8.00%, due 11/15/13 (b)                    45,000          19,125
Gaylord Entertainment Co.
  8.00%, due 11/15/13                        60,000          42,900
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14                         112,000          85,120
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                        115,000          83,087
Mohegan Tribal Gaming
  Authority
  6.875%, due 2/15/15                        10,000           5,025
OED Corp./DIAMOND JO LLC
  8.75%, due 4/15/12                         65,000          53,950
Penn National Gaming, Inc.
  6.75%, due 3/1/15                         110,000         101,475
  6.875%, due 12/1/11                       135,000         131,625
Pinnacle Entertainment, Inc.
  8.25%, due 3/15/12                         90,000          87,750
  8.75%, due 10/1/13                         25,000          24,125
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                         290,000         253,750
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (c)(e)                   69,759          41,856
Vail Resorts, Inc.
  6.75%, due 2/15/14                         45,000          40,500
                                                      -------------
                                                            970,288
                                                      -------------

ENVIRONMENTAL CONTROLS 0.2%
Geo Sub Corp.
  11.00%, due 5/15/12                       260,000         186,875
                                                      -------------


FINANCE--AUTO LOANS 0.4%
Ford Motor Credit Co. LLC
  7.25%, due 10/25/11                       230,000         188,613
  7.375%, due 10/28/09                      145,000         139,236
  7.875%, due 6/15/10                         5,000           4,600
                                                      -------------
                                                            332,449
                                                      -------------

FINANCE--OTHER SERVICES 0.6%
American Real Estate
  Partners, L.P./
  American Real Estate
  Finance Corp.
  8.125%, due 6/1/12                        530,000         471,700
                                                      -------------


FOOD 0.3%
American Stores Co.
  8.00%, due 6/1/26                          55,000          48,125
ASG Consolidated LLC/
  ASG Finance, Inc.
  11.50%, due 11/1/11                        95,000          81,225
Tyson Foods, Inc.
  10.50%, due 3/1/14 (b)                     80,000          83,600
                                                      -------------
                                                            212,950
                                                      -------------

FOREST PRODUCTS & PAPER 0.7%
Bowater, Inc.
  9.375%, due 12/15/21 (f)                  195,000          23,887
  9.50%, due 10/15/12 (f)                     5,000             613
Domtar Corp.
  7.875%, due 10/15/11                      170,000         151,300
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (b)                    110,000         104,500
  7.125%, due 1/15/17 (b)                   102,000          96,390
  7.75%, due 11/15/29                         4,000           3,140
  8.00%, due 1/15/24                         68,000          57,800
  8.875%, due 5/15/31                       160,000         136,800
Georgia-Pacific LLC
  8.25%, due 5/1/16 (b)                      30,000          30,000
                                                      -------------
                                                            604,430
                                                      -------------

HAND & MACHINE TOOLS 0.1%
Thermadyne Holdings Corp.
  9.20%, due 2/1/14                          65,000          42,494
                                                      -------------


HEALTH CARE--PRODUCTS 0.7%
Biomet, Inc.
  10.00%, due 10/15/17                       60,000          62,400
  11.625%, due 10/15/17                      95,000          92,150
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15                        145,000          49,300
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14                        165,000         169,125
Invacare Corp.
  9.75%, due 2/15/15                        175,000         176,312
ReAble Therapeutics Finance
  LLC/
  ReAble Therapeutics
  Finance Corp.
  11.75%, due 11/15/14                       45,000          29,025
                                                      -------------
                                                            578,312
                                                      -------------

HEALTH CARE--SERVICES 1.3%
Alliance HealthCare
  Services, Inc.
  7.25%, due 12/15/12                       100,000          98,750
  Series B
  7.25%, due 12/15/12                       125,000         123,437
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                       180,000         179,100


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                          PRINCIPAL
                                             AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE--SERVICES (CONTINUED)
HCA, Inc.
  5.75%, due 3/15/14                    $    30,000   $      23,700
  6.30%, due 10/1/12                        345,000         305,325
  6.375%, due 1/15/15                         5,000           3,950
Highmark, Inc.
  6.80%, due 8/15/13 (b)(c)                 245,000         230,734
Skilled Healthcare Group,
  Inc.
  11.00%, due 1/15/14                        52,000          53,950
Sun Healthcare Group, Inc.
  9.125%, due 4/15/15                        50,000          48,625
Vanguard Health Holding Co.
  II LLC
  9.00%, due 10/1/14                         75,000          71,438
                                                      -------------
                                                          1,139,009
                                                      -------------

HOLDING COMPANY--DIVERSIFIED 0.3%
Leucadia National Corp.
  8.125%, due 9/15/15                       190,000         159,600
Susser Holdings LLC/Susser
  Finance Corp.
  10.625%, due 12/15/13                     130,000         131,300
                                                      -------------
                                                            290,900
                                                      -------------

HOUSEHOLD PRODUCTS & WARES 0.2%
ACCO Brands Corp.
  7.625%, due 8/15/15                        55,000          19,250
Jarden Corp.
  7.50%, due 5/1/17                          75,000          66,375
Libbey Glass, Inc.
  9.568%, due 6/1/11 (a)                     80,000          43,200
                                                      -------------
                                                            128,825
                                                      -------------

INSURANCE 0.7%
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                         290,000         232,000
Fund American Cos., Inc.
  5.875%, due 5/15/13                        57,000          44,382
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (b)                   195,000         135,525
Lumbermens Mutual Casualty
  Co.
  8.45%, due 12/1/97
  (b)(f)(l)                                  35,000             306
  9.15%, due 7/1/26 (b)(f)                  535,000           4,681
Phoenix Life Insurance Co.
  7.15%, due 12/15/34 (b)                    95,000          23,750
USI Holdings Corp.
  5.113%, due 11/15/14
  (a)(b)                                     35,000          16,800
  9.75%, due 5/15/15 (b)                     95,000          45,600
Willis North America, Inc.
  6.20%, due 3/28/17                        105,000          76,140
                                                      -------------
                                                            579,184
                                                      -------------

INTERNET 0.1%
Expedia, Inc.
  7.456%, due 8/15/18                        10,000           9,050
  8.50%, due 7/1/16 (b)                     125,000         115,625
                                                      -------------
                                                            124,675
                                                      -------------

IRON & STEEL 0.2%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                        20,000          16,423
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                      185,000         189,615
                                                      -------------
                                                            206,038
                                                      -------------

LODGING 0.3%
Boyd Gaming Corp.
  7.75%, due 12/15/12                       140,000         135,800
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                          50,000          23,500
Sheraton Holding Corp.
  7.375%, due 11/15/15                       85,000          69,062
Starwood Hotels & Resorts
  Worldwide, Inc.
  7.875%, due 5/1/12                         70,000          65,100
                                                      -------------
                                                            293,462
                                                      -------------

MACHINERY--CONSTRUCTION & MINING 0.1%
Caterpillar, Inc.
  6.05%, due 8/15/36                        140,000         118,676
                                                      -------------


MEDIA 1.9%
Charter Communications
  Operating LLC / Charter
  Communications Operating
  Capital
  8.00%, due 4/30/12 (b)                    185,000         173,900
  8.375%, due 4/30/14 (b)                    40,000          36,400
CSC Holdings, Inc.
  6.75%, due 4/15/12                         75,000          73,312
  8.50%, due 6/15/15 (b)                     45,000          45,563
CW Media Holdings, Inc.
  13.50%, due 8/15/15 (b)(h)                 48,794          30,252
HSN, Inc.
  11.25%, due 8/1/16 (b)                    130,000          94,900
ION Media Networks, Inc.
  7.381%, due 1/15/13
  (a)(b)(h)                                  62,751             471
LBI Media, Inc.
  8.50%, due 8/1/17 (b)                     110,000          34,100
Local Insight Regatta
  Holdings, Inc.
  11.00%, due 12/1/17                        40,000           9,600
Morris Publishing Group LLC
  7.00%, due 8/1/13 (f)(l)                  220,000           9,075




18    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MEDIA (CONTINUED)
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (b)                 $    90,000   $      91,800
  10.375%, due 9/1/14 (b)                   145,000         150,800
Shaw Communications, Inc.
  7.50%, due 11/20/13                       225,000         202,732
Time Warner Cable, Inc.
  8.25%, due 2/14/14                        140,000         153,553
Time Warner Entertainment
  Co., L.P.
  10.15%, due 5/1/12                        415,000         467,630
Vertis, Inc.
  18.50%, due 10/1/12 (h)                    70,478           5,638
Ziff Davis Media, Inc.
  8.788%, due 7/15/11
  (a)(c)(e)                                  36,828          13,995
                                                      -------------
                                                          1,593,721
                                                      -------------

METAL FABRICATE & HARDWARE 0.2%
Metals USA, Inc.
  11.125%, due 12/1/15                       75,000          53,250
Mueller Water Products, Inc.
  7.375%, due 6/1/17                         80,000          47,200
Neenah Foundary Co.
  9.50%, due 1/1/17                         150,000          39,750
                                                      -------------
                                                            140,200
                                                      -------------

MINING 0.3%
Freeport-McMoRan
  Copper & Gold, Inc.
  4.995%, due 4/1/15 (a)                    110,000          96,525
  8.25%, due 4/1/15                          55,000          54,175
  8.375%, due 4/1/17                         90,000          88,200
                                                      -------------
                                                            238,900
                                                      -------------

MISCELLANEOUS--MANUFACTURING 0.3%
Actuant Corp.
  6.875%, due 6/15/17                        85,000          76,925
Polypore, Inc.
  8.75%, due 5/15/12                         95,000          73,625
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                         165,000         134,888
                                                      -------------
                                                            285,438
                                                      -------------

OIL & GAS 3.0%
Anadarko Petroleum Corp.
  5.95%, due 9/15/16                        200,000         180,950
Chaparral Energy, Inc.
  8.50%, due 12/1/15                        300,000         120,000
Chesapeake Energy Corp.
  6.875%, due 11/15/20                       25,000          20,375
Forest Oil Corp.
  8.00%, due 12/15/11                       200,000         196,500
Frontier Oil Corp.
  8.50%, due 9/15/16                        100,000          99,000
Hilcorp Energy I,
  L.P./Hilcorp
  Finance Co.
  9.00%, due 6/1/16 (b)                     100,000          85,500
Kerr-McGee Corp.
  6.95%, due 7/1/24                          65,000          51,857
  7.875%, due 9/15/31                        15,000          11,926
Linn Energy LLC
  9.875%, due 7/1/18 (b)                    100,000          90,000
Mariner Energy, Inc.
  7.50%, due 4/15/13                        115,000          93,150
Newfield Exploration Co.
  6.625%, due 9/1/14                         15,000          13,800
  6.625%, due 4/15/16                        15,000          13,575
  7.125%, due 5/15/18                       115,000         104,075
Parker Drilling Co.
  9.625%, due 10/1/13                        80,000          62,600
Pemex Project Funding Master
  Trust
  5.75%, due 3/1/18                         320,000         289,600
PetroHawk Energy Corp.
  9.125%, due 7/15/13                        70,000          68,600
  10.50%, due 8/1/14 (b)                     10,000          10,050
Petronas Capital, Ltd.
  7.875%, due 5/22/22                       425,000         476,778
Petroquest Energy,
  Inc./Petroquest Energy LLC
  10.375%, due 5/15/12                      125,000          90,000
Plains Exploration &
  Production Co.
  10.00%, due 3/1/16                        110,000         107,250
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                       50,000          46,750
SandRidge Energy, Inc.
  8.00%, due 6/1/18 (b)                      70,000          61,250
Stone Energy Corp.
  6.75%, due 12/15/14                       100,000          41,500
Venoco, Inc.
  8.75%, due 12/15/11                         1,000             665
Whiting Petroleum Corp.
  7.00%, due 2/1/14                         300,000         258,000
                                                      -------------
                                                          2,593,751
                                                      -------------

OIL & GAS SERVICES 0.2%
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                          70,000          32,200
  9.00%, due 1/15/14                         70,000          34,650
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                       180,000         133,200
                                                      -------------
                                                            200,050
                                                      -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                          PRINCIPAL
                                             AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
PHARMACEUTICALS 0.5%
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                    $   240,000   $     247,135
Pfizer, Inc.
  7.20%, due 3/15/39                        100,000         109,874
Warner Chilcott Corp.
  8.75%, due 2/1/15                         110,000         108,075
                                                      -------------
                                                            465,084
                                                      -------------

PIPELINES 0.7%
ANR Pipeline Co.
  9.625%, due 11/1/21                        45,000          52,972
Copano Energy LLC
  8.125%, due 3/1/16                        115,000         104,650
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18 (b)                      55,000          48,125
El Paso Natural Gas Co.
  7.50%, due 11/15/26                        25,000          22,425
  7.625%, due 8/1/10                        205,000         203,037
MarkWest Energy Partners,
  L.P./
  MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                       145,000         118,900
  8.50%, due 7/15/16                         40,000          33,400
  8.75%, due 4/15/18                         70,000          58,100
                                                      -------------
                                                            641,609
                                                      -------------

REAL ESTATE INVESTMENT TRUSTS 0.6%
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14                       115,000         105,225
Host Marriott, L.P.
  6.375%, due 3/15/15                        40,000          35,400
  Series M
  7.00%, due 8/15/12                         10,000           9,500
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                         125,000         116,562
Trustreet Properties, Inc.
  7.50%, due 4/1/15                         180,000         175,038
Vornado Realty Trust
  3.625%, due 11/15/26                       85,000          76,288
                                                      -------------
                                                            518,013
                                                      -------------

RETAIL 0.6%
CVS Caremark Corp.
  5.789%, due 1/10/26 (b)                    94,378          71,255
Home Depot, Inc.
  5.40%, due 3/1/16                          60,000          57,632
Rite Aid Corp.
  8.625%, due 3/1/15                        151,000          81,540
  9.375%, due 12/15/15                       50,000          27,250
  9.50%, due 6/15/17                        110,000          59,400
Star Gas Partners, L.P./Star
  Gas Finance Co.
  Series B
  10.25%, due 2/15/13                       171,000         151,335
TJX Cos., Inc.
  6.95%, due 4/15/19                         40,000          41,538
Wendy's International, Inc.
  6.25%, due 11/15/11                        25,000          24,500
                                                      -------------
                                                            514,450
                                                      -------------

SOFTWARE 0.2%
SS&C Technologies, Inc.
  11.75%, due 12/1/13                       145,000         129,050
                                                      -------------


TELECOMMUNICATIONS 2.2%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29                        360,000         178,200
AT&T, Inc.
  6.55%, due 2/15/39                        100,000          96,172
CC Holdings GS V LLC/Crown
  Castle GS III Corp.
  7.75%, due 5/1/17 (b)                     230,000         232,300
Centennial Cellular
  Operating Co./ Centennial
  Communications Corp.
  10.125%, due 6/15/13                      170,000         176,375
Centennial Communications
  Corp./
  Cellular Operating Co.
  LLC/
  Puerto Rico Operations
  8.125%, due 2/1/14                         25,000          25,938
DigitalGlobe, Inc.
  10.50%, due 5/1/14 (b)                     65,000          65,325
GCI, Inc.
  7.25%, due 2/15/14                        135,000         124,200
Intelsat Holdings, Ltd.
  8.875%, due 1/15/15 (b)                    15,000          14,775
New Cingular Wireless
  Services, Inc.
  8.75%, due 3/1/31                         150,000         171,697
PAETEC Holding Corp.
  9.50%, due 7/15/15                          5,000           3,750
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                        190,000         187,150
  Series B
  7.50%, due 2/15/14                        180,000         166,950




20    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Qwest Corp.
  7.50%, due 10/1/14                    $   180,000   $     173,700
  7.50%, due 6/15/23                        195,000         155,025
  8.875%, due 3/15/12                       100,000         101,500
Sprint Nextel Corp.
  6.00%, due 12/1/16                         70,000          58,100
                                                      -------------
                                                          1,931,157
                                                      -------------

TEXTILES 0.4%
INVISTA
  9.25%, due 5/1/12 (b)                     355,000         322,162
                                                      -------------


TRANSPORTATION 0.1%
KAR Holdings, Inc.
  8.75%, due 5/1/14                          10,000           6,600
  10.00%, due 5/1/15                        190,000         110,200
                                                      -------------
                                                            116,800
                                                      -------------

TRUCKING & LEASING 0.0%++
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                        70,000          30,800
                                                      -------------
Total Corporate Bonds
  (Cost $25,952,338)                                     22,119,208
                                                      -------------


FOREIGN GOVERNMENT BONDS 32.1%
-------------------------------------------------------------------

ARGENTINA 0.1%
Republic of Argentina
  (zero coupon), due
  12/15/35 (l)                            3,000,000         102,900
                                                      -------------


AUSTRALIA 3.7%
V  Australia Government Bond
  6.25%, due 6/15/14                   A$ 4,010,000       3,210,357
                                                      -------------


AUSTRIA 1.0%
Republic of Austria
  4.65%, due 1/15/18                    E   643,000         898,055
                                                      -------------


BRAZIL 2.4%
Brazil Notas do Tesouro
  Nacional
  Series F
  10.00%, due 1/1/14                   R$ 2,790,000       1,208,420
Federal Republic of Brazil
  5.875%, due 1/15/19                   $   250,000         247,250
  8.25%, due 1/20/34                        500,000         568,750
                                                      -------------
                                                          2,024,420
                                                      -------------

COLOMBIA 0.9%
Republic of Colombia
  7.375%, due 1/27/17                       400,000         428,000
  8.125%, due 5/21/24                       300,000         328,500
                                                      -------------
                                                            756,500
                                                      -------------

EL SALVADOR 0.4%
Republic of El Salvador
  7.65%, due 6/15/35                        200,000         160,000
  8.25%, due 4/10/32 (b)                    200,000         171,000
                                                      -------------
                                                            331,000
                                                      -------------

GERMANY 5.1%
V  Republic of Germany
  3.75%, due 1/4/17                       2,135,000       2,965,833
  4.25%, due 7/4/14                       1,015,000       1,461,313
                                                      -------------
                                                          4,427,146
                                                      -------------

GREECE 1.9%
V  Hellenic Republic
  4.50%, due 5/20/14                    E 1,200,000       1,598,468
                                                      -------------


INDONESIA 1.8%
Republic of Indonesia
  10.375%, due 5/4/14 (b)               $   500,000         550,000
  11.625%, due 3/4/19 (b)                   850,000       1,015,750
                                                      -------------
                                                          1,565,750
                                                      -------------

ISRAEL 0.2%
Israel Government
  International Bond
  5.125%, due 3/26/19                       200,000         201,549
                                                      -------------


LEBANON 0.3%
Republic of Lebanon
  8.25%, due 4/12/21                        275,000         259,875
                                                      -------------


MEXICO 1.9%
V  United Mexican States
  7.25%, due 12/15/16                  M$23,075,000       1,651,820
                                                      -------------


PANAMA 1.5%
Republic of Panama
  6.70%, due 1/26/36                    $   243,000         234,495
  8.875%, due 9/30/27                       325,000         371,312
  9.375%, due 4/1/29                        550,000         643,500
                                                      -------------
                                                          1,249,307
                                                      -------------

PERU 2.7%
V  Republic of Peru
  6.55%, due 3/14/37                        300,000         290,190
  7.125%, due 3/30/19                       700,000         756,000


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                          PRINCIPAL
                                             AMOUNT           VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
PERU (CONTINUED)
Republic of Peru (continued)
  7.35%, due 7/21/25                    $   600,000   $     646,500
  8.75%, due 11/21/33                       500,000         601,250
                                                      -------------
                                                          2,293,940
                                                      -------------

PHILIPPINES 0.6%
Republic of Philippines
  9.50%, due 2/2/30                         250,000         298,125
  9.875%, due 1/15/19                       150,000         179,625
                                                      -------------
                                                            477,750
                                                      -------------

POLAND 0.2%
Poland Government Bond
  5.25%, due 4/25/13                   z+   570,000         167,363
                                                      -------------


RUSSIA 0.7%
Russian Federation
  7.50%, due 3/31/30                    $   576,000         560,724
                                                      -------------


SOUTH AFRICA 0.2%
Republic of South Africa
  6.50%, due 6/2/14                         200,000         208,500
                                                      -------------


TURKEY 1.8%
Republic of Turkey
  (zero coupon), due 1/13/10
  (l)                                 YTL   234,000         135,855
  7.25%, due 3/15/15                        400,000         408,000
  7.375%, due 2/5/25                        470,000         453,550
  7.50%, due 11/7/19                        200,000         198,570
  9.50%, due 1/15/14                        350,000         395,500
                                                      -------------
                                                          1,591,475
                                                      -------------

UKRAINE 0.1%
Ukraine Government
  6.875%, due 3/4/11 (b)                $   175,000         122,500
                                                      -------------


UNITED KINGDOM 3.7%
Gaz Capital S.A.
  4.56%, due 12/9/12                    E   500,000         558,513
Independent News & Media
  Finance, Ltd.
  5.75%, due 5/17/09 (f)                    300,000         198,465
V  United Kingdom Gilt
  4.50%, due 3/7/19                     L 1,525,000       2,439,985
                                                      -------------
                                                          3,196,963
                                                      -------------

URUGUAY 0.6%
Republic of Uruguay
  9.25%, due 5/17/17                    $   450,000         487,125
                                                      -------------


VENEZUELA 0.3%
Republic of Venezuela
  9.25%, due 5/7/28                         475,000         274,313
                                                      -------------
Total Foreign Government
  Bonds
  (Cost $27,415,524)                                     27,657,800
                                                      -------------


LOAN ASSIGNMENTS & PARTICIPATIONS 2.4% (I)
-------------------------------------------------------------------

AEROSPACE & DEFENSE 0.1%
DAE Aviation Holdings, Inc.
  Tranche B1 Term Loan
  4.392%, due 7/31/14                        47,479          27,775
  Tranche B2 Term Loan
  4.79%, due 7/31/14                         46,686          27,311
                                                      -------------
                                                             55,086
                                                      -------------

BROADCASTING 0.4%
Charter Communications
  Operating LLC
  Replacement Term Loan
  (zero coupon), due 3/6/14                 100,000          84,028
Nielsen Finance LLC
  Dollar Term Loan
  2.469%, due 8/9/13                        341,254         288,243
                                                      -------------
                                                            372,271
                                                      -------------

BUILDINGS & REAL ESTATE 0.2%
LNR Property Corp.
  Initial Tranche B Term
  Loan
  4.00%, due 7/12/11                        308,000         160,160
                                                      -------------


ELECTRONICS 0.1%
SunGard Data Systems, Inc.
  Term Loan B
  2.67%, due 2/28/14                        163,682         146,587
                                                      -------------


HEALTHCARE, EDUCATION & CHILDCARE 0.9%
Capella Healthcare, Inc.
  1st Lien Term Loan
  5.75%, due 3/2/15                          99,000          88,605
Community Health Systems,
  Inc.
  New Term Loan B
  3.447%, due 7/25/14                       180,466         162,440
HCA, Inc.
  Term Loan B
  3.47%, due 11/18/13                       343,984         309,859
Talecris Biotherapeutics,
  Inc.
  2nd Lien Term Loan
  7.74%, due 12/6/14                        220,000         191,400
                                                      -------------
                                                            752,304
                                                      -------------






22    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  (zero coupon), due
  11/26/10 (c)(e)                       $   106,514   $      13,847
                                                      -------------


RETAIL STORE 0.1%
Toys 'R' Us (Delaware), Inc.
  Term Loan
  5.447%, due 1/19/13                       145,000          71,050
                                                      -------------


UTILITIES 0.6%
Calpine Corp.
  1st Priority Term Loan
  4.095%, due 3/29/14                       340,688         289,371
Texas Competitive Electric
  Holdings Company LLC
  Term Loan B2
  3.969%, due 10/10/14                      226,550         152,947
  Term Loan B3
  3.969%, due 10/10/14                       98,500          66,331
                                                      -------------
                                                            508,649
                                                      -------------
Total Loan Assignments &
  Participations
  (Cost $2,856,360)                                       2,079,954
                                                      -------------


MORTGAGE-BACKED SECURITIES 0.5%
-------------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.5%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                      257,829         253,418
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  0.752%, due 12/25/36
  (a)(b)(c)                                  83,963          49,789
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                        87,282          87,182
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                       37,754          37,639
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36
  (b)(e)                                     40,000          31,364
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                         3,424           3,416
                                                      -------------
Total Mortgage-Backed
  Securities
  (Cost $509,627)                                           462,808
                                                      -------------


MUNICIPAL BONDS 0.4%
-------------------------------------------------------------------

OHIO 0.2%
Buckeye, Ohio, Tobacco
  Settlement Financing
  Authority
  5.75%, due 6/1/34                         250,000         158,278
                                                      -------------


TEXAS 0.1%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)                    120,000         120,002
                                                      -------------


WEST VIRGINIA 0.1%
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                        100,000          56,322
                                                      -------------
Total Municipal Bonds
  (Cost $462,605)                                           334,602
                                                      -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 17.9%
-------------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                         91,222          93,296
                                                      -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.3%
  3.00%, due 8/1/10                          53,839          54,013
  4.286%, due 3/1/35 (a)                     71,699          73,205
  5.03%, due 6/1/35 (a)                     170,590         175,798
                                                      -------------
                                                            303,016
                                                      -------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION 6.7%
  4.625%, due 5/1/13                      1,135,000       1,149,982
  4.875%, due 5/18/12                     2,925,000       3,191,330
  5.125%, due  1/2/14                       150,000         154,008
  6.25%, due 2/1/11                       1,260,000       1,322,647
                                                      -------------
                                                          5,817,967
                                                      -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

                                          PRINCIPAL
                                             AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
V  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 3.0%
  5.50%, due 10/1/38                    $ 1,586,373   $   1,647,751
  6.00%, due 9/1/34                          72,690          76,468
  6.00%, due 9/1/35                          73,564          77,605
  6.00%, due 12/1/38                        387,519         405,518
  6.00%, due 12/1/39 TBA (j)                340,000         355,406
                                                      -------------
                                                          2,562,748
                                                      -------------

FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2632, Class NH
  3.50%, due 6/15/13                        133,017         134,359
                                                      -------------


V  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 2.4%
  6.00%, due 8/15/32                              2               2
  6.00%, due 12/1/39 TBA (j)                710,000         740,619
  6.50%, due 12/1/39 TBA (j)              1,240,000       1,303,937
                                                      -------------
                                                          2,044,558
                                                      -------------

OVERSEAS PRIVATE INVESTMENT CORPORATION 1.5%
  5.142%, due 12/15/23                    1,141,070       1,273,263
                                                      -------------


UNITED STATES TREASURY BOND 0.5%
  4.50%, due 5/15/38                        375,000         403,535
                                                      -------------


V  UNITED STATES TREASURY NOTES 2.0%
  1.875%, due 4/30/14                     1,036,000       1,028,955
  2.75%, due 2/15/19                        205,000         198,561
  4.75%, due 8/15/17                         80,000          90,625
  4.875%, due 8/15/16                       330,000         377,541
                                                      -------------
                                                          1,695,682
                                                      -------------

UNITED STATES TREASURY INFLATION INDEXED NOTE 1.3%
  2.625%, due 7/15/17                     1,023,650       1,096,585
                                                      -------------
Total U.S. Government &
  Federal Agencies
  (Cost $14,726,146)                                     15,425,009
                                                      -------------


YANKEE BONDS 11.0% (K)
-------------------------------------------------------------------

ADVERTISING 1.7%
AES El Salvador Trust
  6.75%, due 2/1/16 (b)                     200,000          96,630
Cia de Saneamento Basico do
  Estado de Sao Paulo
  7.50%, due 11/3/16 (b)                    215,000         212,850
Independencia International,
  Ltd.
  9.875%, due 1/31/17 (f)                   100,000          13,000
Majapahit Holding B.V.
  7.25%, due 6/28/17 (b)                    100,000          80,250
National Power Corp.
  6.875%, due 11/2/16 (b)                   200,000         187,000
Odebrecht Finance, Ltd.
  7.50%, due 10/18/17 (b)                   250,000         232,500
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (b)                    215,000         158,025
  7.875%, due 3/13/18 (b)                   200,000         142,000
UBS Luxembourg S.A. for OJSC
  Vimpel Communications
  Series Reg S
  8.25%, due 5/23/16 (b)                    300,000         211,500
Ultrapetrol Bahamas, Ltd.
  9.00%, due 11/24/14                       100,000          66,000
Virgin Media Finance PLC
  9.125%, due 8/15/16                        65,000          64,025
                                                      -------------
                                                          1,463,780
                                                      -------------

BANKS 0.4%
Industrial Bank of Korea
  7.125%, due 4/23/14 (b)                   300,000         295,139
RSHB Capital S.A. for OJSC
  Russian Agricultural Bank
  6.97%, due 9/21/16                        100,000          73,000
                                                      -------------
                                                            368,139
                                                      -------------

BEVERAGES 0.1%
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                        50,000          50,847
                                                      -------------


BUILDING MATERIALS 0.1%
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (b)(f)                500,000          60,000
                                                      -------------


CHEMICALS 0.1%
Nova Chemicals Corp.
  5.72%, due 11/15/13 (a)                    65,000          51,025
                                                      -------------


COAL 0.2%
Raspadskaya Securities, Ltd.
  7.50%, due 5/22/12                        260,000         191,976
                                                      -------------


COMMERCIAL SERVICES 0.0%++
Quebecor World, Inc.
  8.75%, due 3/15/16
  (b)(f)(l)                                   5,000             106
  9.75%, due 1/15/15
  (b)(f)(l)                                 160,000           3,400
                                                      -------------
                                                              3,506
                                                      -------------

ELECTRIC 1.0%
Abu Dhabi National Energy
  Co.
  7.25%, due 8/1/18 (b)                     225,000         220,618




24    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                          PRINCIPAL
                                             AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
AES China Generating Co.,
  Ltd.
  8.25%, due 6/26/10                    $   227,000   $     199,885
Electricite de France
  6.95%, due 1/26/39 (b)                    230,000         242,508
Intergen N.V.
  9.00%, due 6/30/17 (b)                    210,000         199,500
                                                      -------------
                                                            862,511
                                                      -------------

ELECTRONICS 0.2%
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14                      555,000         194,250
                                                      -------------


ENERGY--ALTERNATE SOURCES 0.1%
Paiton Energy Funding B.V.
  9.34%, due 2/15/14                         96,105          84,573
                                                      -------------


ENTERTAINMENT 0.6%
Galaxy Entertainment
  Finance Co., Ltd.
  Series Reg S
  9.875%, due 12/15/12                      500,000         390,000
  9.875%, due 12/15/12 (b)                  125,000          97,500
                                                      -------------
                                                            487,500
                                                      -------------

FOREST PRODUCTS & PAPER 0.3%
Catalyst Paper Corp.
  Series D
  8.625%, due 6/15/11                       210,000         116,550
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                       300,000         170,250
                                                      -------------
                                                            286,800
                                                      -------------

HEALTH CARE--PRODUCTS 0.2%
DJO Finance LLC/DJO Finance
  Corp.
  10.875%, due 11/15/14                     255,000         195,075
                                                      -------------


INSURANCE 0.2%
Allied World Assurance Co.
  Holdings, Ltd.
  7.50%, due 8/1/16                         130,000          91,559
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18                        10,000           8,800
  7.75%, due 7/15/37                         35,000          22,750
  8.30%, due 4/15/26                         10,000           7,300
                                                      -------------
                                                            130,409
                                                      -------------

LEISURE TIME 0.4%
Royal Caribbean Cruises,
  Ltd.
  8.75%, due 2/2/11                         225,000         210,375
Trinity Acquisition, Ltd.
  12.875%, due 12/31/16
  (b)(c)(e)                                  85,000          91,382
                                                      -------------
                                                            301,757
                                                      -------------

MEDIA 1.3%
British Sky Broadcasting
  Group PLC
  9.50%, due 11/15/18 (b)                   135,000         150,474
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (b)                    95,000          70,787
CanWest, L.P.
  9.25%, due 8/1/15 (b)(f)                  120,000          11,100
Grupo Televisa S.A.
  6.00%, due 5/15/18                        290,000         264,773
Quebecor Media, Inc.
  7.75%, due 3/15/16                        290,000         242,150
Sun Media Corp.
  7.625%, due 2/15/13                       210,000         115,500
Videotron, Ltee
  6.375%, due 12/15/15                      120,000         111,600
  9.125%, due 4/15/18 (b)                   150,000         155,813
                                                      -------------
                                                          1,122,197
                                                      -------------

MINING 0.1%
BHP Billiton Finance USA,
  Ltd.
  5.50%, due 4/1/14                         100,000         105,287
Rio Tinto Finance USA, Ltd.
  9.00%, due 5/1/19                          15,000          15,423
                                                      -------------
                                                            120,710
                                                      -------------

MISCELLANEOUS--MANUFACTURING 0.3%
Siemens
  Financieringsmaatschappij
  N.V.
  5.75%, due 10/17/16 (b)                   215,000         216,623
Tyco Electronics Group S.A.
  5.95%, due 1/15/14                         45,000          37,245
                                                      -------------
                                                            253,868
                                                      -------------

OIL & GAS 1.0%
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (b)                    200,000         161,000
Petroleos de Venezuela S.A.
  5.25%, due 4/12/17                        770,000         349,195
Petroleos Mexicanos
  Series Reg S
  8.00%, due 5/3/19                         200,000         212,757
Shell International Finance
  B.V.
  6.375%, due 12/15/38                       60,000          63,857
Tengizchevroil Finance Co.
  S.A.R.L.
  6.124%, due 11/15/14 (b)                   85,727          70,296
                                                      -------------
                                                            857,105
                                                      -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

                                          PRINCIPAL
                                             AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
PHARMACEUTICALS 0.0%++
Angiotech Pharmaceuticals,
  Inc.
  5.011%, due 12/1/13 (a)               $    60,000   $      42,000
                                                      -------------


SAVINGS & LOANS 1.7%
Aries Vermoegensverwaltungs
  GmbH
  Series Reg S
  9.60%, due 10/25/14                     1,000,000       1,255,000
TransCapitalInvest, Ltd. For
  OJSC AK Transneft
  8.70%, due 8/7/18 (b)                     200,000         175,490
                                                      -------------
                                                          1,430,490
                                                      -------------

TELECOMMUNICATIONS 1.0%
Inmarsat Finance PLC
  10.375%, due 11/15/12                     250,000         256,250
Intelsat Subsidiary Holding
  Co., Ltd.
  8.50%, due 1/15/13 (b)                    220,000         217,800
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                       165,000         165,000
Nortel Networks, Ltd.
  10.125%, due 7/15/13
  (f)(l)                                     25,000           6,437
  10.75%, due 7/15/16 (f)                   150,000          39,750
  10.75%, due 7/15/16 (b)(f)                140,000          37,100
Telecom Italia Capital S.A.
  6.20%, due 7/18/11                        140,000         141,056
                                                      -------------
                                                            863,393
                                                      -------------

TRANSPORTATION 0.0%++
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14                         30,000          24,300
                                                      -------------
Total Yankee Bonds
  (Cost $11,930,878)                                      9,446,211
                                                      -------------
Total Long-Term Bonds
  (Cost $88,236,427)                                     81,275,323
                                                      -------------



                                             SHARES
COMMON STOCKS 0.1%
-------------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (c)(e)(l)                              7,233              72
                                                      -------------


MEDIA 0.0%++
Adelphia Contingent Value
  Vehicle (c)(e)(l)                         100,330           1,003
                                                      -------------


RETAIL 0.0%++
Star Gas Partners, L.P.                       1,925           6,064
                                                      -------------


SOFTWARE 0.0%++
Quadramed Corp. (c)(l)                        4,973          34,165
                                                      -------------


TELECOMMUNICATIONS 0.1%
Loral Space &
  Communications, Ltd. (l)                    1,760          41,096
                                                      -------------
Total Common Stocks
  (Cost $97,427)                                             82,400
                                                      -------------


CONVERTIBLE PREFERRED STOCKS 1.0%
-------------------------------------------------------------------

BANKS 0.2%
Bank of America Corp.
  7.25% Series L                                181         104,437
Wells Fargo & Co.
  7.50% Series L                                100          61,800
                                                      -------------
                                                            166,237
                                                      -------------

CHEMICALS 0.1%
Celanese Corp.
  4.25%                                       3,335          94,214
                                                      -------------


DIVERSIFIED FINANCIAL SERVICES 0.1%
Citigroup, Inc.
  6.50% Series T                              2,430          76,788
                                                      -------------


INVESTMENT COMPANY 0.1%
Vale Capital, Ltd.
  5.50% Series RIO                            1,000          35,010
                                                      -------------


MINING 0.0%++
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                         510          34,297
                                                      -------------


PHARMACEUTICALS 0.2%
Schering-Plough Corp.
  6.00%                                         840         177,442
                                                      -------------


SOFTWARE 0.2%
QuadraMed Corp.
  5.50% (c)(g)                               10,400         151,632
                                                      -------------






26    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                             SHARES           VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
TELECOMMUNICATIONS 0.1%
Crown Castle International
  Corp.
  6.25%                                       2,300   $     105,248
                                                      -------------
Total Convertible Preferred
  Stocks
  (Cost $1,193,800)                                         840,868
                                                      -------------


PREFERRED STOCKS 0.2%
-------------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (c)(e)(l)                               87               1
                                                      -------------


REAL ESTATE INVESTMENT TRUSTS 0.2%
Sovereign Real Estate
  Investment Corp.
  12.00% (b)(c)                                 295         174,787
                                                      -------------
Total Preferred Stocks
  (Cost $264,173)                                           174,788
                                                      -------------


                                          PRINCIPAL
                                             AMOUNT
SHORT-TERM INVESTMENT 6.0%
-------------------------------------------------------------------

REPURCHASE AGREEMENT 6.0%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $5,205,878 (Collateralized
  by a United States
  Treasury Bill with a zero
  coupon rate and a maturity
  date of 5/28/09, with a
  Principal Amount of
  $5,310,000 and a Market
  Value of $5,310,000)                  $ 5,205,871       5,205,871
                                                      -------------
Total Short-Term Investment
  (Cost $5,205,871)                                       5,205,871
                                                      -------------
Total Investments
  (Cost $94,997,698) (o)                      101.6%     87,579,250
Liabilities in Excess of
  Cash and Other Assets                        (1.6)     (1,349,857)
                                              -----    ------------
Net Assets                                    100.0%  $  86,229,393
                                              =====    ============





                                              UNREALIZED
                            CONTRACTS      APPRECIATION/
                                 LONG   DEPRECIATION (M)
FUTURES CONTRACTS  (0.0%)++
--------------------------------------------------------

United States Treasury
  Notes June 2009 (10
  Year) (n)                        22          $  18,090
                                               ---------
Total Futures Contracts
  Long
  (Settlement Value
  $2,660,625)                                     18,090
                                               ---------


                            CONTRACTS
                                SHORT
United States Treasury
  Notes June 2009 (2 Year)
  (n)                             (42)           (42,782)
                                               ---------
Total Futures Contracts
  Short
  (Settlement Value
  $9,136,969)                                    (42,782)
                                               ---------
Total Futures Contracts
  (Settlement Value
  $6,476,344)                                  $ (24,692)
                                               =========




+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Floating rate.  Rate shown is the rate in
     effect at April 30, 2009.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Illiquid security. The total market value
     of these securities at April 30, 2009 is
     $829,020, which represents 1.0% of the
     Fund's net assets.
(d)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at April 30, 2009
     is $189,319, which represents 0.2% of the
     Fund's net assets.
(e)  Fair valued security. The total market
     value of these securities at April 30,
     2009 is $193,570, which represents 0.2%
     of the Fund's net assets.
(f)  Issue in default.
(g)  Restricted security.
(h)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at April 30,
     2009. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

(j)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April
     30, 2009 is $2,399,962, which represents
     2.8% of the Fund's net assets. All or a
     portion of these securities were acquired under a mortgage dollar roll agreement.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(l)  Non-income producing security.
(m)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2009.
(n) At April 30, 2009, cash in the amount of $21,600 is segregated as collateral for futures contracts with the broker.
(o)  At April 30, 2009, cost is $95,686,531
     for federal income tax purposes and net
     unrealized depreciation is as follows:




Gross unrealized appreciation      $  2,571,437
Gross unrealized depreciation       (10,678,718)
                                   ------------
Net unrealized depreciation        $ (8,107,281)
                                   ============




The following abbreviations are used in the above portfolio:
A$--Australian Dollar
R$--Brazilian Real
L--British Pound Sterling
E--Euro
M$--Mexican Peso
zt--Polish Zloty
YTL--Turkish Lira



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                         INVESTMENTS IN   OTHER FINANCIAL
 VALUATION INPUTS            SECURITIES   INSTRUMENTS (A)
Level 1--Quoted Prices      $ 1,096,980          $113,129
Level 2--Other
  Significant
  Observable Inputs          86,288,700                --
Level 3--Significant
  Unobservable Inputs           193,570                --
                            -----------          --------
Total                       $87,579,250          $113,129
                            ===========          ========




(a)  Other financial instruments include
     futures contracts and foreign currency
     contracts.





The following is a summary of the inputs used as of April 30, 2009 in valuing the Portfolio's Liabilities carried at fair value:

                         INVESTMENTS IN   OTHER FINANCIAL
 VALUATION INPUTS            SECURITIES   INSTRUMENTS (B)
Level 1--Quoted Prices         $     --         $ (42,782)
Level 2--Other
  Significant
  Observable Inputs                  --                --
Level 3--Significant
  Unobservable Inputs                --                --
                               --------         ---------
Total                               $--         $ (42,782)
                               --------         ---------




(b)  Other financial instruments includes
     futures contracts.



Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                   INVESTMENTS IN
                                       SECURITIES
Balance as of 10/31/08                  $ 525,211
Accrued discounts/premiums                    630
Realized gain (loss)                     (188,906)
Change in unrealized
  appreciation/depreciation              (156,294)
Net purchases (sales)                     277,102
Net transfers in and/or out of
  Level 3                                (264,173)
                                        ---------
Balance as of 4/30/09                   $ 193,570
                                        =========
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  4/30/09                                (288,018)
                                        =========






28    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $94,997,698)      $ 87,579,250
Cash denominated in foreign
  currencies
  (identified cost $237,680)              233,317
Cash collateral on deposit at
  broker                                   21,600
Receivables:
  Dividends and interest                1,613,079
  Investment securities sold            1,372,423
  Fund shares sold                        143,465
Other assets                               37,088
Unrealized appreciation on foreign
  currency forward contracts              114,975
                                     ------------
     Total assets                      91,115,197
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       4,293,042
  Fund shares redeemed                    270,371
  Transfer agent (See Note 3)              69,452
  Manager (See Note 3)                     34,715
  NYLIFE Distributors (See Note 3)         34,138
  Custodian                                30,241
  Professional fees                        25,489
  Variation margin on open
     financial futures contracts
     (Note 2)                               9,375
  Shareholder communication                 8,995
  Trustees                                    496
Accrued expenses                            1,799
Dividends payable                          87,755
Unrealized depreciation on foreign
  currency forward contracts               19,936
                                     ------------
     Total liabilities                  4,885,804
                                     ------------
Net assets                           $ 86,229,393
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    116,427
Additional paid-in capital            106,449,330
                                     ------------
                                      106,565,757
Accumulated distributions in excess
  of net investment income               (895,230)
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (12,097,985)
Net unrealized depreciation on
  investments and futures contracts    (7,443,140)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                                99,991
                                     ------------
Net assets                           $ 86,229,393
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 10,995,348
                                     ============
Shares of beneficial interest
  outstanding                           1,475,739
                                     ============
Net asset value per share
  outstanding                        $       7.45
Maximum sales charge (4.50% of
  offering price)                            0.35
                                     ------------
Maximum offering price per share
  outstanding                        $       7.80
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 47,068,491
                                     ============
Shares of beneficial interest
  outstanding                           6,353,348
                                     ============
Net asset value per share
  outstanding                        $       7.41
Maximum sales charge (4.50% of
  offering price)                            0.35
                                     ------------
Maximum offering price per share
  outstanding                        $       7.76
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 18,226,580
                                     ============
Shares of beneficial interest
  outstanding                           2,467,407
                                     ============
Net asset value and offering price
  per share outstanding              $       7.39
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  9,678,693
                                     ============
Shares of beneficial interest
  outstanding                           1,311,107
                                     ============
Net asset value and offering price
  per share outstanding              $       7.38
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    260,281
                                     ============
Shares of beneficial interest
  outstanding                              35,112
                                     ============
Net asset value and offering price
  per share outstanding              $       7.41
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 2,908,703
  Dividends (a)                            35,115
                                      -----------
     Total income                       2,943,818
                                      -----------
EXPENSES:
  Manager (See Note 3)                    261,231
  Transfer agent--Investor Class
     (See Note 3)                          25,723
  Transfer agent--Class A (See Note
     3)                                    27,940
  Transfer agent--Classes B and C
     (See Note 3)                          68,919
  Transfer agent--Class I (See Note
     3)                                       166
  Distribution/Service--Investor
     Class (See Note 3)                    12,649
  Distribution/Service--Class A (See
     Note 3)                               55,624
  Service--Class B (See Note 3)            22,366
  Service--Class C (See Note 3)            11,496
  Distribution--Class B (See Note 3)       67,097
  Distribution--Class C (See Note 3)       34,489
  Registration                             34,894
  Custodian                                32,547
  Professional fees                        28,822
  Shareholder communication                27,918
  Trustees                                  2,161
  Miscellaneous                             6,664
                                      -----------
     Total expenses before waiver         720,706
  Expense waiver from Manager (See
     Note 3)                              (68,145)
                                      -----------
     Net expenses                         652,561
                                      -----------
Net investment income                   2,291,257
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               $(3,745,921)
  Foreign currency transactions            75,799
                                      -----------
Net realized loss on investments and
  foreign currency transactions        (3,670,122)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                 9,807,280
  Futures contracts                       (24,692)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                   (420,968)
                                      -----------
Net change in unrealized
  depreciation on investments,
  futures contracts and foreign
  currency transactions                 9,361,620
                                      -----------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                          5,691,498
                                      -----------
Net increase in net assets resulting
  from operations                     $ 7,982,755
                                      ===========



(a) Dividends recorded net of foreign withholding taxes in the amount of $7,297.



30    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  2,291,257   $  5,170,798
 Net realized loss on
  investments and foreign
  currency transactions          (3,670,122)    (1,570,910)
 Net change in unrealized
  appreciation (depreciation)
  on investments, futures
  contracts and foreign
  currency transactions           9,361,620    (20,739,571)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      7,982,755    (17,139,683)
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (636,005)      (352,751)
    Class A                      (2,836,711)    (3,249,169)
    Class B                      (1,077,577)    (1,127,794)
    Class C                        (537,503)      (580,376)
    Class I                         (17,193)       (15,760)
                               ---------------------------
 Total dividends to
 shareholders                    (5,104,989)    (5,325,850)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          7,695,311     27,636,704
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       3,875,029      4,029,360
 Cost of shares redeemed        (11,811,966)   (34,655,359)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions            (241,626)    (2,989,295)
                               ---------------------------
    Net increase (decrease)
     in net assets                2,636,140    (25,454,828)

NET ASSETS:
Beginning of period              83,593,253    109,048,081
                               ---------------------------
End of period                  $ 86,229,393   $ 83,593,253
                               ===========================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period              $   (895,230)  $  1,918,502
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              INVESTOR CLASS
                        -------------------------
                                     FEBRUARY 28,
                        SIX MONTHS      2008**
                           ENDED        THROUGH
                         APRIL 30,    OCTOBER 31,

                        -------------------------
                           2009*         2008
Net asset value at
  beginning of period     $  7.20       $  8.86
                          -------       -------
Net investment income
  (a)                        0.21          0.29
Net realized and
  unrealized gain
  (loss) on
  investments                0.52         (1.77)
Net realized and
  unrealized gain
  (loss) on foreign
  currency
  transactions              (0.03)         0.11
                          -------       -------
Total from investment
  operations                 0.70         (1.37)
                          -------       -------
Less dividends:
  From net investment
     income                 (0.45)        (0.29)
                          -------       -------
Net asset value at end
  of period               $  7.45       $  7.20
                          =======       =======
Total investment
  return (b)                10.21%(c)    (15.88%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income                  5.78%++       5.07% ++
  Net expenses               1.40%++       1.40% ++
  Expenses (before
     waiver)                 1.72%++       1.51% ++
Portfolio turnover
  rate                         81%(d)        81% (d)
Net assets at end of
  period (in 000's)       $10,995       $ 9,990




                                                     CLASS B
                        -----------------------------------------------------------------

                        SIX MONTHS
                           ENDED
                         APRIL 30,                   YEAR ENDED OCTOBER 31,

                        -----------------------------------------------------------------
                           2009*        2008       2007       2006       2005       2004
Net asset value at
  beginning of period     $  7.14     $  8.99    $  8.89    $  8.78    $  8.99    $  8.75
                          -------     -------    -------    -------    -------    -------
Net investment income
  (a)                        0.18        0.37       0.38       0.34       0.32       0.33
Net realized and
  unrealized gain
  (loss) on
  investments                0.53       (1.95)      0.20       0.18      (0.25)      0.39
Net realized and
  unrealized gain
  (loss) on foreign
  currency
  transactions              (0.03)       0.12      (0.04)     (0.01)      0.04      (0.06)
                          -------     -------    -------    -------    -------    -------
Total from investment
  operations:                0.68       (1.46)      0.54       0.51       0.11       0.66
                          -------     -------    -------    -------    -------    -------
Less dividends:
  From net investment
     income                 (0.43)      (0.39)     (0.44)     (0.40)     (0.32)     (0.42)
                          -------     -------    -------    -------    -------    -------
Net asset value at end
  of period               $  7.39     $  7.14    $  8.99    $  8.89    $  8.78    $  8.99
                          =======     =======    =======    =======    =======    =======
Total investment
  return (b)                 9.89%(c)  (16.88%)     6.23%      6.01%      1.23%      7.68%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income                  5.04%++     4.32%      4.26%      3.85%      3.57%      3.73%
  Net expenses               2.15%++     2.11%      2.05%      2.05%      2.09%      2.16%
  Expenses (before
     waiver)                 2.47%++     2.20%      2.13%      2.21%      2.15%      2.16%
Portfolio turnover
  rate                         81%(d)      81% (d)    64%        87%(d)    105%        84%
Net assets at end of
  period (in 000's)       $18,227     $18,567    $28,069    $34,148    $71,515    $77,933




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls were 60%, 72%
     and 66% for the six months ended April 30, 2009 and for the years ended
     October 31, 2008 and 2006, respectively.





32    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              CLASS A
      --------------------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                               YEAR ENDED OCTOBER 31,

      --------------------------------------------------------------------------------------
         2009*            2008            2007           2006           2005           2004
        $  7.16         $  9.02         $  8.91        $  8.81        $  9.01        $  8.77
        -------         -------         -------        -------        -------        -------
           0.21            0.44            0.45           0.40           0.39           0.40

           0.53           (1.96)           0.21           0.18          (0.24)          0.37

          (0.03)           0.12           (0.04)         (0.01)          0.04          (0.05)
        -------         -------         -------        -------        -------        -------
           0.71           (1.40)           0.62           0.57           0.19           0.72
        -------         -------         -------        -------        -------        -------

          (0.46)          (0.46)          (0.51)         (0.47)         (0.39)         (0.48)
        -------         -------         -------        -------        -------        -------
        $  7.41         $  7.16         $  9.02        $  8.91        $  8.81        $  9.01
        =======         =======         =======        =======        =======        =======
          10.32%(c)      (16.27%)          7.14%          6.67%          2.11%          8.44%

           5.88%++         5.13%           5.01%          4.60%          4.32%          4.48%
           1.30%++         1.30%           1.30%          1.30%          1.34%          1.41%
           1.34%++         1.34%           1.39%          1.46%          1.40%          1.41%
             81%(d)          81% (d)         64%            87%(d)        105%            84%
        $47,068         $45,293         $68,637        $65,566        $40,076        $37,179




                                              CLASS C
      --------------------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                               YEAR ENDED OCTOBER 31,

      --------------------------------------------------------------------------------------
         2009*            2008            2007           2006           2005           2004
        $ 7.14          $  8.99         $  8.89        $  8.78        $  8.99        $  8.75
        ------          -------         -------        -------        -------        -------
          0.18             0.37            0.38           0.34           0.32           0.33

          0.52            (1.95)           0.20           0.18          (0.25)          0.39

         (0.03)            0.12           (0.04)         (0.01)          0.04          (0.06)
        ------          -------         -------        -------        -------        -------
          0.67            (1.46)           0.54           0.51           0.11           0.66
        ------          -------         -------        -------        -------        -------

         (0.43)           (0.39)          (0.44)         (0.40)         (0.32)         (0.42)
        ------          -------         -------        -------        -------        -------
        $ 7.38          $  7.14         $  8.99        $  8.89        $  8.78        $  8.99
        ======          =======         =======        =======        =======        =======
          9.75%(c)       (16.88%)          6.23%          6.01%          1.23%          7.68%

          5.02%++          4.32%           4.26%          3.85%          3.57%          3.73%
          2.15%++          2.11%           2.05%          2.05%          2.09%          2.16%
          2.47%++          2.20%           2.13%          2.21%          2.15%          2.16%
            81%(d)           81% (d)         64%            87%(d)        105%            84%
        $9,679          $ 9,484         $12,081        $12,355        $14,004        $14,449




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         CLASS I
                           ------------------------------------------------------------------
                                                                                   JANUARY 2,
                           SIX MONTHS                                                2004**
                              ENDED                                                 THROUGH
                            APRIL 30,            YEAR ENDED OCTOBER 31,           OCTOBER 31,

                           ------------------------------------------------------------------
                              2009*        2008      2007      2006      2005         2004
Net asset value at
  beginning of period        $ 7.17      $  9.02    $ 8.91    $ 8.81    $ 9.02       $ 8.96
                             ------      -------    ------    ------    ------       ------
Net investment income (a)      0.22         0.47      0.48      0.43      0.42         0.33
Net realized and
  unrealized gain (loss)
  on investments               0.52        (1.94)     0.21      0.18     (0.25)        0.16
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                (0.03)        0.11     (0.04)    (0.01)     0.04        (0.02)
                             ------      -------    ------    ------    ------       ------
Total from investment
  operations                   0.71        (1.36)     0.65      0.60      0.21         0.47
                             ------      -------    ------    ------    ------       ------
Less dividends:
  From net investment
     income                   (0.47)       (0.49)    (0.54)    (0.50)    (0.42)       (0.41)
                             ------      -------    ------    ------    ------       ------
Net asset value at end of
  period                     $ 7.41      $  7.17    $ 9.02    $ 8.91    $ 8.81       $ 9.02
                             ======      =======    ======    ======    ======       ======
Total investment return
  (b)                         10.35%(c)   (15.86%)    7.50%     7.09%     2.32%        5.44%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        6.22%++      5.49%     5.37%     4.94%     4.69%        4.77%++
  Net expenses                 0.96%++      0.96%     0.96%     0.96%     0.97%        1.12%++
  Expenses (before
     waiver)                   1.09%++      1.03%     1.04%     1.12%     1.03%        1.12%++
Portfolio turnover rate          81%(d)       81% (d)   64%       87%(d)   105%          84%
Net assets at end of
  period (in 000's)          $  260      $   259    $  262    $  199    $  232       $   72




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls were 60%, 72%
     and 66% for the six months ended April 30, 2009 and for the years ended
     October 31, 2008 and 2006, respectively.





34    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Diversified Income Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in

                                                   mainstayinvestments.com    35
the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund held securities with a value of $193,570 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation


36    MainStay Diversified Income Fund
of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in U.S. Treasury futures contracts to gain full exposure to changes in bond market prices to fulfill its investment objective. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effect of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's

                                                   mainstayinvestments.com    37
portfolio or to try to enhance the Fund's returns. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At April 30, 2009, the Fund did not hold unfunded commitments.

(J) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Funds assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of


38    MainStay Diversified Income Fund
differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(M) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(N) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6.)

(O) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(P) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential

                                                   mainstayinvestments.com    39
indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million, 0.55% on assets from $500 million to $1 billion and 0.50% on assets in excess of $1 billion. Prior to August 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of:
0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.03% increase in the management fee. This increase was offset by a 0.03% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class B, 2.15%; Class C, 2.15%; and Class I, 0.96%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $261,231 and waived its fees in the amount of $68,145.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                            OCTOBER 31,
      2009             2010              2011              2012          TOTAL
    $190,789         $93,916           $64,252           $68,145       $417,102
-------------------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net


40    MainStay Diversified Income Fund
assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,228 and $6,565, respectively for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $1, $30, $13,359 and $287, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $122,748.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $7,991,828    17.0%
---------------------------------------------------
Class C                                 103     0.0++
---------------------------------------------------
Class I                               1,104     0.4
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $2,750.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $8,024,812 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2009               $  943
       2010                1,161
       2011                  523
       2014                1,450
       2016                3,948
------------------------------------

      Total               $8,025
------------------------------------



The Fund had $319,118 of capital loss carryforwards that expired during the year ended October 31, 2008.

The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distribution paid from:
  Ordinary Income                     $5,325,850
------------------------------------------------






                                                   mainstayinvestments.com    41

NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

DIVERSIFIED INCOME

As of April 30, 2009, the Fund held the following foreign currency forward contracts:

                                                        CONTRACT       CONTRACT        UNREALIZED
                                                          AMOUNT         AMOUNT     APPRECIATION/
                                                       PURCHASED           SOLD    (DEPRECIATION)
Foreign Currency Buy Contracts:
-------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring
  5/20/09                                        GBP     941,000     $1,377,099          $ 14,946
-------------------------------------------------------------------------------------------------
South African Rand vs. U.S. Dollar, expiring
  5/15/09                                        ZAR   2,500,000        273,493            21,091
-------------------------------------------------------------------------------------------------
South Korean Won vs. U.S. Dollar, expiring
  5/7/09                                         KRW 300,000,000        224,635             9,200
-------------------------------------------------------------------------------------------------

                                                        CONTRACT       CONTRACT
                                                          AMOUNT         AMOUNT
                                                            SOLD      PURCHASED
Foreign Currency Sale Contracts:
-------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  5/18/09                                        AUD   2,600,000      1,876,069           (11,671)
-------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 5/11/09           EUR   4,545,000      6,030,116            16,751
-------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring 5/28/09   MXN  14,000,000      1,048,336            38,652
-------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring
  5/20/09                                        GBP   2,020,000      3,002,571            14,335
-------------------------------------------------------------------------------------------------
South African Rand vs. U.S. Dollar, expiring
  5/15/09                                        ZAR   2,500,000        286,320            (8,265)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign
  currency forward contracts                                                             $ 95,039
-------------------------------------------------------------------------------------------------

As of April 30, 2009, the Fund held the following foreign currency:

                                                        CURRENCY           COST             VALUE
Australian Dollar                                AUD          38     $       28          $     28
-------------------------------------------------------------------------------------------------
Euro                                             EUR     120,675        161,986           159,665
-------------------------------------------------------------------------------------------------
Mexican Peso                                     MXN     841,137         63,315            60,926
-------------------------------------------------------------------------------------------------
Polish Zloty                                     PLN      29,925          8,552             8,948
-------------------------------------------------------------------------------------------------
Pound Sterling                                   GBP           1              1                 1
-------------------------------------------------------------------------------------------------
Turkish Lira                                     TRY       6,000          3,798             3,749
-------------------------------------------------------------------------------------------------
  Total                                                              $  237,680          $233,317
-------------------------------------------------------------------------------------------------



NOTE 6--RESTRICTED SECURITIES:

As of April 30, 2009, the Fund held the following restricted securities:

                                      DATE(S) OF   SHARES/PRINCIPAL                4/30/09   PERCENTAGE OF
SECURITY                             ACQUISITION              AMOUNT       COST      VALUE      NET ASSETS
At Home Corp.
  Convertible Bond                       7/25/01        504,238        $  8,348   $     50             0.0%++
----------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock            6/16/04         10,400         253,700    151,632             0.2
----------------------------------------------------------------------------------------------------------
     Total                                                             $262,048   $151,682             0.2%
----------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.



42    MainStay Diversified Income Fund

NOTE 7--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of U.S. Government securities were $25,535 and $31,357, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $38,961 and $31,884, respectively.

NOTE 10--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       99,188   $    712,957
Shares issued to
  shareholders in
  reinvestment of dividends       81,951        582,688
Shares redeemed                 (184,600)    (1,324,121)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                      (3,461)       (28,476)
Shares converted into
  Investor Class (See Note
  1)                              95,932        683,901
Shares converted from
  Investor Class (See Note
  1)                              (3,737)       (26,487)
                              -------------------------
Net increase                      88,734   $    628,938
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      363,906   $  3,194,393
Shares issued to
  shareholders in
  reinvestment of dividends       38,653        323,248
Shares redeemed                 (260,939)    (2,187,508)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     141,620      1,330,133
Shares converted into
  Investor Class (See Note
  1)                           1,372,106     11,929,136
Shares converted from
  Investor Class (See Note
  1)                            (126,721)    (1,059,104)
                              -------------------------
Net increase                   1,387,005   $ 12,200,165
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      501,637   $  3,585,574
Shares issued to
  shareholders in
  reinvestment of dividends      302,728      2,139,992
Shares redeemed                 (766,747)    (5,465,991)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      37,618        259,575
Shares converted into Class
  A (See Note 1)                  49,789        351,595
Shares converted from Class
  A (See Note 1)                 (56,559)      (403,834)
                              -------------------------
Net increase                      30,848   $    207,336
                              =========================
Year ended October 31, 2008:
Shares sold                    1,626,679   $ 14,143,866
Shares issued to
  shareholders in
  reinvestment of dividends      288,892      2,478,099
Shares redeemed               (2,235,774)   (19,096,286)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (320,203)    (2,474,321)
Shares converted into Class
  A (See Note 1)                 360,683      3,084,017
Shares converted from Class
  A (See Note 1)              (1,330,336)   (11,519,220)
                              -------------------------
Net decrease                  (1,289,856)  $(10,909,524)
                              =========================




                                                   mainstayinvestments.com    43

 CLASS B                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      219,139   $  1,561,789
Shares issued to
  shareholders in
  reinvestment of dividends      117,093        824,808
Shares redeemed                 (381,564)    (2,714,579)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (45,332)      (327,982)
Shares converted from Class
  B (See Note 1)                 (86,256)      (605,175)
                              -------------------------
Net decrease                    (131,588)  $   (933,157)
                              =========================
Year ended October 31, 2008:
Shares sold                      542,124   $  4,710,795
Shares issued to
  shareholders in
  reinvestment of dividends       98,845        843,502
Shares redeemed                 (881,629)    (7,509,537)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (240,660)    (1,955,240)
Shares converted from Class
  B (See Note 1)                (281,916)    (2,434,829)
                              -------------------------
Net decrease                    (522,576)  $ (4,390,069)
                              =========================


 CLASS C                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      255,072   $  1,814,039
Shares issued to
  shareholders in
  reinvestment of dividends       44,490        313,075
Shares redeemed                 (316,765)    (2,264,035)
                              -------------------------
Net decrease                     (17,203)  $   (136,921)
                              =========================
Year ended October 31, 2008:
Shares sold                      628,002   $  5,486,628
Shares issued to
  shareholders in
  reinvestment of dividends       43,358        370,512
Shares redeemed                 (687,173)    (5,808,860)
                              -------------------------
Net decrease                     (15,813)  $     48,280
                              =========================


 CLASS I                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                        2,936   $     20,952
Shares issued to
  shareholders in
  reinvestment of dividends        2,046         14,466
Shares redeemed                   (6,054)       (43,240)
                              -------------------------
Net decrease                      (1,072)  $     (7,822)
                              =========================
Year ended October 31, 2008:
Shares sold                       11,549   $    101,022
Shares issued to
  shareholders in
  reinvestment of dividends        1,641         13,999
Shares redeemed                   (6,028)       (53,168)
                              -------------------------
Net increase                       7,162   $     61,853
                              =========================




NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



44    MainStay Diversified Income Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    45

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO15935              (RECYCLE LOGO)         MS140-09         MSDI10-06/09
                                                                          16

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 EQUITY INDEX FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 EQUITY INDEX FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS




SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       18
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF NEW
SUBADVISORY AGREEMENT                      28
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        31
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       31

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE         TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS(1)    YEARS(1)
-------------------------------------------------------------------
With sales charges         -11.40%   -37.50%     -3.84%      -3.45%
Excluding sales charges     -8.66    -35.57      -3.25       -3.15




                                                             (With sales charge)
(PERFORMANCE GRAPH)

                                  MAINSTAY EQUITY    S&P 500
                                     INDEX FUND       INDEX
                                  ---------------    -------
4/30/99                                24250          25000
                                       26461          27532
                                       22915          23961
                                       19833          20935
                                       17056          18149
                                       20761          22301
                                       21903          23715
                                       25155          27371
                                       28819          31541
                                       27315          30066
4/30/09                                17599          19449







 BENCHMARK PERFORMANCE                              SIX       ONE       FIVE       TEN
                                                  MONTHS      YEAR      YEARS     YEARS
S&P 500(R) Index(2)                               -8.53%    -35.31%    -2.70%    -2.48%
Average Lipper S&P 500 Index objective fund(3)    -8.69     -35.57     -3.17     -2.94



1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund- share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes an initial investment of $25,000 and reflects the deduction of all sales charges that would have applied for the period of investment. Class A shares were sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
   Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been -3.30% for the five-year period ended April 30, 2009, and -3.18% for the ten-year period then ended.
2. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by New York Life Investments. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. The S&P 500(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
3. The average Lipper S&P 500(R) Index objective fund is representative of funds that are passively managed, and commit by prospectus language to replicate the performance of the S&P 500(R) Index (including reinvested basis dividends). In addition, S&P 500(R) Index objective funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.



                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EQUITY INDEX FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
CLASS A SHARES                 $1,000.00        $913.40         $2.85          $1,021.80         $3.01
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.60% for Class A) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



6    MainStay Equity Index Fund

INDUSTRY COMPOSITION AS OF APRIL 30, 2009




Oil, Gas & Consumable Fuels            10.2%
Pharmaceuticals                         6.8
Computers & Peripherals                 5.0
Software                                3.8
Diversified Telecommunication
  Services                              3.2
Food & Staples Retailing                3.2
Communications Equipment                3.0
Diversified Financial Services          3.0
Aerospace & Defense                     2.7
Capital Markets                         2.5
Household Products                      2.5
Media                                   2.5
Beverages                               2.4
Semiconductors & Semiconductor
  Equipment                             2.4
Commercial Banks                        2.2
Industrial Conglomerates                2.2
Insurance                               2.2
Electric Utilities                      2.1
Health Care Equipment & Supplies        2.1
Specialty Retail                        2.1
Health Care Providers & Services        2.0
Chemicals                               1.9
Biotechnology                           1.8
Internet Software & Services            1.7
Energy Equipment & Services             1.6
Food Products                           1.6
Hotels, Restaurants & Leisure           1.5
Machinery                               1.5
Tobacco                                 1.5
Multi-Utilities                         1.3
Air Freight & Logistics                 1.1
IT Services                             1.0
Real Estate Investment Trusts           1.0
Multiline Retail                        0.9
Road & Rail                             0.9
Metals & Mining                         0.8
Commercial Services & Supplies          0.5
Consumer Finance                        0.5
Textiles, Apparel & Luxury Goods        0.5
Electrical Equipment                    0.4
Household Durables                      0.4
Internet & Catalog Retail               0.4
Life Sciences Tools & Services          0.4
Automobiles                             0.3
Electronic Equipment & Instruments      0.3
Wireless Telecommunication Services     0.3
Auto Components                         0.2
Containers & Packaging                  0.2
Paper & Forest Products                 0.2
Personal Products                       0.2
Professional Services                   0.2
Airlines                                0.1
Construction & Engineering              0.1
Construction Materials                  0.1
Distributors                            0.1
Diversified Consumer Services           0.1
Gas Utilities                           0.1
Independent Power Producers & Energy
  Traders                               0.1
Leisure Equipment & Products            0.1
Office Electronics                      0.1
Thrifts & Mortgage Finance              0.1
Trading Companies & Distributors        0.1
Building Products                       0.0++
Health Care Technology                  0.0++
Real Estate Management & Development    0.0++
Short-Term Investments                  5.9
Liabilities in Excess of Cash and
  Other Assets                         -0.2
                                      -----
                                      100.0%
                                      =====




 See Portfolio of Investments on page 10 for specific holdings within these categories.

++  Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  AT&T, Inc.
    4.  Procter & Gamble Co. (The)
    5.  Johnson & Johnson
    6.  International Business Machines Corp.
    7.  General Electric Co.
    8.  Chevron Corp.
    9.  JPMorgan Chase & Co.
   10.  Cisco Systems, Inc.






                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of Madison Square Investors LLC, the Fund's Subadvisor.

HOW DID MAINSTAY EQUITY INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, Class A shares of MainStay Equity Index Fund returned -8.66% for the six months ended April 30, 2009. The Fund, which offers only one share class, outperformed the -8.69% return of the average Lipper(1) S&P 500 Index objective fund and underperformed the -8.53% return of the S&P 500(R) Index(2) for the six months ended April 30, 2009. Because the Fund incurs operating expenses that an index does not, there will be times when the Fund's performance lags that of the Index. The S&P 500(R) Index is the Fund's broad-based securities-market index. See Page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH INDUSTRY GROUPS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

Even in a broadly declining market, some industry groups performed better than others. On the basis of total return, the best performing industry group in the S&P 500(R) Index was automobiles & components, followed next by retailing and then by technology hardware & equipment. During the reporting period, banks had the lowest total return of any industry group in the Index. Diversified financials had the second-lowest total return, followed by real estate.

DURING THE REPORTING PERIOD, WHICH INDUSTRY GROUPS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the industry group that made the strongest contribution to the Fund's performance was retailing. Software & services was the second-strongest contributor, followed by technology hardware & equipment. The industry group that made the weakest contribution to the Fund's performance was banks. The second-weakest contributor was diversified financials, followed by energy.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Within the S&P 500(R) Index, the stock with the highest total return during the six-month reporting period was auto manufacturer Ford Motor Company. AutoNation, the largest auto retailer in the United States, had the second-highest total return, followed by information technology company Sun Microsystems.

The individual Fund holding with the lowest total return during the reporting period was private equity firm and global asset manager American Capital Ltd. Two real estate companies, General Growth Properties and Developers Diversified Realty, had the second- and third-lowest total returns, respectively, of all S&P 500(R) stocks during the reporting period.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the greatest positive contributions to the Fund's performance during the reporting period were Apple, Goldman Sachs Group and International Business Machines. The weakest contributor was Bank of America, followed by General Electric and Citigroup.



----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The Fund was closed to new investors and new purchases as of January 1, 2002. Existing shareholders are permitted to reinvest dividends only. Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy. "Standard & Poor's,(R)" "S&P(R)," "S&P 500(R)," "Standard & Poor's 500, " and "500" are
trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investments. "New York Life Investments" is a service mark used by New York Life Investment Management LLC. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. See footnote on page 5 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the S&P 500(R) Index.


8    MainStay Equity Index Fund

WERE THERE ANY CHANGES IN THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the six-month reporting period, there were 25 additions to the S&P 500(R) Index and 25 deletions from it. Two significant additions to the Index based on index weightings were waste management company Republic Services and savings-and-loan holding company People's United Financial. Beverage company Anheuser-Busch Companies was a major deletion during the reporting period. The stock was deleted from the S&P 500(R) Index when Anheuser-Busch Companies was acquired by international beverage company InBev NV.



----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2009 UNAUDITED




                                          SHARES           VALUE
COMMON STOCKS 94.3%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 2.7%
Boeing Co. (The)                          18,469   $     739,683
General Dynamics Corp.                     9,825         507,658
Goodrich Corp.                             3,102         137,357
Honeywell International,
  Inc.                                    18,542         578,696
ITT Corp.                                  4,576         187,662
L-3 Communications Holdings,
  Inc.                                     3,009         229,135
Lockheed Martin Corp.                      8,391         658,945
Northrop Grumman Corp.                     8,240         398,404
Precision Castparts Corp.                  3,514         263,058
Raytheon Co.                              10,109         457,230
Rockwell Collins, Inc.                     3,990         153,017
United Technologies Corp.                 23,766       1,160,731
                                                   -------------
                                                       5,471,576
                                                   -------------

AIR FREIGHT & LOGISTICS 1.1%
C.H. Robinson Worldwide,
  Inc.                                     4,264         226,674
Expeditors International of
  Washington, Inc.                         5,344         185,490
FedEx Corp.                                7,844         438,951
United Parcel Service, Inc.
  Class B                                 25,080       1,312,687
                                                   -------------
                                                       2,163,802
                                                   -------------

AIRLINES 0.1%
Southwest Airlines Co.                    18,642         130,121
                                                   -------------


AUTO COMPONENTS 0.2%
Goodyear Tire & Rubber Co.
  (The) (a)                                6,414          70,490
Johnson Controls, Inc.                    14,974         284,656
                                                   -------------
                                                         355,146
                                                   -------------

AUTOMOBILES 0.3%
Ford Motor Co. (a)                        72,229         431,929
General Motors Corp.                      16,298          31,292
Harley-Davidson, Inc.                      5,868         130,035
                                                   -------------
                                                         593,256
                                                   -------------

BEVERAGES 2.4%
Brown-Forman Corp. Class B                 2,472         114,948
Coca-Cola Co. (The)                       50,143       2,158,656
Coca-Cola Enterprises, Inc.                7,993         136,361
Constellation Brands, Inc.
  Class A (a)                              4,906          56,860
Dr. Pepper Snapple Group,
  Inc. (a)                                 6,393         132,399
Molson Coors Brewing Co.
  Class B                                  3,751         143,476
Pepsi Bottling Group, Inc.
  (The)                                    3,406         106,506
PepsiCo, Inc.                             39,319       1,956,513
                                                   -------------
                                                       4,805,719
                                                   -------------

BIOTECHNOLOGY 1.8%
Amgen, Inc. (a)                           26,122       1,266,133
Biogen Idec, Inc. (a)                      7,510         363,034
Celgene Corp. (a)                         11,547         493,288
Cephalon, Inc. (a)                         1,725         113,177
Genzyme Corp. (a)                          6,818         363,604
Gilead Sciences, Inc. (a)                 22,975       1,052,255
                                                   -------------
                                                       3,651,491
                                                   -------------

BUILDING PRODUCTS 0.0%++
Masco Corp.                                9,070          80,360
                                                   -------------


CAPITAL MARKETS 2.5%
Ameriprise Financial, Inc.                 5,459         143,845
Bank of New York Mellon Corp.
  (The)                                   28,921         736,907
Charles Schwab Corp. (The)                23,582         435,795
E*TRADE Financial Corp. (a)               14,288          20,432
Federated Investors, Inc.
  Class B                                  2,337          53,471
Franklin Resources, Inc.                   3,812         230,550
Goldman Sachs Group, Inc.
  (The)                                   12,672       1,628,352
Invesco, Ltd.                              9,702         142,813
Janus Capital Group, Inc.                  4,250          42,627
Legg Mason, Inc.                           3,770          75,664
Morgan Stanley                            27,146         641,731
Northern Trust Corp.                       5,621         305,558
State Street Corp.                        10,886         371,539
T. Rowe Price Group, Inc.                  6,512         250,842
                                                   -------------
                                                       5,080,126
                                                   -------------

CHEMICALS 1.9%
Air Products & Chemicals,
  Inc.                                     5,281         348,018
CF Industries Holdings, Inc.               1,223          88,117
Dow Chemical Co. (The)                    23,281         372,496
E.I. du Pont de Nemours &
  Co.                                     22,741         634,474
Eastman Chemical Co.                       1,828          72,535
Ecolab, Inc.                               4,225         162,874
International Flavors &
  Fragrances, Inc.                         1,982          61,838
Monsanto Co.                              13,809       1,172,246
PPG Industries, Inc.                       4,138         182,279
Praxair, Inc.                              7,772         579,869
Sigma-Aldrich Corp.                        3,159         138,491
                                                   -------------
                                                       3,813,237
                                                   -------------

COMMERCIAL BANKS 2.2%
BB&T Corp.                                13,924         324,986
Comerica, Inc.                             3,793          79,577
Fifth Third Bancorp                       15,360          62,976
First Horizon National Corp.               5,312          61,141
Huntington Bancshares, Inc.                9,738          27,169
KeyCorp                                   12,475          76,721


 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investments. May be subject to change daily.


10    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
M&T Bank Corp.                             1,946   $     102,068
Marshall & Ilsley Corp.                    6,900          39,882
PNC Financial Services Group,
  Inc.                                    10,785         428,164
Regions Financial Corp.                   17,439          78,301
SunTrust Banks, Inc.                       8,924         128,863
U.S. Bancorp                              44,218         805,652
Wells Fargo & Co.                        107,065       2,142,371
Zions Bancorp                              3,050          33,337
                                                   -------------
                                                       4,391,208
                                                   -------------

COMMERCIAL SERVICES & SUPPLIES 0.5%
Avery Dennison Corp.                       2,679          76,995
Cintas Corp.                               3,311          84,960
Iron Mountain, Inc. (a)                    4,523         128,860
Pitney Bowes, Inc.                         5,195         127,485
R.R. Donnelley & Sons Co.                  5,166          60,184
Republic Services, Inc.                    8,091         169,911
Stericycle, Inc. (a)                       2,156         101,505
Waste Management, Inc.                    12,363         329,721
                                                   -------------
                                                       1,079,621
                                                   -------------

COMMUNICATIONS EQUIPMENT 3.0%
Ciena Corp. (a)                            2,402          28,704
V  Cisco Systems, Inc. (a)               147,559       2,850,840
Corning, Inc.                             39,172         572,695
Harris Corp.                               3,392         103,727
JDS Uniphase Corp. (a)                     5,702          26,286
Juniper Networks, Inc. (a)                13,305         288,053
Motorola, Inc.                            57,116         315,851
QUALCOMM, Inc.                            41,721       1,765,633
Tellabs, Inc. (a)                         10,574          55,408
                                                   -------------
                                                       6,007,197
                                                   -------------

COMPUTERS & PERIPHERALS 5.0%
Apple, Inc. (a)                           22,499       2,831,049
Dell, Inc. (a)                            43,613         506,783
EMC Corp. (a)                             50,742         635,797
Hewlett-Packard Co.                       60,549       2,178,553
V  International Business
  Machines Corp.                          33,858       3,494,484
Lexmark International, Inc.
  Class A (a)                              2,084          40,888
NetApp, Inc. (a)                           8,321         152,275
QLogic Corp. (a)                           3,055          43,320
SanDisk Corp. (a)                          5,984          94,069
Sun Microsystems, Inc. (a)                18,614         170,504
Teradata Corp. (a)                         4,436          74,170
                                                   -------------
                                                      10,221,892
                                                   -------------

CONSTRUCTION & ENGINEERING 0.1%
Fluor Corp.                                4,574         173,217
Jacobs Engineering Group,
  Inc. (a)                                 3,096         117,772
                                                   -------------
                                                         290,989
                                                   -------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.                       2,776         131,999
                                                   -------------


CONSUMER FINANCE 0.5%
American Express Co.                      29,231         737,206
Capital One Financial Corp.                9,870         165,224
Discover Financial Services               12,095          98,332
SLM Corp. (a)                             11,776          56,878
                                                   -------------
                                                       1,057,640
                                                   -------------

CONTAINERS & PACKAGING 0.2%
Ball Corp.                                 2,384          89,924
Bemis Co., Inc.                            2,512          60,388
Owens-Illinois, Inc. (a)                   4,209         102,658
Pactiv Corp. (a)                           3,482          76,117
Sealed Air Corp.                           3,979          75,840
                                                   -------------
                                                         404,927
                                                   -------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                          4,018         136,451
                                                   -------------


DIVERSIFIED CONSUMER SERVICES 0.1%
Apollo Group, Inc. Class A
  (a)                                      2,685         169,021
H&R Block, Inc.                            8,542         129,326
                                                   -------------
                                                         298,347
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 3.0%
Bank of America Corp.                    161,136       1,438,944
CIT Group, Inc.                            9,617          21,350
Citigroup, Inc.                          137,338         418,881
CME Group, Inc.                            1,688         373,639
IntercontinentalExchange,
  Inc. (a)                                 1,821         159,520
V  JPMorgan Chase & Co.                   94,941       3,133,053
Leucadia National Corp. (a)                4,461          94,707
Moody's Corp.                              4,895         144,500
NASDAQ OMX Group, Inc. (The)
  (a)                                      3,431          65,978
NYSE Euronext                              6,678         154,729
                                                   -------------
                                                       6,005,301
                                                   -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.2%
V  AT&T, Inc.                            148,891       3,814,587
CenturyTel, Inc.                           2,524          68,527
Embarq Corp.                               3,582         130,958
Frontier Communications
  Corp.                                    7,846          55,785
Qwest Communications
  International, Inc.                     36,919         143,615
Verizon Communications, Inc.              71,585       2,171,889
Windstream Corp.                          11,074          91,914
                                                   -------------
                                                       6,477,275
                                                   -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
ELECTRIC UTILITIES 2.1%
Allegheny Energy, Inc.                     4,260   $     110,419
American Electric Power Co.,
  Inc.                                    11,755         310,097
Duke Energy Corp.                         31,888         440,373
Edison International                       8,211         234,096
Entergy Corp.                              4,771         309,018
Exelon Corp.                              16,581         764,881
FirstEnergy Corp.                          7,682         314,194
FPL Group, Inc.                           10,301         554,091
Northeast Utilities                        4,350          91,437
Pepco Holdings, Inc.                       5,449          65,116
Pinnacle West Capital Corp.                2,541          69,573
PPL Corp.                                  9,451         282,679
Progress Energy, Inc.                      6,993         238,601
Southern Co. (The)                        19,521         563,766
                                                   -------------
                                                       4,348,341
                                                   -------------

ELECTRICAL EQUIPMENT 0.4%
Cooper Industries, Ltd. Class
  A                                        4,368         143,227
Emerson Electric Co.                      19,043         648,223
Rockwell Automation, Inc.                  3,566         112,650
                                                   -------------
                                                         904,100
                                                   -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.3%
Agilent Technologies, Inc.
  (a)                                      8,821         161,071
Amphenol Corp. Class A                     4,430         149,911
FLIR Systems, Inc. (a)                     3,501          77,652
Jabil Circuit, Inc.                        5,586          45,247
Molex, Inc.                                3,550          59,178
Tyco Electronics, Ltd.                    11,533         201,136
                                                   -------------
                                                         694,195
                                                   -------------

ENERGY EQUIPMENT & SERVICES 1.6%
Baker Hughes, Inc.                         7,750         275,745
BJ Services Co.                            7,357         102,189
Cameron International Corp.
  (a)                                      5,532         141,508
Diamond Offshore Drilling,
  Inc.                                     1,752         126,862
ENSCO International, Inc.                  3,574         101,073
Halliburton Co.                           22,524         455,435
Nabors Industries, Ltd. (a)                7,172         109,086
National Oilwell Varco, Inc.
  (a)                                     10,517         318,455
Rowan Cos., Inc.                           3,006          46,924
Schlumberger, Ltd.                        30,146       1,476,852
Smith International, Inc.                  5,516         142,589
                                                   -------------
                                                       3,296,718
                                                   -------------

FOOD & STAPLES RETAILING 3.2%
Costco Wholesale Corp.                    10,879         528,719
CVS Caremark Corp.                        36,773       1,168,646
Kroger Co. (The)                          16,444         355,519
Safeway, Inc.                             10,804         213,379
SUPERVALU, Inc.                            5,337          87,260
Sysco Corp.                               15,099         352,260
Wal-Mart Stores, Inc.                     56,347       2,839,889
Walgreen Co.                              24,947         784,084
Whole Foods Market, Inc.                   3,731          77,344
                                                   -------------
                                                       6,407,100
                                                   -------------

FOOD PRODUCTS 1.6%
Archer-Daniels-Midland Co.                16,166         398,007
Campbell Soup Co.                          5,185         133,358
ConAgra Foods, Inc.                       11,267         199,426
Dean Foods Co. (a)                         3,880          80,316
General Mills, Inc.                        8,269         419,156
H.J. Heinz Co.                             7,924         272,744
Hershey Co. (The)                          4,180         151,065
Hormel Foods Corp.                         1,785          55,853
J.M. Smucker Co. (The)                     2,985         117,609
Kellogg Co.                                6,349         267,356
Kraft Foods, Inc. Class A                 37,025         866,385
McCormick & Co., Inc.                      3,276          96,478
Sara Lee Corp.                            17,816         148,229
Tyson Foods, Inc. Class A                  7,614          80,252
                                                   -------------
                                                       3,286,234
                                                   -------------

GAS UTILITIES 0.1%
EQT Corp.                                  3,298         110,912
Nicor, Inc.                                1,201          38,600
Questar Corp.                              4,371         129,906
                                                   -------------
                                                         279,418
                                                   -------------

HEALTH CARE EQUIPMENT & SUPPLIES 2.1%
Baxter International, Inc.                15,482         750,877
Becton, Dickinson & Co.                    6,127         370,561
Boston Scientific Corp. (a)               37,841         318,243
C.R. Bard, Inc.                            2,500         179,075
Covidien, Ltd.                            12,691         418,549
DENTSPLY International, Inc.               3,754         107,439
Hospira, Inc. (a)                          4,022         132,203
Intuitive Surgical, Inc. (a)                 986         141,718
Medtronic, Inc.                           28,181         901,792
St. Jude Medical, Inc. (a)                 8,674         290,753
Stryker Corp.                              6,105         236,325
Varian Medical Systems, Inc.
  (a)                                      3,131         104,481
Zimmer Holdings, Inc. (a)                  5,660         248,983
                                                   -------------
                                                       4,200,999
                                                   -------------

HEALTH CARE PROVIDERS & SERVICES 2.0%
Aetna, Inc.                               11,621         255,778
AmerisourceBergen Corp.                    3,937         132,441
Cardinal Health, Inc.                      9,063         306,239
CIGNA Corp.                                6,927         136,531
Coventry Health Care, Inc.
  (a)                                      3,939          62,670
DaVita, Inc. (a)                           2,616         121,304




12    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Express Scripts, Inc. (a)                  6,257   $     400,260
Humana, Inc. (a)                           4,252         122,373
Laboratory Corp. of America
  Holdings (a)                             2,722         174,616
McKesson Corp.                             6,953         257,261
Medco Health Solutions, Inc.
  (a)                                     12,384         539,323
Patterson Cos., Inc. (a)                   2,422          49,554
Quest Diagnostics, Inc.                    3,993         204,961
Tenet Healthcare Corp. (a)                11,033          24,824
UnitedHealth Group, Inc.                  30,439         715,925
WellPoint, Inc. (a)                       12,591         538,391
                                                   -------------
                                                       4,042,451
                                                   -------------

HEALTH CARE TECHNOLOGY 0.0%++
IMS Health, Inc.                           4,584          57,575
                                                   -------------


HOTELS, RESTAURANTS & LEISURE 1.5%
Carnival Corp.                            11,013         296,029
Darden Restaurants, Inc.                   3,496         129,247
International Game Technology              7,427          91,723
Marriott International, Inc.
  Class A                                  7,390         174,108
McDonald's Corp.                          28,089       1,496,863
Starbucks Corp. (a)                       18,536         268,031
Starwood Hotels & Resorts
  Worldwide, Inc.                          4,613          96,227
Wyndham Worldwide Corp.                    4,720          55,130
Wynn Resorts, Ltd. (a)                     1,613          63,278
Yum! Brands, Inc.                         11,657         388,761
                                                   -------------
                                                       3,059,397
                                                   -------------

HOUSEHOLD DURABLES 0.4%
Black & Decker Corp.                       1,595          64,279
Centex Corp.                               3,287          35,960
D.R. Horton, Inc.                          6,943          90,606
Fortune Brands, Inc.                       3,778         148,513
Harman International
  Industries, Inc.                         1,557          28,322
KB Home                                    2,002          36,176
Leggett & Platt, Inc.                      3,936          56,521
Lennar Corp. Class A                       3,760          36,622
Newell Rubbermaid, Inc.                    7,370          77,016
Pulte Homes, Inc.                          5,386          61,993
Snap-on, Inc.                              1,528          51,830
Stanley Works (The)                        1,986          75,528
Whirlpool Corp.                            1,852          83,636
                                                   -------------
                                                         847,002
                                                   -------------

HOUSEHOLD PRODUCTS 2.5%
Clorox Co. (The)                           3,496         195,951
Colgate-Palmolive Co.                     12,720         750,480
Kimberly-Clark Corp.                      10,427         512,382
V  Procter & Gamble Co. (The)             74,045       3,660,785
                                                   -------------
                                                       5,119,598
                                                   -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
AES Corp. (The) (a)                       16,954         119,865
Constellation Energy Group,
  Inc.                                     5,019         120,857
Dynegy, Inc. Class A (a)                  13,446          23,934
                                                   -------------
                                                         264,656
                                                   -------------

INDUSTRIAL CONGLOMERATES 2.2%
3M Co.                                    17,464       1,005,926
V  General Electric Co.                  266,802       3,375,045
Textron, Inc.                              6,076          65,196
                                                   -------------
                                                       4,446,167
                                                   -------------

INSURANCE 2.2%
Aflac, Inc.                               11,747         339,371
Allstate Corp. (The)                      13,507         315,118
American International Group,
  Inc.                                    71,514          98,689
Aon Corp.                                  6,799         286,918
Assurant, Inc.                             2,964          72,440
Chubb Corp. (The)                          8,964         349,148
Cincinnati Financial Corp.                 4,092          98,003
Genworth Financial, Inc.
  Class A                                 11,518          27,183
Hartford Financial Services
  Group, Inc. (The)                        8,013          91,909
Lincoln National Corp.                     6,449          72,487
Loews Corp.                                9,122         227,047
Marsh & McLennan Cos., Inc.               12,956         273,242
MBIA, Inc. (a)                             5,200          24,596
MetLife, Inc.                             20,668         614,873
Principal Financial Group,
  Inc.                                     6,536         106,798
Progressive Corp. (The) (a)               17,027         260,173
Prudential Financial, Inc.                10,686         308,612
Torchmark Corp.                            2,143          62,854
Travelers Cos., Inc. (The)                14,731         606,033
Unum Group                                 8,345         136,357
XL Capital, Ltd. Class A                   8,300          78,933
                                                   -------------
                                                       4,450,784
                                                   -------------

INTERNET & CATALOG RETAIL 0.4%
Amazon.com, Inc. (a)                       8,105         652,614
Expedia, Inc. (a)                          5,565          75,740
                                                   -------------
                                                         728,354
                                                   -------------

INTERNET SOFTWARE & SERVICES 1.7%
Akamai Technologies, Inc. (a)              4,262          93,849
eBay, Inc. (a)                            27,032         445,217
Google, Inc. Class A (a)                   6,054       2,397,203


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES (CONTINUED)
VeriSign, Inc. (a)                         4,890   $     100,636
Yahoo!, Inc. (a)                          34,973         499,764
                                                   -------------
                                                       3,536,669
                                                   -------------

IT SERVICES 1.0%
Affiliated Computer Services,
  Inc. Class A (a)                         2,458         118,918
Automatic Data Processing,
  Inc.                                    12,799         450,525
Cognizant Technology
  Solutions Corp. Class A (a)              7,338         181,909
Computer Sciences Corp. (a)                3,818         141,113
Convergys Corp. (a)                        3,240          32,756
Fidelity National Information
  Services, Inc.                           4,788          85,466
Fiserv, Inc. (a)                           4,036         150,624
Mastercard, Inc. Class A                   1,824         334,613
Paychex, Inc.                              8,092         218,565
Total System Services, Inc.                4,960          61,851
Western Union Co. (The)                   18,034         302,069
                                                   -------------
                                                       2,078,409
                                                   -------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co.                          6,766          20,636
Hasbro, Inc.                               3,122          83,232
Mattel, Inc.                               9,033         135,134
                                                   -------------
                                                         239,002
                                                   -------------

LIFE SCIENCES TOOLS & SERVICES 0.4%
Life Technologies Corp. (a)                4,349         162,218
Millipore Corp. (a)                        1,392          82,267
PerkinElmer, Inc.                          2,977          43,375
Thermo Fisher Scientific,
  Inc. (a)                                10,590         371,497
Waters Corp. (a)                           2,478         109,453
                                                   -------------
                                                         768,810
                                                   -------------

MACHINERY 1.5%
Caterpillar, Inc.                         15,203         540,923
Cummins, Inc.                              5,075         172,550
Danaher Corp.                              6,444         376,587
Deere & Co.                               10,761         443,999
Dover Corp.                                4,687         144,266
Eaton Corp.                                4,156         182,033
Flowserve Corp.                            1,425          96,757
Illinois Tool Works, Inc.                  9,694         317,963
Ingersoll-Rand Co., Ltd.
  Class A                                  8,034         174,900
Manitowoc Co., Inc. (The)                  3,465          20,617
PACCAR, Inc.                               9,140         323,922
Pall Corp.                                 2,976          78,596
Parker Hannifin Corp.                      4,061         184,166
                                                   -------------
                                                       3,057,279
                                                   -------------

MEDIA 2.5%
CBS Corp. Class B                         17,135         120,630
Comcast Corp. Class A                     72,575       1,122,009
DIRECTV Group, Inc. (The) (a)             13,365         330,516
Gannett Co., Inc.                          6,067          23,722
Interpublic Group of Cos.,
  Inc. (The) (a)                          12,010          75,183
McGraw-Hill Cos., Inc. (The)               7,926         238,969
Meredith Corp.                               963          24,152
New York Times Co. (The)
  Class A                                  3,098          16,667
News Corp. Class A                        57,962         478,766
Omnicom Group, Inc.                        7,833         246,505
Scripps Networks Interactive
  Class A                                  2,390          65,582
Time Warner Cable, Inc.                    8,890         286,525
Time Warner, Inc.                         30,136         657,869
Viacom, Inc. Class B (a)                  15,462         297,489
Walt Disney Co. (The)                     46,649       1,021,613
Washington Post Co. Class B                  151          63,207
                                                   -------------
                                                       5,069,404
                                                   -------------

METALS & MINING 0.8%
AK Steel Holding Corp.                     2,984          38,822
Alcoa, Inc.                               24,009         217,762
Allegheny Technologies, Inc.               2,427          79,436
Freeport-McMoRan Copper &
  Gold, Inc. Class B                      10,364         442,025
Newmont Mining Corp.                      12,205         491,129
Nucor Corp.                                7,912         321,939
Titanium Metals Corp.                      2,263          15,366
United States Steel Corp.                  2,930          77,791
                                                   -------------
                                                       1,684,270
                                                   -------------

MULTI-UTILITIES 1.3%
Ameren Corp.                               5,329         122,674
CenterPoint Energy, Inc.                   8,673          92,281
CMS Energy Corp.                           5,701          68,526
Consolidated Edison, Inc.                  6,896         256,048
Dominion Resources, Inc.                  14,651         441,874
DTE Energy Corp.                           4,109         121,503
Integrys Energy Group, Inc.                1,926          50,866
NiSource, Inc.                             6,911          75,952
PG&E Corp.                                 9,097         337,681
Public Service Enterprise
  Group, Inc.                             12,754         380,579
SCANA Corp.                                2,962          89,512
Sempra Energy                              6,140         282,563
TECO Energy, Inc.                          5,363          56,794
Wisconsin Energy Corp.                     2,947         117,762
Xcel Energy, Inc.                         11,317         208,685
                                                   -------------
                                                       2,703,300
                                                   -------------

MULTILINE RETAIL 0.9%
Big Lots, Inc. (a)                         2,182          60,311
Family Dollar Stores, Inc.                 3,521         116,862
J.C. Penney Co., Inc.                      5,599         171,833




14    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (CONTINUED)
Kohl's Corp. (a)                           7,679   $     348,243
Macy's, Inc.                              10,599         144,994
Nordstrom, Inc.                            4,017          90,905
Sears Holdings Corp. (a)                   1,402          87,583
Target Corp.                              18,971         782,743
                                                   -------------
                                                       1,803,474
                                                   -------------

OFFICE ELECTRONICS 0.1%
Xerox Corp.                               21,815         133,290
                                                   -------------


OIL, GAS & CONSUMABLE FUELS 10.2%
Anadarko Petroleum Corp.                  11,569         498,161
Apache Corp.                               8,434         614,501
Cabot Oil & Gas Corp.                      2,605          78,645
Chesapeake Energy Corp.                   14,199         279,862
V  Chevron Corp.                          50,644       3,347,568
ConocoPhillips                            37,333       1,530,653
CONSOL Energy, Inc.                        4,566         142,825
Denbury Resources, Inc. (a)                6,265         101,994
Devon Energy Corp.                        11,134         577,298
El Paso Corp.                             17,672         121,937
EOG Resources, Inc.                        6,290         399,289
V  ExxonMobil Corp.                      124,634       8,309,349
Hess Corp.                                 7,149         391,694
Marathon Oil Corp.                        17,782         528,125
Massey Energy Co.                          2,249          35,782
Murphy Oil Corp.                           4,801         229,056
Noble Energy, Inc.                         4,353         247,033
Occidental Petroleum Corp.                20,410       1,148,879
Peabody Energy Corp.                       6,720         177,341
Pioneer Natural Resources
  Co.                                      2,966          68,574
Range Resources Corp.                      3,915         156,483
Southwestern Energy Co. (a)                8,652         310,261
Spectra Energy Corp.                      16,254         235,683
Sunoco, Inc.                               2,945          78,072
Tesoro Corp.                               3,489          53,207
Valero Energy Corp.                       13,005         258,019
Williams Cos., Inc.                       14,584         205,634
XTO Energy, Inc.                          14,537         503,852
                                                   -------------
                                                      20,629,777
                                                   -------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.                   10,775         136,412
MeadWestvaco Corp.                         4,543          71,143
Weyerhaeuser Co.                           5,325         187,759
                                                   -------------
                                                         395,314
                                                   -------------

PERSONAL PRODUCTS 0.2%
Avon Products, Inc.                       10,743         244,511
Estee Lauder Cos., Inc. (The)
  Class A                                  2,920          87,308
                                                   -------------
                                                         331,819
                                                   -------------

PHARMACEUTICALS 6.8%
Abbott Laboratories                       39,103       1,636,461
Allergan, Inc.                             7,750         361,615
Bristol-Myers Squibb Co.                  49,890         957,888
Eli Lilly & Co.                           25,546         840,974
Forest Laboratories, Inc. (a)              7,595         164,736
V  Johnson & Johnson                      69,757       3,652,477
King Pharmaceuticals, Inc.
  (a)                                      6,212          48,951
Merck & Co., Inc.                         53,281       1,291,531
Mylan, Inc. (a)                            7,679         101,747
Pfizer, Inc.                             169,934       2,270,318
Schering-Plough Corp.                     40,968         943,083
Watson Pharmaceuticals, Inc.
  (a)                                      2,636          81,558
Wyeth                                     33,556       1,422,774
                                                   -------------
                                                      13,774,113
                                                   -------------

PROFESSIONAL SERVICES 0.2%
Dun & Bradstreet Corp.                     1,359         110,623
Equifax, Inc.                              3,183          92,816
Monster Worldwide, Inc. (a)                3,297          45,499
Robert Half International,
  Inc.                                     3,910          93,918
                                                   -------------
                                                         342,856
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 1.0%
Apartment Investment &
  Management Co. Class A                   2,945          21,499
AvalonBay Communities, Inc.                1,943         110,382
Boston Properties, Inc.                    3,044         150,434
Developers Diversified Realty
  Corp.                                      201             830
Equity Residential                         6,855         156,911
HCP, Inc.                                  6,367         139,756
Health Care REIT, Inc.                     2,746          93,556
Host Hotels & Resorts, Inc.               13,816         106,245
Kimco Realty Corp.                         7,865          94,537
Plum Creek Timber Co., Inc.                4,203         145,088
ProLogis                                  10,583          96,411
Public Storage                             3,159         211,211
Simon Property Group, Inc.                 6,362         328,279
Ventas, Inc.                               3,938         112,784
Vornado Realty Trust                       3,522         172,191
                                                   -------------
                                                       1,940,114
                                                   -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.0%++
CB Richard Ellis Group, Inc.
  Class A (a)                              5,954          44,655
Forestar Real Estate Group,
  Inc. (a)                                     1              13
                                                   -------------
                                                          44,668
                                                   -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
ROAD & RAIL 0.9%
Burlington Northern Santa Fe
  Corp.                                    7,074   $     477,353
CSX Corp.                                  9,941         294,154
Norfolk Southern Corp.                     9,332         332,966
Ryder System, Inc.                         1,501          41,563
Union Pacific Corp.                       12,763         627,174
                                                   -------------
                                                       1,773,210
                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.4%
Advanced Micro Devices, Inc.
  (a)                                     14,120          50,973
Altera Corp.                               7,494         122,227
Analog Devices, Inc.                       7,339         156,174
Applied Materials, Inc.                   33,812         412,845
Broadcom Corp. Class A (a)                10,748         249,246
Intel Corp.                              140,172       2,211,914
KLA-Tencor Corp.                           4,256         118,061
Linear Technology Corp.                    5,588         121,707
LSI Corp. (a)                             17,118          65,733
MEMC Electronic Materials,
  Inc. (a)                                 5,657          91,643
Microchip Technology, Inc.                 4,584         105,432
Micron Technology, Inc. (a)               20,783         101,421
National Semiconductor Corp.               4,916          60,811
Novellus Systems, Inc. (a)                 2,637          47,624
NVIDIA Corp. (a)                          13,535         155,382
Teradyne, Inc. (a)                         4,491          26,677
Texas Instruments, Inc.                   32,196         581,460
Xilinx, Inc.                               6,903         141,097
                                                   -------------
                                                       4,820,427
                                                   -------------

SOFTWARE 3.8%
Adobe Systems, Inc. (a)                   13,381         365,970
Autodesk, Inc. (a)                         5,703         113,718
BMC Software, Inc. (a)                     4,725         163,816
CA, Inc.                                   9,927         171,241
Citrix Systems, Inc. (a)                   4,578         130,610
Compuware Corp. (a)                        6,212          46,466
Electronic Arts, Inc. (a)                  8,087         164,570
Intuit, Inc. (a)                           8,066         186,567
McAfee, Inc. (a)                           3,847         144,416
V  Microsoft Corp.                       192,798       3,906,088
Novell, Inc. (a)                           9,183          34,528
Oracle Corp.                              96,891       1,873,872
Salesforce.com, Inc. (a)                   2,644         113,190
Symantec Corp. (a)                        21,069         363,440
                                                   -------------
                                                       7,778,492
                                                   -------------

SPECIALTY RETAIL 2.1%
Abercrombie & Fitch Co. Class
  A                                        2,193          59,343
AutoNation, Inc. (a)                       2,866          50,757
AutoZone, Inc. (a)                           964         160,400
Bed Bath & Beyond, Inc. (a)                6,545         199,099
Best Buy Co., Inc.                         8,513         326,729
GameStop Corp. Class A (a)                 4,127         124,470
Gap, Inc. (The)                           11,751         182,611
Home Depot, Inc. (The)                    42,729       1,124,627
Limited Brands, Inc.                       6,819          77,873
Lowe's Cos., Inc.                         36,938         794,167
O'Reilly Automotive, Inc. (a)              3,406         132,323
Office Depot, Inc. (a)                     7,314          18,943
RadioShack Corp.                           3,152          44,380
Sherwin-Williams Co. (The)                 2,475         140,184
Staples, Inc.                             17,979         370,727
Tiffany & Co.                              3,103          89,801
TJX Cos., Inc.                            10,493         293,489
                                                   -------------
                                                       4,189,923
                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc. (a)                            8,239         201,856
NIKE, Inc. Class B                         9,887         518,771
Polo Ralph Lauren Corp.                    1,418          76,345
VF Corp.                                   2,219         131,520
                                                   -------------
                                                         928,492
                                                   -------------

THRIFTS & MORTGAGE FINANCE 0.1%
Guaranty Financial Group,
  Inc. (a)                                     1               1
Hudson City Bancorp, Inc.                 13,136         164,988
People's United Financial                  8,765         136,909
                                                   -------------
                                                         301,898
                                                   -------------

TOBACCO 1.5%
Altria Group, Inc.                        51,926         847,951
Lorillard, Inc.                            4,236         267,419
Philip Morris International,
  Inc.                                    50,628       1,832,734
Reynolds American, Inc.                    4,260         161,795
                                                   -------------
                                                       3,109,899
                                                   -------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                               3,257         124,939
W.W. Grainger, Inc.                        1,629         136,640
                                                   -------------
                                                         261,579
                                                   -------------

WIRELESS TELECOMMUNICATION SERVICES 0.3%
American Tower Corp. Class A
  (a)                                      9,997         317,505
Sprint Nextel Corp. (a)                   71,996         313,902
                                                   -------------
                                                         631,407
                                                   -------------
Total Common Stocks
  (Cost $149,408,852)                                191,408,665
                                                   -------------






16    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
SHORT-TERM INVESTMENTS 5.9%
----------------------------------------------------------------

U.S. GOVERNMENT 5.9%
United States Treasury Bills
  0.12%, due 7/30/09 (b)(c)          $ 1,900,000   $   1,899,358
  0.142%, due 7/16/09 (c)             10,100,000      10,097,394
                                                   -------------
Total Short-Term Investments
  (Cost $11,994,962)                                  11,996,752
                                                   -------------
Total Investments
  (Cost $161,403,814) (e)                  100.2%    203,405,417
Liabilities in Excess of
  Cash and Other Assets                     (0.2)       (315,816)
                                           -----    ------------
Net Assets                                 100.0%  $ 203,089,601
                                           =====    ============





                            CONTRACTS         UNREALIZED
                                LONG    APPRECIATION (d)

FUTURES CONTRACTS 1.2%
--------------------------------------------------------

Standard & Poor's 500
  Index
  Mini June 2009                  276         $2,464,316
                                              ----------
Total Futures Contracts
  (Settlement Value
  $12,006,000)                                $2,464,316
                                              ==========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Represents a security which is segregated
     as collateral for futures contracts.
(c)  Interest rate presented is yield to
     maturity.
(d)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2009.
(e)  At April 30, 2009, cost is $167,306,993
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 74,340,965
Gross unrealized depreciation       (38,242,541)
                                   ------------
Net unrealized appreciation        $ 36,098,424
                                   ============







The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                         INVESTMENTS IN   OTHER FINANCIAL
 VALUATION INPUTS            SECURITIES   INSTRUMENTS (A)
Level 1--Quoted Prices     $191,408,665        $2,464,316
Level 2--Other
  Significant
  Observable Inputs          11,996,752                --
Level 3--Significant
  Unobservable Inputs                --                --
                           ------------        ----------
Total                      $203,405,417        $2,464,316
                           ============        ==========




(a) Other financial instruments include futures contracts.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $161,403,814)      $203,405,417
Cash                                         1,352
Receivables:
  Dividends and interest                   279,063
  Variation margin on futures
     contracts                              16,125
  Manager (See Note 3)                      11,079
Other assets                                10,427
                                      ------------
     Total assets                      203,723,463
                                      ------------
LIABILITIES:
Payables:
  Fund shares redeemed                     345,707
  Transfer agent (See Note 3)              167,673
  NYLIFE Distributors (See Note 3)          40,824
  Shareholder communication                 39,918
  Professional fees                         18,707
  Custodian                                 13,301
  Trustees                                   2,073
Accrued expenses                             5,659
                                      ------------
     Total liabilities                     633,862
                                      ------------
Net assets                            $203,089,601
                                      ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                          $     65,259
Additional paid-in capital             202,828,534
                                      ------------
                                       202,893,793
Accumulated undistributed net
  investment income                      2,346,743
Accumulated net realized loss on
  investments
  and futures transactions             (46,616,854)
Net unrealized appreciation on
  investments and futures contracts     44,465,919
                                      ------------
Net assets applicable to
  outstanding shares                  $203,089,601
                                      ============
Shares of beneficial interest
  outstanding                            6,525,886
                                      ============
Net asset value per share
  outstanding (a)                     $      31.12
Maximum sales charge (3.00% of
  offering price) (a)                         0.96
                                      ------------
Maximum offering price per share
  outstanding (a)                     $      32.08
                                      ============




(a) Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 11, 2008. (See
    Note 2 (C).)






18    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  2,939,090
  Interest                                 12,633
                                     ------------
     Total income                       2,951,723
                                     ------------
EXPENSES:
  Transfer agent (See Note 3)             313,876
  Manager (See Note 3)                    275,068
  Distribution/Service (See Note 3)       251,775
  Shareholder communication                51,022
  Professional fees                        42,433
  Custodian                                12,570
  Registration                             10,727
  Trustees                                  6,200
  Miscellaneous                            12,601
                                     ------------
     Total expenses before
       waiver/reimbursement               976,272
  Expense waiver/reimbursement from
     Manager (See Note 3)                (372,014)
                                     ------------
     Net expenses                         604,258
                                     ------------
Net investment income                   2,347,465
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on:
  Security transactions                (1,786,794)
  Futures transactions                 (4,974,088)
                                     ------------
Net realized loss on investments
  and futures transactions             (6,760,882)
                                     ------------
Net change in unrealized
  appreciation on:
  Security transactions               (22,523,337)
  Futures contracts                     4,981,148
                                     ------------
Net change in unrealized
  appreciation on investments and
  futures contracts                   (17,542,189)
                                     ------------
Net realized and unrealized loss on
  investments and futures
  transactions                        (24,303,071)
                                     ------------
Net decrease in net assets
  resulting from operations          $(21,955,606)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $19.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  2,347,465   $   6,037,735
 Net realized gain (loss) on
  investments and futures
  transactions                   (6,760,882)      9,439,967
 Net change in unrealized
  appreciation on investments
  and futures contracts         (17,542,189)   (165,672,571)
                               ----------------------------
 Net decrease in net assets
  resulting from operations     (21,955,606)   (150,194,869)
                               ----------------------------

Dividends to shareholders:
 From net investment income      (5,950,646)     (5,990,321)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                             42,767         193,539
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       5,718,581       5,766,090
 Cost of shares redeemed        (16,767,823)    (66,094,744)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (11,006,475)    (60,135,115)
                               ----------------------------
    Net decrease in net
     assets                     (38,912,727)   (216,320,305)

NET ASSETS:
Beginning of period             242,002,328     458,322,633
                               ----------------------------
End of period                  $203,089,601   $ 242,002,328
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $  2,346,743   $   5,949,924
                               ============================






20    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                              YEAR ENDED OCTOBER 31,

                                     --------------------------------------------------------------------------------------
                                        2009*           2008           2007           2006            2005           2004
Net asset value at beginning of
  period                              $  35.04        $  55.90 (c)   $  49.84 (c)   $  43.55 (c)    $  40.73 (c)   $  37.71 (c)
                                      --------        --------       --------       --------        --------       --------
Net investment income                     0.35 (g)        0.79 (c)(g)    0.79 (c)(g)    0.76 (c)        0.64 (c)(d)    0.29 (c)
Net realized and unrealized gain
  (loss) on investments                  (3.41)         (20.92)(c)       6.04 (c)       6.08 (c)(f)     2.62 (c)       2.86 (c)
                                      --------        --------       --------       --------        --------       --------
Total from investment operations         (3.06)         (20.13)(c)       6.83 (c)       6.84 (c)        3.26 (c)       3.15 (c)
                                      --------        --------       --------       --------        --------       --------
Less dividends:
  From net investment income             (0.86)          (0.73)(c)      (0.77)(c)      (0.55)(c)       (0.44)(c)      (0.13)(c)
                                      --------        --------       --------       --------        --------       --------
Net asset value at end of period      $  31.12        $  35.04 (c)   $  55.90 (c)   $  49.84 (c)    $  43.55 (c)   $  40.73 (c)
                                      ========        ========       ========       ========        ========       ========
Total investment return (a)              (8.66%)(b)     (36.44%)        13.83%         15.85%(e)(f)     7.97%          8.42%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   2.33% ++        1.67%          1.51%          1.45%           1.40%(d)       0.73%
  Net expenses                            0.60% ++        0.60%          0.60%          0.64%           0.74%          0.96%
  Expenses (before
     waiver/reimbursement)                0.97% ++        0.79%          0.74%          0.79%(e)        1.03%          1.02%
Portfolio turnover rate                      2%              4%             5%             5%              6%             3%
Net assets at end of period (in
  000's)                              $203,090        $242,002       $458,323       $494,971        $550,307       $607,542




*    Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions.
(b)  Total return is not annualized.
(c)  Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 11, 2008. (See Note 2
     (C).)
(d)  Net investment income and the ratio of net investment income includes $0.12 per share and 0.29%, respectively as a result of a special one time dividend from Microsoft Corp.
(e)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(f)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was $0.04 per share on net realized gains on investments and the effect on total investment return was 0.12%, respectively.
(g)  Per share data based on average shares outstanding during the period.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new investors and new share purchases effective January 1, 2002. Existing shareholders are permitted to reinvest dividends only and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund. (See Note 9.)

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index. When formed, the Fund was sub-classified as a "non-diversified" fund, which meant that it could invest a greater percentage of its assets than other funds in a particular issuer. However, due to the Fund's principal investment strategy and investment process, it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their net asset values ("NAVs") as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets,


22    MainStay Equity Index Fund
  interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

The Fund declared a dividend of $0.8554 per share, which was paid on December 11, 2008, and also underwent a reverse share split on that day. The reverse share split rate was 0.97227 per share outstanding, based on the number of fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (See Note 9) have been adjusted to reflect the cumulative effects of this reverse stock split and those that occurred in each of the years presented.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial

                                                   mainstayinvestments.com    23
institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life


24    MainStay Equity Index Fund

Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Investments, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.25% on assets up to $1 billion, 0.225% on assets from $1 billion to $3 billion and 0.20% on assets in excess of $3 billion. The Manager has also contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.19% on assets up to $1 billion, to 0.165% on assets from $1 billion to $3 billion and to 0.14% on assets in excess of $3 billion.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.02% increase in the management fee. This increase was offset by a 0.02% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

In addition, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.60% of the average daily net assets of the Fund. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $275,068 and waived expenses in the amount of $372,014, of which $311,588 is subject to recoupment.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                            OCTOBER 31,
      2009             2010              2011              2012           TOTAL
 $420,903            $403,088          $468,922          $311,588      $1,604,501
---------------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund, for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data

                                                   mainstayinvestments.com    25

Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $313,876.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(E) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $7,689.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $36,469,625 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2010              $ 3,978
       2011               29,198
       2012                3,294
------------------------------------

      Total              $36,470
------------------------------------



The Fund utilized $5,224,185 of capital loss carryforwards during the year ended October 31, 2008.

The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distribution paid from:
  Ordinary Income                     $5,990,321
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $4,229 and $13,391, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

                                 SHARES           AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       1,424     $     42,767
Shares issued to
  shareholders in
  reinvestment of dividends     190,683        5,718,581
Shares redeemed                (571,735)     (16,767,823)
                             ---------------------------
Net decrease                   (379,628)    $(11,006,475)
                             ===========================
Year ended October 31,
  2008:
Shares sold                       4,326 (a) $    193,539
Shares issued to
  shareholders in
  reinvestment of dividends     110,207 (a)    5,766,090
Shares redeemed              (1,408,730)(a)  (66,094,744)
                             ---------------------------
Net decrease                 (1,294,197)    $(60,135,115)
                             ===========================



(a) Adjusted to reflect cumulative effects of the reverse stock split in the period, as well as the reverse stock split on December 11, 2008. (See Note 2
    (C).)

NOTE 9--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, has guaranteed unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the NAV of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the


26    MainStay Equity Index Fund

Guaranteed Amount and the net asset value of that share as of the close of business on the Guarantee Date. For the services that New York Life Investments and its affiliates provide to the Fund, they receive the fees described in the prospectus (see Note 3). Neither New York Life Investments nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee. During the six-month period ended April 30, 2009, NYLIFE made payments totaling $8,171,975 related to the Guarantee.

NOTE 10--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Fund"), an S&P 500 index fund created in 1990 and sold through 2001, at which time it was closed to new investors and new investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, at which time the SEC alleges that New York Life Investments failed to provide the Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of an administrative cease and desist order finding violations of Sections 15(c) and 34(b) of the Investment Company Act,
Section 206(2) of the Investment Advisers Act and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents of a portion of its management fees relating to the Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



                                                   mainstayinvestments.com    27

BOARD CONSIDERATION AND APPROVAL OF NEW SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Trustees"), review and approve the fund's investment advisory agreements. At its meeting on September 25, 2008, the Board of Trustees of The MainStay Funds (the "Board" of the "Trust"), which was comprised solely of Independent Trustees, unanimously approved a new subadvisory agreement (the "Subadvisory Agreement") between New York Life Investment Management LLC ("New York Life Investments"), manager of the Trust, and Madison Square Investors LLC ("Madison Square Investors") with respect to the MainStay Equity Index Fund (the "Fund"). Madison Square Investors is a new affiliate of New York Life Investments formed to accommodate a lift-out of New York Life Investments' Equity Investors Group ("EIG"), a division of New York Life Investments that historically has provided investment advisory services to the Fund, effective December 27, 2008 (the "Reorganization"). New York Life Investments advised the Board that EIG would be better positioned in the institutional marketplace as a separate investment boutique rather than as a division of New York Life Investments. In considering the approval of the Subadvisory Agreement, the Board was provided with information from New York Life Investments confirming that, in connection with the Reorganization: (i) no material change in the nature or the level of the services provided to the Fund would occur; (ii) no increase in the investment advisory fees payable by the Fund would be implemented; (iii) no material changes were expected in the personnel responsible for management of the Fund; and (iv) existing shareholders would be notified of the Reorganization. Furthermore, the Board considered an opinion from outside counsel to New York Life Investments confirming that the Subadvisory Agreement did not require shareholder approval.

In reaching its decision to approve the Subadvisory Agreement, the Board considered a variety of information furnished to the Board from New York Life Investments. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with EIG's capabilities and resources, and its evaluation of EIG in connection with previous contract review processes, including the contract review process that culminated with approval of the management agreement between the Trust, on behalf of the Fund, and New York Life Investments in June 2008 (the "Prior Contract Review Processes").

In determining to approve the new Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Madison Square Investors;
(ii) the investment performance of the Fund and the historical investment performance of similar funds managed by Madison Square Investors; (iii) the costs of the services to be provided, and profits to be realized, by Madison Square Investors from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit the Fund's investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of the Subadvisory Agreement. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Subadvisory Agreement is provided below.

NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED

In considering the approval of the Subadvisory Agreement, the Board examined the nature, extent and quality of the services that EIG historically had provided to the Fund, and that Madison Square Investors would provide to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged EIG's historical service to the Fund, and took note of the experience of EIG's portfolio managers, the number of accounts managed by the portfolio managers and EIG's method for compensating portfolio managers. The Board also considered the experience of senior personnel at EIG. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of Madison Square Investors' experience, personnel, operations and resources. The Board acknowledged the Fund's guarantee feature and the role of an affiliate of New York Life Investments with regard to the guarantee. The Board also noted the ongoing SEC inquiry relating to the Fund, as discussed with the Board on multiple occasions. Additional information about New York Life Investments' subsequent settlement with the SEC in this matter appears elsewhere in this Semiannual Report in the Notes to the Financial Statements.



28    MainStay Equity Index Fund

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board took note of the Fund's historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, with consideration for the Fund's investment objectives, strategies and risks, as disclosed in the Fund's prospectus. The Board considered information about the Fund's investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers. The Board also considered the strength of Madison Square Investors' resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Madison Square Investors as subadviser to the Fund is likely to benefit the Fund's long-term investment performance.

COSTS OF THE SERVICES TO BE PROVIDED BY MADISON SQUARE INVESTORS

The Board considered the estimated costs of the services and profits to be realized by Madison Square Investors under the Subadvisory Agreement, taking into account profitability information provided to the Board in connection with the Prior Contract Review Processes. Because Madison Square Investors is an affiliate of New York Life Investments whose subadvisory fees for advising the Fund will be paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and Madison Square Investors in the aggregate. In evaluating these estimated costs and profits, the Board considered, among other things, EIG's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that Madison Square Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Madison Square Investors' ability to maintain a strong financial position is important in order for Madison Square Investors to provide high-quality ongoing services to the Fund and its shareholders.

The Board also considered certain fall-out benefits that may be realized by Madison Square Investors due to its relationship with the Fund. The Board recognized, for example, the benefits to Madison Square Investors from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to Madison Square Investors in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits realized by Madison Square Investors due to its relationship with the Fund will be fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with the Fund's investors. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board took note of the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. The Board also observed that New York Life Investments historically has subsidized the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund's fee schedule and expense structure appropriately reflect economies of scale for the benefit of the Fund's investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board considered the reasonableness of the fees to be paid under the existing management and new Subadvisory Agreement, and the Fund's total ordinary operating expenses. The Board considered that the fees to be paid to Madison Square Investors under the Subadvisory Agreement are paid by New York Life Investments, not the Fund, and will result in no increase in the Fund's expenses. The Board noted that New York Life Investments will retain half of its management fee under the new Subadvisory Agreement with Madison Square Investors, consistent with the management and subadvisory fee structure used for other subadvisory relationships between New York Life Investments and its affiliates.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years and observed that New York Life Investments has subsidized the total ordinary operating expenses of the Fund's share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall

                                                   mainstayinvestments.com    29
conclusions regarding the Subadvisory Agreement, supports the conclusion that these fees to be paid under the Subadvisory Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the new Subadvisory Agreement with Madison Square Investors.



30    MainStay Equity Index Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO15858         (RECYCLE LOGO)         MS140-09        MSEI10-06/09 06

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GLOBAL HIGH INCOME FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENT LOGO)


                 MAINSTAY

                 GLOBAL HIGH INCOME FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              21
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        30
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       30

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          17.52%   -12.92%    5.56%    9.47%
Excluding sales charges     23.06     -8.82     6.54     9.97




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY GLOBAL       JPMORGAN EMBI
                                   HIGH INCOME      GLOBAL DIVERSIFIED
                                       FUND                INDEX
                                 ---------------    ------------------
4/30/99                                9550                10000
                                      10703                11163
                                      11310                12577
                                      13812                14235
                                      16219                16774
                                      18001                18329
                                      20938                20788
                                      23889                23258
                                      26796                25936
                                      27099                27090
4/30/09                               24709                25718






CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          17.76%   -12.71%    5.62%    9.50%
Excluding sales charges     23.31     -8.59     6.60    10.00




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY GLOBAL       JPMORGAN EMBI
                                   HIGH INCOME      GLOBAL DIVERSIFIED
                                       FUND                INDEX
                                 ---------------    ------------------
4/30/99                               23875                25000
                                      26758                27908
                                      28274                31443
                                      34529                35588
                                      40548                41934
                                      45003                45823
                                      52346                51969
                                      59722                58144
                                      66989                64839
                                      67762                67725
4/30/09                               61939                64294






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          17.73%   -13.69%    5.45%    9.14%
Excluding sales charges     22.73     -9.46     5.75     9.14




                                                            (With sales charges)
(PERFORMANCE GRAPH

                                 MAINSTAY GLOBAL       JPMORGAN EMBI
                                   HIGH INCOME      GLOBAL DIVERSIFIED
                                       FUND                INDEX
                                 ---------------    ------------------
4/30/99                               10000                10000
                                      11113                11163
                                      11646                12577
                                      14116                14235
                                      16462                16774
                                      18136                18329
                                      20934                20788
                                      23692                23258
                                      26404                25936
                                      26485                27090
4/30/09                               23980                25718





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          21.57%   -10.39%    5.74%    9.14%
Excluding sales charges     22.57     -9.54     5.74     9.14




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                         MAINSTAY GLOBAL       JPMORGAN EMBI
                                           HIGH INCOME      GLOBAL DIVERSIFIED
                                               FUND                INDEX
                                         ---------------    ------------------
4/30/99                                       10000                10000
                                              11113                11163
                                              11646                12577
                                              14116                14235
                                              16462                16774
                                              18136                18329
                                              20934                20788
                                              23692                23258
                                              26403                25936
                                              26508                27090
4/30/09                                       23979                25718






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL        SIX      ONE      FIVE     TEN
TOTAL RETURNS       MONTHS     YEAR    YEARS    YEARS
-----------------------------------------------------
                     23.41%   -8.44%    6.86%   10.28%




                                                            (With sales charges)
(PERFORMANCE GRAPH

                                 MAINSTAY GLOBAL       JPMORGAN EMBI
                                   HIGH INCOME      GLOBAL DIVERSIFIED
                                       FUND                INDEX
                                 ---------------    ------------------
4/30/99                               10000                10000
                                      11236                11163
                                      11902                12577
                                      14571                14235
                                      17154                16774
                                      19087                18329
                                      22257                20788
                                      25456                23258
                                      28625                25936
                                      29046                27090
4/30/09                               26594                25718







 BENCHMARK PERFORMANCE                            SIX       ONE      FIVE     TEN
                                                MONTHS     YEAR     YEARS    YEARS
JPMorgan EMBI Global Diversified Index(4)        21.27%    -5.07%    7.01%    9.91%
Average Lipper emerging markets debt fund(5)     16.98    -11.76     5.98     9.82



2. Performance figures for Investor Class shares, which were first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered to the public on August 29, 2007, include the historical performance of Class A shares through August 28, 2007 adjusted for certain contractual fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.
4. The JPMorgan EMBI Global Diversified Index (formerly JPMorgan EMBI Global Constrained Index) is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Total returns assume reinvestment of all dividends and capital gains. The JPMorgan EMBI Global Diversified Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper emerging markets debt fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Global High Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GLOBAL HIGH INCOME FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,230.60        $ 8.30         $1,017.40         $ 7.50
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,233.10        $ 7.25         $1,018.30         $ 6.56
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,227.30        $12.43         $1,013.60         $11.23
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,225.70        $12.42         $1,013.60         $11.23
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,234.10        $ 6.37         $1,019.10         $5.76
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.50% for Investor Class, 1.31% for Class A, 2.25% for Class B and Class C and 1.15% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Government & Federal Agencies                   70.0
Corporate Bonds                                 19.7
Short-Term Investment                            5.0
Yankee Bonds                                     4.6
Cash and Other Assets, Less Liabilities          0.7





See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Republic of Turkey, zero coupon-9.50%,
        due 1/13/10-3/17/36
    2. Federal Republic of Brazil, 5.875%-11.00%, due 1/15/19-8/17/40
    3.  Republic of Indonesia, 10.375%-11.625%,
        due 5/4/14-3/4/19
    4.  Republic of Peru, 7.125%-8.75%, due
        3/30/19-11/21/33
    5.  Republic of Philippines, 8.00%-9.875%,
        due 1/15/16-2/2/30
    6.  Republic of Panama, 6.70%-9.375%,
        due 9/30/27-1/26/36
    7.  Pemex Project Funding Master Trust,
        5.75%-7.375%,
        due 12/15/14-3/1/18
    8.  Russian Federation, 7.50%, due 3/31/30
    9.  Republic of Venezuela, 6.00%-9.25%, due
        12/9/20-5/7/28
   10.  Republic of Colombia, 3.038%-11.75%,
        due 11/16/15-1/28/33







8    MainStay Global High Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH, JAMES RAMSAY, CFA, AND HOWARD BOOTH OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GLOBAL HIGH INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Global High Income Fund returned 23.06% for Investor Class shares, 23.31% for Class A shares, 22.73% for Class B shares and 22.57% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned 23.41%. All share classes outperformed the 16.98% return of the average Lipper(1) emerging markets debt fund and the 21.27% return of the JPMorgan EMBI Global Diversified Index(2) for the six months ended April 30, 2009. The JPMorgan EMBI Global Diversified Index is the Fund's broad-based securities-market index for comparison purposes. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED EMERGING-MARKET DEBT AS A WHOLE DURING THE REPORTING PERIOD?

As the reporting period began, emerging-market debt was still reeling from the after-shocks of the mid-September bankruptcy of Lehman Brothers. That bankruptcy brought lending and trading in many financial markets to a virtual halt as counterparty risk became uncertain. Fortunately, Congress, the Federal Reserve, the Federal Deposit Insurance Corporation (FDIC) and the Treasury Department stepped in with emergency measures to boost liquidity, and these measures slowly improved market confidence. While a number of large banks still needed to raise capital, the market suggested that a measure of transparency has returned.

The unblocking of credit, coupled with the huge increase in resources allocated to the International Monetary Fund, improved conditions for emerging-market debt. Most sovereign governments were able to access the capital market during the first quarter of 2009. The United States and China bolstered market confidence by assisting various emerging-market countries with currency swaps. Other multilateral creditors also stepped up to make funds available. During the reporting period, Mexico, Poland and Colombia received permission to borrow substantial sums if needed from a newly created credit facility offered by the International Monetary Fund.

In addition to the monetary expansion of the G-10,(3) including the purchase of long-term government securities by the Federal Reserve, China's fiscal stimulus appeared to bear fruit in the first few months of 2009. With economic growth better than expected, the full-year target of 8% growth once again appeared achievable. With China's growth stabilizing, commodity markets began to recover, helping many commodity producers in the developing world.

WHAT FACTORS AFFECTED THE MANAGEMENT AND PERFORMANCE OF THE FUND DURING THE REPORTING PERIOD?

The Fund's outperformance of the JPMorgan EMBI Global Diversified Index was grounded in our keen recollection of the emerging market collapse of 1998. At that time, the Asian crisis and the Russian default caused serious market disruptions. Having managed emerging-market debt funds during that difficult period, our team was acutely aware of the potential downside and we adjusted the Fund accordingly. At the same time, we identified a number of the potential opportunities created by such declines, and the Fund remained nimble when the market reached a low point in March 2009.


----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund is nondiversified. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
3. The Group of Ten or G-10, now consists of the wealthiest 11 member nations of the International Monetary Fund (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States). Although Switzerland became the eleventh member in 1994, the original name persists.


                                                    mainstayinvestments.com    9

More specifically, we increased the Fund's beta--or volatility in relation to the market as a whole--as investors became less averse to risk than they were in prior quarters. As the market moved to a new stage in its risk cycle, the yield premium attached to emerging-market debt and currencies began to decline. We increased the Fund's credit duration,(4) which allowed the Fund to benefit from a steep yield curve(5) and later from rapidly declining spreads.(6) We also increased currency exposure, which added significant value as the market responded to lower volatility by pulling capital flows from the U.S. dollar.

Concessions from the new-issue market were generous and provided excellent opportunities to add value during the reporting period. In particular, issuance from Indonesia was unusually attractive, as it was in 2008. With a concession to existing issues of nearly 100 points, Indonesian bonds rallied nearly 30 points in just nine weeks, compared to just 2 points for U.S. Treasurys.

HOW DID YOU INCREASE THE FUND'S CURRENCY EXPOSURE?

Sensing a near-term peak in the U.S. dollar, the Fund bought a number of high-yielding commodity currencies. One of the biggest gainers was the South African rand. The rand's terms of trade were improving as gold exports remained strong while oil imports fell dramatically. From the time the Fund purchased the South African rand through April 30, 2009, the rand was the world's best-performing currency, rallying nearly 20%.

WHAT CONDITIONS AFFECTED THE FUND'S WEAKER HOLDINGS DURING THE REPORTING PERIOD?

While the Fund was aggressive in its holdings of solid sovereign and corporate bonds, underweight positions in low-rated, economically challenged countries such as Ecuador, Argentina, Ukraine and Iraq detracted from results. The emerging-market debt rally, which gathered steam as the reporting period drew to a close, favored high-beta credits.

Even so, we remained skeptical that the recovery would be strong enough to provide sustainable fundamental improvements in these markets. Upcoming elections in several of these countries provided additional reasons to carefully weigh their risks.



----------
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Global High Income Fund

PORTFOLIO OF INVESTMENTS +++APRIL 30, 2009 UNAUDITED



                                         PRINCIPAL
                                            AMOUNT           VALUE
LONG-TERM BONDS  94.3%+
CORPORATE BONDS 19.7%
------------------------------------------------------------------

BAHAMAS 0.2%
Ultrapetrol, Ltd.
  9.00%, due 11/24/14                  $   450,000   $     297,000
                                                     -------------


BERMUDA 1.3%
AES China Generating Co.,
  Ltd.
  8.25%, due 6/26/10                       501,000         441,157
Asia Aluminum Holdings,
  Ltd.
  8.00%, due 12/23/11 (a)                  500,000          60,000
  8.00%, due 12/23/11                      985,000         118,200
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (a)                 1,475,000       1,187,375
                                                     -------------
                                                         1,806,732
                                                     -------------

BRAZIL 0.5%
Companhia de Saneamento
  Basico do Estado de Sao
  Paulo
  7.50%, due 11/3/16 (a)                   630,000         623,700
Independencia
  International, Ltd.
  9.875%, due 1/31/17                      400,000          52,000
                                                     -------------
                                                           675,700
                                                     -------------

COLOMBIA 0.3%
AES Chivor S.A. E.S.P.
  9.75%, due 12/30/14 (a)                  500,000         495,000
                                                     -------------


IRELAND 0.3%
TransCapitalInvest, Ltd.
  for
  OJSC AK Transneft
  8.70%, due 8/7/18 (a)                    500,000         438,726
                                                     -------------


LUXEMBOURG 3.2%
Gazprom International S.A.
  7.201%, due 2/1/20 (a)                 1,836,331       1,643,517
RSHB Capital S.A. for OJSC
  Russian Agricultural Bank
  6.97%, due 9/21/16 (b)                   300,000         219,000
Tengizchevroil Finance Co.
  S.A.R.L.
  6.124%, due 11/15/14 (a)                 274,327         224,948
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (a)                   980,000         720,300
  7.875%, due 3/13/18 (a)                1,000,000         710,000
UBS Luxembourg S.A. for
  OJSC
  Vimpel Communications
  Series Reg S
  8.25%, due 5/23/16 (a)                   900,000         634,500
  8.25%, due 5/23/16                       500,000         352,500
                                                     -------------
                                                         4,504,765
                                                     -------------

MALAYSIA 1.3%
Petronas Capital, Ltd.
  7.875%, due 5/22/22                    1,705,000       1,912,720
                                                     -------------


MEXICO 0.8%
America Movil SAB de C.V.
  5.50%, due 3/1/14                        400,000         387,942
Grupo Televisa S.A.
  6.00%, due 5/15/18                       750,000         684,759
                                                     -------------
                                                         1,072,701
                                                     -------------

NETHERLANDS 0.9%
Intergas Finance B.V.
  6.375%, due 5/14/17 (a)                  500,000         335,000
Majapahit Holding B.V.
  7.25%, due 6/28/17 (a)                   400,000         321,000
Paiton Energy Funding B.V.
  9.34%, due 2/15/14                       763,446         671,832
                                                     -------------
                                                         1,327,832
                                                     -------------

PANAMA 0.1%
AES El Salvador Trust
  6.75%, due 2/1/16 (a)                    300,000         144,945
                                                     -------------


PHILIPPINES 0.2%
National Power Corp.
  6.875%, due 11/2/16 (a)                  300,000         280,500
                                                     -------------


RUSSIA 0.8%
Raspadskaya Securities,
  Ltd.
  7.50%, due 5/22/12                     1,500,000       1,107,557
                                                     -------------


UNITED STATES 8.6%
Altria Group, Inc.
  9.70%, due 11/10/18                      820,000         958,204
  9.95%, due 11/10/38                      460,000         504,929
Anadarko Petroleum Corp.
  5.95%, due 9/15/16                     1,300,000       1,176,172
AT&T, Inc.
  6.55%, due 2/15/39                       300,000         288,515


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                         PRINCIPAL
                                            AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
UNITED STATES (CONTINUED)
Boeing Co. (The)
  6.00%, due 3/15/19                   $   400,000   $     420,629
Morgan Stanley
  6.75%, due 4/15/11                     1,540,000       1,574,156
V  Pemex Project Funding
  Master Trust
  5.75%, due 3/1/18                      5,600,000       5,068,000
  7.375%, due 12/15/14                   1,440,000       1,493,732
Pfizer, Inc.
  7.20%, due 3/15/39                       700,000         769,116
                                                     -------------
                                                        12,253,453
                                                     -------------

VENEZUELA 0.6%
Petroleos de Venezuela S.A.
  5.25%, due 4/12/17                     1,940,000         879,790
                                                     -------------


VIRGIN ISLANDS 0.6%
Galaxy Entertainment
  Finance Co., Ltd.
  Series Reg S
  9.875%, due 12/15/12                   1,000,000         780,000
                                                     -------------
Total Corporate Bonds
  (Cost $31,706,799)                                    27,977,421
                                                     -------------

GOVERNMENT & FEDERAL AGENCIES 70.0%
------------------------------------------------------------------

ARGENTINA 1.2%
Republic of Argentina
  (zero coupon), due
  12/15/35                              10,300,000         353,290
  2.50%, due 12/31/38                    7,360,000       1,376,320
  8.28%, due 12/31/33                            2               1
                                                     -------------
                                                         1,729,611
                                                     -------------

AUSTRALIA 1.1%
Australia Government Bond
  6.25%, due 6/15/14                  A$ 2,006,000       1,605,979
                                                     -------------


BRAZIL 9.7%
Brazil Notas do Tesouro
  Nacional
  Series F
  10.00%, due 1/1/14                  R$ 6,210,000       2,689,709
V  Federal Republic of
  Brazil
  5.875%, due 1/15/19                  $ 1,250,000       1,236,250
  8.25%, due 1/20/34                     4,801,000       5,461,137
  Series B
  8.875%, due 4/15/24                    1,475,000       1,736,813
  10.125%, due 5/15/27                   1,500,000       1,975,725
  11.00%, due 8/17/40                      575,000         734,563
                                                     -------------
                                                        13,834,197
                                                     -------------

COLOMBIA 4.2%
V  Republic of Colombia
  3.038%, due 11/16/15 (b)                 500,000         462,500
  7.375%, due 1/27/17                    1,050,000       1,123,500
  8.125%, due 5/21/24                    2,830,000       3,098,850
  10.375%, due 1/28/33                     500,000         630,000
  11.75%, due 2/25/20                      430,000         579,425
                                                     -------------
                                                         5,894,275
                                                     -------------

DOMINICAN REPUBLIC 0.7%
Dominican Republic
  Series Reg S
  9.04%, due 1/23/18                       546,488         474,079
  9.04%, due 1/23/18 (a)                   655,786         568,894
                                                     -------------
                                                         1,042,973
                                                     -------------

EL SALVADOR 1.4%
Republic of El Salvador
  7.65%, due 6/15/35                       800,000         640,000
  8.25%, due 4/10/32 (a)                 1,550,000       1,325,250
                                                     -------------
                                                         1,965,250
                                                     -------------

INDONESIA 6.8%
Indonesia Government
  International Bond
  6.625%, due 2/17/37 (a)                2,000,000       1,560,000

V  Republic of Indonesia
  10.375%, due 5/4/14 (a)                1,000,000       1,100,000
  11.625%, due 3/4/19 (a)                5,900,000       7,050,500
                                                     -------------
                                                         9,710,500
                                                     -------------

ISRAEL 0.9%
Israel Government
  International Bond
  5.125%, due 3/26/19                    1,300,000       1,310,067
                                                     -------------


JAMAICA 0.3%
Jamaica Government
  8.00%, due 6/24/19                       650,000         455,000
                                                     -------------


LEBANON 1.1%
Republic of Lebanon
  Series Reg S
  8.25%, due 4/12/21                     1,650,000       1,559,250
                                                     -------------


MEXICO 2.0%
United Mexican States
  7.25%, due 12/15/16                 M$39,250,000       2,809,704
                                                     -------------






12    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                         PRINCIPAL
                                            AMOUNT           VALUE
GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
PANAMA 5.3%
V  Republic of Panama
  6.70%, due 1/26/36                   $   558,000   $     538,470
  8.875%, due 9/30/27                      920,000       1,051,100
  9.375%, due 4/1/29                     5,052,000       5,910,840
                                                     -------------
                                                         7,500,410
                                                     -------------

PERU 6.1%
V  Republic of Peru
  7.125%, due 3/30/19                    2,800,000       3,024,000
  7.35%, due 7/21/25                     2,400,000       2,586,000
  8.75%, due 11/21/33                    2,500,000       3,006,250
                                                     -------------
                                                         8,616,250
                                                     -------------

PHILIPPINES 6.1%
V  Republic of Philippines
  8.00%, due 1/15/16                       650,000         710,125
  9.375%, due 1/18/17                      830,000         971,100
  9.50%, due 2/2/30                      4,660,000       5,557,050
  9.875%, due 1/15/19                    1,130,000       1,353,175
                                                     -------------
                                                         8,591,450
                                                     -------------

POLAND 0.8%
Poland Government Bond
  5.25%, due 4/25/13                  z+ 3,630,000       1,065,839
                                                     -------------


RUSSIA 4.4%
V  Russian Federation
  7.50%, due 3/31/30                   $ 6,479,760       6,307,917
                                                     -------------

SOUTH AFRICA 1.0%
Republic of South Africa
  6.50%, due 6/2/14                      1,300,000       1,355,250
                                                     -------------


TURKEY 8.9%
V  Republic of Turkey
  (zero coupon), due
  1/13/10                            YTL 1,614,000         937,053
  6.875%, due 3/17/36                  $   200,000         172,000
  7.25%, due 3/15/15                     1,510,000       1,540,200
  7.375%, due 2/5/25                     6,225,000       6,007,125
  7.50%, due 11/7/19                       800,000         794,280
  9.50%, due 1/15/14                     2,850,000       3,220,500
                                                     -------------
                                                        12,671,158
                                                     -------------

UKRAINE 0.7%
Ukraine Government
  6.75%, due 11/14/17 (a)                1,200,000         708,000
  6.875%, due 3/4/11 (a)                   350,000         245,000
                                                     -------------
                                                           953,000
                                                     -------------

URUGUAY 2.9%
Republic of Uruguay
  9.25%, due 5/17/17                     3,835,000       4,151,387
                                                     -------------


VENEZUELA 4.4%
V  Republic of Venezuela
  6.00%, due 12/9/20                     4,300,000       2,085,500
  Series Reg S
  9.25%, due 5/7/28                      7,270,000       4,198,425
                                                     -------------
                                                         6,283,925
                                                     -------------

Total Government & Federal
  Agencies
  (Cost $99,978,572)                                    99,413,392
                                                     -------------

YANKEE BONDS 4.6% (C)
------------------------------------------------------------------

AUSTRALIA 0.4%
BHP Billiton Finance USA,
  Ltd.
  5.50%, due 4/1/14                        600,000         631,721
                                                     -------------


FRANCE 0.2%
Electricite de France
  6.95%, due 1/26/39 (a)                   300,000         316,315
                                                     -------------


GERMANY 0.9%
Aries Vermoegensverwaltungs
  GmbH
  Series Reg S
  9.60%, due 10/25/14                    1,000,000       1,255,000
                                                     -------------


REPUBLIC OF KOREA 1.2%
Industrial Bank of Korea
  7.125%, due 4/23/14 (a)                1,700,000       1,672,453
                                                     -------------


UNITED ARAB EMIRATES 1.0%
Abu Dhabi National Energy
  Co.
  7.25%, due 8/1/18 (a)                  1,425,000       1,397,245
                                                     -------------


UNITED STATES 0.9%
Petroleos Mexicanos
  Series Reg S
  8.00%, due 5/3/19                      1,150,000       1,223,350
                                                     -------------
Total Yankee Bonds
  (Cost $6,258,653)                                      6,496,084
                                                     -------------
Total Long-Term Bonds
  (Cost $137,944,024)                                  133,886,897
                                                     -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                         PRINCIPAL
                                            AMOUNT           VALUE
SHORT-TERM INVESTMENT 5.0%
------------------------------------------------------------------

REPURCHASE AGREEMENT 5.0%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $7,147,557
  (Collateralized by a
  United States Treasury
  Bill with a zero coupon
  rate and a maturity date
  of 05/28/09, with a
  Principal Amount of
  $7,295,000 and a Market
  Value of $7,295,000)                 $ 7,147,547   $   7,147,547
                                                     -------------
Total Short-Term Investment
  (Cost $7,147,547)                                      7,147,547
                                                     -------------
Total Investments
  (Cost $145,091,571) (d)                     99.3%    141,034,444
Cash and Other Assets,
  Less Liabilities                             0.7       1,021,291
                                             -----    ------------
Net Assets                                   100.0%  $ 142,055,735
                                             =====    ============





+++  On a daily basis New York Life
     Investment's confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b) Floating rate. Rate shown is the rate in effect at April 30, 2009.
(c)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(d)  At April 30, 2009, cost is $145,859,726
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $   7,008,971
Gross unrealized depreciation        (11,834,253)
                                           -----
Net unrealized depreciation        $  (4,825,282)
                                    ============



The following abbreviations are used in the above portfolio:
A$--Australian Dollar
z+--Polish Zloty
R$--Brazilian Real
M$--Mexican Peso
YTL--Turkish Lira


The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                         INVESTMENTS IN   OTHER FINANCIAL
 VALUATION INPUTS            SECURITIES   INSTRUMENTS (A)
Level 1--Quoted Prices     $         --          $151,569
Level 2--Other
  Significant
  Observable Inputs         141,034,444                --
Level 3--Significant
  Unobservable Inputs                --                --
                           ------------          --------
Total                      $141,034,444          $151,569
                           ============          ========




(a) Other financial instruments include foreign forward currency contracts.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).




14    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $145,091,571)     $141,034,444
Cash denominated in foreign
  currencies
  (identified cost $166,068)              164,476
Receivables:
  Investment securities sold            3,484,064
  Interest                              2,866,126
  Fund shares sold                        578,722
Other assets                               36,140
Unrealized appreciation on foreign
  currency forward contracts              197,852
                                     ------------
     Total assets                     148,361,824
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased       5,396,143
  Fund shares redeemed                    299,189
  Transfer agent (See Note 3)             118,778
  Manager (See Note 3)                     71,661
  NYLIFE Distributors (See Note 3)         61,581
  Professional fees                        29,314
  Shareholder communication                28,472
  Custodian                                26,154
  Trustees                                    909
Accrued expenses                            1,344
Dividend payable                          226,261
Unrealized depreciation on foreign
  currency forward contracts               46,283
                                     ------------
     Total liabilities                  6,306,089
                                     ------------
Net assets                           $142,055,735
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    150,745
Additional paid-in capital            161,489,279
                                     ------------
                                      161,640,024
Distributions in excess of net
  investment income                      (795,912)
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (14,888,816)
Net unrealized depreciation on
  investments                          (4,057,127)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               157,566
                                     ------------
Net assets                           $142,055,735
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 15,201,126
                                     ============
Shares of beneficial interest
  outstanding                           1,598,942
                                     ============
Net asset value per share
  outstanding                        $       9.51
Maximum sales charge (4.50% of
  offering price)                            0.45
                                     ------------
Maximum offering price per share
  outstanding                        $       9.96
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 69,905,268
                                     ============
Shares of beneficial interest
  outstanding                           7,392,991
                                     ============
Net asset value per share
  outstanding                        $       9.46
Maximum sales charge (4.50% of
  offering price)                            0.45
                                     ------------
Maximum offering price per share
  outstanding                        $       9.91
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 22,665,168
                                     ============
Shares of beneficial interest
  outstanding                           2,422,273
                                     ============
Net asset value and offering price
  per share outstanding              $       9.36
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 32,964,065
                                     ============
Shares of beneficial interest
  outstanding                           3,520,703
                                     ============
Net asset value and offering price
  per share outstanding              $       9.36
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  1,320,108
                                     ============
Shares of beneficial interest
  outstanding                             139,553
                                     ============
Net asset value and offering price
  per share outstanding              $       9.46
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 5,884,047
                                      -----------
EXPENSES:
  Manager (See Note 3)                    468,992
  Transfer agent--Investor Class
     (See Note 3)                          32,109
  Transfer agent--Class A (See Note
     3)                                    75,681
  Transfer agent--Classes B and C
     (See Note 3)                         118,438
  Transfer agent--Class I (See Note
     3)                                       386
  Distribution--Class B (See Note 3)       80,954
  Distribution--Class C (See Note 3)      109,891
  Distribution/Service--Investor
     Class (See Note 3)                    17,256
  Distribution/Service--Class A (See
     Note 3)                               79,212
  Service--Class B (See Note 3)            26,985
  Service--Class C (See Note 3)            36,630
  Registration                             36,840
  Shareholder communication                36,097
  Professional fees                        34,839
  Custodian                                23,527
  Trustees                                  3,548
  Miscellaneous                             7,831
                                      -----------
     Total expenses before waiver       1,189,216
  Expense waiver from Manager (See
     Note 3)                              (96,256)
                                      -----------
     Net expenses                       1,092,960
                                      -----------
Net investment income                   4,791,087
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (9,759,498)
  Foreign currency transactions           290,351
                                      -----------
Net realized loss on investments and
  foreign currency transactions        (9,469,147)
                                      -----------
Net change in unrealized
  appreciation
  (depreciation) on:
  Security transactions                31,851,304
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                   (474,906)
                                      -----------
Net change in unrealized
  depreciation on investments and
  foreign currency transactions        31,376,398
                                      -----------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                         21,907,251
                                      -----------
Net increase in net assets resulting
  from
  operations                          $26,698,338
                                      ===========






16    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  4,791,087   $ 11,147,786
 Net realized loss on
  investments, swap contracts
  and foreign currency
  transactions                   (9,469,147)    (5,223,761)
 Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency transactions          31,376,398    (54,206,944)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     26,698,338    (48,282,919)
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                 (604,522)      (565,045)
    Class A                      (2,857,402)    (6,620,885)
    Class B                        (879,325)    (1,687,843)
    Class C                      (1,193,563)    (2,172,047)
    Class I                         (14,388)        (2,888)
                               ---------------------------
                                 (5,549,200)   (11,048,708)
                               ---------------------------
 From net realized gain on investments:
    Class A                              --     (2,676,994)
    Class B                              --       (753,826)
    Class C                              --       (915,247)
    Class I                              --         (1,091)
                               ---------------------------
                                         --     (4,347,158)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                   (5,549,200)   (15,395,866)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         17,770,763     35,211,015
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               3,873,916     10,910,871
 Cost of shares redeemed        (21,653,472)   (80,604,996)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions              (8,793)   (34,483,110)
                               ---------------------------
    Net increase (decrease)
     in net assets               21,140,345    (98,161,895)

NET ASSETS:
Beginning of period             120,915,390    219,077,285
                               ---------------------------
End of period                  $142,055,735   $120,915,390
                               ===========================
Distributions in excess of
 net investment income at
 end of period                 $   (795,912)  $    (37,799)
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                        INVESTOR CLASS
                                               --------------------------------
                                                                   FEBRUARY 28,
                                               SIX MONTHS             2008**
                                                  ENDED               THROUGH
                                                APRIL 30,           OCTOBER 31,

                                               --------------------------------
                                                  2009*                2008
Net asset value at beginning of
  period                                         $  8.07              $ 11.27
                                                 -------              -------
Net investment income                               0.33 (a)             0.42 (a)
Net realized and unrealized gain
  (loss) on investments                             1.50                (3.23)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                     (0.01)                0.02
                                                 -------              -------
Total from investment operations                    1.82                (2.79)
                                                 -------              -------
Less dividends and distributions:
  From net investment income                       (0.38)               (0.41)
  From net realized gain on
     investments                                      --                   --
                                                 -------              -------
Total dividends and distributions                  (0.38)               (0.41)
                                                 -------              -------
Net asset value at end of period                 $  9.51              $  8.07
                                                 =======              =======
Total investment return (c)                        23.06%(d)           (25.54%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                             7.67%++              5.79% ++
  Net expenses                                      1.50%++              1.50% ++
  Expenses (before recoupment/
     waiver/reimbursement)                          1.67%++              1.53% ++
Portfolio turnover rate                               62%                  55%
Net assets at end of period (in
  000's)                                         $15,201              $12,662




                                                                                 CLASS B
                                            --------------------------------------------------------------------------------

                                            SIX MONTHS
                                               ENDED
                                             APRIL 30,                            YEAR ENDED OCTOBER 31,

                                            --------------------------------------------------------------------------------
                                               2009*           2008          2007          2006          2005          2004
Net asset value at beginning of
  period                                      $  7.94        $ 11.70       $ 11.72       $ 11.36       $ 11.10       $ 10.44
                                              -------        -------       -------       -------       -------       -------
Net investment income                            0.30 (a)       0.56 (a)      0.58 (a)      0.60 (a)      0.65          0.69
Net realized and unrealized gain
  (loss) on investments                          1.48          (3.54)         0.23          0.58 (b)      0.48          0.65
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                  (0.01)          0.02          0.01          0.01         (0.00)++      (0.00)++
                                              -------        -------       -------       -------       -------       -------
Total from investment operations                 1.77          (2.96)         0.82          1.19          1.13          1.34
                                              -------        -------       -------       -------       -------       -------
Less dividends and distributions:
  From net investment income                    (0.35)         (0.57)        (0.58)        (0.83)        (0.68)        (0.68)
  From net realized gain on
     investments                                   --          (0.23)        (0.26)           --         (0.19)           --
                                              -------        -------       -------       -------       -------       -------
Total dividends and distributions               (0.35)         (0.80)        (0.84)        (0.83)        (0.87)        (0.68)
                                              -------        -------       -------       -------       -------       -------
Net asset value at end of period              $  9.36        $  7.94       $ 11.70       $ 11.72       $ 11.36       $ 11.10
                                              =======        =======       =======       =======       =======       =======
Total investment return (c)                     22.73%(d)     (26.92%)        7.28%        10.87%(b)(e)  10.62%        13.36%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          6.93%++        5.21%         4.95%         5.22%         5.88%         6.54%
  Net expenses                                   2.25%++        2.20%         2.15%         2.15%         2.18%         2.28%
  Expenses (before recoupment/
     waiver/reimbursement)                       2.42%++        2.19%         2.12%         2.18%(e)      2.21%         2.28%
Portfolio turnover rate                            62%            55%           30%           33%           34%           24%
Net assets at end of period (in
  000's)                                      $22,665        $21,006       $37,913       $43,136       $57,500       $31,459




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.





18    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           CLASS A
              -------------------------------------------------------------------------------------------------

              SIX MONTHS
                 ENDED
               APRIL 30,                                      YEAR ENDED OCTOBER 31,

              -------------------------------------------------------------------------------------------------
                 2009*              2008             2007              2006              2005             2004
                $  8.02           $ 11.81          $  11.82          $  11.44          $ 11.17          $ 10.49
                -------           -------          --------          --------          -------          -------
                   0.34 (a)          0.67 (a)          0.67 (a)          0.69 (a)         0.73             0.76
                   1.50             (3.59)             0.24              0.59 (b)         0.49             0.67

                  (0.01)             0.02              0.01              0.01             0.00 ++          0.00 ++
                -------           -------          --------          --------          -------          -------
                   1.83             (2.90)             0.92              1.29             1.22             1.43
                -------           -------          --------          --------          -------          -------

                  (0.39)            (0.66)            (0.67)            (0.91)           (0.76)           (0.75)
                     --             (0.23)            (0.26)               --            (0.19)              --
                -------           -------          --------          --------          -------          -------
                  (0.39)            (0.89)            (0.93)            (0.91)           (0.95)           (0.75)
                -------           -------          --------          --------          -------          -------
                $  9.46           $  8.02          $  11.81          $  11.82          $ 11.44          $ 11.17
                =======           =======          ========          ========          =======          =======
                  23.31%(d)        (26.29%)            8.11%            11.75%(b)(e)     11.35%           14.26%

                   7.86%++           6.08%             5.70%             5.97%            6.63%            7.29%
                   1.31%++           1.34%             1.40%             1.40%            1.43%            1.53%

                   1.44%++           1.37%             1.37%             1.43%(e)         1.46%            1.53%
                     62%               55%               30%               33%              34%              24%
                $69,905           $59,843          $135,321          $121,810          $86,515          $44,434




                                                          CLASS C
              -----------------------------------------------------------------------------------------------

              SIX MONTHS
                 ENDED
               APRIL 30,                                     YEAR ENDED OCTOBER 31,

              -----------------------------------------------------------------------------------------------
                 2009*              2008             2007             2006             2005             2004
                $  7.95           $ 11.70          $ 11.72          $ 11.36          $ 11.10          $ 10.44
                -------           -------          -------          -------          -------          -------
                   0.30 (a)          0.57 (a)         0.58 (a)         0.60 (a)         0.65             0.69
                   1.47             (3.54)            0.23             0.58 (b)         0.48             0.65

                  (0.01)             0.02             0.01             0.01            (0.00)++         (0.00)++
                -------           -------          -------          -------          -------          -------
                   1.76             (2.95)            0.82             1.19             1.13             1.34
                -------           -------          -------          -------          -------          -------


                  (0.35)            (0.57)           (0.58)           (0.83)           (0.68)           (0.68)
                     --             (0.23)           (0.26)              --            (0.19)              --
                -------           -------          -------          -------          -------          -------
                  (0.35)            (0.80)           (0.84)           (0.83)           (0.87)           (0.68)
                -------           -------          -------          -------          -------          -------
                $  9.36           $  7.95          $ 11.70          $ 11.72          $ 11.36          $ 11.10
                =======           =======          =======          =======          =======          =======
                  22.57%(d)        (26.83%)           7.28%           10.87%(b)(e)     10.62%           13.36%

                   6.91%++           5.22%            4.95%            5.22%            5.88%            6.54%
                   2.25%++           2.19%            2.15%            2.15%            2.18%            2.28%

                   2.42%++           2.20%            2.12%            2.18%(e)         2.21%            2.28%
                     62%               55%              30%              33%              34%              24%
                $32,964           $27,377          $45,786          $39,176          $28,547          $16,455




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      CLASS I
                                               ----------------------------------------------------
                                                                                         AUGUST 31,
                                               SIX MONTHS              YEAR                2007**
                                                  ENDED               ENDED               THROUGH
                                                APRIL 30,          OCTOBER 31,          OCTOBER 31,

                                               ----------------------------------------------------
                                                  2009*                2008                 2007
Net asset value at beginning of
  period                                         $ 8.02              $ 11.81               $11.26
                                                 ------              -------               ------
Net investment income                              0.33 (a)             0.69 (a)             0.11 (a)
Net realized and unrealized gain
  (loss) on investments                            1.52                (3.58)                0.52
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                                    (0.01)                0.02                 0.04
                                                 ------              -------               ------
Total from investment operations                   1.84                (2.87)                0.67
                                                 ------              -------               ------
Less dividends and distributions:
  From net investment income                      (0.40)               (0.69)               (0.12)
  From net realized gain on
     investments                                     --                (0.23)                  --
                                                 ------              -------               ------
Total dividends and distributions                 (0.40)               (0.92)               (0.12)
                                                 ------              -------               ------
Net asset value at end of period                 $ 9.46              $  8.02               $11.81
                                                 ======              =======               ======
Total investment return (b)                       23.41%(c)           (26.11%)               5.95%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                            7.38%++              6.28%                6.12%++
  Net expenses                                     1.15%++              1.14%                1.15%++
Expenses (before recoupment/
  waiver/reimbursement)                            1.19%++              1.15%                0.99%++
Portfolio turnover rate                              62%                  55%                  30%
Net assets at end of period (in
  000's)                                         $1,320              $    27               $   57




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.





20    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Global High Income Fund (the "Fund"), a non-diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural

                                                   mainstayinvestments.com    21
disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.



22    MainStay Global High Income Fund

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Funds assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)


                                                   mainstayinvestments.com    23

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) SWAP AGREEMENTS. The Fund may enter into credit default, interest rate, index and currency exchange rate swap agreements ("swaps") for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return or for other portfolio management purposes. In a standard swaps transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

(K) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.



24    MainStay Global High Income Fund

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(L) CONCENTRATION OF RISK. The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(M) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.02% increase in the management fee. This increase was offset by a 0.02% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.31%; Class B, 2.25%; Class C, 2.25%; and Class I, 1.15%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the

                                                   mainstayinvestments.com    25
amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $468,992 and waived its fees in the amount of $96,256.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                      OCTOBER 31,
   2009                   2011                2012           TOTAL
 $12,913                $38,366             $96,256        $147,535
-------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,838 and $4,791, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $138, $19,049 and $13,394, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $226,614.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $5,642,557    8.1%
--------------------------------------------------
Class C                                 302    0.0++
--------------------------------------------------
Class I                              24,019    1.8
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $4,450.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $4,651,514 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss


26    MainStay Global High Income Fund
carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016               $4,652
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                    $11,048,734
  Long-Term Capital Gains              4,347,132
------------------------------------------------
Total                                $15,395,866
------------------------------------------------



NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2009, the Fund held the following foreign currency forward contracts:

                                                         CONTRACT       CONTRACT         UNREALIZED
                                                           AMOUNT         AMOUNT      APPRECIATION/
                                                        PURCHASED           SOLD     (DEPRECIATION)
Foreign Currency Buy Contracts:
---------------------------------------------------------------------------------------------------
Korean Won vs. U.S. Dollar, expiring 5/7/09     KRW 1,700,000,000     $1,272,931           $ 52,132
---------------------------------------------------------------------------------------------------
South African Rand vs. U.S. Dollar, expiring
  5/15/09                                       ZAR    14,000,000      1,531,561            118,111
---------------------------------------------------------------------------------------------------




                                                         CONTRACT      CONTRACT
                                                           AMOUNT        AMOUNT
                                                             SOLD     PURCHASED
Foreign Currency Sale Contracts:
-----------------------------------------------------------------------------------------------------
Mexican Peso vs. U.S. Dollar, expiring
  5/28/09                                       MXN    10,000,000       748,811                27,609
-----------------------------------------------------------------------------------------------------
South African Rand vs. U.S. Dollar, expiring
  5/15/09                                       ZAR    14,000,000     1,603,390               (46,283)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign
  currency forward contracts                                                                 $151,569
-----------------------------------------------------------------------------------------------------



As of April 30, 2009, the Fund held the following foreign currencies:

                                                       CURRENCY          COST           VALUE
Mexican Peso                                    MXN   1,432,232     $ 107,808        $103,741
---------------------------------------------------------------------------------------------
Polish Zloty                                    PLN     190,575        54,461          56,986
---------------------------------------------------------------------------------------------
Turkish Lira                                    YTL       6,000         3,799           3,749
---------------------------------------------------------------------------------------------
Total                                                               $ 166,068        $164,476
---------------------------------------------------------------------------------------------



NOTE 6--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of U.S. Government securities were $3,903 and $5,195, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $70,321 and $70,734, respectively.


                                                   mainstayinvestments.com    27

NOTE 9--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                       96,747   $    932,976
Shares issued to
  shareholders in
  reinvestment of dividends       75,519        584,039
Shares redeemed                 (217,203)    (1,914,399)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (44,937)      (397,384)
Shares converted into
  Investor Class (See Note
  1)                              78,790        688,516
Shares converted from
  Investor Class (See Note
  1)                              (4,704)       (41,664)
                              -------------------------
Net increase                      29,149   $    249,468
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      460,861   $  5,118,838
Shares issued to
  shareholders in
  reinvestment of dividends       52,591        544,395
Shares redeemed                 (264,625)    (2,779,976)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     248,827      2,883,257
Shares converted into
  Investor Class (See Note
  1)                           1,460,537     16,144,606
Shares converted from
  Investor Class (See Note
  1)                            (139,571)    (1,458,463)
                              -------------------------
Net increase                   1,569,793   $ 17,569,400
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      818,868   $  7,554,468
Shares issued to
  shareholders in
  reinvestment of dividends      243,052      1,865,328
Shares redeemed               (1,146,482)    (9,970,350)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (84,562)      (550,554)
Shares converted into Class
  A (See Note 1)                  59,812        513,780
Shares converted from Class
  A (See Note 1)                 (41,299)      (370,864)
                              -------------------------
Net decrease                     (66,049)  $   (407,638)
                              =========================
Year ended October 31, 2008:
Shares sold                    1,712,333   $ 19,078,353
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              588,304      6,477,205
Shares redeemed               (5,169,258)   (54,184,103)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,868,621)   (28,628,545)
Shares converted into Class
  A (See Note 1)                 284,176      3,049,715
Shares converted from Class
  A (See Note 1)              (1,416,051)   (15,592,376)
                              -------------------------
Net decrease                  (4,000,496)  $(41,171,206)
                              =========================

 CLASS B                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      122,645   $  1,174,506
Shares issued to
  shareholders in
  reinvestment of dividends       92,362        700,754
Shares redeemed                 (343,569)    (2,946,613)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (128,562)    (1,071,353)
Shares converted from Class
  B (See Note 1)                 (93,957)      (789,768)
                              -------------------------
Net decrease                    (222,519)  $ (1,861,121)
                              =========================
Year ended October 31, 2008:
Shares sold                      321,100   $  3,507,746
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              180,175      1,955,791
Shares redeemed                 (900,354)    (9,647,430)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (399,079)    (4,183,893)
Shares converted from Class
  B (See Note 1)                (196,767)    (2,143,482)
                              -------------------------
Net decrease                    (595,846)  $ (6,327,375)
                              =========================


 CLASS C                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      783,601   $  6,916,799
Shares issued to
  shareholders in
  reinvestment of dividends       92,945        709,759
Shares redeemed                 (800,790)    (6,819,048)
                              -------------------------
Net increase                      75,756   $    807,510
                              =========================
Year ended October 31, 2008:
Shares sold                      691,238   $  7,502,171
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              178,021      1,931,330
Shares redeemed               (1,336,692)   (13,970,477)
                              -------------------------
Net decrease                    (467,433)  $ (4,536,976)
                              =========================


 CLASS I                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      135,013   $  1,192,014
Shares issued to
  shareholders in
  reinvestment of dividends        1,532         14,036
Shares redeemed                     (316)        (3,062)
                              -------------------------
Net increase                     136,229   $  1,202,988
                              =========================
Year ended October 31, 2008:
Shares sold                          344   $      3,907
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  198          2,150
Shares redeemed                   (2,045)       (23,010)
                              -------------------------
Net decrease                      (1,503)  $    (16,953)
                              =========================







28    MainStay Global High Income Fund

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.





                                                   mainstayinvestments.com    29

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




30    MainStay Global High Income Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A015866         (RECYCLE LOGO)            MS140-09           MSGH10-06/09
                                                                          20

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GOVERNMENT FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GOVERNMENT FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              21
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        28
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       28

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          2.87%    1.86%    3.72%    4.52%
Excluding sales charges     7.71     6.66     4.68     5.00




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY GOVERNMENT    LEHMAN BROTHERS
                 FUND INVESTOR       GOVERNMENT BOND
                     CLASS                INDEX
              -------------------    ---------------
4/30/99               9550                10000
                      9614                10199
                     10641                11371
                     11361                12225
                     12445                13604
                     12375                13691
                     12865                14358
                     12894                14393
                     13711                15366
                     14583                16802
4/30/09              15554                17983






CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          2.84%    2.02%    3.75%    4.53%
Excluding sales charges     7.68     6.82     4.71     5.01




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY GOVERNMENT    LEHMAN BROTHERS
                              FUND CLASS        GOVERNMENT BOND
                                  A                  INDEX
                         -------------------    ---------------
4/30/99                         23875                25000
                                24035                25497
                                26601                28426
                                28402                30563
                                31112                34010
                                30937                34228
                                32163                35895
                                32236                35984
                                34277                38415
                                36449                42005
4/30/09                         38937                44958






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          2.21%    0.89%    3.57%    4.23%
Excluding sales charges     7.21     5.89     3.92     4.23




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                         MAINSTAY GOVERNMENT    LEHMAN BROTHERS
                                              FUND CLASS        GOVERNMENT BOND
                                                  B                  INDEX
                                         -------------------    ---------------
4/30/99                                         10000                10000
                                                 9985                10199
                                                10983                11371
                                                11639                12225
                                                12641                13604
                                                12487                13691
                                                12883                14358
                                                12830                14393
                                                13541                15366
                                                14291                16802
4/30/09                                         15132                17983





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          6.34%    4.89%    3.92%    4.23%
Excluding sales charges     7.34     5.89     3.92     4.23




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY GOVERNMENT    LEHMAN BROTHERS
                                      FUND CLASS        GOVERNMENT BOND
                                          C                  INDEX
                                 -------------------    ---------------
4/30/99                                 10000                10000
                                         9985                10199
                                        10983                11371
                                        11639                12225
                                        12641                13604
                                        12487                13691
                                        12882                14358
                                        12814                14393
                                        13525                15366
                                        14292                16802
4/30/09                                 15133                17983






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             SIX      ONE     FIVE     TEN
TOTAL RETURNS    MONTHS    YEAR    YEARS    YEARS
-------------------------------------------------
                  8.00%    7.30%    5.27%    5.41%




(PERFORMANCE GRAPH)

                                 MAINSTAY GOVERNMENT    LEHMAN BROTHERS
                                      FUND CLASS        GOVERNMENT BOND
                                          I                  INDEX
                                 -------------------    ---------------
4/30/99                                 10000                10000
                                        10075                10199
                                        11190                11371
                                        11988                12225
                                        13146                13604
                                        13098                13691
                                        13684                14358
                                        13780                14393
                                        14722                15366
                                        15778                16802
4/30/09                                 16930                17983







 BENCHMARK PERFORMANCE                              SIX      ONE     FIVE     TEN
                                                  MONTHS    YEAR    YEARS    YEARS
----------------------------------------------------------------------------------------
Barclays Capital U.S. Government Bond Index(4)     5.85%    7.03%    5.61%    6.04%
Average Lipper general U.S. government fund(5)     6.90     4.68     4.13     4.74



2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Barclays Capital U.S. Government Bond Index (formerly named the Lehman Brothers(R) U.S. Government Bond Index) is comprised of publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. The Barclays Capital U.S. Government Bond Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper general U.S. government fund is representative of funds that invest primarily in U.S. government and agency issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Government Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GOVERNMENT FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,077.10        $5.25          $1,019.70         $5.11
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,076.80        $4.53          $1,020.40         $4.41
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,072.10        $9.09          $1,016.00         $8.85
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,073.40        $9.10          $1,016.00         $8.85
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,080.00        $2.06          $1,022.80         $2.01
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.02% for Investor Class, 0.88% for Class A, 1.77% for Class B and Class C and 0.40% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              79.2
Corporate Bonds                                 13.5
Short-Term Investment                            9.5
Asset-Backed Securities                          2.4
Mortgage-Backed Securities                       1.4
Municipal Bond                                   0.5
Futures Contracts Long                           0.0
Futures Contracts Short                         (0.1)
Liabilities in Excess of Cash and Other
  Assets                                        (6.4)





See Portfolio of Investments on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  United States Treasury Note, 4.75%, due
        8/15/17
    2.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 5.50%, due 6/1/33
    3.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 4.50%, due 7/1/18
    4.  Overseas Private Investment Corporation,
        5.142%, due 12/15/23
    5.  United States Treasury Bond, 8.75%, due
        8/15/20
    6.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 5.50%, due 12/1/33
    7.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 4.50%, due 6/1/23
    8.  Federal Home Loan Bank, 5.50%, due
        7/15/36
    9.  General Electric Capital Corp., 2.20%,
        due 6/8/12
   10.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 4.50%, due 11/1/18






8    MainStay Government Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GOVERNMENT FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Government Fund returned 7.71% for Investor Class shares, 7.68% for Class A shares, 7.21% for Class B shares and 7.34% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned 8.00%. All share classes outperformed the 6.90% return of the average Lipper(1) general U.S. government fund and the 5.85% return of the Barclays Capital U.S. Government Bond Index(2) for the six-month reporting period. The Barclays Capital U.S. Government Bond Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

We positioned the Fund defensively during the reporting period. The Fund favored spread,(3) or non-Treasury, sectors with some form of government backing, as the Federal Reserve formally adopted and implemented quantitative easing, a way to expand the money supply through direct security purchases. The strategy anticipated the purchase of longer-term Treasurys, agency mortgage-backed securities and agency debt. The Federal Reserve's presence as a backstop improved the attractiveness of riskier assets.

In the mortgage sector, we favored high-quality Ginnie Mae securities. We avoided lower-coupon conventional Fannie Mae securities, where extension risk (i.e. the risk that slowing prepayments might lengthen duration) seemed excessive. In securitized-debt sectors, the Fund maintained only a modest allocation to commercial mortgage-backed securities. During the fourth quarter of 2008, we recognized that fundamentals in the commercial real estate market were deteriorating, and we reduced the Fund's exposure to that sector. Although the sector's performance later improved, the Fund remained cautious, with a modest allocation to commercial mortgage-backed securities through the end of April. The Fund also maintained approximately 2% of its assets in asset-backed securities collateralized by credit card and auto loan receivables that benefited from the Term Asset-Backed Securities Loan Facility. The Fund favored higher-quality AAA-rated securitized assets as a way to seek yield.

WHAT WAS THE FUND'S DURATION(4) DURING THE REPORTING PERIOD?

The Fund maintained a duration slightly shorter than that of the Barclays Capital U.S. Government Bond Index at the start of the reporting period. By year-end 2008, we moved to a neutral duration posture and maintained that positioning through the end of the reporting period. We also maintained a modest yield curve(5) flattening bias, given our belief that the Federal Reserve would need to keep interest rates low. The Fund's duration and yield curve positions were not meaningful contributors to the Fund's performance during the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the majority of the Fund's assets were invested in U.S. government and federal agencies. The Fund was diversified among U.S. Treasury and agency securities, high-quality agency mortgage pass-through securities, commercial mortgage-backed securities and AAA-rated asset backed securities. We also favored securitized products for their high quality, liquidity and incremental yield.



----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. Investments in the Fund are not guaranteed, even though the principal or income of some of the Fund's investments is guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Government Bond Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

                                                    mainstayinvestments.com    9

At the end of the reporting period, the Fund maintained a neutral duration posture relative to the Barclays Capital U.S. Government Bond Index. The Fund also maintained its flatter yield curve bias because we believed that the Federal Reserve would need to keep interest rates low.


----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Government Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2009 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 97.0%+
ASSET-BACKED SECURITIES 2.4%
----------------------------------------------------------------

CONSUMER LOANS 0.7%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                $ 2,275,000   $   2,394,223
                                                   -------------


CREDIT CARDS 0.3%
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.741%, due 1/15/14 (a)              1,000,000         621,367
Citibank Credit Card Issuance
  Trust
  Series 2006-C4, Class C4
  0.698%, due 1/9/12 (a)                 615,000         567,004
                                                   -------------
                                                       1,188,371
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.9%
Massachusetts RRB Special
  Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15                    2,948,002       3,190,689
                                                   -------------


HOME EQUITY 0.5%
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)                950,000         825,490
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)              1,190,000       1,015,717
                                                   -------------
                                                       1,841,207
                                                   -------------
Total Asset-Backed Securities
  (Cost $8,973,855)                                    8,614,490
                                                   -------------



CORPORATE BONDS 13.5%
----------------------------------------------------------------

BANKS 7.9%
American Express Bank FSB
  3.15%, due 12/9/11 (c)               5,400,000       5,545,708
Bank of America N.A.
  1.70%, due 12/23/10 (c)              3,210,000       3,240,129
HSBC USA, Inc.
  3.125%, due 12/16/11 (c)             6,000,000       6,201,426
PNC Funding Corp.
  2.30%, due 6/22/12 (c)               4,665,000       4,680,273
Regions Bank
  3.25%, due 12/9/11 (c)               5,925,000       6,127,126
Sovereign Bank
  2.75%, due 1/17/12 (c)               2,640,000       2,676,353
                                                   -------------
                                                      28,471,015
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 5.5%
General Electric Capital
  Corp.
V    2.20%, due 6/8/12 (c)             7,825,000       7,873,977
  3.00%, due 12/9/11 (c)               6,180,000       6,375,702
JPMorgan Chase & Co.
  2.125%, due 6/22/12 (c)              5,545,000       5,557,354
                                                   -------------
                                                      19,807,033
                                                   -------------

INSURANCE 0.1%
Fund American Cos., Inc.
  5.875%, due 5/15/13                    480,000         373,745
                                                   -------------
Total Corporate Bonds
  (Cost $47,926,915)                                  48,651,793
                                                   -------------



MORTGAGE-BACKED SECURITIES 1.4%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.4%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                 1,800,436       1,769,628
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-AR6, Class 1A1
  6.057%, due 8/25/36                  1,015,019         685,545
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (d)               620,000         427,825
GS Mortgage Securities Corp.
  II
  Series 2001-ROCK, Class A1
  6.22%, due 5/3/18 (d)                  716,074         731,470
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  0.90%, due 2/25/42
  (a)(d)(e)(f)                         1,598,753       1,507,624
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $5,768,886)                                    5,122,092
                                                   -------------





+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
MUNICIPAL BOND 0.5%
----------------------------------------------------------------

TEXAS 0.5%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)             $ 1,720,000   $   1,720,035
                                                   -------------
Total Municipal Bond
  (Cost $1,723,549)                                    1,720,035
                                                   -------------



U.S. GOVERNMENT & FEDERAL AGENCIES 79.2%
----------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.4%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                   1,536,372       1,571,295
                                                   -------------


FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATION) 1.1%
  Series 2003-T1, Class B
  4.491%, due 11/25/12                 3,865,000       4,033,104
                                                   -------------


FANNIE MAE STRIP (COLLATERALIZED MORTGAGE OBLIGATIONS) 0.1%
  Series 360, Class 2, IO
  5.00%, due 8/1/35(g)                 2,197,862         263,626
  Series 361, Class 2, IO
  6.00%, due 10/1/35 (g)                 385,862          48,169
                                                   -------------
                                                         311,795
                                                   -------------

FEDERAL HOME LOAN BANK 4.7%
  5.00%, due 11/17/17                  2,825,000       3,057,986
  5.125%, due 8/14/13                  5,140,000       5,715,449
V    5.50%, due 7/15/36                7,425,000       8,052,227
                                                   -------------
                                                      16,825,662
                                                   -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION 1.1%
  3.75%, due 3/27/19                   2,105,000       2,113,675
  4.75%, due 11/17/15                  1,615,000       1,777,204
                                                   -------------
                                                       3,890,879
                                                   -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 8.5%
  3.00%, due 8/1/10                    3,064,269       3,074,161
  4.286%, due 3/1/35 (a)                 124,418         127,032
  5.00%, due 1/1/20                    1,102,700       1,146,593
  5.00%, due 6/1/33                    4,579,717       4,723,580
  5.00%, due 8/1/33                    3,382,714       3,488,752
  5.00%, due 5/1/36                    3,820,684       3,932,690
  5.03%, due 6/1/35 (a)                2,038,694       2,100,938
  5.50%, due 1/1/21                    2,378,644       2,477,042
  5.50%, due 11/1/35                   1,835,033       1,902,641
  5.50%, due 1/1/36                    5,709,929       5,920,298
  5.50%, due 11/1/36                     680,136         704,450
  5.649%, due 2/1/37 (a)                 380,616         392,244
  6.50%, due 4/1/37                      638,247         676,915
                                                   -------------
                                                      30,667,336
                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.8%
  2.75%, due 3/13/14                   5,025,000       5,081,149
  4.625%, due 5/1/13                   2,990,000       3,029,468
  5.375%, due 6/12/17                  4,675,000       5,266,159
  6.625%, due 11/15/30                 3,100,000       3,909,931
                                                   -------------
                                                      17,286,707
                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 36.2%
  4.37%, due 4/1/34 (a)                1,214,633       1,215,465
V    4.50%, due 7/1/18                11,396,635      11,800,859
V    4.50%, due 11/1/18                7,176,543       7,431,086
V    4.50%, due 6/1/23                 7,980,664       8,209,659
  4.716%, due 11/1/34 (a)                492,090         500,171
  5.00%, due 9/1/17                    3,949,296       4,120,072
  5.00%, due 9/1/20                      651,602         676,317
  5.00%, due 4/30/34 TBA (h)           2,170,000       2,231,710
  5.00%, due 6/1/35                    3,935,539       4,058,906
  5.00%, due 1/1/36                    1,001,624       1,032,846
  5.00%, due 2/1/36                    4,776,931       4,923,688
  5.00%, due 5/1/36                    5,147,395       5,305,533
  5.00%, due 6/1/36                    2,186,666       2,251,795
  5.00%, due 9/1/36                    1,253,687       1,292,203
  5.50%, due 1/1/17                      298,877         313,202
  5.50%, due 2/1/17                    6,254,626       6,556,510
  5.50%, due 6/1/19                    2,226,295       2,327,435
  5.50%, due 11/1/19                   2,390,780       2,499,392
  5.50%, due 4/1/21                    5,025,072       5,247,078
V    5.50%, due 6/1/33                13,145,772      13,676,986
  5.50%, due 11/1/33                   3,900,366       4,057,978
V     5.50%, due 12/1/33               7,978,931       8,301,355
  5.50%, due 6/1/34                    1,609,514       1,673,296
  5.50%, due 12/1/34                     973,151       1,011,715
  5.50%, due 3/1/35                    3,432,888       3,568,927
  5.50%, due 4/1/36                    1,671,009       1,735,661
  5.50%, due 7/1/37                      882,381         915,142
  6.00%, due 12/1/16                     587,899         620,589
  6.00%, due 11/1/32                   1,952,427       2,062,441
  6.00%, due 1/1/33                    1,484,832       1,566,641
  6.00%, due 3/1/33                    1,577,262       1,662,192
  6.00%, due 9/1/34                      434,063         456,623
  6.00%, due 4/30/35 TBA (h)           1,550,000       1,620,234
  6.00%, due 9/1/35                    3,906,111       4,099,881
  6.00%, due 10/1/35                   1,024,431       1,073,831
  6.00%, due 6/1/36                    3,589,026       3,758,731
  6.00%, due 11/1/36                   3,488,334       3,653,278
  6.00%, due 4/1/37                    1,218,416       1,268,428



12    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.50%, due 10/1/31                 $   904,194   $     969,904
  6.50%, due 2/1/37                      824,559         874,773
                                                   -------------
                                                     130,622,533
                                                   -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 4.8%
  6.00%, due 8/15/32                   1,505,117       1,575,352
  6.00%, due 12/15/32                    774,779         816,890
  6.00%, due 4/30/36 TBA (h)           6,975,000       7,275,797
  6.50%, due 8/15/28                     534,225         571,804
  6.50%, due 4/15/31                   1,317,815       1,410,414
  6.50%, due 4/30/33 TBA (h)           5,520,000       5,804,622
                                                   -------------
                                                      17,454,879
                                                   -------------

HVIDE VAN OMMEREN TANKERS LLC 1.6%
  Series I
  7.54%, due 12/14/23 (i)              2,391,000       2,855,978
  Series II
  7.54%, due 12/14/23 (i)              2,396,000       2,861,950
                                                   -------------
                                                       5,717,928
                                                   -------------

  OVERSEAS PRIVATE INVESTMENT CORPORATION 2.4%
  5.142%, due 12/15/23 (i)             7,892,399       8,806,734
                                                   -------------


TENNESSEE VALLEY AUTHORITY 3.8%
  4.65%, due 6/15/35 (i)               5,605,000       5,111,138
  4.75%, due 8/1/13 (i)                4,700,000       5,026,640
  6.25%, due 12/15/17 (i)              2,980,000       3,458,579
                                                   -------------
                                                      13,596,357
                                                   -------------

UNITED STATES TREASURY BONDS 3.1%
  4.50%, due 5/15/38                   1,225,000       1,318,215
  6.25%, due 8/15/23                     515,000         643,911
  6.25%, due 5/15/30                     455,000         591,855
V    8.75%, due 8/15/20                5,860,000       8,618,777
                                                   -------------
                                                      11,172,758
                                                   -------------

UNITED STATES TREASURY NOTES 6.0%
  2.00%, due 7/15/14 T.I.P.S.
  (j)                                  4,502,120       4,596,385
  2.75%, due 2/15/19                   2,525,000       2,445,690
V    4.75%, due 8/15/17               12,930,000      14,647,259
                                                   -------------
                                                      21,689,334
                                                   -------------

UNITED STATES TREASURY STRIP PRINCIPAL 0.6%
  (zero coupon), due 8/15/28           4,665,000       2,027,124
                                                   -------------

Total U.S. Government &
  Federal Agencies
  (Cost $276,508,464)                                285,674,425
                                                   -------------
Total Long-Term Bonds
  (Cost $340,901,669)                                349,782,835
                                                   -------------

SHORT-TERM INVESTMENT 9.5%
----------------------------------------------------------------

REPURCHASE AGREEMENT 9.5%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $34,212,956
  (Collateralized by a United
  States Treasury Bill with a
  zero coupon rate and a
  maturity date of 5/7/09,
  with a Principal Amount of
  $34,900,000 and a Market
  Value of $34,900,000)               34,212,908      34,212,908
                                                   -------------
Total Short-Term Investment
  (Cost $34,212,908)                                  34,212,908
                                                   -------------
Total Investments
  (Cost $375,114,577) (m)                  106.5%    383,995,743
Liabilities in Excess of
  Cash and Other Assets                     (6.5)    (23,314,220)
                                           -----    ------------
Net Assets                                 100.0%  $ 360,681,523
                                           =====    ============





                                              UNREALIZED
                            CONTRACTS      APPRECIATION/
                                LONG    DEPRECIATION (K)
FUTURES CONTRACTS (0.1%)
--------------------------------------------------------

United States Treasury
  Notes June 2009 (10
  Year) (l)                       162            $19,709
                                                 -------
Total Futures Contracts
  Long
  (Settlement Value
  $19,591,875)                                    19,709
                                                 -------





                                 CONTRACTS
                                    SHORT
United States Treasury Notes
  June 2009 (2 Year) (l)              (321)   (279,875)
                                             ---------
Total Futures Contracts Short
  (Settlement Value
  $69,832,547)                                (279,875)
                                             ---------
Total Futures Contracts
  (Settlement Value
  $50,240,672)                               $(260,166)
                                             =========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Floating rate. Rate shown is the rate in
     effect at April 30, 2009.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of these securities at April 30,
     2009 is $1,841,207, which represents 0.5%
     of the Fund's net assets.
(c)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation ("FDIC")
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States. The expiration date of
     the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(d)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(e)  Fair valued security. The total market
     value of this security at April 30, 2009
     is $1,507,624, which represents 0.4% of
     the Fund's net assets.
(f)  Illiquid security.  The total market
     value of this security at April 30, 2009
     is $1,507,624, which represents 0.4% of
     the Fund's net assets.
(g)  Collateralized Mortgage Obligation
     Interest Only Strip - Pays a fixed or
     variable rate of interest based on
     mortgage loans or mortgage pass-through
     securities. The principal amount of the
     underlying pool represents the notional
     amount on which the current interest is
     calculated. The value of these stripped
     securities may be particularly sensitive
     to changes in prevailing interest rates
     and are typically more sensitive to
     changes in prepayment rates than
     traditional mortgage-backed securities.
(h)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of these securities at April
     30, 2009 is $16,932,363, which represents
     4.7% of the Fund's net assets. All or a
     portion of these securities were acquired
     under a mortgage dollar roll agreement.
(i)  United States Government Guaranteed
     Security.
(j)  Treasury Inflation Protected
     Security--Pays a fixed rate of interest
     on a principal amount that is
     continuously adjusted for inflation based
     on the Consumer Price Index-Urban
     Consumers.
(k)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2009.
(l)  At April 30, 2009, cash in the amount of
     $174,300 is segregated as collateral for
     futures contracts with the broker.
(m)  At April 30, 2009, cost is $375,147,999
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $11,887,058
Gross unrealized depreciation        (3,039,314)
                                    -----------
Net unrealized appreciation         $ 8,847,744
                                    ===========





The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                         INVESTMENTS IN   OTHER FINANCIAL
 VALUATION INPUTS            SECURITIES   INSTRUMENTS (A)
Level 1--Quoted Prices     $         --          $     --
Level 2--Other
  Significant
  Observable Inputs         382,488,119            19,709
Level 3--Significant
  Unobservable Inputs         1,507,624                --
                           ------------          --------
Total                      $383,995,743           $19,709
                           ============          ========




(a)  Other financial instruments include
     futures contracts.




The following is a summary of the inputs used of April 30, 2009 in valuing the Fund's liabilities carried at fair value:

                         INVESTMENTS IN   OTHER FINANCIAL
 VALUATION INPUTS            SECURITIES   INSTRUMENTS (B)
Level 1--Quoted Prices   $           --        $       --
Level 2--Other
  Significant
  Observable Inputs                  --          (279,875)
Level 3--Significant
  Unobservable Inputs                --                --
                         --------------        ----------
Total                               $--         $(279,875)
                         ==============        ==========




(b)  Other financial instruments include
     futures contracts.




Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                   INVESTMENTS IN
                                       SECURITIES
Balance as of 10/31/08                 $1,574,654
Accrued discounts/premiums                    324
Realized gain (loss)                          808
Change in unrealized
  appreciation/depreciation               (18,062)
Net purchases (sales)                     (50,100)
Net transfers in and/or out of
  Level 3                                      --
                                       ----------
Balance as of 4/30/09                  $1,507,624
                                       ==========
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  4/30/09                              $  (18,062)
                                       ==========






14    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $375,114,577)     $383,995,743
Cash collateral on deposit at
  broker                                  174,300
Receivables:
  Interest                              2,594,552
  Fund shares sold                        485,477
  Investment securities sold               81,210
Other assets                               62,667
                                     ------------
     Total assets                     387,393,949
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      25,752,980
  Transfer agent (See Note 3)             266,628
  Fund shares redeemed                    199,239
  NYLIFE Distributors (See Note 3)        129,524
  Manager (See Note 3)                     82,576
  Variation margin on futures
     contracts                             70,500
  Professional fees                        29,680
  Shareholder communication                19,933
  Custodian                                 9,879
  Trustees                                    788
Accrued expenses                            1,702
Dividend payable                          148,997
                                     ------------
     Total liabilities                 26,712,426
                                     ------------
Net assets                           $360,681,523
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    418,491
Additional paid-in capital            353,243,668
                                     ------------
                                      353,662,159
Accumulated distributions in excess
  of net investment income               (133,433)
Accumulated net realized loss on
  investments and futures
  transactions                         (1,468,203)
Net unrealized appreciation on
  investments and futures contracts     8,621,000
                                     ------------
Net assets                           $360,681,523
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 64,569,929
                                     ============
Shares of beneficial interest
  outstanding                           7,471,160
                                     ============
Net asset value per share
  outstanding                        $       8.64
Maximum sales charge (4.50% of
  offering price)                            0.41
                                     ------------
Maximum offering price per share
  outstanding                        $       9.05
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $206,622,698
                                     ============
Shares of beneficial interest
  outstanding                          23,984,923
                                     ============
Net asset value per share
  outstanding                        $       8.61
Maximum sales charge (4.50% of
  offering price)                            0.41
                                     ------------
Maximum offering price per share
  outstanding                        $       9.02
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 54,435,653
                                     ============
Shares of beneficial interest
  outstanding                           6,321,300
                                     ============
Net asset value and offering price
  per share outstanding              $       8.61
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 34,369,974
                                     ============
Shares of beneficial interest
  outstanding                           3,993,038
                                     ============
Net asset value and offering price
  per share outstanding              $       8.61
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    683,269
                                     ============
Shares of beneficial interest
  outstanding                              78,683
                                     ============
Net asset value and offering price
  per share outstanding              $       8.68
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 7,202,296
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,080,588
  Transfer agent--Investor Class
     (See Note 3)                         116,702
  Transfer agent--Class A (See Note
     3)                                   229,587
  Transfer agent--Classes B and C
     (See Note 3)                         155,191
  Transfer agent--Class I (See Note
     3)                                     1,453
  Distribution/Service--Investor
     Class (See Note 3)                    79,987
  Distribution/Service--Class A (See
     Note 3)                              249,516
  Service--Class B (See Note 3)            68,045
  Service--Class C (See Note 3)            38,322
  Distribution--Class B (See Note 3)      204,135
  Distribution--Class C (See Note 3)      114,967
  Registration                             42,577
  Professional fees                        41,086
  Shareholder communication                40,027
  Custodian                                10,017
  Trustees                                  7,956
  Miscellaneous                            12,059
                                      -----------
     Total expenses before waiver       2,492,215
  Expense waiver from Manager (See
     Note 3)                             (533,652)
                                      -----------
     Net expenses                       1,958,563
                                      -----------
Net investment income                   5,243,733
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                 5,058,750
  Futures transactions                    (76,159)
                                      -----------
Net realized gain on investments and
  futures transactions                  4,982,591
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                14,682,005
  Futures contracts                      (260,166)
                                      -----------
Net change in unrealized
  depreciation on investments and
  futures contracts                    14,421,839
                                      -----------
Net realized and unrealized gain on
  investments                          19,404,430
                                      -----------
Net increase in net assets resulting
  from
  operations                          $24,648,163
                                      ===========






16    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009           2008
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  5,243,733   $ 11,687,882
 Net realized gain on
  investments and futures
  transactions                    4,982,591      1,835,262
 Net change in unrealized
  depreciation on investments
  and futures contracts          14,421,839     (5,735,004)
                               ---------------------------
 Net increase in net assets
  resulting from operations      24,648,163      7,788,140
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class               (1,028,566)    (1,344,796)
    Class A                      (3,378,169)    (8,368,824)
    Class B                        (675,673)    (1,635,949)
    Class C                        (387,724)      (498,514)
    Class I                         (24,466)        (4,768)
                               ---------------------------
 Total dividends to
  shareholders                   (5,494,598)   (11,852,851)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         63,329,336    119,891,831
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       4,517,723     10,127,792
 Cost of shares redeemed        (49,212,096)   (88,709,511)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          18,634,963     41,310,112
                               ---------------------------
    Net increase in net
     assets                      37,788,528     37,245,401

NET ASSETS:
Beginning of period             322,892,995    285,647,594
                               ---------------------------
End of period                  $360,681,523   $322,892,995
                               ===========================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period              $   (133,433)  $    117,432
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   INVESTOR CLASS
                                          --------------------------------
                                                              FEBRUARY 28,
                                          SIX MONTHS             2008**
                                             ENDED               THROUGH
                                           APRIL 30,           OCTOBER 31,

                                          --------------------------------
                                             2009*                2008
Net asset value at beginning of
  period                                    $  8.16              $  8.41
                                            -------              -------
Net investment income                          0.13 (a)             0.22 (a)
Net realized and unrealized gain
  (loss) on investments                        0.49                (0.26)
                                            -------              -------
Total from investment operations               0.62                (0.04)
                                            -------              -------
Less dividends and
  distributions:
  From net investment income                  (0.14)               (0.21)
  Return of capital                              --                   --
                                            -------              -------
Total dividends and
  distributions                               (0.14)               (0.21)
                                            -------              -------
Net asset value at end of period            $  8.64              $  8.16
                                            =======              =======
Total investment return (b)                    7.71%(c)            (0.57%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        3.10%++              3.89% ++
  Net expenses                                 1.02%++              1.07% ++
  Expenses (before
     waiver/reimbursement)                     1.32%++              1.38% ++
Portfolio turnover rate                          44%(d)               51% (d)
Net assets at end of period (in
  000's)                                    $64,570              $61,147




                                                                      CLASS B
                                ----------------------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED
                                 APRIL 30,                             YEAR ENDED OCTOBER 31,

                                ----------------------------------------------------------------------------------
                                   2009*           2008          2007          2006          2005           2004
Net asset value at
  beginning of period             $  8.13        $  8.20       $  8.19       $  8.17       $   8.39       $   8.40
                                  -------        -------       -------       -------       --------       --------
Net investment income                0.10 (a)       0.26 (a)      0.28 (a)      0.26 (a)       0.20           0.17
Net realized and
  unrealized gain (loss)
  on investments                     0.49          (0.06)         0.02          0.03          (0.21)          0.07
                                  -------        -------       -------       -------       --------       --------
Total from investment
  operations                         0.59           0.20          0.30          0.29          (0.01)          0.24
                                  -------        -------       -------       -------       --------       --------
Less dividends and
  distributions:
  From net investment
     income                         (0.11)         (0.27)        (0.29)        (0.27)         (0.21)         (0.21)
  Return of capital                    --             --            --            --             --          (0.04)
                                  -------        -------       -------       -------       --------       --------
Total dividends and
  distributions                     (0.11)         (0.27)        (0.29)        (0.27)         (0.21)         (0.25)
                                  -------        -------       -------       -------       --------       --------
Net asset value at end of
  period                          $  8.61        $  8.13       $  8.20       $  8.19       $   8.17       $   8.39
                                  =======        =======       =======       =======       ========       ========
Total investment return
  (b)                                7.21%(c)       2.41%         3.77%         3.60%         (0.17%)         2.92%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income              2.35%++        3.18%         3.41%         3.29%          2.34%          2.21%
  Net expenses                       1.77%++        1.79%         1.80%         1.80%          1.80%          2.00%
  Expenses (before
     waiver/reimburse-
     ment)                           2.07%++        2.10%         2.10%         2.09%          2.09%          2.02%
Portfolio turnover rate                44%(d)         51%(d)        11%           83%(d)        164% (d)       110%
Net assets at end of
  period (in 000's)               $54,436        $51,826       $50,123       $64,246       $274,566       $333,884




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 27%,
     43%, 32% and 31% for the six-month period ended April 30, 2009 and for the years ended October 31, 2008, 2006 and 2005, respectively.





18    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   CLASS A
           --------------------------------------------------------------------------------------

           SIX MONTHS
              ENDED
            APRIL 30,                               YEAR ENDED OCTOBER 31,

           --------------------------------------------------------------------------------------
              2009*           2008              2007           2006           2005          2004
            $   8.13        $   8.21          $   8.19       $   8.18       $  8.40       $  8.42
            --------        --------          --------       --------       -------       -------
                0.14 (a)        0.33 (a)          0.34 (a)       0.33 (a)      0.26          0.25
                0.48           (0.07)             0.03           0.01         (0.21)         0.05
            --------        --------          --------       --------       -------       -------
                0.62            0.26              0.37           0.34          0.05          0.30
            --------        --------          --------       --------       -------       -------

               (0.14)          (0.34)            (0.35)         (0.33)        (0.27)        (0.28)
                  --              --                --             --            --         (0.04)
            --------        --------          --------       --------       -------       -------
               (0.14)          (0.34)            (0.35)         (0.33)        (0.27)        (0.32)
            --------        --------          --------       --------       -------       -------
            $   8.61        $   8.13          $   8.21       $   8.19       $  8.18       $  8.40
            ========        ========          ========       ========       =======       =======
                7.68%(c)        3.12%             4.67%          4.26%         0.59%         3.60%

                3.23%++         4.00%             4.16%          4.04%         3.09%         2.96%
                0.88%++         0.97%             1.05%          1.05%         1.05%         1.25%
                1.19%++         1.28%             1.35%          1.34%         1.34%         1.27%
                  44%(d)          51%(d)            11%            83%(d)       164%(d)       110%
            $206,623        $182,621          $227,896       $239,392       $76,816       $86,516




                                               CLASS C
           -------------------------------------------------------------------------------
           SIX MONTHS
              ENDED
            APRIL 30,                           YEAR ENDED OCTOBER 31,

           -------------------------------------------------------------------------------
              2009*           2008            2007         2006         2005         2004
             $  8.12        $  8.20          $ 8.18       $ 8.17       $ 8.39       $ 8.40
             -------        -------          ------       ------       ------       ------
                0.10 (a)       0.26 (a)        0.28 (a)     0.26 (a)     0.20         0.17
                0.50          (0.07)           0.03         0.02        (0.21)        0.07
             -------        -------          ------       ------       ------       ------
                0.60           0.19            0.31         0.28        (0.01)        0.24
             -------        -------          ------       ------       ------       ------

               (0.11)         (0.27)          (0.29)       (0.27)       (0.21)       (0.21)
                  --             --              --           --           --        (0.04)
             -------        -------          ------       ------       ------       ------
               (0.11)         (0.27)          (0.29)       (0.27)       (0.21)       (0.25)
             -------        -------          ------       ------       ------       ------
             $  8.61        $  8.12          $ 8.20       $ 8.18       $ 8.17       $ 8.39
             =======        =======          ======       ======       ======       ======
                7.34%(c)       2.28%           3.89%        3.48%       (0.17%)       2.92%

                2.35%++        3.16%           3.41%        3.29%        2.34%        2.21%
                1.77%++        1.80%           1.80%        1.80%        1.80%        2.00%
                2.07%++        2.11%           2.10%        2.09%        2.09%        2.02%
                  44%(d)         51%(d)          11%          83%(d)      164% (d)     110%
             $34,370        $25,967          $7,621       $5,684       $7,772       $8,620




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      CLASS I
                                -----------------------------------------------------------------------------------
                                                                                                         JANUARY 2,
                                SIX MONTHS                                                                 2004**
                                   ENDED                                                                  THROUGH
                                 APRIL 30,                    YEAR ENDED OCTOBER 31,                    OCTOBER 31,

                                -----------------------------------------------------------------------------------
                                   2009*          2008            2007         2006         2005            2004
Net asset value at
  beginning of period             $ 8.19         $ 8.26          $ 8.24       $ 8.21       $ 8.41          $ 8.44
                                  ------         ------          ------       ------       ------          ------
Net investment income               0.16 (a)       0.35 (a)        0.40 (a)     0.35 (a)     0.37            0.29
Net realized and
  unrealized gain (loss)
  on investments                    0.49          (0.04)           0.02         0.03        (0.28)          (0.04)
                                  ------         ------          ------       ------       ------          ------
Total from investment
  operations                        0.65           0.31            0.42         0.38         0.09            0.25
                                  ------         ------          ------       ------       ------          ------
Less dividends and
  distributions:
  From net investment
     income                        (0.16)         (0.38)          (0.40)       (0.35)       (0.29)          (0.28)
  Return of capital                   --             --              --           --           --              --
                                  ------         ------          ------       ------       ------          ------
Total dividends and
  distributions                    (0.16)         (0.38)          (0.40)       (0.35)       (0.29)          (0.28)
                                  ------         ------          ------       ------       ------          ------
Net asset value at end of
  period                          $ 8.68         $ 8.19          $ 8.26       $ 8.24       $ 8.21          $ 8.41
                                  ======         ======          ======       ======       ======          ======
Total investment return
  (b)                               8.00%(c)       3.68%           5.31%        4.78%        1.08%           2.99%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income             3.69%++        4.24%           4.84%        4.52%        3.47%           3.34%++
  Net expenses                      0.40%++        0.40%           0.42%        0.57%        0.67%           0.87%++
  Expenses (before
     waiver/reimburse-
     ment)                          0.94%++        0.99%           1.00%        0.86%        0.96%           0.89%++
Portfolio turnover rate               44%(d)         51%(d)          11%          83%(d)      164%(d)         110%
Net assets at end of
  period (in 000's)               $  683         $1,332          $    7       $    1       $   16          $   26




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 27%,
     43%, 32% and 31% for the six-month period ended April 30, 2009 and for the years ended October 31, 2008, 2006 and 2005, respectively.





20    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund held securities with a value of $1,507,624 that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the

                                                   mainstayinvestments.com    21
valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net


22    MainStay Government Fund
assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in U.S. Treasury futures contracts to gain full exposure to changes in bond market prices to fulfill its investment objective. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effect of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities

                                                   mainstayinvestments.com    23
lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(K) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million; 0.575% on assets from $500 million to $1 billion; and 0.55% on assets in excess of $1 billion. New York Life Investments has contractually agreed to waive its management fee to 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and to 0.45% on assets in excess of $1 billion. This waiver may not be recouped by New York Life Investments.

Prior to August 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of following: 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million. New York Life Investments had also contractually agreed to waive a portion of its management fee by 0.10% to 0.50% on assets up to $1 billion and to 0.45% on assets in excess of $1 billion. This waiver may not be recouped by New York Life Investments.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.02% increase in the management fee. This increase was offset by a 0.02% decrease in "Other Expenses."



24    MainStay Government Fund

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.15%; Class A, 1.05%; Class B, 1.90%; Class C, 1.90%; and Class I, 0.40%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $1,080,588 and waived expenses in the amount of $533,652, of which $358,674 is subject to recoupment.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                 OCTOBER 31,
   2009       2010        2011        2012         TOTAL
$643,616    $572,938    $632,500    $358,674    $2,207,728
----------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $6,930 and $18,214, respectively for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $77, $993, $40,843 and $3,551 respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $502,933.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are

                                                   mainstayinvestments.com    25
included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $  200    0.0%++
-------------------------------------------------
Class C                                122    0.0++
-------------------------------------------------
Class I                              1,248    0.2
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $10,716.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $6,447,372 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2012               $3,458
       2014                2,598
       2015                  391
------------------------------------

      Total               $6,447
------------------------------------


The Fund had $5,310,067 of capital loss carryforwards that expired during the year ended October 31, 2008.

The Fund utilized $1,619,643 of capital loss carryforwards during the year ended October 31, 2008

The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distribution paid from:
  Ordinary Income                    $11,852,851
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of U.S. Government securities were $133,946 and $132,781, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $59,717 and $14,156, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      617,484    $ 5,326,834
Shares issued to
  shareholders in
  reinvestment of dividends      110,152        951,270
Shares redeemed                 (799,412)    (6,906,489)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (71,776)      (628,385)
Shares converted into
  Investor Class (See Note
  1)                             213,042      1,840,454
Shares converted from
  Investor Class (See Note
  1)                            (167,854)    (1,467,160)
                              -------------------------
Net decrease                     (26,588)   $  (255,091)
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                    1,279,036    $10,698,391
Shares issued to
  shareholders in
  reinvestment of dividends      148,466      1,229,989
Shares redeemed                 (769,140)    (6,412,328)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     658,362      5,516,052
Shares converted into
  Investor Class (See Note
  1)                           7,195,812     60,814,414
Shares converted from
  Investor Class (See Note
  1)                            (356,426)    (2,981,459)
                              -------------------------
Net increase                   7,497,748   $ 63,349,007
                              =========================



(a) Investor Class shares were first offered on February 28, 2008.




26    MainStay Government Fund

 CLASS A                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    4,228,179   $ 36,558,596
Shares issued to
  shareholders in
  reinvestment of dividends      319,170      2,747,242
Shares redeemed               (3,427,306)   (29,489,652)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   1,120,043      9,816,186
Shares converted into Class
  A (See Note 1)                 437,378      3,781,017
Shares converted from Class
  A (See Note 1)                 (36,177)      (314,737)
                              -------------------------
Net increase                   1,521,244   $ 13,282,466
                              =========================
Year ended October 31, 2008:
Shares sold                    7,597,458   $ 63,493,082
Shares issued to
  shareholders in
  reinvestment of dividends      859,598      7,148,881
Shares redeemed               (7,554,369)   (62,887,830)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     902,687      7,754,133
Shares converted into Class
  A (See Note 1)                 862,898      7,188,662
Shares converted from Class
  A (See Note 1)              (7,067,799)   (59,611,916)
                              -------------------------
Net decrease                  (5,302,214)  $(44,669,121)
                              =========================


 CLASS B                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    1,122,373   $  9,627,118
Shares issued to
  shareholders in
  reinvestment of dividends       67,976        584,819
Shares redeemed                 (799,242)    (6,860,348)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     391,107      3,351,589
Shares converted from Class
  B (See Note 1)                (447,116)    (3,839,574)
                              -------------------------
Net decrease                     (56,009)  $   (487,985)
                              =========================
Year ended October 31, 2008:
Shares sold                    2,347,675   $ 19,595,403
Shares issued to
  shareholders in
  reinvestment of dividends      174,664      1,451,422
Shares redeemed               (1,604,437)   (13,362,831)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     917,902      7,683,994
Shares converted from Class
  B (See Note 1)                (650,194)    (5,409,701)
                              -------------------------
Net increase                     267,708   $  2,274,293
                              =========================


 CLASS C                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    1,353,609   $ 11,631,888
Shares issued to
  shareholders in
  reinvestment of dividends       24,697        212,445
Shares redeemed                 (582,070)    (5,018,125)
                              -------------------------
Net increase                     796,236   $  6,826,208
                              =========================
Year ended October 31, 2008:
Shares sold                    2,958,867   $ 24,715,399
Shares issued to
  shareholders in
  reinvestment of dividends       35,284        292,732
Shares redeemed                 (726,669)    (6,016,010)
                              -------------------------
Net increase                   2,267,482   $ 18,992,121
                              =========================


 CLASS I                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       21,321   $    184,900
Shares issued to
  shareholders in
  reinvestment of dividends        2,532         21,947
Shares redeemed                 (107,780)      (937,482)
                              -------------------------
Net decrease                     (83,927)  $   (730,635)
                              =========================
Year ended October 31, 2008:
Shares sold                      164,808   $  1,389,556
Shares issued to
  shareholders in
  reinvestment of dividends          581          4,768
Shares redeemed                   (3,664)       (30,512)
                              -------------------------
Net increase                     161,725   $  1,363,812
                              =========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



28    MainStay Government Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A015915    (RECYCLE LOGO)                        MS140-09     MSG10-06/09
                                                                          07

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 HIGH YIELD CORPORATE BOND FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 HIGH YIELD CORPORATE BOND FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       23
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              29
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        38
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       38

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A 2% REDEMPTION FEE WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH WOULD LOWER PERFORMANCE.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          4.20%    -16.99%    1.25%    3.87%
Excluding sales charges     9.11     -13.08     2.19     4.35




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   MAINSTAY HIGH
                                  YIELD CORPORATE    CREDIT SUISSE
                                     BOND FUND         HIGH YIELD
                                  -INVESTOR CLASS        INDEX
                                  ---------------    -------------
4/30/99                                 9550             10000
                                        9826              9799
                                        9350              9786
                                        9793             10383
                                       10637             11550
                                       13117             13482
                                       14006             14416
                                       15271             15627
                                       17123             17603
                                       16818             17455
4/30/09                                14619             14873






CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          4.10%    -17.00%    1.24%    3.86%
Excluding sales charges     9.01     -13.09     2.18     4.34




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   MAINSTAY HIGH
                                  YIELD CORPORATE
                                     BOND FUND       CREDIT SUISSE
                                      - CLASS          HIGH YIELD
                                         A               INDEX
                                  ---------------    -------------
4/30/99                                23875             25000
                                       24566             24496
                                       23376             24465
                                       24481             25957
                                       26593             28875
                                       32793             33706
                                       35014             36040
                                       38178             39067
                                       42807             44008
                                       42029             43638
4/30/09                                36528             37183






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          3.46%    -17.80%    1.10%    3.57%
Excluding sales charges     8.46     -13.83     1.39     3.57




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   MAINSTAY HIGH
                                  YIELD CORPORATE
                                     BOND FUND       CREDIT SUISSE
                                      - CLASS          HIGH YIELD
                                         B               INDEX
                                  ---------------    -------------
4/30/99                                10000             10000
                                       10224              9799
                                        9651              9786
                                       10037             10383
                                       10819             11550
                                       13255             13482
                                       14041             14416
                                       15216             15627
                                       16898             17603
                                       16483             17455
4/30/09                                14204             14873





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          7.45%    -14.63%    1.39%    3.57%
Excluding sales charges     8.45     -13.83     1.39     3.57




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                           MAINSTAY HIGH
                                          YIELD CORPORATE
                                             BOND FUND       CREDIT SUISSE
                                              - CLASS          HIGH YIELD
                                                 C               INDEX
                                          ---------------    -------------
4/30/99                                        10000             10000
                                               10224              9799
                                                9651              9786
                                               10037             10383
                                               10819             11550
                                               13255             13482
                                               14041             14416
                                               15216             15627
                                               16923             17603
                                               16483             17455
4/30/09                                        14203             14873






CLASS I SHARES(4)--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
                            8.95%    -12.84%    2.44%    4.61%




(PERFORMANCE GRAPH)

                                   MAINSTAY HIGH
                                  YIELD CORPORATE
                                     BOND FUND       CREDIT SUISSE
                                      - CLASS          HIGH YIELD
                                         I               INDEX
                                  ---------------    -------------
4/30/99                                10000             10000
                                       10327              9799
                                        9839              9786
                                       10341             10383
                                       11243             11550
                                       13915             13482
                                       14918             14416
                                       16305             15627
                                       18324             17603
                                       18008             17455
4/30/09                                15695             14873






CLASS R2 SHARES(5)--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
                            8.94%    -13.00%    2.12%    4.28%




(PERFORMANCE GRAPH)

                                   MAINSTAY HIGH
                                  YIELD CORPORATE
                                     BOND FUND       CREDIT SUISSE
                                      - CLASS          HIGH YIELD
                                         R2              INDEX
                                  ---------------    -------------
4/30/99                                10000             10000
                                       10291              9799
                                        9777              9786
                                       10235             10383
                                       11104             11550
                                       13693             13482
                                       14600             14416
                                       15925             15627
                                       17800             17603
                                       17477             17455
4/30/09                                15206             14873







 BENCHMARK PERFORMANCE                         SIX       ONE      FIVE     TEN
                                             MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------------------------

Credit Suisse High Yield Index(6)             12.39%   -14.79%    1.98%    4.05%
Average Lipper high current yield fund(7)      9.18    -16.34     0.46     1.81



3. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares through August 31, 1998. Unadjusted, the performance shown for Class C shares might have been lower.
4. Performance figures for Class I shares, first offered to the public on January 2, 2004, include the historical performance of Class B shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
5. Class R2 shares were first offered to the public on December 14, 2007, but did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include historic performance of Class B shares through April 30, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been lower.
6. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Total returns assume reinvestment of all income and capital gains. The Credit Suisse High Yield Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7. The average Lipper high current yield fund is representative of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay High Yield Corporate Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD CORPORATE BOND
FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,091.10        $ 6.33         $1,018.70         $ 6.11
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,090.10        $ 5.75         $1,019.30          $5.56
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,084.60        $10.18         $1,015.00          $9.84
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,084.50        $10.18         $1,015.00          $9.84
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,089.50        $ 4.46         $1,020.50          $4.31
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,089.40        $ 6.27         $1,018.80          $6.06
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.22% for Investor Class, 1.11% for Class A, 1.97% for Class B and Class C, 0.86% for Class I and 1.21% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                 66.5
Loan Assignments & Participations                9.9
Yankee Bonds                                     9.6
Short-Term Investment                            9.5
Cash and Other Assets, Less Liabilities          2.4
Convertible Bonds                                0.5
Foreign Bond                                     0.5
Common Stocks                                    0.4
Preferred Stocks                                 0.4
Convertible Preferred Stock                      0.3
Asset-Backed Security                            0.0





See Portfolio of Investments on page 11 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN ISSUERS HELD AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  HCA, Inc., 3.22%-9.875%, due
        9/1/10-4/15/19
    2.  SunGard Data Systems, Inc.,
        2.67%-10.625%,
        due 1/15/14-5/15/15
    3. Ford Motor Credit Co. LLC, 5.70%-12.00%, due 10/28/09-5/15/15
    4.  Calpine Corp., 4.095%, due 3/29/14
    5.  American Real Estate Partners,
        L.P./American Real Estate Finance Corp.,
        7.125%-8.125%, due 6/1/12-2/15/13
    6.  Georgia-Pacific Corp., 7.00%-8.875%,
        due 1/15/15-5/15/31
    7.  GMAC LLC, 6.75%-8.00%, due
        3/2/11-11/1/31
    8.  Texas Competitive Electric Holdings
        Company LLC, 3.969%,
        due 10/10/14
    9.  Qwest Corp., 6.95%-8.875%, due
        6/30/10-11/10/26
   10.  Community Health Systems, Inc.,
        2.678%-8.875%,
        due 7/25/14-7/15/15







8    MainStay High Yield Corporate Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER J. MATTHEW PHILO, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY HIGH YIELD CORPORATE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 9.11% for Investor Class shares, 9.01% for Class A shares, 8.46% for Class B shares and 8.45% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned 8.95% and Class R2 shares returned 8.94%. All share classes underperformed the 9.18% return of the average Lipper(1) high current yield fund and the 12.39% return of the Credit Suisse High Yield Index(2) for the six months ended April 30, 2009. The Credit Suisse High Yield Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED THE HIGH-YIELD CORPORATE BOND MARKET AS A WHOLE DURING THE REPORTING PERIOD?

The high-yield corporate bond market's positive performance was driven by a combination of attractive valuations, increased perception of reduced systematic risk and the growing belief that the worst of the recession was over. During the reporting period, riskier high-yield bonds significantly outperformed higher-quality bonds.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund's performance relative to its benchmark and peers resulted from our bottom-up investment style, which focused on individual companies to determine risk-group weightings in the context of historical yield spreads.(3) The Fund began the reporting period conservatively positioned, based on our expectation of prolonged economic weakness. Our largest industry exposures were in defensive areas, such as health care, energy and utilities. Our investments were also focused on higher-quality companies.

During the reporting period, investor sentiment improved dramatically. The federal government's sweeping actions--which included cutting short-term interest rates, expanding support to financial companies and extending loans to the auto industry--reduced fears of major systemic risk. In addition, some recent economic data led some to conclude that the economy was close to a bottom.

Our outlook did not significantly change during the reporting period. Based on our interaction with the companies in which we invest, we continued to believe that the current recession would be longer and more severe than the market seemed to be reflecting. Therefore, our portfolio's risk profile remained conservative. However, this conservative stance detracted from relative performance during the six-month reporting period.

WHAT INDUSTRY POSITIONS OR SPECIFIC HOLDINGS HAD A MEANINGFUL IMPACT ON THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's investments in the health care, energy and gaming/leisure industries were the most significant positive contributors to the Fund's absolute performance. The Fund also benefited from its investments in the telecommunications industry. For example, our holding in Centennial Cellular Operating increased in value as a result of the company's agreement to be acquired by AT&T. Bonds issued by casino owner and operator Penn National Gaming and paper company Georgia-Pacific also performed strongly. On the other hand, the Fund's holdings in the aerospace, media and information technology industries were the most substantial negative contributors to Fund's absolute performance during the reporting period. Corporate bonds of telecommunications company Nortel Networks and Yankee bonds of electronics company NXP B.V. and auto parts & equipment company Lear were among the Fund holdings that detracted from the Fund's absolute performance during the reporting period.


----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Credit Suisse High Yield Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                    mainstayinvestments.com    9

HOW DID YOU POSITION THE FUND FROM AN INDUSTRY PERSPECTIVE?

During the reporting period, we increased the Fund's exposure to the health care, financial and transportation industries, while decreasing its exposure to the metals/minerals, housing and service industries.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period, the Fund established positions in financing company Harley-Davidson Funding and insurance broker Willis North America. Both are large, high-quality companies whose bonds were trading at what we believed to be extremely attractive valuations. In addition, the Fund purchased bonds issued by Tyson Foods, one of the nation's largest meat processors. All of these purchases had a positive impact on the Fund's performance. The Fund's position in bank debt of wireless communications service provider Alltel was retired by the company following the acquisition of Alltel by Verizon. Elsewhere, the Fund sold its holdings in aeronautics and defense company Hawker Beechcraft at a loss.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the Fund remained underweight relative to the Credit Suisse High Yield Index in credit risk. Many additions to the Fund during the last few months of the reporting period were investment-grade securities or BB-rated bonds.(4)



----------
4. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay High Yield Corporate Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED



                                        PRINCIPAL
                                           AMOUNT            VALUE
LONG-TERM BONDS 87.0%+
ASSET-BACKED SECURITY 0.0%++
------------------------------------------------------------------

ELECTRIC 0.0%++
Reliant Energy Mid-
  Atlantic Power Holdings
  LLC
  9.237%, due 7/2/17                $     572,939   $      541,427
                                                    --------------
Total Asset-Backed
  Security
  (Cost $524,529)                                          541,427
                                                    --------------



CONVERTIBLE BONDS 0.5%
------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 0.0%++
AmeriCredit Corp.
  2.125%, due 9/15/13                   2,320,000        1,354,300
                                                    --------------


INSURANCE 0.0%++
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10 (a)                           2,800,000          826,000
                                                    --------------


INTERNET 0.0%++
At Home Corp.
  4.75%, due 12/31/49
  (b)(c)(d)(e)                         61,533,853            6,153
                                                    --------------


MEDIA 0.3%
Sinclair Broadcast Group,
  Inc.
  3.00%, due 5/15/27                   17,060,000        9,596,250
                                                    --------------


REAL ESTATE INVESTMENT TRUSTS 0.1%
Host Hotels & Resorts,
  L.P.
  3.25%, due 4/15/24 (a)                3,870,000        3,739,388
                                                    --------------


RETAIL 0.1%
Penske Auto Group, Inc.
  3.50%, due 4/1/26                     5,385,000        4,752,262
                                                    --------------
Total Convertible Bonds
  (Cost $26,811,024)                                    20,274,353
                                                    --------------



CORPORATE BONDS 66.5%
------------------------------------------------------------------

ADVERTISING 1.5%
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14                  21,400,000       16,585,000
  7.25%, due 8/15/11                   15,295,000       14,224,350
Lamar Media Corp.
  6.625%, due 8/15/15                  17,363,000       13,629,955
  Series C
  6.625%, due 8/15/15                   2,765,000        2,115,225
  7.25%, due 1/1/13                     4,715,000        4,219,925
  9.75%, due 4/1/14 (a)                 8,650,000        8,693,250
                                                    --------------
                                                        59,467,705
                                                    --------------

AEROSPACE & DEFENSE 0.2%
BE Aerospace, Inc.
  8.50%, due 7/1/18                     8,490,000        7,683,450
                                                    --------------


AGRICULTURE 0.5%
Reynolds American, Inc.
  7.625%, due 6/1/16                   10,605,000        9,325,740
  7.75%, due 6/1/18                    10,705,000        9,720,012
                                                    --------------
                                                        19,045,752
                                                    --------------

AIRLINES 0.3%
DAE Aviation Holdings,
  Inc.
  11.25%, due 8/1/15 (a)               13,130,000        4,989,400
Delta Air Lines, Inc.
  (Escrow Shares)
  (zero coupon), due
  12/27/49 (d)(f)                       5,175,000           25,875
  2.875%, due 2/6/24
  (d)(f)                                7,201,000           52,207
  2.875%, due 2/18/49
  (a)(d)(f)                             4,190,000           30,377
  8.00%, due 6/3/23 (d)(f)             13,575,000           98,419
  8.00%, due 6/3/49 (d)(f)             10,459,000           75,828
  8.30%, due 12/15/29
  (d)(f)                               11,297,000           56,485
  9.25%, due 3/15/49
  (d)(f)                                9,000,000           45,000
  9.75%, due 5/15/49
  (d)(f)                                2,115,000           10,575
  10.00%, due 8/15/49
  (d)(f)                                8,195,000           40,975
  10.375%, due 12/15/22
  (d)(f)                               15,160,000           75,800
  10.375%, due 2/1/49
  (d)(f)                                6,515,000           32,575
Northwest Airlines, Inc.
  Series 2001-1, Class 1B
  7.691%, due 10/1/18                   3,186,155        1,752,385
  Series 2002-1, Class IC2
  9.055%, due 5/20/12                   4,489,668        3,064,199
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23
  (d)(f)                               11,810,900           60,236
  7.875%, due 12/31/49
  (d)(f)                                8,723,000           21,807
  8.70%, due 3/15/49
  (d)(f)                                  445,000            1,113
  8.875%, due 6/1/49
  (d)(f)                                5,229,300           13,073
  9.875%, due 3/15/37
  (d)(f)                               18,534,200           46,335
  10.00%, due 2/1/49
  (d)(f)                               14,683,200           36,708
                                                    --------------
                                                        10,529,372
                                                    --------------

APPAREL 0.2%
Unifi, Inc.
  11.50%, due 5/15/14                  18,100,000        9,321,500
                                                    --------------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
AUTO MANUFACTURERS 0.2%
Daimler Finance North
  America LLC
  5.875%, due 3/15/11               $   1,145,000   $    1,131,525
  7.30%, due 1/15/12                    8,290,000        8,385,783
                                                    --------------
                                                         9,517,308
                                                    --------------

AUTO PARTS & EQUIPMENT 1.8%
Allison Transmission, Inc.
  11.00%, due 11/1/15 (a)                 530,000          318,000
  11.25%, due 11/1/15
  (a)(g)                                9,685,000        4,939,350
American Tire
  Distributors, Inc.
  7.458%, due 4/1/12 (h)                4,635,000        2,410,200
  10.75%, due 4/1/13                    7,245,000        4,383,225
FleetPride Corp.
  11.50%, due 10/1/14 (a)              17,535,000       14,904,750
Goodyear Tire & Rubber Co.
  (The)
  6.318%, due 12/1/09 (h)              10,395,000       10,252,069
  8.625%, due 12/1/11                  10,073,000        9,619,715
Johnson Controls, Inc.
  5.25%, due 1/15/11                    7,520,000        7,400,462
  7.70%, due 3/1/15                     5,405,000        5,041,168
Lear Corp.
  Series B
  8.50%, due 12/1/13                    5,690,000          825,050
  8.75%, due 12/1/16                   16,050,000        2,487,750
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                 14,555,000        4,366,500
  10.25%, due 7/15/13                   5,427,000        3,364,740
Tenneco, Inc.
  8.125%, due 11/15/15                 10,891,000        4,356,400
                                                    --------------
                                                        74,669,379
                                                    --------------

BANKS 1.2%
V  GMAC LLC
  6.75%, due 12/1/14 (a)               29,300,000       21,682,000
  7.25%, due 3/2/11 (a)                 5,558,000        4,891,040
  8.00%, due 11/1/31 (a)               32,005,000       22,403,500
                                                    --------------
                                                        48,976,540
                                                    --------------

BEVERAGES 0.3%
Constellation Brands, Inc.
  7.25%, due 5/15/17                   13,065,000       12,607,725
  8.125%, due 1/15/12                     341,000          339,295
                                                    --------------
                                                        12,947,020
                                                    --------------

BUILDING MATERIALS 0.9%
Building Materials Corp.
  of America
  7.75%, due 8/1/14                    10,255,000        8,588,563
Compression Polymers Corp.
  10.50%, due 7/1/13                    5,660,000        2,547,000
Texas Industries, Inc.
  7.25%, due 7/15/13 (a)               32,197,000       26,160,062
                                                    --------------
                                                        37,295,625
                                                    --------------

CHEMICALS 0.9%
Equistar Chemicals, L.P.
  7.55%, due 2/15/26 (d)               11,985,000        2,816,475
Millennium America, Inc.
  7.625%, due 11/15/26 (d)             12,635,000          442,225
Mosaic Global Holdings,
  Inc.
  7.375%, due 12/1/14 (a)               3,900,000        3,870,750
  7.625%, due 12/1/16 (a)               5,090,000        5,115,450
Nalco Co.
  7.75%, due 11/15/11                   5,835,000        5,893,350
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (a)               17,013,000       14,290,920
Tronox Worldwide LLC/
  Tronox Finance Corp.
  9.50%, due 12/1/12 (d)               29,371,000        4,993,070
                                                    --------------
                                                        37,422,240
                                                    --------------

COAL 0.2%
Peabody Energy Corp.
  7.375%, due 11/1/16                   2,185,000        2,135,838
  7.875%, due 11/1/26                   7,080,000        6,478,200
                                                    --------------
                                                         8,614,038
                                                    --------------

COMMERCIAL SERVICES 2.6%
Cardtronics, Inc.
  9.25%, due 8/15/13                   23,125,000       16,765,625
El Comandante Capital
  Corp.
  (Escrow Shares)
  (zero coupon), due
  12/31/50 (b)(c)                      21,941,051        1,579,756
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13                  14,650,000       12,159,500
iPayment, Inc.
  9.75%, due 5/15/14                   16,404,000        9,514,320
Knowledge Learning Corp.,
  Inc.
  7.75%, due 2/1/15 (a)                24,640,000       21,190,400
Language Line, Inc.
  11.125%, due 6/15/12                 16,664,000       15,830,800
Lender Processing
  Services, Inc.
  8.125%, due 7/1/16                   10,600,000       10,494,000
Rural/Metro Operating Co.
  LLC & Rural/Metro
  Delaware, Inc.
  9.875%, due 3/15/15                  12,020,000       10,156,900
Service Corp.
  International
  7.625%, due 10/1/18                   6,850,000        6,250,625
                                                    --------------
                                                       103,941,926
                                                    --------------

COMPUTERS 0.9%
V  SunGard Data Systems,
  Inc.
  4.875%, due 1/15/14                  12,070,000       10,621,600
  10.625%, due 5/15/15 (a)             26,518,000       25,390,985
                                                    --------------
                                                        36,012,585
                                                    --------------

DISTRIBUTION & WHOLESALE 0.3%
ACE Hardware Corp.
  9.125%, due 6/1/16 (a)               15,413,000       13,948,765
                                                    --------------





12    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES 1.6%
AmeriCredit Corp.
  8.50%, due 7/1/15                 $  15,705,000   $   14,762,700
Global Cash
  Acceptance/Global Cash
  Finance Corp.
  8.75%, due 3/15/12                      818,000          719,840
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (a)               28,734,000       20,299,537
Janus Capital Group, Inc.
  6.125%, due 9/15/11                   2,020,000        1,689,090
  6.95%, due 6/15/17                   15,735,000       10,204,116
LaBranche & Co., Inc.
  11.00%, due 5/15/12                  10,010,000        9,109,100
Nuveen Investments, Inc.
  5.00%, due 9/15/10                    1,037,000          842,562
  10.50%, due 11/15/15 (a)             11,930,000        6,024,650
Pinnacle Foods Finance
  LLC/
  Pinnacle Foods Finance
  Corp.
  9.25%, due 4/1/15                     2,160,000        1,830,600
Ucar Finance, Inc.
  10.25%, due 2/15/12                     618,000          574,740
                                                    --------------
                                                        66,056,935
                                                    --------------

ELECTRIC 2.5%
AES Corp. (The)
  9.75%, due 4/15/16 (a)               13,825,000       13,686,750
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                    15,447,644       14,289,071
  Series 1999-B
  9.67%, due 1/2/29                    16,820,000       14,465,200
Energy Future Holdings
  Corp.
  10.875%, due 11/1/17                 30,710,000       20,959,575
ESI Tractebel Acquisition
  Corp.
  Class B
  7.99%, due 12/30/11                   5,227,000        5,102,660
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (a)                   440,000          413,600
NRG Energy, Inc.
  7.25%, due 2/1/14                    14,805,000       14,286,825
  7.375%, due 2/1/16                    1,090,000        1,049,125
PNM Resources, Inc.
  9.25%, due 5/15/15                    8,710,000        7,860,775
Public Service Co. of New
  Mexico
  7.95%, due 5/15/18                    8,760,000        8,059,200
Reliant Energy Mid-
  Atlantic Power Holdings
  LLC
  Series C
  9.681%, due 7/2/26                    3,700,000        3,367,000
Western Resources, Inc.
  7.125%, due 8/1/09                       50,000           49,960
                                                    --------------
                                                       103,589,741
                                                    --------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
Anixter, Inc.
  10.00%, due 3/15/14                   2,970,000        2,836,350
                                                    --------------


ENERGY--ALTERNATE SOURCES 0.0%++
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (b)                   16,411           16,926
                                                    --------------


ENTERTAINMENT 2.6%
Chukchansi Economic
  Development Authority
  8.00%, due 11/15/13 (a)               6,480,000        2,754,000
Gaylord Entertainment Co.
  6.75%, due 11/15/14                   2,054,000        1,381,315
  8.00%, due 11/15/13                   3,068,000        2,193,620
Isle of Capri Casinos,
  Inc.
  7.00%, due 3/1/14                    15,263,000       11,599,880
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                   19,485,000       14,077,913
Mohegan Tribal Gaming
  Authority
  6.125%, due 2/15/13                   2,750,000        2,117,500
  6.375%, due 7/15/09                   7,598,000        7,370,060
  6.875%, due 2/15/15                   2,380,000        1,195,950
  8.00%, due 4/1/12                    19,055,000       12,385,750
OED Corp./DIAMOND JO LLC
  8.75%, due 4/15/12                    3,125,000        2,593,750
Penn National Gaming, Inc.
  6.75%, due 3/1/15                    19,010,000       17,536,725
  6.875%, due 12/1/11                   9,735,000        9,491,625
Pinnacle Entertainment,
  Inc.
  8.25%, due 3/15/12                    7,890,000        7,692,750
  8.75%, due 10/1/13                    9,380,000        9,051,700
Seneca Gaming Corp.
  7.25%, due 5/1/12                     3,160,000        2,227,800
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                     2,340,000        2,047,500
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (b)(c)              1,713,235        1,027,941
                                                    --------------
                                                       106,745,779
                                                    --------------

ENVIRONMENTAL CONTROLS 0.4%
Geo Sub Corp.
  11.00%, due 5/15/12                  21,865,000       15,715,469
                                                    --------------


FINANCE--AUTO LOANS 1.4%
V  Ford Motor Credit Co.
  LLC
  5.70%, due 1/15/10                    1,825,000        1,715,558
  7.25%, due 10/25/11                  27,690,000       22,707,295
  7.375%, due 10/28/09                  8,215,000        7,888,462
  7.375%, due 2/1/11                    6,870,000        5,908,598
  7.875%, due 6/15/10                  15,645,000       14,394,198


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
FINANCE--AUTO LOANS (CONTINUED)
Ford Motor Credit Co. LLC
  (continued)
  12.00%, due 5/15/15               $   6,095,000   $    5,151,397
                                                    --------------
                                                        57,765,508
                                                    --------------


FINANCE--OTHER SERVICES 1.4%
V  American Real Estate
  Partners, L.P./
  American Real Estate
  Finance Corp.
  7.125%, due 2/15/13                  39,835,000       33,461,400
  8.125%, due 6/1/12                   26,125,000       23,251,250
                                                    --------------
                                                        56,712,650
                                                    --------------

FOOD 1.3%
American Stores Co.
  8.00%, due 6/1/26                    15,955,000       13,960,625
ASG Consolidated LLC/ASG
  Finance, Inc.
  11.50%, due 11/1/11                   6,459,000        5,522,445
Ingles Market, Inc.
  8.875%, due 5/15/17 (a)               7,975,000        7,699,703
Stater Brothers Holdings
  7.75%, due 4/15/15                    5,677,000        5,478,305
Tyson Foods, Inc.
  7.85%, due 4/1/16                     6,615,000        5,999,435
  10.50%, due 3/1/14 (a)               11,870,000       12,404,150
Tyson Fresh Meats, Inc.
  7.95%, due 2/1/10                       710,000          727,607
                                                    --------------
                                                        51,792,270
                                                    --------------

FOREST PRODUCTS & PAPER 2.3%
Bowater, Inc.
  9.375%, due 12/15/21 (d)             28,888,000        3,538,780
  9.50%, due 10/15/12 (d)                 270,000           33,075
Domtar Corp.
  7.875%, due 10/15/11                 24,579,000       21,875,310
V  Georgia-Pacific Corp.
  7.00%, due 1/15/15 (a)                5,760,000        5,472,000
  7.125%, due 1/15/17 (a)               6,845,000        6,468,525
  7.25%, due 6/1/28                     2,370,000        1,765,650
  7.75%, due 11/15/29                   1,174,000          921,590
  8.00%, due 1/15/24                   17,193,000       14,614,050
  8.875%, due 5/15/31                  29,615,000       25,320,825
Georgia-Pacific LLC
  8.25%, due 5/1/16 (a)                13,120,000       13,120,000
                                                    --------------
                                                        93,129,805
                                                    --------------

GAS 0.1%
MXEnergy Holdings, Inc.
  9.134%, due 8/1/11 (h)               12,830,000        4,169,750
                                                    --------------


HAND & MACHINE TOOLS 0.3%
Baldor Electric Co.
  8.625%, due 2/15/17                   8,521,000        7,541,085
Thermadyne Holdings Corp.
  10.00%, due 2/1/14                    7,325,000        4,788,719
                                                    --------------
                                                        12,329,804
                                                    --------------

HEALTH CARE--PRODUCTS 2.5%
Biomet, Inc.
  10.00%, due 10/15/17                  9,020,000        9,380,800
  10.375%, due 10/15/17
  (g)                                      65,000           62,562
  11.625%, due 10/15/17                14,555,000       14,118,350
Boston Scientific Corp.
  6.00%, due 6/15/11                    4,395,000        4,373,025
Catalent Pharma Solutions,
  Inc.
  10.25%, due 4/15/15 (g)              19,235,000        6,539,900
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15                   7,335,000        6,858,225
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14                   17,895,000       18,342,375
Invacare Corp.
  9.75%, due 2/15/15                   17,120,000       17,248,400
ReAble Therapeutics
  Finance LLC/
  ReAble Therapeutics
  Finance Corp.
  11.75%, due 11/15/14                 18,274,000       11,786,730
Universal Hospital
  Services, Inc.
  5.943%, due 6/1/15 (h)                  930,000          713,775
  8.50%, due 6/1/15 (g)                 1,705,000        1,585,650
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (g)              13,740,000        9,995,850
                                                    --------------
                                                       101,005,642
                                                    --------------

HEALTH CARE--SERVICES 4.1%
Alliance HealthCare
  Services, Inc.
  Series B
  7.25%, due 12/15/12                  29,996,000       29,621,050
Centene Corp.
  7.25%, due 4/1/14                     6,047,000        5,533,005
V  Community Health
  Systems, Inc.
  8.875%, due 7/15/15                  19,255,000       19,158,725
DaVita, Inc.
  6.625%, due 3/15/13                  17,335,000       17,031,637
V  HCA, Inc.
  5.75%, due 3/15/14                    5,065,000        4,001,350
  6.25%, due 2/15/13                    3,000,000        2,580,000
  6.30%, due 10/1/12                   24,985,000       22,111,725
  6.375%, due 1/15/15                   1,585,000        1,252,150
  6.75%, due 7/15/13                    9,545,000        8,208,700
  8.50%, due 4/15/19 (a)               10,850,000       10,917,812
  8.75%, due 9/1/10                     1,585,000        1,581,038
  9.875%, due 2/15/17 (a)               3,645,000        3,645,000
Psychiatric Solutions,
  Inc.
  7.75%, due 7/15/15                    8,832,000        8,081,280
Skilled Healthcare Group,
  Inc.
  11.00%, due 1/15/14                   5,899,000        6,120,213




14    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE--SERVICES (CONTINUED)
Sun Healthcare Group, Inc.
  9.125%, due 4/15/15               $   7,995,000   $    7,775,137
Vanguard Health Holding
  Co. II LLC
  9.00%, due 10/1/14                   20,220,000       19,259,550
                                                    --------------
                                                       166,878,372
                                                    --------------

HOLDING COMPANY--DIVERSIFIED 0.5%
Leucadia National Corp.
  7.125%, due 3/15/17                   3,345,000        2,483,662
  8.125%, due 9/15/15                  14,255,000       11,974,200
Susser Holdings LLC/Susser
  Finance Corp.
  10.625%, due 12/15/13                 7,091,000        7,161,910
                                                    --------------
                                                        21,619,772
                                                    --------------

HOUSEHOLD PRODUCTS & WARES 0.5%
ACCO Brands Corp.
  7.625%, due 8/15/15                  13,015,000        4,555,250
Jarden Corp.
  7.50%, due 5/1/17                    10,490,000        9,283,650
Libbey Glass, Inc.
  9.568%, due 6/1/11 (h)                8,286,000        4,474,440
                                                    --------------
                                                        18,313,340
                                                    --------------

INSURANCE 1.7%
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                    37,380,000       29,904,000
HUB International
  Holdings, Inc.
  9.00%, due 12/15/14 (a)              27,840,000       19,348,800
Lumbermens Mutual Casualty
  Co.
  8.30%, due 12/1/37
  (a)(d)                                8,525,000           74,594
  8.45%, due 12/1/97
  (a)(d)                                2,575,000           22,531
  9.15%, due 7/1/26 (a)(d)             42,123,000          368,576
USI Holdings Corp.
  5.113%, due 11/15/14
  (a)(h)                                6,375,000        3,060,000
  9.75%, due 5/15/15 (a)               11,390,000        5,467,200
Willis North America, Inc.
  6.20%, due 3/28/17                   17,370,000       12,595,665
                                                    --------------
                                                        70,841,366
                                                    --------------

INTERNET 0.5%
Expedia, Inc.
  7.456%, due 8/15/18                   3,375,000        3,054,375
  8.50%, due 7/1/16 (a)                17,094,000       15,811,950
                                                    --------------
                                                        18,866,325
                                                    --------------

IRON & STEEL 0.4%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                  14,390,000       11,816,492
Allegheny Technologies,
  Inc.
  8.375%, due 12/15/11                  2,460,000        2,521,370
                                                    --------------
                                                        14,337,862
                                                    --------------

LEISURE TIME 0.1%
Town Sports International
  Holdings, Inc.
  11.00%, due 2/1/14                    4,645,000        2,229,600
                                                    --------------


LODGING 1.7%
Boyd Gaming Corp.
  6.75%, due 4/15/14                    4,895,000        3,720,200
  7.75%, due 12/15/12                  17,965,000       17,426,050
Majestic Star Casino LLC
  9.50%, due 10/15/10 (d)              10,165,000        3,659,400
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                     6,005,000        2,822,350
  9.75%, due 4/1/10                     4,945,000        4,240,337
San Pasqual Casino
  8.00%, due 9/15/13 (a)                  250,000          200,000
Seminole Hard Rock
  Entertainment, Inc./
  Seminole Hard Rock
  International LLC
  3.82%, due 3/15/14
  (a)(h)                               13,650,000        9,009,000
Starwood Hotels & Resorts
  Worldwide, Inc.
  6.25%, due 2/15/13                    7,365,000        6,775,800
  6.75%, due 5/15/18                   16,605,000       14,197,275
  7.875%, due 5/1/12                    5,834,000        5,425,620
                                                    --------------
                                                        67,476,032
                                                    --------------

MEDIA 3.0%
Charter Communications
  Operating LLC/
  Charter Communications
  Operating Capital
  8.00%, due 4/30/12 (a)               28,399,000       26,695,060
  8.375%, due 4/30/14 (a)               3,300,000        3,003,000
CSC Holdings, Inc.
  6.75%, due 4/15/12                    4,055,000        3,963,762
  8.50%, due 4/15/14 (a)               15,035,000       15,335,700
  8.50%, due 6/15/15 (a)                4,330,000        4,384,125
CW Media Holdings, Inc.
  13.50%, due 8/15/15
  (a)(g)                                5,736,016        3,556,330
Houghton Mifflin Harcourt
  Publishing Co.
  7.20%, due 3/15/11                    4,380,000        4,029,600
HSN, Inc.
  11.25%, due 8/1/16 (a)               17,515,000       12,785,950
ION Media Networks, Inc.
  7.381%, due 1/15/13
  (a)(g)(h)                             8,091,039           60,683
LBI Media, Inc.
  8.50%, due 8/1/17 (a)                10,020,000        3,106,200
Local Insight Regatta
  Holdings, Inc.
  11.00%, due 12/1/17                   5,630,000        1,351,200
Morris Publishing Group
  LLC
  7.00%, due 8/1/13 (d)                20,894,000          861,878
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (a)                10,205,000       10,409,100
  10.375%, due 9/1/14 (a)              24,935,000       25,932,400


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
MEDIA (CONTINUED)
Time Warner Cable, Inc.
  8.25%, due 4/1/19                 $   3,055,000   $    3,376,264
Vertis, Inc.
  18.50%, due 10/1/12 (g)              10,371,117          829,689
Ziff Davis Media, Inc.
  8.801%, due 7/15/11
  (b)(c)(g)                             3,355,721        1,275,174
                                                    --------------
                                                       120,956,115
                                                    --------------

METAL FABRICATE & HARDWARE 0.5%
Metals USA, Inc.
  11.125%, due 12/1/15                  6,580,000        4,671,800
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17                   16,890,000        9,965,100
Neenah Foundary Co.
  9.50%, due 1/1/17                    16,650,000        4,412,250
                                                    --------------
                                                        19,049,150
                                                    --------------

MINING 1.1%
Freeport-McMoRan Copper &
  Gold, Inc.
  4.995%, due 4/1/15 (h)                4,095,000        3,593,363
  8.25%, due 4/1/15                     7,320,000        7,210,200
  8.375%, due 4/1/17                   27,610,000       27,057,800
Vulcan Materials Co.
  7.00%, due 6/15/18                    8,060,000        7,006,566
                                                    --------------
                                                        44,867,929
                                                    --------------

MISCELLANEOUS--MANUFACTURING 1.3%
Actuant Corp.
  6.875%, due 6/15/17                  12,540,000       11,348,700
Polypore, Inc.
  8.75%, due 5/15/12                   15,705,000       12,171,375
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                    24,245,000       19,820,287
Sally Holdings LLC
  9.25%, due 11/15/14                   7,550,000        7,550,000
                                                    --------------
                                                        50,890,362
                                                    --------------

OIL & GAS 7.7%
Chaparral Energy, Inc.
  8.50%, due 12/1/15                   18,583,000        7,433,200
  8.875%, due 2/1/17                   20,435,000        8,276,175
Chesapeake Energy Corp.
  6.50%, due 8/15/17                   31,665,000       27,152,737
  6.625%, due 1/15/16                   7,920,000        7,048,800
  6.875%, due 11/15/20                  4,180,000        3,406,700
Denbury Resources, Inc.
  9.75%, due 3/1/16                     6,435,000        6,531,525
Forest Oil Corp.
  7.25%, due 6/15/19                    8,000,000        6,660,000
  7.25%, due 6/15/19 (a)                3,870,000        3,221,775
  7.75%, due 5/1/14                       335,000          315,738
  8.00%, due 12/15/11                   4,125,000        4,052,813
Frontier Oil Corp.
  8.50%, due 9/15/16                   10,640,000       10,533,600
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  7.75%, due 11/1/15 (a)               11,605,000        9,458,075
  9.00%, due 6/1/16 (a)                 9,005,000        7,699,275
Kerr-McGee Corp.
  6.95%, due 7/1/24                     9,600,000        7,658,957
Linn Energy LLC
  9.875%, due 7/1/18 (a)               13,660,000       12,294,000
Mariner Energy, Inc.
  7.50%, due 4/15/13                   17,985,000       14,567,850
Newfield Exploration Co.
  6.625%, due 9/1/14                    1,990,000        1,830,800
  6.625%, due 4/15/16                   9,820,000        8,887,100
  7.125%, due 5/15/18                  19,975,000       18,077,375
Parker Drilling Co.
  9.625%, due 10/1/13                   9,710,000        7,598,075
PetroHawk Energy Corp.
  7.875%, due 6/1/15 (a)                6,695,000        6,276,562
  9.125%, due 7/15/13                   1,155,000        1,131,900
  10.50%, due 8/1/14 (a)                7,425,000        7,462,125
Petroquest Energy,
  Inc./Petroquest Energy
  LLC
  10.375%, due 5/15/12                 22,378,000       16,112,160
Plains Exploration &
  Production Co.
  7.00%, due 3/15/17                      655,000          563,300
  10.00%, due 3/1/16                   15,715,000       15,322,125
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                  9,194,000        8,596,390
RRI Energy, Inc.
  7.625%, due 6/15/14                   3,780,000        3,411,450
  7.875%, due 6/15/17                  36,425,000       32,509,312
SandRidge Energy, Inc.
  8.00%, due 6/1/18 (a)                 8,780,000        7,682,500
Stone Energy Corp.
  6.75%, due 12/15/14                   8,685,000        3,604,275
  8.25%, due 12/15/11                   8,360,000        4,389,000
United Refining Co.
  10.50%, due 8/15/12                   7,175,000        4,771,375
Venoco, Inc.
  8.75%, due 12/15/11                   6,289,000        4,182,185
W&T Offshore, Inc.
  8.25%, due 6/15/14 (a)                9,465,000        6,956,775
Whiting Petroleum Corp.
  7.00%, due 2/1/14                    15,685,000       13,489,100
  7.25%, due 5/1/13                     5,875,000        5,170,000
                                                    --------------
                                                       314,335,104
                                                    --------------

OIL & GAS SERVICES 0.6%
Allis-Chalmers Energy,
  Inc.
  8.50%, due 3/1/17                     8,665,000        3,985,900
  9.00%, due 1/15/14                   14,270,000        7,063,650




16    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS SERVICES (CONTINUED)
Complete Production
  Services, Inc.
  8.00%, due 12/15/16               $  11,900,000   $    8,806,000
Helix Energy Solutions
  Group, Inc.
  9.50%, due 1/15/16 (a)                5,995,000        4,256,450
                                                    --------------
                                                        24,112,000
                                                    --------------

PACKAGING & CONTAINERS 0.5%
Ball Corp.
  6.875%, due 12/15/12                  3,645,000        3,645,000
Owens-Brockway Glass
  Container, Inc.
  6.75%, due 12/1/14                   18,075,000       17,577,938
                                                    --------------
                                                        21,222,938
                                                    --------------

PHARMACEUTICALS 0.1%
NBTY, Inc.
  7.125%, due 10/1/15                   2,415,000        2,173,500
Warner Chilcott Corp.
  8.75%, due 2/1/15                     3,686,000        3,621,495
                                                    --------------
                                                         5,794,995
                                                    --------------

PIPELINES 3.1%
ANR Pipeline Co.
  7.375%, due 2/15/24
  11.50%, beginning
  11/1/11                               2,555,000        2,427,718
  9.625%, due 11/1/21                  19,281,000       22,696,841
Cedar Brakes II LLC
  9.875%, due 9/1/13 (a)               16,104,243       16,510,714
Copano Energy LLC
  8.125%, due 3/1/16                      390,000          354,900
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18 (a)                21,920,000       19,180,000
El Paso Natural Gas Co.
  7.50%, due 11/15/26                   6,029,000        5,407,892
  7.625%, due 8/1/10                    8,175,000        8,096,732
  8.375%, due 6/15/32                  11,060,000       10,754,202
MarkWest Energy Partners,
  L.P./
  MarkWest Energy Finance
  Corp.
  Series B
  6.875%, due 11/1/14                   7,625,000        6,252,500
  8.50%, due 7/15/16                   25,155,000       21,004,425
  8.75%, due 4/15/18                   10,521,000        8,732,430
Southern Natural Gas Co.
  7.35%, due 2/15/31                    1,895,000        1,671,290
  8.00%, due 3/1/32                     1,420,000        1,341,629
Tennessee Gas Pipeline Co.
  7.625%, due 4/1/37                    3,265,000        2,976,844
                                                    --------------
                                                       127,408,117
                                                    --------------

REAL ESTATE INVESTMENT TRUSTS 1.8%
Host Hotels & Resorts,
  L.P.
  6.875%, due 11/1/14                   6,500,000        5,947,500
Host Marriott, L.P.
  6.375%, due 3/15/15                   4,370,000        3,867,450
  Series Q
  6.75%, due 6/1/16                    23,205,000       20,246,362
  Series M
  7.00%, due 8/15/12                    3,022,000        2,870,900
Omega Healthcare
  Investors, Inc.
  7.00%, due 4/1/14                    18,365,000       17,125,363
Trustreet Properties, Inc.
  7.50%, due 4/1/15                    19,240,000       18,709,592
Ventas Realty, L.P./Ventas
  Capital Corp.
  6.50%, due 6/1/16                     5,700,000        5,073,000
                                                    --------------
                                                        73,840,167
                                                    --------------

RETAIL 2.1%
Asbury Automotive Group,
  Inc.
  7.625%, due 3/15/17                   3,343,000        2,005,800
  8.00%, due 3/15/14                   10,731,000        6,438,600
AutoNation, Inc.
  7.00%, due 4/15/14                    4,213,000        3,833,830
Harry & David Holdings,
  Inc.
  9.00%, due 3/1/13                     3,870,000        1,238,400
Penske Auto Group, Inc.
  7.75%, due 12/15/16                   9,740,000        7,110,200
Rite Aid Corp.
  7.50%, due 3/1/17                    11,415,000        8,475,637
  8.625%, due 3/1/15                   26,480,000       14,299,200
  9.375%, due 12/15/15                  1,160,000          632,200
  9.50%, due 6/15/17                    6,455,000        3,485,700
Sally Holdings LLC/Sally
  Capital, Inc.
  10.50%, due 11/15/16                    500,000          482,500
Star Gas Partners, L.P./
  Star Gas Finance Co.
  Series B
  10.25%, due 2/15/13                  23,620,000       20,903,700
Toys "R" Us, Inc.
  7.625%, due 8/1/11                    9,590,000        6,473,250
Wendy's International,
  Inc.
  6.20%, due 6/15/14                    1,425,000        1,325,250
  6.25%, due 11/15/11                   3,770,000        3,694,600
  7.00%, due 12/15/25                   6,805,000        4,899,600
                                                    --------------
                                                        85,298,467
                                                    --------------

SAVINGS & LOANS 0.0%++
FireKeepers Development
  Authority
  13.875%, due 5/1/15 (a)               1,980,000        1,425,600
Harley-Davidson Funding
  Corp.
  5.25%, due 12/15/12 (a)                 250,000          192,202
                                                    --------------
                                                         1,617,802
                                                    --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
SOFTWARE 0.4%
Open Solutions, Inc.
  9.75%, due 2/1/15 (a)             $   9,755,000   $    1,755,900
SS&C Technologies, Inc.
  11.75%, due 12/1/13                  15,440,000       13,741,600
                                                    --------------
                                                        15,497,500
                                                    --------------

TELECOMMUNICATIONS 4.7%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29                   46,776,000       23,154,120
  6.50%, due 1/15/28                   15,100,000        7,474,500
American Tower Corp.
  7.50%, due 5/1/12                     1,450,000        1,457,250
CC Holdings GS V LLC/Crown
  Castle GS III Corp.
  7.75%, due 5/1/17 (a)                24,660,000       24,906,600
Centennial Cellular
  Operating Co./
  Centennial
  Communications Corp.
  10.125%, due 6/15/13                 20,977,000       21,763,637
Centennial Communications
  Corp./
  Cellular Operating Co.
  LLC/
  Puerto Rico Operations
  8.125%, due 2/1/14                    2,385,000        2,474,438
Crown Castle International
  Corp.
  9.00%, due 1/15/15                   10,080,000       10,281,600
DigitalGlobe, Inc.
  10.50%, due 5/1/14 (a)               10,000,000       10,050,000
GCI, Inc.
  7.25%, due 2/15/14                   12,360,000       11,371,200
Intelsat Holdings, Ltd.
  8.875%, due 1/15/15 (a)               3,835,000        3,777,475
iPCS, Inc.
  3.295%, due 5/1/13 (h)                2,000,000        1,620,000
PAETEC Holding Corp.
  9.50%, due 7/15/15                    9,815,000        7,361,250
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                    9,345,000        9,204,825
  Series B
  7.50%, due 2/15/14                   16,395,000       15,206,362
V  Qwest Corp.
  7.20%, due 11/10/26                   6,685,000        5,013,750
  7.50%, due 10/1/14                    6,400,000        6,176,000
  7.50%, due 6/15/23                      335,000          266,325
  8.375%, due 5/1/16 (a)                5,035,000        5,009,825
  8.875%, due 3/15/12                  13,755,000       13,961,325
Sprint Nextel Corp.
  6.00%, due 12/1/16                   11,974,000        9,938,420
                                                    --------------
                                                       190,468,902
                                                    --------------


TEXTILES 1.0%
INVISTA
  9.25%, due 5/1/12 (a)                43,530,000       39,503,475
                                                    --------------

TRANSPORTATION 0.5%
Atlantic Express
  Transportation Corp.
  9.961%, due 4/15/12
  (d)(h)                                7,340,000        2,431,375
KAR Holdings, Inc.
  8.75%, due 5/1/14                     9,635,000        6,359,100
  10.00%, due 5/1/15                   20,200,000       11,716,000
                                                    --------------
                                                        20,506,475
                                                    --------------

TRUCKING & LEASING 0.1%
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                  13,126,000        5,775,440
                                                    --------------
Total Corporate Bonds
  (Cost $3,235,408,834)                              2,702,967,441
                                                    --------------



FOREIGN BOND 0.5%
------------------------------------------------------------------

MEDIA 0.5%
Shaw Communications, Inc.
  7.50%, due 11/20/13               C$ 22,825,000       20,566,027
                                                    --------------
Total Foreign Bond
  (Cost $17,951,971)                                    20,566,027
                                                    --------------



LOAN ASSIGNMENTS & PARTICIPATIONS 9.9% (I)
------------------------------------------------------------------

AEROSPACE & DEFENSE 0.2%
DAE Aviation Holdings,
  Inc.
  Tranche B1 Term Loan
  4.392%, due 7/31/14               $   5,911,101        3,457,994
  Tranche B2 Term Loan
  4.79%, due 7/31/14                    5,812,384        3,400,245
                                                    --------------
                                                         6,858,239
                                                    --------------

AUTOMOBILE 1.0%
DaimlerChrysler Financial
  Services Americas LLC
  2nd Lien Term Loan
  6.95%, due 8/3/12                    31,045,000       14,901,600
Lear Corp.
  Term Loan
  3.205%, due 4/25/12                     606,636          239,014
Navistar International
  Corp.

  Revolver
  3.67%, due 1/19/12                    7,862,667        6,357,524
  Term Loan B
  3.678%, due 1/19/12                  21,622,333       17,483,192
                                                    --------------
                                                        38,981,330
                                                    --------------


BEVERAGE, FOOD & TOBACCO 0.3%
Dean Foods Co.
  Tranche A Term Loan
  1.957%, due 4/2/12                    2,661,371        2,471,748
  Tranche B Term Loan
  2.714%, due 4/2/14                    2,992,366        2,776,252




18    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
BEVERAGE, FOOD & TOBACCO (CONTINUED)
Pinnacle Foods Holdings
  Corp.
  Tranche B Term Loan
  3.251%, due 4/2/14                $   6,463,553   $    5,364,749
                                                    --------------
                                                        10,612,749
                                                    --------------

BROADCASTING 1.1%
Charter Communications
  Operating LLC
  Replacement Term Loan
  4.688%, due 3/6/14                   17,875,391       15,020,298
Nielsen Finance LLC
  Dollar Term Loan
  2.469%, due 8/9/13                   34,327,088       28,994,684
                                                    --------------
                                                        44,014,982
                                                    --------------

BUILDINGS & REAL ESTATE 0.3%
LNR Property Corp.
  Term Loan A1
  4.00%, due 7/12/09                    2,490,400        1,133,132
  Initial Tranche B Term
  Loan
  4.00%, due 7/12/11                   18,994,800        9,877,296
                                                    --------------
                                                        11,010,428
                                                    --------------

CARGO TRANSPORT 0.1%
FleetPride Corp.
  Term Loan
  3.72%, due 6/6/13                     7,684,375        3,995,875
                                                    --------------


DIVERSIFIED/CONGLOMERATE SERVICE 0.5%
V  SunGard Data Systems,
  Inc.
  Term Loan B
  2.67%, due 2/28/14                   24,477,431       21,920,910
                                                    --------------


FINANCE 0.5%
Lender Processing
  Services, Inc.
  Term Loan A
  2.928%, due 7/2/13                   22,094,286       21,707,636
                                                    --------------


HEALTHCARE, EDUCATION & CHILDCARE 2.5%
Capella Healthcare, Inc.
  1st Lien Term Loan
  5.75%, due 3/2/15                     7,939,800        7,106,121
V  Community Health
  Systems, Inc.
  Delayed Draw Term Loan
  2.678%, due 7/25/14                   1,909,800        1,719,038
  Term Loan
  3.447%, due 7/25/14                  27,441,149       24,700,162
Fresenius Medical Care
  Holdings, Inc.
  Term Loan
  2.615%, due 3/31/13                   6,251,662        5,927,358
V  HCA, Inc.
  Term Loan A
  3.22%, due 11/16/12                   6,641,945        6,000,201
  Term Loan B
  3.47%, due 11/18/13                  26,679,752       24,032,987
Talecris Biotherapeutics,
  Inc.
  1st Lien Term Loan
  4.74%, due 12/6/13                    7,331,250        6,781,406
  2nd Lien Term Loan
  7.74%, due 12/6/14                   25,600,000       22,272,000
Warner Chilcott Corp.
  Tranche C Term Loan
  2.428%, due 1/18/12                   1,083,599        1,014,248
  Tranche B Term Loan
  2.873%, due 1/18/12                   3,089,660        2,891,922
                                                    --------------
                                                       102,445,443
                                                    --------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT 0.1%
Town Sports International,
  Inc.
  Term Loan
  2.25%, due 2/27/14                    6,722,800        3,361,400
                                                    --------------


MACHINERY 0.1%
BHM Technologies LLC
  Exit Term Loan
  (zero coupon), due
  11/26/10 (c)                          3,320,000        2,822,000
  Exit Term Loan B
  (zero coupon), due
  11/26/10 (c)                          7,910,419        1,028,355
                                                    --------------
                                                         3,850,355
                                                    --------------

RETAIL STORE 0.2%
Toys 'R' Us (Delaware),
  Inc.
  Term Loan
  5.447%, due 1/19/13                  18,220,000        8,927,800
                                                    --------------


TELECOMMUNICATIONS 0.4%
V  Qwest Corp.
  Term Loan B
  6.95%, due 6/30/10                   18,000,000       17,932,500
                                                    --------------

UTILITIES 2.6%

V  Calpine Corp.
  1st Priority Term Loan
  4.095%, due 3/29/14                  67,876,162       57,652,315
Texas Competitive Electric
  Holdings Company LLC

  Term Loan B2
  3.969%, due 10/10/14                 32,197,530       21,737,004


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                        PRINCIPAL
                                           AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
UTILITIES (CONTINUED)
Texas Competitive Electric Holdings
  Company LLC (continued)
  Term Loan B3
  3.969%, due 10/10/14              $  39,673,021   $   26,716,169
                                                    --------------
                                                       106,105,488
                                                    --------------
Total Loan Assignments &
  Participations
  (Cost $493,915,029)                                  401,725,135
                                                    --------------



YANKEE BONDS 9.6% (J)
------------------------------------------------------------------

ADVERTISING 0.2%
Virgin Media Finance PLC
  9.125%, due 8/15/16                   8,680,000        8,549,800
                                                    --------------


BUILDING MATERIALS 0.1%
Lafarge S.A.
  6.50%, due 7/15/16                      740,000          549,233
  7.125%, due 7/15/36                   7,017,000        4,068,751
                                                    --------------
                                                         4,617,984
                                                    --------------

CHEMICALS 0.4%
Nova Chemicals Corp.
  5.72%, due 11/15/13 (h)              15,110,000       11,861,350
  6.50%, due 1/15/12                    3,740,000        3,403,400
                                                    --------------
                                                        15,264,750
                                                    --------------

COMMERCIAL SERVICES 0.0%++
Quebecor World, Inc.
  8.75%, due 3/15/16
  (a)(d)                                  460,000            9,775
  9.75%, due 1/15/15
  (a)(d)                               26,020,000          552,925
                                                    --------------
                                                           562,700
                                                    --------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.3%
Digicel, Ltd.
  9.25%, due 9/1/12 (a)                12,255,000       11,519,700
                                                    --------------


ELECTRIC 0.7%
Intergen N.V.
  9.00%, due 6/30/17 (a)               29,015,000       27,564,250
                                                    --------------


ELECTRONICS 0.7%
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14                 86,442,000       30,254,700
                                                    --------------


ENTERTAINMENT 0.4%
Galaxy Entertainment
  Finance Co., Ltd.
  9.875%, due 12/15/12 (a)             19,095,000       14,894,100
                                                    --------------


FOREST PRODUCTS & PAPER 0.6%
Bowater Canada Finance
  7.95%, due 11/15/11 (d)               1,700,000          208,250
Catalyst Paper Corp.
  7.375%, due 3/1/14                    5,405,000        2,351,175
  Series D
  8.625%, due 6/15/11                  10,075,000        5,591,625
Smurfit Capital Funding
  PLC
  7.50%, due 11/20/25                  26,050,000       14,783,375
                                                    --------------
                                                        22,934,425
                                                    --------------

HEALTH CARE--PRODUCTS 0.4%
DJO Finance LLC/DJO
  Finance Corp.
  10.875%, due 11/15/14                20,197,000       15,450,705
                                                    --------------


INSURANCE 0.4%
Allied World Assurance Co.
  Holdings, Ltd.
  7.50%, due 8/1/16                     5,655,000        3,982,817
Fairfax Financial
  Holdings, Ltd.
  7.375%, due 4/15/18                   6,117,000        5,382,960
  7.75%, due 7/15/37                    4,810,000        3,126,500
  8.30%, due 4/15/26                    5,395,000        3,938,350
                                                    --------------
                                                        16,430,627
                                                    --------------

LEISURE TIME 0.3%
Willis Group Holdings,
  Ltd.
  (Trinity Acquisition,
  Ltd.)
  12.875%, due 12/31/16
  (a)(b)(c)                            12,185,000       13,099,826
                                                    --------------


MEDIA 1.7%
CanWest, L.P.
  9.25%, due 8/1/15 (a)(d)             10,200,000          943,500
Quebecor Media, Inc.
  7.75%, due 3/15/16                   22,075,000       18,432,625
  7.75%, due 3/15/16 (d)               14,495,000       12,103,325
Sun Media Corp.
  7.625%, due 2/15/13                      40,000           22,000
Videotron Ltee
  6.875%, due 1/15/14                   2,851,000        2,769,034
  9.125%, due 4/15/18                  29,300,000       30,435,375
  9.125%, due 4/15/18 (a)               5,935,000        6,164,981
                                                    --------------
                                                        70,870,840
                                                    --------------

MISCELLANEOUS--MANUFACTURING 0.1%
Tyco Electronics Group
  S.A.
  5.95%, due 1/15/14                    7,260,000        6,008,942
                                                    --------------


OIL & GAS 0.1%
Anadarko Finance Co.
  7.50%, due 5/1/31                     3,943,000        3,115,774
                                                    --------------






20    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT            VALUE
YANKEE BONDS (CONTINUED)
PHARMACEUTICALS 0.2%
Angiotech Pharmaceuticals,
  Inc.
  5.011%, due 12/1/13 (h)           $   9,770,000   $    6,839,000
                                                    --------------


TELECOMMUNICATIONS 2.7%
Inmarsat Finance PLC
  10.375%, due 11/15/12                22,335,000       22,893,375
Intelsat Subsidiary
  Holding Co., Ltd.
  8.50%, due 1/15/13 (a)               30,180,000       29,878,200
  8.875%, due 1/15/15 (a)               5,715,000        5,657,850
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                  25,130,000       25,130,000
Nortel Networks, Ltd.
  6.875%, due 9/1/23 (d)                3,000,000          262,500
  10.125%, due 7/15/13 (d)              3,780,000          973,350
  10.75%, due 7/15/16 (d)              23,660,000        6,269,900
  10.75%, due 7/15/16
  (a)(d)                               20,124,000        5,332,860
Rogers Communications,
  Inc.
  8.00%, due 12/15/12                   1,180,000        1,209,500
  9.625%, due 5/1/11                   10,427,000       10,927,871
Satelites Mexicanos S.A.
  de C.V.
  9.97%, due 11/30/11 (h)               1,926,800        1,252,420
                                                    --------------
                                                       109,787,826
                                                    --------------

TRANSPORTATION 0.3%
CEVA Group PLC
  10.00%, due 9/1/14 (a)               10,180,000        5,039,100
Kansas City Southern de
  Mexico
  S.A. de C.V.
  7.375%, due 6/1/14                    6,619,000        5,361,390
                                                    --------------
                                                        10,400,490
                                                    --------------
Total Yankee Bonds
  (Cost $529,756,413)                                  388,166,439
                                                    --------------
Total Long-Term Bonds
  (Cost $4,304,367,800)                              3,534,240,822
                                                    --------------




                                           SHARES
COMMON STOCKS 0.4%
------------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (b)(c)                             537,143            5,371
                                                    --------------


MACHINERY--CONSTRUCTION & MINING 0.0%++
Joy Global, Inc.                           18,081          461,066
                                                    --------------


MEDIA 0.0%++
Adelphia Contingent Value
  Vehicle (b)(c)(f)                    15,507,390          155,074
AH Belo Corp. Class A                      86,040          163,476
                                                    --------------
                                                           318,550
                                                    --------------

RETAIL 0.1%
Star Gas Partners, L.P.                 1,815,690        5,719,423
                                                    --------------


SOFTWARE 0.1%
Quadramed Corp. (b)(f)                    306,277        2,104,123
                                                    --------------


TELECOMMUNICATIONS 0.2%
Loral Space &
  Communications, Ltd. (f)                327,283        7,642,058
Remote Dynamics, Inc. (f)                      18                0(k)
                                                    --------------
                                                         7,642,058
                                                    --------------
Total Common Stocks
  (Cost $42,287,232)                                    16,250,591
                                                    --------------



CONVERTIBLE PREFERRED STOCK 0.3%
------------------------------------------------------------------

SOFTWARE 0.3%
QuadraMed Corp.
  5.50% (b)(e)                            950,000       13,851,000
                                                    --------------
Total Convertible
  Preferred Stock
  (Cost $22,798,000)                                    13,851,000
                                                    --------------



PREFERRED STOCKS 0.4%
------------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  Zero Coupon (b)(c)(d)                     6,430               64
                                                    --------------


REAL ESTATE INVESTMENT TRUSTS 0.4%
Sovereign Real Estate
  Investment Corp.
  12.00% (a)(b)                            29,881       17,704,493
                                                    --------------
Total Preferred Stocks
  (Cost $26,447,356)                                    17,704,557
                                                    --------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                        PRINCIPAL
                                           AMOUNT            VALUE
SHORT-TERM INVESTMENT 9.5%
------------------------------------------------------------------

REPURCHASE AGREEMENT 9.5%
State Street Bank and
  Trust Co. 0.05%, dated
  4/30/09
  due 5/1/09
  Proceeds at Maturity
  $383,951,024
  (Collateralized by
  United States Treasury
  Bills with rates between
  0.09% and 3.25% and
  maturity dates between
  8/27/09 and 12/31/09,
  with a Principal Amount
  of $386,715,000 and a
  Market Value of
  $391,634,316)                     $ 383,950,491   $  383,950,491
                                                    --------------
Total Short-Term
  Investment
  (Cost $383,950,491)                                  383,950,491
                                                    --------------
Total Investments
  (Cost $4,779,850,879)
  (l)                                        97.6%   3,965,997,461
Cash and Other Assets,
  Less Liabilities                            2.4       98,383,883
                                            -----     ------------
Net Assets                                  100.0%  $4,064,381,344
                                            =====     ============






++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Illiquid security.  The total market
     value of these securities at April 30,
     2009 is $50,825,901, which represents
     1.3% of the Fund's net assets.
(c)  Fair valued security. The total market
     value of these securities at April 30,
     2009 is $20,999,714, which represents
     0.5% of the Fund's net assets.
(d)  Issue in default.
(e)  Restricted security.
(f)  Non-income producing security.
(g)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(h)  Floating rate.  Rate shown is the rate
     in effect at April 30, 2009.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate
     shown is the rate(s) in effect at April
     30, 2009. Floating Rate Loans are
     generally considered restrictive in that
     the Fund is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(j)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(k)  Less than one dollar.
(l)  At April 30, 2009, cost is
     $4,788,316,221 for federal income tax
     purposes and net unrealized depreciation
     is as follows:



Gross unrealized appreciation      $  85,600,225
Gross unrealized depreciation       (907,918,985)
                                   -------------
Net unrealized depreciation        $(822,318,760)
                                   =============



The following abbreviation is used in the above portfolio:

C$   --Canadian Dollar


The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices             $   47,645,639
Level 2--Other Significant
  Observable Inputs                 3,897,352,108
Level 3--Significant Unobservable
  Inputs                               20,999,714
                                   --------------
Total                              $3,965,997,461
                                   ==============



The Fund did not hold other financial instruments as of April 30, 2009.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                   INVESTMENTS IN
                                       SECURITIES
Balance as of 10/31/08               $ 12,100,513
Accrued discounts/premiums                 18,043
Realized gain (loss)                  (41,244,050)
Change in unrealized
  appreciation/depreciation            13,931,859
Net purchases (sales)                  36,193,349
Net transfers in and/or out of
  Level 3                                      --
                                     ------------
Balance as of 4/30/09                $ 20,999,714
                                     ============
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  4/30/09                             (21,206,926)
                                     ============






22    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $4,779,850,879)  $3,965,997,461
Cash                                     1,265,625
Cash denominated in foreign
  currencies (identified cost $79)              82
Receivables:
  Dividends and Interest                93,371,881
  Fund shares sold                      34,622,977
  Investment securities sold            12,326,014
Other assets                               181,119
                                    --------------
     Total assets                    4,107,765,159
                                    --------------
LIABILITIES:
Unrealized depreciation on
  unfunded commitments                   1,431,667
Payables:
  Investment securities purchased       21,630,169
  Fund shares redeemed                   5,568,010
  Transfer agent (See Note 3)            2,080,029
  Manager (See Note 3)                   1,770,195
  NYLIFE Distributors (See Note 3)       1,135,547
  Professional fees                        419,797
  Shareholder communication                167,203
  Custodian                                 46,949
  Trustees                                  17,261
Accrued expenses                            15,179
Dividend payable                         9,101,809
                                    --------------
     Total liabilities                  43,383,815
                                    --------------
Net assets                          $4,064,381,344
                                    ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                        $    8,540,688
Additional paid-in capital           5,745,258,782
                                    --------------
                                     5,753,799,470
Accumulated distributions in
  excess of net investment income      (30,950,714)
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (843,206,280)
Net unrealized depreciation on
  investments                         (813,853,418)
Net unrealized depreciation on
  unfunded commitments                  (1,431,667)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign
  currencies                                23,953
                                    --------------
Net assets                          $4,064,381,344
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $  227,311,089
                                    ==============
Shares of beneficial interest
  outstanding                           47,403,723
                                    ==============
Net asset value per share
  outstanding                       $         4.80
Maximum sales charge (4.50% of
  offering price)                             0.23
                                    --------------
Maximum offering price per share
  outstanding                       $         5.03
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $2,310,563,535
                                    ==============
Shares of beneficial interest
  outstanding                          485,330,924
                                    ==============
Net asset value per share
  outstanding                       $         4.76
Maximum sales charge (4.50% of
  offering price)                             0.22
                                    --------------
Maximum offering price per share
  outstanding                       $         4.98
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $  419,025,690
                                    ==============
Shares of beneficial interest
  outstanding                           88,400,071
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.74
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $  425,226,558
                                    ==============
Shares of beneficial interest
  outstanding                           89,670,216
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.74
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  680,351,638
                                    ==============
Shares of beneficial interest
  outstanding                          142,864,530
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.76
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $    1,902,834
                                    ==============
Shares of beneficial interest
  outstanding                              399,334
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.77
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $ 171,422,334
  Dividends                                246,515
  Income from securities
     loaned--net                            29,825
                                     -------------
     Total income                      171,698,674
                                     -------------
EXPENSES:
  Manager (See Note 3)                   9,503,937
  Transfer agent--Investor Class
     (See Note 3)                          310,091
  Transfer agent--Class A (See Note
     3)                                  2,006,392
  Transfer agent--Classes B and C
     (See Note 3)                        1,111,088
  Transfer agent--Classes I and R2
     (See Note 3)                          567,109
  Distribution/Service--Investor
     Class (See Note 3)                    245,742
  Distribution/Service--Class A
     (See Note 3)                        2,381,558
  Service--Class B (See Note 3)            493,012
  Service--Class C (See Note 3)            387,987
  Distribution/Service--Class R2
     (See Note 3)                              741
  Distribution--Class B (See Note
     3)                                  1,479,036
  Distribution--Class C (See Note
     3)                                  1,163,962
  Shareholder communication                562,790
  Professional fees                        513,983
  Trustees                                  84,363
  Registration                              84,300
  Custodian                                 48,185
  Shareholder service--Class R2
     (See Note 3)                              296
  Miscellaneous                            101,940
                                     -------------
     Total expenses                     21,046,512
                                     -------------
Net investment income                  150,652,162
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions              $(161,172,624)
  Foreign currency transactions           (301,634)
                                     -------------
Net realized loss on investments
  and
  foreign currency transactions       (161,474,258)
                                     -------------
Net change in unrealized
  depreciation on:
  Security transactions and
     unfunded commitments              337,226,983
  Translation of other assets and
     liabilities in foreign
     currencies                            182,981
                                     -------------
Net change in unrealized
  depreciation on investments,
  unfunded commitments and foreign
  currency transactions                337,409,964
                                     -------------
Net realized and unrealized gain on
  investments, unfunded commitments
  and foreign currency transactions    175,935,706
                                     -------------
Net increase in net assets
  resulting from operations          $ 326,587,868
                                     =============






24    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008



                                       2009              2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $  150,652,162   $   297,699,145
 Net realized loss on
  investments and foreign
  currency transactions        (161,474,258)      (82,236,499)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, unfunded
  commitments and foreign
  currency transactions         337,409,964    (1,161,568,634)
                             --------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations               326,587,868      (946,105,988)
                             --------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class               (9,745,154)      (10,306,868)
    Class A                     (96,817,463)     (180,897,572)
    Class B                     (17,653,451)      (41,712,167)
    Class C                     (14,360,428)      (24,044,538)
    Class I                     (28,261,254)      (39,100,496)
    Class R2                        (33,848)           (1,209)
                             --------------------------------
                               (166,871,598)     (296,062,850)
                             --------------------------------
 Return of capital:
    Investor Class                       --          (315,923)
    Class A                              --        (5,544,831)
    Class B                              --        (1,278,552)
    Class C                              --          (737,008)
    Class I                              --        (1,198,500)
    Class R2                             --               (37)
                             --------------------------------
                                         --        (9,074,851)
                             --------------------------------
 Total dividends and
  distributions to
  shareholders                 (166,871,598)     (305,137,701)
                             --------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                     $1,014,597,103   $ 1,094,308,642
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions             118,136,667       216,335,785
 Cost of shares redeemed
  (a)                          (481,104,337)   (1,368,617,284)
                             --------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions               651,629,433       (57,972,857)
                             --------------------------------
    Net increase (decrease)
     in net assets              811,345,703    (1,309,216,546)

NET ASSETS:
Beginning of period           3,253,035,641     4,562,252,187
                             --------------------------------
End of period                $4,064,381,344   $ 3,253,035,641
                             ================================
Accumulated distributions
 in excess of net
 investment income at end
 of period                   $  (30,950,714)  $   (14,731,278)
                             ================================




(a) Cost of shares redeemed net of redemption fees of $198,784 for the six-month period ended April 30, 2009 and $359,519 for the year ended October 31, 2008.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              INVESTOR CLASS
                                      ------------------------------
                                                        FEBRUARY 28,
                                      SIX MONTHS           2008**
                                         ENDED             THROUGH
                                       APRIL 30,         OCTOBER 31,
                                      ------------------------------
                                         2009*              2008
Net asset value at beginning of
  period                               $   4.63           $   5.97
                                       --------           --------
Net investment income                      0.20 (a)           0.28 (a)
Net realized and unrealized gain
  (loss) on investments                    0.19              (1.33)
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                             0.00 ++            0.00 ++
                                       --------           --------
Total from investment operations           0.39              (1.05)
                                       --------           --------
Less dividends and distributions:
  From net investment income              (0.22)             (0.28)
  Return of capital                          --              (0.01)
                                       --------           --------
Total dividends and distributions         (0.22)             (0.29)
                                       --------           --------
Redemption fee (a)                         0.00 ++            0.00 ++
                                       --------           --------
Net asset value at end of period       $   4.80           $   4.63
                                       ========           ========
Total investment return (b)                9.11%(e)         (18.54%)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                    9.05%++            7.31% ++
  Net expenses                             1.22%++            1.16% ++
  Expenses (before reimbursement)          1.22%++            1.16% ++
Portfolio turnover rate                      17%                29%
Net assets at end of period (in
  000's)                               $227,311           $201,850




                                                                     CLASS B
                                --------------------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED
                                 APRIL 30,                          YEAR ENDED OCTOBER 31,
                                --------------------------------------------------------------------------------
                                   2009*        2008        2007         2006              2005          2004
Net asset value at beginning
  of period                      $   4.57     $   6.31    $   6.30    $     6.19        $     6.30    $     6.04
                                 --------     --------    --------    ----------        ----------    ----------
Net investment income                0.18 (a)     0.38 (a)    0.40 (a)      0.38 (a)          0.40          0.42 (a)
Net realized and unrealized
  gain (loss) on investments         0.19        (1.73)       0.00 ++       0.15 (d)         (0.08)         0.24
Net realized and unrealized
  gain (loss) on foreign
  currency transactions              0.00 ++      0.00 ++     0.00 ++      (0.00)++           0.00 ++       0.02
                                 --------     --------    --------    ----------        ----------    ----------
Total from investment
  operations                         0.37        (1.35)       0.40          0.53              0.32          0.68
                                 --------     --------    --------    ----------        ----------    ----------
Less dividends and
  distributions:
  From net investment income        (0.20)       (0.38)      (0.39)        (0.37)            (0.43)        (0.42)
  Return of capital                    --        (0.01)         --         (0.05)               --            --
                                 --------     --------    --------    ----------        ----------    ----------
Total dividends and
  distributions                     (0.20)       (0.39)      (0.39)        (0.42)            (0.43)        (0.42)
                                 --------     --------    --------    ----------        ----------    ----------
Redemption fee (a)                   0.00 ++      0.00 ++     0.00 ++       0.00 ++           0.00 ++       0.00 ++
                                 --------     --------    --------    ----------        ----------    ----------
Net asset value at end of
  period                         $   4.74     $   4.57    $   6.31    $     6.30        $     6.19    $     6.30
                                 ========     ========    ========    ==========        ==========    ==========
Total investment return (b)          8.46%(e)   (22.47%)      6.46%         8.92%(c)(d)       5.04%        11.65%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             8.30 %++      6.53%       6.19%         6.02%             6.35%         6.69%
  Net expenses                       1.97%++      1.86%       1.79%         1.81%             1.77%         1.76%
  Expenses (before
     reimbursement)                  1.97%++      1.86%       1.79%         1.82%(c)          1.77%         1.76%
Portfolio turnover rate                17%          29%         49%           58%               35%           41%
Net assets at end of period
  (in 000's)                     $419,026     $431,398    $811,937    $1,067,018        $2,486,331    $2,814,176



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(e)  Total return is not annualized.





26    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   CLASS A
            ------------------------------------------------------------------------------------

            SIX MONTHS
               ENDED
             APRIL 30,                               YEAR ENDED OCTOBER 31,
            ------------------------------------------------------------------------------------
               2009*         2008          2007          2006              2005          2004
            $     4.60    $     6.35    $     6.33    $     6.22        $     6.32    $     6.05
            ----------    ----------    ----------    ----------        ----------    ----------
                  0.20 (a)      0.43 (a)      0.45 (a)      0.42 (a)          0.45          0.46 (a)
                  0.18         (1.74)         0.01          0.15 (d)         (0.09)         0.25
                  0.00++       (0.00)++       0.00 ++      (0.00)++           0.00 ++       0.02
            ----------    ----------    ----------    ----------        ----------    ----------
                  0.38         (1.31)         0.46          0.57              0.36          0.73
            ----------    ----------    ----------    ----------        ----------    ----------

                 (0.22)        (0.43)        (0.44)        (0.41)            (0.46)        (0.46)
                    --         (0.01)           --         (0.05)               --            --
            ----------    ----------    ----------    ----------        ----------    ----------
                 (0.22)        (0.44)        (0.44)        (0.46)            (0.46)        (0.46)
            ----------    ----------    ----------    ----------        ----------    ----------
                  0.00 ++       0.00 ++       0.00 ++       0.00 ++           0.00 ++       0.00 ++
            ----------    ----------    ----------    ----------        ----------    ----------
            $     4.76    $     4.60    $     6.35    $     6.33        $     6.22    $     6.32
            ==========    ==========    ==========    ==========        ==========    ==========
                  9.01%(e)    (22.00%)        7.41%         9.58%(c)(d)       5.86%        12.53%

                  9.15%++       7.33%         6.95%         6.77%             7.10%         7.44%
                  1.11%++       1.07%         1.04%         1.06%             1.02%         1.01%
                  1.11%++       1.07%         1.04%         1.07%(c)          1.02%         1.01%
                    17%           29%           49%           58%               35%           41%
            $2,310,564    $1,835,090    $2,887,965    $2,806,800        $1,381,080    $1,279,164




                                        CLASS C
      --------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                       YEAR ENDED OCTOBER 31,

      --------------------------------------------------------------------------
         2009*        2008        2007        2006            2005        2004
       $   4.57     $   6.31    $   6.30    $   6.19        $   6.30    $   6.04
       --------     --------    --------    --------        --------    --------
           0.18 (a)     0.38 (a)    0.40 (a)    0.38 (a)        0.40        0.42 (a)
           0.19        (1.73)       0.00 ++     0.15 (d)       (0.09)       0.24
           0.00 ++      0.00 ++     0.00 ++    (0.00)++         0.00 ++     0.02
       --------     --------    --------    --------        --------    --------
           0.37        (1.35)       0.40        0.53            0.31        0.68
       --------     --------    --------    --------        --------    --------

          (0.20)       (0.38)      (0.39)      (0.37)          (0.42)      (0.42)
             --        (0.01)         --       (0.05)             --          --
       --------     --------    --------    --------        --------    --------
          (0.20)       (0.39)      (0.39)      (0.42)          (0.42)      (0.42)
       --------     --------    --------    --------        --------    --------
           0.00 ++      0.00 ++     0.00 ++     0.00 ++         0.00 ++     0.00 ++
       --------     --------    --------    --------        --------    --------
       $   4.74     $   4.57    $   6.31    $   6.30        $   6.19    $   6.30
       ========     ========    ========    ========        ========    ========
           8.45%(e)   (22.60%)      6.63%       8.91%(c)(d)     5.04%      11.65%

           8.30%++      6.54%       6.20%       6.02%           6.35%       6.69%
           1.97%++      1.86%       1.79%       1.81%           1.77%       1.76%
           1.97%++      1.86%       1.79%       1.82%(c)        1.77%       1.76%
             17%          29%         49%         58%             35%         41%
       $425,227     $276,418    $422,348    $421,855        $401,923    $419,496




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                 CLASS I
                              ----------------------------------------------------------------------------
                                                                                                JANUARY 2,
                              SIX MONTHS                                                          2004**
                                 ENDED                                                           THROUGH
                               APRIL 30,                 YEAR ENDED OCTOBER 31,                OCTOBER 31,
                              ----------------------------------------------------------------------------
                                 2009*        2008        2007        2006            2005         2004
Net asset value at
  beginning of period          $   4.60     $   6.35    $   6.34    $   6.22        $  6.32      $  6.24
                               --------     --------    --------    --------        -------      -------
Net investment income              0.21 (a)     0.44 (a)    0.47 (a)    0.44 (a)       0.48         0.41 (a)
Net realized and
  unrealized gain (loss)
  on investments                   0.18        (1.73)       0.00 ++     0.16          (0.10)        0.07
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                     0.00 ++      0.00 ++     0.00 ++    (0.00)++        0.00 ++      0.00 ++
                               --------     --------    --------    --------        -------      -------
Total from investment
  operations                       0.39        (1.29)       0.47        0.60           0.38         0.48
                               --------     --------    --------    --------        -------      -------
Less dividends and
  distributions:
  From net investment
     income                       (0.23)       (0.45)      (0.46)      (0.43)         (0.48)       (0.40)
  Return of capital                  --        (0.01)         --       (0.05)            --           --
                               --------     --------    --------    --------        -------      -------
Total dividends and
  distributions                   (0.23)       (0.46)      (0.46)      (0.48)         (0.48)       (0.40)
                               --------     --------    --------    --------        -------      -------
Redemption fee (a)                 0.00 ++      0.00 ++     0.00 ++     0.00 ++        0.00 ++      0.00 ++
                               --------     --------    --------    --------        -------      -------
Net asset value at end of
  period                       $   4.76     $   4.60    $   6.35    $   6.34        $  6.22      $  6.32
                               ========     ========    ========    ========        =======      =======
Total investment return
  (b)                              8.95%(e)   (21.63%)      7.49%      10.02%(c)(d)    6.12%        7.97%(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            9.41%++      7.57%       7.26%       7.03%          7.31%        7.79%++
  Net expenses                     0.86%++      0.87%       0.79%       0.80%          0.81%        0.66%++
  Expenses (before
     reimbursement)                0.86%++      0.87%       0.79%       0.81%          0.81%        0.66%++
Portfolio turnover rate              17%          29%         49%         58%            35%          41%
Net assets at end of
  period (in 000's)            $680,352     $508,239    $440,002    $117,032        $68,659      $22,868




                                        CLASS R2
                              ---------------------------
                                                 MAY 1
                              SIX MONTHS         2008**
                                 ENDED          THROUGH
                               APRIL 30,      OCTOBER 31,
                              ---------------------------
                                 2009*            2008
Net asset value at
  beginning of period           $ 4.60          $  5.99
                                ------          -------
Net investment income             0.20 (a)         0.21 (a)
Net realized and
  unrealized gain (loss)
  on investments                  0.19            (1.38)
Net realized and
  unrealized gain on
  foreign currency
  transactions                    0.00 ++          0.00 ++
                                ------          -------
Total from investment
  operations                      0.39            (1.17)
                                ------          -------
Less dividends and
  distributions:
  From net investment
     income                      (0.22)           (0.21)
  Return of capital                 --            (0.01)
                                ------          -------
Total dividends and
  distributions                  (0.22)           (0.22)
                                ------          -------
Redemption fee (a)                0.00 ++          0.00 ++
                                ------          -------
Net asset value at end of
  period                        $ 4.77          $  4.60
                                ======          =======
Total investment return
  (b)                             8.94%(e)       (20.13%)(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           9.15%++          7.48% ++
  Net expenses                    1.21%++          1.20% ++
  Expenses (before
     reimbursement)               1.21%++          1.20% ++
Portfolio turnover rate             17%              29%
Net assets at end of
  period (in 000's)             $1,903          $    41




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(e)  Total return is not annualized.





28    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R2 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares.

The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a

                                                   mainstayinvestments.com    29
security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and
(vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund held securities with a value of $20,999,714 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-


30    MainStay High Yield Corporate Bond Fund
through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").


                                                   mainstayinvestments.com    31

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(K) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 7.)

(L) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(M) CONCENTRATION OF RISK. The Fund invests in high-yield debt securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a


32    MainStay High Yield Corporate Bond Fund
premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million, 0.55% on assets from $500 million to $5 billion and 0.525% on assets in excess of $5 billion.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.02% increase in the management fee. This increase was offset by a 0.02% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $9,503,937.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant

                                                   mainstayinvestments.com    33
to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $35,368 and $458,139, respectively, for the six-month period ended April 30, 2009 . The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $14, $9,620, $257,618 and $33,105, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $3,994,680.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $  208,876    0.0%++
--------------------------------------------------
Class C                                  94    0.0++
--------------------------------------------------
Class I                           3,974,614    0.6
--------------------------------------------------
Class R2                             21,587    1.1
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $106,745.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $677,403,540 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2009              $ 82,452
       2010               169,120
       2011               306,034
       2014                34,845
       2016                84,953
------------------------------------

      Total              $677,404
------------------------------------


The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                             2008
Distributions paid from:
  Ordinary Income                    $296,062,850
  Return of Capital                     9,074,851
-------------------------------------------------
Total                                $305,137,701
-------------------------------------------------






34    MainStay High Yield Corporate Bond Fund

NOTE 5--COMMITMENTS AND CONTINGENCIES:

At April 30, 2009, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                             UNFUNDED       UNREALIZED
 BORROWER                  COMMITMENT     DEPRECIATION
BHM Technologies LLC
  Revolver A due
  11/26/10                 $1,095,000      $  (164,250)
------------------------------------------------------
BHM Technologies LLC
  Revolver B due
  11/26/10                  5,005,000         (750,750)
------------------------------------------------------
Lender Processing
  Services, Inc.
  Revolver due 7/2/13       5,166,667         (516,667)
------------------------------------------------------
Total                                      $(1,431,667)
------------------------------------------------------



The commitment is available until maturity date of the security.

NOTE 6--FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2009, the Fund held the following foreign currency:

                   CURRENCY    COST    VALUE
Canadian Dollar      CAD 97     $79      $82
--------------------------------------------



NOTE 7--RESTRICTED SECURITIES:

As of April 30, 2009, the Fund held the following restricted securities:

                                                     PRINCIPAL
                                      DATE(S) OF       AMOUNT/                     4/30/09   PERCENTAGE OF
SECURITY                             ACQUISITION        SHARES          COST         VALUE      NET ASSETS
At Home Corp.
  Convertible Bond                       7/25/01   $61,533,853   $         0   $     6,153             0.0%++
----------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock 5.50%      6/16/04       950,000    22,798,000    13,851,000             0.3
----------------------------------------------------------------------------------------------------------
Total                                                            $22,798,000   $13,857,153             0.3%
----------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 8--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 9--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 10--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $1,032,280 and $523,986, respectively.


                                                   mainstayinvestments.com    35

NOTE 11--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    3,770,200   $ 16,918,719
Shares issued to
  shareholders in
  reinvestment of dividends    1,882,156      8,346,799
Shares redeemed               (4,884,623)   (21,656,011)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     767,733      3,609,507
Shares converted into
  Investor Class (See Note
  1)                           3,403,878     14,837,989
Shares converted from
  Investor Class (See Note
  1)                            (391,833)    (1,656,590)
                              -------------------------
Net increase                   3,779,778   $ 16,790,906
                              =========================

Period ended October 31,
  2008 (a):
Shares sold                    4,557,981   $ 26,497,030
Shares issued to
  shareholders in
  reinvestment of dividends    1,631,896      9,176,570
Shares redeemed               (5,564,259)   (31,581,862)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     625,618      4,091,738
Shares converted into
  Investor Class (See Note
  1)                          45,857,130    268,437,800
Shares converted from
  Investor Class (See Note
  1)                          (2,858,803)   (16,336,797)
                              -------------------------
Net increase                  43,623,945   $256,192,741
                              =========================



(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                  127,087,944   $ 564,052,581
Shares issued to
  shareholders in
  reinvestment of
  dividends                   15,618,481      68,806,223
Shares redeemed              (60,428,213)   (265,555,604)
                            ----------------------------
Net increase in shares
  outstanding before
  conversion                  82,278,212     367,303,200
Shares converted into
  Class A (See Note 1)         5,495,922      23,453,312
Shares converted from
  Class A (See Note 1)        (1,744,001)     (7,673,605)
                            ----------------------------
Net increase                  86,030,133   $ 383,082,907
                            ============================

Year ended October 31,
  2008:
Shares sold                   91,709,161   $ 530,946,871
Shares issued to
  shareholders in
  reinvestment of
  dividends                   22,806,805     131,870,658
Shares redeemed             (141,198,113)   (817,912,644)
                            ----------------------------
Net decrease in shares
  outstanding before
  conversion                 (26,682,147)   (155,095,115)
Shares converted into
  Class A (See Note 1)        15,310,981      89,852,082
Shares converted from
  Class A (See Note 1)       (44,367,759)   (257,708,595)
                            ----------------------------
Net decrease                 (55,738,925)  $(322,951,628)
                            ============================




 CLASS B                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                   8,786,559   $  38,697,712
Shares issued to
  shareholders in
  reinvestment of
  dividends                   2,782,854      12,175,894
Shares redeemed             (10,713,239)    (46,841,082)
                            ---------------------------
Net increase in shares
  outstanding before
  conversion                    856,174       4,032,524
Shares converted from
  Class B (See Note 1)       (6,826,677)    (28,961,106)
                            ---------------------------
Net decrease                 (5,970,503)  $ (24,928,582)
                            ===========================

Year ended October 31,
  2008:
Shares sold                   6,132,253   $  35,711,486
Shares issued to
  shareholders in
  reinvestment of
  dividends                   5,017,413      28,939,798
Shares redeemed             (31,105,623)   (179,967,645)
                            ---------------------------
Net decrease in shares
  outstanding before
  conversion                (19,955,957)   (115,316,361)
Shares converted from
  Class B (See Note 1)      (14,287,468)    (84,244,490)
                            ---------------------------
Net decrease                (34,243,425)  $(199,560,851)
                            ===========================




 CLASS C                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                  35,136,034   $ 156,170,302
Shares issued to
  shareholders in
  reinvestment of
  dividends                   1,992,214       8,775,332
Shares redeemed              (7,901,373)    (34,549,149)
                            ---------------------------
Net increase                 29,226,875   $ 130,396,485
                            ===========================

Year ended October 31,
  2008:
Shares sold                  13,274,273   $  76,853,924
Shares issued to
  shareholders in
  reinvestment of
  dividends                   2,587,539      14,868,368
Shares redeemed             (22,299,748)   (127,662,758)
                            ---------------------------
Net decrease                 (6,437,936)  $ (35,940,466)
                            ===========================




 CLASS I                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                  53,213,025   $ 236,887,244
Shares issued to
  shareholders in
  reinvestment of
  dividends                   4,533,861      19,998,571
Shares redeemed             (25,392,495)   (112,337,541)
                            ---------------------------
Net increase                 32,354,391   $ 144,548,274
                            ===========================

Year ended October 31,
  2008:
Shares sold                  72,666,498   $ 424,248,877
Shares issued to
  shareholders in
  reinvestment of
  dividends                   5,491,601      31,479,145
Shares redeemed             (36,892,114)   (211,492,375)
                            ---------------------------
Net increase                 41,265,985   $ 244,235,647
                            ===========================






36    MainStay High Yield Corporate Bond Fund

 CLASS R2                        SHARES       AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                     419,234   $1,870,545
Shares issued to shareholders
  in reinvestment of dividends    7,430       33,848
Shares redeemed                 (36,178)    (164,950)
                                --------------------
Net increase                    390,486   $1,739,443
                                ====================

Period ended October 31, 2008
  (b):
Shares sold                       8,617   $   50,454
Shares issued to shareholders
  in reinvestment of dividends      231        1,246
                                --------------------
Net increase                      8,848   $   51,700
                                ====================




(b) Class R2 was seeded April 30, 2008. Investment operations did not commence until May 1, 2008.


NOTE 12--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



                                                   mainstayinvestments.com    37

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).





38    MainStay High Yield Corporate Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A015937              (RECYCLE LOGO)         MS140-09         MSHY10-06/09
                                                                          08

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INSTITUTIONAL BOND FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INSTITUTIONAL BOND FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
INTERIM SUBADVISORY AGREEMENT              24
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        26
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       26

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   7.17%    -0.38%    3.15%    4.44%




(PERFORMANCE GRAPH)

                                                              LEHMAN BROTHERS
                                MAINSTAY INSTITUTIONAL        INTERMEDIATE U.S.
                                       BOND FUND          GOVERNMENT/CREDIT INDEX2
                                ----------------------    ------------------------
4/30/99                                  10000                      10000
                                         10042                      10154
                                         11308                      11385
                                         11913                      12202
                                         13018                      13516
                                         13217                      13790
                                         13655                      14240
                                         13757                      14380
                                         14765                      15328
                                         15495                      16486
4/30/09                                  15437                      17012







 BENCHMARK PERFORMANCE                                                  SIX      ONE      FIVE     TEN
                                                                      MONTHS     YEAR    YEARS    YEARS
-------------------------------------------------------------------------------------------------------------
Barclays Capital Intermediate U.S. Government/Credit Bond Index(2)     6.73%     3.19%    4.29%    5.46%
Average Lipper short-intermediate investment grade debt fund(3)        5.39     -0.61     2.41     4.06



1. On November 27, 2007, McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund were reorganized into MainStay Institutional Bond Fund Class I shares. Performance figures for Class I shares reflect the historical performance of the McMorgan Class shares of the McMorgan Intermediate Fixed Income Fund (a predecessor to the Fund, which was subject to a different fee structure, and for which McMorgan & Co. LLC served as investment advisor). Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower.
   Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $10,000. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Class I shares are sold with no initial sales charge or contingent deferred sales charge and have no annual 12b-1 fees, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. The Barclays Capital Intermediate U.S. Government/Credit Bond Index (formerly named the Lehman Brothers(R) Intermediate U.S. Government/Credit Index) is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds with less than 10 years to maturity. Results assume reinvestment of all income and capital gains. The Barclays Capital Intermediate U.S. Government/Credit Bond Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
3. The average Lipper short-intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.



                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INSTITUTIONAL BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
CLASS I SHARES                 $1,000.00       $1,071.70        $2.57          $1,022.30         $2.51
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's Class I annualized expense ratio (0.50%) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.






6    MainStay Institutional Bond Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              44.9
Corporate Bonds                                 37.2
Mortgage-Backed Securities                       9.4
Cash and Other Assets, Less Liabilities          4.5
Asset-Backed Security                            2.5
Yankee Bonds                                     0.9
Short-Term Investment                            0.6





See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.50%-6.50%, due 4/30/19-11/1/38
    2.  United States Treasury Notes,
        0.875%-2.75%,
        due 1/31/10-2/15/19
    3.  Federal Home Loan Mortgage Corporation,
        3.75%-4.75%,
        due 1/19/16-3/27/19
    4.  Federal National Mortgage Association,
        1.75%-4.75%,
        due 12/15/10-3/23/11
    5.  Freddie Mac (Collateralized Mortgage
        Obligations), 5.00%,
        due 9/15/31-6/15/34
    6.  Federal Farm Credit Bank, 3.875%, due
        10/7/13
    7.  Chase Issuance Trust, Series 2008-A6,
        Class A, 1.651%,
        due 5/15/15
    8.  Greenwich Capital Commercial Funding
        Corp., 5.224%-5.317%, due
        6/10/36-4/10/37
    9.  Goldman Sachs Group, Inc. (The),
        1.625%-6.15%,
        due 7/15/11-4/1/18
   10.  State Street Corp., 2.15%, due 4/30/12






                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY INSTITUTIONAL BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

For the six months ended April 30, 2009, MainStay Institutional Bond Fund Class I shares returned 7.17%. Class I shares outperformed the 5.39% return of the average Lipper(1) short-intermediate investment grade debt fund and the 6.73% return of the Barclays Capital Intermediate U.S. Government/Credit Bond Index(2) for the six months ended April 30, 2009. The Barclays Capital Intermediate U.S. Government/Credit Bond Index is the Fund's broad-based securities-market index.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S INVESTMENT APPROACH DURING THE REPORTING PERIOD?

Effective April 15, 2009, MacKay Shields LLC was appointed as interim Subadvisor to the Fund. At that time, Gary Goodenough and James Ramsay, CFA, were made responsible for the day-to-day portfolio management activities of the Fund. The Board of Trustees approved reorganizing MainStay Institutional Bond Fund with and into MainStay Intermediate Term Bond Fund, subject to approval by the shareholders of the MainStay Institutional Bond Fund. Other changes to the Fund's investment objective, principal investment strategy, investment process, nonfundamental investment restrictions and primary benchmark were also approved, effective June 1, 2009. Additional information about these changes, including information about fees and risks, is available in the Supplement to the MainStay Institutional Bond Fund prospectus dated April 15, 2009.

WHAT MARKET FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The financial markets saw times of weakness and times of strength, providing what we call a "tale of two cities" outcome during the reporting period. The fourth quarter of 2008 proved to be a difficult period for the economy and the financial system. The latter part of the first quarter into April 2009, on the other hand, was among the strongest periods for riskier assets seen in some time.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

At the beginning of the reporting period, the Fund held more than half of its net assets in U.S. government and federal agency securities. At the same time, more than a quarter of net assets were invested in corporate bonds, and the rest of the Fund's assets were spread among mortgage-backed securities, asset-backed securities, Yankee bonds and short-term investments.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund's allocation to U.S. Treasury securities increased during the reporting period, while the Fund's allocation to U.S. federal agency securities substantially declined.

During the reporting period, the Fund increased its exposure to corporate bonds to more than a third of net assets. The Fund substantially increased its exposure to banks and telecommunications companies and decreased its exposure to insurance companies and electric companies.

WHAT CHANGES DID YOU MAKE TO THE FUND'S POSITIONING AFTER YOU BECAME RESPONSIBLE FOR DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE FUND?

After we became the Fund's interim Subadvisor on April 15, 2009, we sought to better align the Fund with its new benchmark, the Barclays Capital U.S.


----------
The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risks of "to be announced securities" transactions are increased credit risk and increased overall investment exposure. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Delayed delivery transactions create interest rate risks for the Fund and also involve credit risks in the event of a counterparty default. The principal risk of forward commitments and when-issued securities is that the security may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 5 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the Barclays Capital Intermediate U.S. Government/Credit Bond Index.


8    MainStay Institutional Bond Fund

Aggregate Bond Index.(3) We did this in several ways. We reduced the Fund's corporate-bond allocation, especially in banking and brokerage. We trimmed the Fund's exposure to Treasury Inflation Protected Securities (TIPS) and agency debentures. In addition, we raised the Fund's commitment to agency mortgage pass-through securities.

In parallel with the realignment, we also undertook several trades that sought to improve relative value. We swapped what we viewed as relatively expensively priced consumer cyclical bonds for what we believed to be attractively-priced paper in sectors such as basic materials, where prices were more reasonable. A swap of Diageo Capital for Cargill was one example. A swap of Verizon Communications for pipeline operator Enterprise Products Operating was another.

Along similar lines, we repositioned assets along the Treasury yield curve to take advantage of the value in newer issues. For example, we swapped February and March 2014 Treasurys for the newer April 2014 Five-Year Treasury benchmark issue.



----------
3. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2009 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS 94.9%+
ASSET-BACKED SECURITY 2.5%
----------------------------------------------------------------

CREDIT CARDS 2.5%
V  Chase Issuance Trust
  Series 2008-A6, Class A
  1.651%, due 5/15/15 (a)            $ 6,100,000   $   5,765,787
                                                   -------------
Total Asset-Backed Security
  (Cost $6,100,000)                                    5,765,787
                                                   -------------



CORPORATE BONDS 37.2%
----------------------------------------------------------------

AGRICULTURE 2.9%
Altria Group, Inc.
  9.70%, due 11/10/18                  1,500,000       1,752,812
  9.95%, due 11/10/38                    500,000         560,760
Cargill, Inc.
  5.60%, due 9/15/12 (b)                 950,000         940,954
  6.00%, due 11/27/17 (b)              1,935,000       1,768,764
Philip Morris International,
  Inc.
  5.65%, due 5/16/18                   1,665,000       1,684,915
                                                   -------------
                                                       6,708,205
                                                   -------------

BANKS 4.9%
Bank of America Corp.
  2.10%, due 4/30/12 (c)               3,905,000       3,929,808
Bank One Corp.
  5.90%, due 11/15/11                  1,505,000       1,526,752
Capital One Financial Corp.
  6.15%, due 9/1/16                      675,000         407,821
V  State Street Corp.
  2.15%, due 4/30/12 (c)               5,400,000       5,390,647
                                                   -------------
                                                      11,255,028
                                                   -------------

BEVERAGES 0.3%
Dr. Pepper Snapple Group,
  Inc.
  6.82%, due 5/1/18                      725,000         706,056
                                                   -------------


COMMERCIAL SERVICES 0.5%
Western Union Co. (The)
  6.50%, due 2/26/14                   1,000,000       1,055,019
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 14.6%
Bear Stearns Cos., Inc. (The)
  5.30%, due 10/30/15                    500,000         463,162
  5.70%, due 11/15/14                  1,200,000       1,177,700
Citigroup, Inc.
  5.50%, due 4/11/13                   3,585,000       3,195,196
General Electric Capital
  Corp.
  3.00%, due 12/9/11 (c)               3,300,000       3,404,501
  4.625%, due 9/15/09                    125,000         125,836
V  Goldman Sachs Group, Inc.
  (The)
  1.625%, due 7/15/11 (c)              1,195,000       1,199,710
  3.25%, due 6/15/12 (c)               3,350,000       3,491,578
  6.15%, due 4/1/18                      805,000         759,299
HSBC Finance Corp.
  4.75%, due 5/15/09                     115,000         114,843
  6.375%, due 10/15/11                 1,505,000       1,485,930
  6.75%, due 5/15/11                     535,000         524,687
International Lease Finance
  Corp.
  5.625%, due 9/20/13                  2,860,000       1,611,487
  5.75%, due 6/15/11                   1,480,000       1,128,137
  5.875%, due 5/1/13                     320,000         192,030
  6.375%, due 3/25/13                  1,380,000         842,810
Jefferies Group, Inc.
  5.50%, due 3/15/16                     800,000         579,956
John Deere Capital Corp.
  4.90%, due 9/9/13                      930,000         940,392
  5.65%, due 7/25/11                   1,135,000       1,186,543
JPMorgan Chase & Co.
  5.125%, due 9/15/14                  2,140,000       1,981,865
MBNA Corp.
  7.50%, due 3/15/12                     240,000         230,924
Merrill Lynch & Co., Inc.
  6.05%, due 8/15/12                   1,255,000       1,154,328
  6.15%, due 4/25/13                     790,000         726,326
Morgan Stanley
  2.00%, due 9/22/11 (c)               2,600,000       2,609,404
  4.75%, due 4/1/14                    1,495,000       1,263,737
Textron Financial Corp.
  5.40%, due 4/28/13                   4,180,000       3,073,345
                                                   -------------
                                                      33,463,726
                                                   -------------

ELECTRIC 1.0%
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11                  1,680,000       1,706,279
Virginia Electric and Power
  Co.
  5.10%, due 11/30/12                    660,000         679,681
                                                   -------------
                                                       2,385,960
                                                   -------------

INSURANCE 0.9%
Assurant, Inc.
  5.625%, due 2/15/14                    615,000         490,404
MetLife, Inc.
  6.125%, due 12/1/11                    460,000         455,827


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of April 30, 2009, excluding short-term investment. May be subject to change daily.


10    MainStay Institutional Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
INSURANCE  (CONTINUED)
St. Paul Travelers Cos., Inc.
  (The)
  6.25%, due 6/20/16                 $ 1,200,000   $   1,210,680
                                                   -------------
                                                       2,156,911
                                                   -------------

MEDIA 2.5%
Comcast Cable Holdings LLC
  9.80%, due 2/1/12                    1,205,000       1,299,044
Cox Communications, Inc.
  6.75%, due 3/15/11                     864,000         881,688
  7.125%, due 10/1/12                    975,000         985,564
Time Warner Cable, Inc.
  8.25%, due 2/14/14                   1,530,000       1,678,115
Time Warner, Inc.
  7.70%, due 5/1/32                    1,030,000         937,557
                                                   -------------
                                                       5,781,968
                                                   -------------

OIL & GAS 3.1%
Anadarko Petroleum Corp.
  5.95%, due 9/15/16                   1,000,000         915,380
Devon Financing Corp. LLC
  6.875%, due 9/30/11                    834,000         886,688
Devon OEI Operating, Inc.
  7.25%, due 10/1/11                     645,000         682,608
Enterprise Products
  Operating, L.P.
  6.30%, due 9/15/17                   1,660,000       1,535,774
Marathon Oil Corp.
  6.50%, due 2/15/14                     860,000         892,330
Valero Energy Corp.
  6.125%, due 6/15/17                    800,000         726,399
XTO Energy, Inc.
  4.90%, due 2/1/14                    1,050,000       1,037,270
  6.25%, due 8/1/17                      398,000         398,713
                                                   -------------
                                                       7,075,162
                                                   -------------

OIL & GAS SERVICES 0.6%
Halliburton Co.
  6.15%, due 9/15/19                   1,350,000       1,432,729
                                                   -------------



PIPELINES 1.3%
Enterprise Products Operating
  LLC
  9.75%, due 1/31/14                   1,085,000       1,187,798
Kinder Morgan Energy
  Partners, L.P.
  6.00%, due 2/1/17                      875,000         825,214
Panhandle Eastern Pipeline
  Co.
  6.20%, due 11/1/17                   1,040,000         945,641
                                                   -------------
                                                       2,958,653
                                                   -------------



REAL ESTATE INVESTMENT TRUSTS 1.1%
ERP Operating, L.P.
  5.75%, due 6/15/17                     875,000         715,565
ProLogis
  5.50%, due 4/1/12                    2,300,000       1,870,185
                                                   -------------
                                                       2,585,750
                                                   -------------

RETAIL 1.4%
Best Buy Co., Inc.
  6.75%, due 7/15/13                   1,620,000       1,600,087
CVS Caremark Corp.
  5.75%, due 6/1/17                    1,475,000       1,482,486
                                                   -------------
                                                       3,082,573
                                                   -------------

TELECOMMUNICATIONS 1.9%
Alltel Corp.
  6.50%, due 11/1/13                   1,370,000       1,449,392
AT&T, Inc.
  6.70%, due 11/15/13                  2,580,000       2,861,230
                                                   -------------
                                                       4,310,622
                                                   -------------

TRANSPORTATION 0.2%
Burlington Northern Santa Fe
  5.65%, due 5/1/17                      455,000         441,362
                                                   -------------
Total Corporate Bonds
  (Cost $89,892,659)                                  85,399,724
                                                   -------------



MORTGAGE-BACKED SECURITIES 9.4%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 9.4%
Commercial Mortgage
  Pass-Through Certificate
  Series 2006-C8, Class A2B
  5.248%, due 12/10/46                 4,775,000       4,109,309
Countrywide Alternative Loan
  Trust
  Series 2005-76, Class 2A1
  2.514%, due 2/25/36 (a)              3,285,978       1,272,803
V  Greenwich Capital
  Commercial Funding Corp.
  Series 2005-GG5, Class A5
  5.224%, due 4/10/37                  2,960,000       2,544,558
  Series 2004-GG1, Class A7
  5.317%, due 6/10/36                  3,275,000       3,019,876
GS Mortgage Securities Corp.
  Series 2005-GG4, Class A4
  4.761%, due 7/10/39                  2,628,125       2,071,342
  Series 2004-GG2, Class A6
  5.396%, due 8/10/38                  2,400,000       2,132,401
Harborview Mortgage Loan
  Trust
  Series 2005-11, Class 2A1A
  0.757%, due 8/19/45 (a)                 88,731          36,796


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
JP Morgan Mortgage Trust
  Series 2007-S3, Class 1A96
  6.00%, due 7/25/37                 $   995,882   $     642,656
  Series 2007-S3, Class 1A97
  6.00%, due 7/25/37                   2,190,941       1,413,843
LB-UBS Commercial Mortgage
  Trust
  Series 2007-C2, Class A3
  5.43%, due 2/15/40                   4,305,000       3,096,822
WaMu Mortgage Pass-Through
  Certificate
  Series 2006-AR7, Class 2A
  2.494%, due 7/25/46 (a)(d)           4,705,146       1,317,441
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $31,607,563)                                  21,657,847
                                                   -------------



U.S. GOVERNMENT & FEDERAL AGENCIES 44.9%
----------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.0%++
  Series 1991-66, Class J
  8.125%, due 6/25/21                      1,263           1,379
                                                   -------------


V  FEDERAL FARM CREDIT BANK
  2.9%
  3.875%, due 10/7/13                  6,300,000       6,626,554
                                                   -------------


FEDERAL HOME LOAN BANK 2.0%
  1.625%, due 3/16/11                  4,605,000       4,634,914
                                                   -------------


  FEDERAL HOME LOAN MORTGAGE CORPORATION 7.2%
  3.75%, due 3/27/19                  10,590,000      10,633,642
  4.75%, due 1/19/16                   5,415,000       5,940,677
                                                   -------------
                                                      16,574,319
                                                   -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.7%
  5.50%, due 4/1/37                      164,783         170,674
  5.50%, due 5/1/37                      134,360         139,163
  5.50%, due 7/1/37                      641,178         663,863
  5.50%, due 1/1/38                      628,144         650,368
  6.00%, due 2/1/11                        2,771           2,874
                                                   -------------
                                                       1,626,942
                                                   -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.8%
  1.75%, due 3/23/11                  10,705,000      10,808,903
  4.75%, due 12/15/10                    135,000         143,084
                                                   -------------
                                                      10,951,987
                                                   -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 12.3%
  4.50%, due 4/30/19 TBA (e)           3,570,000       3,667,061
  5.00%, due 6/1/35                    3,811,533       3,931,013
  5.50%, due 4/1/34                      174,092         180,991
  5.50%, due 12/1/36                   1,774,692       1,841,137
  5.50%, due 4/1/37                    7,175,645       7,442,064
  5.50%, due 9/1/37                       53,157          55,130
  6.00%, due 8/1/34                       20,857          21,941
  6.00%, due 12/1/36                      60,912          63,792
  6.00%, due 9/1/37                      385,407         403,329
  6.00%, due 10/1/37                   4,211,430       4,384,925
  6.00%, due 11/1/37                     227,740         238,331
  6.00%, due 1/1/38                       36,621          38,322
  6.00%, due 11/1/38                   1,854,528       1,940,665
  6.50%, due 6/1/36                       59,950          63,605
  6.50%, due 7/1/36                      209,319         222,078
  6.50%, due 8/1/36                       60,449          64,134
  6.50%, due 11/1/36                   1,026,959       1,089,556
  6.50%, due 7/1/37                      111,350         118,131
  6.50%, due 8/1/37                      341,105         361,877
  6.50%, due 9/1/37                    1,304,780       1,384,238
  6.50%, due 3/1/38                      771,574         818,561
                                                   -------------
                                                      28,330,881
                                                   -------------

  FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 3.1%
  5.00%, due 9/15/31                   2,400,000       2,504,841
  5.00%, due 4/15/32                   1,250,000       1,309,254
  5.00%, due 7/15/32                   1,804,000       1,887,802
  5.00%, due 6/15/34                   1,425,000       1,489,120
                                                   -------------
                                                       7,191,017
                                                   -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITY) 0.0%++
  12.50%, due 1/15/14                      1,263           1,448
                                                   -------------


UNITED STATES TREASURY BONDS 1.8%
  3.50%, due 2/15/39                   3,985,000       3,610,769
  4.50%, due 5/15/38                     545,000         586,471
                                                   -------------
                                                       4,197,240
                                                   -------------

V  UNITED STATES TREASURY
  NOTES 10.1%
  0.875%, due 4/30/11                  1,360,000       1,358,830
  1.50%, due 10/31/10                  1,340,000       1,355,284
  1.875%, due 4/30/14                  6,645,000       6,599,814
  2.125%, due 1/31/10                  1,260,000       1,276,045
  2.375%, due 3/31/16                    625,000         613,867




12    MainStay Institutional Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

UNITED STATES TREASURY NOTES (CONTINUED)
  2.75%, due 2/15/19                 $12,235,000   $  11,850,699
                                                   -------------
                                                      23,054,539
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $101,830,671)                                103,191,220
                                                   -------------

YANKEE BONDS 0.9% (F)
----------------------------------------------------------------

HEALTH CARE--PRODUCTS 0.2%
Covidien International
  Finance S.A.
  6.00%, due 10/15/17                    440,000         450,983
                                                   -------------



HOLDING COMPANY--DIVERSIFIED 0.4%
EnCana Holdings Finance Corp.
  5.80%, due 5/1/14                      860,000         893,846
                                                   -------------



TELECOMMUNICATIONS 0.3%
Telecom Italia Capital S.A.
  6.999%, due 6/4/18                     775,000         729,133
                                                   -------------
Total Yankee Bonds
  (Cost $2,095,552)                                    2,073,962
                                                   -------------
Total Long-Term Bonds
  (Cost $231,526,445)                                218,088,540
                                                   -------------



SHORT-TERM INVESTMENT 0.6%
----------------------------------------------------------------

REPURCHASE AGREEMENT 0.6%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $1,344,205 (Collateralized
  by a United States Treasury
  Bill with a rate of 0.06%
  and a maturity date of
  7/2/09, with a Principal
  Amount of $1,375,000 and a
  Market Value of $1,374,863)          1,344,203       1,344,203
                                                   -------------
Total Short-Term Investment
  (Cost $1,344,203)                                    1,344,203
                                                   -------------
Total Investments
  (Cost $232,870,648) (g)                   95.5%    219,432,743
Cash and Other Assets,
  Less Liabilities                           4.5      10,277,786
                                           -----    ------------
Net Assets                                 100.0%  $ 229,710,529
                                           =====    ============






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.

(a) Floating rate. Rate shown is the rate in effect at April 30, 2009.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation ("FDIC")
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(d)  Fair valued security. The total market
     value of this security at April 30, 2009 is $1,317,441, which represents 0.6% of the Fund's net assets.
(e)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April
     30, 2009 is $3,667,061, which represents
     1.6% of the Fund's net assets. All or a
     portion of these securities were acquired under a mortgage dollar roll agreement.
(f)  Yankee Bond - dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(g)  At April 30, 2009, cost is $233,114,565
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  3,308,889
Gross unrealized depreciation       (16,990,711)
                                   ------------
Net unrealized depreciation        $(13,681,822)
                                   ============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $         --
Level 2--Other Significant
  Observable Inputs                   218,115,302
Level 3--Significant Unobservable
  Inputs                                1,317,441
                                     ------------
Total                                $219,432,743
                                     ============




The Fund did not hold other financial instruments as of April 30, 2009.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                   INVESTMENTS IN
                                       SECURITIES
Balance as of 10/31/08                 $2,521,503
Accrued discounts/premiums                    (31)
Realized gain (loss)                          623
Change in unrealized
  appreciation/depreciation              (965,677)
Net purchases (sales)                    (238,977)
Net transfers in and/or out of
  Level 3                                      --
                                       ----------
Balance as of 4/30/09                  $1,317,441
                                       ==========
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  4/30/09                              $ (365,677)
                                       ==========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $232,870,648)     $219,432,743
Receivables:
  Investment securities sold           23,626,245
  Interest                              1,741,371
  Fund shares sold                         96,471
Other assets                               25,856
                                     ------------
     Total assets                     244,922,686
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased      14,983,404
  Fund shares redeemed                     81,713
  Transfer agent (See Note 3)              80,281
  Manager (See Note 3)                     34,781
  Custodian                                14,351
  Professional fees                        10,611
  Trustees                                  2,090
Accrued expenses                              476
Dividend payable                            4,450
                                     ------------
     Total liabilities                 15,212,157
                                     ------------
Net assets                           $229,710,529
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    235,574
Additional paid-in capital            248,464,312
                                     ------------
                                      248,699,886
Accumulated distributions in excess
  of net investment income                 (5,866)
Accumulated net realized loss on
  investments                          (5,545,586)
Net unrealized depreciation on
  investments                         (13,437,905)
                                     ------------
Net assets                           $229,710,529
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $229,710,529
                                     ============
Shares of beneficial interest
  outstanding                          23,557,409
                                     ============
Net asset value and offering price
  per share outstanding              $       9.75
                                     ============







14    MainStay Institutional Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 5,931,174
                                      -----------
EXPENSES:
  Manager (See Note 3)                    499,303
  Transfer agent (See Note 3)             153,948
  Professional fees                        44,141
  Shareholder communication                22,687
  Custodian                                17,149
  Registration                             14,099
  Trustees                                  7,503
  Miscellaneous                            10,090
                                      -----------
     Total expenses before waiver         768,920
  Expense waiver from Manager (See
     Note 3)                              (93,806)
                                      -----------
     Net expenses                         675,114
                                      -----------
Net investment income                   5,256,060
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments         (237,992)
Net change in unrealized
  depreciation on investments          13,964,131
                                      -----------
Net realized and unrealized gain on
  investments                          13,726,139
                                      -----------
Net increase in net assets
  resulting from operations           $18,982,199
                                      ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS


                        SIX MONTHS         YEAR          PERIOD
                          ENDED           ENDED           ENDED
                        APRIL 30,      OCTOBER 31,     OCTOBER 31,
                          2009*            2008         2007 (A)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment
  income              $   5,256,060   $  12,559,718   $  2,716,910
 Net realized gain
  (loss) on
  investments              (237,992)       (747,846)       125,718
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments            13,964,131     (27,489,599)     1,475,808
                      --------------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations        18,982,199     (15,677,727)     4,318,436
                      --------------------------------------------

Dividends to shareholders:
 From net investment income:

    Class I                                                     --
                         (5,665,519)    (12,505,313)
    Class McMorgan               --              --     (2,644,037)
                      --------------------------------------------

 Total dividends to
  shareholders           (5,665,519)    (12,505,313)    (2,644,037)
                      --------------------------------------------

Capital share transactions:

 Net proceeds from
  sale of shares         40,211,215     325,692,353     22,756,387

 Net asset value of
  shares issued in
  connection with
  the acquisition of
  McMorgan Fixed
  Income Fund (b)                --      73,185,096             --

 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends               5,638,948      12,410,688      2,598,828

 Cost of shares
  redeemed             (100,296,429)   (292,376,858)   (18,105,512)
                      --------------------------------------------
    Increase
     (decrease) in
     net assets
     derived from
     capital share
     transactions       (54,446,266)    118,911,279      7,249,703
                      --------------------------------------------
    Net increase
     (decrease) in
     net assets         (41,129,586)     90,728,239      8,924,102
NET ASSETS:
Beginning of period     270,840,115     180,111,876    171,187,774
                      --------------------------------------------
End of period         $ 229,710,529   $ 270,840,115   $180,111,876
                      ============================================
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income
 at end of period     $      (5,866)  $     403,593   $    298,808
                      ============================================




*  Unaudited.

(a) The McMorgan Intermediate Fixed Income Fund changed its fiscal year end from June 30 to October 31.

(b) Effective November 27, 2007, shareholders of McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund became owners of Class I shares of MainStay Institutional Bond Fund. Additionally, the accounting and performance history of the McMorgan Intermediate Fixed Income Fund was redesignated as that of Class I shares of MainStay Institutional Bond Fund.



16    MainStay Institutional Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                          CLASS I
                           ----------------------------------------------------------------------------------------------------
                           SIX MONTHS        YEAR          PERIOD
                              ENDED         ENDED          ENDED
                            APRIL 30,    OCTOBER 31,    OCTOBER 31,                       YEAR ENDED JUNE 30,
                           ----------------------------------------------------------------------------------------------------

                              2009*        2008 (A)       2007***        2007            2006            2005            2004

Net asset value at
  beginning of period       $   9.29       $  10.11       $  10.01     $   9.91        $  10.36        $  10.22        $  10.93
                            --------       --------       --------     --------        --------        --------        --------
Net investment income           0.19           0.43           0.16         0.48 (b)        0.40 (b)        0.34 (b)        0.36
Net realized and
  unrealized gain
  (loss) on investments         0.47          (0.81)          0.10         0.12           (0.45)           0.16           (0.43)
                            --------       --------       --------     --------        --------        --------        --------
Total from investment
  operations                    0.66          (0.38)          0.26         0.60           (0.05)           0.50           (0.07)
                            --------       --------       --------     --------        --------        --------        --------
Less dividends and
  distributions:
  From net investment
     income                    (0.20)         (0.44)         (0.16)       (0.50)          (0.38)          (0.34)          (0.36)
  From net realized
     gain on
     investments                  --             --             --           --           (0.02)          (0.02)          (0.28)
                            --------       --------       --------     --------        --------        --------        --------
Total dividends and
  distributions                (0.20)         (0.44)         (0.16)       (0.50)          (0.40)          (0.36)          (0.64)
                            --------       --------       --------     --------        --------        --------        --------
Net asset value at end
  of period                 $   9.75       $   9.29       $  10.11     $  10.01        $   9.91        $  10.36        $  10.22
                            ========       ========       ========     ========        ========        ========        ========
Total investment return         7.17%(c)      (4.00%)         2.58%(c)     6.11%          (0.43%)          4.93%          (0.64%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         3.89%++        4.32%          4.74%++      4.77%           4.00%           3.24%           3.39%
  Net expenses                  0.50%++        0.50%          0.50%++      0.50%           0.50%           0.50%           0.50%
  Expenses (before
     waiver/reimburse-
     ment)                      0.57%++        0.50%          0.63%++      0.59%           0.62%           0.60%           0.57%
Portfolio turnover rate          124%           302% (d)        83%         332%            262%(d)         286%(d)         226%
Net assets at end of
  period (in 000's)         $229,711       $270,840       $180,112     $171,188        $150,355        $163,622        $172,331




*    Unaudited.
***  The McMorgan Intermediate Fixed Income Fund changed its fiscal year end from
     June 30 to October 31.
++   Annualized.
(a)  Effective November 27, 2007, shareholders of McMorgan Intermediate Fixed
     Income Fund and McMorgan Fixed Income Fund became owners of Class I shares of
     MainStay Institutional Bond Fund. Additionally, the accounting and performance history of the McMorgan Intermediate Fixed Income Fund was redesignated as that of Class I shares of MainStay Institutional Bond Fund.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls for the years ended October 31, 2008, June 30, 2006 and June 30, 2005 were 296%, 93% and
     199%, respectively.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Institutional Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers one class of shares. Class I shares commenced operations on November 27, 2007. Class I shares are offered at net asset value ("NAV") without imposition of a front-end sales charge or a contingent deferred sales charge.

The Fund's investment objective is to seek to maximize total return consistent with maintaining liquidity and preserving capital.

The financial statements of the Fund reflect the historical results of the McMorgan Intermediate Fixed Income Fund, a series of McMorgan Funds (the "McMorgan Trust"), prior to its reorganization. Upon completion of the reorganization, the Class I shares of the Fund assumed the performance, financial and other historical information of the McMorgan Fixed Income Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund held $1,317,441 of securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments



18    MainStay Institutional Bond Fund

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


                                                   mainstayinvestments.com    19

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(J) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations


20    MainStay Institutional Bond Fund
will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. McMorgan & Co. LLC ("McMorgan" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. On April 8, 2009, at a meeting of the Board of Trustees of the Fund ("Board"), the Board approved the termination of the Subadvisory Agreement between the Manager and McMorgan & Company LLC, effective as of the close of business on April 14, 2009. At the meeting, the Board also approved the appointment of MacKay Shield LLC ("MacKay Shields") as interim subadvisor to the Fund, effective April 15, 2009. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.35% of the Fund's average daily net assets.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.02% increase in the management fee. This increase was offset by a 0.02% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed 0.50% of the average daily net assets of Class I shares of the Fund. New York Life Investments has separately agreed that for a period of two years commencing November 27, 2007, New York Life Investments will, by waiving, assuming or reimbursing expenses, or otherwise, limit the expenses of Class I shares of the Fund so that the total ordinary operating expenses of Class I shares do not exceed an annual rate of 0.50% of the average daily net assets attributable to Class I shares.

The April 1, 2008 expense limitation agreement may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitation and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

Prior to the reorganization discussed in Note 10, the Fund had a different management agreement in place with McMorgan, the manager of McMorgan Intermediate Fixed Income Fund, the predecessor fund.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $499,303 and waived its fees in the amount of $93,806.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

OCTOBER 31,
    2012        TOTAL
  $93,806      $93,806
----------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.


                                                   mainstayinvestments.com    21

(B) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $153,948.

(C) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $9,751.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $5,063,677 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2013               $2,101
       2014                2,314
       2016                  649
------------------------------------

      Total               $5,064
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                         2008
Distributions paid from:
     Ordinary Income                 $12,505,313
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASE AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of U.S. Government securities were $202,013 and $272,338, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $122,162 and $110,047, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 CLASS I                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    4,223,377   $  40,211,215
Shares issued to
  shareholders in
  reinvestment of dividends      588,468       5,638,948
Shares redeemed              (10,414,188)   (100,296,429)
                             ---------------------------
Net decrease                  (5,602,343)  $ (54,446,266)
                             ===========================
Year ended October 31,
  2008:
Shares sold                   32,018,745   $ 325,692,353
Shares issued in connection
  with acquisition of
  McMorgan Fixed Income
  Fund                         7,175,713      73,185,096
Shares issued to
  shareholders in
  reinvestment of dividends    1,240,184      12,410,688
Shares redeemed              (29,082,302)   (292,376,858)
                             ---------------------------
Net increase                  11,352,340   $ 118,911,279
                             ===========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



22    MainStay Institutional Bond Fund

NOTE 10--RECENT DEVELOPMENTS:

MacKay Shield LLC ("MacKay Shields") became interim subadvisor to the Fund, effective April 15, 2009. Additionally, the Board approved changing the Fund's principal investment objective, principal investment strategy, investment process and non-fundamental investment restrictions to more closely align them to those of the MainStay Intermediate Term Bond Fund, another series of The MainStay Funds, effective June 1, 2009. The Board also approved the changing of the Fund's primary benchmark from the Barclays Capital Intermediate U.S. Government/Credit Bond Index to Barclays Capital U.S. Aggregate Bond Index, effective June 1, 2009. Furthermore, the board approved the reorganization of the Fund with and into the MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc., subject to approval by the shareholders of the Fund at a special meeting to be held on August 21, 2009.



                                                   mainstayinvestments.com    23

BOARD CONSIDERATION AND APPROVAL OF INTERIM SUBADVISORY AGREEMENT

At its April 7-8, 2009 meeting, the Board approved an interim subadvisory agreement between New York Life Investment Management LLC ("New York Life Investments") and MacKay Shields LLC ("MacKay") on behalf of the Fund (the "MacKay Agreement"). The MacKay Agreement provides that MacKay will manage assets of the Fund on an interim basis as directed by New York Life Investments and pursuant to the Fund's disclosed investment objectives, strategies and limitations, without shareholder approval for a period of 150 days following the termination of the Fund's previous subadvisory agreement with McMorgan & Company LLC ("McMorgan"). The Board approved the MacKay Agreement in anticipation of the reorganization of the Fund with and into the MainStay Intermediate Term Bond Fund ("Intermediate Term Bond Fund Reorganization"), subject to shareholder approval. A discussion of the material factors considered, and conclusions reached, by the Board in recommending shareholder approval of the Intermediate Term Bond Fund Reorganization may be found in a separate proxy statement/prospectus.

In reaching its decision to approve the MacKay Agreement, the Board considered information furnished to the Board from New York Life Investments. The Board also requested and received responses from MacKay to a list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the MacKay Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by MacKay; (ii) the investment performance of the Fund and the historical investment performance of the MainStay Intermediate Term Bond Fund into which the Fund is proposed to be reorganized; (iii) the costs of the services to be provided, and profits anticipated to be received, by MacKay and New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale may be realized in connection with the Intermediate Term Bond Fund Reorganization, and the extent to which economies of scale may benefit the Fund's shareholders; and
(v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the MacKay Agreement was based on a comprehensive consideration of all the information provided to the Board. The Board noted that the MacKay Agreement satisfied the terms of Rule 15a-4 under the 1940 Act which allows an interim investment advisory contract to take affect without shareholder approval, because: (i) the compensation to be received by MacKay under the MacKay Agreement is no greater than the compensation McMorgan would receive under the existing subadvisory agreement; and (ii) the MacKay Agreement was being approved by the Board within the timeframe envisaged by the Rule. The Board took note of New York Life Investments' belief that MacKay, with its significant fixed-income resources and strong historic fixed income investment performance track record, is the best option to serve as interim subadviser. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the MacKay Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY MACKAY

In considering the approval of the MacKay Agreement, the Board examined the nature, extent and quality of the services that MacKay proposed to provide to the Fund. The Board evaluated MacKay's experience in serving as manager of the MainStay Intermediate Term Bond Fund. In this regard, the Board took note of the significant experience of the Fund's proposed portfolio management team, the number of accounts managed by the portfolio managers and MacKay's method for compensating portfolio managers. The Board also considered the experience of senior personnel at MacKay, as well as MacKay's reputation and financial condition. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the MacKay Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board considered the Fund's historical investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board observed that the Fund has historically had similar investment objectives, strategies and restrictions as the Intermediate Term Bond Fund, and that shareholders of the Fund may benefit from the potential for stronger and more consistent investment performance as historically demonstrated by the Intermediate Term Bond Fund. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the MacKay Agreement, that while the MainStay Intermediate Term Bond Fund's past results are not a guarantee of future performance, the selection of MacKay as subadviser to the Fund and the subsequent Intermediate Term Bond Fund Reorganization could reasonably be expected to benefit the Fund's shareholders.



24    MainStay Institutional Bond Fund

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY MACKAY AND NEW YORK LIFE INVESTMENTS

The Board considered the estimated costs of the services to be provided by MacKay under the MacKay Agreement and the profitability of New York Life Investments and its affiliates, including MacKay, due to their relationship with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee for advising the Fund is paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and MacKay in the aggregate. The Board observed that the Fund's management and subadvisory fee would not change under the terms of the MacKay Agreement. Accordingly, the Board concluded that, for the same reasons cited in its most recent annual review of the Fund's contractual arrangements, that the profit to be realized by New York Life Investments and its affiliates, including MacKay, due to their relationship with the Fund, is fair and reasonable.

ECONOMIES OF SCALE IN CONNECTION WITH THE INTERMEDIATE TERM BOND REORGANIZATION

The Board also considered the extent to which the Fund may benefit from economies of scale through the Intermediate Term Bond Reorganization. Additional information about these considerations is included in a separate proxy statement/prospectus sent to the Fund's shareholders. The Board concluded that the Fund was likely to benefit from economies of scale in connection with the Intermediate Term Bond Fund Reorganization.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement and MacKay Agreement and the Fund's total ordinary operating expenses. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee for advising the Fund is paid directly by New York Life Investments, the Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments. In assessing the reasonableness of the Fund's management and subadvisory fees, the Board took note of the fact that the compensation to be received by MacKay under the interim MacKay Agreement is no greater than the compensation McMorgan would receive under the existing subadvisory agreement with McMorgan. The Board also noted that, in connection with the Intermediate Term Bond Fund Reorganization and as stated in a proxy statement/prospectus that has been provided to the Fund's shareholders, New York Life Investments had committed to waive a portion of its management fee on the Intermediate Term Bond Fund following the Reorganization so that the management fee does not exceed 0.50% on assets up to $1 billion and 0.475% on assets in excess of $1 billion on the Intermediate Term Bond Fund. In assessing the reasonableness of the Fund's total ordinary operating expenses, the Board noted New York Life Investments' commitment to contractually limit the total ordinary operating expenses of the Class I shares of the Intermediate Term Bond Fund (the class of shares that will be received by the Fund's shareholders in connection with the Intermediate Term Bond Fund Reorganization) to 0.50% immediately following the Intermediate Term Bond Fund Reorganization through November 27, 2009, and to 0.60% thereafter. Additional information about this consideration is included in the proxy statement/prospectus that has been provided to shareholders of the Fund.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the MacKay Agreement, supports the conclusion that these fees to be paid under the MacKay Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the MacKay Agreement with MacKay.



                                                   mainstayinvestments.com    25

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




26    MainStay Institutional Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO16063         (RECYCLE LOGO)           MS140-09           MSIST10-06/09
                                                                          D1

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERNATIONAL EQUITY FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERNATIONAL EQUITY FUND



                 The MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       17
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              24
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        34
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       34

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH WOULD LOWER PERFORMANCE.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        FIVE         TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS(1)    YEARS(1)
--------------------------------------------------------------------
With sales charges         -8.95%    -33.12%      1.55%       1.16%
Excluding sales charges    -3.65     -29.23       2.70        1.74




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY INTERNATIONAL    MSCI EAFE
                    EQUITY FUND           INDEX
              ----------------------    ---------
4/30/99                 9450              10000
                       10384              11389
                        8274               9533
                        8104               8210
                        7615               6875
                        9824               9640
                       11188              11081
                       13621              14793
                       17021              17723
                       15862              17408
4/30/09                11226               9964






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        FIVE         TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS(1)    YEARS(1)
--------------------------------------------------------------------
With sales charges         -8.84%    -32.87%      1.61%       1.19%
Excluding sales charges    -3.54     -28.96       2.77        1.77




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY INTERNATIONAL    MSCI EAFE
                               EQUITY FUND           INDEX
                         ----------------------    ---------
4/30/99                           23625              25000
                                  25961              28473
                                  20685              23833
                                  20259              20525
                                  19038              17186
                                  24559              24100
                                  27969              27704
                                  34052              36981
                                  42553              44309
                                  39628              43521
4/30/09                           28150              24910






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        FIVE         TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS(1)    YEARS(1)
--------------------------------------------------------------------
With sales charges         -8.45%    -32.97%      1.62%       0.99%
Excluding sales charges    -4.01     -29.72       1.93        0.99




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                         MAINSTAY INTERNATIONAL    MSCI EAFE
                                               EQUITY FUND           INDEX
                                         ----------------------    ---------
4/30/99                                           10000              10000
                                                  10906              11389
                                                   8649               9533
                                                   8403               8210
                                                   7837               6875
                                                  10026               9640
                                                  11339              11081
                                                  13694              14793
                                                  17001              17723
                                                  15695              17408
4/30/09                                           11031               9964





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        FIVE         TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS(1)    YEARS(1)
--------------------------------------------------------------------
With sales charges         -5.00%    -30.44%      1.91%       0.98%
Excluding sales charges    -4.11     -29.79       1.91        0.98




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY INTERNATIONAL    MSCI EAFE
                                       EQUITY FUND           INDEX
                                 ----------------------    ---------
4/30/99                                   10000              10000
                                          10906              11389
                                           8657               9533
                                           8394               8210
                                           7837               6875
                                          10027               9640
                                          11330              11081
                                          13685              14793
                                          16983              17723
                                          15698              17408
4/30/09                                   11021               9964






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        FIVE         TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS(1)    YEARS(1)
--------------------------------------------------------------------
                           -3.33%    -28.74%      3.30%       2.13%




(PERFORMANCE GRAPH)

                                 MAINSTAY INTERNATIONAL    MSCI EAFE
                                       EQUITY FUND           INDEX
                                 ----------------------    ---------
4/30/99                                   10000              10000
                                          11004              11389
                                           8777               9533
                                           8603               8210
                                           8107               6875
                                          10492               9640
                                          12023              11081
                                          14715              14793
                                          18504              17723
                                          17319              17408
4/30/09                                   12342               9964






CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        FIVE         TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS(1)    YEARS(1)
--------------------------------------------------------------------
                           -3.39%    -28.80%      3.15%       1.99%




(PERFORMANCE GRAPH)

                                 MAINSTAY INTERNATIONAL    MSCI EAFE
                                       EQUITY FUND           INDEX
                                 ----------------------    ---------
4/30/99                                   10000              10000
                                          10987              11389
                                           8761               9533
                                           8579               8210
                                           8075               6875
                                          10427               9640
                                          11941              11081
                                          14563              14793
                                          18295              17723
                                          17100              17408
4/30/09                                   12174               9964





   12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 2.71% for Class A, 1.81% for Class B, 1.90% for Class C, 3.26% for Class I, 3.12% for Class R1 and 2.88% for Class R2 for the five-year period ended April 30, 2009, and 1.74% for Class A, 0.93% for Class B, 0.97% for Class C, 2.11% for Class I, 1.97% for Class R1 and 1.74% for Class R2 for the ten-year period then ended. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay International Equity Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE        FIVE         TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS(1)    YEARS(1)
--------------------------------------------------------------------
                           -3.53%    -28.99%      2.97%       1.78%




(PERFORMANCE GRAPH)

                                 MAINSTAY INTERNATIONAL    MSCI EAFE
                                       EQUITY FUND           INDEX
                                 ----------------------    ---------
4/30/99                                   10000              10000
                                          10972              11389
                                           8725               9533
                                           8524               8210
                                           8005               6875
                                          10308               9640
                                          11792              11081
                                          14378              14793
                                          18018              17723
                                          16805              17408
4/30/09                                   11934               9964






CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE     TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS    YEARS
--------------------------------------------------------------
                           -3.57%    -29.13%    2.56%    1.50%




(PERFORMANCE GRAPH)

                                 MAINSTAY INTERNATIONAL    MSCI EAFE
                                       EQUITY FUND           INDEX
                                 ----------------------    ---------
4/30/99                                   10000              10000
                                          10950              11389
                                           8718               9533
                                           8505               8210
                                           7964               6875
                                          10229               9640
                                          11614              11081
                                          14083              14793
                                          17604              17723
                                          16382              17408
4/30/09                                   11610               9964






 BENCHMARK PERFORMANCE                                   SIX       ONE      FIVE     TEN
                                                       MONTHS     YEAR     YEARS    YEARS
-----------------------------------------------------------------------------------------
MSCI EAFE(R) Index(5)                                   -2.64%   -42.76%    0.66%   -0.04%
Average Lipper international large-cap core fund(6)     -3.83    -42.95     0.16    -0.31



3. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares might have been lower.
4. Performance figures for Class R3 shares which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences certain contractual in expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
5. The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE(R)") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. The average Lipper international large-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $963.50         $ 8.28         $1,016.40         $ 8.50
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $964.60         $ 6.62         $1,018.10         $ 6.81
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $959.90         $11.91         $1,012.60         $12.23
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $958.90         $11.90         $1,012.60         $12.23
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $966.70         $ 5.02         $1,019.70         $ 5.16
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $966.10         $ 5.51         $1,019.20         $ 5.66
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $964.70         $ 6.72         $1,018.00         $ 6.90
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $964.30         $ 7.94         $1,016.70         $ 8.15
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.70% for Investor Class, 1.36% for Class A, 2.45% for Class B and Class C, 1.03% for Class I, 1.13% for Class R1, 1.38% for Class R2 and 1.63% for Class
   R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay International Equity Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   91.50
Exchange Traded Funds                            5.50
Warrants                                         1.10
Short-Term Investment                            0.40
Rights                                           0.20
Purchased Put Options                            0.00
Written Call Options                             0.00
Cash and Other Assets, Less Liabilities          1.30





See Portfolio of Investments on page 12 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Roche Holding A.G., Genusscheine
    2.  Tesco PLC
    3.  Novartis A.G. (a)
    4.  NTT DoCoMo, Inc.
    5.  Nestle S.A. Registered
    6.  Enagas
    7.  BP PLC (a)
    8.  Snam Rete Gas S.p.A.
    9.  iShares S&P Europe 350 Index Fund
   10.  Alcon, Inc.




(a) Security trades on more than one exchange.


                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER RUPAL J. BHANSALI OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY INTERNATIONAL EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay International Equity Fund returned -3.65% for Investor Class shares, -3.54% for Class A shares, -4.01% for Class B shares and -4.11% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned -3.33%, Class R1 shares returned -3.39%, Class R2 shares returned -3.53% and Class R3 shares returned -3.57%. Investor Class, Class A, Class I, Class R1, Class R2 and Class R3 shares outperformed and Class B and Class C shares underperformed the -3.83% return of the average Lipper(1) international large cap core fund. All share classes underperformed the -2.64% return of the MSCI EAFE(R) Index(2) for the six months ended April 30, 2009. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund employs a bottom-up investment approach. A bottom-up approach selects stocks on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends. Country allocations in the Fund are a result of the bottom-up stock selection process.

Throughout the reporting period, we remained focused on the analysis of individual business models and sought to invest in quality companies at reasonable valuations rather than base our decisions on market perceptions.

We attribute the Fund's underperformance of the MSCI EAFE(R) Index to a number of factors, including an underweight position in materials. In telecommunication services and pharmaceuticals, security selection and overweight positions relative to the benchmark detracted from the Fund's performance. On the other hand, an overweight position and favorable stock selection in technology hardware & equipment and consumer services helped the Fund's relative performance during the reporting period.

DURING THE REPORTING PERIOD, WHICH INDUSTRY GROUPS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH INDUSTRY GROUPS WERE PARTICULARLY WEAK?

During the reporting period, the industry groups that made the strongest contributors to the Fund's performance relative to the MSCI EAFE(R) Index were technology hardware & equipment and consumer services. In both cases, the benefits came from security selection and overweight positions. Underweight positions in diversified financials and banks also helped the Fund's results relative to the benchmark.

The most significant industry group detractor from the Fund's performance relative to the MSCI EAFE(R) Index was materials, where the Fund held an underweight position. Other areas that detracted from performance were pharmaceuticals, biotechnology & life sciences and telecommunication services. Toward the end of the reporting period, the Fund's holdings in pharmaceutical companies Novartis and Roche Holdings performed poorly as investors rotated out of defensive companies in favor of more cyclical and growth-oriented companies.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL FUND HOLDINGS DID PARTICULARLY WELL AND WHICH HOLDINGS WERE WEAK?

On an absolute basis, the strongest contributor to the Fund's performance was OPAP, a company that accepts bets on sporting events and lottery games in Greece. OPAP is a high-quality, low-risk business that is partially government owned. Its shares outperformed the MSCI EAFE(R) Index and other consumer services stocks as the company surpassed earnings expectations. Another strong contributor to the Fund's absolute performance was global reinsurance provider Hannover Rueckversicherung A.G. The company's shares outperformed the Index when the company raised its full-year profit target. A third strong contributor to the Fund's performance was Ryanair, an Ireland-based low-cost European airline, which advanced despite widespread consumer concerns about the recession. Ryanair benefited from the decline in jet fuel prices.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 7 for more information on the MSCI EAFE(R) Index.


10    MainStay International Equity Fund

On an absolute basis, the Fund's weakest performer during the reporting period was pharmaceuticals and diagnostic products company Roche Holdings. Even though the company's earnings and sales have met many analysts' expectations, the company's Avastin colon cancer drug has been a concern for the markets. We are awaiting more data from the Food and Drug Administration (FDA). Societe Television Francaise 1, the operator of French station TF1, also had a negative impact on the Fund's performance. In the recent economic downturn, media companies have been extremely hard hit and revenues have fallen precipitously. A third detractor was Nestle, the Switzerland-based global food manufacturer. Nestle's shares declined during the reporting period as the recession took a toll on sales expectations. We maintained the Fund's significant position in Nestle in the hope that aggressive cost-cutting could help margins increase, even in a recession.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund increased its financial exposure by adding UBS, Deutsche Beorse and Man Group. In our opinion, these are the highest-quality companies within the financials sector. The recent decline in the international equity market allowed us to initiate the positions at prices that we found attractive.

The Fund either sold or trimmed a number of positions in information technology and industrials when we felt that valuations had exceeded reasonable levels. We sold the Fund's position in Research in Motion, the Canada-based company that designed the Blackberry, when valuations outstripped potential growth in earnings. Kuehne & Nagel, a Switzerland-based freight forwarder, was eliminated from the Fund when it surpassed our best-case scenario. In addition, the Fund captured profits in ABB Ltd., a Switzerland-based engineering firm.

HOW WAS THE FUND POSITIONED RELATIVE TO THE MSCI EAFE(R) INDEX AT THE END OF APRIL 2009?

As of April 30, 2009, the Fund was overweight relative to the MSCI EAFE(R) Index in the pharmaceuticals, biology & life sciences, utilities and media industry groups and underweight in materials, banks and automobiles & components. The Fund held market-weight positions in energy and food, beverages & tobacco. Industry group weightings result from our rigorous bottom-up research on individual companies and do not reflect top-down economic or industry group opinions.

From a regional perspective, we continue to find fewer compelling investments in Japan than in Europe and the rest of Asia. As a result, the Fund holds an underweight position relative to the MSCI EAFE(R) Index in Japan.



----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS +++ APRIL 30, 2009 UNAUDITED




                                  SHARES          VALUE
COMMON STOCKS 91.5%+
-------------------------------------------------------

AUSTRALIA 0.3%
AMP, Ltd. (Insurance)            297,100   $  1,129,334

                                           ------------

BELGIUM 3.7%
Belgacom S.A. (Diversified
  Telecommunication
  Services)                      263,600      7,645,412
Mobistar S.A. (Wireless
  Telecommunication
  Services)                      139,463      8,361,183
                                           ------------
                                             16,006,595
                                           ------------

DENMARK 0.5%
Novo-Nordisk A/S Class B
  (Pharmaceuticals)               50,500      2,396,156

                                           ------------

FINLAND 1.1%
Nokian Renkaat OYJ (Auto
  Components)                     25,800        409,134
Sampo OYJ (Insurance)            233,200      4,362,526
                                           ------------
                                              4,771,660
                                           ------------

FRANCE 4.5%
BNP Paribas S.A. (Commercial
  Banks)                           9,200        484,390
EDF S.A. (Electric
  Utilities)                      52,300      2,421,238
Ipsen S.A. (Pharmaceuticals)      31,600      1,290,963
Neopost S.A. (Office
  Electronics)                    66,835      5,647,671
Societe Television Francaise
  1 (Media)                      200,880      1,877,515
Total S.A. (Oil, Gas &
  Consumable Fuels)              154,100      7,706,239
                                           ------------
                                             19,428,016
                                           ------------

GERMANY 4.8%
Beiersdorf A.G. (Personal
  Products)                       71,200      2,924,528
Deutsche Boerse A.G.
  (Diversified Financial
  Services)                       77,800      5,742,754
Hannover Rueckversicherung
  A.G. (Insurance)               241,386      7,839,153
MLP A.G. (Capital Markets)         9,500        132,734
Puma A.G. Rudolf Dassler
  Sport (Textiles, Apparel &
  Luxury Goods) (a)                  800        170,788
Siemens A.G. (Industrial
  Conglomerates)                  43,200      2,899,740
Siemens A.G., Sponsored ADR
  (Industrial Conglomerates)
  (b)                             20,000      1,338,600
                                           ------------
                                             21,048,297
                                           ------------

GREECE 2.4%
OPAP S.A. (Hotels,
  Restaurants & Leisure)         331,648     10,269,165
                                           ------------

HONG KONG 0.6%
Esprit Holdings, Ltd.
  (Specialty Retail)             453,400      2,779,183
                                           ------------

INDIA 0.2%
Infosys Technologies, Ltd.,
  Sponsored ADR (IT
  Services) (b)                   24,500        754,845
                                           ------------

ISRAEL 0.3%
Cellcom Israel, Ltd.
  (Wireless
  Telecommunication
  Services)                        6,800        148,172
Partner Communications, ADR
  (Wireless
  Telecommunication
  Services) (b)                   82,000      1,332,500
                                           ------------
                                              1,480,672
                                           ------------

ITALY 8.7%
Assicurazioni Generali
  S.p.A. (Insurance)             112,500      2,285,433
ENI S.p.A. (Oil, Gas &
  Consumable Fuels)              304,700      6,603,401
ENI S.p.A., Sponsored ADR
  (Oil, Gas & Consumable
  Fuels) (b)                       5,000        213,450
Intesa Sanpaolo S.p.A.
  (Commercial Banks)             220,400        698,146
MediaSet S.p.A. (Media)          985,810      5,535,240
Mediolanum S.p.A (Insurance)      37,300        168,388
V  Snam Rete Gas S.p.A. (Gas
  Utilities)                   3,494,386     13,867,544
Terna S.p.A. (Electric
  Utilities)                   2,668,725      8,598,333
                                           ------------
                                             37,969,935
                                           ------------

JAPAN 17.2%
Astellas Pharma, Inc.
  (Pharmaceuticals)              257,700      8,406,989
Canon, Inc. (Office
  Electronics)                   165,300      4,985,032
FamilyMart Co, Ltd. (Food &
  Staples Retailing)              58,600      1,607,264
HOYA Pentax HD Corp.
  (Electronic Equipment &
  Instruments)                    21,600        372,735
Keyence Corp. (Electronic
  Equipment & Instruments)         2,800        494,105
Lawson, Inc. (Food & Staples
  Retailing)                      40,000      1,551,126
MISUMI Group, Inc. (Trading
  Companies & Distributors)       83,300      1,122,036
Murata Manufacturing Co.,
  Ltd. (Electronic Equipment
  & Instruments)                  17,000        682,068
Nintendo Co., Ltd.
  (Software)                      24,710      6,610,954
Nintendo Co., Ltd., ADR
  (Software) (b)                  10,300        346,595
Nippon Television Network
  Corp. (Media)                    7,400        710,061
Nissin Foods Holdings Co.,
  Ltd. (Food Products)           250,100      6,761,293


 + Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.


12    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                  SHARES          VALUE
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
V  NTT DoCoMo, Inc.
  (Wireless
  Telecommunication
  Services)                       11,504   $ 16,027,906
OBIC Co., Ltd. (IT Services)      28,060      3,792,648
Ono Pharmaceutical Co., Ltd.
  (Pharmaceuticals)               25,400      1,077,393
Ryohin Keikaku Co., Ltd.
  (Multiline Retail)              56,300      2,147,523
Sankyo Co., Ltd. (Leisure
  Equipment & Products)           85,800      4,339,329
Santen Pharmaceutical Co.,
  Ltd. (Pharmaceuticals)          94,800      2,674,370
Square Enix Holdings Co.,
  Ltd. (Software)                216,100      3,882,948
Sysmex Corp. (Health Care
  Equipment & Supplies)            6,500        194,517
Terumo Corp. (Health Care
  Equipment & Supplies)          153,500      5,805,737
Tokio Marine Holdings, Inc.
  (Insurance)                     23,700        624,549
Tokyo Gas Co., Ltd. (Gas
  Utilities)                     122,100        462,568
                                           ------------
                                             74,679,746
                                           ------------


NETHERLANDS 2.9%
Reed Elsevier N.V. (Media)       367,146      4,038,078
TNT N.V. (Air Freight &
  Logistics)                     144,635      2,664,382
Unilever N.V., CVA (Food
  Products) (c)                  293,600      5,805,971
                                           ------------
                                             12,508,431
                                           ------------

NORWAY 0.3%
StatoilHydro ASA (Oil, Gas &
  Consumable Fuels)               71,000      1,329,724
                                           ------------

SINGAPORE 2.3%
DBS Group Holdings, Ltd.
  (Commercial Banks)             875,100      5,580,046
Singapore Post, Ltd.
  (Air Freight & Logistics)    1,037,500        531,815
Singapore Press Holdings,
  Ltd. (Media)                   404,800        789,972
SMRT Corp., Ltd. (Road &
  Rail)                        1,103,200      1,155,614
Venture Corp., Ltd.
  (Electronic Equipment &
  Instruments)                   532,100      2,130,923
                                           ------------
                                             10,188,370
                                           ------------

SPAIN 4.2%
V  Enagas (Gas Utilities)        887,500     15,513,496
Gestevision Telecinco S.A.
  (Media)                         59,800        567,277
Indra Sistemas S.A. (IT
  Services)                      107,400      2,126,458
                                           ------------
                                             18,207,231
                                           ------------

SWEDEN 0.5%
Svenska Handelsbanken Class
  A (Commercial Banks)           125,600      2,192,377
                                           ------------

SWITZERLAND 17.0%
Actelion, Ltd. Registered
  (Biotechnology) (a)             94,200      4,300,862
V  Alcon, Inc. (Health Care
  Equipment & Supplies)          112,800     10,378,728
Geberit A.G. (Building
  Products)                       30,132      3,219,460
V  Nestle S.A. Registered
  (Food Products)                487,200     15,845,279
V  Novartis A.G., ADR
  (Pharmaceuticals) (b)          171,200      6,490,192
V  Novartis A.G. Registered
  (Pharmaceuticals)              268,348     10,134,931
V  Roche Holding A.G.,
  Genusscheine
  (Pharmaceuticals)              140,325     17,731,483
UBS A.G. (Capital Markets)
  (a)                            422,900      5,817,230
                                           ------------
                                             73,918,165
                                           ------------

UNITED KINGDOM 18.8%
V  BP PLC, Sponsored ADR
  (Oil, Gas & Consumable
  Fuels) (b)                     350,620     14,887,325
Cobham PLC (Aerospace &
  Defense)                     1,973,762      5,117,466
Diageo PLC (Beverages)           122,561      1,471,096
GlaxoSmithKline PLC,
  Sponsored ADR
  (Pharmaceuticals) (b)           76,400      2,350,064
GlaxoSmithKline PLC
  (Pharmaceuticals)               26,500        409,217
HSBC Holdings PLC, Sponsored
  ADR (Commercial Banks) (b)      30,600      1,089,360
Man Group PLC (Capital
  Markets)                     1,515,600      5,588,108
Michael Page International
  PLC (Professional
  Services)                      510,000      2,074,077
Rolls-Royce Group PLC Class
  C (Aerospace & Defense)
  (d)                         66,426,274         98,268
Rolls-Royce Group PLC
  (Aerospace & Defense) (a)      602,899      3,002,584
Royal Dutch Shell PLC Class
  A, ADR (Oil, Gas &
  Consumable Fuels) (b)          186,200      8,505,616
Scottish & Southern Energy
  PLC (Electric Utilities)       489,800      8,005,112
Shire PLC (Pharmaceuticals)      106,600      1,331,501
Shire, Ltd., ADR
  (Pharmaceuticals) (b)           68,200      2,541,814
St James's Place PLC
  (Insurance)                    448,400      1,102,014
V  Tesco PLC (Food & Staples
  Retailing)                   3,511,335     17,432,496
Vodafone Group PLC, ADR
  (Wireless
  Telecommunication
  Services) (b)                  372,624      6,837,650
                                           ------------
                                             81,843,768
                                           ------------

UNITED STATES 1.2%
Nokia OYJ, Sponsored ADR
  (Communications Equipment)
  (b)                            144,200      2,038,988
Philip Morris International,
  Inc. (Tobacco)                  62,500      2,262,500


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                  SHARES          VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
Synthes, Inc. (Health Care
  Equipment & Supplies)            7,700   $    781,953
                                           ------------
                                              5,083,441
                                           ------------
Total Common Stocks
  (Cost $463,054,133)                       397,985,111
                                           ------------


EXCHANGE TRADED FUNDS 5.5% (E)
-------------------------------------------------------

UNITED STATES 5.5%
iShares MSCI EAFE Index Fund
  (Capital Markets) (f)          124,600      5,223,232
V  iShares S&P Europe 350
  Index Fund (Capital
  Markets)                       454,700     13,113,548
United States Oil Fund, L.P.
  (Capital Markets) (a)           23,800        681,394
Vanguard Europe Pacific
  (Capital Markets)              196,000      5,043,080
                                           ------------
Total Exchange Traded Funds
  (Cost $35,548,543)                         24,061,254
                                           ------------



                               NUMBER OF
                               CONTRACTS
PURCHASED PUT OPTIONS 0.0%++
-------------------------------------------------------

UNITED STATES 0.0%++
Nokia Corp.
  Strike Price $13.00
  Expires 6/20/09
  (Communications Equipment)         721         43,260
Philip Morris International,
  Inc.
  Strike Price $35.00
  Expires 6/20/09 (Tobacco)          625         65,625
                                           ------------
Total Purchased Put Options
  (Cost $233,008)                               108,885
                                           ------------



                                  NUMBER
                               OF RIGHTS
RIGHTS 0.2%
-------------------------------------------------------

ITALY 0.2%
Snam Rete Gas S.p.A.
  Expires 5/8/09 (Gas
  Utilities) (a)               1,338,586      1,027,228
                                           ------------
Total Rights
  (Cost $1,396,733)                           1,027,228
                                           ------------



                               NUMBER OF
                                WARRANTS          VALUE
WARRANTS 1.1%
-------------------------------------------------------

IRELAND 1.1%
Ryanair Holdings PLC Class A
  Strike Price E 0.000001
  Expires 4/3/18 (Airlines)
  (a)(g)                       1,047,428   $  4,587,169
                                           ------------
Total Warrants
  (Cost $4,122,187)                           4,587,169
                                           ------------







                                     PRINCIPAL
                                        AMOUNT
SHORT-TERM INVESTMENT 0.4%
--------------------------------------------------------------

REPURCHASE AGREEMENT 0.4%
UNITED STATES 0.4%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $1,582,102 (Collateralized
  by a United States
  Treasury Bill with a rate
  of 0.06% and a maturity
  date of 7/2/09, with a
  Principal Amount of
  $1,615,000 and a Market
  Value of $1,614,839)
  (Capital Markets)                 $1,582,100       1,582,100
                                                 -------------
Total Short-Term Investment
  (Cost $1,582,100)                                  1,582,100
                                                 -------------
Total Investments,
  Before Written Options
  (Cost $505,936,704)                     98.7%    429,351,747
                                                 -------------



                                     NUMBER OF
                                     CONTRACTS
WRITTEN CALL OPTIONS (0.0%)++
--------------------------------------------------------------

GERMANY (0.0%)++
Siemens A.G.
  Strike Price $75.00
  Expires 6/20/09
  (Industrial Conglomerates)              (171)        (28,643)
                                                 -------------

SWITZERLAND (0.0%)++
Alcon, Inc.
  Strike Price $105.00
  Expires 6/20/09 (Health
  Care Equipment & Supplies)               (69)         (4,140)
Alcon, Inc..
  Strike Price $105.00
  Expires 5/16/09 (Health
  Care Equipment & Supplies)              (140)         (1,400)
                                                 -------------
                                                        (5,540)
                                                 -------------





14    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                     NUMBER OF
                                     CONTRACTS           VALUE
WRITTEN CALL OPTIONS (CONTINUED)
UNITED STATES (0.0%)++
iShares MSCI EAFE Index Fund
  Strike Price $47.00
  Expires 6/20/09 (Capital
  Markets)                                (346)  $     (12,110)
Nokia Corp.
  Strike Price $15.00
  Expires 6/20/09
  (Communications Equipment)              (721)        (50,470)
Philip Morris International,
  Inc.
  Strike Price $40.00
  Expires 6/20/09 (Tobacco)               (625)        (21,875)
                                                 -------------
                                                       (84,455)
                                                 -------------
Total Written Call Options
  (Proceeds $200,140)                                 (118,638)
                                                 -------------
Total Investments,
  Net of Written Options
  (Cost $505,736,564) (h)                 98.7%    429,233,109
Cash and Other Assets,
  Less Liabilities                         1.3       5,846,796
                                         =====    ------------
Net Assets                               100.0%  $ 435,079,905
                                         =====    ============

                                                 -------------






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  CVA--Certificaten Van Aandelen.
(d)  Fair valued security. The total market
     value of this security at April 30, 2009
     is $98,268, which represents less than
     one-tenth of a percent of the Fund's net
     assets.
(e)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(f)  Morgan Stanley Capital International
     Europe, Australasia and Far East Index
     (MSCI EAFE Index) is an unmanaged free
     float-adjusted market-capitalization
     index that is designed to measure
     developed-market equity performance,
     excluding the United States and Canada.
     As of April 30, 2009, the MSCI EAFE Index
     consisted of the following 21 developed-
     market country indices: Australia,
     Austria, Belgium, Denmark, Finland,
     France, Germany, Greece, Hong Kong,
     Ireland, Italy, Japan, the Netherlands,
     New Zealand, Norway, Portugal, Singapore,
     Spain, Sweden, Switzerland and the United
     Kingdom.
(g)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(h)  At April 30, 2009, cost is $509,783,405
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 13,370,267
Gross unrealized depreciation       (93,801,925)
                                   ------------
Net unrealized depreciation        $(80,431,658)
                                   ============






The following abbreviation is used in the above portfolio:

E    --Euro


The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                         INVESTMENTS IN   OTHER FINANCIAL
 VALUATION INPUTS            SECURITIES   INSTRUMENTS (A)
Level 1--Quoted Prices     $ 85,686,538          $605,231
Level 2--Other
  Significant
  Observable Inputs         343,566,941                --
Level 3--Significant
  Unobservable Inputs            98,268                --
                           ============          ========
Total                      $429,351,747          $605,231
                           ============          ========




(a) Other financial instruments include foreign forward currency contracts.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's liabilities carried at fair value:

                         INVESTMENTS IN   OTHER FINANCIAL
 VALUATION INPUTS            SECURITIES   INSTRUMENTS (B)
Level 1--Quoted Prices   $           --         $(118,638)
Level 2--Other
  Significant
  Observable Inputs                  --                --
Level 3--Significant
  Unobservable Inputs                --                --
                         ==============         =========
Total                               $--         $(118,638)
                         ==============         =========




(b) Other financial instruments include written options.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                   INVESTMENTS IN
                                       SECURITIES
Balance as of 10/31/08                   $126,548
Accrued discounts/premiums                     --
Realized gain (loss)                      (11,343)
Change in unrealized
  appreciation/depreciation                 2,478
Net purchases (sales)                     (19,415)
Net transfers in and/or out of
  Level 3                                      --
                                         ========
Balance as of 4/30/09                    $ 98,268
                                         ========
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  4/30/09                                $  2,478
                                         ========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

INDUSTRY DIVERSIFICATION


                                       VALUE    PERCENT(+)
Aerospace & Defense             $  8,218,318           1.9%
Air Freight & Logistics            3,196,197           0.7
Airlines                           4,587,169           1.1
Auto Components                      409,134           0.1
Beverages                          1,471,096           0.3
Biotechnology                      4,300,862           1.0
Building Products                  3,219,460           0.7
Capital Markets                   37,169,316           8.5
Commercial Banks                  10,044,319           2.3
Communications Equipment           2,031,778           0.5
Diversified Financial Services     5,742,754           1.3
Diversified Telecommunication
  Services                         7,645,412           1.8
Electric Utilities                19,024,683           4.4
Electronic Equipment &
  Instruments                      3,679,831           0.9
Food & Staples Retailing          20,590,886           4.8
Food Products                     28,412,543           6.7
Gas Utilities                     30,870,836           7.1
Health Care Equipment &
  Supplies                        17,155,395           3.9
Hotels, Restaurants & Leisure     10,269,165           2.4
IT Services                        6,673,951           1.6
Industrial Conglomerates           4,209,697           1.0
Insurance                         17,511,397           4.0
Leisure Equipment & Products       4,339,329           1.0
Media                             13,518,143           3.1
Multiline Retail                   2,147,523           0.5
Office Electronics                10,632,703           2.4
Oil, Gas & Consumable Fuels       39,245,755           9.0
Personal Products                  2,924,528           0.7
Pharmaceuticals                   56,835,073          12.9
Professional Services              2,074,077           0.5
Road & Rail                        1,155,614           0.2
Software                          10,840,497           2.5
Specialty Retail                   2,779,183           0.6
Textiles, Apparel & Luxury
  Goods                              170,788           0.0++
Tobacco                            2,306,250           0.5
Trading Companies &
  Distributors                     1,122,036           0.3
Wireless Telecommunication
  Services                        32,707,411           7.5
                                ------------         -----
                                 429,233,109          98.7
Cash and Other Assets,
  Less Liabilities                 5,846,796           1.3
                                ------------         -----
Net Assets                      $435,079,905         100.0%
                                ============         =====





+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.





16    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $505,936,704)     $429,351,747
Cash denominated in foreign
  currencies
  (identified cost $5,559,448)          5,589,093
Receivables:
  Investment securities sold            5,064,689
  Dividends and interest                3,156,896
  Fund shares sold                      1,767,254
Other assets                               72,687
Unrealized appreciation on foreign
  currency forward contracts            1,173,269
                                     ------------
     Total assets                     446,175,635
                                     ------------
LIABILITIES:
Written options, at value (premiums
  received $200,140)                      118,638
Due to custodian                            1,000
Payables:
  Investment securities purchased       9,097,516
  Fund shares redeemed                    531,501
  Manager (See Note 3)                    268,099
  Transfer agent (See Note 3)             226,077
  Custodian                               173,698
  NYLIFE Distributors (See Note 3)         56,834
  Professional fees                        24,920
  Shareholder communication                23,346
  Trustees                                  4,201
Accrued expenses                            1,862
Unrealized depreciation on foreign
  currency forward contracts              568,038
                                     ------------
     Total liabilities                 11,095,730
                                     ------------
Net assets                           $435,079,905
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    449,682
Additional paid-in capital            618,745,599
                                     ------------
                                      619,195,281
Accumulated distributions in excess
  of net investment income             (9,643,384)
Accumulated net realized loss on
  investments, written option
  transactions and foreign currency
  transactions                        (98,627,234)
Net unrealized depreciation on
  investments and written option
  transactions                        (76,503,455)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               658,697
                                     ------------
Net assets                           $435,079,905
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 34,498,977
                                     ============
Shares of beneficial interest
  outstanding                           3,546,095
                                     ============
Net asset value per share
  outstanding                        $       9.73
Maximum sales charge (5.50% of
  offering price)                            0.57
                                     ------------
Maximum offering price per share
  outstanding                        $      10.30
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 75,251,097
                                     ============
Shares of beneficial interest
  outstanding                           7,744,875
                                     ============
Net asset value per share
  outstanding                        $       9.72
Maximum sales charge (5.50% of
  offering price)                            0.57
                                     ------------
Maximum offering price per share
  outstanding                        $      10.29
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 31,163,053
                                     ============
Shares of beneficial interest
  outstanding                           3,449,298
                                     ============
Net asset value and offering price
  per share outstanding              $       9.03
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 12,453,772
                                     ============
Shares of beneficial interest
  outstanding                           1,378,648
                                     ============
Net asset value and offering price
  per share outstanding              $       9.03
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $277,406,654
                                     ============
Shares of beneficial interest
  outstanding                          28,406,073
                                     ============
Net asset value and offering price
  per share outstanding              $       9.77
                                     ============
CLASS R1
Net assets applicable to
  outstanding shares                 $  3,307,734
                                     ============
Shares of beneficial interest
  outstanding                             340,653
                                     ============
Net asset value and offering price
  per share outstanding              $       9.71
                                     ============
CLASS R2
Net assets applicable to
  outstanding shares                 $    705,257
                                     ============
Shares of beneficial interest
  outstanding                              72,413
                                     ============
Net asset value and offering price
  per share outstanding              $       9.74
                                     ============
CLASS R3
Net assets applicable to
  outstanding shares                 $    293,361
                                     ============
Shares of beneficial interest
  outstanding                              30,167
                                     ============
Net asset value and offering price
  per share outstanding              $       9.72
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  9,001,305
  Interest                                 13,702
                                     ------------
     Total income                       9,015,007
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,095,375
  Transfer agent--Investor Class
     (See Note 3)                         109,584
  Transfer agent--Class A (See Note
     3)                                    25,125
  Transfer agent--Classes B and C
     (See Note 3)                         145,990
  Transfer agent--Classes I, R1, R2
     and R3 (See Note 3)                  116,525
  Distribution/Service--Investor
     Class (See Note 3)                    41,878
  Distribution/Service--Class A
     (See Note 3)                          84,139
  Service--Class B (See Note 3)            41,380
  Service--Class C (See Note 3)            14,408
  Distribution/Service--Class R2
     (See Note 3)                             608
  Distribution/Service--Class R3
     (See Note 3)                             155
  Distribution--Class B (See Note
     3)                                   124,141
  Distribution--Class C (See Note
     3)                                    43,225
  Distribution--Class R3 (See Note
     3)                                       155
  Custodian                               158,280
  Shareholder communication                66,682
  Professional fees                        60,090
  Registration                             56,854
  Trustees                                 13,394
  Shareholder service--Class R1
     (See Note 3)                           1,441
  Shareholder service--Class R2
     (See Note 3)                             243
  Shareholder service--Class R3
     (See Note 3)                              62
  Miscellaneous                            26,662
                                     ------------
     Total expenses before waiver       3,226,396
  Expense waiver from Manager
     (See Note 3)                        (327,236)
                                     ------------
     Net expenses                       2,899,160
                                     ------------
Net investment income                   6,115,847
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions              $(64,929,869)
  Written option transactions             (15,344)
  Foreign currency transactions        13,722,448
                                     ------------
Net realized loss on investments,
  written option transactions and
  foreign currency transactions       (51,222,765)
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                38,727,599
  Written option contracts                 81,502
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts       (12,196,647)
                                     ------------
Net change in unrealized
  depreciation on investments,
  written options and foreign
  currency transactions                26,612,454
                                     ------------
Net realized and unrealized loss on
  investments, written options and
  foreign currency transactions       (24,610,311)
                                     ------------
Net decrease in net assets
  resulting from operations          $(18,494,464)
                                     ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $955,950.



18    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $   6,115,847   $  24,062,369
 Net realized loss on
  investments, written
  option transactions and
  foreign currency
  transactions                  (51,222,765)    (42,421,486)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, written
  options and foreign
  currency transactions          26,612,454    (254,285,391)
                              -----------------------------
 Net decrease in net assets
  resulting from operations     (18,494,464)   (272,644,508)
                              -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class               (2,784,085)             --
    Class A                      (5,374,097)       (598,461)
    Class B                      (2,656,919)             --
    Class C                        (835,870)             --
    Class I                     (31,109,639)     (5,317,732)
    Class R1                       (230,732)        (32,078)
    Class R2                        (22,362)         (1,893)
    Class R3                         (2,952)           (218)
                              -----------------------------
                                (43,016,656)     (5,950,382)
                              -----------------------------
 From net realized gain on investments:
    Class A                              --     (16,879,290)
    Class B                              --      (7,486,636)
    Class C                              --      (2,504,890)
    Class I                              --     (57,826,273)
    Class R1                             --        (383,627)
    Class R2                             --         (32,779)
    Class R3                             --          (5,318)
                              -----------------------------
                                         --     (85,118,813)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                  (43,016,656)    (91,069,195)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                      $  72,892,062   $ 123,377,421
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              30,701,116      74,162,347
 Cost of shares redeemed
  (a)                          (129,014,851)   (236,089,020)
                              -----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (25,421,673)    (38,549,252)
                              -----------------------------
    Net decrease in net
     assets                     (86,932,793)   (402,262,955)

NET ASSETS:
Beginning of period             522,012,698     924,275,653
                              -----------------------------
End of period                 $ 435,079,905   $ 522,012,698
                              =============================
Accumulated undistributed
 (distribution in excess
 of) net investment income
 at end of period             $  (9,643,384)  $  27,257,425
                              =============================



(a) Cost of shares redeemed net of redemption fee of $27,544 for the six months ended April 30, 2009 and $24,044 for the year ended October 31, 2008.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                             INVESTOR CLASS
                                                    -------------------------------
                                                                       FEBRUARY 28,
                                                    SIX MONTHS            2008**
                                                       ENDED              THROUGH
                                                     APRIL 30,          OCTOBER 31,
                                                    -------------------------------
                                                       2009*               2008
Net asset value at beginning of period                $ 10.96             $ 14.70
                                                      -------             -------
Net investment income (a)                                0.11                0.36
Net realized and unrealized gain (loss) on
  investments                                           (0.51)              (4.31)
Net realized and unrealized gain (loss) on foreign
  currency transactions                                  0.03                0.21
                                                      -------             -------
Total from investment operations                        (0.37)              (3.74)
                                                      -------             -------
Less dividends and distributions:
  From net investment income                            (0.86)                 --
  From net realized gain on investments                    --                  --
                                                      -------             -------
Total dividends and distributions                       (0.86)                 --
                                                      -------             -------
Redemption fee (a)                                       0.00 ++             0.00 ++
                                                      -------             -------
Net asset value at end of period                      $  9.73             $ 10.96
                                                      =======             =======
Total investment return (c)                             (3.65%)(e)         (25.44%)(e)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                  2.31% ++            3.91% ++
  Net expenses                                           1.70% ++            1.70% ++
  Expenses (before recoupment/waiver/
     reimbursement)                                      1.99% ++            1.73% ++
Portfolio turnover rate                                    45%                 82%
Net assets at end of period (in 000's)                $34,499             $35,429




                                                        CLASS B
                          -------------------------------------------------------------------
                          SIX MONTHS
                             ENDED
                           APRIL 30,                    YEAR ENDED OCTOBER 31,

                          -------------------------------------------------------------------
                             2009*        2008       2007       2006         2005       2004
Net asset value at
  beginning of period       $ 10.17     $ 16.99    $ 15.78    $ 12.88      $ 11.44    $ 10.09
                            -------     -------    -------    -------      -------    -------
Net investment income
  (loss) (a)                   0.07        0.28       0.09       0.15         0.05      (0.02)
Net realized and
  unrealized gain (loss)
  on investments              (0.49)      (5.70)      2.40       3.43 (b)     1.53       1.41
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                 0.03        0.28      (0.16)     (0.09)       (0.14)      0.03
                            -------     -------    -------    -------      -------    -------
Total from investment
  operations                  (0.39)      (5.14)      2.33       3.49         1.44       1.42
                            -------     -------    -------    -------      -------    -------
Less dividends and
  distributions:
  From net investment
     income                   (0.75)         --         --         --           --      (0.07)
  From net realized gain
     on investments              --       (1.68)     (1.12)     (0.59)          --         --
                            -------     -------    -------    -------      -------    -------
Total dividends and
  distributions               (0.75)      (1.68)     (1.12)     (0.59)          --      (0.07)
                            -------     -------    -------    -------      -------    -------
Redemption fee (a)             0.00 ++     0.00 ++    0.00 ++    0.00 ++      0.00 ++    0.00 ++
                            -------     -------    -------    -------      -------    -------
Net asset value at end
  of period                 $  9.03     $ 10.17    $ 16.99    $ 15.78      $ 12.88    $ 11.44
                            =======     =======    =======    =======      =======    =======
Total investment return
  (c)                         (4.01%)(e) (33.36%)    15.48%     28.13%(b)(d) 12.59%     14.16%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                    1.48% ++    2.10%      0.52%      1.11%        0.40%     (0.15%)
  Net expenses                 2.45% ++    2.40%      2.35%      2.37%        2.49%      2.65%
  Expenses (before
     recoupment/wai-
     ver/ reimbursement)       2.74% ++    2.42%      2.30%      2.41%(d)     2.51%        --
Portfolio turnover rate          45%         82%        49%        50%          51%        54%
Net assets at end of
  period (in 000's)         $31,163     $37,098    $76,081    $67,150      $88,410    $69,882




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  Total return is not annualized.





20    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                  CLASS A
            -------------------------------------------------------------------------------------------------------------------

            SIX MONTHS
               ENDED
             APRIL 30                                               YEAR ENDED OCTOBER 31,
            -------------------------------------------------------------------------------------------------------------------
               2009*                   2008                    2007               2006               2005               2004
              $ 10.97                 $ 18.09                $  16.69           $  13.53            $ 11.95            $ 10.50
              -------                 -------                --------           --------            -------            -------
                 0.13                    0.41                    0.22               0.24               0.15               0.07

                (0.51)                  (6.10)                   2.54               3.65 (b)           1.59               1.48

                 0.03                    0.30                   (0.17)             (0.10)             (0.14)              0.03
              -------                 -------                --------           --------            -------            -------
                (0.35)                  (5.39)                   2.59               3.79               1.60               1.58
              -------                 -------                --------           --------            -------            -------

                (0.90)                  (0.05)                  (0.07)             (0.04)             (0.02)             (0.13)
                   --                   (1.68)                  (1.12)             (0.59)                --                 --
              -------                 -------                --------           --------            -------            -------
                (0.90)                  (1.73)                  (1.19)             (0.63)             (0.02)             (0.13)
              -------                 -------                --------           --------            -------            -------
                 0.00 ++                 0.00 ++                 0.00 ++            0.00 ++            0.00 ++            0.00 ++
              -------                 -------                --------           --------            -------            -------
              $  9.72                 $ 10.97                $  18.09           $  16.69            $ 13.53            $ 11.95
              =======                 =======                ========           ========            =======            =======
                (3.54%)(e)             (32.67%)                 16.30%             29.11%(b)(d)       13.40%             15.11%

                 2.71% ++                2.79%                   1.25%              1.65%              1.15%              0.60%
                 1.36% ++                1.47%                   1.58%              1.62%              1.74%              1.90%

                 1.41% ++                1.47%                   1.55%              1.67%(d)           1.76%                --
                   45%                     82%                     49%                50%                51%                54%
              $75,251                 $63,470                $186,738           $145,964            $87,204            $70,252




                                                                    CLASS C
            ----------------------------------------------------------------------------------------------------------------------
            SIX MONTHS
               ENDED
             APRIL 30,                                                YEAR ENDED OCTOBER 31,

            ----------------------------------------------------------------------------------------------------------------------
               2009*                   2008                    2007                2006                2005                2004
              $ 10.17                 $ 16.98                 $ 15.77             $ 12.87             $ 11.44             $10.09
              -------                 -------                 -------             -------             -------             ------
                 0.07                    0.29                    0.09                0.13                0.05              (0.02)

                (0.49)                  (5.69)                   2.40                3.45 (b)            1.52               1.41

                 0.03                    0.27                   (0.16)              (0.09)              (0.14)              0.03
              -------                 -------                 -------             -------             -------             ------
                (0.39)                  (5.13)                   2.33                3.49                1.43               1.42
              -------                 -------                 -------             -------             -------             ------

                (0.75)                     --                      --                  --                  --              (0.07)
                   --                   (1.68)                  (1.12)              (0.59)                 --                 --
              -------                 -------                 -------             -------             -------             ------
                (0.75)                  (1.68)                  (1.12)              (0.59)                 --              (0.07)
              -------                 -------                 -------             -------             -------             ------
                 0.00 ++                 0.00 ++                 0.00 ++             0.00 ++             0.00 ++            0.00 ++
              -------                 -------                 -------             -------             -------             ------
              $  9.03                 $ 10.17                 $ 16.98             $ 15.77             $ 12.87             $11.44
              =======                 =======                 =======             =======             =======             ======
                (4.11%)(e)             (33.32%)                 15.49%              28.15%(b)(d)        12.50%             14.16%

                 1.58% ++                2.12%                   0.53%               0.91%               0.40%             (0.15)%
                 2.45% ++                2.39%                   2.33%               2.37%               2.49%              2.65%

                 2.74% ++                2.41%                   2.30%               2.42%(d)            2.51%                --
                   45%                     82%                     49%                 50%                 51%                54%
              $12,454                 $10,976                 $25,677             $17,026             $11,600             $6,718




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      Class I
                                  ------------------------------------------------------------------------------
                                                                                                      January 2,
                                  Six months                                                            2004**
                                     ended                                                             through
                                   April 30,                   Year ended October 31,                October 31,

                                  ------------------------------------------------------------------------------
                                     2009*         2008         2007         2006            2005       2004
Net asset value at beginning of
  period                           $  11.05      $  18.23     $  16.79     $  13.60        $  12.02    $ 11.40
                                   --------      --------     --------     --------        --------    -------
Net investment income (a)              0.14          0.50         0.31         0.33            0.23       0.12
Net realized and unrealized gain
  (loss) on investments               (0.51)        (6.16)        2.56         3.66 (b)        1.59       0.49
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                         0.03          0.30        (0.16)       (0.10)          (0.14)      0.01
                                   --------      --------     --------     --------        --------    -------
Total from investment operations      (0.34)        (5.36)        2.71         3.89            1.68       0.62
                                   --------      --------     --------     --------        --------    -------
Less dividends and
  distributions:
  From net investment income          (0.94)        (0.14)       (0.15)       (0.11)          (0.10)        --
  From net realized gain on
     investments                         --         (1.68)       (1.12)       (0.59)             --         --
                                   --------      --------     --------     --------        --------    -------
Total dividends and
  distributions                       (0.94)        (1.82)       (1.27)       (0.70)          (0.10)        --
                                   --------      --------     --------     --------        --------    -------
Redemption fee (a)                     0.00 ++       0.00 ++      0.00 ++      0.00 ++         0.00 ++    0.00++
                                   --------      --------     --------     --------        --------    -------
Net asset value at end of period   $   9.77      $  11.05     $  18.23     $  16.79        $  13.60    $ 12.02
                                   ========      ========     ========     ========        ========    =======
Total investment return (c)           (3.33%)(e)   (32.44%)      16.96%       29.94%(b)(d)    13.98%      5.44%(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                2.87% ++      3.48%        1.80%        2.22%           1.72%      1.33%++
  Net expenses                         1.03% ++      1.03%        1.03%        1.01%           1.17%      1.17%++
  Expenses (before
     recoupment/waiver/reim-
     bursement)                        1.16% ++      1.05%        1.02%        1.08%(d)        1.19%        --
Portfolio turnover rate                  45%           82%          49%          50%             51%        54%
Net assets at end of period (in
  000's)                           $277,407      $371,975     $631,206     $520,233        $135,643    $39,266




                                                                       CLASS R2
                           ------------------------------------------------------------------------------------------------
                                                                                                                 JANUARY 2,
                           SIX MONTHS                                                                              2004**
                              ENDED                                                                               THROUGH
                            APRIL 30,                           YEAR ENDED OCTOBER 31,                          OCTOBER 31,

                           ------------------------------------------------------------------------------------------------
                              2009*              2008            2007            2006            2005               2004
Net asset value at
  beginning of period        $10.99            $ 18.14          $16.72          $13.55          $11.99             $11.40
                             ------            -------          ------          ------          ------             ------
Net investment income (a)      0.15               0.46            0.24            0.31            0.19               0.09
Net realized and
  unrealized gain (loss)
  on investments              (0.54)             (6.14)           2.57            3.62 (b)        1.57               0.49
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                 0.03               0.30           (0.16)          (0.10)          (0.14)              0.01
                             ------            -------          ------          ------          ------             ------
Total from investment
  operations                  (0.36)             (5.38)           2.65            3.83            1.62               0.59
                             ------            -------          ------          ------          ------             ------
Less dividends and
  distributions:
  From net investment
     income                   (0.89)             (0.09)          (0.11)          (0.07)          (0.06)                --
  From net realized gain
     on investments              --              (1.68)          (1.12)          (0.59)             --                 --
                             ------            -------          ------          ------          ------             ------
Total dividends and
  distributions               (0.89)             (1.77)          (1.23)          (0.66)          (0.06)                --
                             ------            -------          ------          ------          ------             ------
Redemption fee (a)             0.00 ++            0.00 ++         0.00 ++         0.00 ++         0.00 ++            0.00++
                             ------            -------          ------          ------          ------             ------
Net asset value at end of
  period                     $ 9.74            $ 10.99          $18.14          $16.72          $13.55             $11.99
                             ======            =======          ======          ======          ======             ======
Total investment return
  (c)                         (3.53%)(e)        (32.63%)         16.49%          29.53%(b)(d)    13.52%              5.18%(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        3.07% ++           3.24%           1.38%           2.07%           1.37%              0.98% ++
  Net expenses                 1.38% ++           1.38%           1.38%           1.37%           1.52%              1.52% ++
  Expenses (before
     recoupment/waiver/-
     reimbursement)            1.51% ++           1.40%           1.37%           1.42%(d)        1.54%                --
Portfolio turnover rate          45%                82%             49%             50%             51%                54%
Net assets at end of
  period (in 000's)          $  705            $   274          $  358          $  289          $  416             $    1




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  Total return is not annualized.





22    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     CLASS R1
            ------------------------------------------------------------------------------------------
                                                                                            JANUARY 2,
                                                                                              2004**
            SIX MONTHS                                                                        THROUGH
               ENDED                                                                          OCTOBER
             APRIL 30,                        YEAR ENDED OCTOBER 31,                            31,

            ------------------------------------------------------------------------------------------
               2009*              2008               2007          2006          2005          2004
              $10.98             $ 18.13            $16.71        $13.54        $12.00        $11.40
              ------             -------            ------        ------        ------        ------
                0.14                0.49              0.29          0.32          0.22          0.12
               (0.51)              (6.13)             2.55          3.64 (b)      1.54          0.47

                0.03                0.30             (0.16)        (0.10)        (0.14)         0.01
              ------             -------            ------        ------        ------        ------
               (0.34)              (5.34)             2.68          3.86          1.62          0.60
              ------             -------            ------        ------        ------        ------

               (0.93)              (0.13)            (0.14)        (0.10)        (0.08)           --
                  --               (1.68)            (1.12)        (0.59)           --            --
              ------             -------            ------        ------        ------        ------
               (0.93)              (1.81)            (1.26)        (0.69)        (0.08)           --
              ------             -------            ------        ------        ------        ------
                0.00 ++             0.00 ++           0.00 ++       0.00 ++       0.00 ++       0.00++
              ------             -------            ------        ------        ------        ------
              $ 9.71             $ 10.98            $18.13        $16.71        $13.54        $12.00
              ======             =======            ======        ======        ======        ======
               (3.39%)(e)         (32.53%)           16.88%        29.76%(b)(d)  13.57%         5.26%(e)

                2.98% ++            3.40%             1.68%         2.19%         1.62%         1.23%++
                1.13% ++            1.13%             1.13%         1.12%         1.27%         1.27%++
                1.26% ++            1.15%             1.12%         1.17%(d)      1.29%           --
                  45%                 82%               49%           50%           51%           54%
              $3,308             $ 2,755            $4,158        $3,893        $3,325        $    1




                                       CLASS R3
            -------------------------------------------------------------
                                                                APRIL 28,
                                                                 2006**
            SIX MONTHS                                           THROUGH
               ENDED                                             OCTOBER
             APRIL 30,          YEAR ENDED OCTOBER 31,             31,

            -------------------------------------------------------------
               2009*              2008               2007         2006
              $10.95             $ 18.10            $16.70       $15.26
              ------             -------            ------       ------
                0.15                0.42              0.13         0.13
               (0.55)              (6.13)             2.64         1.35 (b)

                0.03                0.30             (0.17)       (0.04)
              ------             -------            ------       ------
               (0.37)              (5.41)             2.60         1.44
              ------             -------            ------       ------

               (0.86)              (0.06)            (0.08)          --
                  --               (1.68)            (1.12)          --
              ------             -------            ------       ------
               (0.86)              (1.74)            (1.20)          --
              ------             -------            ------       ------
                0.00 ++             0.00 ++           0.00 ++      0.00 ++
              ------             -------            ------       ------
              $ 9.72             $ 10.95            $18.10       $16.70
              ======             =======            ======       ======
               (3.57%)(e)         (32.86%)           16.35%        9.44%(e)

                3.12% ++            2.93%             0.76%        1.60%++
                1.63% ++            1.63%             1.63%        1.59%++
                1.76% ++            1.65%             1.62%        1.70%(d)++
                  45%                 82%               49%          50%
              $  293             $    37            $   57       $   11




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund held securities with a value of $98,268 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund


24    MainStay International Equity Fund
principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax

                                                   mainstayinvestments.com    25
authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a


26    MainStay International Equity Fund
put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5.)

(I) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Funds assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and
(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities

                                                   mainstayinvestments.com    27
loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(L) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(M) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(N) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.90% on assets up to $500 million and 0.85% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.01% increase in the management fee. This increase was offset by a 0.01% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other


28    MainStay International Equity Fund
transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.70%; Class A, 1.37%; Class B, 2.45%; Class C, 2.45%; Class I, 1.03%; Class R1,
1.13%; Class R2, 1.38% and Class R3, 1.63%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $2,095,375 and waived its fees in the amount of $327,236.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                      OCTOBER 31,

       2009              2011               2012               TOTAL
    $183,002           $137,416           $327,236           $647,654
-------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER
SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Fund at an annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $8,773 and $6,229, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $15, $343, $27,369 and $3,821, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $397,224.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account

                                                   mainstayinvestments.com    29
balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $       181     0.0%++
---------------------------------------------------
Class C                                 116     0.0++
---------------------------------------------------
Class I                          59,279,824    21.4
---------------------------------------------------
Class R1                              1,182     0.0++
---------------------------------------------------
Class R2                              1,171     0.2
---------------------------------------------------
Class R3                              8,244     2.8
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $16,940.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $43,557,768 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $43,558
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distribution paid from:
  Ordinary Income                    $29,895,926
  Long-Term Capital Gains             61,173,269
------------------------------------------------
Total                                $91,069,195
------------------------------------------------



NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY TRANSACTIONS AND WRITTEN OPTIONS:

As of April 30, 2009, the Fund held the following foreign currency forward contracts:

                                                  CONTRACT                CONTRACT           UNREALIZED
                                                    AMOUNT                  AMOUNT        APPRECIATION/
                                                 PURCHASED                    SOLD       (DEPRECIATION)
Foreign Currency Buy Contracts:
-------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar,
  expiring 7/16/09                          AUD 23,950,000        $     16,614,115            $ 710,430
-------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring
  5/12/09                                   GBP    974,742               1,491,000              (49,027)
-------------------------------------------------------------------------------------------------------


                                                  CONTRACT                CONTRACT
                                                    AMOUNT                  AMOUNT
                                                      SOLD               PURCHASED
Foreign Currency Sale Contracts:
-------------------------------------------------------------------------------------------------------
Euro vs. Australian Dollar, expiring
  7/6/09                                    EUR  1,674,603        AUD    3,165,000               75,620
-------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 6/25/09     EUR  8,955,000        JPY1,175,948,213               86,697
-------------------------------------------------------------------------------------------------------
Japanese Yen vs. Norwegian Krone,
  expiring 5/27/09                          JPY299,546,820        NOK   21,940,000              300,522
-------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring
  6/11/09                                   CHF 32,385,000        JPY2,747,219,550             (519,011)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign
  currency forward contracts                                                                  $ 605,231
-------------------------------------------------------------------------------------------------------






30    MainStay International Equity Fund

As of April 30, 2009, the Fund held the following foreign currencies:

                                                     CURRENCY                   COST          VALUE
Australian Dollar                             AUD         818      $             546     $      594
---------------------------------------------------------------------------------------------------
Canadian Dollar                               CAD         263                    210            220
---------------------------------------------------------------------------------------------------
Danish Krone                                  DKK     120,704                 21,506         21,440
---------------------------------------------------------------------------------------------------
Euro                                          EUR     869,783              1,153,986      1,150,810
---------------------------------------------------------------------------------------------------
Hong Kong Dollar                              HKD     362,720                 46,802         46,802
---------------------------------------------------------------------------------------------------
Japanese Yen                                  JPY  82,677,760                847,041        838,347
---------------------------------------------------------------------------------------------------
Pound Sterling                                GBP     527,753                779,227        780,731
---------------------------------------------------------------------------------------------------
Singapore Dollar                              SGD     122,514                 81,878         82,752
---------------------------------------------------------------------------------------------------
Swedish Krona                                 SEK  16,924,763              2,069,055      2,103,932
---------------------------------------------------------------------------------------------------
Swiss Franc                                   CHF     643,111                559,197        563,465
---------------------------------------------------------------------------------------------------
Total                                                              $       5,559,448     $5,589,093
---------------------------------------------------------------------------------------------------



During the six-month period ended April 30, 2009, the Fund had the following transactions in written options:

                               NUMBER OF
                               CONTRACTS    PREMIUM
Options Outstanding at
  October 31, 2008                    --         --
---------------------------------------------------
Options--Written                   2,568   $260,196
---------------------------------------------------
Options--Expired                    (496)   (60,056)
---------------------------------------------------
Options--Canceled in closing
  transactions                        --         --
---------------------------------------------------
Options Outstanding at April
  30,
  2009                             2,072   $200,140
---------------------------------------------------



NOTE 6--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $198,023 and $225,254, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      174,246   $   1,705,080
Shares issued to
  shareholders in
  reinvestment of dividends      274,173       2,763,669
Shares redeemed                 (413,360)     (3,992,681)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                      35,059         476,068
Shares converted into
  Investor Class (See Note
  1)                             285,336       2,656,444
Shares converted from
  Investor Class (See Note
  1)                              (5,961)        (61,626)
                             ---------------------------
Net increase                     314,434   $   3,070,886
                             ===========================
Period ended October 31, 2008 (a):
Shares sold                      912,966   $  13,363,940
Shares redeemed                 (538,793)     (7,293,093)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                     374,173       6,070,847
Shares converted into
  Investor Class (See Note
  1)                           3,101,147      44,596,624
Shares converted from
  Investor Class (See Note
  1)                            (243,659)     (3,193,356)
                             ---------------------------
Net increase                   3,231,661   $  47,474,115
                             ===========================

(a) Investor Class shares were first offered on February
    28, 2008.


                                                   mainstayinvestments.com    31

 CLASS A                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    3,185,719   $  31,337,853
Shares issued to
  shareholders in
  reinvestment of dividends      472,103       4,744,643
Shares redeemed               (1,577,306)    (15,226,962)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                   2,080,516      20,855,534
Shares converted into Class
  A (See Note 1)                  63,212         629,940
Shares converted from Class
  A (See Note 1)                (182,298)     (1,700,837)
                             ---------------------------
Net increase                   1,961,430   $  19,784,637
                             ===========================
Year ended October 31,
  2008:
Shares sold                    1,097,446   $  15,769,585
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,019,884      16,233,458
Shares redeemed               (4,266,847)    (61,427,956)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,149,517)    (29,424,913)
Shares converted into Class
  A (See Note 1)                 545,536       7,557,221
Shares converted from Class
  A (See Note 1)              (2,932,777)    (42,271,956)
                             ---------------------------
Net decrease                  (4,536,758)  $ (64,139,648)
                             ===========================

 CLASS B                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      225,345   $   2,055,725
Shares issued to
  shareholders in
  reinvestment of dividends      265,026       2,488,591
Shares redeemed                 (515,666)     (4,635,482)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                     (25,295)        (91,166)
Shares converted from Class
  B (See Note 1)                (173,026)     (1,523,921)
                             ---------------------------
Net decrease                    (198,321)  $  (1,615,087)
                             ===========================
Year ended October 31,
  2008:
Shares sold                      545,410   $   7,446,033
Shares issued to
  shareholders in
  reinvestment of
  distributions                  470,567       6,983,163
Shares redeemed               (1,338,746)    (17,624,078)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (322,769)     (3,194,882)
Shares converted from Class
  B (See Note 1)                (506,987)     (6,688,533)
                             ---------------------------
Net decrease                    (829,756)  $  (9,883,415)
                             ===========================


 CLASS C                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      537,478   $   4,957,756
Shares issued to
  shareholders in
  reinvestment of dividends       72,908         683,874
Shares redeemed                 (311,497)     (2,787,510)
                             ---------------------------
Net increase                     298,889   $   2,854,120
                             ===========================
Year ended October 31,
  2008:
Shares sold                      185,495   $   2,529,522
Shares issued to
  shareholders in
  reinvestment of
  distributions                  133,359       1,977,716
Shares redeemed                 (751,031)     (9,864,002)
                             ---------------------------
Net decrease                    (432,177)  $  (5,356,764)
                             ===========================

 CLASS I                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    3,277,697   $  31,141,166
Shares issued to
  shareholders in
  reinvestment of dividends    1,958,800      19,764,293
Shares redeemed              (10,490,298)   (102,029,886)
                             ---------------------------
Net decrease                  (5,253,801)  $ (51,124,427)
                             ===========================
Year ended October 31,
  2008:
Shares sold                    5,903,055   $  83,879,213
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,021,225      48,512,097
Shares redeemed               (9,888,291)   (139,440,210)
                             ---------------------------
Net decrease                    (964,011)  $  (7,048,900)
                             ===========================


 CLASS R1                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       82,270   $     801,539
Shares issued to
  shareholders in
  reinvestment of dividends       22,981         230,732
Shares redeemed                  (15,425)       (148,679)
                             ---------------------------
Net increase                      89,826   $     883,592
                             ===========================
Year ended October 31,
  2008:
Shares sold                       20,736   $     268,492
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               26,051         415,705
Shares redeemed                  (25,311)       (356,580)
                             ---------------------------
Net increase                      21,476   $     327,617
                             ===========================





32    MainStay International Equity Fund

 CLASS R2                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       64,692   $     617,570
Shares issued to
  shareholders in
  reinvestment of dividends        2,218          22,362
Shares redeemed                  (19,393)       (179,049)
                             ---------------------------
Net increase                      47,517   $     460,883
                             ===========================
Year ended October 31,
  2008:
Shares sold                        8,027   $     114,012
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                2,172          34,672
Shares redeemed                   (5,051)        (75,353)
                             ---------------------------
Net increase                       5,148   $      73,331
                             ===========================


 CLASS R3                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       28,126   $     275,373
Shares issued to
  shareholders in
  reinvestment of dividends          293           2,952
Shares redeemed                   (1,604)        (14,602)
                             ---------------------------
Net increase                      26,815   $     263,723
                             ===========================
Year ended October 31,
  2008:
Shares sold                          465   $       6,624
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  348           5,536
Shares redeemed                     (607)         (7,748)
                             ---------------------------
Net increase                         206   $       4,412
                             ===========================





NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    33

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



34    MainStay International Equity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO15934         (RECYCLE LOGO)            MS140-09           MSIE10-06/09
                                                                          10

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 LARGE CAP GROWTH FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 LARGE CAP GROWTH FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF NEW
SUBADVISORY AGREEMENT                      29
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        31
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       31

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -4.09%   -34.10%   -0.26%   -1.05%
Excluding sales charges      1.49    -30.26     0.87    -0.49




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY LARGE
                CAP GROWTH      RUSSELL 1000    S&P 500
                   FUND         GROWTH INDEX     INDEX
              --------------    ------------    -------
4/30/99             9450            10000        10000
                   11882            12758        11013
                    9745             8643         9584
                    8199             6906         8374
                    6993             5914         7260
                    8614             7195         8920
                    8916             7224         9486
                   10825             8321        10948
                   11674             9340        12616
                   12899             9318        12026
4/30/09             8996             6376         7779






CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -3.69%   -33.86%   -0.22%   -1.03%
Excluding sales charges      1.92    -30.01     0.91    -0.47




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY LARGE
                           CAP GROWTH      RUSSELL 1000    S&P 500
                              FUND         GROWTH INDEX     INDEX
                         --------------    ------------    -------
4/30/99                       23625            25000        25000
                              29706            31894        27532
                              24362            21608        23961
                              20498            17264        20935
                              17482            14786        18149
                              21535            17987        22301
                              22289            18059        23715
                              27062            20801        27371
                              29184            23350        31541
                              32201            23295        30066
4/30/09                       22536            15941        19449






CLASS B SHARES(4)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -3.69%   -34.15%   -0.27%   -1.23%
Excluding sales charges      1.31    -30.69     0.13    -1.23




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                    MAINSTAY LARGE
                                      CAP GROWTH      RUSSELL 1000    S&P 500
                                         FUND         GROWTH INDEX     INDEX
                                    --------------    ------------    -------
4/30/99                                  10000            10000        10000
                                         12480            12758        11013
                                         10158             8643         9584
                                          8483             6906         8374
                                          7181             5914         7260
                                          8779             7195         8920
                                          9025             7224         9486
                                         10881             8321        10948
                                         11644             9340        12616
                                         12752             9318        12026
4/30/09                                   8838             6376         7779





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and Class R2 shares are only available through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the

THE FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(4)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          0.09%    -31.53%    0.09%   -1.25%
Excluding sales charges     1.09     -30.84     0.09    -1.25




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY LARGE
                              CAP GROWTH      RUSSELL 1000    S&P 500
                                 FUND         GROWTH INDEX     INDEX
                            --------------    ------------    -------
4/30/99                          10000            10000        10000
                                 12480            12758        11013
                                 10158             8643         9584
                                  8483             6906         8374
                                  7181             5914         7260
                                  8779             7195         8920
                                  9025             7224         9486
                                 10862             8321        10948
                                 11644             9340        12616
                                 12752             9318        12026
4/30/09                           8819             6376         7779






CLASS I SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
                            1.88%    -29.89%    1.38%   -0.12%




(PERFORMANCE GRAPH)

                            MAINSTAY LARGE
                              CAP GROWTH      RUSSELL 1000    S&P 500
                                 FUND         GROWTH INDEX     INDEX
                            --------------    ------------    -------
4/30/99                          10000            10000        10000
                                 12605            12758        11013
                                 10364             8643         9584
                                  8742             6906         8374
                                  7474             5914         7260
                                  9230             7195         8920
                                  9575             7224         9486
                                 11707             8321        10948
                                 12720             9340        12616
                                 14097             9318        12026
4/30/09                           9884             6376         7779






CLASS R1 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
                            1.89%    -29.91%    1.23%   -0.24%




(PERFORMANCE GRAPH)

                            MAINSTAY LARGE
                              CAP GROWTH      RUSSELL 1000    S&P 500
                                 FUND         GROWTH INDEX     INDEX
                            --------------    ------------    -------
4/30/99                          10000            10000        10000
                                 12593            12758        11013
                                 10343             8643         9584
                                  8716             6906         8374
                                  7445             5914         7260
                                  9184             7195         8920
                                  9519             7224         9486
                                 11597             8321        10948
                                 12564             9340        12616
                                 13933             9318        12026
4/30/09                           9765             6376         7779





   Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares might have been lower.
4. Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered to the public on April 1, 2005, include the historical performance of Class A shares through March 31, 2005, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class B, C, I, R1 and R2 shares might have been lower.
5. Performance figures for Class R3 shares which were first offered to the public on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Large Cap Growth Fund

CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                   1.69%    -30.13%    0.98%   -0.49%




(PERFORMANCE GRAPH)

                            MAINSTAY LARGE
                              CAP GROWTH      RUSSELL 1000    S&P 500
                                 FUND         GROWTH INDEX     INDEX
                            --------------    ------------    -------
4/30/99                          10000            10000        10000
                                 12561            12758        11013
                                 10291             8643         9584
                                  8651             6906         8374
                                  7370             5914         7260
                                  9070             7195         8920
                                  9379             7224         9486
                                 11387             8321        10948
                                 12320             9340        12616
                                 13629             9318        12026
4/30/09                           9523             6376         7779






CLASS R3 SHARES(5)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                   1.71%    -30.16%    0.73%   -0.74%




(PERFORMANCE GRAPH)

                            MAINSTAY LARGE
                              CAP GROWTH      RUSSELL 1000    S&P 500
                                 FUND         GROWTH INDEX     INDEX
                            --------------    ------------    -------
4/30/99                          10000            10000        10000
                                 12530            12758        11013
                                 10240             8643         9584
                                  8586             6906         8374
                                  7297             5914         7260
                                  8957             7195         8920
                                  9238             7224         9486
                                 11178             8321        10948
                                 12054             9340        12616
                                 13300             9318        12026
4/30/09                           9289             6376         7779







 BENCHMARK PERFORMANCE                       SIX       ONE       FIVE       TEN
                                           MONTHS      YEAR      YEARS     YEARS
Russell 1000(R) Growth Index(6)            -1.52%    -31.57%    -2.39%    -4.40%
S&P 500(R) Index(7)                        -8.53     -35.31     -2.70     -2.48
Average Lipper large-cap growth fund(8)    -2.35     -33.21     -2.53     -3.24



6. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

On April 1, 2005, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. Performance for MainStay Large Cap Growth Fund Class A shares includes the historical performance of the FMI Winslow Growth Fund from inception (July 1, 1995) through March 31, 2005 adjusted to reflect the current maximum sales charge applicable and fees and expenses for such shares. Performance for Class B, C, and I shares, first offered April 1, 2005, include the historical performance of Class A shares adjusted for differences in certain contractual expenses and fees. Performance for Investor Class shares, first offered February 28, 2008, includes the historical performance of Class A shares from inception (July 1, 1995) through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Prior to the reorganization (July 1, 1995, through March 31, 2005), the Fund operated as the FMI Winslow Growth Fund, had no sales charge, and its total net expenses were capped at 1.30%. The total expenses of MainStay Large Cap Growth Fund Class A shares are currently capped at 1.18%. Fund performance for all share classes prior to April 1, 2005, has not been adjusted to reflect the current expense cap. If the above adjustments had not been made, or if Fund performance for all share classes prior to April 1, 2005, had been adjusted to reflect the current expense caps, the performance numbers shown would have been different.


THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,014.90        $ 7.49         $1,017.40         $ 7.50
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,019.20        $ 5.91         $1,018.90         $ 5.91
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,013.10        $11.23         $1,013.60         $11.23
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,010.90        $11.22         $1,013.60         $11.23
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,018.80        $ 4.00         $1,020.80         $ 4.01
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00       $1,018.90        $ 4.51         $1,020.30         $ 4.51
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,016.90        $ 5.75         $1,019.10         $ 5.76
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,017.10        $ 7.00         $1,017.90         $ 7.00
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.50% for Investor Class, 1.18% for Class A, 2.25% for Class B and Class C, 0.80% for Class I, 0.90% for Class R1, 1.15% for Class R2 and 1.40% for Class
   R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay Large Cap Growth Fund

INDUSTRY COMPOSITION AS OF APRIL 30, 2009




Communications Equipment                8.5%
IT Services                             8.2
Software                                6.5
Internet Software & Services            5.9
Computers & Peripherals                 5.2
Health Care Equipment & Supplies        4.7
Capital Markets                         4.6
Aerospace & Defense                     4.4
Health Care Providers & Services        4.2
Chemicals                               4.0
Biotechnology                           3.9
Food & Staples Retailing                3.9
Diversified Financial Services          3.1
Road & Rail                             3.1
Machinery                               2.9
Wireless Telecommunication Services     2.9
Oil, Gas & Consumable Fuels             2.8
Pharmaceuticals                         2.5
Diversified Consumer Services           2.2
Specialty Retail                        1.8
Trading Companies & Distributors        1.8
Internet & Catalog Retail               1.7
Air Freight & Logistics                 1.6
Hotels, Restaurants & Leisure           1.5
Electronic Equipment & Instruments      1.4
Food Products                           1.4
Multiline Retail                        1.3
Energy Equipment & Services             1.2
Life Sciences Tools & Services          0.9
Semiconductors & Semiconductor
  Equipment                             0.5
Short-Term Investment                   1.7
Liabilities in Excess of Cash and
  Other Assets                         -0.3
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Medco Health Solutions, Inc.
    2.  QUALCOMM, Inc.
    3.  Visa, Inc. Class A
    4.  Union Pacific Corp.
    5.  Monsanto Co.
    6.  Danaher Corp.
    7.  Google, Inc. Class A
    8.  Apple, Inc.
    9.  Gilead Sciences, Inc.
   10.  Cisco Systems, Inc.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLARK J. WINSLOW, JUSTIN H. KELLY, CFA, AND R. BART WEAR, CFA, OF WINSLOW CAPITAL MANAGEMENT, INC., THE FUND'S SUBADVISOR.

HOW DID MAINSTAY LARGE CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 1.49% for Investor Class shares, 1.92% for Class A shares, 1.31% for Class B shares and 1.09% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund returned 1.88% for Class I shares, 1.89% for Class R1 shares, 1.69% for Class R2 shares and 1.71% for Class R3 shares. All share classes outperformed the -2.35% return of the average Lipper(1) large-cap growth fund and the -1.52% return of the Russell 1000(R) Growth Index for the six months ended April 30, 2009. The Russell 1000(R) Growth Index(2) is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Strong stock selection was mostly responsible for the Fund's outperformance of the Russell 1000(R) Growth Index, particularly in the information technology and financials sectors. Only partially offsetting these positives was poor stock selection in the consumer discretionary, materials and telecommunication services sectors. Sector allocation was a modestly positive component of the Fund's relative performance.

Detracting somewhat from the Fund's performance relative to the Russell 1000(R) Growth Index were underweight positions in the information technology and consumer discretionary sectors, both of which were strong performers, and an overweight position in the weaker financials sector.

WHICH SECTORS WERE AMONG THE FUND'S STRONGEST PERFORMERS FOR THE SIX MONTHS ENDED APRIL 30, 2009, AND WHICH SECTORS WERE THE WEAKEST?

The three strongest-contributing sectors relative to the Russell 1000(R) Growth Index were information technology, financials and health care. The three weakest-contributing sectors were consumer discretionary, materials and telecommunication services.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE RETURN AND WHICH STOCKS WERE PARTICULARLY WEAK?

The three stocks that made the strongest contribution to the Fund's absolute performance were all in the information technology sector. They included Internet information company Baidu, global online travel company Priceline.com and business software and services company Cognizant Technology Solutions. All three companies benefited from the equity market rally at the end of the reporting period and from widespread anticipation of an economic recovery.

The three stocks that detracted the most from the Fund's absolute performance were biotechnology firm Genzyme, energy equipment and services provider Weatherford International and telecommunication services company NII Holdings.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund established a position in Baidu, the dominant Internet search service in China. The Fund had sold shares of wireless communications company Research In Motion in September 2008, and the Fund initiated a new position in the company in January to take advantage of what we felt was an attractive valuation after the stock price declined. During the reporting period, Research In Motion benefited from growth in the smart-phone market and from a strong product pipeline. The Fund also established a position in JPMorgan Chase on our belief that this market leader had the best balance sheet and management team of the large banks. JPMorgan Chase also gained market share within the industry during the reporting period.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 7 for more information on the Russell 1000(R) Growth Index.


10    MainStay Large Cap Growth Fund

We sold the Fund's position in construction and engineering firm Fluor because of the late-cycle nature of its business. In light of falling energy prices and declining capital expenditures, we also had concerns about Fluor's order backlog and earnings prospects. We eliminated the Fund's position in pharmaceutical company Allergan. We were concerned about a prolonged slowdown in the growth of its aesthetics business (BOTOX(R) Cosmetic) given increased competition and weak consumer finances. We also sold the Fund's position in multinational manufacturer Procter & Gamble during the reporting period on soft organic growth, as consumers moved to cheaper private-label competitors.

WERE THERE ANY CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's already overweight position in financials, adding to transaction processors and asset managers. The Fund also established a small position in banks for the first time in several years. We added to the Fund's allocation to consumer discretionary stocks, but maintained an underweight position relative to the Russell 1000(R) Growth Index. Within the sector, we added market leaders with strong balance sheets that we felt would be positioned to gain market share when the economy improves.

The Fund's largest weightings decreases were in energy and information technology. We did slightly increase the Fund's position in information technology late in the reporting period, as we expect a pick-up in technology demand to be met with leverageable business models with tightly controlled costs.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund's sector weightings are principally driven by our bottom-up stock selection process. As of April 30, 2009, the Fund held its largest overweight positions relative to the Russell 1000(R) Growth Index in Medco Health Solutions and Visa. We felt that Medco Health Solutions, a leading pharmaceutical benefits manager, still had a reasonable valuation and would continue to produce excellent earnings growth. Visa had been benefiting from strong cost controls and, as previously mentioned, from the secular shift from paper to plastic.

As of the same date, the Fund held its most significantly underweight position relative to the benchmark in software giant Microsoft. While the company was financially strong and had a relatively low valuation, we were waiting to see Microsoft's earnings accelerate before adding to the Fund's position in the company.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                         SHARES            VALUE
COMMON STOCKS 98.6%+
----------------------------------------------------------------

AEROSPACE & DEFENSE 4.4%
Lockheed Martin Corp.                   258,600   $   20,307,858
Precision Castparts Corp.               424,700       31,793,042
United Technologies Corp.               985,400       48,126,936
                                                  --------------
                                                     100,227,836
                                                  --------------

AIR FREIGHT & LOGISTICS 1.6%
C.H. Robinson Worldwide,
  Inc.                                  428,800       22,795,008
Expeditors International of
  Washington, Inc.                      408,600       14,182,506
                                                  --------------
                                                      36,977,514
                                                  --------------

BIOTECHNOLOGY 3.9%
Cephalon, Inc.(a)                       402,800       26,427,708
V  Gilead Sciences, Inc. (a)          1,385,100       63,437,580
                                                  --------------
                                                      89,865,288
                                                  --------------

CAPITAL MARKETS 4.6%
BlackRock, Inc.                         233,800       34,256,376
Charles Schwab Corp. (The)            3,183,400       58,829,232
Goldman Sachs Group, Inc.
  (The)                                  88,200       11,333,700
                                                  --------------
                                                     104,419,308
                                                  --------------

CHEMICALS 4.0%
Ecolab, Inc.                            586,400       22,605,720
V  Monsanto Co.                         801,900       68,073,291
                                                  --------------
                                                      90,679,011
                                                  --------------

COMMUNICATIONS EQUIPMENT 8.5%
V  Cisco Systems, Inc. (a)            3,117,000       60,220,440
Juniper Networks, Inc. (a)            1,011,100       21,890,315
V  QUALCOMM, Inc.                     2,110,000       89,295,200
Research In Motion, Ltd. (a)            331,400       23,032,300
                                                  --------------
                                                     194,438,255
                                                  --------------

COMPUTERS & PERIPHERALS 5.2%
V  Apple, Inc. (a)                      506,800       63,770,644
Hewlett-Packard Co.                   1,496,512       53,844,502
                                                  --------------
                                                     117,615,146
                                                  --------------

DIVERSIFIED CONSUMER SERVICES 2.2%
Apollo Group, Inc. Class
  A(a)                                  339,500       21,371,525
ITT Educational Services,
  Inc. (a)                              277,000       27,913,290
                                                  --------------
                                                      49,284,815
                                                  --------------

DIVERSIFIED FINANCIAL SERVICES 3.1%
IntercontinentalExchange,
  Inc. (a)                              359,240       31,469,424
JPMorgan Chase & Co.                  1,194,900       39,431,700
                                                  --------------
                                                      70,901,124
                                                  --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.4%
Dolby Laboratories, Inc.
  Class A(a)                            813,100       32,629,703
                                                  --------------

ENERGY EQUIPMENT & SERVICES 1.2%
FMC Technologies, Inc. (a)              789,400       27,021,162
                                                  --------------


FOOD & STAPLES RETAILING 3.9%
CVS Caremark Corp.                    1,383,500       43,967,630
Wal-Mart Stores, Inc.                   886,900       44,699,760
                                                  --------------
                                                      88,667,390
                                                  --------------

FOOD PRODUCTS 1.4%
General Mills, Inc.                     620,900       31,473,421
                                                  --------------


HEALTH CARE EQUIPMENT & SUPPLIES 4.7%
Baxter International, Inc.              896,000       43,456,000
Mindray Medical
  International, Ltd., ADR
  (b)                                 1,000,490       22,831,182
St. Jude Medical, Inc. (a)            1,194,400       40,036,288
                                                  --------------
                                                     106,323,470
                                                  --------------

HEALTH CARE PROVIDERS & SERVICES 4.2%
V  Medco Health Solutions,
  Inc. (a)                            2,205,900       96,066,945
                                                  --------------


HOTELS, RESTAURANTS & LEISURE 1.5%
Carnival Corp.                        1,293,500       34,769,280
                                                  --------------


INTERNET & CATALOG RETAIL 1.7%
Priceline.com, Inc. (a)                 402,300       39,059,307
                                                  --------------


INTERNET SOFTWARE & SERVICES 5.9%
Baidu, Inc., ADR (a)(b)                 142,700       33,234,830
Equinix, Inc. (a)                       525,300       36,891,819
V  Google, Inc. Class A (a)             163,780       64,851,966
                                                  --------------
                                                     134,978,615
                                                  --------------

IT SERVICES 8.2%
Cognizant Technology
  Solutions Corp. Class A
  (a)                                 2,400,900       59,518,311
Mastercard, Inc. Class A                268,000       49,164,600
V  Visa, Inc. Class A                 1,204,700       78,257,312
                                                  --------------
                                                     186,940,223
                                                  --------------

LIFE SCIENCES TOOLS & SERVICES 0.9%
Illumina, Inc. (a)                      560,300       20,927,205
                                                  --------------


MACHINERY 2.9%
V  Danaher Corp.                      1,131,400       66,119,016
                                                  --------------


MULTILINE RETAIL 1.3%
Kohl's Corp. (a)                        632,100       28,665,735
                                                  --------------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.


12    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS 2.8%
Petro-Canada                            696,700   $   21,966,951
Petroleo Brasileiro S.A.,
  ADR (b)                               593,600       19,927,152
Southwestern Energy Co. (a)             623,400       22,355,124
                                                  --------------
                                                      64,249,227
                                                  --------------

PHARMACEUTICALS 2.5%
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (b)                   1,284,500       56,376,705
                                                  --------------


ROAD & RAIL 3.1%
V  Union Pacific Corp.                1,419,000       69,729,660
                                                  --------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.5%
Lam Research Corp. (a)                  396,500       11,054,420
                                                  --------------


SOFTWARE 6.5%
Adobe Systems, Inc. (a)                 853,900       23,354,165
Autodesk, Inc. (a)                      575,500       11,475,470
McAfee, Inc. (a)                        474,100       17,797,714
Microsoft Corp.                       2,431,100       49,254,086
Oracle Corp.                          2,354,100       45,528,294
                                                  --------------
                                                     147,409,729
                                                  --------------


SPECIALTY RETAIL 1.8%
Best Buy Co., Inc.                      463,300       17,781,454
Lowe's Cos., Inc.                     1,072,700       23,063,050
                                                  --------------
                                                      40,844,504
                                                  --------------

TRADING COMPANIES & DISTRIBUTORS 1.8%
Fastenal Co.                          1,050,000       40,278,000
                                                  --------------


WIRELESS TELECOMMUNICATION SERVICES 2.9%
America Movil SAB de C.V.,
  Series L, ADR (b)                     672,200       22,081,770
American Tower Corp. Class A
  (a)                                   740,300       23,511,928
MetroPCS Communications,
  Inc. (a)                            1,163,700       19,887,633
                                                  --------------
                                                      65,481,331
                                                  --------------
Total Common Stocks
  (Cost $2,258,548,556)                            2,243,473,345
                                                  --------------


                                      PRINCIPAL
                                         AMOUNT           VALUE
SHORT-TERM INVESTMENT 1.7%
----------------------------------------------------------------

REPURCHASE AGREEMENT 1.7%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $38,707,448
  (Collateralized by a
  United States Treasury
  Bill with a zero coupon
  rate and a maturity date
  of 5/28/09
  with a Principal Amount of
  $39,485,000 and a Market
  Value of $39,485,000)             $38,707,394   $   38,707,394
                                                  --------------
Total Short-Term Investment
  (Cost $38,707,394)                                  38,707,394
                                                  --------------
Total Investments
  (Cost $2,297,255,950) (c)               100.3%   2,282,180,739
Liabilities in Excess of
  Cash and Other Assets                    (0.3)      (5,958,018)
                                          -----     ------------
Net Assets                                100.0%  $2,276,222,721
                                          =====     ============






(a)  Non-income producing security.
(b)  ADR - American Depositary Receipt.
(c)  At April 30, 2009, cost is $2,319,931,081
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $ 110,391,013
Gross unrealized depreciation       (148,141,355)
                                   -------------
Net unrealized depreciation        $ (37,750,342)
                                    ============




The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices             $2,243,473,345
Level 2--Other Significant
  Observable Inputs                    38,707,394
Level 3--Significant Unobservable
  Inputs                                       --
                                   --------------
Total                              $2,282,180,739
                                     ============





The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $2,297,255,950)  $2,282,180,739
Receivables:
  Investment securities sold            34,561,586
  Fund shares sold                       9,559,995
  Dividends and interest                   841,564
Other assets                               240,532
                                    --------------
     Total assets                    2,327,384,416
                                    --------------
LIABILITIES:
Payables:
  Investment securities purchased       43,962,683
  Fund shares redeemed                   4,704,045
  Manager (See Note 3)                   1,150,081
  Transfer agent (See Note 3)              967,892
  NYLIFE Distributors (See Note 3)         329,906
  Professional fees                         23,466
  Custodian                                 16,615
  Trustees                                   4,978
Accrued expenses                             2,029
                                    --------------
     Total liabilities                  51,161,695
                                    --------------
Net assets                          $2,276,222,721
                                    ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                        $    4,729,844
Additional paid-in capital           2,782,186,831
                                    --------------
                                     2,786,916,675
Accumulated net investment loss         (1,428,823)
Accumulated net realized loss on
  investments                         (494,189,920)
Net unrealized depreciation on
  investments                          (15,075,211)
                                    --------------
Net assets                          $2,276,222,721
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   51,317,412
                                    ==============
Shares of beneficial interest
  outstanding                           10,759,041
                                    ==============
Net asset value per share
  outstanding                       $         4.77
Maximum sales charge (5.50% of
  offering price)                             0.28
                                    --------------
Maximum offering price per share
  outstanding                       $         5.05
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  960,107,228
                                    ==============
Shares of beneficial interest
  outstanding                          200,891,020
                                    ==============
Net asset value per share
  outstanding                       $         4.78
Maximum sales charge (5.50% of
  offering price)                             0.28
                                    --------------
Maximum offering price per share
  outstanding                       $         5.06
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $   58,426,380
                                    ==============
Shares of beneficial interest
  outstanding                           12,632,482
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.63
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $  111,873,430
                                    ==============
Shares of beneficial interest
  outstanding                           24,206,035
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.62
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  948,144,212
                                    ==============
Shares of beneficial interest
  outstanding                          194,202,044
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.88
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $   95,186,484
                                    ==============
Shares of beneficial interest
  outstanding                           19,627,418
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.85
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $   44,231,546
                                    ==============
Shares of beneficial interest
  outstanding                            9,210,718
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.80
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $    6,936,029
                                    ==============
Shares of beneficial interest
  outstanding                            1,455,684
                                    ==============
Net asset value and offering price
  per share outstanding             $         4.76
                                    ==============







14    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $   8,003,468
  Interest                                  11,637
                                     -------------
     Total income                        8,015,105
                                     -------------
EXPENSES:
  Manager (See Note 3)                   6,344,915
  Transfer agent--Investor Class
     (See Note 3)                          112,634
  Transfer agent--Class A (See Note
     3)                                    548,760
  Transfer agent--Classes B and C
     (See Note 3)                          379,148
  Transfer agent--Classes I, R1, R2
     and R3
     (See Note 3)                          769,815
  Distribution/Service--Investor
     Class
     (See Note 3)                           55,079
  Distribution/Service--Class A
     (See Note 3)                          782,680
  Service--Class B (See Note 3)             70,148
  Service--Class C (See Note 3)            115,019
  Distribution/Service--Class R2
     (See Note 3)                           44,736
  Distribution/Service--Class R3
     (See Note 3)                            6,312
  Distribution--Class B (See Note
     3)                                    210,445
  Distribution--Class C (See Note
     3)                                    345,057
  Distribution--Class R3 (See Note
     3)                                      6,312
  Shareholder communication                140,155
  Professional fees                        136,850
  Registration                              98,110
  Shareholder service--Class R1
     (See Note 3)                           35,832
  Shareholder service--Class R2
     (See Note 3)                           17,894
  Shareholder service--Class R3
     (See Note 3)                            2,525
  Trustees                                  41,806
  Custodian                                 17,810
  Miscellaneous                             45,118
                                     -------------
     Total expenses before waiver       10,327,160
  Expense waiver from Manager (See
     Note 3)                              (883,232)
                                     -------------
     Net expenses                        9,443,928
                                     -------------
Net investment loss                     (1,428,823)
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (213,448,269)
Net change in unrealized
  depreciation on investments          313,222,165
                                     -------------
Net realized and unrealized gain on
  investments                           99,773,896
                                     -------------
Net increase in net assets
  resulting from operations          $  98,345,073
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $48,501.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009             2008
INCREASE IN NET ASSETS:
Operations:
 Net investment loss         $   (1,428,823)  $   (6,030,201)
 Net realized loss on
  investments and foreign
  currency transactions        (213,448,269)    (146,550,866)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   313,222,165     (579,518,985)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations                98,345,073     (732,100,052)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        948,167,188    1,621,723,549
 Cost of shares redeemed       (335,381,701)    (476,246,239)
                             -------------------------------
    Increase in net assets
     derived from capital
     share transactions         612,785,487    1,145,477,310
                             -------------------------------
    Net increase in net
     assets                     711,130,560      413,377,258

NET ASSETS:
Beginning of period           1,565,092,161    1,151,714,903
                             -------------------------------
End of period                $2,276,222,721   $1,565,092,161
                             ===============================
Accumulated net investment
 loss at end of period       $   (1,428,823)  $           --
                             ===============================






16    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           INVESTOR CLASS
                                    ---------------------------
                                                   FEBRUARY 28,
                                    SIX MONTHS        2008**
                                       ENDED          THROUGH
                                     APRIL 30,      OCTOBER 31,

                                    ---------------------------
                                       2009*           2008
Net asset value at beginning of
  period                              $  4.70         $  6.63
                                      -------         -------
Net investment loss (a)                 (0.01)          (0.03)
Net realized and unrealized gain
  (loss) on investments                  0.08           (1.90)
                                      -------         -------
Total from investment operations         0.07           (1.93)
                                      -------         -------
Less distributions:
  From net realized gain on
     investments                           --              --
                                      -------         -------
Net asset value at end of period      $  4.77         $  4.70
                                      =======         =======
Total investment return (b)              1.49%(c)      (29.11%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                   (0.55%)++       (0.73%)++
  Net expenses                           1.50% ++        1.38% ++
  Expenses (before
     waiver/reimbursement)               1.55% ++        1.39% ++
Portfolio turnover rate                    30%            115%
Net assets at end of period (in
  000's)                              $51,317         $46,762




                                                            CLASS B
                           ------------------------------------------------------------------------
                                                                              JULY 1,      APRIL 1,
                           SIX MONTHS                                         2005***       2005**
                              ENDED                                           THROUGH       THROUGH
                            APRIL 30,         YEAR ENDED OCTOBER 31,        OCTOBER 31,    JUNE 30,

                           ------------------------------------------------------------------------
                              2009*        2008       2007        2006          2005         2005
Net asset value at
  beginning of period        $  4.57     $  7.24    $   5.77    $   5.29      $   5.06     $   4.83
                             -------     -------    --------    --------      --------     --------
Net investment loss (a)        (0.03)      (0.09)      (0.08)      (0.07)        (0.03)       (0.00)++
Net realized and
  unrealized gain (loss)
  on investments                0.09       (2.58)       1.55        0.55          0.26         0.23
                             -------     -------    --------    --------      --------     --------
Total from investment
  operations                    0.06       (2.67)       1.47        0.48          0.23         0.23
                             -------     -------    --------    --------      --------     --------
Less distributions:
  From net realized gain
     on investments               --          --          --       (0.00)++         --           --
                             -------     -------    --------    --------      --------     --------
Net asset value at end of
  period                     $  4.63     $  4.57    $   7.24    $   5.77      $   5.29     $   5.06
                             =======     =======    ========    ========      ========     ========
Total investment return
  (b)                           1.31% (c) (36.88%)     25.48%       9.13%         4.55% (c)    4.76% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss          (1.28%)++   (1.34%)     (1.34%)     (1.29%)       (1.52%)++    (1.41%)++
  Net expenses                  2.25% ++    2.10%       2.11%       2.15%         2.15% ++     2.15% ++
  Expenses (before
     waiver/reimburse-
     ment)                      2.31% ++    2.12%       2.18%       2.38%         2.52% ++     4.24% ++
Portfolio turnover rate           30%        115%         74%         92%           29%          27%
Net assets at end of
  period (in 000's)          $58,426     $65,996    $132,402    $133,330      $169,703     $168,063



*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from June 30 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                            CLASS A
----------------------------------------------------------------------------------------------
                                                                JULY 1,
      SIX MONTHS                                                2005***
         ENDED                                                  THROUGH       YEAR ENDED JUNE
       APRIL 30,               YEAR ENDED OCTOBER 31,         OCTOBER 31,           30,

----------------------------------------------------------------------------------------------
         2009*              2008        2007        2006          2005         2005      2004
       $   4.70           $   7.37    $   5.84    $   5.31      $  5.06      $  4.69    $ 3.96
       --------           --------    --------    --------      -------      -------    ------
          (0.01)             (0.03)      (0.04)      (0.03)       (0.01)       (0.03)    (0.03)
           0.09              (2.64)       1.57        0.56         0.26         0.40      0.76
       --------           --------    --------    --------      -------      -------    ------
           0.08              (2.67)       1.53        0.53         0.25         0.37      0.73
       --------           --------    --------    --------      -------      -------    ------

             --                 --          --       (0.00)++        --           --        --
       --------           --------    --------    --------      -------      -------    ------
       $   4.78           $   4.70    $   7.37    $   5.84      $  5.31      $  5.06    $ 4.69
       ========           ========    ========    ========      =======      =======    ======
           1.70% (c)(d)     (36.36%)     26.20%      10.04%        4.94% (c)    7.89%    18.43%

          (0.27%)++          (0.52%)     (0.61%)     (0.53%)      (0.77%)++    (0.29%)   (0.77%)
           1.18% ++           1.23%       1.36%       1.40%        1.40% ++     1.35%     1.30%
           1.21% ++           1.26%       1.43%       1.63%        1.77% ++     3.01%     2.78%
             30%               115%         74%         92%          29%          27%       94%
       $960,107           $495,184    $374,978    $200,500      $71,859      $67,000    $4,926




                                   CLASS C
----------------------------------------------------------------------------
                                                       JULY 1,      APRIL 1,
      SIX MONTHS                                       2005***       2005**
         ENDED                                         THROUGH       THROUGH
       APRIL 30,        YEAR ENDED OCTOBER 31,       OCTOBER 31,    JUNE 30,

----------------------------------------------------------------------------
         2009*        2008       2007       2006         2005         2005
       $   4.57     $  7.23    $  5.77    $  5.29       $ 5.05       $ 4.83
       --------     -------    -------    -------       ------       ------
          (0.03)      (0.09)     (0.09)     (0.07)       (0.03)       (0.01)
           0.08       (2.57)      1.55       0.55         0.27         0.23
       --------     -------    -------    -------       ------       ------
           0.05       (2.66)      1.46       0.48         0.24         0.22
       --------     -------    -------    -------       ------       ------

             --          --         --      (0.00)++        --           --
       --------     -------    -------    -------       ------       ------
       $   4.62     $  4.57    $  7.23    $  5.77       $ 5.29       $ 5.05
       ========     =======    =======    =======       ======       ======
           1.09% (c) (36.79%)    25.30%      9.13%        4.75% (c)    4.55% (c)

          (1.31%)++   (1.41%)    (1.37%)    (1.29%)      (1.52%)++    (1.41%)++
           2.25% ++    2.11%      2.11%      2.15%        2.15% ++     2.15% ++
           2.30% ++    2.12%      2.18%      2.38%        2.52% ++     4.24% ++
             30%        115%        74%        92%          29%          27%
       $111,873     $93,249    $58,119    $18,171       $8,024       $7,190




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                 Class I
                         ---------------------------------------------------------------------------------------
                                                                                           July 1,      April 1,
                         Six months                                                        2005***       2005**
                            ended                                                          through       through
                          April 30,                Year ended October 31,                October 31,    June 30,

                         ---------------------------------------------------------------------------------------
                            2009*        2008               2007               2006          2005         2005
Net asset value at
  beginning of period     $   4.79     $   7.49           $   5.89           $   5.33      $  5.07       $  4.83
                          --------     --------           --------           --------      -------       -------
Net investment income
  (loss) (a)                  0.00++      (0.01)             (0.00)++            0.01         0.00++       (0.01)
Net realized and
  unrealized gain
  (loss) on investments       0.09        (2.69)              1.60               0.55         0.26          0.25
                          --------     --------           --------           --------      -------       -------
Total from investment
  operations                  0.09        (2.70)              1.60               0.56         0.26          0.24
                          --------     --------           --------           --------      -------       -------
Less distributions:
  From net realized
     gain on
     investments                --           --                 --              (0.00)++        --            --
                          --------     --------           --------           --------      -------       -------
Net asset value at end
  of period               $   4.88     $   4.79           $   7.49           $   5.89      $  5.33       $  5.07
                          ========     ========           ========           ========      =======       =======
Total investment return
  (b)                         1.88%(c)   (36.05%)            27.16%             10.56%        5.13%(c)      4.97% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                   0.14%++     (0.08%)            (0.01%)             0.11%        0.06%++      (0.28%)++
  Net expenses                0.80%++      0.79%              0.76%              0.75%        0.60%++       1.02% ++
  Expenses (before
     waiver/reimburse-
     ment)                    0.96%++      0.94%              0.91%              0.98%        0.97%++       3.11%++
Portfolio turnover rate         30%         115%                74%                92%          29%           27%
Net assets at end of
  period (in 000's)       $948,144     $761,458           $524,485           $259,588      $93,694       $14,349




                                                         Class R2
                         ------------------------------------------------------------------------
                                                                            July 1,      April 1,
                         Six months                                         2005***       2005**
                            ended                                           through       through
                          April 30,           Year ended October 31,      October 31,    June 30,

                         ------------------------------------------------------------------------
                            2009*            2008      2007      2006         2005         2005
Net asset value at
  beginning of period      $  4.72         $  7.40    $ 5.84    $ 5.30       $ 5.05       $ 4.83
                           -------         -------    ------    ------       ------       ------
Net investment loss (a)      (0.00)++        (0.03)    (0.02)    (0.01)       (0.01)       (0.03)
Net realized and
  unrealized gain
  (loss) on investments       0.08           (2.65)     1.58      0.55         0.26         0.25
                           -------         -------    ------    ------       ------       ------
Total from investment
  operations                  0.08           (2.68)     1.56      0.54         0.25         0.22
                           -------         -------    ------    ------       ------       ------
Less distributions:
  From net realized
     gain on
     investments                --              --        --     (0.00)++        --           --
                           -------         -------    ------    ------       ------       ------
Net asset value at end
  of period                $  4.80         $  4.72    $ 7.40    $ 5.84       $ 5.30       $ 5.05
                           =======         =======    ======    ======       ======       ======
Total investment return
  (b)                         1.69% (c)     (36.22%)   26.71%    10.25%        4.95% (c)    4.55% (c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss        (0.20%)++       (0.46%)   (0.37%)   (0.24%)      (0.51%)++    (0.63%)++
  Net expenses                1.15% ++        1.14%     1.11%     1.10%        0.95% ++     1.37% ++
  Expenses (before
     waiver/reimburse-
     ment)                    1.31% ++        1.29%     1.27%     1.33%        1.32% ++     3.46% ++
Portfolio turnover rate         30%            115%       74%       92%          29%          27%
Net assets at end of
  period (in 000's)        $44,232         $35,410    $4,154    $    9       $    2       $    2



*    Unaudited.
**   Commencement of operations.
***  The Fund changed its fiscal year end from June 30 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





20    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                CLASS R1
      --------------------------------------------------------------------------------------------
                                                                         JULY 1,          APRIL 1,
      SIX MONTHS                                                         2005***           2005**
         ENDED                                                           THROUGH           THROUGH
       APRIL 30,                YEAR ENDED OCTOBER 31,                 OCTOBER 31,        JUNE 30,

      --------------------------------------------------------------------------------------------
         2009*           2008             2007            2006             2005             2005
        $  4.76        $  7.45          $  5.87          $ 5.31           $5.06            $ 4.83
        -------        -------          -------          ------           -----            ------
           0.00++        (0.01)           (0.01)           0.00 ++         0.00 ++          (0.03)

           0.09          (2.68)            1.59            0.56            0.25              0.26
        -------        -------          -------          ------           -----            ------
           0.09          (2.69)            1.58            0.56            0.25              0.23
        -------        -------          -------          ------           -----            ------

             --             --               --           (0.00)++           --                --
        -------        -------          -------          ------           -----            ------
        $  4.85        $  4.76          $  7.45          $ 5.87           $5.31            $ 5.06
        =======        =======          =======          ======           =====            ======
           1.89%(c)     (36.11%)          26.92%          10.60%           4.94%(c)          4.76% (c)

           0.03%++       (0.16%)          (0.19%)          0.03%           0.10%++          (0.38%)++
           0.90%++        0.88%            0.85%           0.85%           0.70%++           1.12% ++
           1.06%++        1.03%            1.01%           1.08%           1.07%++           3.21% ++
             30%           115%              74%             92%             29%               27%
        $95,186        $62,344          $57,460          $3,163           $   2            $    2




                                                CLASS R3
      -------------------------------------------------------------------------------------------
                                                                                       APRIL 28,
      SIX MONTHS                                                                         2006**
         ENDED                                                                          THROUGH
       APRIL 30,                        YEAR ENDED OCTOBER 31,                        OCTOBER 31,

      -------------------------------------------------------------------------------------------
         2009*                       2008                     2007                        2006
        $ 4.69                     $  7.37                   $ 5.83                      $ 5.74
        ------                     -------                   ------                      ------
         (0.01)                      (0.05)                   (0.04)                      (0.01)

          0.08                       (2.63)                    1.58                        0.10
        ------                     -------                   ------                      ------
          0.07                       (2.68)                    1.54                        0.09
        ------                     -------                   ------                      ------

            --                          --                       --                          --
        ------                     -------                   ------                      ------
        $ 4.76                     $  4.69                   $ 7.37                      $ 5.83
        ======                     =======                   ======                      ======
          1.49% (c)(d)              (36.36%)                  26.42%                       1.57% (c)

         (0.47%)++                   (0.77%)                  (0.66%)                     (0.47%)++
          1.40% ++                    1.40%                    1.35%                       1.37% ++
          1.56% ++                    1.56%                    1.51%                       1.63% ++
            30%                        115%                      74%                         92%
        $6,936                     $ 4,689                   $  117                      $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Large Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares commenced operations on March 31, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value


22    MainStay Large Cap Growth Fund
measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net

                                                   mainstayinvestments.com    23
assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all


24    MainStay Large Cap Growth Fund
personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Winslow Capital Management, Inc. (the "Subadvisor"), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor. Effective on or about December 26, 2008, Nuveen Investments, Inc. acquired the Subadvisor. This resulted in a change of control of the Subadvisor and an automatic termination of the previous subadvisory agreement with Winslow under the Investment Company Act of 1940, as amended. At a meeting held on December 11-12, 2008, the Fund's Board of Trustees approved the continued retention of the Subadvisor as the Fund's subadvisor and approved a new subadvisory agreement. The new Fund has obtained an exemptive order from the Securities and Exchange Commission allowing New York Life Investments to retain unaffiliated subadvisors, such as the Subadvisor, for the Fund without shareholder approval.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.80% on assets up to $250 million, 0.75% on assets from $250 million up to $500 million, 0.725% on assets from $500 million up to $750 million, 0.70% on assets from $750 million up to $2 billion, 0.65% on assets from $2 billion up to $3 billion and 0.60% on assets in excess of $3 billion. Effective August 1, 2008, the Manager has also contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.75% to $500 million, 0.725% on assets from $500 million up to $750 million, 0.70% on assets from $750 million up to $2 billion, 0.65% on assets from $2 billion up to $3 billion and 0.60% on assets in excess of $3 billion.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.01% increase in the management fee. This increase was offset by a 0.01% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.18%; Class B, 2.25%; Class C, 2.25%; Class I, 0.80%; Class R1, 0.90%; Class
R2, 1.15% and Class R3, 1.40%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $6,344,915 and waived expenses in the amount of $883,232, of which $821,246 is subject to recoupment.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                           OCTOBER 31,

      2009            2010             2011             2012             TOTAL
   $928,988         $713,664        $1,329,942        $821,246        $3,793,840
----------------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the

                                                   mainstayinvestments.com    25

"Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Fund at an annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $11,735 and $41,812, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $39, $362, $50,422 and $37,183, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $1,810,357.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $  182    0.0%++
-------------------------------------------------
Class B                              1,918    0.0++
-------------------------------------------------
Class C                              2,010    0.0++
-------------------------------------------------
Class I                              2,022    0.0++
-------------------------------------------------
Class R1                             2,009    0.0++
-------------------------------------------------
Class R2                             1,989    0.0++
-------------------------------------------------
Class R3                             8,310    0.1
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $54,382.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $257,994,408 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2009              $ 53,277
       2010                 5,418
       2013                 1,157
       2016               126,102
------------------------------------

      Total              $185,954
------------------------------------






26    MainStay Large Cap Growth Fund

NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $1,145,698 and $514,544, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES          AMOUNT
Six-month period ended April 30, 2009:

Shares sold                      621,647   $   2,685,114
Shares redeemed               (1,044,155)     (4,447,042)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (422,508)     (1,761,928)
Shares converted into
  Investor Class (See Note
  1)                           1,229,798       5,040,062
Shares converted from
  Investor Class (See Note
  1)                              (6,524)        (27,787)
                             ---------------------------
Net increase                     800,766   $   3,250,347
                             ===========================
Period ended October 31, 2008 (a):
Shares sold                    3,002,468   $  20,261,840
Shares redeemed               (1,348,994)     (8,401,600)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                   1,653,474      11,860,240
Shares converted into
  Investor Class (See Note
  1)                           8,967,275      57,338,024
Shares converted from
  Investor Class (See Note
  1)                            (662,474)     (4,077,142)
                             ---------------------------
Net increase                   9,958,275   $  65,121,122
                             ===========================

(a) Investor Class shares were first offered on February
  28, 2008.

 CLASS A                          SHARES          AMOUNT
Six-month period ended April 30, 2009:

Shares sold                  134,848,412   $ 569,371,711
Shares redeemed              (39,325,600)   (167,592,849)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                  95,522,812     401,778,862
Shares converted into Class
  A (See Note 1)                 401,614       1,710,070
Shares converted from Class
  A (See Note 1)                (475,540)     (2,068,601)
                             ---------------------------
Net increase                  95,448,886   $ 401,420,331
                             ===========================
Year ended October 31,
  2008:

Shares sold                   85,405,037   $ 531,611,091
Shares redeemed              (25,924,299)   (155,561,459)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                  59,480,738     376,049,632
Shares converted into Class
  A (See Note 1)               2,654,030      17,614,744
Shares converted from Class
  A (See Note 1)              (7,543,627)    (47,971,883)
                             ---------------------------
Net increase                  54,591,141   $ 345,692,493
                             ===========================


                                                   mainstayinvestments.com    27

 CLASS A                          SHARES          AMOUNT
 CLASS B                          SHARES          AMOUNT
Six-month period ended April 30, 2009:

Shares sold                    1,046,437   $   4,392,027
Shares redeemed               (1,672,050)     (6,908,009)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (625,613)     (2,515,982)
Shares converted from Class
  B (See Note 1)              (1,181,882)     (4,653,744)
                             ---------------------------
Net decrease                  (1,807,495)  $  (7,169,726)
                             ===========================
Year ended October 31,
  2008:

Shares sold                    3,326,519   $  21,444,506
Shares redeemed               (3,683,623)    (22,965,912)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (357,104)     (1,521,406)
Shares converted from Class
  B (See Note 1)              (3,492,442)    (22,903,743)
                             ---------------------------
Net decrease                  (3,849,546)  $ (24,425,149)
                             ===========================


 CLASS C                          SHARES          AMOUNT
Six-month period ended April 30, 2009:

Shares sold                    7,428,678   $  31,192,549
Shares redeemed               (3,640,236)    (14,958,406)
                             ---------------------------
Net increase                   3,788,442   $  16,234,143
                             ===========================

Year ended October 31,
  2008:
Shares sold                   14,881,921   $  94,422,906
Shares redeemed               (2,498,353)    (14,634,277)
                             ---------------------------
Net increase                  12,383,568   $  79,788,629
                             ===========================


 CLASS I                          SHARES          AMOUNT
Six-month period ended April 30, 2009:

Shares sold                   62,861,281   $ 280,910,018
Shares redeemed              (27,637,144)   (119,894,800)
                             ---------------------------
Net increase                  35,224,137   $ 161,015,218
                             ===========================
Year ended October 31,
  2008:

Shares sold                  126,761,613   $ 835,684,808
Shares redeemed              (37,786,596)   (246,885,115)
                             ---------------------------
Net increase                  88,975,017   $ 588,799,693
                             ===========================


 CLASS R1                         SHARES          AMOUNT
Six-month period ended April 30, 2009:

Shares sold                    9,977,390   $  43,678,845
Shares redeemed               (3,444,937)    (15,277,745)
                             ---------------------------
Net increase                   6,532,453   $  28,401,100
                             ===========================
Year ended October 31,
  2008:

Shares sold                    8,358,789   $  56,203,766
Shares redeemed               (2,977,005)    (19,379,358)
                             ---------------------------
Net increase                   5,381,784   $  36,824,408
                             ===========================


 CLASS R2                         SHARES          AMOUNT
Six-month period ended April 30, 2009:

Shares sold                    2,886,477   $  12,736,820
Shares redeemed               (1,178,811)     (5,087,119)
                             ---------------------------
Net increase                   1,707,666   $   7,649,701
                             ===========================
Year ended October 31,
  2008:

Shares sold                    8,173,216   $  55,268,071
Shares redeemed               (1,231,106)     (7,803,703)
                             ---------------------------
Net increase                   6,942,110   $  47,464,368
                             ===========================


 CLASS R3                         SHARES          AMOUNT
Six-month period ended April 30, 2009:

Shares sold                      732,576   $   3,200,104
Shares redeemed                 (277,246)     (1,215,731)
                             ---------------------------
Net increase                     455,330   $   1,984,373
                             ===========================
Year ended October 31,
  2008:

Shares sold                    1,082,715   $   6,826,561
Shares redeemed                  (98,234)       (614,815)
                             ---------------------------
Net increase                     984,481   $   6,211,746
                             ===========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.





28    MainStay Large Cap Growth Fund

BOARD CONSIDERATION AND APPROVAL OF NEW SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of trustees, including a majority of trustees who are not "interested persons" of the fund, as defined in the 1940 Act (the "Independent Trustees"), review and approve the fund's investment advisory agreements. At its meeting on December 11-12, 2008, the Board of Trustees of The MainStay Funds (the "Board" of the "Trust"), including the Trust's Independent Trustees, unanimously approved a new subadvisory agreement (the "Agreement") between New York Life Investment Management LLC ("New York Life Investments"), manager of the Trust, and Winslow Capital Management, Inc. ("Winslow") with respect to the MainStay Large Cap Growth Fund (the "Fund"). The Board was asked to approve the Agreement in connection with the acquisition of Winslow by Nuveen Investments, Inc. ("Nuveen"), which resulted in a "change in control" of Winslow and, accordingly, the termination of the previous subadvisory agreement between New York Life Investments and Winslow with respect to the Fund.

In reaching its decision to approve the Agreement, the Board considered a variety of information furnished to the Board by New York Life Investments and Winslow. The Board also requested and received responses from Winslow to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board considered its historical experience with Winslow's capabilities and resources, and its evaluation of Winslow in connection with previous contract review processes, including the contract review process that culminated with approval of the previous subadvisory agreement between New York Life Investments and Winslow, on behalf of the Fund, at a meeting in June 2008 (the "Prior Contract Review Processes").

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Winslow; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided by Winslow; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of Winslow. The Board also considered that shareholders of the Fund approved the ability of New York Life Investments to act as a "manager of managers," which allows the Agreement to be implemented without shareholder approval. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY WINSLOW

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that Winslow historically had provided to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged Winslow's historical service to the Fund, and took note of the experience of Winslow's portfolio managers, the number of accounts managed by the portfolio managers and Winslow's method for compensating portfolio managers. The Board also considered the experience of senior personnel at Winslow, and Winslow's plans for retaining key personnel in connection with Winslow's acquisition by Nuveen. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of Winslow's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating investment performance, the Board took note of the Fund's historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, with consideration for the Fund's investment objectives, strategies and risks, as disclosed in the Fund's prospectus. The Board considered information about the Fund's investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers. The Board also considered the strength of Winslow's resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the retention of Winslow as subadviser to the Fund is likely to benefit the Fund's long-term investment performance.

COSTS OF THE SERVICES PROVIDED BY WINSLOW

The Board considered the costs of the services to be provided by Winslow under the Agreement, taking into account information provided to the Board in connection with the Prior Contract Review Processes. The Board noted that Winslow historically has not provided the Board with information about its profitability in connection with its relationship with the Fund. However, the Board considered

                                                   mainstayinvestments.com    29
past representations from Winslow and New York Life Investments that the subadvisory fee paid by New York Life Investments to Winslow was the result of arm's-length negotiations. In addition, because Winslow's subadvisory fee is paid by New York Life Investments, and not the Fund, the Board historically has focused primarily on the profitability of the Fund to New York Life Investments and its affiliates.

In evaluating the costs of the services provided by Winslow in connection with the Prior Contract Review Processes, the Board considered, among other things, Winslow's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that Winslow must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Winslow's ability to maintain a strong financial position is important in order for Winslow to provide high-quality ongoing services to the Fund and its investors.

The Board also considered certain fall-out benefits that may be realized by Winslow due to its relationship with the Fund. The Board recognized, for example, the benefits to Winslow from legally permitted "soft-dollar" arrangements by which brokers may provide research and other services to Winslow in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

As part of the Prior Contract Review Processes, the Board requested and received information from Winslow and New York Life Investments concerning other business relationships between Winslow and its affiliates, on the one hand, and New York Life Investments and its affiliates, on the other. The Board requested and received assurances that these other business relationships did not impact New York Life Investments' recommendation for Winslow to serve as the Fund's subadvisor, and that neither New York Life Investments nor its affiliates is expected to benefit in its other business relationships due to Winslow's continued engagement as the Fund's subadvisor.

The Board also considered that Winslow and New York Life Investments had agreed to enter into a separate agreement, unrelated to each party's obligations under the Agreement, pursuant to which New York Life Investments has agreed to pay Winslow an additional fee of three basis points on the combined assets of the Fund and the MainStay VP Large Cap Growth Portfolio that exceed $2.5 billion. The Board noted that any payment to Winslow under this separate agreement would not be considered in connection with the Board's future assessments of the Fund's management fees.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by Winslow due to its relationship with the Fund will be the result of arm's-length negotiations between New York Life Investments and Winslow, and are based on subadvisory fees paid to Winslow by New York Life Investments, not the Fund.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with the Fund's investors. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board took note of the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. The Board also observed that New York Life Investments historically has subsidized a portion of the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's fee schedule and expense structure appropriately reflect economies of scale for the benefit of the Fund's investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with New York Life Investments and the Agreement, and the Fund's total ordinary operating expenses. The Board considered that the fees to be paid to Winslow under the Agreement are paid by New York Life Investments, not the Fund, and will result in no increase in the Fund's expenses. The Board considered information concerning the fees and expense ratios charged by similar mutual funds managed by other investment advisers.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years and observed that New York Life Investments has subsidized the total ordinary operating expenses of the Fund's share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees to be paid under the Agreement are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously approved the Agreement.



30    MainStay Large Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




                                                   mainstayinvestments.com    31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A015947         (RECYCLE LOGO)            MS140-09           MSLG10-06/09
                                                                          31

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MAP FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MAP FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   13
---------------------------------------------

FINANCIAL STATEMENTS                       19
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              26
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        34
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       34

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (6/9/99)
-----------------------------------------------------------------
With sales charges         -11.58%   -39.02%   -2.17%      2.63%
Excluding sales charges     -6.43    -35.47    -1.05       3.22




(PERFORMANCE GRAPH)                                         (With sales charges)


                            MAINSTAY MAP    RUSSELL 3000    S&P 500
                                FUND            INDEX        INDEX
                            ------------    ------------    -------
6/9/99                           9450           10000        10000
                                10932           11287        11013
                                12146            9825         9584
                                11864            8770         8374
                                10089            7543         7260
                                13634            9438         8920
                                14828           10096         9486
                                18218           11922        10948
                                20663           13648        12616
                                20040           12944        12026
4/30/09                         12931            8486         7871






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (6/9/99)
-----------------------------------------------------------------
With sales charges         -11.44%   -38.89%   -2.13%      2.65%
Excluding sales charges     -6.28    -35.33    -1.02       3.23




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY MAP    RUSSELL 3000    S&P 500
                                FUND            INDEX        INDEX
                            ------------    ------------    -------
6/9/99                          23625           25000        25000
                                27331           28218        27532
                                30366           24562        23961
                                29660           21926        20935
                                25221           18858        18149
                                34084           23594        22301
                                37069           25240        23715
                                45546           29804        27371
                                51658           34119        31541
                                50070           32361        30066
4/30/09                         32379           21216        19678






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (6/9/99)
-----------------------------------------------------------------
With sales charges         -11.40%   -39.15%   -2.09%      2.45%
Excluding sales charges     -6.75    -35.95    -1.80       2.45




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY MAP    RUSSELL 3000    S&P 500
                                FUND            INDEX        INDEX
                            ------------    ------------    -------
6/9/99                          10000           10000        10000
                                11502           11287        11013
                                12681            9825         9584
                                12291            8770         8374
                                10372            7543         7260
                                13917            9438         8920
                                15020           10096         9486
                                18320           11922        10948
                                20628           13648        12616
                                19841           12944        12026
4/30/09                         12708            8486         7871





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are sub-ject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are

THE FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                          SINCE
AVERAGE ANNUAL               SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS              MONTHS     YEAR     YEARS     (6/9/99)
-----------------------------------------------------------------
With sales charges          -7.72%   -36.59%   -1.80%      2.45%
Excluding sales charges     -6.79    -35.95    -1.80       2.45




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                    MAINSTAY MAP    RUSSELL 3000    S&P 500
                                        FUND            INDEX        INDEX
                                    ------------    ------------    -------
6/9/99                                  10000           10000        10000
                                        11502           11287        11013
                                        12681            9825         9584
                                        12291            8770         8374
                                        10372            7543         7260
                                        13917            9438         8920
                                        15020           10096         9486
                                        18320           11922        10948
                                        20628           13648        12616
                                        19841           12944        12026
4/30/09                                 12708            8486         7871






CLASS I SHARES(3)--MAXIMUM 4.75% INITIAL SALES CHARGE THROUGH 6/8/99
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       FIVE        TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS       YEARS
-------------------------------------------------------------------
With sales charges          -6.19%   -35.17%   -0.68%       3.25%
Excluding sales charges     -6.19%   -35.17%   -0.68%       3.76%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY MAP    RUSSELL 3000    S&P 500
                                FUND            INDEX        INDEX
                            ------------    ------------    -------
6/9/99                           9525           10000        10000
                                11312           11287        11013
                                12596            9825         9584
                                12336            8770         8374
                                10519            7543         7260
                                14254            9438         8920
                                15563           10096         9486
                                19205           11922        10948
                                21846           13648        12616
                                21244           12944        12026
4/30/09                         13773            8420         7779






CLASS R1 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                              SINCE
AVERAGE ANNUAL                   SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS                  MONTHS     YEAR     YEARS     (6/9/99)
---------------------------------------------------------------------
                                -6.30%   -35.28%   -0.81%      3.42%




(PERFORMANCE GRAPH)

                            MAINSTAY MAP    RUSSELL 3000    S&P 500
                                FUND            INDEX        INDEX
                            ------------    ------------    -------
6/9/99                          10000           10000        10000
                                11584           11287        11013
                                12892            9825         9584
                                12612            8770         8374
                                10741            7543         7260
                                14537            9438         8920
                                15847           10096         9486
                                19535           11922        10948
                                22199           13648        12616
                                21564           12944        12026
4/30/09                         13957            8486         7871





   sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. On June 9, 1999, MAP-Equity Fund was reorganized as MainStay MAP Fund Class I shares.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on June 9, 1999, include the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) through June 8, 1999. Unadjusted, the performance shown for Class I shares might have been lower.
4. Performance figures for Class R1 and R2 shares, each of which was first offered to the public on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R1 and R2 shares might have been lower.
THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay MAP Fund

CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL      SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS     MONTHS     YEAR     YEARS     (6/9/99)
--------------------------------------------------------
                   -6.39%   -35.43%   -1.03%      3.18%




(PERFORMANCE GRAPH)

                                    MAINSTAY MAP    RUSSELL 3000    S&P 500
                                        FUND            INDEX        INDEX
                                    ------------    ------------    -------
6/9/99                                  10000           10000        10000
                                        11560           11287        11013
                                        12829            9825         9584
                                        12519            8770         8374
                                        10635            7543         7260
                                        14355            9438         8920
                                        15608           10096         9486
                                        19194           11922        10948
                                        21764           13648        12616
                                        21110           12944        12026
4/30/09                                 13631            8420         7779






CLASS R3 SHARES(5)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                 SINCE
AVERAGE ANNUAL      SIX       ONE      FIVE    INCEPTION
TOTAL RETURNS     MONTHS     YEAR     YEARS     (6/9/99)
--------------------------------------------------------
                   -6.48%   -35.57%   -1.33%      2.89%




(PERFORMANCE GRAPH)

                            MAINSTAY MAP    RUSSELL 3000    S&P 500
                                FUND            INDEX        INDEX
                            ------------    ------------    -------
6/9/99                          10000           10000        10000
                                11532           11287        11013
                                12768            9825         9584
                                12428            8770         8374
                                10531            7543         7260
                                14182            9438         8920
                                15370           10096         9486
                                18819           11922        10948
                                21287           13648        12616
                                20588           12944        12026
4/30/09                         13265            8420         7779






 BENCHMARK PERFORMANCE                     SIX       ONE      FIVE      SINCE
                                         MONTHS     YEAR     YEARS    INCEPTION
-------------------------------------------------------------------------------
Russell 3000(R) Index(6)                  -7.46%   -34.95%   -2.26%     -1.65%
S&P 500(R) Index(7)                       -8.53    -35.31    -2.70      -2.39
Average Lipper large-cap core fund(8)     -7.14    -34.43    -2.82      -2.06




5. Performance figures for Class R3 shares, which were first offered to the public on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
6. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. The Russell 3000(R) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MAP FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)


INVESTOR CLASS SHARES          $1,000.00        $935.70         $ 6.96         $1,017.60         $ 7.25
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $937.20         $ 5.72         $1,018.90         $ 5.96
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $932.50         $10.54         $1,013.90         $10.99
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $932.10         $10.54         $1,013.90         $10.99
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $938.10         $ 4.71         $1,019.90         $ 4.91
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $937.00         $ 5.19         $1,019.40         $ 5.41
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $936.10         $ 6.38         $1,018.20         $ 6.66
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00        $935.20         $ 7.58         $1,017.00         $ 7.90
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.45% for Investor Class, 1.19% for Class A, 2.20% for Class B and Class C, 0.98% for Class I, 1.08% for Class R1, 1.33% for Class R2 and 1.58% for Class
   R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.




8    MainStay MAP Fund

INDUSTRY COMPOSITION AS OF APRIL 30, 2009




Oil, Gas & Consumable Fuels            9.4%
Pharmaceuticals                        7.1
Aerospace & Defense                    5.1
Insurance                              5.1
Chemicals                              4.0
Computers & Peripherals                4.0
Beverages                              3.8
Capital Markets                        3.8
Media                                  3.4
Food & Staples Retailing               3.2
Health Care Equipment & Supplies       3.2
Semiconductors & Semiconductor
  Equipment                            3.2
Diversified Financial Services         3.1
Specialty Retail                       3.1
Software                               3.0
Commercial Banks                       2.8
Communications Equipment               2.4
Energy Equipment & Services            2.2
Road & Rail                            2.1
Internet Software & Services           2.0
Electric Utilities                     1.9
Industrial Conglomerates               1.9
Multiline Retail                       1.5
Automobiles                            1.2
Consumer Finance                       1.1
Metals & Mining                        1.1
Biotechnology                          1.0
Hotels, Restaurants & Leisure          1.0
Diversified Telecommunication
  Services                             0.9
Health Care Providers & Services       0.9
Multi-Utilities                        0.9
Real Estate Investment Trusts          0.7
Electronic Equipment & Instruments     0.6
Household Products                     0.6
Machinery                              0.6
Auto Components                        0.5
Commercial Services & Supplies         0.5
Construction & Engineering             0.5
Trading Companies & Distributors       0.5
Airlines                               0.4
Diversified Consumer Services          0.4
Independent Power Producers &
  Energy Traders                       0.4
Wireless Telecommunication Services    0.4
Air Freight & Logistics                0.3
Food Products                          0.3
Real Estate Management &
  Development                          0.3
Electrical Equipment                   0.2
Gas Utilities                          0.2
IT Services                            0.2
Internet & Catalog Retail              0.2
Paper & Forest Products                0.2
Marine                                 0.1
Household Durables                     0.0++
Office Electronics                     0.0++
Professional Services                  0.0++
Thrifts & Mortgage Finance             0.0++
Short-Term Investment                  2.3
Cash and Other Assets, Less
  Liabilities                          0.2
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments on page 13 for specific holdings within these categories.

++ Less than one-tenth of a percent.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  E.I. du Pont de Nemours & Co.
    2.  JPMorgan Chase & Co.
    3.  Microsoft Corp.
    4.  CVS Caremark Corp.
    5.  Schering-Plough Corp.
    6.  Wyeth
    7.  Coca-Cola Co. (The)
    8.  Lowe's Cos., Inc.
    9.  Marathon Oil Corp.
   10.  PepsiCo, Inc.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS MICHAEL J. MULLARKEY, ROGER LOB AND CHRISTOPHER MULLARKEY OF FUND SUBADVISOR MARKSTON INTERNATIONAL LLC AND BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF FUND SUBADVISOR INSTITUTIONAL CAPITAL LLC (ICAP).

HOW DID MAINSTAY MAP FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay MAP Fund returned -6.43% for Investor Class shares, -6.28% for Class A shares, -6.75% for Class B shares and -6.79% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned -6.19%, Class R1 shares returned -6.30%, Class R2 shares returned -6.39% and Class R3 shares returned -6.48%. All share classes outperformed the -7.14% return of the average Lipper(1) large-cap core fund and the -7.46% return of the Russell 3000(R) Index(2) for the six months ended April 30, 2009. The Russell 3000(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, our portion of the Fund performed roughly in line with the Russell 3000(R) Index. We viewed the extreme volatility during the reporting period as an opportunity to reduce our cash exposure, increase exposure to the financials sector and initiate several new positions.

ICAP:
Our portion of the Fund that invests in U.S. stocks outperformed the S&P 500(R) Index(3) during the reporting period. Favorable stock selection in the health care, energy and consumer staples sectors more than offset unfavorable positions in the financials and consumer discretionary sectors.

In the portion of the Fund that invests in global stocks, positions in the information technology and energy sectors contributed positively to Fund performance on an absolute basis. Positions in the financials sector detracted from the Fund's absolute performance.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS MADE THE STRONGEST CONTRIBUTIONS TO PERFORMANCE IN YOUR PORTION OF THE FUND AND WHICH MARKET SEGMENTS WERE THE GREATEST DETRACTORS?

Markston International:
In our portion of the Fund, the strongest sectors on an absolute basis were telecommunications services, information technology and consumer discretionary. The weakest-performing sectors on an absolute basis were financials, utilities and industrials.

ICAP:
Relative to the S&P 500(R) Index, health care, energy and consumer staples were the best-performing sectors in our domestic equity portion of the Fund. Financials, consumer discretionary and information technology were our worst-performing domestic equity sectors relative to the S&P 500(R) Index.

In the global equity portion of the Fund, information technology, energy and consumer discretionary were the best-performing sectors on an absolute basis. The worst-performing sectors on an absolute basis were financials, health care and utilities.



----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the subadvisor believes is their full value or they may even go down in value. Issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest and/or principal payments on its convertible securities, these securities may become worthless and the Fund could lose its entire investment. Investments in foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 7 for more information on the Russell 3000(R) Index.
3. See footnote on page 7 for more information on the S&P 500(R) Index. The S&P 500(R) Index is a secondary benchmark of the Fund.


10    MainStay MAP Fund

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO ABSOLUTE PERFORMANCE IN YOUR PORTION OF THE FUND AND WHICH STOCKS DETRACTED?

Markston International:
Strong contributors in our portion of the Fund included computer and electronic device manufacturer Apple, Internet infrastructure services company VeriSign and best-in-class drug-store chain Walgreens. Each company's shares had sold off prior to the beginning of the reporting period, but we believed that each offered compelling value relative to the rest of the market. Stocks that detracted from performance included General Electric, Wells Fargo and real estate investment trust UDR. In each case, the underperformance was directly related to the financial crisis.

ICAP:
During the reporting period, the strongest contributors to both our domestic equity and global equity portions of the Fund were health care companies Wyeth and Schering-Plough. Shares of both rose on merger news during the reporting period.

In our domestic equity portion, information technology company Qualcomm was also a strong contributor. We added Qualcomm to the Fund during the reporting period and later sold the position when it reached our price target.

In our global equity portion, insurance company Allianz SE was a strong performer. We believed that Allianz should emerge from the current economic crisis stronger than many of its competitors because the company has a solid balance sheet, good liquidity and strong risk management.

The holdings that detracted the most from absolute performance in our domestic and global equity portions of the Fund were Capital One Financial and Bank of America, both of which were eliminated from our portion of the Fund during the reporting period. News Corp., which suffered from soft advertising sales in a weak economic environment, was also eliminated from our domestic and global equity holdings during the reporting period.

DID YOU MAKE ANY SIGNIFICANT PURCHASES OR SALES IN YOUR PORTION OF THE FUND DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, we added to the Fund's position in Lowe's as we believed the increase in foreclosures would help drive sales at this home-improvement chain. In addition, we initiated a position in software company Adobe Systems when we felt its share price was extremely attractive relative to its growth profile. We sold our position in biotechnology company Amgen, as the company continues to struggle with new growth avenues. We eliminated our position in biotechnology firm Genentech as a result of a corporate tender offer.

ICAP:
In our domestic equity and global equity portions of the Fund, we initiated a position in Intel, the largest semiconductor manufacturer in the world. We believed the company might benefit significantly from its substantial research and development investments.

In our domestic equity portion, we added Wells Fargo, one of the largest and most successful retail banking franchises in the United States, as we believed that it was in a strong position to weather the economic crisis and that it was likely to emerge with much higher earnings power because of the Wachovia acquisition.

In our global equity portion, we added Nokia, the world's largest supplier of mobile phones. We believed that the company has an opportunity to regain market share with its scale and ability to deliver smart phones across different price points, something that its peers may find difficult to achieve.

We eliminated Bank of America from both our domestic equity and global equity portions of the Fund, as the company's credit losses were higher than we expected. Capital One Financial was also sold during the reporting period. And in our global equity portion, we sold the Fund's position in wireless telecommunication services provider NTT DoCoMo after the stock reached our price target.

HOW DID THE SECTOR WEIGHTINGS IN YOUR PORTION OF THE FUND CHANGE DURING THE REPORTING PERIOD?

Markston International:
In our portion of the Fund, we reduced our cash exposure and added to our financials and information technology allocations during the reporting period. Our financials position is overweight relative to the Russell 3000(R) Index. Over the same period, we slightly lowered our health care exposure.

As of April 30, 2009, our portion of the Fund was overweight in financials and slightly overweight in industrials. As of the same date, our portion of the Fund was underweight relative to the Russell 3000(R) Index in consumer staples and information technology. The overweight in financials helped performance, because we added to positions prior to the strong rebound in the sector. While we were underweight in information technology, we reduced this underweighting relative to the Russell 3000(R) Index during the reporting period.


                                                   mainstayinvestments.com    11

ICAP:
Relative to the S&P 500(R) Index, the domestic equity sector weightings were increased most significantly in industrials, energy and materials. The relative weightings were decreased most significantly in financials, telecommunication services and health care.

As of April 30, 2009, the largest sector overweight positions relative to the S&P 500(R) Index in the domestic equity portion of the Fund were in materials and consumer discretionary, because we believed that market conditions were beginning to favor an economic recovery. The most significant underweight positions were in utilities and telecommunication services, where we have no exposure.

In the global stock portion of the Fund, sector allocations were increased most significantly in information technology and industrials. Sector allocations were decreased most significantly in health care and consumer staples.





----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


12    MainStay MAP Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                                       SHARES            VALUE
COMMON STOCKS 97.1%+
------------------------------------------------------------------------------

AEROSPACE & DEFENSE 5.1%
BAE Systems PLC                                       208,700   $    1,097,811
Boeing Co. (The)                                      191,400        7,665,570
GenCorp, Inc. (a)                                     137,400          329,760
Hexcel Corp. (a)                                       52,032          498,987
Honeywell International, Inc.                         509,800       15,910,858
Lockheed Martin Corp.                                 198,400       15,580,352
Northrop Grumman Corp.                                169,728        8,206,349
Orbital Sciences Corp. (a)                            142,500        2,203,050
Raytheon Co.                                           68,400        3,093,732
                                                                --------------
                                                                    54,586,469
                                                                --------------

AIR FREIGHT & LOGISTICS 0.3%
TNT N.V.                                              167,280        3,081,535
                                                                --------------


AIRLINES 0.4%
Singapore Airlines, Ltd.                              296,900        2,136,609
Southwest Airlines Co.                                349,100        2,436,718
                                                                --------------
                                                                     4,573,327
                                                                --------------

AUTO COMPONENTS 0.5%
Goodyear Tire & Rubber Co. (The) (a)                   95,650        1,051,194
Johnson Controls, Inc.                                239,650        4,555,746
                                                                --------------
                                                                     5,606,940
                                                                --------------

AUTOMOBILES 1.2%
Daimler A.G.                                           96,200        3,428,429
Toyota Motor Corp., Sponsored ADR (b)                 116,400        9,214,224
                                                                --------------
                                                                    12,642,653
                                                                --------------

BEVERAGES 3.8%
V  Coca-Cola Co. (The)                                455,500       19,609,275
V  PepsiCo, Inc.                                      370,091       18,415,728
Pernod-Ricard                                          37,550        2,214,524
                                                                --------------
                                                                    40,239,527
                                                                --------------

BIOTECHNOLOGY 1.0%
Alkermes, Inc. (a)                                     93,580          715,887
Celgene Corp. (a)                                     103,692        4,429,722
Genzyme Corp. (a)                                      81,221        4,331,516
Gilead Sciences, Inc. (a)                              20,000          916,000
                                                                --------------
                                                                    10,393,125
                                                                --------------

CAPITAL MARKETS 3.8%
Ameriprise Financial, Inc.                            179,166        4,721,024
Bank of New York Mellon Corp. (The)                   499,425       12,725,349
Credit Suisse Group A.G.,
  Sponsored ADR (b)                                   199,300        7,629,204
Goldman Sachs Group, Inc. (The)                        44,199        5,679,571
Jefferies Group, Inc.                                 207,838        4,067,390
Legg Mason, Inc.                                       22,210          445,755
State Street Corp.                                    126,698        4,324,203
Virtus Investment Partners, Inc. (a)                    2,295           26,048
Waddell & Reed Financial, Inc. Class A                 48,100        1,077,921
                                                                --------------
                                                                    40,696,465
                                                                --------------

CHEMICALS 4.0%
Akzo Nobel N.V.                                       109,300        4,590,727
CF Industries Holdings, Inc.                           17,200        1,239,260
V  E.I. du Pont de Nemours & Co.                    1,064,350       29,695,365
Monsanto Co.                                           68,414        5,807,664
Mosaic Co. (The)                                       24,140          976,463
                                                                --------------
                                                                    42,309,479
                                                                --------------

COMMERCIAL BANKS 2.8%
Banco Santander S.A.                                  707,425        6,678,495
Popular, Inc.                                         420,671        1,203,119
U.S. Bancorp                                          382,400        6,967,328
Wells Fargo & Co.                                     774,124       15,490,221
                                                                --------------
                                                                    30,339,163
                                                                --------------

COMMERCIAL SERVICES & SUPPLIES 0.4%
Covanta Holding Corp. (a)                             251,153        3,543,769
Waste Management, Inc.                                 48,600        1,296,162
                                                                --------------
                                                                     4,839,931
                                                                --------------

COMMUNICATIONS EQUIPMENT 2.4%
Cisco Systems, Inc. (a)                               892,750       17,247,930
Corning, Inc.                                         113,600        1,660,832
Finisar Corp. (a)                                     343,489          226,703
Harris Stratex Networks, Inc. Class A (a)               6,102           24,530
LiveWire Mobile, Inc. (a)                             157,228           23,584
Motorola, Inc.                                         10,100           55,853
Nokia OYJ, Sponsored ADR (b)                          452,600        6,399,764
                                                                --------------
                                                                    25,639,196
                                                                --------------

COMPUTERS & PERIPHERALS 4.0%
Apple, Inc. (a)                                       142,625       17,946,504
Dell, Inc. (a)                                        249,500        2,899,190
Hewlett-Packard Co.                                   483,100       17,381,938
SanDisk Corp. (a)                                     200,442        3,150,948
Sun Microsystems, Inc. (a)                            160,652        1,471,572
                                                                --------------
                                                                    42,850,152
                                                                --------------

CONSTRUCTION & ENGINEERING 0.5%
Chicago Bridge & Iron Co. N.V.                         42,000          449,400
China Communications Construction
  Co., Ltd. Class H                                 1,047,000        1,245,872
Jacobs Engineering Group, Inc. (a)                     87,950        3,345,618
                                                                --------------
                                                                     5,040,890
                                                                --------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
CONSUMER FINANCE 1.1%
American Express Co.                                  362,800   $    9,149,816
Discover Financial Services                           308,330        2,506,723
Rewards Network, Inc. (a)                              10,186           37,994
                                                                --------------
                                                                    11,694,533
                                                                --------------

DIVERSIFIED CONSUMER SERVICES 0.4%
Coinstar, Inc. (a)                                    112,620        4,008,146
                                                                --------------


DIVERSIFIED FINANCIAL SERVICES 3.1%
Bank of America Corp.                                  85,264          761,408
Citigroup, Inc.                                       236,200          720,410
CME Group, Inc.                                        16,600        3,674,410
V  JPMorgan Chase & Co.                               786,100       25,941,300
Leucadia National Corp. (a)                           118,200        2,509,386
                                                                --------------
                                                                    33,606,914
                                                                --------------


DIVERSIFIED TELECOMMUNICATION SERVICES 0.9%
AT&T, Inc.                                            312,800        8,013,936
Cincinnati Bell, Inc. (a)                             178,750          498,712
Verizon Communications, Inc.                           22,700          688,718
                                                                --------------
                                                                     9,201,366
                                                                --------------

ELECTRIC UTILITIES 1.9%
American Electric Power Co., Inc.                      46,365        1,223,109
Duke Energy Corp.                                     990,200       13,674,662
Energias de Portugal S.A.                           1,133,000        4,133,311
Westar Energy, Inc.                                    75,000        1,314,750
                                                                --------------
                                                                    20,345,832
                                                                --------------

ELECTRICAL EQUIPMENT 0.2%
Rockwell Automation, Inc.                              67,800        2,141,802
                                                                --------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 0.6%
Anixter International, Inc. (a)                        14,200          564,876
Murata Manufacturing Co., Ltd.                         48,600        1,949,912
Sanmina-SCI Corp. (a)                                 384,039          215,062
Tyco Electronics, Ltd.                                193,689        3,377,936
                                                                --------------
                                                                     6,107,786
                                                                --------------

ENERGY EQUIPMENT & SERVICES 2.2%
Baker Hughes, Inc.                                    383,250       13,636,035
BJ Services Co.                                       182,872        2,540,092
Exterran Holdings, Inc. (a)                            33,000          681,450
Hercules Offshore, Inc. (a)                           182,362          583,558
Key Energy Services, Inc. (a)                         243,905        1,070,743
Newpark Resources, Inc. (a)                            41,620          116,536
Parker Drilling Co. (a)                                68,200          188,232
Saipem S.p.A.                                         135,200        2,907,197
Schlumberger, Ltd.                                     33,600        1,646,064
Tidewater, Inc.                                        12,700          549,275
                                                                --------------
                                                                    23,919,182
                                                                --------------

FOOD & STAPLES RETAILING 3.2%
V  CVS Caremark Corp.                                 728,076       23,138,255
Wal-Mart Stores, Inc.                                 133,120        6,709,248
Walgreen Co.                                          130,050        4,087,472
                                                                --------------
                                                                    33,934,975
                                                                --------------

FOOD PRODUCTS 0.3%
Archer-Daniels-Midland Co.                             39,263          966,655
Bunge, Ltd.                                            47,690        2,289,597
Kraft Foods, Inc. Class A                              10,800          252,720
                                                                --------------
                                                                     3,508,972
                                                                --------------

GAS UTILITIES 0.2%
National Fuel Gas Co.                                  32,500        1,063,075
Nicor, Inc.                                            31,850        1,023,659
                                                                --------------
                                                                     2,086,734
                                                                --------------

HEALTH CARE EQUIPMENT & SUPPLIES 3.2%
ArthroCare Corp. (a)                                   12,210           98,291
Baxter International, Inc.                             64,750        3,140,375
Boston Scientific Corp. (a)                           163,750        1,377,137
Covidien, Ltd.                                        385,119       12,701,225
Gen-Probe, Inc. (a)                                    26,468        1,274,699
Hospira, Inc. (a)                                     103,750        3,410,262
Medtronic, Inc.                                       365,761       11,704,352
SurModics, Inc. (a)                                     2,514           54,554
                                                                --------------
                                                                    33,760,895
                                                                --------------

HEALTH CARE PROVIDERS & SERVICES 0.9%
Aetna, Inc.                                           329,020        7,241,730
Cardinal Health, Inc.                                  58,170        1,965,564
Humana, Inc. (a)                                        7,100          204,338
SunLink Health Systems, Inc. (a)                       50,068           80,610
Universal Health Services, Inc. Class B                 3,000          151,200
                                                                --------------
                                                                     9,643,442
                                                                --------------

HOTELS, RESTAURANTS & LEISURE 1.0%
InterContinental Hotels Group
  PLC, ADR (b)                                        336,383        3,185,547
Marriott International, Inc. Class A                   26,764          630,560
McDonald's Corp.                                      119,480        6,367,089
Starwood Hotels & Resorts Worldwide, Inc.              43,000          896,980
                                                                --------------
                                                                    11,080,176
                                                                --------------

HOUSEHOLD DURABLES 0.0%++
Newell Rubbermaid, Inc.                                 9,500           99,275
                                                                --------------


HOUSEHOLD PRODUCTS 0.6%
Colgate-Palmolive Co.                                  28,100        1,657,900




14    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS (CONTINUED)
Procter & Gamble Co. (The)                             91,500   $    4,523,760
                                                                --------------
                                                                     6,181,660
                                                                --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.4%
AES Corp. (The) (a)                                   402,000        2,842,140
Dynegy, Inc. Class A (a)                              338,000          601,640
Mirant Corp. (a)                                       29,700          378,081
                                                                --------------
                                                                     3,821,861
                                                                --------------

INDUSTRIAL CONGLOMERATES 1.9%
3M Co.                                                 39,590        2,280,384
General Electric Co.                                  561,150        7,098,547
Hutchison Whampoa, Ltd.                               603,600        3,528,088
Siemens A.G.                                           54,650        3,668,305
Tyco International, Ltd.                              162,789        3,867,867
                                                                --------------
                                                                    20,443,191
                                                                --------------

INSURANCE 5.1%
ACE, Ltd.                                             257,500       11,927,400
Allianz SE                                             55,450        5,087,643
Allstate Corp. (The)                                  180,100        4,201,733
Aon Corp.                                              90,140        3,803,908
Chubb Corp. (The)                                      47,100        1,834,545
HCC Insurance Holdings, Inc.                           61,100        1,461,512
Marsh & McLennan Cos., Inc.                           101,655        2,143,904
MetLife, Inc.                                         167,861        4,993,865
Muenchener Rueckversicherungs A.G.                     25,200        3,478,311
Phoenix Cos., Inc. (The)                               84,700          132,132
Principal Financial Group, Inc.                        41,950          685,463
Reinsurance Group of America, Inc. Class B
  (a)                                                  34,392        1,093,322
Travelers Cos., Inc. (The)                            180,006        7,405,447
W.R. Berkley Corp.                                    288,150        6,889,666
                                                                --------------
                                                                    55,138,851
                                                                --------------

INTERNET & CATALOG RETAIL 0.2%
Liberty Media Corp. Interactive Class A
  (a)                                                 438,790        2,325,587
Stamps.com, Inc. (a)                                   23,090          216,122
                                                                --------------
                                                                     2,541,709
                                                                --------------

INTERNET SOFTWARE & SERVICES 2.0%
eBay, Inc. (a)                                        271,625        4,473,664
Internet Capital Group, Inc. (a)                       33,850          183,806
S1 Corp. (a)                                          102,327          634,427
Valueclick, Inc. (a)                                  153,874        1,631,064
VeriSign, Inc. (a)                                    551,298       11,345,713
Yahoo!, Inc. (a)                                      237,576        3,394,961
                                                                --------------
                                                                    21,663,635
                                                                --------------

IT SERVICES 0.2%
Computer Sciences Corp. (a)                            47,400        1,751,904
                                                                --------------


MACHINERY 0.6%
Caterpillar, Inc.                                      78,900        2,807,262
Vallourec S.A.                                         34,750        3,773,576
                                                                --------------
                                                                     6,580,838
                                                                --------------

MARINE 0.1%
American Commercial Lines, Inc. (a)                   196,968          980,901
                                                                --------------


MEDIA 3.4%
Ascent Media Corp. Class A (a)                          1,729           44,539
British Sky Broadcasting Group PLC                    536,400        3,820,082
Cablevision Systems Corp. Class A                     147,750        2,535,390
Comcast Corp. Class A                                 113,200        1,750,072
Discovery Communications, Inc. Class A (a)             17,293          328,394
Discovery Communications, Inc. Class C (a)             17,293          302,973
Liberty Media Corp. Capital Class A (a)               108,285        1,266,934
Liberty Media Corp. Entertainment Class A
  (a)                                                 194,640        4,739,484
Marvel Entertainment, Inc. (a)                        124,120        3,703,741
Primedia, Inc.                                         11,729           45,743
Time Warner Cable, Inc.                                13,345          430,109
Time Warner, Inc.                                      53,766        1,173,712
Viacom, Inc. Class B (a)                              717,800       13,810,472
Walt Disney Co. (The)                                   9,000          197,100
WPP PLC                                               375,600        2,568,914
                                                                --------------
                                                                    36,717,659
                                                                --------------

METALS & MINING 1.1%
Newmont Mining Corp.                                  255,700       10,289,368
United States Steel Corp.                              44,400        1,178,820
                                                                --------------
                                                                    11,468,188
                                                                --------------

MULTI-UTILITIES 0.9%
Black Hills Corp.                                      14,150          281,302
CMS Energy Corp.                                       70,259          844,513
Dominion Resources, Inc.                               27,500          829,400
DTE Energy Corp.                                       26,200          774,734
GDF Suez S.A.                                         140,750        5,062,330
Suez Environnement S.A. (a)                           129,000        1,965,508
                                                                --------------
                                                                     9,757,787
                                                                --------------

MULTILINE RETAIL 1.5%
Kohl's Corp. (a)                                       89,100        4,040,685
Target Corp.                                          295,200       12,179,952
                                                                --------------
                                                                    16,220,637
                                                                --------------

OFFICE ELECTRONICS 0.0%++
Xerox Corp.                                            52,300          319,553
                                                                --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS 9.3%
Anadarko Petroleum Corp.                              153,800   $    6,622,628
Apache Corp.                                           19,200        1,398,912
BP PLC, Sponsored ADR (b)                             156,500        6,644,990
Chesapeake Energy Corp.                                96,300        1,898,073
Chevron Corp.                                          60,374        3,990,721
ConocoPhillips                                         63,578        2,606,698
Devon Energy Corp.                                    168,871        8,755,961
ExxonMobil Corp.                                       53,200        3,546,844
Hess Corp.                                             39,450        2,161,465
V  Marathon Oil Corp.                                 633,300       18,809,010
Noble Energy, Inc.                                     78,212        4,438,531
Occidental Petroleum Corp.                            280,140       15,769,081
Plains Exploration & Production Co. (a)                 3,557           67,121
Spectra Energy Corp.                                  501,500        7,271,750
Total S.A., Sponsored ADR (b)                         275,800       13,712,776
Williams Cos., Inc.                                   133,500        1,882,350
                                                                --------------
                                                                    99,576,911
                                                                --------------

PAPER & FOREST PRODUCTS 0.2%
MeadWestvaco Corp.                                     75,005        1,174,578
Weyerhaeuser Co.                                       24,154          851,670
                                                                --------------
                                                                     2,026,248
                                                                --------------

PHARMACEUTICALS 7.1%
Abbott Laboratories                                   148,777        6,226,318
Bayer A.G.                                             86,250        4,278,755
Merck & Co., Inc.                                      50,300        1,219,272
Mylan, Inc. (a)                                        26,300          348,475
Pfizer, Inc.                                          853,450       11,402,092
Roche Holding A.G., Sponsored ADR (b)                 107,200        3,400,148
V  Schering-Plough Corp.                              938,500       21,604,270
Shire PLC                                             180,650        2,256,433
Teva Pharmaceutical Industries, Ltd.,
  Sponsored ADR (b)                                   117,998        5,178,932
V  Wyeth                                              486,700       20,636,080
                                                                --------------
                                                                    76,550,775
                                                                --------------

PROFESSIONAL SERVICES 0.0%++
On Assignment, Inc. (a)                                15,800           55,616
                                                                --------------


REAL ESTATE INVESTMENT TRUSTS 0.6%
Friedman, Billings, Ramsey Group, Inc.
  Class A (a)                                          23,100            6,237
HCP, Inc.                                             130,446        2,863,290
UDR, Inc.                                             361,975        3,645,088
                                                                --------------
                                                                     6,514,615
                                                                --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.3%
St. Joe Co. (The) (a)                                 117,150        2,914,692
                                                                --------------


ROAD & RAIL 2.1%
Celadon Group, Inc. (a)                               112,474          769,322
CSX Corp.                                             525,900       15,561,381
East Japan Railway Co.                                 44,100        2,484,125
Guangshen Railway Co., Ltd. Class H                 2,950,100        1,322,194
Norfolk Southern Corp.                                  8,050          287,224
Union Pacific Corp.                                    36,400        1,788,696
                                                                --------------
                                                                    22,212,942
                                                                --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.2%
Applied Micro Circuits Corp. (a)                       54,262          295,728
ASML Holding N.V. NY Shares                           191,450        4,049,167
Cirrus Logic, Inc. (a)                                131,291          610,503
Intel Corp.                                           941,520       14,857,186
NVIDIA Corp. (a)                                      155,306        1,782,913
Texas Instruments, Inc.                               689,900       12,459,594
                                                                --------------
                                                                    34,055,091
                                                                --------------

SOFTWARE 3.0%
Adobe Systems, Inc. (a)                               141,500        3,870,025
Blackboard, Inc. (a)                                   40,039        1,362,527
Compuware Corp. (a)                                    91,472          684,210
i2 Technologies, Inc. (a)                             115,552        1,030,724
Macrovision Solutions Corp. (a)                        13,855          280,148
V  Microsoft Corp.                                  1,167,633       23,656,245
MSC.Software Corp. (a)                                  2,700           16,578
Oracle Corp.                                           29,000          560,860
Plato Learning, Inc. (a)                               25,000           74,000
TIBCO Software, Inc. (a)                               34,800          219,936
                                                                --------------
                                                                    31,755,253
                                                                --------------

SPECIALTY RETAIL 3.0%
Home Depot, Inc. (The)                                427,103       11,241,351
V  Lowe's Cos., Inc.                                  908,250       19,527,375
PEP Boys-Manny, Moe & Jack                            220,955        1,635,067
                                                                --------------
                                                                    32,403,793
                                                                --------------

THRIFTS & MORTGAGE FINANCE 0.0%++
New York Community Bancorp, Inc.                       14,500          163,995
                                                                --------------


TRADING COMPANIES & DISTRIBUTORS 0.5%
Mitsubishi Corp.                                      330,700        5,083,061
                                                                --------------


WIRELESS TELECOMMUNICATION SERVICES 0.4%
Sprint Nextel Corp. (a)                               105,141          458,415
Vodafone Group PLC, ADR (b)                           184,200        3,380,070
                                                                --------------
                                                                     3,838,485
                                                                --------------
Total Common Stocks
  (Cost $1,265,456,178)                                          1,038,718,733
                                                                --------------







16    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                       SHARES            VALUE
CONVERTIBLE PREFERRED STOCK 0.0%++
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE 0.0%++
Six Flags, Inc.
  7.25%                                               102,600   $       85,158
                                                                --------------
Total Convertible Preferred Stock
  (Cost $2,279,666)                                                     85,158
                                                                --------------




                                                    PRINCIPAL
                                                       AMOUNT

LONG-TERM BONDS 0.4%
CONVERTIBLE BONDS 0.3%
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES 0.1%
Covanta Holding Corp.
  1.00%, due 2/1/27                               $ 1,000,000          821,250
                                                                --------------


OIL, GAS & CONSUMABLE FUELS 0.1%
Bill Barrett Corp.
  5.00%, due 3/15/28                                  989,300          843,378
                                                                --------------


REAL ESTATE INVESTMENT TRUSTS 0.1%
Weingarten Realty Investors
  3.95%, due 8/1/26                                 2,259,000        1,956,859
                                                                --------------
Total Convertible Bonds
  (Cost $3,186,886)                                                  3,621,487
                                                                --------------



CORPORATE BOND 0.1%
------------------------------------------------------------------------------

SPECIALTY RETAIL 0.1%
PEP Boys-Manny Moe & Jack
  7.50%, due 12/15/14                               1,500,000        1,020,000
                                                                --------------
Total Corporate Bond
  (Cost $956,250)                                                    1,020,000
                                                                --------------
Total Long-Term Bonds
  (Cost $4,143,136)                                                  4,641,487
                                                                --------------



SHORT-TERM INVESTMENT 2.3%
------------------------------------------------------------------------------

REPURCHASE AGREEMENT 2.3%
State Street Bank and Trust Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity $24,943,553
  (Collateralized by United States
  Treasury Bills with a zero coupon rate
  and a maturity date ranging from
  5/7/09--5/28/09, with a Principal Amount
  of $25,450,000
  and a Market Value of $25,450,000)               24,943,519       24,943,519
                                                                --------------
Total Short-Term Investment
  (Cost $24,943,519)                                                24,943,519
                                                                --------------
Total Investments
  (Cost $1,296,822,499) (c)                              99.8%   1,068,388,897
Cash and Other Assets,
  Less Liabilities                                        0.2        1,747,789
                                                        -----     ------------
Net Assets                                              100.0%  $1,070,136,686
                                                        =====     ============






++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At April 30, 2009, cost is $1,317,390,195
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  57,028,609
Gross unrealized depreciation       (306,029,907)
                                   -------------
Net unrealized depreciation        $(249,001,298)
                                   =============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices             $  956,962,146
Level 2--Other Significant
  Observable Inputs                   111,426,751
Level 3--Significant Unobservable
  Inputs                                       --
                                   --------------
Total                              $1,068,388,897
                                   ==============




The Fund did not hold other financial instruments as of April 30, 2009.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                   INVESTMENTS IN
                                       SECURITIES
Balance as of 10/31/08                $   358,351
Accrued discounts/premiums                     --
Realized gain (loss)                           --
Change in unrealized
  appreciation/depreciation             2,815,475
Net purchases (sales)                  (3,173,826)
Net transfers in and/or out of
  Level 3                                      --
                                      -----------
Balance as of 4/30/09                 $        --
                                      ===========
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  4/30/09                                      --
                                      ===========






18    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value

  (identified cost $1,296,822,499)  $1,068,388,897
Cash denominated in foreign
  currencies (identified cost
  $617,407)                                618,074
Receivables:
  Investment securities sold             4,428,348
  Dividends and interest                 1,724,708
  Fund shares sold                         675,291
Other assets                                99,516
                                    --------------
     Total assets                    1,075,934,834
                                    --------------
LIABILITIES:
Payables:
  Investment securities purchased        2,464,641
  Fund shares redeemed                   1,272,640
  Transfer agent (See Note 3)              949,224
  Manager (See Note 3)                     625,830
  NYLIFE Distributors (See Note 3)         303,283
  Shareholder communication                 87,122
  Professional fees                         55,590
  Custodian                                 30,027
  Trustees                                   9,351
Accrued expenses                               440
                                    --------------
     Total liabilities                   5,798,148
                                    --------------
Net assets                          $1,070,136,686
                                    ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                        $      509,326
Additional paid-in capital           1,556,997,139
                                    --------------
                                     1,557,506,465
Accumulated undistributed net
  investment income                      5,045,896
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (263,982,122)
Net unrealized depreciation on
  investments                         (228,433,602)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign
  currencies                                    49
                                    --------------
Net assets                          $1,070,136,686
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   74,499,903
                                    ==============
Shares of beneficial interest
  outstanding                            3,502,066
                                    ==============
Net asset value per share
  outstanding                       $        21.27
Maximum sales charge (5.50% of
  offering price)                             1.24
                                    --------------
Maximum offering price per share
  outstanding                       $        22.51
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  240,883,602
                                    ==============
Shares of beneficial interest
  outstanding                           11,329,473
                                    ==============
Net asset value per share
  outstanding                       $        21.26
Maximum sales charge (5.50% of
  offering price)                             1.24
                                    --------------
Maximum offering price per share
  outstanding                       $        22.50
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $  153,759,093
                                    ==============
Shares of beneficial interest
  outstanding                            7,738,673
                                    ==============
Net asset value and offering price
  per share outstanding             $        19.87
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $  143,075,758
                                    ==============
Shares of beneficial interest
  outstanding                            7,199,546
                                    ==============
Net asset value and offering price
  per share outstanding             $        19.87
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  444,135,295
                                    ==============
Shares of beneficial interest
  outstanding                           20,516,930
                                    ==============
Net asset value and offering price
  per share outstanding             $        21.65
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $    4,043,515
                                    ==============
Shares of beneficial interest
  outstanding                              188,820
                                    ==============
Net asset value and offering price
  per share outstanding             $        21.41
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $    8,709,647
                                    ==============
Shares of beneficial interest
  outstanding                              408,646
                                    ==============
Net asset value and offering price
  per share outstanding             $        21.31
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $    1,029,873
                                    ==============
Shares of beneficial interest
  outstanding                               48,414
                                    ==============
Net asset value and offering price
  per share outstanding             $        21.27
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  14,039,786
  Interest                                 104,559
                                     -------------
     Total income                       14,144,345
                                     -------------
EXPENSES:
  Manager (See Note 3)                   3,814,055
  Transfer agent--Investor Class
     (See Note 3)                          154,881
  Transfer agent--Class A (See Note
     3)                                    258,586
  Transfer agent--Classes B and C
     (See Note 3)                          719,005
  Transfer agent--Classes I, R1, R2
     and R3
     (See Note 3)                          430,536
  Distribution--Class B (See Note
     3)                                    578,861
  Distribution--Class C (See Note
     3)                                    541,964
  Distribution--Class R3 (See Note
     3)                                        604
  Distribution/Service--Investor
     Class (See Note 3)                     80,816
  Distribution/Service--Class A
     (See Note 3)                          299,971
  Service--Class B (See Note 3)            192,954
  Service--Class C (See Note 3)            180,655
  Distribution/Service--Class R2
     (See Note 3)                            9,019
  Distribution/Service--Class R3
     (See Note 3)                              604
  Shareholder communication                157,558
  Professional fees                        111,017
  Registration                              76,873
  Custodian                                 43,417
  Trustees                                  30,136
  Shareholder service--Class R1
     (See Note 3)                            1,395
  Shareholder service--Class R2
     (See Note 3)                            3,608
  Shareholder service--Class R3
     (See Note 3)                              242
  Miscellaneous                             39,670
                                     -------------
     Total expenses before waiver        7,726,427
  Expense waiver from Manager
     (See Note 3)                         (570,928)
                                     -------------
     Net expenses                        7,155,499
                                     -------------
Net investment income                    6,988,846
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions              $(138,408,494)
  Foreign currency transactions            (38,735)
                                     -------------
Net realized loss on investments
  and foreign currency transactions   (138,447,229)
                                     -------------
Net change in unrealized
  depreciation on:
  Security transactions                 54,551,366
  Translation of other assets and
     liabilities in foreign
     currencies                             46,833
                                     -------------
Net change in unrealized
  depreciation on investments and
  foreign currency transactions         54,598,199
                                     -------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                         (83,849,030)
                                     -------------
Net decrease in net assets
  resulting from operations          $ (76,860,184)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $344,034.



20    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009             2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income       $    6,988,846   $   11,686,631
 Net realized loss on
  investments and foreign
  currency transactions        (138,447,229)    (121,849,084)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions          54,598,199     (582,729,897)
                             -------------------------------
 Net decrease in net
  assets resulting from
  operations                    (76,860,184)    (692,892,350)
                             -------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                 (881,496)              --
    Class A                      (3,934,207)      (3,806,297)
    Class B                        (399,695)              --
    Class C                        (381,425)              --
    Class I                      (7,048,749)      (4,002,781)
    Class R1                         (3,531)         (99,389)
    Class R2                        (72,811)         (49,463)
    Class R3                         (2,854)          (1,139)
                             -------------------------------
                                (12,724,768)      (7,959,069)
                             -------------------------------
 From net realized gain on investments:
    Class A                              --      (70,672,548)
    Class B                              --      (43,873,928)
    Class C                              --      (38,749,093)
    Class I                              --      (48,317,817)
    Class R1                             --       (1,357,529)
    Class R2                             --         (943,174)
    Class R3                             --          (28,767)
                             -------------------------------
                                         --     (203,942,856)
                             -------------------------------
 Total dividends and
  distributions to
  shareholders                  (12,724,768)    (211,901,925)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                     $  131,899,520   $  521,256,181
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              11,669,019      187,112,652
 Cost of shares redeemed       (148,290,578)    (455,569,781)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions                (4,722,039)     252,799,052
                             -------------------------------
    Net decrease in net
     assets                     (94,306,991)    (651,995,223)

NET ASSETS:
Beginning of period           1,164,443,677    1,816,438,900
                             -------------------------------
End of period                $1,070,136,686   $1,164,443,677
                             ===============================
Accumulated undistributed
 net investment income at
 end of period               $    5,045,896   $   10,781,818
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INVESTOR CLASS
                                                   -------------------------
                                                                FEBRUARY 28,
                                                   SIX MONTHS      2008**
                                                      ENDED        THROUGH
                                                    APRIL 30,    OCTOBER 31,

                                                   -------------------------
                                                      2009*         2008
Net asset value at beginning of period               $ 23.04       $ 32.90
                                                     -------       -------
Net investment income (loss) (a)                        0.13          0.17
Net realized and unrealized gain (loss)
  on investments                                       (1.62)       (10.02)
Net realized and unrealized loss on
  foreign currency transactions                           --         (0.01)
                                                     -------       -------
Total from investment operations                       (1.49)        (9.86)
                                                     -------       -------
Less dividends and distributions:
  From net investment income                           (0.28)           --
  From net realized gain on investments                   --            --
                                                     -------       -------
Total dividends and distributions                      (0.28)           --
                                                     -------       -------
Net asset value at end of period                     $ 21.27       $ 23.04
                                                     =======       =======
Total investment return (c)                            (6.43%)(d)   (29.97%)(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                          1.36% ++      0.81% ++
  Net expenses                                          1.45% ++      1.35% ++
  Expenses (before waiver/reimbursement)                1.58% ++      1.35% ++
Portfolio turnover rate                                   33%           96%
Net assets at end of period (in 000's)               $74,500       $72,709




                                                                           CLASS B
                                     ----------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                           YEAR ENDED OCTOBER 31,

                                     ----------------------------------------------------------------------------------
                                        2009*        2008             2007              2006         2005        2004
Net asset value at beginning of
  period                              $  21.36     $  38.79         $  36.49          $  33.50     $  30.96    $  27.26
                                      --------     --------         --------          --------     --------    --------
Net investment income (loss) (a)          0.06         0.04             0.02             (0.15)       (0.15)(b)   (0.24)
Net realized and unrealized gain
  (loss) on investments                  (1.50)      (12.91)            5.34              5.27         4.00        3.94
Net realized and unrealized loss on

  foreign currency transactions             --        (0.01)              --                --           --          --
                                      --------     --------         --------          --------     --------    --------
Total from investment operations:        (1.44)      (12.88)            5.36              5.12         3.85        3.70
                                      --------     --------         --------          --------     --------    --------
Less dividends and distributions:
  From net investment income             (0.05)          --               --                --           --          --
  From net realized gain on
     investments                            --        (4.55)           (3.06)            (2.13)       (1.31)         --
                                      --------     --------         --------          --------     --------    --------
Total dividends and distributions        (0.05)       (4.55)           (3.06)            (2.13)       (1.31)         --
                                      --------     --------         --------          --------     --------    --------
Net asset value at end of period      $  19.87     $  21.36         $  38.79          $  36.49     $  33.50    $  30.96
                                      ========     ========         ========          ========     ========    ========
Total investment return (c)              (6.75%)(d)  (37.33%)          15.73%            15.94%       12.64%      13.57%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)            0.64% ++     0.13%            0.06%            (0.45%)      (0.46%)(b)  (0.80%)
  Net expenses                            2.20% ++     2.07%            2.02%             2.10%        2.10%       2.10%
  Expenses (before
     waiver/reimbursement)                2.33% ++     2.07%            2.02%             2.08%        2.12%       2.13%
Portfolio turnover rate                     33%          96%              76%              100%          56%         64%
Net assets at end of period (in
  000's)                              $153,759     $189,015         $378,342          $354,543     $387,772    $313,765




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss)
     includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Total return is not annualized.





22    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                      CLASS A
      ----------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                     YEAR ENDED OCTOBER 31,

      ----------------------------------------------------------------------
         2009*        2008        2007        2006        2005        2004
       $  23.04     $  41.39    $  38.55    $  35.03    $  32.08    $  28.04
       --------     --------    --------    --------    --------    --------
           0.16         0.31        0.31        0.11        0.10(b)    (0.01)

          (1.62)      (13.88)       5.68        5.54        4.16        4.05

             --        (0.01)         --          --          --          --
       --------     --------    --------    --------    --------    --------
          (1.46)      (13.58)       5.99        5.65        4.26        4.04
       --------     --------    --------    --------    --------    --------

          (0.32)       (0.22)      (0.09)         --          --          --
             --        (4.55)      (3.06)      (2.13)      (1.31)         --
       --------     --------    --------    --------    --------    --------
          (0.32)       (4.77)      (3.15)      (2.13)      (1.31)         --
       --------     --------    --------    --------    --------    --------
       $  21.26     $  23.04    $  41.39    $  38.55    $  35.03    $  32.08
       ========     ========    ========    ========    ========    ========
          (6.28%)(d)  (36.80%)     16.61%      16.80%      13.51%      14.41%

           1.65% ++     0.96%       0.79%       0.28%       0.29%(b)   (0.05%)
           1.19% ++     1.23%       1.27%       1.35%       1.35%       1.35%
           1.32% ++     1.25%       1.27%       1.33%       1.37%       1.38%
             33%          96%         76%        100%         56%         64%
       $240,884     $291,812    $647,374    $524,523    $358,214    $268,513




                                               CLASS C
      ----------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                              YEAR ENDED OCTOBER 31,

      ----------------------------------------------------------------------------------------
         2009*        2008             2007            2006             2005            2004
       $  21.37     $  38.79         $  36.49        $  33.50         $  30.96        $  27.26
       --------     --------         --------        --------         --------        --------
           0.06         0.04             0.01           (0.16)           (0.15)(b)       (0.24)

          (1.51)      (12.90)            5.35            5.28             4.00            3.94

             --        (0.01)              --              --               --              --
       --------     --------         --------        --------         --------        --------
          (1.45)      (12.87)            5.36            5.12             3.85            3.70
       --------     --------         --------        --------         --------        --------

          (0.05)          --               --              --               --              --
             --        (4.55)           (3.06)          (2.13)           (1.31)             --
       --------     --------         --------        --------         --------        --------
          (0.05)       (4.55)           (3.06)          (2.13)           (1.31)             --
       --------     --------         --------        --------         --------        --------
       $  19.87     $  21.37         $  38.79        $  36.49         $  33.50        $  30.96
       ========     ========         ========        ========         ========        ========
          (6.79%)(d)  (37.30%)          15.73%          15.94%           12.64%          13.57%

           0.64% ++     0.13%            0.04%          (0.46%)          (0.46%)(b)      (0.80%)
           2.20% ++     2.07%            2.02%           2.10%            2.10%           2.10%
           2.33% ++     2.07%            2.02%           2.08%            2.12%           2.13%
             33%          96%              76%            100%              56%             64%
       $143,076     $178,672         $331,430        $245,458         $181,398        $138,044




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                     CLASS I
                                     ----------------------------------------------------------------------

                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                     YEAR ENDED OCTOBER 31,

                                     ----------------------------------------------------------------------
                                        2009*        2008        2007        2006        2005        2004
Net asset value at beginning of
  period                              $  23.51     $  42.13    $  39.15    $  35.50    $  32.37    $  28.19
                                      --------     --------    --------    --------    --------    --------
Net investment income (a)                 0.18         0.39        0.45        0.23        0.24 (b)    0.09
Net realized and unrealized gain
  (loss) on investments                  (1.65)      (14.12)       5.78        5.62        4.20        4.09
Net realized and unrealized loss on
  foreign currency transactions             --        (0.00)++       --          --          --          --
                                      --------     --------    --------    --------    --------    --------
Total from investment operations         (1.47)      (13.73)       6.23        5.85        4.44        4.18
                                      --------     --------    --------    --------    --------    --------
Less dividends and distributions:
  From net investment income             (0.39)       (0.34)      (0.19)      (0.07)         --          --
  From net realized gain on
     investments                            --        (4.55)      (3.06)      (2.13)      (1.31)         --
                                      --------     --------    --------    --------    --------    --------
Total dividends and distributions        (0.39)       (4.89)      (3.25)      (2.20)      (1.31)         --
                                      --------     --------    --------    --------    --------    --------
Net asset value at end of period      $  21.65     $  23.51    $  42.13    $  39.15    $  35.50    $  32.37
                                      ========     ========    ========    ========    ========    ========
Total investment return (c)              (6.19%)(d)  (36.59%)     16.99%      17.21%      13.96%      14.83%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.82% ++     1.22%       1.15%       0.61%       0.69%(b)    0.31%
  Net expenses                            0.98% ++     0.96%       0.92%       1.03%       0.95%       0.99%
  Expenses (before
     waiver/reimbursement)                1.07% ++     0.96%       0.92%       1.01%       0.97%       1.02%
Portfolio turnover rate                     33%          96%         76%        100%         56%         64%
Net assets at end of period (in
  000's)                              $444,135     $425,266    $438,054    $358,423    $320,099    $274,975




                                                                          CLASS R2
                                     ----------------------------------------------------------------------------------
                                                                                                             JANUARY 2,
                                     SIX MONTHS                                                                2004**
                                        ENDED                                                                 THROUGH
                                      APRIL 30,                    YEAR ENDED OCTOBER 31,                   OCTOBER 31,

                                     ----------------------------------------------------------------------------------
                                        2009*        2008            2007              2006        2005         2004
Net asset value at beginning of
  period                               $23.06      $ 41.40          $38.54            $35.03      $32.07       $30.38
                                       ------      -------          ------            ------      ------       ------
Net investment income (loss) (a)         0.14         0.28            0.32              0.07        0.07 (b)    (0.01)
Net realized and unrealized gain
  (loss) on investments                 (1.63)      (13.86)           5.68              5.57        4.20         1.70
Net realized and unrealized loss
  on foreign currency transactions         --        (0.00)++           --                --          --           --
                                       ------      -------          ------            ------      ------       ------
Total from investment operations        (1.49)      (13.58)           6.00              5.64        4.27         1.69
                                       ------      -------          ------            ------      ------       ------
Less dividends and distributions:
  From net investment income            (0.26)       (0.21)          (0.08)               --          --           --
  From net realized gain on
     investments                           --        (4.55)          (3.06)            (2.13)      (1.31)          --
                                       ------      -------          ------            ------      ------       ------
Total dividends and distributions       (0.26)       (4.76)          (3.14)            (2.13)      (1.31)          --
                                       ------      -------          ------            ------      ------       ------
Net asset value at end of period       $21.31      $ 23.06          $41.40            $38.54      $35.03       $32.07
                                       ======      =======          ======            ======      ======       ======
Total investment return (c)             (6.39%)(d)  (36.78%)         16.61%            16.80%      13.54%        5.56% (d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)           1.42% ++     0.89%           0.81%             0.17%       0.34%(b)    (0.04%)++
  Net expenses                           1.33% ++     1.30%           1.27%             1.38%       1.30%        1.34% ++
  Expenses (before
     waiver/reimbursement)               1.42% ++     1.30%           1.27%             1.36%       1.32%        1.37% ++
Portfolio turnover rate                    33%          96%             76%              100%         56%          64%
Net assets at end of period (in
  000's)                               $8,710      $ 6,427          $8,560            $5,806      $2,122       $    4




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss)
     includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(d)  Total return is not annualized.





24    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     CLASS R1
      ---------------------------------------------------------------------
                                                                 JANUARY 2,
      SIX MONTHS                                                   2004**
         ENDED                                                    THROUGH
       APRIL 30,             YEAR ENDED OCTOBER 31,             OCTOBER 31,

      ---------------------------------------------------------------------
         2009*        2008       2007       2006       2005         2004
        $23.23      $ 41.69    $ 38.78    $ 35.19    $ 32.13       $30.38
        ------      -------    -------    -------    -------       ------
          0.13         0.42       0.42       0.19       0.16 (b)     0.05

         (1.61)      (14.03)      5.71       5.57       4.21         1.70

            --        (0.00)++      --         --         --           --
        ------      -------    -------    -------    -------       ------
         (1.48)      (13.61)      6.13       5.76       4.37         1.75
        ------      -------    -------    -------    -------       ------

         (0.34)       (0.30)     (0.16)     (0.04)        --           --
            --        (4.55)     (3.06)     (2.13)     (1.31)          --
        ------      -------    -------    -------    -------       ------
         (0.34)       (4.85)     (3.22)     (2.17)     (1.31)          --
        ------      -------    -------    -------    -------       ------
        $21.41      $ 23.23    $ 41.69    $ 38.78    $ 35.19       $32.13
        ======      =======    =======    =======    =======       ======
         (6.30%)(d)  (36.67%)    16.89%     17.08%     13.84%        5.76%(d)

          1.33% ++     1.24%      1.08%      0.51%      0.59%(b)     0.21%++
          1.08% ++     1.01%      1.02%      1.13%      1.05%        1.09%++
          1.17% ++     1.01%      1.02%      1.11%      1.07%        1.12%++
            33%          96%        76%       100%        56%          64%
        $4,044      $   232    $12,424    $15,583    $13,379       $   34




                               CLASS R3
      ---------------------------------------------------------
                                                     APRIL 28,
      SIX MONTHS                                       2006**
         ENDED                                        THROUGH
       APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,

      ---------------------------------------------------------
         2009*        2008            2007              2006
        $22.97      $ 41.31          $38.49            $37.46
        ------      -------          ------            ------
          0.12         0.19            0.17             (0.02)

         (1.62)      (13.82)           5.73              1.05

            --        (0.00)++           --                --
        ------      -------          ------            ------
         (1.50)      (13.63)           5.90              1.03
        ------      -------          ------            ------

         (0.20)       (0.16)          (0.02)               --
            --        (4.55)          (3.06)               --
        ------      -------          ------            ------
         (0.20)       (4.71)          (3.08)               --
        ------      -------          ------            ------
        $21.27      $ 22.97          $41.31            $38.49
        ======      =======          ======            ======
         (6.48%)(d)  (36.96%)         16.37%             2.75% (d)

          1.18% ++     0.61%           0.42%            (0.10%)++
          1.58% ++     1.56%           1.52%             1.72% ++
          1.67% ++     1.56%           1.52%             1.73% ++
            33%          96%             76%              100%
        $1,030      $   310          $  256            $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay MAP Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced operations on June 9, 1999. Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other


26    MainStay MAP Fund
developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption.


                                                    mainstayinvestment.com    27

The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its


28    MainStay MAP Fund
participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(I) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Markston International LLC and Institutional Capital LLC (the "Subadvisors"), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund's assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund's assets. Pursuant to the terms of Amended and Restated Subadvisory Agreements ("Subadvisory Agreements"), between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.75% on assets up to $1 billion and 0.70% on assets in excess of $1 billion.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.01% increase in the management fee. This increase was offset by a 0.01% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.45%; Class A, 1.19%; Class B, 2.20%; Class C, 2.20%; Class I, 0.98%; Class R1, 1.08%; Class
R2, 1.33% and Class R3, 1.58%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $3,814,055 and waived its fees in the amount of $570,928.


                                                    mainstayinvestment.com    29

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

         OCTOBER 31,
   2011                2012        TOTAL
 $120,535            $570,928    $691,463
-----------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Fund at an annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $24,853 and $13,407, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $41, $329, $119,198 and $10,161, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $1,563,008.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $       226     0.0%++
---------------------------------------------------
Class C                                 108     0.0++
---------------------------------------------------
Class I                          48,689,970    11.0
---------------------------------------------------
Class R1                                978     0.0++
---------------------------------------------------
Class R2                                966     0.0++
---------------------------------------------------
Class R3                              7,047     0.7
---------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER.   Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in


30    MainStay MAP Fund
professional fees shown on the Statement of Operations, were $37,455.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $104,967,197 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $104,967
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                             2008
Distributions paid from:
  Ordinary Income                    $110,629,307
  Long-Term Capital Gains             101,272,618
-------------------------------------------------
Total                                $211,901,925
-------------------------------------------------



NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2009, the Fund held the following foreign currencies:

                       CURRENCY          COST       VALUE
Euro                EUR   379,634    $503,053    $502,294
---------------------------------------------------------
Hong Kong Dollar    HKD   157,496      20,322      20,322
---------------------------------------------------------
Pound Sterling      GBP    64,527      94,032      95,458
---------------------------------------------------------
Total                                $617,407    $618,074
---------------------------------------------------------



NOTE 6--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $327,535 and $327,115, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                  SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                     234,479   $  4,661,958
Shares issued to
  shareholders in
  reinvestment of dividends      43,042        876,772
Shares redeemed                (359,174)    (7,005,124)
                              ------------------------
Net decrease in shares
  outstanding before
  conversion                    (81,653)    (1,466,394)
Shares converted into
  Investor Class (See Note
  1)                            438,055      8,211,005
Shares converted from
  Investor Class (See Note
  1)                            (10,609)      (216,276)
                              ------------------------
Net increase                    345,793   $  6,528,335
                              ========================
Period ended October 31,
  2008 (a):
Shares sold                     897,296   $ 29,561,418
Shares redeemed                (482,117)   (14,451,525)
                              ------------------------
Net increase in shares
  outstanding before
  conversion                    415,179     15,109,893
Shares converted into
  Investor Class (See Note
  1)                          2,954,573     94,098,927
Shares converted from
  Investor Class (See Note
  1)                           (213,479)    (6,263,283)
                              ------------------------
Net increase                  3,156,273   $102,945,537
                              ========================



(a) Investor Class shares were first offered on February 28, 2008.



                                                    mainstayinvestment.com    31

 CLASS A                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      894,178   $  17,838,664
Shares issued to
  shareholders in
  reinvestment of dividends      165,733       3,371,387
Shares redeemed               (2,268,943)    (44,499,458)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,209,032)    (23,289,407)
Shares converted into Class
  A
  (See Note 1)                   160,458       3,118,776
Shares converted from Class
  A (See Note 1)                (285,057)     (5,518,695)
                              --------------------------
Net decrease                  (1,333,631)  $ (25,689,326)
                              ==========================
Year ended October 31, 2008:
Shares sold                    2,976,260   $  96,954,579
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,867,434      66,146,501
Shares redeemed               (5,678,084)   (179,833,104)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (834,390)    (16,732,024)
Shares converted into Class
  A
  (See Note 1)                   626,064      19,786,342
Shares converted from Class
  A (See Note 1)              (2,771,181)    (88,305,403)
                              --------------------------
Net decrease                  (2,979,507)  $ (85,251,085)
                              ==========================

 CLASS B                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      363,289   $   6,735,799
Shares issued to
  shareholders in
  reinvestment of dividends       18,883         359,916
Shares redeemed               (1,166,256)    (21,132,591)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (784,084)    (14,036,876)
Shares converted from Class
  B (See Note 1)                (325,286)     (5,594,810)
                              --------------------------
Net decrease                  (1,109,370)  $ (19,631,686)
                              ==========================
Year ended October 31, 2008:
Shares sold                      888,786   $  26,763,964
Shares issued to
  shareholders in
  reinvestment of
  distributions                1,200,918      39,522,170
Shares redeemed               (2,354,379)    (68,981,699)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (264,675)     (2,695,565)
Shares converted from Class
  B (See Note 1)                (641,021)    (19,316,583)
                              --------------------------
Net decrease                    (905,696)  $ (22,012,148)
                              ==========================

 CLASS C                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      358,513   $   6,776,777
Shares issued to
  shareholders in
  reinvestment of dividends       14,238         271,794
Shares redeemed               (1,535,608)    (27,920,845)
                              --------------------------
Net decrease                  (1,162,857)  $ (20,872,274)
                              ==========================
Year ended October 31, 2008:
Shares sold                    1,335,542   $  41,010,006
Shares issued to
  shareholders in
  reinvestment of
  distributions                  835,379      27,492,349
Shares redeemed               (2,352,365)    (67,939,051)
                              --------------------------
Net increase (decrease)         (181,444)  $     563,304
                              ==========================

 CLASS I                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                    4,359,681   $  85,698,306
Shares issued to
  shareholders in
  reinvestment of dividends      324,309       6,709,954
Shares redeemed               (2,257,564)    (44,825,675)
                              --------------------------
Net increase                   2,426,426   $  47,582,585
                              ==========================
Year ended October 31, 2008:
Shares sold                    9,737,786   $ 322,047,346
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,424,327      51,472,172
Shares redeemed               (3,468,738)   (110,296,295)
                              --------------------------
Net increase                   7,693,375   $ 263,223,223
                              ==========================

 CLASS R1                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      192,441   $   4,102,073
Shares issued to
  shareholders in
  reinvestment of dividends          173           3,531
Shares redeemed                  (13,794)       (272,627)
                              --------------------------
Net increase                     178,820   $   3,832,977
                              ==========================
Year ended October 31, 2008:
Shares sold                       14,598   $     491,633
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               40,802       1,456,918
Shares redeemed                 (343,416)    (11,396,682)
                              --------------------------
Net decrease                    (288,016)  $  (9,448,131)
                              ==========================



32    MainStay MAP Fund

 CLASS R2                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      249,048   $   5,240,720
Shares issued to
  shareholders in
  reinvestment of dividends        3,569          72,811
Shares redeemed                 (122,726)     (2,502,543)
                              --------------------------
Net increase                     129,891   $   2,810,988
                              ==========================
Year ended October 31, 2008:
Shares sold                      130,220   $   4,181,464
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               28,015         992,636
Shares redeemed                  (86,259)     (2,636,049)
                              --------------------------
Net increase                      71,976   $   2,538,051
                              ==========================

 CLASS R3                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       41,799   $     845,223
Shares issued to
  shareholders in
  reinvestment of dividends          140           2,854
Shares redeemed                   (7,020)       (131,715)
                              --------------------------
Net increase                      34,919   $     716,362
                              ==========================
Year ended October 31, 2008:
Shares sold                        7,519   $     245,771
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  846          29,906
Shares redeemed                   (1,055)        (35,376)
                              --------------------------
Net increase                       7,310   $     240,301
                              ==========================





NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                    mainstayinvestment.com    33

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD



A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.



SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




34    MainStay MAP Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A015965         (RECYCLE LOGO)            MS140-09           MSMP10-06/09
                                                                          30

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP GROWTH FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP GROWTH FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        29
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       29

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL               SIX       ONE       FIVE     INCEPTION
TOTAL RETURNS              MONTHS      YEAR      YEARS     (1/2/01)
-------------------------------------------------------------------
With sales charges         -5.38%    -41.54%    -1.13%      -2.42%
Excluding sales charges     0.13     -38.14     -0.01       -1.76




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL               SIX       ONE       FIVE     INCEPTION
TOTAL RETURNS              MONTHS      YEAR      YEARS     (1/2/01)
-------------------------------------------------------------------
With sales charges         -5.26%    -41.39%    -1.08%      -2.39%
Excluding sales charges     0.25     -37.98      0.04       -1.73




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                   CAP GROWTH
                                   FUND CLASS     RUSSELL MIDCAP
                                        A          GROWTH INDEX
                                  ------------    --------------
1/2/01                                23625            25000
                                      21971            21851
                                      20105            18571
                                      14695            15476
                                      20388            21069
                                      23483            22554
                                      31280            28931
                                      33659            32150
                                      32946            31528
4/30/09                               20432            20284






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL               SIX       ONE       FIVE     INCEPTION
TOTAL RETURNS              MONTHS      YEAR      YEARS     (1/2/01)
-------------------------------------------------------------------
With sales charges         -5.13%    -41.65%    -1.10%      -2.49%
Excluding sales charges    -0.14     -38.58     -0.73       -2.49




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                   CAP GROWTH
                                   FUND CLASS     RUSSELL MIDCAP
                                        B          GROWTH INDEX
                                  ------------    --------------
1/2/01                                10000            10000
                                       9270             8740
                                       8420             7429
                                       6100             6190
                                       8410             8428
                                       9620             9022
                                      12730            11572
                                      13596            12860
                                      13197            12611
04/30/09                               8106             8114





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL               SIX       ONE       FIVE     INCEPTION
TOTAL RETURNS              MONTHS      YEAR      YEARS     (1/2/01)
-------------------------------------------------------------------
With sales charges         -1.27%    -39.27%    -0.76%      -2.50%
Excluding sales charges    -0.27     -38.66     -0.76       -2.50




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                   CAP GROWTH
                                   FUND CLASS     RUSSELL MIDCAP
                                        C          GROWTH INDEX
                                  ------------    --------------
1/2/01                                10000            10000
                                       9270             8740
                                       8420             7429
                                       6100             6190
                                       8410             8428
                                       9610             9022
                                      12720            11572
                                      13585            12860
                                      13197            12611
4/30/09                                8095             8114






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                           SINCE
AVERAGE ANNUAL               SIX       ONE       FIVE    INCEPTION
TOTAL RETURNS              MONTHS      YEAR     YEARS     (1/2/01)
------------------------------------------------------------------
                            0.38%    -37.84%    0.40%      -1.42%




                                                             (PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                   CAP GROWTH
                                   FUND CLASS     RUSSELL MIDCAP
                                        I          GROWTH INDEX
                                  ------------    --------------
1/2/01                                10000            10000
                                       9308             8740
                                       8538             7429
                                       6256             6190
                                       8702             8428
                                      10056             9022
                                      13452            11572
                                      14531            12860
                                      14280            12611
4/30/09                                8876             8114






CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL               SIX       ONE       FIVE     INCEPTION
TOTAL RETURNS              MONTHS      YEAR      YEARS     (1/2/01)
-------------------------------------------------------------------
                            0.26%    -38.06%    -0.06%      -1.83%




(PERFORMANCE GRAPH)

                              MainStay Mid Cap Growth Fund Class A    Russell Midcap Growth Index
1/2/01                                                       10000                          10000
                                                              9297                           8740
                                                              8499                           7429
                                                              6206                           6190
                                                              8601                           8428
                                                              9897                           9022
                                                             13170                          11572
                                                             14157                          12860
                                                             13844                          12611
4/30/09                                                       8575                           8114





   individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees.
   The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the. Manager incurred the expense. Class A, Class B and Class C shares were introduced on January 2, 2001.
2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered to the public on March 29, 2005, include the historical performance of Class A shares through March 28, 2005, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. Performance figures for Class R2 shares, first offered to the public on December 14, 2007, include the historical

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Mid Cap Growth Fund

CLASS R3 SHARES(5)--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                            SINCE
AVERAGE ANNUAL               SIX       ONE       FIVE     INCEPTION
TOTAL RETURNS              MONTHS      YEAR      YEARS     (1/2/01)
-------------------------------------------------------------------
                            0.13%    -38.21%    -0.25%      -2.03%




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



 BENCHMARK PERFORMANCE                     SIX       ONE       FIVE       SINCE
                                         MONTHS      YEAR      YEARS    INCEPTION
Russell Midcap(R) Growth Index(6)         2.71%    -35.66%    -0.76%      -2.48%
Average Lipper mid-cap growth fund(7)    -0.87     -36.17     -1.25       -2.97



   performance of Class A shares through April 30, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been lower. Class R2 shares commenced investment operations on May 1, 2008.
5. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
6. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. Total returns assume reinvestment of all income and capital gains. The Russell Midcap(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
7. The average Lipper mid-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P MidCap 400 Index. This benchmark is a product of Lipper Inc.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP GROWTH FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,001.30        $ 7.94         $1,016.90         $ 8.00
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,002.50        $ 6.40         $1,018.40         $ 6.46
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $  998.60        $11.65         $1,013.10         $11.73
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $  997.30        $11.64         $1,013.10         $11.73
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,003.80        $ 5.56         $1,019.20         $ 5.61
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,002.60        $ 7.30         $1,017.50         $ 7.35
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,001.30        $ 8.53         $1,016.30         $ 8.60
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.60% for Investor Class, 1.29% for Class A, 2.35% for Class B and Class C, 1.12% for Class I, 1.47% for Class R2 and 1.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay Mid Cap Growth Fund

INDUSTRY COMPOSITION AS OF APRIL 30, 2009




Specialty Retail                       7.8%
Aerospace & Defense                    6.1
Electronic Equipment & Instruments     5.9
Energy Equipment & Services            5.7
Health Care Equipment & Supplies       4.6
Software                               4.6
Health Care Providers & Services       4.0
Textiles, Apparel & Luxury Goods       3.8
Wireless Telecommunication Services    3.7
Construction & Engineering             3.6
Internet Software & Services           3.6
Commercial Services & Supplies         3.5
Life Sciences Tools & Services         3.1
Biotechnology                          3.0
IT Services                            2.7
Oil, Gas & Consumable Fuels            2.6
Semiconductors & Semiconductor
  Equipment                            2.6
Containers & Packaging                 2.3
Machinery                              2.3
Chemicals                              2.2
Personal Products                      2.2
Capital Markets                        1.9
Multiline Retail                       1.8
Diversified Consumer Services          1.7
Electrical Equipment                   1.6
Distributors                           1.5
Hotels, Restaurants & Leisure          1.4
Household Products                     1.3
Electric Utilities                     1.0
Real Estate Investment Trusts          1.0
Communications Equipment               0.9
Diversified Telecommunication
  Services                             0.7
Road & Rail                            0.7
Thrifts & Mortgage Finance             0.7
Computers & Peripherals                0.6
Exchange Traded Funds                  2.1
Short-Term Investment                  0.7
Cash and Other Assets, Less
  Liabilities                          0.5
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Amphenol Corp. Class A
    2.  Crown Holdings, Inc.
    3.  Equinix, Inc.
    4.  Alliant Techsystems, Inc.
    5.  Precision Castparts Corp.
    6.  Newfield Exploration Co.
    7.  SBA Communications Corp. Class A
    8.  Guess?, Inc.
    9.  Fluor Corp.
   10.  Coach, Inc.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND ROBERT J. CENTRELLA, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MID CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Mid Cap Growth Fund returned 0.13% for Investor Class shares, 0.25% for Class A shares, -0.14% for Class B shares and -0.27% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned 0.38%, Class R2 shares returned 0.26% and Class R3 shares returned 0.13%. All share classes outperformed the -0.87% return of the average Lipper(1) mid-cap growth fund and underperformed the 2.71% return of the Russell Midcap(R) Growth Index(2) for the six-month period ended April 30, 2009. The Russell Midcap(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST?

During the period, the Fund benefited from an underweight position relative to the Russell Midcap(R) Growth Index in the financials and utilities sectors. Stock selection in the energy and information technology sectors also enhanced the Fund's performance relative to the benchmark.

The Fund's investments in the health care, industrials and consumer staples sectors were the greatest detractors from the Fund's performance relative to the Russell Midcap(R) Growth Index during the reporting period.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG PERFORMERS AND WHICH STOCKS WERE WEAK?

The strongest contributors to the Fund's absolute performance were oil and natural gas exploration company Newfield Exploration, Internet services and software company Akamai Technologies, and casual apparel company Guess?, Inc.

Major detractors from the Fund's absolute performance were Chattem, a manufacturer of branded over-the-counter health care products; Atwood Oceanics, an oil and gas drilling company; and Thermo Fisher Scientific, an analytical instruments company selling to the pharmaceutical and manufacturing sectors.

Chattem's stock declined on worse-than-expected earnings during the first quarter. We reduced the Fund's position, but the Fund continued to own the stock. We believed that recent issues were unlikely to recur, and we found the stock's valuation attractive. Atwood Oceanics' drilling activity suffered as the price of oil declined. The company remained one the premier offshore drillers, and the Fund retained the stock on our expectation that earnings may improve as oil prices recover. Although Thermo Fisher Scientific missed first quarter earnings estimates, we felt that earnings might rebound if the company's end markets recover.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

McAfee is a computer security and storage management software company. We established a new position in McAfee's stock, seeking to benefit from the seemingly never-ending need for protection against computer viruses and security attacks. McAfee's stock performed well during the reporting period. GameStop, a computer video game and software/hardware retailer with a broad international reach, was another new position for the Fund. GameStop's stock was trading at what we believed to be a compelling valuation in light of our expectations of video gaming demand. We initiated a new position in restaurant company Yum! Brands because we felt that concerns about the company's expansion into China were overly negative.

We sold the Fund's position in Autodesk, a leader in 2D and 3D design and engineering software and services, after the company reported disappointing earnings and provided a bleaker-than-expected sales forecast. We also sold the Fund's position in ICON PLC, a provider of clinical research and development services, when the company's business outlook declined.


----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.

1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 7 for more information on the Russell Midcap(R) Growth Index.


10    MainStay Mid Cap Growth Fund

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we decreased the Fund's exposure to the health care and industrials sectors. We increased the Fund's weightings in the consumer discretionary, information technology and materials sectors.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of the reporting period, the Fund was overweight in the telecommunication services and health care sectors relative to the Russell(R) Mid Cap Growth Index. The Fund was underweight in the utilities and consumer discretionary sectors relative to the benchmark.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                        SHARES           VALUE
COMMON STOCKS 96.7%+
--------------------------------------------------------------

AEROSPACE & DEFENSE 6.1%
V  Alliant Techsystems, Inc.
  (a)                                   39,550   $   3,150,157
L-3 Communications Holdings,
  Inc.                                  33,300       2,535,795
V  Precision Castparts Corp.            41,800       3,129,148
                                                 -------------
                                                     8,815,100
                                                 -------------

BIOTECHNOLOGY 3.0%
Alexion Pharmaceuticals, Inc.
  (a)                                   31,200       1,042,704
Cephalon, Inc. (a)                      35,100       2,302,911
United Therapeutics Corp. (a)           14,600         917,026
                                                 -------------
                                                     4,262,641
                                                 -------------

CAPITAL MARKETS 1.9%
Affiliated Managers Group,
  Inc. (a)                              30,600       1,739,610
Northern Trust Corp.                    17,700         962,172
                                                 -------------
                                                     2,701,782
                                                 -------------

CHEMICALS 2.2%
Airgas, Inc.                            30,800       1,328,096
Scotts Miracle-Gro Co. (The)
  Class A                               53,800       1,816,826
                                                 -------------
                                                     3,144,922
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES 3.5%
Copart, Inc. (a)                        51,500       1,616,585
Iron Mountain, Inc. (a)                 85,000       2,421,650
Stericycle, Inc. (a)                    21,500       1,012,220
                                                 -------------
                                                     5,050,455
                                                 -------------

COMMUNICATIONS EQUIPMENT 0.9%
Harris Corp.                            41,300       1,262,954
                                                 -------------


COMPUTERS & PERIPHERALS 0.6%
Logitech International S.A.
  (a)                                   61,300         816,516
                                                 -------------


CONSTRUCTION & ENGINEERING 3.6%
V  Fluor Corp.                          72,400       2,741,788
Quanta Services, Inc. (a)              105,700       2,402,561
                                                 -------------
                                                     5,144,349
                                                 -------------

CONTAINERS & PACKAGING 2.3%
V  Crown Holdings, Inc. (a)            149,800       3,303,090
                                                 -------------


DISTRIBUTORS 1.5%
LKQ Corp. (a)                          123,700       2,100,426
                                                 -------------


DIVERSIFIED CONSUMER SERVICES 1.7%
Apollo Group, Inc. Class A
  (a)                                   14,600         919,070
Capella Education Co. (a)               29,600       1,520,848
                                                 -------------
                                                     2,439,918
                                                 -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.7%
NTELOS Holdings Corp.                   65,100       1,040,298
                                                 -------------


ELECTRIC UTILITIES 1.0%
DPL, Inc.                               65,800       1,475,894
                                                 -------------


ELECTRICAL EQUIPMENT 1.6%
Roper Industries, Inc.                  49,100       2,238,469
                                                 -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 5.9%
V  Amphenol Corp. Class A              106,600       3,607,344
Anixter International, Inc.
  (a)                                   58,700       2,335,086
Avnet, Inc. (a)                        115,400       2,526,106
                                                 -------------
                                                     8,468,536
                                                 -------------

ENERGY EQUIPMENT & SERVICES 5.7%
Atwood Oceanics, Inc. (a)               82,500       1,841,400
Dresser-Rand Group, Inc. (a)            45,600       1,123,128
National Oilwell Varco, Inc.
  (a)                                   77,800       2,355,784
Smith International, Inc.               41,400       1,070,190
Weatherford International,
  Ltd. (a)                             108,300       1,801,029
                                                 -------------
                                                     8,191,531
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES 4.6%
Becton, Dickinson & Co.                 29,200       1,766,016
C.R. Bard, Inc.                         18,300       1,310,829
Hospira, Inc. (a)                       55,300       1,817,711
St. Jude Medical, Inc. (a)              53,700       1,800,024
                                                 -------------
                                                     6,694,580
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES 4.0%
Coventry Health Care, Inc.
  (a)                                   29,650         471,732
DaVita, Inc. (a)                        26,200       1,214,894
Henry Schein, Inc. (a)                  45,300       1,859,112
Medco Health Solutions, Inc.
  (a)                                   52,200       2,273,310
                                                 -------------
                                                     5,819,048
                                                 -------------

HOTELS, RESTAURANTS & LEISURE 1.4%
Yum! Brands, Inc.                       58,600       1,954,310
                                                 -------------


HOUSEHOLD PRODUCTS 1.3%
Church & Dwight Co., Inc.               35,200       1,915,232
                                                 -------------


INTERNET SOFTWARE & SERVICES 3.6%
Akamai Technologies, Inc. (a)           90,600       1,995,012
V  Equinix, Inc. (a)                    45,000       3,160,350
                                                 -------------
                                                     5,155,362
                                                 -------------



 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.


12    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
IT SERVICES 2.7%
Alliance Data Systems Corp.
  (a)                                   47,000   $   1,967,890
Fiserv, Inc. (a)                        53,400       1,992,888
                                                 -------------
                                                     3,960,778
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES 3.1%
Millipore Corp. (a)                     36,800       2,174,880
Thermo Fisher Scientific,
  Inc. (a)                              63,700       2,234,596
                                                 -------------
                                                     4,409,476
                                                 -------------

MACHINERY 2.3%
Actuant Corp. Class A                   66,700         817,742
Joy Global, Inc.                        57,300       1,461,150
Valmont Industries, Inc.                15,800       1,007,724
                                                 -------------
                                                     3,286,616
                                                 -------------

MULTILINE RETAIL 1.8%
Dollar Tree, Inc. (a)                   12,800         541,952
Kohl's Corp. (a)                        45,700       2,072,495
                                                 -------------
                                                     2,614,447
                                                 -------------


OIL, GAS & CONSUMABLE FUELS 2.6%
V  Newfield Exploration Co.
  (a)                                   98,700       3,077,466
Peabody Energy Corp.                    28,300         746,837
                                                 -------------
                                                     3,824,303
                                                 -------------

PERSONAL PRODUCTS 2.2%
Avon Products, Inc.                     75,400       1,716,104
Chattem, Inc. (a)                       26,200       1,438,642
                                                 -------------
                                                     3,154,746
                                                 -------------

REAL ESTATE INVESTMENT TRUSTS 1.0%
Digital Realty Trust, Inc.              41,800       1,505,218
                                                 -------------


ROAD & RAIL 0.7%
J.B. Hunt Transport Services,
  Inc.                                  33,500         942,020
                                                 -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.6%
Marvell Technology Group,
  Ltd. (a)                             139,000       1,526,220
Microsemi Corp. (a)                     55,000         738,100
NVIDIA Corp. (a)                       131,700       1,511,916
                                                 -------------
                                                     3,776,236
                                                 -------------

SOFTWARE 4.6%
FactSet Research Systems,
  Inc.                                  31,200       1,672,008
McAfee, Inc. (a)                        51,700       1,940,818
MICROS Systems, Inc. (a)                81,300       1,705,674
Solera Holdings, Inc. (a)               60,400       1,378,328
                                                 -------------
                                                     6,696,828
                                                 -------------

SPECIALTY RETAIL 7.8%
AutoZone, Inc. (a)                       6,500       1,081,535
GameStop Corp. Class A (a)              78,900       2,379,624
V  Guess?, Inc.                        114,800       2,989,392
PetSmart, Inc.                          84,400       1,931,072
Sherwin-Williams Co. (The)              27,000       1,529,280
TJX Cos., Inc.                          48,700       1,362,139
                                                 -------------
                                                    11,273,042
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS 3.8%
V  Coach, Inc. (a)                     105,000       2,572,500
Deckers Outdoor Corp. (a)               28,800       1,627,776
Phillips-Van Heusen Corp.               43,800       1,271,514
                                                 -------------
                                                     5,471,790
                                                 -------------

THRIFTS & MORTGAGE FINANCE 0.7%
New York Community Bancorp,
  Inc.                                  92,600       1,047,306
                                                 -------------


WIRELESS TELECOMMUNICATION SERVICES 3.7%
American Tower Corp. Class A
  (a)                                   74,000       2,350,240
V  SBA Communications Corp.
  Class A (a)                          121,200       3,054,240
                                                 -------------
                                                     5,404,480
                                                 -------------
Total Common Stocks
  (Cost $166,870,967)                              139,362,699
                                                 -------------


EXCHANGE TRADED FUNDS 2.1% (B)
--------------------------------------------------------------

iShares Russell Midcap Growth
  Index Fund                            62,200       2,142,790
KBW Regional Banking Index
  Fund                                  40,700         848,595
                                                 -------------
Total Exchange Traded Funds
  (Cost $2,757,282)                                  2,991,385
                                                 -------------




                                     PRINCIPAL
                                        AMOUNT

SHORT-TERM INVESTMENT 0.7%
--------------------------------------------------------------

REPURCHASE AGREEMENT 0.7%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $1,085,478 (Collateralized
  by a United States
  Treasury Bill with a zero
  coupon
  rate and a maturity date of
  5/7/09, with a Principal
  Amount of $1,110,000 and a
  Market Value of $1,110,000)       $1,085,477       1,085,477
                                                 -------------
Total Short-Term Investment
  (Cost $1,085,477)                                  1,085,477
                                                 -------------
Total Investments
  (Cost $170,713,726) (c)                 99.5%    143,439,561
Cash and Other Assets,
  Less Liabilities                         0.5         728,203
                                         -----    ------------
Net Assets                               100.0%  $ 144,167,764
                                         =====    ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

(a)  Non-income producing security.
(b) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(c)  At April 30, 2009, cost is $171,518,130
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  3,552,907
Gross unrealized depreciation       (31,631,476)
                                   ------------
Net unrealized depreciation        $(28,078,569)
                                   ============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $142,354,084
Level 2--Other Significant
  Observable Inputs                     1,085,477
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $143,439,561
                                     ============




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).



14    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $170,713,726)     $143,439,561
Receivables:
  Investment securities sold            1,309,905
  Fund shares sold                         62,047
  Dividends and interest                   19,254
Other assets                               45,672
                                     ------------
     Total assets                     144,876,439
                                     ------------
LIABILITIES:
Payables:
  Transfer agent (See Note 3)             266,315
  Fund shares redeemed                    216,652
  Manager (See Note 3)                    128,518
  NYLIFE Distributors (See Note 3)         45,775
  Professional fees                        23,396
  Shareholder communication                19,289
  Custodian                                 5,896
  Trustees                                  1,425
Accrued expenses                            1,409
                                     ------------
     Total liabilities                    708,675
                                     ------------
Net assets                           $144,167,764
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    186,214
Additional paid-in capital            201,539,479
                                     ------------
                                      201,725,693
Accumulated net investment loss          (634,089)
Accumulated net realized loss on
  investments                         (29,649,675)
Net unrealized depreciation on
  investments                         (27,274,165)
                                     ------------
Net assets                           $144,167,764
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 16,901,095
                                     ============
Shares of beneficial interest
  outstanding                           2,153,438
                                     ============
Net asset value per share
  outstanding                        $       7.85
Maximum sales charge (5.50% of
  offering price)                            0.46
                                     ------------
Maximum offering price per share
  outstanding                        $       8.31
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 43,264,421
                                     ============
Shares of beneficial interest
  outstanding                           5,497,166
                                     ============
Net asset value per share
  outstanding                        $       7.87
Maximum sales charge (5.50% of
  offering price)                            0.46
                                     ------------
Maximum offering price per share
  outstanding                        $       8.33
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 23,667,586
                                     ============
Shares of beneficial interest
  outstanding                           3,226,241
                                     ============
Net asset value and offering price
  per share outstanding              $       7.34
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 17,307,163
                                     ============
Shares of beneficial interest
  outstanding                           2,359,651
                                     ============
Net asset value and offering price
  per share outstanding              $       7.33
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 41,207,477
                                     ============
Shares of beneficial interest
  outstanding                           5,151,908
                                     ============
Net asset value and offering price
  per share outstanding              $       8.00
                                     ============
CLASS R2
Net assets applicable to
  outstanding shares                 $     15,480
                                     ============
Shares of beneficial interest
  outstanding                               1,970
                                     ============
Net asset value and offering price
  per share outstanding              $       7.86
                                     ============
CLASS R3
Net assets applicable to
  outstanding shares                 $  1,804,542
                                     ============
Shares of beneficial interest
  outstanding                             231,026
                                     ============
Net asset value and offering price
  per share outstanding              $       7.81
                                     ============







The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $    457,055
  Interest                                  4,198
                                     ------------
     Total income                         461,253
                                     ------------
EXPENSES:
  Manager (See Note 3)                    536,743
  Transfer agent--Investor Class
     (See Note 3)                          54,022
  Transfer agent--Class A (See Note
     3)                                    92,597
  Transfer agent--Class B and C
     (See Note 3)                         148,370
  Transfer agent--Classes I, R2 and
     R3 (See Note 3)                       88,625
  Distribution--Class B (See Note
     3)                                    87,009
  Distribution--Class C (See Note
     3)                                    63,970
  Distribution--Class R3 (See Note
     3)                                     1,971
  Distribution/Service--Investor
     Class (See Note 3)                    18,347
  Distribution/Service--Class A
     (See Note 3)                          53,001
  Service--Class B (See Note 3)            29,003
  Service--Class C (See Note 3)            21,323
  Distribution/Service--Class R2
     (See Note 3)                              17
  Distribution/Service--Class R3
     (See Note 3)                           1,971
  Registration                             51,203
  Shareholder communication                45,268
  Professional fees                        29,330
  Custodian                                 5,025
  Trustees                                  4,208
  Shareholder service--Class R2
     (See Note 3)                               7
  Shareholder service--Class R3
     (See Note 3)                             788
  Miscellaneous                             9,459
                                     ------------
     Total expenses before waiver       1,342,257
  Expense waiver from Manager (See
     Note 3)                             (246,915)
                                     ------------
     Net expenses                       1,095,342
                                     ------------
Net investment loss                      (634,089)
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investments      (23,760,415)
Net change in unrealized
  depreciation on investments          23,058,532
                                     ------------
Net realized and unrealized loss on
  investments                            (701,883)
                                     ------------
Net decrease in net assets
  resulting from operations          $ (1,335,972)
                                     ============






16    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment loss           $   (634,089)  $  (2,536,274)
 Net realized loss on
  investments                   (23,760,415)     (5,815,695)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 23,058,532    (126,003,444)
                               ----------------------------
 Net decrease in net assets
  resulting from operations      (1,335,972)   (134,355,413)
                               ----------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Class A                              --      (7,429,800)
    Class B                              --      (3,346,490)
    Class C                              --      (2,373,368)
    Class I                              --      (1,272,029)
    Class R3                             --         (32,821)
                               ----------------------------
 Total distributions to
  shareholders                           --     (14,454,508)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         12,007,183     127,139,225
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                          --      12,105,806
 Cost of shares redeemed        (25,147,236)   (118,114,858)
                               ----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (13,140,053)     21,130,173
                               ----------------------------
    Net decrease in net
     assets                     (14,476,025)   (127,679,748)

NET ASSETS:
Beginning of period             158,643,789     286,323,537
                               ----------------------------
End of period                  $144,167,764   $ 158,643,789
                               ============================
Accumulated net investment
 loss at
 end of period                 $   (634,089)  $          --
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                       INVESTOR CLASS
                                 --------------------------
                                               FEBRUARY 28,
                                 SIX MONTHS       2008**
                                    ENDED         THROUGH
                                  APRIL 30,     OCTOBER 31,

                                 --------------------------
                                    2009*          2008
Net asset value at beginning
  of period                        $  7.84        $ 12.74
                                   -------        -------
Net investment loss (a)              (0.03)         (0.08)
Net realized and unrealized
  gain (loss) on investments          0.04          (4.82)
                                   -------        -------
Total from investment
  operations                          0.01          (4.90)
                                   -------        -------
Less distributions:
  From net realized gain on
     investments                        --             --
                                   -------        -------
Net asset value at end of
  period                           $  7.85        $  7.84
                                   =======        =======
Total investment return (b)           0.13% (c)    (38.46%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                (0.94%)++      (1.03%)++
  Net expenses                        1.60% ++       1.56% ++
  Expenses (before
     recoupment/waiver/reim-
     bursement)                       1.98% ++       1.56% ++
Portfolio turnover rate                 37%            55%
Net assets at end of period
  (in 000's)                       $16,901        $16,217




                                                                   CLASS B
                                   ----------------------------------------------------------------------
                                   SIX MONTHS
                                      ENDED
                                    APRIL 30,                      YEAR ENDED OCTOBER 31,

                                   ----------------------------------------------------------------------
                                      2009*         2008        2007        2006        2005        2004
Net asset value at beginning of
  period                             $  7.35      $ 14.26     $ 11.95     $ 10.98     $  8.82     $  8.05
                                     -------      -------     -------     -------     -------     -------
Net investment loss (a)                (0.06)       (0.19)      (0.18)      (0.17)      (0.17)      (0.15)
Net realized and unrealized gain
  (loss) on investments                 0.05        (5.96)       3.01        1.14        2.33        0.92
                                     -------      -------     -------     -------     -------     -------
Total from investment operations       (0.01)       (6.15)       2.83        0.97        2.16        0.77
                                     -------      -------     -------     -------     -------     -------
Less distributions:
  From net realized gain on
     investments                          --        (0.76)      (0.52)         --          --          --
                                     -------      -------     -------     -------     -------     -------
Net asset value at end of period     $  7.34      $  7.35     $ 14.26     $ 11.95     $ 10.98     $  8.82
                                     =======      =======     =======     =======     =======     =======
Total investment return (b)            (0.14%)(c)  (45.45%)     24.51%       8.83%      24.49%       9.57%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                  (1.68%)++    (1.66%)     (1.37%)     (1.44%)     (1.66%)     (1.74%)
  Net expenses                          2.35% ++     2.27%       2.25%       2.25%       2.25%       2.25%
  Expenses (before
     recoupment/waiver/reimburse-
     ment)                              2.73% ++     2.25%       2.19%       2.30%       2.38%       2.44%
Portfolio turnover rate                   37%          55%         48%         52%         44%         52%
Net assets at end of period (in
  000's)                             $23,668      $27,477     $62,665     $57,469     $62,792     $35,710




*    Unaudited.
**   Commencement of operations.
++   Annualized.
***  Class R2 commenced operations on December 14, 2007, but investment operations did not commence until May 1, 2008.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(e)  Total return is calculated assuming a purchase of a share of the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.





18    MainStay Mid Cap Growth Fund

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    CLASS A
      -------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                    YEAR ENDED OCTOBER 31,

      -------------------------------------------------------------------
         2009*        2008       2007        2006        2005       2004
        $  7.85     $ 15.03    $  12.47    $  11.40    $  9.09    $  8.23
        -------     -------    --------    --------    -------    -------
          (0.02)      (0.09)      (0.09)      (0.09)     (0.10)     (0.09)

           0.04       (6.33)       3.17        1.16       2.41       0.95
        -------     -------    --------    --------    -------    -------
           0.02       (6.42)       3.08        1.07       2.31       0.86
        -------     -------    --------    --------    -------    -------

             --       (0.76)      (0.52)         --         --         --
        -------     -------    --------    --------    -------    -------
        $  7.87     $  7.85    $  15.03    $  12.47    $ 11.40    $  9.09
        =======     =======    ========    ========    =======    =======
           0.25% (c) (44.89%)     25.53%       9.39%     25.41%     10.45%


          (0.62%)++   (0.75%)     (0.63%)     (0.69%)    (0.91%)    (0.99%)
           1.29% ++    1.37%       1.50%       1.50%      1.50%      1.50%

           1.68% ++    1.48%       1.44%       1.55%      1.63%      1.69%
             37%         55%         48%         52%        44%        52%
        $43,264     $50,497    $146,359    $124,741    $48,597    $46,234




                                   CLASS C
      ----------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                  YEAR ENDED OCTOBER 31,

      ----------------------------------------------------------------
         2009*        2008       2007       2006       2005      2004
        $  7.35     $ 14.25    $ 11.94    $ 10.99    $  8.82    $ 8.05
        -------     -------    -------    -------    -------    ------
          (0.06)      (0.19)     (0.18)     (0.17)     (0.17)    (0.15)
           0.04       (5.95)      3.01       1.12       2.34      0.92
        -------     -------    -------    -------    -------    ------
          (0.02)      (6.14)      2.83       0.95       2.17      0.77
        -------     -------    -------    -------    -------    ------

             --       (0.76)     (0.52)        --         --        --
        -------     -------    -------    -------    -------    ------
        $  7.33     $  7.35    $ 14.25    $ 11.94    $ 10.99    $ 8.82
        =======     =======    =======    =======    =======    ======
          (0.27%)(c) (45.41%)    24.53%      8.64%     24.60%     9.57%

          (1.68%)++   (1.64%)    (1.36%)    (1.44%)    (1.66%)   (1.74%)
           2.35% ++    2.25%      2.25%      2.25%      2.25%     2.25%

           2.73% ++    2.25%      2.19%      2.30%      2.38%     2.44%
             37%         55%        48%        52%        44%       52%
        $17,307     $20,414    $44,769    $42,625    $14,181    $3,580




                                                   mainstayinvestments.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                                   CLASS I
                                                          ---------------------------------------------------------
                                                                                                         MARCH 29,
                                                          SIX MONTHS                                       2005**
                                                             ENDED                                        THROUGH
                                                           APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,

                                                          ---------------------------------------------------------
                                                             2009*        2008       2007      2006         2005
Net asset value at beginning of period                      $  7.97     $ 15.20    $ 12.56    $11.43       $10.45
                                                            -------     -------    -------    ------       ------
Net investment loss (a)                                       (0.02)      (0.06)     (0.03)    (0.04)       (0.03)
Net realized and unrealized gain (loss) on investments         0.05       (6.41)      3.19      1.17         1.01
                                                            -------     -------    -------    ------       ------
Total from investment operations                               0.03       (6.47)      3.16      1.13         0.98
                                                            -------     -------    -------    ------       ------
Less distributions:
  From net realized gain on investments                          --       (0.76)     (0.52)       --           --
                                                            -------     -------    -------    ------       ------
Net asset value at end of period                            $  8.00     $  7.97    $ 15.20    $12.56       $11.43
                                                            =======     =======    =======    ======       ======
Total investment return (b)(f)                                 0.38% (c) (44.71%)    25.99%     9.89%        9.38% (c)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                         (0.45%)++   (0.49%)    (0.19%)   (0.28%)      (0.51%)++
  Net expenses                                                 1.12% ++    1.07%      1.01%     1.07%        1.10% ++
  Expenses (before recoupment/waiver/reimbursement)            1.43% ++    1.22%      1.00%     1.04%        1.23% ++
Portfolio turnover rate                                          37%         55%        48%       52%          44%
Net assets at end of period (in 000's)                      $41,207     $42,450    $31,993    $1,626       $4,205




                                                                             CLASS R3
                                                          ----------------------------------------------
                                                                                              APRIL 28,
                                                          SIX MONTHS                            2006**
                                                             ENDED          YEAR ENDED         THROUGH
                                                           APRIL 30,       OCTOBER 31,       OCTOBER 31,

                                                          ----------------------------------------------
                                                             2009*        2008      2007         2006
Net asset value at beginning of period                      $ 7.80      $ 14.99    $12.46       $13.24
                                                            ------      -------    ------       ------
Net investment loss (a)                                      (0.04)       (0.13)    (0.10)       (0.08)
Net realized and unrealized gain (loss) on investments        0.05        (6.30)     3.15        (0.70)(d)
                                                            ------      -------    ------       ------
Total from investment operations                              0.01        (6.43)     3.05        (0.78)
                                                            ------      -------    ------       ------
Less distributions:
  From net realized gain on investments                         --        (0.76)    (0.52)          --
                                                            ------      -------    ------       ------
Net asset value at end of period                            $ 7.81      $  7.80    $14.99       $12.46
                                                            ======      =======    ======       ======
Total investment return (b)(f)                                0.13% (c)  (45.01%)   25.13% (e)   (5.89%)(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                        (1.07%)++    (1.13%)   (0.76%)      (1.27%)(d)++
  Net expenses                                                1.72% ++     1.69%     1.64%        1.62% ++
  Expenses (before recoupment/waiver/reimbursement)           2.03% ++     1.85%     1.60%        1.75% ++
Portfolio turnover rate                                         37%          55%       48%          52%
Net assets at end of period (in 000's)                      $1,805      $ 1,574    $  536       $  762




*    Unaudited.
**   Commencement of operations.
++   Annualized.
***  Class R2 commenced operations on December 14, 2007, but investment operations did not commence until May 1, 2008.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R2 and Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(e)  Total return is calculated assuming a purchase of a share of the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





20    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


         CLASS R2
-------------------------
               APRIL 30,
SIX MONTHS      2008***
   ENDED        THROUGH
 APRIL 30,    OCTOBER 31,

-------------------------
   2009*          2008
  $ 7.84        $ 12.69
  ------        -------
   (0.03)         (0.05)
    0.05          (4.80)
  ------        -------
    0.02          (4.85)
  ------        -------

      --             --
  ------        -------
  $ 7.86        $  7.84
  ======        =======
    0.26% (c)    (38.22%)(c)

   (0.80%)++      (0.92%)++
    1.47% ++       1.47% ++
    1.78% ++       1.69% ++
      37%            55%
  $   15        $    15




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares, Class B shares and Class C shares commenced operations on January 2, 2001. Class I shares commenced operations on March 29, 2005. Class R3 shares commenced operations on April 28, 2006. Class R2 shares were first offered to the public on December 14, 2007 but did not commence investment operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 or Class R3 shares.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157


22    MainStay Mid Cap Growth Fund
established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.


                                                   mainstayinvestments.com    23

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and


24    MainStay Mid Cap Growth Fund
bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.75% on assets up to $500 million and 0.70% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.02% increase in the management fee. This increase was offset by a 0.02% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.60%; Class A, 1.29%; Class B, 2.35%; Class C, 2.35%; Class I, 1.12%; Class R2, 1.47%; and
Class R3, 1.72%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $536,743 and waived its fees in the amount of $246,915.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

         OCTOBER 31,
 2009      2011        2012        TOTAL
 $-
 1-
 8-
 ,-
 6-
 65      $177,078    $246,915    $442,658
-----------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Fund at an annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares,

                                                   mainstayinvestments.com    25
which is an expense of the Class R3 shares of the Fund for distribution and service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,902 and $3,064, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $64, $30,024 and $1,123, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND
SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $383,614.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                 $   170      0.0%++
------------------------------------------
Class C                      81      0.0++
------------------------------------------
Class I                   1,681      0.0++
------------------------------------------
Class R2                 15,480    100.0
------------------------------------------
Class R3                  6,484      0.4
------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $5,183.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $5,084,856 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000)'S
       2016               $5,085
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Long-Term Capital Gains            $14,454,508
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a


26    MainStay Mid Cap Growth Fund
commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $50,431 and $49,319, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES          AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      135,255    $    970,782
Shares redeemed                 (282,441)     (1,993,099)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (147,186)     (1,022,317)
Shares converted into
  Investor Class (See Note
  1)                             232,394       1,604,863
Shares converted from
  Investor Class (See Note
  1)                                (850)         (5,966)
                              --------------------------
Net increase                      84,358    $    576,580
                              ==========================
Period ended October 31,
  2008 (a):
Shares sold                      650,644    $  8,080,031
Shares redeemed                 (437,418)     (4,985,772)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                     213,226       3,094,259
Shares converted into
  Investor Class (See Note
  1)                           1,990,946      23,392,469
Shares converted from
  Investor Class (See Note
  1)                            (135,092)     (1,467,071)
                              --------------------------
Net increase                   2,069,080    $ 25,019,657
                              ==========================

(a) Investor Class shares were first offered on February
    28, 2008.


 CLASS A                          SHARES          AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      624,814    $  4,489,434
Shares redeemed               (1,461,636)    (10,318,291)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (836,822)     (5,828,857)
Shares converted into Class
  A (See Note 1)                  51,877         358,487
Shares converted from Class
  A (See Note 1)                (153,278)     (1,103,600)
                              --------------------------
Net decrease                    (938,223)   $ (6,573,970)
                              ==========================
Year ended October 31, 2008:
Shares sold                    2,119,917    $ 26,323,936
Shares issued to
  shareholders in
  reinvestment of
  distributions                  448,564       6,185,696
Shares redeemed               (4,255,998)    (51,074,655)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,687,517)    (18,565,023)
Shares converted into Class
  A (See Note 1)                 307,231       3,621,491
Shares converted from Class
  A (See Note 1)              (1,925,040)    (22,590,926)
                              --------------------------
Net decrease                  (3,305,326)   $(37,534,458)
                              ==========================

 CLASS B                          SHARES          AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      190,113    $  1,272,346
Shares redeemed                 (562,538)     (3,714,224)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (372,425)     (2,441,878)
Shares converted from Class
  B (See Note 1)                (138,641)       (853,784)
                              --------------------------
Net decrease                    (511,066)   $ (3,295,662)
                              ==========================
Year ended October 31, 2008:
Shares sold                      594,315    $  6,771,739
Shares issued to
  shareholders in
  reinvestment of
  distributions                  240,662       3,135,647
Shares redeemed               (1,239,107)    (13,549,287)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (404,130)     (3,641,901)
Shares converted from Class
  B (See Note 1)                (254,524)     (2,955,963)
                              --------------------------
Net decrease                    (658,654)   $ (6,597,864)
                              ==========================


                                                   mainstayinvestments.com    27

 CLASS C                          SHARES          AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      125,350    $    835,609
Shares redeemed                 (542,736)     (3,556,500)
                              --------------------------
Net decrease                    (417,386)   $ (2,720,891)
                              ==========================
Year ended October 31, 2008:
Shares sold                      589,483    $  6,948,196
Shares issued to
  shareholders in
  reinvestment of
  distributions                  114,038       1,483,727
Shares redeemed               (1,068,004)    (11,848,473)
                              --------------------------
Net decrease                    (364,483)   $ (3,416,550)
                              ==========================

 CLASS I                          SHARES          AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      569,128    $  4,073,162
Shares redeemed                 (745,344)     (5,403,115)
                              --------------------------
Net decrease                    (176,216)   $ (1,329,953)
                              ==========================
Year ended October 31, 2008:
Shares sold                    5,989,672    $ 76,499,333
Shares issued to
  shareholders in
  reinvestment of
  distributions                   90,825       1,267,915
Shares redeemed               (2,857,388)    (36,138,977)
                              --------------------------
Net increase                   3,223,109    $ 41,628,271
                              ==========================

 CLASS R2                         SHARES          AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                           --(b) $       (214)
                              --------------------------
Net increase                          --(b) $       (214)
                              ==========================

Year ended October 31, 2008
  (c):
Shares sold                        1,970    $     25,000
                              --------------------------
Net increase                       1,970    $     25,000
                              ==========================

(b) Less than one share.

(c) Class R2 was seeded April 30, 2008. Investment operations did not commence until May 1, 2008.


 CLASS R3                         AMOUNT          SHARES
Six-month period ended April
  30, 2009:
Shares sold                       52,473    $    366,064
Shares redeemed                  (23,105)       (162,007)
                              --------------------------
Net increase                      29,368    $    204,057
                              ==========================
Year ended October 31, 2008:
Shares sold                      210,199    $  2,490,990
Shares issued to
  shareholders in
  reinvestment of
  distributions                    2,389          32,821
Shares redeemed                  (46,726)       (517,694)
                              --------------------------
Net increase                     165,862    $  2,006,117
                              ==========================




NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 10--SUBSEQUENT EVENT:

At a meeting held on June 23, 2009, the Board approved the Fund's reorganization with and into the MainStay Large Cap Growth Fund, subject to approval by shareholders of the Fund at a special meeting to be held on or about October 16, 2009. On or about August 26, 2009 shareholders will receive a proxy statement/prospectus containing further information regarding the MainStay Large Cap Growth Fund and the proposed reorganization.

In connection with this proposed reorganization, the Board terminated MacKay Shields as the Fund's subadvisor and approved the appointment of Tony Elavia, a Senior Managing Director of New York Life Investments, as portfolio manager of the Fund, both effective June 29, 2009.




28    MainStay Mid Cap Growth Fund

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).


                                                   mainstayinvestments.com    29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO15916         (RECYCLE LOGO)            MS140-09           MSMG10-06/09
                                                                          11

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP VALUE FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP VALUE FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

                 TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       13
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        28
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       28

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR      YEARS    YEARS
---------------------------------------------------------------
With sales charges         -7.40%    -37.24%    -3.30%     2.51%
Excluding sales charges    -2.01     -33.59     -2.20      3.09




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                    CAP VALUE     RUSSELL MIDCAP(R)
                                      FUND           VALUE INDEX
                                  ------------    -----------------
4/30/99                                9450            10000
                                      10570             9551
                                      12526            11423
                                      13440            12384
                                      10968            10714
                                      14322            14456
                                      15628            17391
                                      18751            21695
                                      21467            25959
                                      19297            22934
4/30/09                               12816            14503






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR      YEARS    YEARS
---------------------------------------------------------------
With sales charges         -7.35%    -37.14%    -3.27%     2.53%
Excluding sales charges    -1.96     -33.48     -2.17      3.11




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                    CAP VALUE     RUSSELL MIDCAP(R)
                                      FUND           VALUE INDEX
                                  ------------    -----------------
4/30/99                               23625            25000
                                      26424            23878
                                      31316            28558
                                      33599            30961
                                      27421            26785
                                      35805            36139
                                      39070            43477
                                      46878            54237
                                      53668            64897
                                      48242            57334
4/30/09                               32090            36256






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR      YEARS    YEARS
---------------------------------------------------------------
With sales charges         -7.25%    -37.37%    -3.17%     2.32%
Excluding sales charges    -2.41     -34.10     -2.91      2.32




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                    CAP VALUE     RUSSELL MIDCAP(R)
                                      FUND           VALUE INDEX
                                  ------------    -----------------
4/30/99                               10000            10000
                                      11099             9551
                                      13049            11423
                                      13902            12384
                                      11263            10714
                                      14585            14456
                                      15807            17391
                                      18827            21695
                                      21398            25959
                                      19093            22934
4/30/09                               12582            14503





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, changes in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR      YEARS    YEARS
---------------------------------------------------------------
With sales charges         -3.38%    -34.76%    -2.91%     2.32%
Excluding sales charges    -2.41     -34.10     -2.91      2.32




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                          MAINSTAY MID
                                            CAP VALUE     RUSSELL MIDCAP(R)
                                              FUND           VALUE INDEX
                                          ------------    -----------------
4/30/99                                       10000            10000
                                              11099             9551
                                              13049            11423
                                              13902            12384
                                              11263            10714
                                              14585            14456
                                              15807            17391
                                              18827            21695
                                              21385            25959
                                              19093            22934
4/30/09                                       12582            14503






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             SIX       ONE      FIVE     TEN
TOTAL RETURNS    MONTHS     YEAR     YEARS    YEARS
---------------------------------------------------
                 -1.63%    -33.16%   -1.73%    3.48%




(PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                    CAP VALUE     RUSSELL MIDCAP(R)
                                      FUND           VALUE INDEX
                                  ------------    -----------------
4/30/99                               10000            10000
                                      11213             9551
                                      13324            11423
                                      14333            12384
                                      11726            10714
                                      15359            14456
                                      16819            17391
                                      20281            21695
                                      23296            25959
                                      21063            22934
4/30/09                               14078            14503






CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             SIX       ONE      FIVE     TEN
TOTAL RETURNS    MONTHS     YEAR     YEARS    YEARS
---------------------------------------------------
                 -1.89%    -33.31%   -1.83%    3.38%




(PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                    CAP VALUE     RUSSELL MIDCAP(R)
                                      FUND           VALUE INDEX
                                  ------------    -----------------
4/30/99                               10000            10000
                                      11202             9551
                                      13296            11423
                                      14287            12384
                                      11678            10714
                                      15282            14456
                                      16725            17391
                                      20149            21695
                                      23144            25959
                                      20900            22934
4/30/09                               13937            14503





   investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class shares might have been lower.

THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Mid Cap Value Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR     YEARS    YEARS
----------------------------------------------------
                  -1.86%    -33.37%   -2.06%    3.12%




(PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                    CAP VALUE     RUSSELL MIDCAP(R)
                                      FUND           VALUE INDEX
                                  ------------    -----------------
4/30/99                               10000            10000
                                      11173             9551
                                      13227            11423
                                      14177            12384
                                      11559            10714
                                      15080            14456
                                      16455            17391
                                      19766            21695
                                      22648            25959
                                      20398            22934
4/30/09                               13591            14503






 BENCHMARK PERFORMANCE                    SIX       ONE      FIVE     TEN
                                        MONTHS     YEAR     YEARS    YEARS
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index(4)         -6.14%   -36.76%    0.06%    3.79%
Average Lipper mid-cap value fund(5)     -2.31    -34.23    -0.99     4.63



3. Performance figures for Class I, R1 and R2 shares, each of which was first offered to the public on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class I, R1 and R2 shares might have been lower.
4. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. Total returns assume reinvestment of all dividends and capital gains. The Russell Midcap(R) Value Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper mid-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity large-cap floor. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PREVIOUS TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP VALUE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $979.90         $ 6.87         $1,017.90         $ 7.00
--------------------------------------------------------------------------------------------------------
CLASS A SHARES                 $1,000.00        $980.40         $ 6.38         $1,018.30         $ 6.51
--------------------------------------------------------------------------------------------------------
CLASS B SHARES                 $1,000.00        $975.90         $10.53         $1,014.10         $10.74
--------------------------------------------------------------------------------------------------------
CLASS C SHARES                 $1,000.00        $975.90         $10.53         $1,014.10         $10.74
--------------------------------------------------------------------------------------------------------
CLASS I SHARES                 $1,000.00        $983.70         $ 3.84         $1,020.90         $ 3.91
--------------------------------------------------------------------------------------------------------
CLASS R1 SHARES                $1,000.00        $981.10         $ 4.32         $1,020.40         $ 4.41
--------------------------------------------------------------------------------------------------------
CLASS R2 SHARES                $1,000.00        $981.40         $ 5.55         $1,019.20         $ 5.66
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Investor Class, 1.30% for Class A, 2.15% for Class B and Class C, 0.78% for Class I, 0.88% for Class R1 and 1.13% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay Mid Cap Value Fund

INDUSTRY COMPOSITION AS OF APRIL 30, 2009




Insurance                               8.0%
Specialty Retail                        7.6
Food Products                           5.5
Multi-Utilities                         5.5
Real Estate Investment Trusts           5.0
Oil, Gas & Consumable Fuels             4.4
Metals & Mining                         4.3
Electronic Equipment & Instruments      4.2
Electric Utilities                      4.0
Health Care Providers & Services        3.8
Commercial Banks                        3.7
Capital Markets                         3.6
IT Services                             3.3
Energy Equipment & Services             3.1
Thrifts & Mortgage Finance              3.1
Food & Staples Retailing                2.7
Pharmaceuticals                         2.5
Machinery                               2.4
Media                                   2.2
Diversified Telecommunication
  Services                              2.1
Aerospace & Defense                     1.9
Beverages                               1.7
Office Electronics                      1.6
Commercial Services & Supplies          1.5
Gas Utilities                           1.5
Containers & Packaging                  1.4
Trading Companies & Distributors        1.3
Chemicals                               1.2
Airlines                                1.0
Road & Rail                             0.8
Electrical Equipment                    0.7
Consumer Finance                        0.5
Short-Term Investment                   3.0
Cash and Other Assets, Less
  Liabilities                           0.9
                                      -----
                                      100.0%
                                      =====



 See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Kroger Co. (The)
    2.  Aspen Insurance Holdings, Ltd.
    3.  NewAlliance Bancshares, Inc.
    4.  Cablevision Systems Corp. Class A
    5.  Embarq Corp.
    6.  PartnerRe, Ltd.
    7.  American Eagle Outfitters, Inc.
    8.  Gap, Inc. (The)
    9.  Corn Products International, Inc.
   10.  ConAgra Foods, Inc.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS MARK T. SPELLMAN AND RICHARD A. ROSEN, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MID CAP VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Mid Cap Value Fund returned -2.01% for Investor Class shares, -1.96% for Class A shares and -2.41% for Class B shares and Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned -1.63%, Class R1 shares returned -1.89% and Class R2 shares returned -1.86%. All share classes except Class B and Class C outperformed the -2.31% return of the average Lipper(1) mid-cap value fund and all share classes outperformed the -6.14% return of the Russell Midcap(R) Value Index(2) for the six months ended April 30, 2009. The Russell Midcap(R) Value Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST?

During the reporting period, the Fund's sector holdings in financials, materials, information technology and industrials made the strongest contributions to the Fund's performance relative to the Russell Midcap(R) Value Index. Positions in the consumer staples, consumer discretionary and utilities sectors were the greatest detractors from the Fund's relative performance.

DURING THE REPORTING PERIOD, WHAT WERE SOME OF THE FUND'S BEST-PERFORMING INDIVIDUAL STOCKS?

On an absolute basis, Canadian gold producer Yamana Gold was a strong positive contributor to the Fund's performance. The price of gold and stocks of gold-producing companies rose as investors sought tangible assets during the financial crisis. We continued to hold the Fund's position in the stock. Some consumer discretionary stocks rebounded during the reporting period, after posting dismal performance in the first nine months of 2008. Positions in retail companies American Eagle Outfitters and The Gap made positive contributions to the Fund's absolute performance. By astutely managing margins and inventory, both companies managed to post respectable results in a difficult retail environment.

WHICH STOCKS DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD?

For the six months ended April 30, 2009, regional banks Marshall & Ilsley and KeyCorp were major detractors from the Fund's performance. Shares of both companies suffered along with those of other lenders on investor concerns about declining quality and the potential need to raise more capital. Also detracting from the Fund's performance was Pepco Holdings, an electric utility that mainly serves the Washington D.C. area. The cost of Pepco's ambitious expansion plans had increased, and the company's merchant energy division generated poor results. The Fund continued to hold Pepco Holdings shares.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund initiated new positions in several companies during the reporting period. Among them were life insurance companies Met Life and Ameriprise Financial and electric utilities Consolidated Edison and Xcel Energy.

During the reporting period, the Fund eliminated stocks that no longer met our investment thesis, including retailer Bed Bath and Beyond, adhesives manufacturer Avery Dennison, banking company Fifth Third and health insurance company Humana.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the Fund was overweight relative to the Russell Midcap(R) Value Index in industrials, energy, information technology and consumer staples. As of the same date, the Fund was underweight in the consumer discretionary, utilities and financials sectors.



----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may go down in value. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. Mid-capitalization stocks are generally less established and may be more volatile and less liquid than stocks of large companies. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.

1. See footnote on page 7 for more information about Lipper Inc.
2. See footnote on page 7 for more information on the Russell Midcap(R) Value Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                       SHARES           VALUE
COMMON STOCKS 96.1%+
-------------------------------------------------------------

AEROSPACE & DEFENSE 1.9%
Raytheon Co.                           54,542   $   2,466,935
                                                -------------


AIRLINES 1.0%
Delta Air Lines, Inc. (a)              67,375         415,704
Southwest Airlines Co.                127,700         891,346
                                                -------------

                                                    1,307,050
                                                -------------

BEVERAGES 1.7%
Constellation Brands, Inc.
  Class A (a)                         196,700       2,279,753
                                                -------------


CAPITAL MARKETS 3.6%
Ameriprise Financial, Inc.             69,300       1,826,055
Investment Technology Group,
  Inc. (a)                            104,800       2,387,344
Northern Trust Corp.                   10,500         570,780
                                                -------------

                                                    4,784,179
                                                -------------

CHEMICALS 1.2%
Arch Chemicals, Inc.                   31,682         766,071
Olin Corp.                             60,625         763,875
                                                -------------

                                                    1,529,946
                                                -------------

COMMERCIAL BANKS 3.7%
KeyCorp                               220,200       1,354,230
Marshall & Ilsley Corp.               270,143       1,561,426
Wilmington Trust Corp.                140,900       2,044,459
                                                -------------

                                                    4,960,115
                                                -------------

COMMERCIAL SERVICES & SUPPLIES 1.5%
Pitney Bowes, Inc.                     81,311       1,995,372
                                                -------------


CONSUMER FINANCE 0.5%
Capital One Financial Corp.            43,400         726,516
                                                -------------


CONTAINERS & PACKAGING 1.4%
Ball Corp.                             48,000       1,810,560
                                                -------------


DIVERSIFIED TELECOMMUNICATION SERVICES 2.1%

V  Embarq Corp.                        76,300       2,789,528
                                                -------------


ELECTRIC UTILITIES 4.0%
American Electric Power Co.,
  Inc.                                 51,000       1,345,380
Edison International                   76,800       2,189,568
Pepco Holdings, Inc.                  152,100       1,817,595
                                                -------------

                                                    5,352,543
                                                -------------

ELECTRICAL EQUIPMENT 0.7%
Rockwell Automation, Inc.              28,200         890,838
                                                -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 4.2%
Avnet, Inc. (a)                       109,700       2,401,333
Ingram Micro, Inc. Class A
  (a)                                 110,000       1,597,200
Molex, Inc. Class A                   106,000       1,620,740
                                                -------------

                                                    5,619,273
                                                -------------

ENERGY EQUIPMENT & SERVICES 3.1%
Baker Hughes, Inc.                     19,000         676,020
Diamond Offshore Drilling,
  Inc.                                 17,200       1,245,452
Tidewater, Inc.                        49,100       2,123,575
                                                -------------

                                                    4,045,047
                                                -------------

FOOD & STAPLES RETAILING 2.7%

V  Kroger Co. (The)                   162,400       3,511,088
                                                -------------


FOOD PRODUCTS 5.5%

V  ConAgra Foods, Inc.                148,500       2,628,450
V  Corn Products
  International, Inc.                 113,700       2,717,430
J.M. Smucker Co. (The)                 49,600       1,954,240
                                                -------------

                                                    7,300,120
                                                -------------

GAS UTILITIES 1.5%
AGL Resources, Inc.                    62,100       1,935,657
                                                -------------


HEALTH CARE PROVIDERS & SERVICES 3.8%
Cardinal Health, Inc.                  50,700       1,713,153
Coventry Health Care, Inc.
  (a)                                  93,300       1,484,403
Quest Diagnostics, Inc.                35,900       1,842,747
                                                -------------

                                                    5,040,303
                                                -------------

INSURANCE 8.0%

V  Aspen Insurance Holdings,
  Ltd.                                147,600       3,480,408
HCC Insurance Holdings, Inc.           92,100       2,203,032
Lincoln National Corp.                 72,700         817,148
MetLife, Inc.                          43,100       1,282,225
V  PartnerRe, Ltd.                     40,900       2,788,971
                                                -------------

                                                   10,571,784
                                                -------------

IT SERVICES 3.3%
Affiliated Computer Services,
  Inc. Class A (a)                     37,300       1,804,574
Computer Sciences Corp. (a)            69,052       2,552,162
                                                -------------

                                                    4,356,736
                                                -------------

MACHINERY 2.4%
Ingersoll-Rand Co., Ltd.
  Class A                              76,900       1,674,113
Pentair, Inc.                          30,500         812,520
Timken Co. (The)                       42,700         686,616
                                                -------------

                                                    3,173,249
                                                -------------

MEDIA 2.2%

V  Cablevision Systems Corp.
  Class A                             172,100       2,953,236
                                                -------------



+  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------

METALS & MINING 4.3%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                   31,700   $   1,352,005
Nucor Corp.                            52,800       2,148,432
Yamana Gold, Inc.                     281,000       2,222,710
                                                -------------

                                                    5,723,147
                                                -------------

MULTI-UTILITIES 5.5%
Ameren Corp.                           68,500       1,576,870
CenterPoint Energy, Inc.              146,600       1,559,824
Consolidated Edison, Inc.              24,800         920,824
PG&E Corp.                             59,225       2,198,432
Xcel Energy, Inc.                      53,700         990,228
                                                -------------

                                                    7,246,178
                                                -------------

OFFICE ELECTRONICS 1.6%
Xerox Corp.                           354,900       2,168,439
                                                -------------


OIL, GAS & CONSUMABLE FUELS 4.4%
Frontier Oil Corp.                    107,000       1,359,970
Hess Corp.                             41,700       2,284,743
Spectra Energy Corp.                  150,600       2,183,700
                                                -------------

                                                    5,828,413
                                                -------------

PHARMACEUTICALS 2.5%
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (b)                              55,100       2,418,339
Watson Pharmaceuticals, Inc.
  (a)                                  30,600         946,764
                                                -------------

                                                    3,365,103
                                                -------------

REAL ESTATE INVESTMENT TRUSTS 5.0%
Corporate Office Properties
  Trust                                24,700         754,832
Equity Residential                     18,400         421,176
HCP, Inc.                              45,600       1,000,920
Health Care REIT, Inc.                 29,400       1,001,658
Highwoods Properties, Inc.             82,163       1,971,090
Public Storage                         15,900       1,063,074
Realty Income Corp.                    17,400         388,542
                                                -------------

                                                    6,601,292
                                                -------------

ROAD & RAIL 0.8%
Werner Enterprises, Inc.               61,700       1,008,795
                                                -------------


SPECIALTY RETAIL 7.6%

V  American Eagle Outfitters,
  Inc.                                187,900       2,784,678
V  Gap, Inc. (The)                    176,900       2,749,026
TJX Cos., Inc.                         77,000       2,153,690
Tractor Supply Co. (a)                 57,200       2,309,736
                                                -------------

                                                    9,997,130
                                                -------------

THRIFTS & MORTGAGE FINANCE 3.1%

V  NewAlliance Bancshares,
  Inc.                                268,200       3,462,462
People's United Financial,
  Inc.                                 40,700         635,734
                                                -------------

                                                    4,098,196
                                                -------------

TRADING COMPANIES & DISTRIBUTORS 1.3%
WESCO International, Inc. (a)          66,600       1,731,600
                                                -------------
Total Common Stocks
  (Cost $160,819,305)                             127,168,121
                                                -------------




                                    PRINCIPAL
                                       AMOUNT

SHORT-TERM INVESTMENT 3.0%
-------------------------------------------------------------

REPURCHASE AGREEMENT 3.0%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $3,915,616
  (Collateralized by a United
  States Treasury Bill with a
  zero coupon rate and a
  maturity date of 5/28/09,
  with a Principal Amount of
  $3,995,000 and a Market
  Value of $3,995,000)             $3,915,610       3,915,610
                                                -------------
Total Short-Term Investment
  (Cost $3,915,610)                                 3,915,610
                                                -------------
Total Investments
  (Cost $164,734,915) (c)                99.1%    131,083,731
Cash and Other Assets,
  Less Liabilities                        0.9       1,238,841
                                        -----    ------------
Net Assets                              100.0%  $ 132,322,572
                                        =====    ============






(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At April 30, 2009, cost is $165,412,202
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  6,927,689
Gross unrealized depreciation       (41,256,160)
                                   ------------
Net unrealized depreciation        $(34,328,471)
                                   ============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices              $127,168,121
Level 2--Other Significant
  Observable Inputs                    3,915,610
Level 3--Significant Unobservable
  Inputs                                      --
                                    ------------
Total                               $131,083,731
                                    ============




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).



12    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $164,734,915)     $131,083,731
Receivables:
  Investment securities sold            1,827,535
  Dividends and interest                  154,345
  Fund shares sold                        102,090
Other assets                               46,462
                                     ------------
     Total assets                     133,214,163
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         314,276
  Transfer agent (See Note 3)             236,022
  Fund shares redeemed                    177,892
  NYLIFE Distributors (See Note 3)         63,302
  Manager (See Note 3)                     38,930
  Professional fees                        24,480
  Shareholder communication                22,996
  Custodian                                 6,265
  Trustees                                  1,430
Accrued expenses                            5,998
                                     ------------
     Total liabilities                    891,591
                                     ------------
Net assets                           $132,322,572
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    153,537
Additional paid-in capital            202,989,539
                                     ------------
                                      203,143,076
Accumulated undistributed net
  investment income                       791,544
Accumulated net realized loss on
  investments                         (37,960,864)
Net unrealized depreciation on
  investments                         (33,651,184)
                                     ------------
Net assets                           $132,322,572
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 29,391,171
                                     ============
Shares of beneficial interest
  outstanding                           3,331,664
                                     ============
Net asset value per share
  outstanding                        $       8.82
Maximum sales charge (5.50% of
  offering price)                            0.51
                                     ------------
Maximum offering price per share
  outstanding                        $       9.33
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 42,038,437
                                     ============
Shares of beneficial interest
  outstanding                           4,760,497
                                     ============
Net asset value per share
  outstanding                        $       8.83
Maximum sales charge (5.50% of
  offering price)                            0.51
                                     ------------
Maximum offering price per share
  outstanding                        $       9.34
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 49,109,709
                                     ============
Shares of beneficial interest
  outstanding                           5,858,273
                                     ============
Net asset value and offering price
  per share outstanding              $       8.38
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 11,459,396
                                     ============
Shares of beneficial interest
  outstanding                           1,367,154
                                     ============
Net asset value and offering price
  per share outstanding              $       8.38
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    218,472
                                     ============
Shares of beneficial interest
  outstanding                              24,361
                                     ============
Net asset value and offering price
  per share outstanding              $       8.97
                                     ============
CLASS R1
Net assets applicable to
  outstanding shares                 $     47,126
                                     ============
Shares of beneficial interest
  outstanding                               5,234
                                     ============
Net asset value and offering price
  per share outstanding              $       9.00
                                     ============
CLASS R2
Net assets applicable to
  outstanding shares                 $     58,261
                                     ============
Shares of beneficial interest
  outstanding                               6,564
                                     ============
Net asset value and offering price
  per share outstanding              $       8.88
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  1,961,606
  Interest                                  3,436
                                     ------------
     Total income                       1,965,042
                                     ------------
EXPENSES:
  Manager (See Note 3)                    481,319
  Transfer agent--Investor Class
     (See Note 3)                          90,984
  Transfer agent--Class A (See Note
     3)                                    69,789
  Transfer agent--Class B and C
     (See Note 3)                         217,421
  Transfer agent--Classes I, R1 and
     R2 (See Note 3)                          487
  Distribution--Class B (See Note
     3)                                   187,390
  Distribution--Class C (See Note
     3)                                    45,829
  Distribution/Service--Investor
     Class (See Note 3)                    32,703
  Distribution/Service--Class A
     (See Note 3)                          54,004
  Service--Class B (See Note 3)            62,463
  Service--Class C (See Note 3)            15,276
  Distribution/Service--Class R2
     (See Note 3)                             100
  Shareholder communication                51,810
  Registration                             50,405
  Professional fees                        30,858
  Custodian                                 4,927
  Trustees                                  4,127
  Shareholder service--Class R1
     (See Note 3)                               4
  Shareholder service--Class R2
     (See Note 3)                              40
  Miscellaneous                            13,822
                                     ------------
     Total expenses before waiver       1,413,758
  Expense waiver from Manager (See
     Note 3)                             (279,767)
                                     ------------
     Net expenses                       1,133,991
                                     ------------
Net investment income                     831,051
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (18,062,602)
Net change in unrealized
  depreciation on investments          12,743,025
                                     ------------
Net realized and unrealized loss on
  investments                          (5,319,577)
                                     ------------
Net decrease in net assets
  resulting from operations          $ (4,488,526)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $5,287.



14    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $    831,051   $   1,857,718
 Net realized loss on
  investments                   (18,062,602)    (20,186,503)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 12,743,025     (82,861,778)
                               ----------------------------
 Net decrease in net assets
  resulting from operations      (4,488,526)   (101,190,563)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                 (483,734)             --
    Class A                        (847,358)       (664,756)
    Class B                        (374,638)             --
    Class C                         (93,239)             --
    Class I                          (5,410)        (12,595)
    Class R1                            (51)            (19)
    Class R2                         (1,339)           (155)
                               ----------------------------
                                 (1,805,769)       (677,525)
                               ----------------------------
 From net realized gain on investments:
    Class A                              --     (23,805,494)
    Class B                              --     (21,191,594)
    Class C                              --      (5,308,932)
    Class I                              --        (191,114)
    Class R1                             --            (326)
    Class R2                             --          (3,674)
                               ----------------------------
                                         --     (50,501,134)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (1,805,769)    (51,178,659)
                               ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                          5,958,481      31,529,820
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               1,688,384      47,102,319
 Cost of shares redeemed        (20,452,465)   (109,650,790)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (12,805,600)    (31,018,651)
                               ----------------------------
    Net decrease in net
     assets                     (19,099,895)   (183,387,873)

NET ASSETS:
Beginning of period             151,422,467     334,810,340
                               ----------------------------
End of period                  $132,322,572   $ 151,422,467
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $    791,544   $   1,766,262
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                         INVESTOR CLASS
                                   --------------------------
                                                 FEBRUARY 28,
                                   SIX MONTHS       2008**
                                      ENDED         THROUGH
                                    APRIL 30,     OCTOBER 31,

                                   --------------------------
                                      2009*          2008
Net asset value at beginning of
  period                             $  9.17        $ 13.27
                                     -------        -------
Net investment income                   0.06 (a)       0.09 (a)
Net realized and unrealized gain
  (loss) on investments                (0.25)         (4.19)
                                     -------        -------
Total from investment operations       (0.19)         (4.10)
                                     -------        -------
Less dividends and distributions:
  From net investment income           (0.16)            --
  From net realized gain on
     investments                          --             --
                                     -------        -------
Total dividends and distributions      (0.16)            --
                                     -------        -------
Net asset value at end of period     $  8.82        $  9.17
                                     =======        =======
Total investment return (b)            (2.01%)(c)    (30.90%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 1.56% ++       1.08% ++
  Net expenses                          1.40% ++       1.40% ++
  Expenses (before
     waiver/reimbursement)              1.91% ++       1.54% ++
Portfolio turnover rate                   17%            50%
Net assets at end of period (in
  000's)                             $29,391        $28,174




                                                          CLASS B
                           ---------------------------------------------------------------------

                           SIX MONTHS
                              ENDED
                            APRIL 30,                     YEAR ENDED OCTOBER 31,

                           ---------------------------------------------------------------------
                              2009*        2008       2007        2006        2005        2004
Net asset value at
  beginning of period        $  8.65     $ 16.53    $  17.77    $  16.59    $  15.41    $  13.34
                             -------     -------    --------    --------    --------    --------
Net investment income
  (loss)                        0.03 (a)    0.04 (a)   (0.02)(a)   (0.03)(a)   (0.10)      (0.07)
Net realized and
  unrealized gain (loss)
  on investments               (0.24)      (5.30)       1.33        2.38        1.52        2.14
                             -------     -------    --------    --------    --------    --------
Total from investment
  operations                   (0.21)      (5.26)       1.31        2.35        1.42        2.07
                             -------     -------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.06)         --          --          --          --          --
  From net realized gain
     on investments               --       (2.62)      (2.55)      (1.17)      (0.24)         --
                             -------     -------    --------    --------    --------    --------
Total dividends and
  distributions                (0.06)      (2.62)      (2.55)      (1.17)      (0.24)         --
                             -------     -------    --------    --------    --------    --------
Net asset value at end of
  period                     $  8.38     $  8.65    $  16.53    $  17.77    $  16.59    $  15.41
                             =======     =======    ========    ========    ========    ========
Total investment return
  (b)                          (2.41%)(c) (37.45%)      7.82%      14.82%       9.27%      15.52%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                     0.84% ++    0.35%      (0.10%)     (0.17%)     (0.58%)     (0.48%)
  Net expenses                  2.15% ++    2.10%       2.05%       2.09%       2.10%       2.18%
  Expenses (before
     waiver/reimburse-
     ment)                      2.67% ++    2.23%       2.10%       2.18%       2.17%       2.18%
Portfolio turnover rate           17%         50%         54%         44%         49%         33%
Net assets at end of
  period (in 000's)          $49,110     $58,429    $135,958    $156,043    $207,348    $191,390




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumed the reinvestment of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)  Total return is not annualized.





16    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   Class A
           ---------------------------------------------------------------------------------------

           Six months
              ended
            April 30,                               Year ended October 31,
           ---------------------------------------------------------------------------------------
              2009*           2008             2007           2006           2005           2004
             $  9.18        $ 17.31          $  18.43       $  17.04       $  15.71       $  13.50
             -------        -------          --------       --------       --------       --------
                0.07 (a)       0.15 (a)          0.11 (a)       0.09 (a)       0.03           0.03
               (0.26)         (5.60)             1.37           2.47           1.54           2.18
             -------        -------          --------       --------       --------       --------
               (0.19)         (5.45)             1.48           2.56           1.57           2.21
             -------        -------          --------       --------       --------       --------

               (0.16)         (0.06)            (0.05)            --             --             --
                  --          (2.62)            (2.55)         (1.17)         (0.24)            --
             -------        -------          --------       --------       --------       --------
               (0.16)         (2.68)            (2.60)         (1.17)         (0.24)            --
             -------        -------          --------       --------       --------       --------
             $  8.83        $  9.18          $  17.31       $  18.43       $  17.04       $  15.71
             =======        =======          ========       ========       ========       ========
               (1.96%)(c)    (36.93%)            8.61%         15.70%         10.06%         16.37%

                1.68% ++       1.16%             0.64%          0.54%          0.17%          0.27%
                1.30% ++       1.29%             1.30%          1.34%          1.35%          1.43%
                1.54% ++       1.40%             1.35%          1.43%          1.42%          1.43%
                  17%            50%               54%            44%            49%            33%
             $42,038        $49,730          $162,745       $171,908       $127,680       $116,396




                                                 Class C
           -----------------------------------------------------------------------------------

           Six months
              ended
            April 30,                             Year ended October 31,
           -----------------------------------------------------------------------------------
              2009*           2008             2007          2006          2005          2004
             $  8.65        $ 16.52          $ 17.77       $ 16.59       $ 15.41       $ 13.34
             -------        -------          -------       -------       -------       -------
                0.03 (a)       0.04 (a)        (0.02)(a)     (0.03)(a)     (0.10)        (0.07)
               (0.24)         (5.29)            1.32          2.38          1.52          2.14
             -------        -------          -------       -------       -------       -------
               (0.21)         (5.25)            1.30          2.35          1.42          2.07
             -------        -------          -------       -------       -------       -------

               (0.06)            --               --            --            --            --
                  --          (2.62)           (2.55)        (1.17)        (0.24)           --
             -------        -------          -------       -------       -------       -------
               (0.06)         (2.62)           (2.55)        (1.17)        (0.24)           --
             -------        -------          -------       -------       -------       -------
             $  8.38        $  8.65          $ 16.52       $ 17.77       $ 16.59       $ 15.41
             =======        =======          =======       =======       =======       =======
               (2.41%)(c)    (37.41%)           7.75%        14.82%         9.27%        15.52%

                0.84% ++       0.35%           (0.10%)       (0.19%)       (0.58%)       (0.48%)
                2.15% ++       2.10%            2.05%         2.09%         2.10%         2.18%
                2.67% ++       2.23%            2.10%         2.18%         2.17%         2.18%
                  17%            50%              54%           44%           49%           33%
             $11,459        $14,509          $34,799       $39,899       $42,654       $39,884




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                          CLASS I
                            ------------------------------------------------------------------
                                                                                    JANUARY 2,
                            SIX MONTHS                                                2004**
                               ENDED                                                 THROUGH
                             APRIL 30,            YEAR ENDED OCTOBER 31,           OCTOBER 31,

                            ------------------------------------------------------------------
                               2009*        2008      2007      2006      2005         2004
Net asset value at
  beginning of period         $ 9.35      $ 17.60    $18.63    $17.16    $15.76       $14.81
                              ------      -------    ------    ------    ------       ------
Net investment income
  (loss)                        0.09 (a)     0.22 (a)  0.21 (a)  0.16 (a)  0.04         0.07
Net realized and
  unrealized gain (loss)
  on investments               (0.26)       (5.70)     1.39      2.48      1.60         0.88
                              ------      -------    ------    ------    ------       ------
Total from investment
  operations                   (0.17)       (5.48)     1.60      2.64      1.64         0.95
                              ------      -------    ------    ------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                    (0.21)       (0.15)    (0.08)       --        --           --
  From net realized gain
     on investments               --        (2.62)    (2.55)    (1.17)    (0.24)          --
                              ------      -------    ------    ------    ------       ------
Total dividends and
  distributions                (0.21)       (2.77)    (2.63)    (1.17)    (0.24)          --
                              ------      -------    ------    ------    ------       ------
Net asset value at end of
  period                      $ 8.97      $  9.35    $17.60    $18.63    $17.16       $15.76
                              ======      =======    ======    ======    ======       ======
Total investment return
  (b)                          (1.63%)(c)  (36.65%)    9.24%    16.08%    10.48%        6.41%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         2.18% ++     1.62%     1.16%     0.09%     0.37%        0.70%++
  Net expenses                  0.78% ++     0.78%     0.77%     0.99%     0.99%        1.00%++
  Expenses (before
     waiver/reimbursement)      1.29% ++     0.93%     0.81%     1.09%     1.06%        1.00%++
Portfolio turnover rate           17%          50%       54%       44%       49%          33%
Net assets at end of
  period (in 000's)           $  218      $   216    $1,283    $  682    $  584       $    1




                                                         CLASS R2
                            ------------------------------------------------------------------
                                                                                    JANUARY 2,
                            SIX MONTHS                                                2004**
                               ENDED                                                 THROUGH
                             APRIL 30,            YEAR ENDED OCTOBER 31,           OCTOBER 31,

                            ------------------------------------------------------------------
                               2009*        2008      2007      2006      2005         2004
Net asset value at
  beginning of period         $ 9.24      $ 17.42    $18.44    $17.04    $15.71       $14.81
                              ------      -------    ------    ------    ------       ------
Net investment income
  (loss)                        0.09 (a)     0.20 (a)  0.15 (a)  0.13 (a)  0.01        (0.02)
Net realized and
  unrealized gain (loss)
  on investments               (0.27)       (5.67)     1.38      2.44      1.56         0.92
                              ------      -------    ------    ------    ------       ------
Total from investment
  operations                   (0.18)       (5.47)     1.53      2.57      1.57         0.90
                              ------      -------    ------    ------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                    (0.18)       (0.09)       --        --        --           --
  From net realized gain
     on investments               --        (2.62)    (2.55)    (1.17)    (0.24)          --
                              ------      -------    ------    ------    ------       ------
Total dividends and
  distributions                (0.18)       (2.71)    (2.55)    (1.17)    (0.24)          --
                              ------      -------    ------    ------    ------       ------
Net asset value at end of
  period                      $ 8.88      $  9.24    $17.42    $18.44    $17.04       $15.71
                              ======      =======    ======    ======    ======       ======
Total investment return
  (b)                          (1.86%)(c)  (36.82%)    8.84%    15.77%    10.06%        6.08%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         2.06% ++     1.79%     0.84%     0.77%     0.09%        0.26%++
  Net expenses                  1.13% ++     1.13%     1.12%     1.23%     1.34%        1.44%++
  Expenses (before
     waiver/reimbursement)      1.64% ++     1.43%     1.16%     1.28%     1.41%        1.44%++
Portfolio turnover rate           17%          50%       54%       44%       49%          33%
Net assets at end of
  period (in 000's)           $   58      $   361    $   24    $   13    $3,564       $  837




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumed the reinvestment of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)  Total return is not annualized.





18    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 Class R1
           ------------------------------------------------------------------------------------
                                                                                     January 2,
           Six months                                                                  2004**
              ended                                                                   through
            April 30,                     Year ended October 31,                    October 31,
           ------------------------------------------------------------------------------------

              2009*           2008            2007         2006         2005            2004
             $ 9.37         $ 17.64          $18.61       $17.14       $15.76          $14.81
             ------         -------          ------       ------       ------          ------
               0.09 (a)        0.21 (a)        0.19 (a)     0.19 (a)     0.07           (0.01)
              (0.27)          (5.73)           1.39         2.45         1.55            0.96
             ------         -------          ------       ------       ------          ------
              (0.18)          (5.52)           1.58         2.64         1.62            0.95
             ------         -------          ------       ------       ------          ------

              (0.19)          (0.13)             --           --           --              --
                 --           (2.62)          (2.55)       (1.17)       (0.24)             --
             ------         -------          ------       ------       ------          ------
              (0.19)          (2.75)          (2.55)       (1.17)       (0.24)             --
             ------         -------          ------       ------       ------          ------
             $ 9.00         $  9.37          $17.64       $18.61       $17.14          $15.76
             ======         =======          ======       ======       ======          ======
              (1.89%)(c)     (36.64%)          9.06%       16.11%       10.35%           6.41%(c)

               2.24% ++        1.60%           1.06%        1.11%        0.43%           0.56%++
               0.88% ++        0.88%           0.87%        0.95%        1.09%           1.14%++
               1.39% ++        1.10%           0.92%        1.01%        1.16%           1.14%++
                 17%             50%             54%          44%          49%             33%
             $   47         $     2          $    2       $    1       $1,170          $1,075




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Mid Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1 and Class R2 are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use


20    MainStay Mid Cap Value Fund
of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective

                                                   mainstayinvestments.com    21
interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5.)

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.



22    MainStay Mid Cap Value Fund

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(K) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.02% increase in the management fee. This increase was offset by a 0.02% decrease in "Other Expenses."


                                                   mainstayinvestments.com    23

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class B, 2.15%; Class C, 2.15%; Class I, 0.78%; Class R1, 0.88% and
Class R2, 1.13%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $481,319 and waived its fees in the amount of $279,767.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                          OCTOBER 31,
      2009           2010             2011             2012           TOTAL
 $347,680          $169,320         $301,847         $279,767      $1,098,614
-----------------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $7,563 and $2,690, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $23, $84, $32,498 and $334, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent


24    MainStay Mid Cap Value Fund
expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $378,681.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                              $270    0.0%++
------------------------------------------------
Class C                               141    0.0++
------------------------------------------------
Class I                               929    0.4
------------------------------------------------
Class R1                              924    2.0
------------------------------------------------
Class R2                              912    1.6
------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $5,131.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $19,220,975 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $19,221
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                    $   564,124
  Long-Term Capital Gains             50,614,535
------------------------------------------------
Total                                $51,178,659
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $22,599 and $31,490, respectively.


                                                   mainstayinvestments.com    25

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      161,502   $  1,349,235
Shares issued to
  shareholders in
  reinvestment of dividends       58,091        481,578
Shares redeemed                 (384,023)    (3,165,542)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (164,430)    (1,334,729)
Shares converted into
  Investor Class (See Note
  1)                             437,392      3,441,688
Shares converted from
  Investor Class (See Note
  1)                             (13,281)      (113,523)
                              -------------------------
Net increase                     259,681   $  1,993,436
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      915,410   $ 12,339,950
Shares redeemed                 (586,520)    (7,231,437)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     328,890      5,108,513
Shares converted into
  Investor Class (See Note
  1)                           2,998,476     38,193,047
Shares converted from
  Investor Class (See Note
  1)                            (255,383)    (3,136,537)
                              -------------------------
Net increase                   3,071,983   $ 40,165,023
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      268,754   $  2,250,822
Shares issued to
  shareholders in
  reinvestment of dividends       93,422        775,410
Shares redeemed                 (909,811)    (7,520,484)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (547,635)    (4,494,252)
Shares converted into Class
  A (See Note 1)                 155,275      1,278,532
Shares converted from Class
  A (See Note 1)                (265,191)    (2,156,004)
                              -------------------------
Net decrease                    (657,551)  $ (5,371,724)
                              =========================
Year ended October 31, 2008:
Shares sold                      795,052   $ 10,349,426
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,622,581     23,038,078
Shares redeemed               (4,445,180)   (58,510,767)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,027,547)   (25,123,263)
Shares converted into Class
  A (See Note 1)                 808,274     10,469,438
Shares converted from Class
  A (See Note 1)              (2,761,879)   (35,147,882)
                              -------------------------
Net decrease                  (3,981,152)  $(49,801,707)
                              =========================

 CLASS B                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      240,267   $  1,914,448
Shares issued to
  shareholders in
  reinvestment of dividends       44,194        349,162
Shares redeemed                 (850,241)    (6,635,233)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (565,780)    (4,371,623)
Shares converted from Class
  B (See Note 1)                (332,155)    (2,450,693)
                              -------------------------
Net decrease                    (897,935)  $ (6,822,316)
                              =========================
Year ended October 31, 2008:
Shares sold                      505,782   $  6,239,126
Shares issued to
  shareholders in
  reinvestment of
  distributions                1,456,621     19,562,217
Shares redeemed               (2,598,995)   (31,706,864)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (636,592)    (5,905,521)
Shares converted from Class
  B (See Note 1)                (834,201)   (10,378,066)
                              -------------------------
Net decrease                  (1,470,793)  $(16,283,587)
                              =========================

 CLASS C                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       45,077   $    363,517
Shares issued to
  shareholders in
  reinvestment of dividends        9,549         75,434
Shares redeemed                 (365,427)    (2,828,764)
                              -------------------------
Net decrease                    (310,801)  $ (2,389,813)
                              =========================
Year ended October 31, 2008:
Shares sold                      161,511   $  2,035,077
Shares issued to
  shareholders in
  reinvestment of
  distributions                  319,743      4,294,141
Shares redeemed                 (909,402)   (11,277,201)
                              -------------------------
Net decrease                    (428,148)  $ (4,947,983)
                              =========================

 CLASS I                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                        3,801   $     33,244
Shares issued to
  shareholders in
  reinvestment of dividends          643          5,410
Shares redeemed                   (3,168)       (26,058)
                              -------------------------
Net increase                       1,276   $     12,596
                              =========================
Year ended October 31, 2008:
Shares sold                        5,115   $     71,086
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               14,080        203,709
Shares redeemed                  (68,963)      (917,537)
                              -------------------------
Net decrease                     (49,768)  $   (642,742)
                              =========================



26    MainStay Mid Cap Value Fund

 CLASS R1                         SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                        4,991   $     44,025
Shares issued to
  shareholders in
  reinvestment of dividends            6             51
                              -------------------------
Net increase                       4,997   $     44,076
                              =========================
Year ended October 31, 2008:
Shares sold                           95   $      1,187
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   24            345
Shares redeemed                       (1)           (10)
                              -------------------------
Net increase                         118   $      1,522
                              =========================

 CLASS R2                         SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                          387   $      3,190
Shares issued to
  shareholders in
  reinvestment of dividends          161          1,339
Shares redeemed                  (33,115)      (276,384)
                              -------------------------
Net decrease                     (32,567)  $   (271,855)
                              =========================
Year ended October 31, 2008:
Shares sold                       38,016   $    493,968
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  268          3,829
Shares redeemed                     (512)        (6,974)
                              -------------------------
Net increase                      37,772   $    490,823
                              =========================





NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 10--SUBSEQUENT EVENT:

At a meeting held on June 23, 2009, the Board approved the Fund's reorganization with and into the MainStay ICAP Select Equity Fund, subject to approval by shareholders of the Fund at a special meeting to be held on or about October 16, 2009. On or about August 26, 2009, shareholders will receive a proxy statement/prospectus containing further information regarding the MainStay ICAP Select Equity Fund and the proposed reorganization.

In connection with this proposed reorganization, the Board terminated MacKay Shields as the Fund's subadvisor and approved the appointment of Tony Elavia, a Senior Managing Director at New York Life Investments, as portfolio manager of the Fund, both effective June 29, 2009.



                                                   mainstayinvestments.com    27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



28    MainStay Mid Cap Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550


NYLIM-AO15883         (RECYCLE LOGO)            MS140-09           MSMV10-06/09
                                                                             19

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MONEY MARKET FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President





                        Not part of the Semiannual Report

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MONEY MARKET FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        26
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       26

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS OF THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, AS DISCUSSED IN NOTE 7.


INVESTOR CLASS SHARES(2,3)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
                            0.11%    0.91%    2.80%    2.85%

7-DAY CURRENT YIELD: 0.05%




(PERFORMANCE GRAPH)

                                                    AVERAGE LIPPER
                                  MAINSTAY MONEY     MONEY MARKET
                                    MARKET FUND          FUND
                                  --------------    --------------
4/30/99                                10000             10000
                                       10497             10480
                                       11107             11069
                                       11378             11317
                                       11489             11416
                                       11539             11462
                                       11673             11588
                                       12053             11949
                                       12611             12493
                                       13131             12994
4/30/09                                13250             13157






CLASS A SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
                            0.15%    1.02%    2.83%    2.87%

7-DAY CURRENT YIELD: 0.05%




(PERFORMANCE GRAPH)

                                                    AVERAGE LIPPER
                                  MAINSTAY MONEY     MONEY MARKET
                                    MARKET FUND          FUND
                                  --------------    --------------
4/30/99                                25000             25000
                                       26243             26201
                                       27767             27672
                                       28446             28293
                                       28723             28540
                                       28846             28655
                                       29183             28970
                                       30132             29871
                                       31528             31233
                                       32832             32486
4/30/09                                33167             32893






CLASS B SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
                            0.11%    0.91%    2.81%    2.86%

7-DAY CURRENT YIELD: 0.05%




(PERFORMANCE GRAPH)

                                                    AVERAGE LIPPER
                                  MAINSTAY MONEY     MONEY MARKET
                                    MARKET FUND          FUND
                                  --------------    --------------
4/30/99                                10000             10000
                                       10497             10480
                                       11107             11069
                                       11378             11317
                                       11489             11416
                                       11539             11462
                                       11673             11588
                                       12053             11949
                                       12611             12493
                                       13132             12994
4/30/09                                13252             13157




1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes. Effective September 15, 2008, no minimum initial investment with no minimum subsequent investment is required for Class A shares of the Money Market Fund if all of your other accounts with any MainStay Fund contain Class A shares only. Additionally, please note that if at any time you hold any class of shares other than Class A shares of any MainStay Fund, your holdings in the Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features. Investor Class shares and Class A, B and C shares are sold with no initial sales charge or contingent deferred sales charge ("CDSC") and have no annual 12b-1 fees. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--NO SALES CHARGES
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
                            0.11%    0.91%    2.81%    2.86%

7-DAY CURRENT YIELD: 0.05%




(PERFORMANCE GRAPH)

                                AVERAGE LIPPER
              MAINSTAY MONEY     MONEY MARKET
                MARKET FUND          FUND
              --------------    --------------
4/30/99            10000             10000
                   10497             10480
                   11107             11069
                   11378             11317
                   11489             11416
                   11539             11462
                   11673             11588
                   12053             11949
                   12611             12493
                   13132             12994
4/30/09            13252             13157







 BENCHMARK PERFORMANCE                   SIX      ONE     FIVE     TEN
                                       MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------------------------
Average Lipper money market fund(4)
                                        0.30%    1.21%    2.73%    2.78%



   the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. As of April 30, 2009, MainStay Money Market Fund had an effective 7-day yield of 0.05%, 0.05%, 0.05% and 0.05% for Investor Class, Class A, B and C shares, respectively. The 7-day current yield was 0.05%, 0.05%, 0.05% and 0.05% for Investor Class, Class A, B and C shares, respectively. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been -0.41%, -0.18%, -0.41% and -0.41% for Investor Class, Class A, B and C shares, respectively, and the 7-day current yield would have been -0.41% for Investor Class, -0.18% for Class A, -0.41% for Class B and -0.41% for Class C. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The current yield reflects the Fund's earnings better than does the Fund's total return.
3. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A Shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4. The average Lipper money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Money Market Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MONEY MARKET FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,001.10        $2.98          $1,021.80         $3.01
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,001.50        $2.68          $1,022.10         $2.71
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,001.10        $3.03          $1,021.80         $3.06
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,001.10        $3.08          $1,021.70         $3.11
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.60% for Investor Class, 0.54% for Class A, 0.61% for Class B and 0.62% for Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                46.1
U.S. Government & Federal Agencies              31.9
Repurchase Agreements                           11.2
Corporate Bonds                                  8.4
Asset-Backed Securities                          2.2
Yankee Bond                                      0.3
Liabilities in Excess of Cash and Other
  Assets                                        (0.1)





See Portfolio of Investments on page 11 for specific holdings within these categories.



8    MainStay Money Market Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID E. CLEMENT, CFA, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY MONEY MARKET FUND PERFORM RELATIVE TO ITS PEERS DURING THE SIX MONTHS ENDED APRIL 30, 2009?

As of April 30, 2009, MainStay Money Market Fund had a 7-day current yield of 0.05% for Investor Class shares, Class A shares, Class B and Class C shares. As of the same date, the Fund had a 7-day effective yield of 0.05% for all share classes. For the six months ended April 30, 2009, MainStay Money Market Fund returned 0.11% for Investor Class shares, 0.15% for Class A shares and 0.11% for Class B and Class C shares. All share classes underperformed the 0.30% return of the average Lipper(2) money market fund for the six months ended April 30, 2009.

WERE THERE CHANGES IN THE FUND'S PORTFOLIO MANAGEMENT DURING THE REPORTING
PERIOD?

Effective March 2, 2009, the Subadvisory Agreement between the Manager and MacKay Shields LLC, the Fund's Subadvisor, was terminated. At the same time, David E. Clement, CFA, and Thomas J. Girard of New York Life Investments became the Fund's portfolio managers and assumed day-to-day portfolio management responsibilities for the Fund.

WHAT FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

From November 2008 through early January 2009, the Fund maintained a shorter duration than it normally would when interest rates are expected to fall. This was largely responsible for the Fund's underperformance as compared to its Lipper peers. Throughout the reporting period, the Fund benefited from active participation in the market for fixed- and floating-rate securities with government backing.

WHAT ECONOMIC AND MARKET FORCES AFFECTED THE FUND DURING THE REPORTING PERIOD?

The Federal Open Market Committee (FOMC) continued to lower the federal funds target rate during the reporting period. On December 16, 2008, the FOMC reduced the target rate from 1.00% to a target range of 0% to 0.25%. This was the first time that the FOMC used a target range instead of a target rate. The primary risks that the Fund faced during the reporting period were a weak economy and low short-term interest rates.

HOW DID YOU MANAGE THE FUND'S DURATION DURING THE REPORTING PERIOD?

As noted above, from November 2008 into early January 2009, the Fund maintained a duration that was shorter than we would usually maintain when interest rates are expected to fall. During this initial portion of the reporting period, the Fund's duration was 45 to 55 days, compared to a typical range of 60 to 70 days when interest rates are expected to fall. The decision was made in response to reduced market liquidity.

While this duration strategy provided ample cash to handle redemptions without disruptions to shareholders, it did reduce the Fund's yield. Once liquidity began to return to the short-term markets in mid-January, the Fund began to slowly increase its duration in an effort to lock in higher yields.

WHICH POSITIONS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, the Fund benefited from its exposure to government-backed securities. In the floating-rate security sector, we invested in bonds backed by the Federal Deposit Insurance Corporation (FDIC), including securities issued by Bank of

----------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS AS DISCUSSED IN NOTE 7.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. The Fund's principal investments include variable-rate notes, floaters and mortgage-related and asset-backed securities. If the Fund's Manager is incorrect about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of such investments could result in a loss. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.

                                                    mainstayinvestments.com    9

America, General Electric Capital and SunTrust Bank (all due December 2010).

In the fixed-rate sector, the Fund was able to extend its duration by investing in the short-term agency coupon sector. Holdings in this area included securities issued by the Federal Farm Credit Bank (due May 2010) and the Federal Home Loan Bank (due April 2010).

WHAT WAS THE FUND'S DOLLAR-WEIGHTED AVERAGE MATURITY AT THE END OF THE REPORTING PERIOD?

At the end of the reporting period, the average maturity of the Fund's investments was approximately 67 days.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Money Market Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED



                                   PRINCIPAL       AMORTIZED
                                      AMOUNT            COST
SHORT-TERM INVESTMENTS 100.1%+
------------------------------------------------------------

ASSET-BACKED SECURITIES 2.2%
CNH Equipment Trust
  Series 2009-A, Class A1
  1.736%, due 4/15/10 (a)        $ 2,154,269   $   2,154,269
Ford Credit Auto Owner Trust
  Series 2009-A, Class A1
  1.861%, due 4/15/10 (b)          5,440,154       5,440,154
Huntington Auto Trust
  Series 2009-1A, Class A1
  1.988%, due 4/15/10 (b)          2,138,367       2,138,367
Nissan Auto Receivables Owner
  Trust
  Series 2009-A, Class A1
  1.764%, due 4/15/10 (a)          3,464,816       3,464,816
                                               -------------
                                                  13,197,606

                                               -------------

COMMERCIAL PAPER 46.1%
Abbott Laboratories
  0.20%, due 5/22/09 (b)(c)        3,800,000       3,799,668
Air Products & Chemicals,
  Inc.
  0.21%, due 5/6/09 (b)(c)         3,000,000       2,999,950
  0.448%, due 6/8/09 (b)(c)        2,600,000       2,599,341
  0.483%, due 6/12/09 (b)(c)       5,075,000       5,073,816
American Water Capital Corp.
  0.45%, due 5/15/09 (b)(c)        4,000,000       3,998,211
Basin Electric Power
  Cooperative
  0.303%, due 5/19/09 (b)(c)       4,000,000       3,999,200
  0.405%, due 6/3/09 (b)(c)        4,000,000       3,999,083
BP Capital Markets PLC
  0.496%, due 11/3/09 (b)(c)       7,000,000       6,967,450
Brown-Forman Corp.
  0.33%, due 5/11/09 (b)(c)        3,810,000       3,809,545
Campbell Soup Co.
  0.238%, due 6/3/09 (b)(c)        1,250,000       1,249,748
Cargill, Inc.
  0.33%, due 5/11/09 (b)(c)        5,000,000       4,999,820
Chevron Corp.
  0.20%, due 5/11/09 (c)           7,350,000       7,348,979
Clorox Co. (The)
  0.53%, due 5/21/09 (b)(c)        1,000,000         999,667
Coca-Cola Co. (The)
  0.23%, due 5/26/09 (b)(c)       10,150,000      10,148,590
  0.28%, due 7/27/09 (b)(c)        5,000,000       4,997,342
Colgate Palmolive Co.
  0.20%, due 5/27/09 (b)(c)        3,600,000       3,599,688
  0.206%, due 6/2/09 (b)(c)        3,500,000       3,499,627
ConocoPhillips
  0.23%, due 5/22/09 (b)(c)        7,000,000       6,999,183
Devon Energy Corp.
  0.435%, due 5/12/09 (b)(c)       4,000,000       3,999,206
DTE Capital Corp.
  0.43%, due 5/11/09 (b)(c)        4,000,000       3,998,778
Duke Energy Corp.
  0.557%, due 5/27/09 (c)          4,000,000       3,998,325
Eli Lilly & Co.
  0.25%, due 7/6/09 (b)(c)         7,000,000       6,993,583
Emerson Electric Co.
  0.23%, due 5/11/09 (b)(c)        2,240,000       2,239,863
EOG Resources, Inc.
  0.517%, due 5/20/09 (b)(c)       4,000,000       3,998,100
Export Development Corp.
  0.51%, due 11/9/09 (c)          11,100,000      11,049,680
Florida Power & Light Co.
  0.215%, due 5/8/09 (c)           8,000,000       7,999,813
General Dynamics Corp.
  0.21%, due 5/5/09 (b)(c)         2,000,000       1,999,938
  0.334%, due 5/22/09 (b)(c)       7,000,000       6,999,183
General Electric Capital
  Corp.
  0.20%, due 5/5/09 (c)(d)        10,625,000      10,624,469
  0.246%, due 6/26/09 (c)(d)       9,000,000       8,992,580
Hewlett-Packard Co.
  0.34%, due 6/4/09 (b)(c)         4,000,000       3,998,300
Honeywell International, Inc.
  0.33%, due 5/28/09 (b)(c)        3,100,000       3,099,535
  0.624%, due 11/2/09 (b)(c)      10,000,000       9,964,028
Kellogg Co.
  0.605%, due 6/3/09 (b)(c)        3,500,000       3,498,235
Merck & Co., Inc.
  0.241%, due 6/22/09 (c)          5,750,000       5,748,339
Microsoft Corp.
  0.20%, due 5/6/09 (b)(c)         3,782,000       3,781,921
Novartis Finance Corp.
  0.18%, due 5/7/09 (b)(c)         5,000,000       4,999,900
NSTAR
  0.334%, due 5/12/09 (b)(c)       8,000,000       7,999,633
Paccar Financial Corp.
  0.205%, due 5/12/09 (c)         12,000,000      11,999,450
Parker Hannifin Corp.
  0.21%, due 5/7/09 (b)(c)         5,000,000       4,999,792
  0.548%, due 6/18/09 (b)(c)       3,100,000       3,098,760
PepsiAmericas, Inc.
  0.43%, due 5/11/09 (b)(c)        6,250,000       6,249,566
Praxair, Inc.
  0.366%, due 5/29/09 (c)         10,800,000      10,798,908
Private Export Funding Corp.
  0.276%, due 6/2/09 (b)(c)        4,000,000       3,998,400
Procter & Gamble Co.
  0.26%, due 8/4/09 (b)(c)         8,000,000       7,986,911


+  Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                   PRINCIPAL       AMORTIZED
                                      AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Siemens Capital Co. LLC
  0.30%, due 5/21/09 (b)(c)      $ 5,000,000   $   4,999,583
Southern Co. Funding Corp.
  1.00%, due 6/1/09 (b)(c)         9,000,000       8,998,838
Transocean, Ltd.
  0.49%, due 5/18/09 (b)(c)        4,000,000       3,998,489
Tyco International Finance
  S.A.
  0.557%, due 5/27/09 (b)(c)         500,000         499,765
United Technologies Corp.
  0.608%, due 6/23/09 (b)(c)       9,350,000       9,347,935
Wal-Mart Stores, Inc.
  0.38%, due 9/21/09 (b)(c)        7,000,000       6,981,926
                                               -------------
                                                 281,030,640

                                               -------------

CORPORATE BONDS 8.4%
Bank of America Corp.
  1.761%, due 12/2/10 (a)(d)       1,000,000       1,009,479
Bank of America N.A.
  1.361%, due 9/13/10 (a)(d)       4,875,000       4,875,000
Citigroup, Inc.
  1.834%, due 12/9/10 (a)(d)       4,000,000       4,039,780
General Electric Capital
  Corp.
  1.411%, due 3/11/11 (a)(d)       3,250,000       3,250,000
  1.914%, due 12/9/10 (a)(d)       2,000,000       2,023,835
JPMorgan Chase & Co.
  1.382%, due 10/2/09 (a)          1,575,000       1,569,645
Keycorp
  1.97%, due 12/15/10 (a)(d)       5,000,000       5,059,248
PNC Funding Corp.
  0.48%, due 6/12/09 (a)           3,000,000       2,989,719
Roche Holdings, Inc.
  2.249%, due 2/25/10 (a)(b)       5,500,000       5,500,000
SunTrust Bank/Atlanta GA
  1.97%, due 12/16/10 (a)(d)       1,750,000       1,771,641
World Bank (Discount Notes)
  (zero coupon), due 5/18/09      10,000,000       9,998,347
  (zero coupon), due 6/10/09       9,000,000       8,996,000
                                               -------------
                                                  51,082,694

                                               -------------

REPURCHASE AGREEMENTS 11.2%
Bank of America N.A.
  0.14%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $23,485,091 (Collateralized
  by a U.S. Treasury Note,
  with a rate of 4.88% and a
  maturity date of 5/31/09,
  with a Principal Amount of
  $23,387,800 and a Market
  Value of $23,954,795)           23,485,000      23,485,000
Deutsche Bank Securities,
  Inc.
  0.14%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $22,300,087 (Collateralized
  by a U.S. Treasury Bill,
  with a zero coupon rate and
  maturity date of 4/8/10,
  with a Principal Amount of
  $22,846,500 and a Market
  Value of $22,746,067)           22,300,000      22,300,000
SG Americas Securities LLC
  0.14%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $22,300,087 (Collateralized
  by a U.S. Treasury Bill,
  with a rate of 2.38% and a
  maturity date of 1/15/25,
  with a Principal Amount of
  $20,043,300 and a Market
  Value of $22,746,095)           22,300,000      22,300,000
                                               -------------
                                                  68,085,000

                                               -------------

U.S. GOVERNMENT & FEDERAL AGENCIES 31.9%
Federal Farm Credit Bank
  1.05%, due 3/18/10               6,500,000       6,499,143
  1.12%, due 3/24/10               2,400,000       2,400,000
  2.75%, due 5/4/10                2,000,000       2,039,938
Federal Home Loan Bank
  0.80%, due 4/23/10               6,000,000       6,000,000
  1.10%, due 3/16/10               6,500,000       6,493,637
  1.116%, due 3/26/10 (a)          4,945,000       4,945,328
  1.211%, due 2/19/10 (a)          7,250,000       7,257,686
Federal Home Loan Bank
  (Discount Notes)
  0.279%, due 5/19/09 (c)          5,350,000       5,349,224
  0.831%, due 12/4/09 (c)          6,925,000       6,890,771
  1.05%, due 2/26/10 (c)           4,000,000       3,999,398
Federal Home Loan Mortgage
  Corporation
  1.30%, due 4/1/10                4,000,000       4,000,000
  1.375%, due 3/16/10              6,500,000       6,500,000
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  0.113%, due 2/18/10 (c)          3,000,000       2,997,279
  0.146%, due 5/5/09 (c)           5,400,000       5,399,892
  0.192%, due 5/4/09 (c)          20,350,000      20,349,576
  0.225%, due 5/6/09 (c)           8,000,000       7,999,711
  0.244%, due 5/26/09 (c)          6,125,000       6,123,937
  0.372%, due 6/24/09 (c)          7,000,000       6,996,083
  0.453%, due 8/10/09 (c)          7,000,000       6,991,163
  0.677%, due 9/21/09 (c)          7,500,000       7,480,040
Federal National Mortgage
  Association
  3.25%, due 2/10/10               4,000,000       4,068,608




12    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                   PRINCIPAL       AMORTIZED
                                      AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage
  Association (Discount
  Notes)
  0.241%, due 5/20/09 (c)        $12,050,000   $  12,048,410
  0.26%, due 5/18/09 (c)           8,000,000       7,998,980
  0.362%, due 6/17/09 (c)         16,975,000      16,966,922
  0.573%, due 8/12/09 (c)          7,075,000       7,063,462
  0.635%, due 9/1/09 (c)          12,300,000      12,273,524
United States Treasury Bills
  0.115%, due 5/14/09 (c)          2,000,000       1,999,913
  0.271%, due 5/7/09 (c)           5,000,000       4,999,740
                                               -------------
                                                 194,132,365
                                               -------------

YANKEE BOND 0.3%
Procter & Gamble
  International Funding SCA
  1.486%, due 2/8/10 (a)           1,950,000       1,950,000
                                               -------------
Total Short-Term Investments
  (Amortized Cost
  $609,478,305) (e)                    100.1%    609,478,305
Liabilities in Excess of
  Cash and Other Assets                 (0.1)       (753,730)
                                       -----    ------------
Net Assets                             100.0%  $ 608,724,575
                                       =====    ============





(a) Floating rate. Rate shown is the rate in effect at April 30, 2009.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Interest rate presented is yield to
     maturity.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(e)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.


The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $         --
Level 2--Other Significant
  Observable Inputs                   609,478,305
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $609,478,305
                                     ============




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The table below sets forth the diversification of the Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                   AMORTIZED
                                        COST    PERCENT(+)
Aerospace & Defense             $ 18,347,056           3.0%
Agriculture                        4,999,820           0.8
Automobile ABS                    11,043,337           1.8
Banks                             21,314,512           3.5
Beverages                         25,205,043           4.1
Chemicals                         21,472,015           3.5
Computers                          3,998,300           0.7
Cosmetics & Personal Care         17,036,226           2.8
Diversified Financial Services    45,888,634           7.5
Electric                          40,993,670           6.7
Electrical Components &
  Equipment                        2,239,863           0.4
Food                               4,747,983           0.8
Health Care--Services              5,500,000           0.9
Household Products & Wares           999,667           0.2
Miscellaneous--Manufacturing      26,161,698           4.3
Multi-National                    18,994,347           3.1
Oil & Gas                         33,311,407           5.5
Other ABS                          2,154,269           0.4
Pharmaceuticals                   16,541,590           2.7
Repurchase Agreements             68,085,000          11.2
Retail                             6,981,926           1.1
Software                           3,781,921           0.6
Sovereign                         11,049,680           1.8
Transportation                       499,765           0.1
U.S. Government & Federal
  Agencies                       194,132,365          31.9
Water                              3,998,211           0.7
                                ------------         -----
                                 609,478,305         100.1
Liabilities in Excess of
  Cash and Other Assets             (753,730)         (0.1)
                                ------------         -----
Net Assets                      $608,724,575         100.0%
                                ============         =====





+    Percentages indicated are based on Fund
     net assets.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (amortized cost $541,393,305)      $541,393,305
Repurchase agreement, at value
  (identified cost $68,085,000)        68,085,000
Cash                                          394
Receivables:
  Fund shares sold                      1,084,544
  Interest                                227,087
Prepaid insurance guarantee (See
  Note 7)                                  95,819
Other assets                               80,039
                                     ------------
     Total assets                     610,966,188
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                  1,723,753
  Transfer agent (See Note 3)             372,988
  Manager (See Note 3)                     71,488
  Shareholder communication                22,995
  Professional fees                        16,783
  Custodian                                14,705
  Trustees                                  2,582
Accrued expenses                            2,476
Dividend payable                           13,843
                                     ------------
     Total liabilities                  2,241,613
                                     ------------
Net assets                           $608,724,575
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $  6,087,232
Additional paid-in capital            602,638,976
                                     ------------
                                      608,726,208
Accumulated distributions in excess
  of net investment income                 (1,633)
                                     ------------
Net assets                           $608,724,575
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 75,394,638
                                     ============
Shares of beneficial interest
  outstanding                          75,397,080
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $322,396,738
                                     ============
Shares of beneficial interest
  outstanding                         322,396,666
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $167,801,416
                                     ============
Shares of beneficial interest
  outstanding                         167,797,624
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 43,131,783
                                     ============
Shares of beneficial interest
  outstanding                          43,131,877
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============







14    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $2,703,339
                                      ----------
EXPENSES:
  Manager (See Note 3)                 1,453,452
  Transfer agent--Investor Class
     (See Note 3)                        127,198
  Transfer agent--Class A (See Note
     3)                                  190,427
  Transfer agent--Classes B and C
     (See Note 3)                        393,419
  Insurance guarantee (See Note 7)       137,254
  Shareholder communication               69,921
  Professional fees                       63,664
  Registration                            63,308
  Trustees                                15,714
  Custodian                               12,678
  Miscellaneous                           18,992
                                      ----------
     Total expenses before waiver      2,546,027
  Expense waiver from Manager (See
     Note 3)                            (716,468)
                                      ----------
     Net expenses                      1,829,559
                                      ----------
Net investment income                    873,780
                                      ----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments              --
                                      ----------
Net increase in net assets resulting
  from operations                     $  873,780
                                      ==========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $     873,780   $  16,314,511
 Net realized gain on
  investments                            --          34,557
                              -----------------------------
 Net increase in net assets
  resulting from operations         873,780      16,349,068
                              -----------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                  (81,877)       (631,850)
    Class A                        (527,711)     (9,843,192)
    Class B                        (204,373)     (4,649,885)
    Class C                         (59,819)     (1,202,040)
                              -----------------------------
 Total dividends to
  shareholders                     (873,780)    (16,326,967)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        251,757,807     782,086,058
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends         807,272      15,282,265
 Cost of shares redeemed       (333,212,166)   (668,002,065)
                              -----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (80,647,087)    129,366,258
                              -----------------------------
    Net increase (decrease)
     in net assets              (80,647,087)    129,388,359

NET ASSETS:
Beginning of period             689,371,662     559,983,303
                              -----------------------------
End of period                 $ 608,724,575   $ 689,371,662
                              =============================
Accumulated distributions in
 excess of net investment
 income at end of period      $      (1,633)  $      (1,633)
                              =============================







16    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 INVESTOR CLASS
                                          ----------------------------
                                                          FEBRUARY 28,
                                          SIX MONTHS         2008**
                                             ENDED           THROUGH
                                           APRIL 30,       OCTOBER 31,

                                          ----------------------------
                                             2009*            2008
Net asset value at beginning of period      $  1.00          $  1.00
                                            -------          -------
Net investment income                          0.00 ++          0.01
Net realized and unrealized gain on
  investments                                    --             0.00 ++
                                            -------          -------
Total from investment operations               0.00 ++          0.01
                                            -------          -------
Less dividends and distributions:
  From net investment income                  (0.00)++         (0.01)
  From net realized gain on investments          --               --
                                            -------          -------
Total dividends and distributions             (0.00)++         (0.01)
                                            -------          -------
Net asset value at end of period            $  1.00          $  1.00
                                            =======          =======
Total investment return                        0.11%(a)         1.24%(a)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        0.23%++          1.67%++
  Net expenses                                 0.60%++          0.80%++
  Expenses (before waiver)                     0.92%++          0.88%++
Net assets at end of period (in 000's)      $75,395          $72,721




                                                         CLASS B
                         ----------------------------------------------------------------------
                         SIX MONTHS
                            ENDED
                          APRIL 30,                     YEAR ENDED OCTOBER 31,

                         ----------------------------------------------------------------------
                            2009*        2008        2007        2006        2005        2004
Net asset value at
  beginning of period     $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                          --------     --------    --------    --------    --------    --------
Net investment income         0.00 ++      0.03        0.05        0.04        0.02        0.01
Net realized and
  unrealized gain on
  investments                   --         0.00 ++     0.00 ++     0.00 ++     0.00 ++     0.00 ++
                          --------     --------    --------    --------    --------    --------
Total from investment
  operations                  0.00 ++      0.03        0.05        0.04        0.02        0.01
                          --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                  (0.00)++     (0.03)      (0.05)      (0.04)      (0.02)      (0.01)
  From net realized
     gain on
     investments                --           --          --          --          --       (0.00)++
                          --------     --------    --------    --------    --------    --------
Total dividends and
  distributions              (0.00)++     (0.03)      (0.05)      (0.04)      (0.02)      (0.01)
                          --------     --------    --------    --------    --------    --------
Net asset value at end
  of period               $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                          ========     ========    ========    ========    ========    ========
Total investment return       0.11%(a)     2.57%       4.69%       4.18%       2.20%       0.54%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income       0.23%++      2.54%       4.59%       4.14%       2.21%       0.54%
  Net expenses                0.61%++      0.76%       0.70%       0.70%       0.70%       0.70%
  Expenses (before
     waiver)                  0.92%++      0.84%       0.83%       0.93%       0.99%       1.02%
Net assets at end of
  period (in 000's)       $167,801     $187,237    $176,753    $189,216    $246,104    $295,963




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Total return is not annualized.





18    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                      CLASS A
      ----------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                     YEAR ENDED OCTOBER 31,

      ----------------------------------------------------------------------
         2009*        2008        2007        2006        2005        2004
       $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
       --------     --------    --------    --------    --------    --------
           0.00 ++      0.03        0.05        0.04        0.02        0.01
             --         0.00 ++     0.00 ++     0.00 ++     0.00 ++     0.00 ++
       --------     --------    --------    --------    --------    --------
           0.00 ++      0.03        0.05        0.04        0.02        0.01
       --------     --------    --------    --------    --------    --------

          (0.00)++     (0.03)      (0.05)      (0.04)      (0.02)      (0.01)
             --           --          --          --          --       (0.00)++
       --------     --------    --------    --------    --------    --------
          (0.00)++     (0.03)      (0.05)      (0.04)      (0.02)      (0.01)
       --------     --------    --------    --------    --------    --------
       $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
       ========     ========    ========    ========    ========    ========
           0.15%(a)     2.65%       4.69%       4.18%       2.20%       0.54%

           0.31%++      2.65%       4.59%       4.14%       2.21%       0.54%
           0.54%++      0.68%       0.70%       0.70%       0.70%       0.70%
           0.68%++      0.71%       0.83%       0.93%       0.99%       1.02%
       $322,397     $372,956    $346,960    $260,642    $205,154    $197,310




                                   CLASS C
      -----------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                   YEAR ENDED OCTOBER 31,

      -----------------------------------------------------------------
         2009*        2008       2007       2006       2005       2004

        $  1.00     $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
        -------     -------    -------    -------    -------    -------
           0.00 ++     0.03       0.05       0.04       0.02       0.01
             --        0.00 ++    0.00 ++    0.00 ++    0.00 ++    0.00++
        -------     -------    -------    -------    -------    -------
           0.00 ++     0.03       0.05       0.04       0.02       0.01
        -------     -------    -------    -------    -------    -------

          (0.00)++    (0.03)     (0.05)     (0.04)     (0.02)     (0.01)
             --          --         --         --         --      (0.00)++
        -------     -------    -------    -------    -------    -------
          (0.00)++    (0.03)     (0.05)     (0.04)     (0.02)     (0.01)
        -------     -------    -------    -------    -------    -------
        $  1.00     $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
        =======     =======    =======    =======    =======    =======
           0.11%(a)    2.57%      4.69%      4.18%      2.20%      0.54%

           0.24%++     2.51%      4.59%      4.14%      2.21%      0.54%
           0.62%++     0.76%      0.70%      0.70%      0.70%      0.70%
           0.92%++     0.83%      0.83%      0.93%      0.99%      1.02%
        $43,132     $56,458    $36,270    $23,306    $20,426    $31,273




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and conditions.

The Fund's investment objective is to seek as high a level of current income while preserving capital and maintaining liquidity.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value ("NAV") of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Notwithstanding the foregoing, the Fund is participating in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program, the details of which are disclosed in Note 7.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not


20    MainStay Money Market Fund

Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) CONCENTRATION OF RISK. The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's credit worthiness or market conditions are incorrect, the use of these types of investments could result in a loss.

The Fund also invests in foreign securities, which carry certain risks in addition to the usual risks inherent in

                                                   mainstayinvestments.com    21
domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.45% on assets up to $500 million, 0.40% on assets from $500 million to $1 billion, and 0.35% on assets in excess of $1 billion. Prior to August 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of:
0.50% on assets up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.02% increase in the management fee. This increase was offset by a 0.02% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80% and Class C, 0.80%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $1,453,452 and waived its fees in the amount of $716,468 of which $117,141 is subject to recoupment.



22    MainStay Money Market Fund

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                           OCTOBER 31,

      2009            2010             2011             2012             TOTAL
   $1,058,259       $649,067         $315,545         $117,141        $2,140,012
----------------------------------------------------------------------------------



State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges of Investor Class, Class A, Class B and Class C of $2,117, $11,107, $210,236 and $17,793, respectively for the six-month period ended April 30, 2009.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $711,044.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(E) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                              $610    0.0%++
------------------------------------------------
Class C                               117    0.0++
------------------------------------------------



++ Less than one-tenth of a percent.

(F) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $20,671.

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $252 of capital loss carryforwards during the year ended October 31, 2008.

The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                    $16,326,967
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.


                                                   mainstayinvestments.com    23

NOTE 6--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS (AT $1 PER SHARE)          SHARES
Six-month period ended April 30,
  2009:
Shares sold                            41,647,387
Shares issued to shareholders in
  reinvestment of dividends                75,536
Shares redeemed                       (37,173,362)
                                     ------------
Net increase in shares outstanding
  before conversion                     4,549,561
Shares converted into Investor
  Class (See Note 1)                    3,798,720
Shares converted from Investor
  Class (See Note 1)                   (5,674,614)
                                     ------------
Net increase                            2,673,667
                                     ============
Period ended October 31, 2008 (a):
Shares sold                            69,342,767
Shares issued to shareholders in
  reinvestment of dividends               601,846
Shares redeemed                       (41,587,702)
                                     ------------
Net increase in shares outstanding
  before conversion                    28,356,911
Shares converted into Investor
  Class (See Note 1)                   57,346,493
Shares converted from Investor
  Class (See Note 1)                  (12,979,992)
                                     ------------
Net increase                           72,723,412
                                     ============

(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A (AT $1 PER SHARE)                 SHARES
Six-month period ended April 30,
  2009:
Shares sold                           153,286,289
Shares issued to shareholders in
  reinvestment of dividends               493,655
Shares redeemed                      (206,733,057)
                                     ------------
Net decrease in shares outstanding
  before conversion                   (52,953,113)
Shares converted into Class A (See
  Note 1)                               5,834,687
Shares converted from Class A (See
  Note 1)                              (3,441,046)
                                     ------------
Net decrease                          (50,559,472)
                                     ============
Year ended October 31, 2008:
Shares sold                           516,333,756
Shares issued to shareholders in
  reinvestment of dividends             9,148,174
Shares redeemed                      (456,855,791)
                                     ------------
Net increase in shares outstanding
  before conversion                    68,626,139
Shares converted into Class A (See
  Note 1)                              14,555,219
Shares converted from Class A (See
  Note 1)                             (57,205,497)
                                     ------------
Net increase                           25,975,861
                                     ============


 CLASS B (AT $1 PER SHARE)                 SHARES
Six-month period ended April 30,
  2009:
Shares sold                            37,006,637
Shares issued to shareholders in
  reinvestment of dividends               184,758
Shares redeemed                       (56,108,800)
                                     ------------
Net decrease in shares outstanding
  before conversion                   (18,917,405)
Shares converted from Class B (See
  Note 1)                                (517,747)
                                     ------------
Net decrease                          (19,435,152)
                                     ============
Year ended October 31, 2008:
Shares sold                           104,815,056
Shares issued to shareholders in
  reinvestment of dividends             4,406,951
Shares redeemed                       (97,026,193)
                                     ------------
Net increase in shares outstanding
  before conversion                    12,195,814
Shares converted from Class B (See
  Note 1)                              (1,716,223)
                                     ------------
Net increase                           10,479,591
                                     ============


 CLASS C (AT $1 PER SHARE)                 SHARES
Six-month period ended April 30,
  2009:
Shares sold                            19,817,494
Shares issued to shareholders in
  reinvestment of dividends                53,323
Shares redeemed                       (33,196,947)
                                     ------------
Net decrease                          (13,326,130)
                                     ============
Year ended October 31, 2008:
Shares sold                            91,594,479
Shares issued to shareholders in
  reinvestment of dividends             1,125,294
Shares redeemed                       (72,532,379)
                                     ------------
Net increase                           20,187,394
                                     ============




NOTE 7--MONEY MARKET GUARANTEE PROGRAM:

At a meeting held on October 3, 2008, the Fund's Board of Trustees approved the Fund's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the NAV of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Fund liquidates and the per share value at the time of liquidation is less than $1 per share. Initially, the Program ran through December 18, 2008, although the Treasury Department maintained the right to extend the program for an additional year. The Treasury Department has since extended the Program in a series of amendments through September 18, 2009. At meetings held on December 3, 2008 and April 8, 2009, the Fund's Board of Trustees approved


24    MainStay Money Market Fund
the Fund's continued participation in the Program through September 19, 2009.

The Program applies only to shareholders of record of the Fund on September 19, 2008. The number of shares covered by the Program will be the less of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Fund after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Fund or a broker-dealer, any future investment in the Fund will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Fund and any other participating money market funds exceed the amount of funds available under the Program.

If during the time the Program is in effect, a shareholder transfers his/her Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm.

Participation in the Program and its extensions have required payments to the Treasury Department based on the number of shares outstanding in the Fund as of September 19, 2008. To date, these payments have equaled 0.04% of the applicable assets of the Fund. This expense is borne by the Fund without regard to any expense limitation currently in effect.

More information about the Program is available at http://www.ustreas.gov.



                                                   mainstayinvestments.com    25

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



26    MainStay Money Market Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO15880         (RECYCLE LOGO)            MS140-09           MSMM10-06/09
                                                                          12

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 PRINCIPAL PRESERVATION FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited


                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 PRINCIPAL PRESERVATION FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       13
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              17
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        21
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       21

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENT, SHAREHOLDERS OF THE FUND TEMPORARILY WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR UP TO THE NUMBER OF SHARES THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, AS DISCUSSED IN NOTE 7.


CLASS I SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL                SIX      ONE     FIVE     TEN
TOTAL RETURNS               MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------
                             0.80%    1.92%    3.34%    3.31%

7-DAY CURRENT YIELD: 0.76%




(PERFORMANCE GRAPH)

                           MAINSTAY PRINCIPAL       AVERAGE LIPPER      AVERAGE LIPPER
                            PRESERVATION FUND    INSTITUTIONAL MONEY     MONEY MARKET
                                 CLASS I             MARKET FUND             FUND
                           ------------------    -------------------    --------------
4/30/99                           10000                 10000                10000
                                  10524                 10526                10480
                                  11172                 11167                11069
                                  11494                 11466                11317
                                  11655                 11614                11416
                                  11759                 11699                11462
                                  11947                 11875                11588
                                  12386                 12299                11949
                                  13024                 12914                12493
                                  13598                 13489                12994
4/30/09                           13859                 13709                13157







 BENCHMARK PERFORMANCE                                 SIX      ONE     FIVE     TEN
                                                     MONTHS    YEAR    YEARS    YEARS
Average Lipper money market fund(3)                   0.30%    1.21%    2.73%    2.78%
Average Lipper institutional money market fund(4)     0.45     1.59     3.20     3.20



1. On November 11, 2007, McMorgan Principal Preservation Fund was reorganized into MainStay Principal Preservation Fund Class I shares. Prior to November 11, 2007, performance for MainStay Principal Preservation Fund Class I shares includes the historical performance of the McMorgan Class shares of the McMorgan Principal Preservation Fund.

   Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or contingent deferred sales charge and have no annual 12b-1 fees, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. As of April 30, 2009, MainStay Principal Preservation Fund had an effective 7-day yield of 0.76% for Class I shares. The 7-day current yield was 0.76% for Class I shares. These yields reflect certain fee waivers and/or expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 0.62% for Class I shares and the 7-day current yield would have been 0.62% for Class I shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The current yield reflects the Fund's earnings better than the Fund's total return.
3. The average Lipper money market fund is representative of funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
4. The average Lipper institutional money market fund is representative of funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds are commonly limited to 401K and pension participants and often require high minimum investments and have lower total expense ratios relative to other money market funds. They intend to keep constant net asset value. This benchmark is a product of Lipper Inc.



                                                  mainstayinvestments.com    5.1

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY PRINCIPAL PRESERVATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
CLASS I SHARES                 $1,000.00       $1,008.00        $1.74          $1,023.10         $1.76
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's Class I annualized expense ratio (0.35%) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.






6    MainStay Principal Preservation Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                 31.7
Federal Agencies                                29.4
Commercial Paper                                24.2
Repurchase Agreements                            9.6
Medium Term Notes                                4.5
Cash and Other Assets, Less Liabilities          0.6





See Portfolio of Investments on page 10 for specific holdings within these categories.


                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID E. CLEMENT, CFA, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.

HOW DID MAINSTAY PRINCIPAL PRESERVATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 2009?

For the seven-day period ended April 30, 2009, MainStay Principal Preservation Fund Class I shares provided a 7-day current yield of 0.76% and a 7-day effective yield of 0.76%. For the six months ended April 30, 2009, MainStay Principal Preservation Fund Class I shares returned 0.80%. The Fund outperformed the 0.45% return of the average Lipper(2) institutional money market fund and the 0.30% return of the average Lipper money market fund for the six months ended April 30, 2009.

WERE THERE CHANGES IN THE FUND'S PORTFOLIO MANAGEMENT DURING THE REPORTING
PERIOD?

Effective April 15, 2009, the Subadvisory Agreement between the Manager and McMorgan & Company LLC, the Fund's Subadvisor, was terminated. At the same time, David E. Clement, CFA, and Thomas J. Girard of New York Life Investments became the Fund's portfolio managers and assumed day-to-day portfolio management responsibilities for the Fund.

WHAT FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund outperformed its Lipper peers largely because of our active participation in the market for fixed- and floating-rate securities, which offered higher yields than commercial paper and agency discount note securities.

WHAT ECONOMIC AND MARKET FORCES AFFECTED THE FUND DURING THE REPORTING PERIOD?

The Federal Open Market Committee (FOMC) continued to lower the federal funds target rate during the reporting period. On December 16, 2008, the FOMC reduced the target rate from 1.00% to a target range of 0% to 0.25%. This was the first time that the FOMC used a target range instead of a target rate. The primary risks that the Fund faced during the reporting period were a weak economy and low short-term interest rates.

HOW DID YOU MANAGE THE FUND'S DURATION DURING THE REPORTING PERIOD?

During the reporting period, the Fund maintained a longer-than-usual duration in anticipation of lower short-term interest rates. The Fund's duration positioning also sought to take advantage of an upward-sloping short-term yield curve.(3)

Although the Fund typically maintains a duration of 50 to 60 days when interest rates are expected to remain stable, lengthening days-to-maturity before interest rates decline can help the Fund capture higher yields for a longer period.

WHICH POSITIONS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, the Fund benefited from its exposure to government-backed securities. In the floating-rate security sector, we invested in bonds backed by the Federal Deposit Insurance Corporation (FDIC), including securities issued by Bank of America, General Electric Capital and SunTrust Bank issues (all due December 2010).

In the fixed-rate sector, the Fund was able to extend its duration by investing in the short-term agency coupon sector. Holdings in this area included securities issued by the Federal Farm Credit Bank (due May 2010) and the Federal Home Loan Bank (due April 2010).



----------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS, AS DISCUSSED IN
NOTE 7.

The Fund's yield typically fluctuates with changes in short-term interest rates. Not all U.S. government securities are insured or guaranteed by the U.S. government--some are backed only by the issuing agency, which must rely on its own resources to repay the debt. An issuer once believed to be an issuer of higher-quality securities may experience a sudden collapse in creditworthiness, becoming insolvent and defaulting on its interest and principal payments.

1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 5 for more information on Lipper Inc.
3. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.


8    MainStay Principal Preservation Fund

WHAT WAS THE FUND'S DOLLAR-WEIGHTED AVERAGE MATURITY AT THE END OF THE REPORTING PERIOD?

At the end of the reporting period, the average maturity of the Fund's investments was approximately 64 days.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED



                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS  99.4%+
----------------------------------------------------------------

COMMERCIAL PAPER 24.2%
Air Products & Chemicals,
  Inc.
  0.21%, due 5/6/09 (a)(b)           $ 2,000,000   $   1,999,967
American Water Capital Corp.
  1.00%, due 5/15/09 (a)(b)            1,000,000         999,553
Basin Electric Power
  Cooperative
  1.00%, due 6/3/09 (a)(b)             2,000,000       1,999,542
Cargill, Inc.
  0.33%, due 5/11/09 (a)(b)            1,000,000         999,964
Clorox Co. (The)
  0.53%, due 5/21/09 (a)(b)            1,000,000         999,667
Coca-Cola Co. (The)
  0.271%, due 6/22/09 (a)(b)           3,000,000       2,997,617
  1.00%, due 7/27/09 (a)(b)            1,000,000         999,468
ConocoPhillips
  0.01%, due 5/8/09 (a)(b)             5,000,000       4,999,737
  0.01%, due 5/22/09 (a)(b)            2,000,000       1,999,767
Deere & Co.
  1.00%, due 6/29/09 (b)               1,624,000       1,623,122
Devon Energy Corp.
  0.435%, due 5/12/09 (a)(b)           1,000,000         999,801
DTE Capital Corp.
  0.503%, due 5/19/09 (a)(b)           1,000,000         999,425
Duke Energy Corp.
  1.00%, due 5/11/09 (b)               1,100,000       1,099,823
EOG Resources, Inc.
  0.01%, due 5/20/09 (a)(b)            1,000,000         999,525
General Dynamics Corp.
  0.01%, due 5/22/09 (a)(b)            1,300,000       1,299,848
Hewlett Packard Co.
  0.55%, due 6/1/09 (a)(b)             5,000,000       4,997,718
Kellogg Co.
  0.605%, due 6/3/09 (a)(b)              500,000         499,748
L'Oreal USA Inc.
  1.00%, due 5/11/09 (a)(b)            1,700,000       1,699,835
Merck & Co., Inc.
  0.01%, due 6/22/09 (b)               1,000,000         999,711
Southern Co. Funding Corp.
  1.00%, due 6/1/09 (a)(b)             1,000,000         999,871
Telstra Corp., Ltd
  0.21%, due 5/1/09 (a)(b)             4,000,000       4,000,000
Transocean, Ltd.
  0.01%, due 5/18/09 (a)(b)            1,000,000         999,622
Tyco International Finance
  S.A.
  0.01%, due 5/27/09 (a)(b)            1,100,000       1,099,483
Verizon Communications, Inc.
  0.624%, due 6/16/09 (a)(b)           3,000,000       2,997,508
                                                   -------------
                                                      43,310,322
                                                   -------------

CORPORATE BONDS 31.7%
3M Co. (MTN)
  5.125%, due 11/6/09                  5,000,000       5,115,149
Abbott Laboratories
  5.375%, due 5/15/09                  4,200,000       4,207,006
Amgen, Inc.
  4.00%, due 11/18/09                  3,765,000       3,812,594
AT&T, Inc.
  4.125%, due 9/15/09                  4,666,000       4,687,106
Bank of America Corp.
  1.761%, due 12/2/10 (c)(d)           1,100,000       1,110,427
Credit Suisse USA, Inc.
  1.364%, due 6/5/09 (c)               5,000,000       5,002,225
General Electric Capital
  Corp.
  1.411%, due 3/11/11 (c)(d)           1,100,000       1,102,054
  1.914%, due 12/9/10 (c)(d)           2,200,000       2,226,219
  4.125%, due 9/1/09                   5,000,000       5,033,205
Goldman Sachs Group, Inc.
  (The)
  1.317%, due 6/23/09 (c)              5,000,000       4,977,000
JPMorgan Chase & Co.
  7.125%, due 6/15/09                  2,481,000       2,495,193
National Rural Utilities
  Cooperative
  Finance Corp.
  5.75%, due 8/28/09                   2,000,000       2,026,330
Pitney Bowes Global Financial

  Services LLC
  8.55%, due 9/15/09                   2,000,000       2,053,944
Procter & Gamble Co.
  1.314%, due 9/9/09 (c)               2,000,000       2,000,000
  1.466%, due 8/19/09 (c)              2,750,000       2,751,732
Roche Holdings, Inc.
  2.249%, due 2/25/10 (a)(c)           5,000,000       5,022,722
SunTrust Bank/Atlanta GA
  1.97%, due 12/16/10 (c)(d)           1,900,000       1,923,495
United Technologies Corp.
  6.50%, due 6/1/09                    1,000,000       1,003,895
                                                   -------------
                                                      56,550,296

                                                   -------------

FEDERAL AGENCIES 29.4%
Federal Farm Credit Bank
  2.75%, due 5/4/10                    1,000,000       1,019,969
  4.125%, due 7/17/09                  5,000,000       5,037,104
Federal Home Loan Bank
  0.80%, due 4/23/10                   1,000,000       1,000,000
  0.90%, due 4/7/10                    2,000,000       2,001,672
  2.65%, due 5/6/09                    3,400,000       3,401,033
  3.05%, due 6/18/09                   1,290,000       1,294,308
  4.25%, due 5/15/09                     135,000         135,187
  4.50%, due 8/14/09                   1,400,000       1,415,333
  6.795%, due 6/30/09                    530,000         535,320


+  Percentages indicated are based on Fund net assets.



10    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
FEDERAL AGENCIES (CONTINUED)
Federal Home Loan Bank
  (Discount Notes)
  0.01%, due 5/4/09 (b)              $   765,000   $     764,904
  0.01%, due 5/5/09 (b)                1,265,000       1,264,796
  0.01%, due 5/13/09 (b)               4,000,000       3,997,600
  0.08%, due 5/7/09 (b)                2,500,000       2,499,396
  2.542%, due 5/12/09 (b)              1,378,000       1,376,930
Federal Home Loan Mortgage
  Corporation
  2.68%, due 11/16/09                  5,000,000       5,059,476
  4.00%, due 9/22/09                   4,000,000       4,051,751
Federal Home Loan Mortgage
  Corporation (Discount Note)
  0.01%, due 6/25/09 (b)               1,750,000       1,748,717
Federal National Mortgage
  Association
  6.625%, due 9/15/09                 10,000,000      10,222,287
Federal National Mortgage
  Association (Discount
  Notes)
  0.01%, due 5/6/09 (b)                2,350,000       2,349,543
  0.01%, due 6/15/09 (b)                 380,000         378,746
  0.01%, due 7/2/09 (b)                  525,000         522,714
  2.745%, due 5/1/09 (b)               2,390,000       2,390,000
                                                   -------------
                                                      52,466,786

                                                   -------------

MEDIUM TERM NOTES 4.5%
Caterpillar Financial
  Services Corp.
  1.306%, due 5/18/09 (c)              2,120,000       2,120,158
  Series F
  3.75%, due 5/15/09                   2,000,000       2,000,507
International Business
  Machines Corp.
  4.375%, due 6/1/09                   3,950,000       3,954,438
                                                   -------------
                                                       8,075,103

                                                   -------------

REPURCHASE AGREEMENTS 9.6%
Bank of America N.A.
  0.14%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $5,255,020 (Collateralized
  by a United States Treasury
  Note, with a rate of 4.875%
  and a maturity date of
  5/31/09, with a Principal
  Amount of $5,233,300 and a
  Market Value of $5,360,172)          5,255,000       5,255,000
Deutsche Bank Securities,
  Inc.
  0.14%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $6,000,023 (Collateralized
  by a United States Treasury
  Note, with a rate of 4.25%
  and a maturity date of
  11/15/13, with a Principal
  Amount of $5,448,200 and a
  Market Value of $6,120,066)          6,000,000       6,000,000
SG Americas Securities LLC
  0.14%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $5,900,023 (Collateralized
  by a United States Treasury
  Note, with a rate of 1.875%
  and a maturity date of
  7/15/25, with a Principal
  Amount of $5,404,500 and a
  Market Value of $6,018,053)          5,900,000       5,900,000
                                                   -------------
                                                      17,155,000
                                                   -------------
Total Short-Term Investments
  (Amortized Cost
  $177,557,507) (e)                         99.4%    177,557,507
Cash and Other Assets,
  Less Liabilities                           0.6       1,046,503
                                           -----    ------------
Net Assets                                 100.0%  $ 178,604,010
                                           =====    ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Interest rate presented is yield to
     maturity.
(c) Floating rate. Rate shown is the rate in effect at April 30, 2009.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation ("FDIC")
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(e)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.


The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $         --
Level 2--Other Significant
  Observable Inputs                   177,557,507
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $177,557,507
                                     ============




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

The table below sets forth the diversification of the Principal Preservation Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                 AMORTIZED
                                      COST    PERCENT(+)
Aerospace & Defense           $  2,303,743           1.3%
Agriculture                        999,964           0.6
Banks                           10,506,115           5.9
Beverages                        3,997,085           2.2
Biotechnology                    3,812,594           2.1
Chemicals                        1,999,967           1.1
Computers                        8,952,156           5.0
Cosmetics & Personal Care        4,751,732           2.7
Diversified Financial
  Services                       8,361,478           4.7
Electric                         5,098,661           2.9
Federal Agencies                52,466,786          29.4
Finance- Investment
  Banker/Broker                  5,002,225           2.8
Finance- Leasing Companies       2,053,944           1.1
Finance- Other Services          2,026,330           1.1
Finance- Commerical              4,120,665           2.3
Food                               499,748           0.3
Health Care--Services            5,022,722           2.8
Household Products & Wares         999,667           0.6
Machinery--Diversified           1,623,122           0.9
Miscellaneous--Manufacturing     5,115,149           2.9
Oil & Gas                        9,998,452           5.5
Pharmaceuticals                  5,206,717           2.9
Repurchase Agreements           17,155,000           9.6
Retail                           1,699,835           1.0
Telecommunications              11,684,614           6.5
Transportation                   1,099,483           0.6
Water                              999,553           0.6
                              ------------         -----
                               177,557,507          99.4
Cash and Other Assets,
  Less Liabilities               1,046,503           0.6
                              ------------         -----
Net Assets                    $178,604,010         100.0%
                              ============         =====





+    Percentages indicated are based on Fund
     net assets.







12    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (amortized cost $177,557,507)      $177,557,507
Cash                                          166
Receivables:
  Interest                                996,755
  Fund shares sold                         48,889
  Prepaid insurance guarantee (See
     Note 7)                               27,508
Other assets                               63,005
                                     ------------
     Total assets                     178,693,830
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                     26,274
  Transfer agent (See Note 3)              23,542
  Professional fees                        14,205
  Manager (See Note 3)                     13,407
  Custodian                                10,207
  Trustees                                    720
Accrued expenses                              789
Dividend payable                              676
                                     ------------
     Total liabilities                     89,820
                                     ------------
Net assets                           $178,604,010
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $  1,785,575
Additional paid-in capital            176,754,638
                                     ------------
                                      178,540,213
Accumulated distributions in excess
  of net investment income                   (699)
Accumulated net realized gain on
  investments                              64,496
                                     ------------
Net assets                           $178,604,010
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $178,604,010
                                     ============
Shares of beneficial interest
  outstanding                         178,557,459
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $1,697,466
                                      ----------
EXPENSES:
  Manager (See Note 3)                   239,677
  Insurance guarantee (See Note 7)        39,402
  Registration                            37,684
  Transfer agent (See Note 3)             35,006
  Professional fees                       30,283
  Shareholder communication               16,425
  Custodian                                8,431
  Trustees                                 4,234
  Miscellaneous                            5,217
                                      ----------
     Total expenses before waiver        416,359
  Expense waiver from Manager (See
     Note 3)                            (114,380)
                                      ----------
     Net expenses                        301,979
                                      ----------
Net investment income                  1,395,487
                                      ----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments          64,496
                                      ----------
Net increase in net assets resulting
  from operations                     $1,459,983
                                      ==========






14    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                        SIX MONTHS                     PERIOD
                          ENDED        YEAR ENDED       ENDED
                        APRIL 30,     OCTOBER 31,    OCTOBER 31,
                           2009*        2008 (A)      2007 (B)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment
  income               $  1,395,487  $   5,568,734  $  3,195,821
 Net realized gain
  (loss) on
  investments                64,496        260,226      (252,190)
                       -----------------------------------------
 Net increase in net
  assets resulting
  from operations         1,459,983      5,828,960     2,943,631
                       -----------------------------------------

Dividends to shareholders:
 Net investment
  income                 (1,400,921)    (5,571,288)   (3,196,423)
 Return of capital               --             --          (747)
                       -----------------------------------------
 Total dividends to
  shareholders           (1,400,921)    (5,571,288)   (3,197,170)
                       -----------------------------------------

Capital share transactions:
 Net proceeds from
  sale of shares         55,800,750    376,550,447    53,059,317
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends               1,370,423      5,415,744     3,139,301
 Cost of shares
  redeemed              (77,910,451)  (381,611,693)  (39,352,577)
                       -----------------------------------------
    Increase
     (decrease) in
     net assets
     derived from
     capital share
     transactions       (20,739,278)       354,498    16,846,041
                       -----------------------------------------
    Net increase
     (decrease) in
     net assets         (20,680,216)       612,170    16,592,502

NET ASSETS:
Beginning of period     199,284,226    198,672,056   182,079,554
                       -----------------------------------------
End of period          $178,604,010  $ 199,284,226  $198,672,056
                       =========================================
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income
 at end of period      $       (699) $       4,735  $         --
                       =========================================




*   Unaudited.
(a) Effective November 27, 2007, shareholders of the McMorgan Principal Preservation Fund Class McMorgan shares became owners of Class I shares of the MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund was redesignated as that of Class I shares of MainStay Principal Preservation Fund.
(b)  The Fund changed its fiscal year end from June 30 to October 31.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                            CLASS I
                                   ----------------------------------------------------------------------------------------
                                   SIX MONTHS
                                      ENDED      YEAR ENDED  PERIOD ENDED
                                    APRIL 30,   OCTOBER 31,   OCTOBER 31,                  YEAR ENDED JUNE 30,

                                   ----------------------------------------------------------------------------------------
                                      2009*       2008 (A)      2007***        2007          2006        2005        2004
Net asset value at beginning of
  period                            $   1.00      $   1.00     $   1.00      $   1.00      $   1.00    $   1.00    $   1.00
                                    --------      --------     --------      --------      --------    --------    --------
Net investment income                   0.01          0.03         0.02          0.05          0.04        0.02        0.01
Net realized and unrealized
  gain (loss) on investments            0.00 ++       0.00 ++     (0.00)++       0.00 ++      (0.00)++       --        0.00 ++
                                    --------      --------     --------      --------      --------    --------    --------
Total from investment
  operations                            0.01          0.03         0.02          0.05          0.04        0.02        0.01
                                    --------      --------     --------      --------      --------    --------    --------
Less dividends and
  distributions:
  From net investment income           (0.01)        (0.03)       (0.02)        (0.05)        (0.04)      (0.02)      (0.01)
  From net realized gain on
     investments                          --            --           --            --            --       (0.00)++    (0.00)++
  Return of capital                       --            --        (0.00)++         --            --          --          --
                                    --------      --------     --------      --------      --------    --------    --------
Total dividends and
  distributions                        (0.01)        (0.03)       (0.02)        (0.05)        (0.04)      (0.02)      (0.01)
                                    --------      --------     --------      --------      --------    --------    --------
Net asset value at end of
  period                            $   1.00      $   1.00     $   1.00      $   1.00      $   1.00    $   1.00    $   1.00
                                    ========      ========     ========      ========      ========    ========    ========
Total investment return                 0.80%(b)      2.94%        1.69%(b)      5.20%(c)      4.01%       1.92%       0.87%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 1.60%++       2.91%        4.97%++       5.08%         3.93%       1.90%       0.86%
  Net expenses                          0.35%++       0.30%        0.30%++       0.30%         0.30%       0.30%       0.30%
  Expenses (before
     waiver/reimbursement)              0.48%++       0.39%        0.49%++       0.46%         0.50%       0.49%       0.46%
Net assets at end of period (in
  000's)                            $178,604      $199,284     $198,672      $182,080      $146,766    $147,215    $133,382




*    Unaudited.
***  The McMorgan Principal Preservation Fund changed its fiscal year end from June
     30 to October 31.
++   Annualized.
++   Less than one cent per share.
(a)  Effective November 27, 2007, shareholders of the McMorgan Principal
     Preservation Fund Class McMorgan shares became owners of Class I shares of the
     MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund was redesignated as that of Class I shares of MainStay Principal Preservation
     Fund.
(b)  Total return is not annualized.
(c)  The loss resulting from a compliance violation did not have an effect on total return.





16    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Principal Preservation Fund (the "Fund"), a diversified fund.

The Fund currently offers one class of shares, Class I shares, which commenced operations on November 27, 2007. Class I shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge.

The Fund's investment objective is to maximize current income consistent with maintaining liquidity and preserving capital.

The financial statements of the Fund reflect the historical results of McMorgan Principal Preservation Fund, a series of McMorgan Funds (the "McMorgan Trust"), prior to its reorganization. Upon the completion of the reorganization, the Class I shares of the Fund assumed the performance, financial and other historical information of the McMorgan Principal Preservation Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value ("NAV") of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Notwithstanding the foregoing, the Fund is participating in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program, the details of which are disclosed in Note 7.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not

                                                   mainstayinvestments.com    17

Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and the Fund pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.



18    MainStay Principal Preservation Fund

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. On April 8, 2009, at a meeting of the Board of Trustees of the Fund ("Board"), the Board approved the termination of the Subadvisory Agreement between the Manager and McMorgan & Company LLC, effective as of the close of business on April 14, 2009. The Fund is now advised by New York Life Investments directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.25% of the Fund's average daily net assets.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.02% increase in the management fee. This increase was offset by a 0.02% decrease in "Other Expenses."

Effective April 1, 2008, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed 0.30% of the Fund's average daily net assets. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. New York Life Investments has separately agreed that for a period of two years commencing November 27, 2007, New York Life Investments will, by waiving, assuming or reimbursing expenses, or otherwise, limit the expenses of Class I shares of the Fund so that the total ordinary operating expenses of Class I shares do not exceed the annual rate of 0.30% of the average daily net assets attributable to such Class I shares.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of a low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund's prospectus. It may be revised or terminated by the Manager at any time without notice.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $239,677 and waived its fees in the amount of $114,380.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

    OCTOBER 31,
2011 (A)      2012        TOTAL
$157,031    $114,380    $271,411




(a) The expense limitation agreement became effective in 2008 and the recoupments will start to expire in 2011.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $35,006.


                                                   mainstayinvestments.com    19

(C) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $5,440.

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $252,190 of capital loss carryforwards during the year ended October 31, 2008.

The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                     $5,571,288
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS:

 CLASS I (AT $1 PER SHARE)                 SHARES
Six-month period ended April 30,
  2009:
Shares sold                            55,800,750
Shares issued to shareholders in
  reinvestment of dividends             1,370,423
Shares redeemed                       (77,910,451)
                                     ------------
Net decrease                          (20,739,278)
                                     ============

Year ended October 31, 2008:
Shares sold                           376,550,447
Shares issued to shareholders in
  reinvestment of dividends             5,415,744
Shares redeemed                      (381,611,693)
                                     ------------
Net increase                              354,498
                                     ============



NOTE 7--MONEY MARKET GUARANTEE PROGRAM:

At a meeting held on October 3, 2008, the Fund's Board of Trustees approved the Fund's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Fund liquidates and the per share value at the time of liquidation is less than $1 per share. Initially, the Program ran through December 18, 2008, although the Treasury Department maintained the right to extend the program for an additional year. The Treasury Department has since extended the program in a series of amendments through September 18, 2009. At meetings held on December 3, 2008 and April 8, 2009, the Fund's Board of Trustees approved the Fund's continued participation in the Program through September 19, 2009.

The Program applies only to shareholders of record of the Fund on September 19, 2008. The number of shares covered by the Program will be the less of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Fund after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Fund or a broker-dealer, any future investment in the Fund will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Fund and any other participating money market funds exceed the amount of funds available under the Program.

If during the time the Program is in effect, a shareholder transfers his/her Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm.

Participation in the Program and its extensions have required payments to the Treasury Department based on the number of shares outstanding in the Fund as of September 19, 2008. To date, these payments have equaled 0.05% of the applicable assets of the Fund. This expense is borne by the Fund without regard to any expense limitation currently in effect.

More information about the Program is available at http://www.ustreas.gov.




20    MainStay Principal Preservation Fund

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.



SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                                                   mainstayinvestments.com    21

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO15878    (RECYCLE LOGO)                        MS140-09    MSPP10-06/09
                                                                          D2

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SMALL CAP GROWTH FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SMALL CAP GROWTH FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              21
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        28
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       28

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX        ONE       FIVE       TEN
TOTAL RETURNS               MONTHS      YEAR      YEARS     YEARS
-----------------------------------------------------------------
With sales charges         -12.04%    -38.23%    -7.68%    -1.50%
Excluding sales charges     -6.92     -34.64     -6.63     -0.94




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   SMALL CAP     RUSSELL 2000(R)
                                  GROWTH FUND      GROWTH INDEX
                                  -----------    ---------------
4/30/99                               9450            10000
                                     17075            13139
                                     13051             9873
                                     12135             9032
                                      9124             6909
                                     12118             9782
                                     12144             9728
                                     15582            13242
                                     15494            13842
                                     13157            12914
4/30/09                               8600             8993






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX        ONE       FIVE       TEN
TOTAL RETURNS               MONTHS      YEAR      YEARS     YEARS
-----------------------------------------------------------------
With sales charges         -12.04%    -38.19%    -7.68%    -1.50%
Excluding sales charges     -6.92     -34.59     -6.63     -0.94




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   SMALL CAP     RUSSELL 2000(R)
                                  GROWTH FUND      GROWTH INDEX
                                  -----------    ---------------
4/30/99                              23625            25000
                                     42687            32846
                                     32626            24683
                                     30339            22579
                                     22810            17273
                                     30294            24454
                                     30361            24319
                                     38956            33106
                                     38734            34605
                                     32871            32284
4/30/09                              21499            22481






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX        ONE       FIVE       TEN
TOTAL RETURNS               MONTHS      YEAR      YEARS     YEARS
-----------------------------------------------------------------
With sales charges         -11.84%    -38.37%    -7.71%    -1.69%
Excluding sales charges     -7.19     -35.13     -7.34     -1.69




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                   SMALL CAP     RUSSELL 2000(R)
                                  GROWTH FUND      GROWTH INDEX
                                  -----------    ---------------
4/30/99                              10000            10000
                                     17924            13139
                                     13586             9873
                                     12553             9032
                                      9370             6909
                                     12345             9782
                                     12279             9728
                                     15633            13242
                                     15434            13842
                                     12999            12914
4/30/09                               8432             8993





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             SIX       ONE       FIVE       TEN
TOTAL RETURNS    MONTHS      YEAR      YEARS     YEARS
------------------------------------------------------
With sales
  charges        -8.22%    -35.78%    -7.34%    -1.69%
Excluding
  sales
  charges        -7.29     -35.13     -7.34     -1.69




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                           SMALL CAP     RUSSELL 2000(R)
                                          GROWTH FUND      GROWTH INDEX
                                          -----------    ---------------
4/30/99                                      10000            10000
                                             17924            13139
                                             13586             9873
                                             12553             9032
                                              9370             6909
                                             12345             9782
                                             12279             9728
                                             15633            13242
                                             15443            13842
                                             12999            12914
4/30/09                                       8432             8993






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             SIX       ONE       FIVE       TEN
TOTAL RETURNS    MONTHS      YEAR      YEARS     YEARS
------------------------------------------------------
                 -6.64%    -34.25%    -6.21%    -0.59%




(PERFORMANCE GRAPH)

                                   SMALL CAP     RUSSELL 2000(R)
                                  GROWTH FUND      GROWTH INDEX
                                  -----------    ---------------
4/30/99                              10000            10000
                                     18114            13139
                                     13879             9873
                                     12939             9032
                                      9752             6909
                                     12984             9782
                                     13046             9728
                                     16781            13242
                                     16794            13842
                                     14335            12914
4/30/09                               9426             8993







 BENCHMARK PERFORMANCE                       SIX       ONE       FIVE       TEN
                                           MONTHS      YEAR      YEARS     YEARS
Russell 2000(R) Growth Index(4)            -3.77%    -30.36%    -1.67%    -1.06%
Average Lipper small-cap growth fund(5)    -3.25     -33.04     -2.76      1.11



2. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered to the public on May 31, 2006, include the historical performance of Class A shares through May 30, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 2000(R) Growth Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper small-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Small Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $930.80         $ 7.56         $1,017.00         $ 7.90
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $930.80         $ 7.09         $1,017.50         $ 7.40
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $928.10         $11.14         $1,013.20         $11.63
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $928.10         $11.14         $1,013.20         $11.63
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $933.60         $ 4.46         $1,020.20         $ 4.66
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.58% for Investor Class, 1.48% for Class A, 2.33% for Class B and Class C and 0.93% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.





                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2009




Software                              10.2%
Energy Equipment & Services            5.8
Specialty Retail                       4.7
Machinery                              4.5
Commercial Services & Supplies         4.3
Internet Software & Services           4.3
Capital Markets                        4.1
Health Care Providers & Services       4.0
Health Care Equipment & Supplies       3.7
Semiconductors & Semiconductor
  Equipment                            3.7
Hotels, Restaurants & Leisure          3.3
Biotechnology                          3.2
Electronic Equipment & Instruments     3.1
Aerospace & Defense                    2.6
Textiles, Apparel & Luxury Goods       2.6
Wireless Telecommunication Services    1.9
Diversified Telecommunication
  Services                             1.8
Road & Rail                            1.8
Multiline Retail                       1.7
Construction & Engineering             1.6
Household Products                     1.6
IT Services                            1.5
Distributors                           1.4
Oil, Gas & Consumable Fuels            1.4
Air Freight & Logistics                1.3
Containers & Packaging                 1.3
Personal Products                      1.3
Diversified Consumer Services          1.2
Chemicals                              1.1
Internet & Catalog Retail              0.9
Real Estate Investment Trusts          0.8
Trading Companies & Distributors       0.7
Electrical Equipment                   0.6
Life Sciences Tools & Services         0.6
Commercial Banks                       0.5
Professional Services                  0.5
Thrifts & Mortgage Finance             0.5
Pharmaceuticals                        0.2
Exchange Traded Fund                   4.7
Short-Term Investment                  5.2
Liabilities in Excess of Cash and
  Other Assets                        -0.2
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  iShares Russell 2000 Growth Index Fund
    2.  Equinix, Inc.
    3.  optionsXpress Holdings, Inc.
    4.  SBA Communications Corp. Class A
    5.  Quality Systems, Inc.
    6.  Sybase, Inc.
    7.  Genesee & Wyoming, Inc. Class A
    8.  Sykes Enterprises, Inc.
    9.  ANSYS, Inc.
   10.  Dollar Tree, Inc.







8    MainStay Small Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND DENISE E. HIGGINS, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY SMALL CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Small Cap Growth Fund returned -6.92% for Investor Class shares, -6.92% for Class A shares, -7.19% for Class B shares and -7.29% for Class C shares for the six months ended April 30, 2009. Over the same period, Class I shares returned -6.64%. All share classes underperformed the -3.25% return of the average Lipper(1) small-cap growth fund and the -3.77% return of the Russell 2000(R) Growth Index(2) for the six months ended April 30, 2009. The Russell 2000(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS DETRACTED THE MOST?

During the six-month reporting period, favorable stock selection in the industrials and energy sectors helped strengthen the Fund's performance relative to the Russell 2000(R) Growth Index. Overweight positions in the telecommunication services and consumer discretionary sectors also helped the Fund's relative results, as did an underweight position in the health care sector.

On the other hand, stock selection in the health care, information technology and consumer staples sectors detracted from the Fund's performance relative to the Russell 2000(R) Growth Index during the reporting period. An overweight position in industrials also detracted from the Fund's performance in relation to its benchmark.

WHAT WERE SOME OF THE FUND'S STOCK-SPECIFIC SUCCESS STORIES DURING THE REPORTING PERIOD?

Top performers during the reporting period included health care information systems supplier Quality Systems, enterprise software provider Sybase and on-line travel service provider Priceline.com. Quality Systems is expected to benefit from the new government stimulus program to increase the use of information technology by doctors and hospitals. Sybase reported better-than-expected earnings when demand for its products proved to be relatively resilient during the downturn. Priceline.com's value-oriented pricing model helped the company gain market share, despite a difficult economic environment.

WHICH INDIVIDUAL STOCKS LOST GROUND DURING THE REPORTING PERIOD?

The Fund's weakest performers included telecommunication services provider NTELOS Holdings, personal products manufacturer Chattem and pawnshop and payday-lending store operator Cash America International. NTELOS was penalized by investors' concerns over slowing growth in subscribers and per-customer revenue. Chattem was hurt by a product recall and by earnings growth that came in below initial expectations. Cash America suffered from concerns that the government might constrain lending practices.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund established new positions in several stocks during the period, including Scotts Miracle-Gro Company, a supplier of fertilizer and seed products to retailers, Neutral Tandem, a provider of interconnection services to a broad range of network carriers and Stifel Financial Corporation, a midsize brokerage firm.

We sold the Fund's Cash America position during the reporting period. We also eliminated the Fund's positions in hospital equipment supplier Steris Corporation, oil and gas exploration company Penn Virginia Corporation and biotechnology firm Biomarin Pharmaceutical.

HOW DID YOU CHANGE THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the six months ended April 30, 2009, we increased the Fund's weightings in the consumer

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Stocks of small-capitalization companies may be subject to more price volatility, significantly lower trading volumes, cyclical, static, or moderate growth prospects and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.

1. See footnote on page 6 for more information about Lipper Inc.
2. See footnote on page 6 for more information on the Russell 2000(R) Growth Index.

                                                    mainstayinvestments.com    9
discretionary, financials, information technology and materials sectors. We decreased the Fund's weightings in the health care, consumer staples and industrials sectors.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the Fund was overweight relative to the Russell 2000(R) Growth Index in the telecommunication services, consumer discretionary, energy, industrials, information technology and financials sectors. As of the same date, the Fund was underweight in the health care sector. The Fund was roughly market weight in consumer staples and materials and had no representation in the utilities sector. On a cumulative basis, the Fund's relative sector positioning had a positive impact on the Fund's performance during the reporting period.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                            SHARES           VALUE
COMMON STOCKS 90.3%+
------------------------------------------------------------------

AEROSPACE & DEFENSE 2.6%
Alliant Techsystems, Inc.                   15,800   $   1,258,470
(a) Triumph Group, Inc.                     19,900         822,467
                                                     -------------
                                                         2,080,937
                                                     -------------

AIR FREIGHT & LOGISTICS 1.3%
HUB Group, Inc. Class A
  (a)                                       43,600       1,002,800
                                                     -------------


BIOTECHNOLOGY 3.2%
Alexion Pharmaceuticals,
  Inc. (a)                                  29,800         995,916
Genomic Health, Inc. (a)                     9,200         207,000
Myriad Genetics, Inc. (a)                   13,200         512,028
Onyx Pharmaceuticals,
  Inc. (a)                                  20,700         536,130
United Therapeutics Corp.
  (a)                                        4,600         288,926
                                                     -------------
                                                         2,540,000
                                                     -------------

CAPITAL MARKETS 4.1%
Affiliated Managers
  Group, Inc. (a)                           16,500         938,025
V  optionsXpress
  Holdings, Inc.                           105,700       1,739,822
Stifel Financial Corp.
  (a)                                       12,000         590,760
                                                     -------------
                                                         3,268,607
                                                     -------------

CHEMICALS 1.1%
Scotts Miracle-Gro Co.
  (The) Class A                             26,100         881,397
                                                     -------------


COMMERCIAL BANKS 0.5%
Signature Bank (a)                          13,800         375,222
                                                     -------------


COMMERCIAL SERVICES & SUPPLIES 4.3%
Clean Harbors, Inc. (a)                     10,000         501,000
Copart, Inc. (a)                            22,700         712,553
V  Sykes Enterprises,
  Inc. (a)                                  69,200       1,360,472
Waste Connections, Inc.
  (a)                                       34,700         894,566
                                                     -------------
                                                         3,468,591
                                                     -------------

CONSTRUCTION & ENGINEERING 1.6%
Quanta Services, Inc. (a)                   57,900       1,316,067
                                                     -------------


CONTAINERS & PACKAGING 1.3%
Crown Holdings, Inc. (a)                    46,200       1,018,710
                                                     -------------


DISTRIBUTORS 1.4%
LKQ Corp. (a)                               66,000       1,120,680
                                                     -------------


DIVERSIFIED CONSUMER SERVICES 1.2%
Capella Education Co. (a)                   19,100         981,358
                                                     -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 1.8%
Neutral Tandem, Inc. (a)                    19,100         546,260
NTELOS Holdings Corp.                       56,100         896,478
                                                     -------------
                                                         1,442,738
                                                     -------------

ELECTRICAL EQUIPMENT 0.6%
II-VI, Inc. (a)                             20,000         479,400
                                                     -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 3.1%
Anixter International,
  Inc. (a)                                  26,500       1,054,170
FLIR Systems, Inc. (a)                      30,400         674,272
Itron, Inc. (a)                             17,000         782,000
                                                     -------------
                                                         2,510,442
                                                     -------------

ENERGY EQUIPMENT & SERVICES 5.8%
Atwood Oceanics, Inc. (a)                   35,000         781,200
Dawson Geophysical Co.
  (a)                                       14,800         290,968
Dril-Quip, Inc. (a)                         19,700         677,286
Gulfmark Offshore, Inc.
  (a)                                       26,400         709,632
Hornbeck Offshore
  Services, Inc. (a)                        26,600         617,918
Lufkin Industries, Inc.                     10,800         376,920
NATCO Group, Inc. Class A
  (a)                                       28,300         680,898
Superior Energy Services,
  Inc. (a)                                  25,100         482,171
                                                     -------------
                                                         4,616,993
                                                     -------------

HEALTH CARE EQUIPMENT & SUPPLIES 3.7%
Gen-Probe, Inc. (a)                         15,000         722,400
Haemonetics Corp. (a)                       11,600         598,908
Immucor, Inc. (a)                           29,450         479,740
Masimo Corp. (a)                             6,600         190,740
Meridian Bioscience,
  Inc.                                      30,400         528,352
NuVasive, Inc. (a)                           7,400         280,460
Wright Medical Group,
  Inc. (a)                                  14,000         192,500
                                                     -------------
                                                         2,993,100
                                                     -------------

HEALTH CARE PROVIDERS & SERVICES 4.0%
Amedisys, Inc. (a)                          10,200         342,108
Bio-Reference
  Laboratories, Inc. (a)                    33,800         867,646
CardioNet, Inc. (a)                         20,600         427,450
Catalyst Health
  Solutions, Inc. (a)                       30,600         690,030
Genoptix, Inc. (a)                          16,900         491,452
Healthspring, Inc. (a)                      46,200         426,426
                                                     -------------
                                                         3,245,112
                                                     -------------

HOTELS, RESTAURANTS & LEISURE 3.3%
Bally Technologies, Inc.
  (a)                                       21,500         562,870
Jack in the Box, Inc. (a)                   29,500         725,405
Panera Bread Co. Class A
  (a)                                       14,100         789,741
Wendy's/Arby's Group,
  Inc.                                     110,100         550,500
                                                     -------------
                                                         2,628,516
                                                     -------------


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                            SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS 1.6%
Church & Dwight Co.,
  Inc.                                      23,700   $   1,289,517
                                                     -------------


INTERNET & CATALOG RETAIL 0.9%
Priceline.com, Inc. (a)                      7,600         737,884
                                                     -------------


INTERNET SOFTWARE & SERVICES 4.3%
Akamai Technologies, Inc.
  (a)                                       19,200         422,784
Bankrate, Inc. (a)                          15,100         377,500
V  Equinix, Inc. (a)                        25,400       1,783,842
Omniture, Inc. (a)                          37,900         466,928
Vocus, Inc. (a)                             22,600         384,200
                                                     -------------
                                                         3,435,254
                                                     -------------


IT SERVICES 1.5%
CyberSource Corp. (a)                       84,200       1,230,162
                                                     -------------


LIFE SCIENCES TOOLS & SERVICES 0.6%
Mettler-Toledo
  International, Inc. (a)                    8,300         511,529
                                                     -------------


MACHINERY 4.5%
Actuant Corp. Class A                       44,800         549,248
Bucyrus International,
  Inc.                                      22,200         481,962
Gardner Denver, Inc. (a)                    21,900         582,978
Kaydon Corp.                                14,100         450,636
Middleby Corp. (The) (a)                    15,300         669,681
Wabtec Corp.                                22,600         861,964
                                                     -------------
                                                         3,596,469
                                                     -------------

MULTILINE RETAIL 1.7%
V  Dollar Tree, Inc. (a)                    31,400       1,329,476
                                                     -------------


OIL, GAS & CONSUMABLE FUELS 1.4%
Arena Resources, Inc. (a)                   18,400         527,528
Comstock Resources, Inc.
  (a)                                       18,100         623,726
                                                     -------------
                                                         1,151,254
                                                     -------------

PERSONAL PRODUCTS 1.3%
Chattem, Inc. (a)                           18,700       1,026,817
                                                     -------------


PHARMACEUTICALS 0.2%
Auxilium Pharmaceuticals,
  Inc. (a)                                   8,400         192,360
                                                     -------------


PROFESSIONAL SERVICES 0.5%
FTI Consulting, Inc. (a)                     7,700         422,576
                                                     -------------


REAL ESTATE INVESTMENT TRUSTS 0.8%
Digital Realty Trust,
  Inc.                                      18,900         680,589
                                                     -------------

ROAD & RAIL 1.8%
V  Genesee & Wyoming,
  Inc. Class A (a)                          46,900       1,407,000
                                                     -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.7%
Atheros Communications,
  Inc. (a)                                  23,200         399,504
Hittite Microwave Corp.
  (a)                                       21,900         813,804
Monolithic Power Systems,
  Inc. (a)                                  37,200         688,200
Netlogic Microsystems,
  Inc. (a)                                  13,400         436,706
Skyworks Solutions, Inc.
  (a)                                       71,200         629,408
                                                     -------------
                                                         2,967,622
                                                     -------------

SOFTWARE 10.2%
V  ANSYS, Inc. (a)                          49,100       1,356,142
Ariba, Inc. (a)                             57,900         556,419
Concur Technologies, Inc.
  (a)                                        4,100         110,987
Informatica Corp. (a)                       28,900         459,510
MICROS Systems, Inc. (a)                    62,000       1,300,760
Parametric Technology
  Corp. (a)                                 46,200         515,130
V  Quality Systems, Inc.                    27,400       1,469,188
Solera Holdings, Inc. (a)                   43,800         999,516
V  Sybase, Inc. (a)                         41,900       1,422,924
                                                     -------------
                                                         8,190,576
                                                     -------------

SPECIALTY RETAIL 4.7%
Aeropostale, Inc. (a)                       32,700       1,110,819
Guess?, Inc.                                43,300       1,127,532
Gymboree Corp. (The) (a)                    24,400         839,360
PetSmart, Inc.                              31,000         709,280
                                                     -------------
                                                         3,786,991
                                                     -------------

TEXTILES, APPAREL & LUXURY GOODS 2.6%
Deckers Outdoor Corp. (a)                    3,100         175,212
Phillips-Van Heusen
  Corp.                                     23,800         690,914
Warnaco Group, Inc. (The)
  (a)                                       42,100       1,214,164
                                                     -------------
                                                         2,080,290
                                                     -------------

THRIFTS & MORTGAGE FINANCE 0.5%
NewAlliance Bancshares,
  Inc.                                      32,000         413,120
                                                     -------------


TRADING COMPANIES & DISTRIBUTORS 0.7%
Interline Brands, Inc.
  (a)                                       41,800         541,728
                                                     -------------


WIRELESS TELECOMMUNICATION SERVICES 1.9%
V  SBA Communications
  Corp. Class A (a)                         59,800       1,506,960
                                                     -------------
Total Common Stocks
  (Cost $87,044,111)                                    72,468,844
                                                     -------------






12    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                            SHARES           VALUE
EXCHANGE TRADED FUND 4.7% (B)
------------------------------------------------------------------

V  iShares Russell 2000
  Growth Index Fund                         71,400   $   3,769,206
                                                     -------------
Total Exchange Traded
  Fund
  (Cost $3,671,183)                                      3,769,206
                                                     -------------




                                         PRINCIPAL
                                            AMOUNT
SHORT-TERM INVESTMENT 5.2%
------------------------------------------------------------------

REPURCHASE AGREEMENT 5.2%
State Street Bank and
  Trust Co. 0.05%, dated
  4/30/09
  due 5/1/09
  Proceeds at Maturity
  $4,169,445
  (Collateralized by a
  United States Treasury
  Bill with a zero coupon
  rate and a maturity of
  5/7/09, with a
  Principal Amount of
  $4,255,000 and a Market
  Value of $4,255,000)                  $4,169,439       4,169,439
                                                     -------------
Total Short-Term
  Investment
  (Cost $4,169,439)                                      4,169,439
                                                     -------------
Total Investments
  (Cost $94,884,733) (c)                     100.2%     80,407,489
Liabilities in Excess of
  Cash and Other Assets                       (0.2)       (188,815)
                                             -----    ------------
Net Assets                                   100.0%  $  80,218,674
                                             =====    ============






(a)  Non-income producing security.
(b) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(c)  At April 30, 2009, cost is $95,067,839
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  3,202,413
Gross unrealized depreciation       (17,862,763)
                                   ------------
Net unrealized depreciation        $(14,660,350)
                                   ============





The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices                $76,238,050
Level 2--Other Significant
  Observable Inputs                     4,169,439
Level 3--Significant Unobservable
  Inputs                                       --
                                      -----------
Total                                 $80,407,489
                                      ===========




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $94,884,733)      $  80,407,489
Receivables:
  Investment securities sold               640,217
  Fund shares sold                          19,558
  Dividends and interest                     6,104
Other assets                                33,106
                                     -------------
     Total assets                       81,106,474
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased          472,537
  Transfer agent (See Note 3)              223,572
  Fund shares redeemed                      88,478
  NYLIFE Distributors (See Note 3)          29,519
  Shareholder communication                 29,253
  Professional fees                         20,481
  Manager (See Note 3)                      14,832
  Custodian                                  5,560
  Trustees                                     811
Accrued expenses                             2,757
                                     -------------
     Total liabilities                     887,800
                                     -------------
Net assets                           $  80,218,674
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $      84,989
Additional paid-in capital             213,649,662
                                     -------------
                                       213,734,651
Accumulated net investment loss           (531,148)
Accumulated net realized loss on
  investments                         (118,507,585)
Net unrealized depreciation on
  investments                          (14,477,244)
                                     -------------
Net assets                           $  80,218,674
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  28,417,121
                                     =============
Shares of beneficial interest
  outstanding                            2,936,465
                                     =============
Net asset value per share
  outstanding                        $        9.68
Maximum sales charge (5.50% of
  offering price)                             0.56
                                     -------------
Maximum offering price per share
  outstanding                        $       10.24
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $  22,885,136
                                     =============
Shares of beneficial interest
  outstanding                            2,363,216
                                     =============
Net asset value per share
  outstanding                        $        9.68
Maximum sales charge (5.50% of
  offering price)                             0.56
                                     -------------
Maximum offering price per share
  outstanding                        $       10.24
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  22,343,760
                                     =============
Shares of beneficial interest
  outstanding                            2,510,887
                                     =============
Net asset value and offering price
  per share outstanding              $        8.90
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   1,952,740
                                     =============
Shares of beneficial interest
  outstanding                              219,449
                                     =============
Net asset value and offering price
  per share outstanding              $        8.90
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $   4,619,917
                                     =============
Shares of beneficial interest
  outstanding                              468,927
                                     =============
Net asset value and offering price
  per share outstanding              $        9.85
                                     =============






14    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $    126,910
  Interest                                  2,794
                                     ------------
     Total income                         129,704
                                     ------------
EXPENSES:
  Manager (See Note 3)                    389,244
  Transfer agent--Investor Class
     (See Note 3)                         141,872
  Transfer agent--Class A (See Note
     3)                                    64,115
  Transfer agent--Classes B and C
     (See Note 3)                         136,695
  Transfer agent--Class I (See Note
     3)                                    10,119
  Distribution--Class B (See Note
     3)                                    83,850
  Distribution--Class C (See Note
     3)                                     6,810
  Distribution/Service--Investor
     Class (See Note 3)                    31,371
  Distribution/Service--Class A
     (See Note 3)                          27,786
  Service--Class B (See Note 3)            27,950
  Service--Class C (See Note 3)             2,270
  Registration                             39,457
  Shareholder communication                37,384
  Professional fees                        23,481
  Custodian                                 4,125
  Trustees                                  2,336
  Miscellaneous                             8,034
                                     ------------
     Total expenses before waiver       1,036,899
  Expense waiver from Manager (See
     Note 3)                             (376,047)
                                     ------------
     Net expenses                         660,852
                                     ------------
Net investment loss                      (531,148)
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments      (12,844,254)
Net change in unrealized
  depreciation on investments           6,799,721
                                     ------------
Net realized and unrealized loss on
  investments                          (6,044,533)
                                     ------------
Net decrease in net assets
  resulting from operations          $ (6,575,681)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009           2008
DECREASE IN NET ASSETS:
Operations:
 Net investment loss           $   (531,148)  $ (1,793,109)
 Net realized loss on
  investments                   (12,844,254)   (28,461,448)
 Net change in unrealized
  appreciation (depreciation)
  on investments                  6,799,721    (36,531,508)
                               ---------------------------
 Net decrease in net assets
  resulting from operations      (6,575,681)   (66,786,065)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          6,046,259     25,100,759
 Cost of shares redeemed         (9,546,748)   (53,978,389)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions          (3,500,489)   (28,877,630)
                               ---------------------------
    Net decrease in net
     assets                     (10,076,170)   (95,663,695)

NET ASSETS:
Beginning of period              90,294,844    185,958,539
                               ---------------------------
End of period                  $ 80,218,674   $ 90,294,844
                               ===========================
Accumulated net investment
 loss at end of period         $   (531,148)  $         --
                               ===========================






16    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               INVESTOR CLASS
                         -------------------------
                                      FEBRUARY 28,
                         SIX MONTHS      2008**
                            ENDED        THROUGH
                          APRIL 30,    OCTOBER 31,

                         -------------------------
                            2009*         2008
Net asset value at
  beginning of period      $ 10.40       $ 14.59
                           -------       -------
Net investment loss          (0.06)(a)     (0.10)(a)
Net realized and
  unrealized gain
  (loss) on investments      (0.66)        (4.09)
                           -------       -------
Total from investment
  operations                 (0.72)        (4.19)
                           -------       -------
Net asset value at end
  of period                $  9.68       $ 10.40
                           =======       =======
Total investment return
  (b)                        (6.92%)(e)   (28.72%)(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss        (1.23%)++     (1.11%)++
  Net expenses                1.58% ++      1.58% ++
  Expenses (before
     waiver)                  2.72% ++      2.13% ++
Portfolio turnover rate         33%           75%
Net assets at end of
  period (in 000's)        $28,417       $28,513





                                                         CLASS B
                         -----------------------------------------------------------------------

                         SIX MONTHS
                            ENDED
                          APRIL 30,                      YEAR ENDED OCTOBER 31,

                         -----------------------------------------------------------------------
                            2009*        2008       2007       2006           2005        2004
Net asset value at
  beginning of period      $  9.59     $ 16.15    $ 15.42    $  14.11       $  12.97    $  12.90
                           -------     -------    -------    --------       --------    --------
Net investment loss          (0.08)(a)   (0.24)(a)  (0.29)      (0.28)         (0.25)      (0.31)
Net realized and
  unrealized gain
  (loss) on investments      (0.61)      (6.32)      1.02        1.59 (d)       1.39        0.38
                           -------     -------    -------    --------       --------    --------
Total from investment
  operations                 (0.69)      (6.56)      0.73        1.31           1.14        0.07
                           -------     -------    -------    --------       --------    --------
Net asset value at end
  of period                $  8.90     $  9.59    $ 16.15    $  15.42       $  14.11    $  12.97
                           =======     =======    =======    ========       ========    ========
Total investment return
  (b)                        (7.19%)(e) (40.62%)     4.73%       9.28% (c)(d)   8.79%       0.54%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss        (1.99%)++   (1.76%)    (1.81%)     (1.83%)        (1.78%)     (2.38%)
  Net expenses                2.33% ++    2.28%      2.23%       2.23%          2.40%       2.66%
  Expenses (before
     waiver)                  3.47% ++    2.79%      2.62%       2.69% (c)      2.69%       2.70%
Portfolio turnover rate         33%         75%        95%         29%            57%         75%
Net assets at end of
  period (in 000's)        $22,344     $28,207    $79,865    $109,872       $159,380    $172,478




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(e)  Total return is not annualized.
(f)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





18    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    CLASS A
--------------------------------------------------------------------------------------------------------------

              SIX MONTHS
                 ENDED
               APRIL 30,                                     YEAR ENDED OCTOBER 31,

--------------------------------------------------------------------------------------------------------------
                 2009*              2008             2007             2006              2005             2004

                $ 10.40           $ 17.36          $ 16.44          $  14.94          $ 13.63          $ 13.46
                -------           -------          -------          --------          -------          -------
                  (0.05)(a)         (0.14)(a)        (0.18)            (0.18)           (0.15)           (0.22)

                  (0.67)            (6.82)            1.10              1.68 (d)         1.46             0.39
                -------           -------          -------          --------          -------          -------
                  (0.72)            (6.96)            0.92              1.50             1.31             0.17
                -------           -------          -------          --------          -------          -------
                $  9.68           $ 10.40          $ 17.36          $  16.44          $ 14.94          $ 13.63
                =======           =======          =======          ========          =======          =======
                  (6.92%)(e)       (40.09%)           5.53%            10.11% (c)(d)     9.61%            1.26%

                  (1.13%)++         (0.95%)          (1.07%)           (1.09%)          (1.03%)          (1.63%)
                   1.48% ++          1.48%            1.48%             1.48%            1.65%            1.91%
                   2.17% ++          1.91%            1.87%             1.94% (c)        1.94%            1.95%
                     33%               75%              95%               29%              57%              75%
                $22,885           $27,388          $96,968          $107,078          $68,981          $70,616





                                                 CLASS C
---------------------------------------------------------------------------------------------------------

              SIX MONTHS
                 ENDED
               APRIL 30,                                   YEAR ENDED OCTOBER 31,

---------------------------------------------------------------------------------------------------------
                 2009*              2008            2007            2006            2005            2004
                $ 9.59            $ 16.15          $15.42          $14.11          $12.97          $12.90
                ------            -------          ------          ------          ------          ------
                 (0.08)(a)          (0.24)(a)       (0.29)          (0.28)          (0.25)          (0.31)

                 (0.61)             (6.32)           1.02            1.59 (d)        1.39            0.38
                ------            -------          ------          ------          ------          ------
                 (0.69)             (6.56)           0.73            1.31            1.14            0.07
                ------            -------          ------          ------          ------          ------
                $ 8.90            $  9.59          $16.15          $15.42          $14.11          $12.97
                ======            =======          ======          ======          ======          ======
                 (7.19%)(e)(f)     (40.59%)          4.80%           9.28% (c)(d)    8.79%           0.54%

                 (1.98%)++          (1.77%)         (1.81%)         (1.83%)         (1.78%)         (2.38%)
                  2.33% ++           2.28%           2.23%           2.23%           2.40%           2.66%
                  3.47% ++           2.79%           2.62%           2.69% (c)       2.69%           2.70%
                    33%                75%             95%             29%             57%             75%
                $1,953            $ 2,238          $5,382          $6,725          $7,236          $7,396





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                        CLASS I
                                           ----------------------------------------------------------------
                                                                                                  MAY 31,
                                           SIX MONTHS                                              2006**
                                              ENDED                   YEAR ENDED                  THROUGH
                                            APRIL 30,                OCTOBER 31,                OCTOBER 31,

                                           ----------------------------------------------------------------
                                              2009*              2008            2007               2006
Net asset value at beginning of
  period                                     $10.55            $ 17.52          $16.50             $16.60
                                             ------            -------          ------             ------
Net investment loss                           (0.03)(a)          (0.06)(a)       (0.08)             (0.02)
Net realized and unrealized gain
  (loss) on investments                       (0.67)             (6.91)           1.10              (0.08)(d)
                                             ------            -------          ------             ------
Total from investment operations              (0.70)             (6.97)           1.02              (0.10)
                                             ------            -------          ------             ------
Net asset value at end of period             $ 9.85            $ 10.55          $17.52             $16.50
                                             ======            =======          ======             ======
Total investment return (b)                   (6.64%)(e)        (39.78%)          6.18%             (0.60%)(c)(d)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                         (0.58%)++          (0.42%)         (0.48%)            (0.32%)++
  Net expenses                                 0.93% ++           0.93%           0.90%              0.77% ++
  Expenses (before waiver)                     1.92% ++           1.48%           1.30%              1.43% ++(c)
Portfolio turnover rate                          33%                75%             95%                29%
Net assets at end of period (in
  000's)                                     $4,620            $ 3,949          $3,744             $  535




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(e)  Total return is not annualized.





20    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on May 31, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or

                                                   mainstayinvestments.com    21
unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.



22    MainStay Small Cap Growth Fund

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered

                                                   mainstayinvestments.com    23
investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
1.00% on assets up to $1 billion and 0.95% on assets in excess of $1 billion. The Manager has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.85% on assets up to $1 billion and 0.80% on assets in excess of $1 billion.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.03% increase in the management fee. This increase was offset by a 0.03% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.58%; Class A, 1.48%; Class B, 2.33%; Class C, 2.33% and Class I, 0.93%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $389,244 and waived expenses in the amount of $376,047, of which $319,785 is subject to recoupment.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                        OCTOBER 31,
      2009            2010             2011           2012         TOTAL
 $705,943           $486,411         $466,939       $319,785    $1,979,078
--------------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $5,849 and


24    MainStay Small Cap Growth Fund

$1,565, respectively for the six-month period ended April 30, 2009 . The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $25, $66, $20,424 and $42, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $352,801.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                       $      188     0.0%++
------------------------------------------------
Class C                              103     0.0++
------------------------------------------------
Class I                        1,650,382    35.7
------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $2,875.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $105,480,225 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2009              $ 34,022
       2010                40,252
       2011                 2,925
       2016                28,281
------------------------------------
      Total              $105,480
------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $25,414 and $24,206, respectively.


                                                   mainstayinvestments.com    25

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      133,245   $  1,194,594
Shares redeemed                 (256,785)    (2,271,812)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (123,540)    (1,077,218)
Shares converted into
  Investor Class (See Note
  1)                             319,075      2,644,310
Shares converted from
  Investor Class (See Note
  1)                              (1,681)       (15,269)
                              -------------------------
Net increase                     193,854   $  1,551,823
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      679,594   $  9,954,840
Shares redeemed                 (416,825)    (5,766,337)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     262,769      4,188,503
Shares converted into
  Investor Class (See Note
  1)                           2,614,981     36,266,582
Shares converted from
  Investor Class (See Note
  1)                            (135,139)    (1,872,553)
                              -------------------------
Net increase                   2,742,611   $ 38,582,532
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      236,876   $  2,103,856
Shares redeemed                 (444,692)    (3,972,746)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (207,816)    (1,868,890)
Shares converted into Class
  A
  (See Note 1)                    73,348        637,641
Shares converted from Class
  A
  (See Note 1)                  (136,268)    (1,175,994)
                              -------------------------
Net decrease                    (270,736)  $ (2,407,243)
                              =========================
Year ended October 31, 2008:
Shares sold                      468,718   $  6,724,597
Shares redeemed               (1,976,844)   (28,889,038)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,508,126)   (22,164,441)
Shares converted into Class
  A
  (See Note 1)                   694,188     10,188,477
Shares converted from Class
  A
  (See Note 1)                (2,138,924)   (29,396,808)
                              -------------------------
Net decrease                  (2,952,862)  $(41,372,772)
                              =========================

 CLASS B                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      165,783   $  1,364,353
Shares redeemed                 (318,602)    (2,596,426)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (152,819)    (1,232,073)
Shares converted from Class
  B
  (See Note 1)                  (276,365)    (2,090,688)
                              -------------------------
Net decrease                    (429,184)  $ (3,322,761)
                              =========================
Year ended October 31, 2008:
Shares sold                      309,084   $  4,120,854
Shares redeemed               (1,195,611)   (15,990,020)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (886,527)   (11,869,166)
Shares converted from Class
  B
  (See Note 1)                (1,118,496)   (15,185,698)
                              -------------------------
Net decrease                  (2,005,023)  $(27,054,864)
                              =========================

 CLASS C                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       19,728   $    159,006
Shares redeemed                  (33,546)      (282,500)
                              -------------------------
Net decrease                     (13,818)  $   (123,494)
                              =========================
Year ended October 31, 2008:
Shares sold                       30,777   $    406,562
Shares redeemed                 (130,676)    (1,763,947)
                              -------------------------
Net decrease                     (99,899)  $ (1,357,385)
                              =========================

 CLASS I                          SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      140,820   $  1,224,450
Shares redeemed                  (46,169)      (423,264)
                              -------------------------
Net increase                      94,651   $    801,186
                              =========================
Year ended October 31, 2008:
Shares sold                      268,725   $  3,893,906
Shares redeemed                 (108,213)    (1,569,047)
                              -------------------------
Net increase                     160,512   $  2,324,859
                              =========================




NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



26    MainStay Small Cap Growth Fund

NOTE 10--SUBSEQUENT EVENT:

At a meeting held on June 23, 2009, the Board approved the Fund's reorganization with and into the MainStay Small Company Value Fund, subject to approval by shareholders of the Fund at a special meeting to be held on or about October 16, 2009. On or about August 26, 2009, shareholders will receive a proxy statement/prospectus containing further information regarding the MainStay Small Company Value Fund and the proposed reorganization.

In connection with this proposed reorganization, the Board terminated MacKay Shields as the Fund's subadvisor and approved the appointment of Epoch Investment Partners, Inc. as subadvisor to the Fund, effective June 29, 2009, pursuant to the terms of an exemptive order described in the Fund's Prospectus. Additionally, the Board approved changing the Fund's principal investment strategy, investment process and risk disclosure to more closely align them to those of MainStay Small Company Value Fund, effective August 14, 2009. The Board also approved the changing of the Fund's primary benchmark from the Russell 2000(R) Growth Index to Russell 2500 Value Index, effective August 14, 2009. More information regarding these changes to the Fund is contained in a supplement to the Fund's Prospectus dated June 29, 2009.



                                                   mainstayinvestments.com    27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




28    MainStay Small Cap Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A015925         (RECYCLE LOGO)            MS140-09           MSSG10-06/09
                                                                          24

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TAX FREE BOND FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TAX FREE BOND FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        27
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       27

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL              SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          0.65%    -6.40%    1.00%    2.30%
Excluding sales charges     5.40     -1.99     1.94     2.77




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                BARCLAYS CAPITAL
                           MAINSTAY TAX    BARCLAYS CAPITAL         3-15 YEAR
                             FREE BOND       MUNICIPAL BOND      MUNICIPAL BOND
                               FUND              INDEX                INDEX
                           ------------    -----------------    ----------------
4/30/99                         9550             10000                10000
                                9116              9908                10013
                                9967             10936                10969
                               10588             11702                11743
                               11423             12695                12725
                               11406             13035                13020
                               12024             13924                13729
                               12161             14224                13923
                               12906             15046                14662
                               12809             15466                15335
4/30/09                        12555             15947                16232






CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL              SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          0.61%    -6.31%    1.01%    2.30%
Excluding sales charges     5.35     -1.89     1.94     2.78




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                               BARCLAYS CAPITAL
                           MAINSTAY TAX    BARCLAY CAPITAL         3-15 YEAR
                             FREE BOND      MUNICIPAL BOND      MUNICIPAL BOND
                               FUND              INDEX               INDEX
                           ------------    ----------------    ----------------
4/30/99                        23875             25000               25000
                               22790             24771               25033
                               24918             27340               27422
                               26471             29254               29359
                               28557             31738               31812
                               28514             32588               32550
                               30061             34809               34323
                               30402             35561               34809
                               32265             37616               36655
                               31998             38665               38337
4/30/09                        31392             39867               40579






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------


AVERAGE ANNUAL              SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          0.16%    -6.94%    1.32%    2.51%
Excluding sales charges     5.16     -2.24     1.66     2.51




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                BARCLAYS CAPITAL
                           MAINSTAY TAX    BARCLAYS CAPITAL         3-15 YEAR
                             FREE BOND       MUNICIPAL BOND      MUNICIPAL BOND
                               FUND              INDEX                INDEX
                           ------------    -----------------    ----------------
4/30/99                        10000             10000                10000
                                9522              9908                10013
                               10386             10936                10969
                               11005             11702                11743
                               11843             12695                12725
                               11795             13035                13020
                               12403             13924                13729
                               12512             14224                13923
                               13246             15046                14662
                               13102             15466                15335
4/30/09                        12808             15947                16232





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 0.50%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 0.50%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------


AVERAGE ANNUAL              SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          4.28%    -3.08%    1.68%    2.52%
Excluding sales charges     5.28     -2.13     1.68     2.52




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                        BARCLAYS CAPITAL
                                   MAINSTAY TAX    BARCLAYS CAPITAL         3-15 YEAR
                                     FREE BOND       MUNICIPAL BOND      MUNICIPAL BOND
                                       FUND              INDEX                INDEX
                                   ------------    -----------------    ----------------
4/30/99                                10000             10000                10000
                                        9522              9908                10013
                                       10386             10936                10969
                                       11005             11702                11743
                                       11843             12695                12725
                                       11795             13035                13020
                                       12403             13924                13729
                                       12512             14224                13923
                                       13246             15046                14662
                                       13102             15466                15335
4/30/09                                12823             15947                16232







 BENCHMARK PERFORMANCE                                         SIX       ONE      FIVE     TEN
                                                              MONTHS     YEAR    YEARS    YEARS
-----------------------------------------------------------------------------------------------
Barclays Capital 3-15 Year Blended Municipal Bond Index(3)     8.01%     5.85%    4.51%    4.96%
Barclays Capital Municipal Bond Index(4)                       8.20      3.11     4.11     4.78
Average Lipper general municipal debt fund(5)                  6.08     -2.12     2.20     3.16



   reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class B shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Barclays Capital 3-15 Year Blended Municipal Bond Index (formerly named Lehman Brothers(R) 3-15 Year Blended Municipal Bond Index) is an index of investment grade municipal bonds with maturities of 3-15 years. The index is calculated on a total return basis. Results assume reinvestment of all income and capital gains. The Barclays Capital 3-15 Blended Municipal Bond Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Barclays Capital Municipal Bond Index (formerly named Lehman Brothers(R) Municipal Bond Index) includes approximately, 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5. The average Lipper general municipal debt fund is representative of funds that invest primarily in municipal debt issues in the top four credit ratings. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Tax Free Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TAX FREE BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,054.00        $5.04          $1,019.90         $4.96
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,053.50        $4.53          $1,020.40         $4.46
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,051.60        $6.31          $1,018.65         $6.21
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,052.80        $6.31          $1,018.65         $6.21
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.99% for Investor Class, 0.89% for Class A and 1.24% for Class B and Class
   C) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

STATE COMPOSITION AS OF APRIL 30, 2009



Illinois                              14.3%
Texas                                 12.1
Florida                                7.6
New York                               7.6
North Carolina                         6.0
Puerto Rico                            4.9
Arizona                                4.0
New Jersey                             3.7
Massachusetts                          3.6
Maryland                               3.5
Washington                             3.2
Louisiana                              3.0
Pennsylvania                           2.4
Tennessee                              2.2
California                             2.1
Colorado                               2.1
Nevada                                 2.1
Missouri                               1.8
Georgia                                1.7
New Mexico                             1.5
Delaware                               1.2
Alaska                                 1.1
West Virginia                          0.9
Oklahoma                               0.7
South Carolina                         0.6
Michigan                               0.1
Short-Term Investment                  4.5
Cash and Other Assets, Less
  Liabilities                          1.5
                                     -----
                                     100.0%
                                     =====



 See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Illinois State Toll Highway Authority,
        Series A-1, Insured: FSA, 5.00%, due
        1/1/26
    2.  Puerto Rico Public Buildings Authority
        Revenue Guaranteed Government
        Facilities, Series I, 5.00%, due 7/1/36
    3.  North Carolina Municipal Power Agency
        N1, Catawba Electric Revenue, Series B,
        6.50%, due 1/1/20
    4.  Chicago, Illinois Housing Authority
        Capital Program Revenue, Insured: FSA,
        5.00%, due 7/1/23
    5.  Massachusetts State Health & Educational
        Facilities Authority Revenue, Caregroup,
        Series E2, 5.00%, due 7/1/17-7/1/18
    6.  Maryland Health & Higher Educational
        Facilities Authority Revenue, 5.00%, due
        7/1/14-7/1/18
    7.  Scottsdale Arizona Industrial
        Development Authority Hospital Revenue,
        Scottsdale Healthcare, 5.00%, due
        9/1/17-9/1/18
    8.  New York State Dormitory Authority
        Revenue,
        Series A-B, 6.00%-7.50%, due
        5/15/11-7/1/19
    9.  San Antonio, Texas Electric & Gas
        (Escrow Shares), Series 2000, 5.00%, due
        2/1/17
   10.  South Florida Water Management District,
        Insured: AMBAC, 5.00%, due 10/1/20







8    MainStay Tax Free Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS MICHAEL FALOON, CFA, FRM, AND CHRISTINE TODD, CFA, OF STANDISH MELLON ASSET MANAGEMENT COMPANY LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY TAX FREE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 5.40% for Investor Class shares, 5.35% for Class A shares, 5.16% for Class B shares and 5.28% for Class C shares for the six months ended April 30, 2009. Over the same period, all share classes underperformed the 6.08% return of the average Lipper(1) general municipal debt fund. All share classes underperformed the 8.01% return of the Barclays Capital 3-15 Year Blended Municipal Bond Index(2) for the six months ended April 30, 2009. The Barclays Capital 3-15 Year Blended Municipal Bond Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund underperformed the average Lipper general municipal debt fund because of the Fund's larger weighting in higher-grade securities. The Fund underperformed the Barclays Capital 3-15 Year Blended Municipal Bond Index because of its overweight position in shorter-maturity securities.

WHAT FACTORS INFLUENCED THE MUNICIPAL BOND MARKET AS A WHOLE DURING THE REPORTING PERIOD?

The passage of the American Recovery and Reinvestment Act of 2009 (ARRA) in February 2009 provided support to the municipal market. The ARRA provides temporary budget relief to help states with health and education funding. This aide eased some of the credit concerns that were negatively affecting the market at the beginning of 2009. In addition to direct funds, the ARRA also included the Build America Bond (BAB) program, which allows municipal issuers to access the taxable debt market with the federal government subsidizing 35% of the interest expense over the life of the bonds. It is estimated that this program will replace $100 billion to $150 billion of tax-exempt issuance over the next two years. The realization that municipal issuance could be scarce for the two next years created a powerful rally in the tax-exempt market as the reporting period ended.

WHAT WAS THE FUND'S DURATION(3) STRATEGY DURING THE REPORTING PERIOD?

The Fund had a longer duration than the Barclays Capital 3-15 Year Blended Municipal Bond Index during the reporting period. This duration posture helped the Fund's relative performance as historically attractive valuations in the municipal market prompted buying interest from individual investors and mutual funds.

WHAT POSITIONING DECISIONS AFFECTED THE FUND'S PERFORMANCE?

The Fund's exposure to Puerto Rico tax-free bonds and prepaid gas-contract tax-exempt bonds secured by Goldman Sachs contributed significantly to the Fund's performance, as municipal buyers gravitated toward securities that were the weakest performers during the flight-to-quality in 2008. The Fund's large weighting in prerefunded issues,(4) which are backed by U.S. Treasurys, detracted from the Fund's performance.

At the beginning of February 2009, the federal government passed a cigarette tax increase of 62 cents a pack. We anticipated the new tax would result in a 10% decrease in cigarette consumption, so we sold longer-maturity tobacco bonds that we felt could be adversely affected. We replaced these securities with shorter-maturity bonds that offered a similar yield. This repositioning helped the Fund's performance during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

We took advantage of market dislocation in late 2008 to purchase what we believed to be high-quality credits at depressed prices. For example, we added

----------
The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Industrial development, pollution control and revenue bonds are generally not secured by the taxing power of the municipality, but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital 3-15 Year Blended Municipal Bond Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. Prerefunding, or advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities, which in turn are held in escrow collateralizing the first bond. Given that the advance refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value--sometimes significantly.

                                                    mainstayinvestments.com    9

Washington Energy Northwest and San Antonio Electric & Gas to the Fund. We considered these issues to be among the best in the power segment of the municipal market. Both issuers have large service areas, strong debt ratios and experienced management teams.

We eliminated the Fund's Ohio bonds at what we believed to be strong valuations. Our opinion of the bonds had grown pessimistic, given Ohio's reliance on manufacturing and the state's poor economic growth outlook. We also eliminated Yankee Stadium bonds on our belief that ticket sales for the new stadium would be well below projections, creating credit pressure for the bonds.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

The Fund added to its power exposure during the reporting period when we felt that these relatively stable securities were trading at attractive valuations. We also increased the Fund's exposure to the education sector to take advantage of what we believed to be compelling valuations. In contrast, we decreased the Fund's allocation to weaker health care bonds at valuations that we found attractive.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the Fund was overweight relative to the Barclays Capital 3-15 Year Blended Municipal Bond Index in health care, housing and power bonds. On the same date, the Fund was underweight in transportation, special tax and water revenue bonds.



----------
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment


10    MainStay Tax Free Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT           VALUE
MUNICIPAL BONDS 94.0%+
----------------------------------------------------------------

ALASKA 1.1%
Alaska Housing Finance Corp.
  Series C
  5.50%, due 6/1/37 (a)              $ 2,000,000   $   2,001,200
                                                   -------------


ARIZONA 4.0%
Arizona Health Facilities
  Authority Revenue, Banner
  Health
  Series A
  5.00%, due 1/1/19                    1,500,000       1,498,755
V  Scottsdale Arizona
  Industrial Development
  Authority Hospital Revenue,
  Scottsdale Healthcare
  5.00%, due 9/1/17                    4,720,000       4,761,300
  5.00%, due 9/1/18                    1,440,000       1,435,651
                                                   -------------
                                                       7,695,706
                                                   -------------

CALIFORNIA 2.1%
Golden State Tobacco
  Securitization Corp
  Series A
  4.50%, due 6/1/27                    5,000,000       4,055,050
                                                   -------------


COLORADO 2.1%
Denver, Colorado City &
  County
  Airport Revenue
  Series A2
  5.25%, due 11/15/32 (b)(c)           4,000,000       4,063,520
                                                   -------------


DELAWARE 1.2%
Delaware State Economic
  Development Authority
  Revenue Pollution Control,
  Delmarva Power
  Series C, Insured: AMBAC
  4.90%, due 5/1/26 (a)(b)(d)          2,250,000       2,253,870
                                                   -------------


FLORIDA 7.6%
Florida Hurricane Catastrophe
  Fund, Florida Finance Corp.
  Revenue
  Series A
  5.00%, due 7/1/14                    2,000,000       2,046,000
Highlands County Florida
  Health Facilities Authority
  Revenue Hospital, Adventist
  Health Systems
  Series D
  5.375%, due 11/15/35 (e)             4,500,000       5,065,740
Miami-Dade County Florida
  Solid Waste System Revenue
  Insured: MBIA
  5.00%, due 10/1/19 (a)(f)            1,735,000       1,829,800
V  South Florida Water
  Management District,
  Insured: AMBAC
  5.00%, due 10/1/20 (a)(d)            5,245,000       5,554,508
                                                   -------------
                                                      14,496,048
                                                   -------------

GEORGIA 1.7%
Monroe County, Georgia
  Development Authority,
  Oglethorpe Power Corp.
  Series B
  4.625%, due 1/1/36 (a)(b)            3,250,000       3,321,435
                                                   -------------

ILLINOIS 14.3%
V  Chicago, Illinois Housing
  Authority Capital Program
  Revenue
  Insured: FSA
  5.00%, due 7/1/23 (a)(g)             7,000,000       7,098,490
Chicago, Illinois Waterworks
  Revenue
  Insured: FGIC
  6.50%, due 11/1/15 (a)(h)            3,005,000       3,581,660
Illinois State Sales Tax
  Revenue
  Second Series, Insured:
  FGIC
  5.50%, due 6/15/17 (a)(h)            4,000,000       4,604,080
V  Illinois State Toll
  Highway Authority
  Series A-1, Insured: FSA
  5.00%, due 1/1/26 (a)(g)             7,000,000       8,270,290
Kane McHenry Cook & De Kalb
  Counties Illinois Unit
  School District No. 300
  Insured: XLCA
  5.00%, due 12/1/20 (a)(i)            3,500,000       3,652,775
                                                   -------------
                                                      27,207,295
                                                   -------------

LOUISIANA 3.0%
Louisiana State
  Series A, Insured: MBIA
  5.00%, due 8/1/12 (a)(f)             1,500,000       1,622,160
State of Louisiana Offshore
  Terminal Authority
  Deepwater Port Revenue
  Series C
  5.25%, due 9/1/16                    3,970,000       4,101,645
                                                   -------------
                                                       5,723,805
                                                   -------------

MARYLAND 3.5%
V  Maryland Health & Higher
  Educational Facilities
  Authority Revenue
  5.00%, due 7/1/14                    1,845,000       1,911,106


 + Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest issuers held, as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
MUNICIPAL BONDS (CONTINUED)
MARYLAND (CONTINUED)
Maryland Health & Higher Educational
  Facilities Authority Revenue (continued)
  5.00%, due 7/1/16                  $ 1,345,000   $   1,376,635
  5.00%, due 7/1/17                    1,180,000       1,203,706
  5.00%, due 7/1/18                    2,060,000       2,077,737
                                                   -------------
                                                       6,569,184
                                                   -------------

MASSACHUSETTS 3.6%
V  Massachusetts State Health
  & Educational Facilities
  Authority Revenue,
  Caregroup
  Series E2
  5.00%, due 7/1/17                    3,000,000       2,929,080
  5.00%, due 7/1/18                    3,500,000       3,367,700
Massachusetts State Health &
  Educational Facilities
  Authority Revenue,
  Massachusetts Institute of
  Technology
  Series E2
  5.00%, due 7/1/19                      500,000         572,150
                                                   -------------
                                                       6,868,930
                                                   -------------

MICHIGAN 0.1%
Michigan Tobacco Settlement
  Finance Authority
  6.00%, due 6/1/34                      250,000         161,665
                                                   -------------


MISSOURI 1.8%
Missouri State Highways and
  Transit Commission/MO
  Series A
  5.00%, due 5/1/13                    3,000,000       3,399,810
                                                   -------------


NEVADA 2.1%
Clark County Nevada Passenger
  Facility Charge Revenue,
  Las Vegas-McCarran
  International Airport
  Series A-2, Insured: AMBAC
  5.00%, due 7/1/26 (a)(d)             4,000,000       3,981,480
                                                   -------------


NEW JERSEY 3.7%
New Jersey State Trust Fund
  Transportation
  Authority System
  Series C, Insured: FSA
  5.50%, due 12/15/17 (a)(g)           3,810,000       4,292,803
Tobacco Settlement Financing
  Corp.
  Series 1A
  4.50%, due 6/1/23                    3,265,000       2,753,864
                                                   -------------
                                                       7,046,667
                                                   -------------

NEW MEXICO 1.5%
New Mexico Finance Authority
  State Transportation
  Revenue
  Series A, Insured: MBIA
  5.00%, due 6/15/22 (a)(f)            2,750,000       2,911,315
                                                   -------------


NEW YORK 7.6%
Metropolitan Transportation
  Authority of New York
  Revenue
  5.00%, due 11/15/30 (b)              5,000,000       5,275,450
New York State Dormitory
  Authority Lease Revenue
  Court Facilities City of
  New York
  7.375%, due 5/15/10                  1,375,000       1,466,699
  7.50%, due 5/15/11                   1,740,000       1,807,843
V  New York State Dormitory
  Authority Revenue
  Series A, Insured: MBIA
  6.00%, due 7/1/19 (a)(f)             3,700,000       4,396,562
  Series B
  7.50%, due 5/15/11 (e)               1,250,000       1,374,312
New York State Environmental
  Facilities Corp. Pollution
  Control Revenue, State
  Water Revolving Fund
  Series A
  7.50%, due 6/15/12                      95,000          95,524
                                                   -------------
                                                      14,416,390
                                                   -------------


NORTH CAROLINA 6.0%
North Carolina Eastern
  Municipal Power Agency
  Systems Revenue
  Series A
  5.50%, due 1/1/12                    2,000,000       2,106,740
  Series D
  6.75%, due 1/1/26                    2,000,000       2,022,640
North Carolina Housing
  Finance Agency Home
  Ownership
  Series 13-A
  4.25%, due 1/1/28 (c)                   85,000          83,511
V  North Carolina Municipal
  Power Agency N1, Catawba
  Electric Revenue
  Series B
  6.50%, due 1/1/20                    7,000,000       7,155,680
                                                   -------------
                                                      11,368,571
                                                   -------------

OKLAHOMA 0.7%
Oklahoma Department of
  Transportation Revenue
  Series A
  5.00%, due 9/1/13                    1,260,000       1,407,319
                                                   -------------






12    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA 2.4%
Pennsylvania Higher
  Educational
  Facilties Authority
  Series A
  5.00%, due 9/1/17                  $ 2,000,000   $   2,314,240
University of Pittsburgh
  Series B
  5.50%, due 9/15/21                   2,000,000       2,257,300
                                                   -------------
                                                       4,571,540
                                                   -------------

PUERTO RICO 4.9%
Puerto Rico Commonwealth
  Infrastructure Financing
  Special Authority
  Series A
  5.50%, due 10/1/17                   1,500,000       1,575,960
V  Puerto Rico Public
  Buildings
  Authority Revenue
  Guaranteed
  Government Facilities
  Series I
  5.00%, due 7/1/36                   10,000,000       7,772,100
                                                   -------------
                                                       9,348,060
                                                   -------------

SOUTH CAROLINA 0.6%
South Carolina Jobs-Economic
  Development Authority/
  Economic Development
  Revenue,
  Bon Secours-St. Francis
  Medical Center
  Series A
  5.625%, due 11/15/30                   935,000       1,068,929
                                                   -------------


TENNESSEE 2.2%
Tennessee Energy Acquisition
  Corp.,
  Gas Revenue
  Series A
  5.25%, due 9/1/24                    5,000,000       4,179,300
                                                   -------------


TEXAS 12.1%
Dallas, Texas Area Rapid
  Transit Sales Tax Revenue
  Insured: AMBAC
  5.00%, due 12/1/16 (a)(d)            1,500,000       1,717,485
Dallas-Fort Worth, Texas
  International Airport
  Facilities Improvement
  Revenue
  Series A, Insured: FGIC
  6.00%, due 11/1/28
  (a)(c)(h)                            4,000,000       4,005,080
El Paso, Texas
  Insured: FGIC
  5.00%, due 8/15/19 (a)(h)            3,815,000       4,187,268
Plano, Texas Independent
  School
  District General Obligation
  Series A
  5.00%, due 2/15/13                   1,000,000       1,124,110
V  San Antonio, Texas
  Electric & Gas
  (Escrow Shares)
  Series 2000
  5.00%, due 2/1/17 (j)                5,040,000       5,575,853
San Antonio, Texas Electric &
  Gas Revenue
  Series A
  5.25%, due 2/1/14                    2,000,000       2,258,820
San Juan, Texas Alamo
  Independent School District
  General Obligation
  5.00%, due 2/1/14                    2,000,000       2,270,000
Texas State College Student
  Loan
  5.50%, due 8/1/10 (c)                1,760,000       1,830,118
                                                   -------------
                                                      22,968,734
                                                   -------------

WASHINGTON 3.2%
Washington Energy Northwest
  Electric Revenue,
  Bonneville
  Power Administration
  Series A, Insured: MBIA
  5.25%, due 7/1/15 (a)(f)             2,000,000       2,231,160
Washington State Motor
  Vehicle
  Fuel Tax Revenue
  Series B, Insured: MBIA,
  FGIC
  5.00%, due 7/1/16 (a)(f)(h)          2,000,000       2,197,580
Washington State Various
  Purposes
  Series C
  5.00%, due 2/1/17                    1,500,000       1,732,890
                                                   -------------
                                                       6,161,630
                                                   -------------

WEST VIRGINIA 0.9%
Kanawha Mercer Nicholas
  Counties
  West Virginia Single Family
  Mortgage Revenue
  (zero coupon), due 2/1/15
  (e)                                  2,230,000       1,763,774
                                                   -------------
Total Municipal Bonds
  (Cost $176,117,822)                                179,011,227
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                       PRINCIPAL
                                          AMOUNT           VALUE
SHORT-TERM INVESTMENT 4.5%
----------------------------------------------------------------

REPURCHASE AGREEMENT 4.5%
MASSACHUSETTS 4.5%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $8,599,040
  (Collateralized by a United
  States Treasury Bill with a
  zero coupon rate
  and a maturity date of
  5/7/09
  with a Principal Amount of
  $8,775,000 and a Market
  Value of $8,775,000)               $ 8,599,029   $   8,599,029
                                                   -------------
Total Short-Term Investment
  (Cost $8,599,029)                                    8,599,029
                                                   -------------
Total Investments
  (Cost $184,716,851) (k)                   98.5%    187,610,256
Cash and Other Assets,
  Less Liabilities                           1.5       2,843,800
                                           -----    ------------
Net Assets                                 100.0%  $ 190,454,056
                                           =====    ============






(a)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC's guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(b)  Variable rate securities that may be
     tendered back to the issuer at any time
     prior to maturity at par. Rate shown is the rate in effect at April 30, 2009.
(c)  Interest on these securities is subject
     to alternative minimum tax.
(d)  AMBAC - Ambac Assurance Corp.
(e)  Pre-refunding Security - issuer has or
     will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(f)  MBIA--MBIA Insurance Corp.
(g)  FSA--Financial Security Assurance, Inc.
(h)  FGIC--Financial Guaranty Insurance Co.
(i)  XLCA--XL Capital Assurance, Inc.
(j)  Non-income producing security.
(k)  At April 30, 2009, cost is $184,716,851
     for federal income tax purposes and net
     unrealized appreciation is as follows:



  Gross unrealized appreciation     $   7,034,186
  Gross unrealized depreciation        (4,140,781)
                                    -------------
  Net unrealized appreciation       $   2,893,405
                                    -------------
                                     ============




The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices               $         --
Level 2--Other Significant
  Observable Inputs                   187,610,256
Level 3--Significant Unobservable
  Inputs                                       --
                                     ------------
Total                                $187,610,256
                                     ============




The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).



14    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $184,716,851)     $187,610,256
Receivables:
  Interest                              2,951,312
  Fund shares sold                        280,387
Other assets                               28,642
                                     ------------
     Total assets                     190,870,597
                                     ------------
LIABILITIES:
Due to custodian                            1,860
Payables:
  Manager (See Note 3)                     67,762
  Transfer agent (See Note 3)              51,472
  NYLIFE Distributors (See Note 3)         46,020
  Fund shares redeemed                     34,977
  Custodian                                16,199
  Shareholder communication                 3,725
  Trustees                                    905
  Professional fees                           171
Accrued expenses                            1,713
Dividend payable                          191,737
                                     ------------
     Total liabilities                    416,541
                                     ------------
Net assets                           $190,454,056
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    218,711
Additional paid-in capital            210,159,790
                                     ------------
                                      210,378,501
Accumulated undistributed net
  investment income                       956,013
Accumulated net realized loss on
  investments and swap contracts      (23,773,863)
Net unrealized appreciation on
  investments                           2,893,405
                                     ------------
Net assets                           $190,454,056
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 21,461,980
                                     ============
Shares of beneficial interest
  outstanding                           2,455,571
                                     ============
Net asset value per share
  outstanding                        $       8.74
Maximum sales charge (4.50% of
  offering price)                            0.41
                                     ------------
Maximum offering price per share
  outstanding                        $       9.15
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $138,641,264
                                     ============
Shares of beneficial interest
  outstanding                          15,928,563
                                     ============
Net asset value per share
  outstanding                        $       8.70
Maximum sales charge (4.50% of
  offering price)                            0.41
                                     ------------
Maximum offering price per share
  outstanding                        $       9.11
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 21,663,657
                                     ============
Shares of beneficial interest
  outstanding                           2,489,075
                                     ============
Net asset value and offering price
  per share outstanding              $       8.70
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  8,687,155
                                     ============
Shares of beneficial interest
  outstanding                             997,873
                                     ============
Net asset value and offering price
  per share outstanding              $       8.71
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $  4,710,157
                                     ------------
EXPENSES:
  Manager (See Note 3)                    580,666
  Distribution/Service--Investor
     Class (See Note 3)                    26,400
  Distribution/Service--Class A
     (See Note 3)                         168,097
  Service--Class B (See Note 3)            28,498
  Service--Class C (See Note 3)             9,564
  Transfer agent--Investor Class
     (See Note 3)                          25,924
  Transfer agent--Class A (See Note
     3)                                    34,584
  Transfer agent--Classes B and C
     (See Note 3)                          37,388
  Distribution--Class B (See Note
     3)                                    28,498
  Distribution--Class C (See Note
     3)                                     9,564
  Professional fees                        36,110
  Registration                             29,271
  Shareholder communication                22,267
  Custodian                                 7,092
  Trustees                                  4,604
  Miscellaneous                             8,688
                                     ------------
     Total expenses before waiver       1,057,215
  Expense waiver from Manager (See
     Note 3)                             (165,459)
                                     ------------
     Net expenses                         891,756
                                     ------------
Net investment income                   3,818,401
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND SWAP CONTRACTS:
Net realized loss on:
  Security transactions                (9,557,124)
  Swap transactions                    (3,975,000)
                                     ------------
Net realized loss on investments
  and swap transactions               (13,532,124)
                                     ------------
Net change in unrealized
  depreciation on:
  Security transactions                19,177,602
  Swap contracts                          378,600
                                     ------------
Net change in unrealized
  depreciation on investments and
  swap contracts                       19,556,202
                                     ------------
Net realized and unrealized gain on
  investments and swap transactions     6,024,078
                                     ------------
Net increase in net assets
  resulting from operations          $  9,842,479
                                     ============






16    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009           2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  3,818,401   $  8,312,351
 Net realized loss on
  investments, futures
  transactions, written
  option transactions and
  swap transactions             (13,532,124)    (1,730,546)
 Net change in unrealized
  appreciation (depreciation)
  on investments and swap
  contracts                      19,556,202    (21,834,467)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                      9,842,479    (15,252,662)
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (470,894)      (546,593)
    Class A                      (3,088,780)    (6,574,648)
    Class B                        (480,820)    (1,054,404)
    Class C                        (161,882)      (281,903)
                               ---------------------------
 Total dividends to
  shareholders                   (4,202,376)    (8,457,548)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          8,563,016     15,521,438
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       2,857,000      5,779,899
 Cost of shares redeemed        (16,196,552)   (35,884,106)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions          (4,776,536)   (14,582,769)
                               ---------------------------
    Net increase (decrease)
     in net assets                  863,567    (38,292,979)

NET ASSETS:
Beginning of period             189,590,489    227,883,468
                               ---------------------------
End of period                  $190,454,056   $189,590,489
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $    956,013   $  1,339,988
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 INVESTOR CLASS
                                          ----------------------------
                                                          FEBRUARY 28,
                                          SIX MONTHS         2008**
                                             ENDED           THROUGH
                                           APRIL 30,       OCTOBER 31,

                                          ----------------------------
                                             2009*            2008
Net asset value at beginning of period      $  8.48          $  9.07
                                            -------          -------
Net investment income                          0.17             0.25
Net realized and unrealized gain (loss)
  on investments                               0.28            (0.60)
                                            -------          -------
Total from investment operations               0.45            (0.35)
                                            -------          -------
Less dividends:
  From net investment income                  (0.19)           (0.24)
                                            -------          -------
Net asset value at end of period            $  8.74          $  8.48
                                            =======          =======
Total investment return (b)                    5.40%(c)        (4.03%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        4.07%++          3.92% ++
  Net expenses                                 0.99%++          0.99% ++
  Expenses (before waiver)                     1.24%++          1.21% ++
Portfolio turnover rate                          49%              90%
Net assets at end of period (in 000's)      $21,462          $21,450




                                                                            CLASS B
                                          ---------------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED
                                           APRIL 30,                        YEAR ENDED OCTOBER 31,

                                          ---------------------------------------------------------------------------
                                             2009*        2008       2007           2006           2005        2004
Net asset value at beginning of period      $  8.44     $  9.48    $  9.75        $  9.62        $   9.85    $   9.75
                                            -------     -------    -------        -------        --------    --------
Net investment income                          0.16        0.33       0.34           0.36 (a)        0.36        0.36
Net realized and unrealized gain (loss)
  on investments                               0.28       (1.03)     (0.26)          0.13 (e)       (0.22)       0.08
                                            -------     -------    -------        -------        --------    --------
Total from investment operations               0.44       (0.70)      0.08           0.49            0.14        0.44
                                            -------     -------    -------        -------        --------    --------
Less dividends:
  From net investment income                  (0.18)      (0.34)     (0.35)         (0.36)          (0.37)      (0.34)
                                            -------     -------    -------        -------        --------    --------
Net asset value at end of period            $  8.70     $  8.44    $  9.48        $  9.75        $   9.62    $   9.85
                                            =======     =======    =======        =======        ========    ========
Total investment return (b)                    5.16%(c)   (7.46%)     0.86%          5.16%(d)(e)     1.41%       4.55%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        3.83%++     3.63%      3.63%          3.68%           3.67%       3.63%
  Net expenses                                 1.24%++     1.20%      1.14%          1.14%           1.14%       1.27%
  Expenses (before waiver)                     1.49%++     1.40%      1.31%          1.34% (d)       1.31%       1.31%
Portfolio turnover rate                          49%         90%        59%            55%             26%         18%
Net assets at end of period (in 000's)      $21,664     $23,935    $31,921        $45,529        $228,206    $261,626




*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     0.01% per share on net realized gains on investments and the effect on total investment return was less than 0.01%.





18    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     CLASS A
      --------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                    YEAR ENDED OCTOBER 31,

      --------------------------------------------------------------------
         2009*        2008        2007        2006        2005       2004
       $   8.45     $   9.48    $   9.75    $   9.62    $  9.84    $  9.75
       --------     --------    --------    --------    -------    -------
           0.18         0.36        0.38        0.38 (a)   0.38       0.38

           0.26        (1.02)      (0.27)       0.13 (e)  (0.21)      0.07
       --------     --------    --------    --------    -------    -------
           0.44        (0.66)       0.11        0.51       0.17       0.45
       --------     --------    --------    --------    -------    -------

          (0.19)       (0.37)      (0.38)      (0.38)     (0.39)     (0.36)
       --------     --------    --------    --------    -------    -------
       $   8.70     $   8.45    $   9.48    $   9.75    $  9.62    $  9.84
       ========     ========    ========    ========    =======    =======
           5.35%(c)    (7.17%)      1.12%       5.43%(d)(e)1.77%      4.71%


           4.17%++      3.94%       3.88%       3.93%      3.92%      3.88%
           0.89%++      0.88%       0.89%       0.89%      0.89%      1.02%
           1.04%++      1.04%       1.06%       1.09%(d)   1.06%      1.06%
             49%          90%         59%         55%        26%        18%
       $138,641     $136,781    $189,210    $200,593    $38,508    $37,936




                                  CLASS C
      ---------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                  YEAR ENDED OCTOBER 31,

      ---------------------------------------------------------------
         2009*       2008      2007      2006        2005       2004
        $ 8.45      $ 9.48    $ 9.75    $ 9.62      $ 9.85     $ 9.75
        ------      ------    ------    ------      ------     ------
          0.16        0.34      0.35      0.36 (a)    0.36       0.36

          0.28       (1.03)    (0.27)     0.13 (e)   (0.22)      0.08
        ------      ------    ------    ------      ------     ------
          0.44       (0.69)     0.08      0.49        0.14       0.44
        ------      ------    ------    ------      ------     ------

         (0.18)      (0.34)    (0.35)    (0.36)      (0.37)     (0.34)
        ------      ------    ------    ------      ------     ------
        $ 8.71      $ 8.45    $ 9.48    $ 9.75      $ 9.62     $ 9.85
        ======      ======    ======    ======      ======     ======
          5.28%(c)   (7.46%)    0.86%     5.16%(d)(e) 1.41%      4.55%

          3.82%++     3.64%     3.63%     3.68%       3.67%      3.63%
          1.24%++     1.20%     1.14%     1.14%       1.14%      1.27%
          1.49%++     1.40%     1.31%     1.34%(d)    1.31%      1.31%
            49%         90%       59%       55%         26%        18%
        $8,687      $7,425    $6,752    $5,949      $6,231     $5,992




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or


20    MainStay Tax Free Bond Fund
unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.


                                                   mainstayinvestments.com    21

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) FUTURES CONTRACTS.   A futures contract is an agreement to purchase or sell
a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in U.S. Treasury futures contracts to gain full exposure to changes in bond market prices to fulfill its investment objective. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the


22    MainStay Tax Free Bond Fund
effect of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(J) SWAP AGREEMENTS. The Fund may enter into credit default, interest rate, index and currency exchange rate swap agreements ("swaps") for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return or for other portfolio management purposes. In a standard swaps transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

(K) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational

                                                   mainstayinvestments.com    23
expenses that are not the responsibility of the Fund. Standish Mellon Asset Management Company LLC (the "Subadvisor"), is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a subadvisory agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.60% on assets up to $500 million; 0.575% on assets from $500 million to $1 billion and 0.55% on assets in excess of $1 billion. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% on assets up to $500 million and 0.425% on assets from $500 million to $1 billion and to 0.40% on assets in excess of $1 billion.

Prior to August 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of: 0.60% on assets up to $1 billion and 0.55% on assets in excess of $1 billion. New York Life Investments had contractually agreed to waive its management fee to 0.45% on assets up to $1 billion and to 0.40% on assets in excess of $1 billion.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.02% increase in the management fee. This increase was offset by a 0.02% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.99%; Class A, 0.89%; Class B, 1.24%; and Class C, 1.24%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $580,666 and waived its fees in the amount of $165,459 of which $25,924 is subject to recoupment.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                           OCTOBER 31,

      2009            2010             2011             2012             TOTAL
    $91,353          $42,343          $46,063          $25,924         $205,683
----------------------------------------------------------------------------------



State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, have adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund.



24    MainStay Tax Free Bond Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $873 and $8,019, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $10,769 and $234, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $97,896.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $51,683    0.0%++
-------------------------------------------------
Class C                                105    0.0++
-------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $5,964.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $10,241,739 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2011              $ 8,117
       2012                  478
       2016                1,647
------------------------------------

      Total              $10,242
------------------------------------


The Fund had $15,453,401 of capital loss carryforwards that expired during the year ended October 31, 2008.

The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                           2008
Distribution paid from:
  Exempt Interest Dividends          $8,457,548
-----------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $89,215 and $102,052, respectively.


                                                   mainstayinvestments.com    25

NOTE 8--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                       39,847   $    343,451
Shares issued to
  shareholders in
  reinvestment of dividends       46,416        393,049
Shares redeemed                 (198,718)    (1,710,777)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (112,455)      (974,277)
Shares converted into
  Investor Class (See Note
  1)                              46,847        398,272
Shares converted from
  Investor Class (See Note
  1)                              (8,423)       (69,486)
                              -------------------------
Net decrease                     (74,031)  $   (645,491)
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                       53,586   $    490,019
Shares issued to
  shareholders in
  reinvestment of dividends       50,149        454,743
Shares redeemed                 (258,927)    (2,369,444)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (155,192)    (1,424,682)
Shares converted into
  Investor Class (See Note
  1)                           2,890,374     26,562,988
Shares converted from
  Investor Class (See Note
  1)                            (205,580)    (1,854,651)
                              -------------------------
Net increase                   2,529,602   $ 23,283,655
                              =========================

(a) Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      606,683   $  5,208,147
Shares issued to
  shareholders in
  reinvestment of dividends      241,302      2,035,090
Shares redeemed               (1,279,797)   (10,844,828)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (431,812)    (3,601,591)
Shares converted into Class
  A (See Note 1)                 177,418      1,492,282
Shares converted from Class
  A (See Note 1)                 (13,026)      (111,239)
                              -------------------------
Net decrease                    (267,420)  $ (2,220,548)
                              =========================
Year ended October 31, 2008:
Shares sold                      982,364   $  9,053,080
Shares issued to
  shareholders in
  reinvestment of dividends      483,108      4,420,090
Shares redeemed               (2,773,607)   (25,549,663)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,308,135)   (12,076,493)
Shares converted into Class
  A (See Note 1)                 413,208      3,759,242
Shares converted from Class
  A (See Note 1)              (2,864,814)   (26,244,489)
                              -------------------------
Net decrease                  (3,759,741)  $(34,561,740)
                              =========================


 CLASS B                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                       97,337   $    831,868
Shares issued to
  shareholders in
  reinvestment of dividends       40,546        341,580
Shares redeemed                 (280,135)    (2,403,431)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (142,252)    (1,229,983)
Shares converted from Class
  B (See Note 1)                (202,941)    (1,709,829)
                              -------------------------
Net decrease                    (345,193)  $ (2,939,812)
                              =========================
Year ended October 31, 2008:
Shares sold                      200,590   $  1,850,180
Shares issued to
  shareholders in
  reinvestment of dividends       81,349        743,777
Shares redeemed                 (573,355)    (5,269,969)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (291,416)    (2,676,012)
Shares converted from Class
  B (See Note 1)                (241,642)    (2,223,090)
                              -------------------------
Net decrease                    (533,058)  $ (4,899,102)
                              =========================


 CLASS C                          SHARES         AMOUNT
Six-month period ended April
  30, 2009:
Shares sold                      256,240   $  2,179,550
Shares issued to
  shareholders in
  reinvestment of dividends       10,332         87,281
Shares redeemed                 (147,691)    (1,237,516)
                              -------------------------
Net increase                     118,881   $  1,029,315
                              =========================
Year ended October 31, 2008:
Shares sold                      443,102   $  4,128,159
Shares issued to
  shareholders in
  reinvestment of dividends       17,675        161,289
Shares redeemed                 (293,940)    (2,695,030)
                              -------------------------
Net increase                     166,837   $  1,594,418
                              =========================




NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.




26    MainStay Tax Free Bond Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO15930         (RECYCLE LOGO)            MS140-09            MST10-06/09
                                                                          13

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TOTAL RETURN FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TOTAL RETURN FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   13
---------------------------------------------

FINANCIAL STATEMENTS                       29
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              35
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        46
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       46

INVESTMENT AND PERFORMANCE COMPARISON(1)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -5.01%   -27.12%   -1.42%   -1.41%
Excluding sales charges      0.52    -22.88    -0.29    -0.85




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                     MAINSTAY TOTAL                     TOTAL RETURN                LEHMAN BROTHERS
                        RETURN -       RUSSELL 1000    CORE COMPOSITE    S&P 500     AGGREGATE BOND
                         CLASS B           INDEX            INDEX         INDEX          INDEX
                     --------------    ------------    --------------    -------    ---------------
4/30/99                    9450            10000            10000         10000          10000
                          10884            11245            10812         11013          10126
                           9450             9709            10428          9584          11380
                           8501             8546             9999          8374          12272
                           7755             7395             9604          7260          13556
                           8802             9163            11018          8920          13803
                           9136             9823            11738          9486          14529
                          10420            11464            12924         10948          14632
                          11409            13201            14481         12616          15709
                          11247            12592            14487         12026          16788
4/30/09                    8673             8147            11445          7779          17432






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -5.02%   -27.08%   -1.40%   -1.41%
Excluding sales charges      0.51    -22.83    -0.28    -0.85




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                     MAINSTAY TOTAL                     TOTAL RETURN                LEHMAN BROTHERS
                        RETURN -       RUSSELL 1000    CORE COMPOSITE    S&P 500     AGGREGATE BOND
                         CLASS A           INDEX            INDEX         INDEX          INDEX
                     --------------    ------------    --------------    -------    ---------------
4/30/99                   23625            25000            25000         25000          25000
                          27211            28112            27029         27532          25315
                          23625            24272            26070         23961          28450
                          21253            21364            24997         20935          30680
                          19387            18488            24011         18149          33891
                          22005            22907            27545         22301          34509
                          22840            24557            29345         23715          36322
                          26050            28660            32311         27371          36580
                          28522            33003            36202         31541          39272
                          28117            31479            36217         30066          41969
4/30/09                   21697            20368            28613         19449          43579






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -4.83%   -27.26%   -1.33%   -1.58%
Excluding sales charges      0.13    -23.49    -1.04    -1.58




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                     MAINSTAY TOTAL                     TOTAL RETURN                LEHMAN BROTHERS
                        RETURN -       RUSSELL 1000    CORE COMPOSITE    S&P 500     AGGREGATE BOND
                         CLASS B           INDEX            INDEX         INDEX          INDEX
                     --------------    ------------    --------------    -------    ---------------
4/30/99                   10000            10000            10000         10000          10000
                          11438            11245            10812         11013          10126
                           9864             9709            10428          9584          11380
                           8805             8546             9999          8374          12272
                           7970             7395             9604          7260          13556
                           8982             9163            11018          8920          13803
                           9257             9823            11738          9486          14529
                          10483            11464            12924         10948          14632
                          11389            13201            14481         12616          15709
                          11143            12592            14487         12026          16788
4/30/09                    8525             8147            11445          7779          17432





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million.

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          -0.87%   -24.22%   -1.05%   -1.59%
Excluding sales charges      0.12    -23.47    -1.05    -1.59




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                             MAINSTAY TOTAL                     TOTAL RETURN                LEHMAN BROTHERS
                                RETURN -       RUSSELL 1000    CORE COMPOSITE    S&P 500     AGGREGATE BOND
                                 CLASS C           INDEX            INDEX         INDEX          INDEX
                             --------------    ------------    --------------    -------    ---------------
4/30/99                           10000            10000            10000         10000          10000
                                  11438            11245            10812         11013          10126
                                   9864             9709            10428          9584          11380
                                   8805             8546             9999          8374          12272
                                   7970             7395             9604          7260          13556
                                   8982             9163            11018          8920          13803
                                   9257             9823            11738          9486          14529
                                  10473            11464            12924         10948          14632
                                  11379            13201            14481         12616          15709
                                  11132            12592            14487         12026          16788
4/30/09                            8519             8147            11445          7779          17432






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
                            0.69%    -22.53%    0.25%   -0.45%




(PERFORMANCE GRAPH)

                     MAINSTAY TOTAL                     TOTAL RETURN                LEHMAN BROTHERS
                        RETURN -       RUSSELL 1000    CORE COMPOSITE    S&P 500     AGGREGATE BOND
                         CLASS I           INDEX            INDEX         INDEX          INDEX
                     --------------    ------------    --------------    -------    ---------------
4/30/99                   10000            10000            10000         10000          10000
                          11556            11245            10812         11013          10126
                          10060             9709            10428          9584          11380
                           9072             8546             9999          8374          12272
                           8298             7395             9604          7260          13556
                           9442             9163            11018          8920          13803
                           9843             9823            11738          9486          14529
                          11341            11464            12924         10948          14632
                          12468            13201            14481         12616          15709
                          12341            12592            14487         12026          16788
4/30/09                    9561             8147            11445          7779          17432





   Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
4. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. The Russel 1000(R) index is the Fund's broad-based securities market index for comparison purposes.
5. The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Barclays Capital U.S. Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains.
THE FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Total Return Fund

 BENCHMARK PERFORMANCE                                           SIX       ONE      FIVE     TEN
                                                               MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------------------------------------------------
Russell 1000(R) Index(4)                                        -7.39%   -35.30%   -2.32%   -2.03%
Total Return Core Composite Index(5)                            -1.10    -21.00     0.76     1.36
S&P 500(R) Index(6)                                             -8.53    -35.31    -2.70    -2.48
Barclays Capital U.S. Aggregate Bond Index(7)                    7.74      3.84     4.78     5.71
Average Lipper mixed-asset target allocation growth fund(8)     -1.74    -27.07    -0.58     0.44



  An investment cannot be made directly in an index.
6. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers(R) U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8. The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the reminder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TOTAL RETURN FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,005.20        $ 6.41         $1,018.40         $ 6.46
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,005.10        $ 5.77         $1,019.00         $ 5.81
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,001.30        $10.12         $1,014.70         $10.19
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,001.20        $10.12         $1,014.70         $10.19
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,006.90        $ 3.93         $1,020.90         $3.96
--------------------------------------------------------------------------------------------------------



1. Expenses are equal to the Fund's annualized expense ratio of each class (1.29% for Investor Class, 1.16% for Class A, 2.04% for Class B and Class C and 0.79% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay Total Return Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2009

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   44.1
U.S. Government & Federal Agencies              28.6
Corporate Bonds                                 10.2
Short-Term Investment                            5.9
Convertible Bonds                                3.8
Yankee Bonds                                     2.8
Asset-Backed Securities                          2.5
Mortgage-Backed Securities                       1.8
Convertible Preferred Stocks                     0.8
Exchange Traded Funds                            0.5
Foreign Government Bonds                         0.3
Municipal Bonds                                  0.3
Loan Assignments & Participations                0.2
Preferred Stocks                                 0.0
Purchased Call Options                           0.0
Rights                                           0.0
Warrants                                         0.0
Futures Contracts                               (0.0)
Liabilities in Excess of Cash and Other
  Assets                                        (1.8)





See Portfolio of Investments on page 13 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.50%-6.50%, due 4/1/18-12/1/38
    2.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        3.00%-6.00%, due 8/1/10-9/1/36
    3.  Federal National Mortgage Association,
        4.625%-6.25%, due 2/1/11-1/2/14
    4.  United States Treasury Bonds,
        3.50%-6.875%, due 8/15/23-2/15/39
    5.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        6.00%-6.50%, due 4/15/29-8/31/36
    6.  Microsoft Corp.
    7.  International Business Machines Corp.
    8.  United States Treasury Notes,
        1.875%-2.75%, due 4/30/14-2/15/19
    9.  Wal-Mart Stores, Inc.
   10.  United Technologies Corp.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN, RICHARD A. ROSEN, CFA, AND GARY GOODENOUGH, RUPAL J. BHANSALI AND JAMES RAMSAY, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY TOTAL RETURN FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Total Return Fund returned 0.52% for Investor Class shares, 0.51% for Class A shares, 0.13% for Class B shares and 0.12% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned 0.69%. All share classes outperformed the -1.74% return of the average Lipper(1) mixed-asset target allocation growth fund and the -7.39% return of the Russell 1000(R) Index(2) for the six months ended April 30, 2009. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH SECTORS IN THE EQUITY PORTION OF THE FUND WERE THE STRONGEST PERFORMERS AND WHICH SECTORS WERE PARTICULARLY WEAK?

The Fund's equity positions in the industrials, consumer discretionary and information technology sectors contributed positively to the Fund's performance relative to the Russell 1000(R) Index. The Fund's overweight equity position in the consumer discretionary sector, along with good stock selection, helped performance in the equity portion of the Fund. In the information technology sector, superior stock selection resulted in healthy gains for the equity portion of the Fund. The market's attraction to information technology stocks was based on the same factors that boosted consumer discretionary stocks. In both cases, investors were drawn to stocks that had depressed valuations and to companies that were likely to benefit from an economic turnaround.

The Fund's positions in the financials, consumer staples and health care sectors were the largest detractors from the performance of the equity portion of the Fund relative to the Russell 1000(R) Index. Health care stocks faced pressure because they were considered defensive, they had steeper valuations after advancing in 2008, and they may be subject to legislative reform under the Obama administration. Consumer staples, which performed well during the risk-adverse fourth quarter of 2008, weakened somewhat when investors saw early signs of an economic recovery. The Fund was slightly overweight in this sector. The financials sector was very disappointing during the reporting period because of concerns about the health of large financial institutions and their lack of earnings viability. While the Fund remained significantly underweight in financials relative to the Russell 1000(R) Index, the Fund's financial positions detracted from performance.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED?

Kohl's, an operator of family-oriented department stores, saw its stock benefit from the sector rotation into retail stocks. Kohl's monthly sales exceeded expectations, and the company's tight inventory

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the subadvisor believes is their full value or that they may even go down in value. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, liquidity, market conditions and maturities. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong as those issuing securities with higher credit ratings and thus may be more vulnerable to changes in the economy. If an issuer stops making interest payments and/or principal payments on its convertible securities, these securities may become worthless and the Fund could lose its entire investment. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 7 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Index.


10    MainStay Total Return Fund
control helped to preserve profit margins in a difficult retail environment. Despite widespread difficulties in the financials sector during the reporting period, Goldman Sachs Group produced a positive absolute return for the equity portion of the Fund. In the pharmaceuticals industry, the Fund benefited from its position in Wyeth when the company received a takeover bid from Pfizer.

The worst-performing stocks in the Fund were in the financials sector, including U.S. Bancorp, Bank of America, JPMorgan Chase and Citigroup. All of these companies posted negative absolute returns during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING PERIOD?

Late in the reporting period, we initiated a position in diversified manufacturing company Ingersoll-Rand. This position, along with other industrial holdings, moved up in March 2009 after investors began to sense that the economy might have reached its bottom. We increased the Fund's exposure to cyclical stocks, such as cable-services provider Comcast, that we felt would benefit from a turnaround in the U.S. economy.

During the reporting period, we reduced the Fund's equity position in the financials sector. We eliminated Citigroup and Merrill Lynch from the equity portion of the Fund. The stock price of drillers Transocean and Diamond Offshore fell, and we trimmed the Fund's positions in these holdings.

DID THE FUND MAKE ANY SIGNIFICANT EQUITY SECTOR WEIGHTING CHANGES DURING THE REPORTING PERIOD?

As we witnessed signs of an improving economy, we added to the Fund's exposure to cyclical stocks. We also increased the Fund's equity weightings in the consumer discretionary and industrials sectors. Part of that strategy involved reducing the Fund's weightings in the consumer staples and health care sectors, which are considered to be more defensive.

HOW WAS THE EQUITY PORTION OF THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the equity portion of the Fund was overweight relative to the Russell 1000(R) Index in the information technology and health care sectors but was underweight relative to the benchmark in energy and financials.

HOW DID YOU POSITION THE BOND PORTION OF THE FUND DURING THE REPORTING PERIOD?

During the reporting period, the bond portion of the Fund was defensively positioned. We sought to avoid illiquid bond sectors in favor of spread(3) product--that is, non-Treasury securities. In particular, we sought the advantage of securities with a government seal, as the Federal Reserve formally adopted and implemented quantitative easing, including the direct purchase of longer-term Treasurys, agency mortgage-backed securities and agency debt. The Federal Reserve's presence as a backstop structurally improved the attractiveness of riskier assets.

The bond portion of the Fund averaged an approximate 4% weighting to below-investment-grade corporate debt during the reporting period. This allocation detracted from performance early in the reporting period, when risky assets sold off. However, the same allocation contributed positively to the Fund's performance late in the first quarter of 2009 and into April as the Fund benefited from an enhanced yield advantage and narrowing spreads as interest in riskier assets increased.

The bond portion of the Fund was underweight in Treasurys relative to the Barclays Capital U.S. Aggregate Bond Index, the Fund's fixed-income benchmark. Instead, we favored high-quality spread sectors. By the end of 2008, we moved incrementally into agency debentures and newly issued bank debt guaranteed by the Federal Deposit Insurance Corporation (FDIC) through June 2012. We increased the Fund's allocation to approximately 7% of the bond portion of the Fund by April 30, 2009. The Fund was initially underweight commercial mortgage-backed securities (CMBS) because of the sector's deteriorating fundamentals. Late in the first quarter of 2009, however, we increased our CMBS exposure to take advantage of favorable U.S. government policy initiatives and strong investor demand. Our CMBS positioning contributed positively to the Fund's performance during the reporting period.

The bond portion of the Fund was also modestly overweight relative to the Barclays Capital U.S. Aggregate Bond Index in residential mortgage-backed securities and in asset-backed securities collateralized by credit-card and auto-loan receivables. These asset-backed securities benefited from the government's Term Asset-Backed Securities Loan Facility. In the mortgage sector, we favored high quality Ginnie Mae securities and avoided lower-coupon conventional Fannie Mae securities. The bond portion of the

----------
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                   mainstayinvestments.com    11

Fund established an overweight position in mortgage pass-throughs in September 2008, after Fannie Mae and Freddie Mac entered conservatorship.

The bond portion of the Fund was underweight in investment-grade credit during the reporting period, although strong security selection among lower-quality (BBB-rated)(4) securities proved to be the focal point of returns coming out of the first quarter of 2009. We took selective advantage of the new-issue calendar when industrials and utilities with durable cash flows issued bonds at price concessions designed to entice investors. The bond portion of the Fund also benefited from an underweight position in the banking and brokerage industries. During the reporting period, these industries felt the negative effects of balance-sheet deterioration at many financial institutions.

HOW WAS THE BOND PORTION OF THE FUND POSITIONED FROM A DURATION(5) AND YIELD-CURVE(6) PERSPECTIVE?

The bond portion of the Fund was positioned with a neutral duration posture relative to the Barclays Capital U.S. Aggregate Bond Index. It also had a yield-curve flattening bias, driven by our belief the Federal Reserve would need to keep interest rates low. During the reporting period, these positions modestly detracted from the performance of the bond portion of the Fund.



----------
4. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


12    MainStay Total Return Fund

PORTFOLIO OF INVESTMENTS +++ APRIL 30, 2009 UNAUDITED



                                    PRINCIPAL
                                       AMOUNT            VALUE
LONG-TERM BONDS 50.5%+
ASSET-BACKED SECURITIES 2.5%
----------------------------------------------------------------

AUTOMOBILE 0.1%
Superior Wholesale
  Inventory Financing
  Trust
  Series 2007-AE1, Class A
  0.551%, due 1/15/12 (a)         $   340,000      $     272,000
                                                   -------------


CONSUMER FINANCE 0.2%
Harley-Davidson Motorcycle
  Trust
  Series 2007-1, Class A3
  5.22%, due 3/15/12                  909,730            915,032
                                                   -------------


CONSUMER LOANS 0.5%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23               1,600,000          1,683,849
                                                   -------------


CREDIT CARDS 1.1%
Bank of America Credit
  Card Trust
  Series 2006-C4, Class C4
  0.681%, due 11/15/11 (a)            330,000            324,528
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.741%, due 1/15/14 (a)           1,315,000            817,098
Citibank Credit Card
  Issuance Trust
  Series 2006-C4, Class C4
  0.698%, due 1/9/12 (a)            1,400,000          1,290,740
MBNA Credit Card Master
  Note Trust
  Series 2005-A3, Class A3
  4.10%, due 10/15/12                 890,000            904,233
Murcie Lago International,
  Ltd.
  Series 2006-1X, Class A
  0.668%, due 3/27/11
  (a)(b)(c)                           700,000            635,684
                                                   -------------
                                                       3,972,283
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 0.3%
Dominos Pizza Master
  Issuer LLC
  Series 2007-1, Class A2
  5.261%, due 4/25/37 (d)             880,000            474,140
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (d)             630,000            436,602
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14
  (c)(d)                              188,044            170,474
                                                   -------------
                                                       1,081,216
                                                   -------------

HOME EQUITY 0.3%
Citicorp Residential Mortgage Securities,
  Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (e)             495,000            430,124
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (e)             855,000            729,780
                                                   -------------
                                                       1,159,904
                                                   -------------
Total Asset-Backed
  Securities
  (Cost $10,522,854)                                   9,084,284
                                                   -------------



CONVERTIBLE BONDS 3.8%
----------------------------------------------------------------

AEROSPACE & DEFENSE 0.1%
L-3 Communications Corp.
  3.00%, due 8/1/35                   340,000            341,700
                                                   -------------


AIRLINES 0.1%
JetBlue Airways Corp.
  3.75%, due 3/15/35                  197,000            178,285
                                                   -------------


BANKS 0.2%
National City Corp.
  4.00%, due 2/1/11                   745,000            697,506
                                                   -------------


BIOTECHNOLOGY 0.2%
Amgen, Inc.
  0.125%, due 2/1/11                  287,000            268,704
Enzon Pharmaceuticals,
  Inc.
  4.00%, due 6/1/13                   269,000            212,510
Gilead Sciences, Inc.
  0.625%, due 5/1/13                  160,000            206,800
                                                   -------------
                                                         688,014
                                                   -------------

COAL 0.0%++
Peabody Energy Corp.
  4.75%, due 12/15/66                 148,000            110,630
                                                   -------------


COMMERCIAL SERVICES 0.0%++
Sotheby's
  3.125%, due 6/15/13 (d)             171,000            119,700
                                                   -------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings or issuers held as of April 30, 2009, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                    PRINCIPAL
                                       AMOUNT            VALUE
CONVERTIBLE BONDS (CONTINUED)
COMPUTERS 0.2%
EMC Corp.
  1.75%, due 12/1/11              $   612,000      $     641,835
                                                   -------------


DISTRIBUTION & WHOLESALE 0.1%
WESCO International, Inc.
  1.75%, due 11/15/26                 244,000            192,760
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.2%
MF Global, Ltd.
  9.00%, due 6/20/38 (d)              170,000            146,413
NASDAQ OMX Group, Inc.
  (The)
  2.50%, due 8/15/13                  569,000            455,911
                                                   -------------
                                                         602,324
                                                   -------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
General Cable Corp.
  0.875%, due 11/15/13                239,000            195,681
                                                   -------------


ELECTRONICS 0.2%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                   375,000            441,094
Itron, Inc.
  2.50%, due 8/1/26                   142,000            144,485
TTM Technologies, Inc.
  3.25%, due 5/15/15                  234,000            172,575
                                                   -------------
                                                         758,154
                                                   -------------

ENERGY--ALTERNATE SOURCES 0.2%
Covanta Holding Corp.
  1.00%, due 2/1/27                   740,000            607,725
                                                   -------------


ENTERTAINMENT 0.0%++
Lions Gate Entertainment
  Corp.
  2.938%, due 10/15/24                 46,000             35,075
  3.625%, due 3/15/25                  70,000             52,500
                                                   -------------
                                                          87,575
                                                   -------------

ENVIRONMENTAL CONTROLS 0.1%
Waste Connections, Inc.
  3.75%, due 4/1/26                   268,000            276,710
                                                   -------------


FOOD 0.1%
Great Atlantic & Pacific
  Tea Co.
  6.75%, due 12/15/12                 276,000            154,215
Spartan Stores, Inc.
  3.375%, due 5/15/27                 455,000            290,631
                                                   -------------
                                                         444,846
                                                   -------------

HEALTH CARE--PRODUCTS 0.2%
Medtronic, Inc.
  1.625%, due 4/15/13                 807,000            731,344
                                                   -------------


INSURANCE 0.0%++
Conseco, Inc.
  (zero coupon), beginning
  9/30/10
  3.50%, due 9/30/35                   20,000              5,900
                                                   -------------


IRON & STEEL 0.1%
ArcelorMittal
  5.00%, due 5/15/14                  202,000            209,575
United States Steel Corp.
  4.00%, due 5/15/14                   45,000             48,150
                                                   -------------
                                                         257,725
                                                   -------------

MEDIA 0.0%++
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (d)              153,000             92,756
                                                   -------------


MINING 0.0%++
Alcoa, Inc.
  5.25%, due 3/15/14                   94,000            148,520
                                                   -------------


MISCELLANEOUS--MANUFACTURING 0.1%
Eastman Kodak Co.
  3.375%, due 10/15/33                219,000            179,307
Ingersoll-Rand Co.
  4.50%, due 4/15/12                   56,000             78,540
Textron, Inc.
  4.50%, due 5/1/13                    53,000             57,571
                                                   -------------
                                                         315,418
                                                   -------------

OIL & GAS 0.7%
Chesapeake Energy Corp.
  2.50%, due 5/15/37                  588,000            428,505
Nabors Industries, Inc.
  0.94%, due 5/15/11                  582,000            531,802
St. Mary Land &
  Exploration Co.
  3.50%, due 4/1/27                   367,000            286,719
Transocean, Inc.
  Series C
  1.50%, due 12/15/37                 958,000            823,880
  Series A
  1.625%, due 12/15/37                640,000            599,200
                                                   -------------
                                                       2,670,106
                                                   -------------

OIL & GAS SERVICES 0.2%
Cameron International
  Corp.
  2.50%, due 6/15/26                  141,000            154,219




14    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT            VALUE
CONVERTIBLE BONDS (CONTINUED)
OIL & GAS SERVICES (CONTINUED)
Schlumberger, Ltd.
  Series B
  2.125%, due 6/1/23              $   467,000      $     649,130
                                                   -------------
                                                         803,349
                                                   -------------


PHARMACEUTICALS 0.3%
ALZA Corp.
  (zero coupon), due
  7/28/20                             608,000            540,360
Teva Pharmaceutical
  Finance Co. B.V.
  Series D
  1.75%, due 2/1/26                   636,000            695,625
                                                   -------------
                                                       1,235,985
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.0%++
Macerich Co. (The)
  3.25%, due 3/15/12 (d)              136,000             96,390
                                                   -------------


RETAIL 0.0%++
Costco Wholesale Corp.
  (zero coupon), due
  8/19/17                             133,000            147,464
                                                   -------------


SEMICONDUCTORS 0.1%
Micron Technology, Inc.
  4.25%, due 10/15/13                 102,000            119,467
ON Semiconductor Corp.
  2.625%, due 12/15/26                174,000            142,245
Teradyne, Inc.
  4.50%, due 3/15/14                   68,000             87,635
                                                   -------------
                                                         349,347
                                                   -------------

SOFTWARE 0.1%
Sybase, Inc.
  1.75%, due 2/22/25                  283,000            396,200
SYNNEX Corp.
  4.00%, due 5/15/18 (d)              108,000             97,065
                                                   -------------
                                                         493,265
                                                   -------------

TELECOMMUNICATIONS 0.2%
Anixter International,
  Inc.
  1.00%, due 2/15/13                  338,000            285,610
SBA Communications Corp.
  1.875%, due 5/1/13 (d)              468,000            395,460
                                                   -------------
                                                         681,070
                                                   -------------
Total Convertible Bonds
  (Cost $16,148,021)                                  13,972,084
                                                   -------------



CORPORATE BONDS 10.2%
----------------------------------------------------------------

ADVERTISING 0.0%++
Lamar Media Corp.
  6.625%, due 8/15/15                 120,000             94,200
                                                   -------------

AEROSPACE & DEFENSE 0.1%
United Technologies Corp.
  5.40%, due 5/1/35                   250,000            218,534
                                                   -------------


AGRICULTURE 0.1%
Cargill, Inc.
  4.375%, due 6/1/13 (d)              200,000            186,418
Reynolds American, Inc.
  7.625%, due 6/1/16                   37,000             32,537
                                                   -------------
                                                         218,955
                                                   -------------

AIRLINES 0.0%++
Delta Air Lines, Inc.
  (Escrow Shares)
  8.00%, due 6/3/49 (f)                40,000                290
  10.375%, due 12/15/22
  (f)                                 100,000                500
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23 (f)             42,700                218
  8.875%, due 6/1/49 (f)               30,000                 75
  10.00%, due 2/1/49 (f)               17,300                 43
                                                   -------------
                                                           1,126
                                                   -------------

AUTO PARTS & EQUIPMENT 0.1%
FleetPride Corp.
  11.50%, due 10/1/14 (d)             140,000            119,000
Goodyear Tire & Rubber Co.
  (The)
  8.625%, due 12/1/11                  68,000             64,940
Lear Corp.
  Series B
  8.50%, due 12/1/13                   53,000              7,685
  8.75%, due 12/1/16                   65,000             10,075
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                 80,000             24,000
                                                   -------------
                                                         225,700
                                                   -------------

BANKS 2.3%
GMAC LLC
  8.00%, due 11/1/31 (d)              211,000            147,700
HSBC USA, Inc.
  3.125%, due 12/16/11 (g)          1,970,000          2,036,135
PNC Funding Corp.
  2.30%, due 6/22/12 (g)            2,280,000          2,287,465
Regions Bank
  3.25%, due 12/9/11 (g)            1,650,000          1,706,288
Sovereign Bank
  2.75%, due 1/17/12 (g)            1,790,000          1,814,648


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                    PRINCIPAL
                                       AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
USB Capital IX
  6.189%, due 4/15/49             $   200,000      $     111,000
Wachovia Corp.
  5.50%, due 5/1/13                   300,000            294,115
                                                   -------------
                                                       8,397,351
                                                   -------------

BEVERAGES 0.0%++
Constellation Brands, Inc.
  7.25%, due 5/15/17                   95,000             91,675
                                                   -------------


BUILDING MATERIALS 0.1%

USG Corp.
  6.30%, due 11/15/16                 705,000            465,300
                                                   -------------


CHEMICALS 0.1%
Equistar Chemicals, L.P.
  7.55%, due 2/15/26 (f)               90,000             21,150
Millennium America, Inc.
  7.625%, due 11/15/26 (f)            110,000              3,850
Mosaic Global Holdings,
  Inc.
  7.375%, due 12/1/14 (d)              80,000             79,400
  7.625%, due 12/1/16 (d)              95,000             95,475
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (d)               80,000             67,200
Tronox Worldwide
  LLC/Tronox Finance Corp.
  9.50%, due 12/1/12 (f)              100,000             17,000
                                                   -------------
                                                         284,075
                                                   -------------

COAL 0.0%++
Peabody Energy Corp.
  7.375%, due 11/1/16                  70,000             68,425
  7.875%, due 11/1/26                 120,000            109,800
                                                   -------------
                                                         178,225
                                                   -------------

COMMERCIAL SERVICES 0.0%++
Cardtronics, Inc.
  9.25%, due 8/15/13                   95,000             68,875
Service Corp.
  International
  7.625%, due 10/1/18                  55,000             50,188
                                                   -------------
                                                         119,063
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES 3.0%
AmeriCredit Corp.
  8.50%, due 7/1/15                    95,000             89,300
Caterpillar Financial
  Services Corp.
  6.125%, due 2/17/14               1,250,000          1,275,066
General Electric Capital
  Corp.
  3.00%, due 12/9/11 (g)            1,540,000          1,588,767
  6.875%, due 1/10/39                 825,000            646,419
Harley-Davidson Funding
  Corp.
  6.80%, due 6/15/18 (d)              270,000            190,745
HSBC Finance Corp.
  4.75%, due 4/15/10                  760,000            758,109
John Deere Capital Corp.
  2.875%, due 6/19/12 (g)           2,545,000          2,616,057
JPMorgan Chase & Co.
  2.125%, due 6/22/12 (g)           2,705,000          2,711,027
LaBranche & Co., Inc.
  11.00%, due 5/15/12                  30,000             27,300
Merrill Lynch & Co., Inc.
  6.05%, due 8/15/12                  580,000            533,474
Morgan Stanley
  6.00%, due 4/28/15                  595,000            562,045
                                                   -------------
                                                      10,998,309
                                                   -------------

ELECTRIC 0.1%
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                   108,278            100,157
NRG Energy, Inc.
  7.25%, due 2/1/14                    15,000             14,475
  7.375%, due 2/1/16                   30,000             28,875
Reliant Energy Mid-
  Atlantic Power Holdings
  LLC
  Series C
  9.681%, due 7/2/26                   90,000             81,900
                                                   -------------
                                                         225,407
                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.0%++
Belden, Inc.
  7.00%, due 3/15/17                   90,000             79,200
                                                   -------------


ENTERTAINMENT 0.2%
Gaylord Entertainment Co.
  6.75%, due 11/15/14                  25,000             16,812
  8.00%, due 11/15/13                  55,000             39,325
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                   70,000             50,575
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09                  60,000             58,200
Penn National Gaming, Inc.
  6.75%, due 3/1/15                   180,000            166,050
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                   175,000            153,125
Vail Resorts, Inc.
  6.75%, due 2/15/14                  180,000            162,000
                                                   -------------
                                                         646,087
                                                   -------------





16    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
ENVIRONMENTAL CONTROLS 0.0%++
Geo Sub Corp.
  11.00%, due 5/15/12             $    60,000      $      43,125
                                                   -------------


FINANCE--AUTO LOANS 0.0%++
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09                 70,000             67,218
  7.875%, due 6/15/10                   3,000              2,760
                                                   -------------
                                                          69,978
                                                   -------------

FINANCE--OTHER SERVICES 0.1%
American Real Estate
  Partners, L.P./
  American Real Estate
  Finance Corp.
  7.125%, due 2/15/13                 250,000            210,000
  8.125%, due 6/1/12                  305,000            271,450
                                                   -------------
                                                         481,450
                                                   -------------

FOOD 0.0%++
Stater Brothers Holdings
  7.75%, due 4/15/15                   26,000             25,090
                                                   -------------


FOREST PRODUCTS & PAPER 0.1%
Bowater, Inc.
  9.375%, due 12/15/21 (f)            250,000             30,625
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (d)              150,000            142,500
  7.75%, due 11/15/29                   5,000              3,925
  8.00%, due 1/15/24                   20,000             17,000
  8.875%, due 5/15/31                  30,000             25,650
                                                   -------------
                                                         219,700
                                                   -------------

HAND & MACHINE TOOLS 0.0%++
Baldor Electric Co.
  8.625%, due 2/15/17                  90,000             79,650
                                                   -------------


HEALTH CARE--PRODUCTS 0.1%
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15 (h)              145,000             49,300
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15                  70,000             65,450
Invacare Corp.
  9.75%, due 2/15/15                  110,000            110,825
Universal Hospital
  Services, Inc.
  5.943%, due 6/1/15 (a)               40,000             30,700
  8.50%, due 6/1/15 (h)                40,000             37,200
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (h)              95,000             69,112
                                                   -------------
                                                         362,587
                                                   -------------

HEALTH CARE--SERVICES 0.3%
Alliance HealthCare
  Services, Inc.
  7.25%, due 12/15/12                  40,000             39,500
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                 215,000            213,925
HCA, Inc.
  8.75%, due 9/1/10                   135,000            134,662
Psychiatric Solutions,
  Inc.
  7.75%, due 7/15/15                   90,000             82,350
Roche Holdings, Inc.
  6.00%, due 3/1/19 (d)               500,000            519,877
                                                   -------------
                                                         990,314
                                                   -------------

HOLDING COMPANY--DIVERSIFIED 0.0%++
Susser Holdings LLC/Susser
  Finance Corp.
  10.625%, due 12/15/13                65,000             65,650
                                                   -------------


HOUSEHOLD PRODUCTS & WARES 0.0%++
Jarden Corp.
  7.50%, due 5/1/17                    75,000             66,375
Libbey Glass, Inc.
  9.568%, due 6/1/11 (a)               80,000             43,200
                                                   -------------
                                                         109,575
                                                   -------------

INSURANCE 0.1%
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                   215,000            172,000
HUB International
  Holdings, Inc.
  9.00%, due 12/15/14 (d)             195,000            135,525
USI Holdings Corp.
  5.113%, due 11/15/14
  (a)(d)                               35,000             16,800
  9.75%, due 5/15/15 (d)               95,000             45,600
                                                   -------------
                                                         369,925
                                                   -------------

LODGING 0.1%
Boyd Gaming Corp.
  7.75%, due 12/15/12                 170,000            164,900
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                    30,000             14,100
  9.75%, due 4/1/10                    50,000             42,875
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  3.82%, due 3/15/14
  (a)(d)                               85,000             56,100
                                                   -------------
                                                         277,975
                                                   -------------

MACHINERY--CONSTRUCTION & MINING 0.2%
Caterpillar, Inc.
  6.05%, due 8/15/36                  825,000            699,341
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                    PRINCIPAL
                                       AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
MEDIA 0.5%
Houghton Mifflin Harcourt
  Publishing Co.
  7.20%, due 3/15/11              $    75,000      $      69,000
ION Media Networks, Inc.
  7.381%, due 1/15/13
  (a)(d)(h)                            38,185                286
Morris Publishing Group
  LLC
  7.00%, due 8/1/13 (f)                74,000              3,053
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (d)                75,000             76,500
Time Warner Cable, Inc.
  8.25%, due 2/14/14                1,040,000          1,140,679
Time Warner, Inc.
  7.70%, due 5/1/32                   750,000            682,687
Ziff Davis Media, Inc.
  8.875%, due 7/15/11
  (a)(b)(c)(h)                         19,010              7,224
                                                   -------------
                                                       1,979,429
                                                   -------------

METAL FABRICATE & HARDWARE 0.0%++
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17                   90,000             53,100
Neenah Foundary Co.
  9.50%, due 1/1/17                   130,000             34,450
                                                   -------------
                                                          87,550
                                                   -------------

MINING 0.3%
Alcoa, Inc.
  5.90%, due 2/1/27                   700,000            442,327
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                    55,000             54,175
  8.375%, due 4/1/17                  110,000            107,800
Vulcan Materials Co.
  6.30%, due 6/15/13                  430,000            422,605
                                                   -------------
                                                       1,026,907
                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.0%++
Actuant Corp.
  6.875%, due 6/15/17                  85,000             76,925
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                   125,000            102,188
                                                   -------------
                                                         179,113
                                                   -------------

OIL & GAS 0.5%
Chaparral Energy, Inc.
  8.50%, due 12/1/15                  130,000             52,000
Chesapeake Energy Corp.
  6.50%, due 8/15/17                  135,000            115,762
  6.875%, due 11/15/20                  5,000              4,075
Devon OEI Operating, Inc.
  7.25%, due 10/1/11                  675,000            714,357
Forest Oil Corp.
  7.25%, due 6/15/19                  125,000            104,063
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (d)                60,000             51,300
Newfield Exploration Co.
  6.625%, due 4/15/16                 110,000             99,550
Pemex Project Funding
  Master Trust
  6.625%, due 6/15/35                 110,000             88,947
Pride International, Inc.
  7.375%, due 7/15/14                  35,000             34,300
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                 81,000             75,735
RRI Energy, Inc.
  7.625%, due 6/15/14                  25,000             22,563
  7.875%, due 6/15/17                 215,000            191,887
Stone Energy Corp.
  6.75%, due 12/15/14                  80,000             33,200
Whiting Petroleum Corp.
  7.00%, due 2/1/14                   135,000            116,100
  7.25%, due 5/1/13                    55,000             48,400
                                                   -------------
                                                       1,752,239
                                                   -------------

OIL & GAS SERVICES 0.0%++
Allis-Chalmers Energy,
  Inc.
  8.50%, due 3/1/17                    61,000             28,060
  9.00%, due 1/15/14                   40,000             19,800
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                 170,000            125,800
                                                   -------------
                                                         173,660
                                                   -------------

PHARMACEUTICALS 0.6%
Medco Health Solutions,
  Inc.
  7.25%, due 8/15/13                1,180,000          1,215,081
NBTY, Inc.
  7.125%, due 10/1/15                  70,000             63,000
Pfizer, Inc.
  6.20%, due 3/15/19                1,035,000          1,112,358
                                                   -------------
                                                       2,390,439
                                                   -------------

PIPELINES 0.4%
ANR Pipeline Co.
  9.625%, due 11/1/21                  55,000             64,744
Copano Energy LLC
  8.125%, due 3/1/16                   70,000             63,700
El Paso Natural Gas Co.
  7.50%, due 11/15/26                  95,000             85,213
MarkWest Energy Partners,
  L.P./
  MarkWest Energy Finance
  Corp.
  Series B
  6.875%, due 11/1/14                 125,000            102,500
  8.50%, due 7/15/16                   15,000             12,525




18    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
PIPELINES (CONTINUED)
Nustar Logistics
  7.65%, due 4/15/18              $   300,000      $     265,051
ONEOK Partners, L.P.
  8.625%, due 3/1/19                  250,000            254,095
Panhandle Eastern Pipeline
  Co.
  6.20%, due 11/1/17                  760,000            691,045
                                                   -------------
                                                       1,538,873
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 0.3%
Health Care Property
  Investors, Inc.
  6.00%, due 1/30/17                  450,000            367,146
Host Marriott, L.P.
  6.375%, due 3/15/15                 145,000            128,325
  Series Q
  6.75%, due 6/1/16                    35,000             30,538
Omega Healthcare
  Investors, Inc.
  7.00%, due 4/1/14                    75,000             69,937
Vornado Realty Trust
  3.625%, due 11/15/26                363,000            325,792
                                                   -------------
                                                         921,738
                                                   -------------

RETAIL 0.3%
CVS Caremark Corp.
  5.789%, due 1/10/26 (d)             296,005            223,483
Home Depot, Inc.
  5.40%, due 3/1/16                   405,000            389,015
Rite Aid Corp.
  8.625%, due 3/1/15                  127,000             68,580
  9.375%, due 12/15/15                 65,000             35,425
Star Gas Partners,
  L.P./Star Gas Finance
  Co.
  Series B
  10.25%, due 2/15/13                  22,000             19,470
TJX Cos., Inc.
  6.95%, due 4/15/19                  295,000            306,343
                                                   -------------
                                                       1,042,316
                                                   -------------

TELECOMMUNICATIONS 0.2%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29                  530,000            262,350
GCI, Inc.
  7.25%, due 2/15/14                   85,000             78,200
iPCS, Inc.
  3.295%, due 5/1/13 (a)               35,000             28,350
PAETEC Holding Corp.
  9.50%, due 7/15/15                   70,000             52,500
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                   57,000             56,145
Qwest Corp.
  7.125%, due 11/15/43                 20,000             13,600
  7.25%, due 9/15/25                   45,000             34,425
  7.50%, due 10/1/14                  145,000            139,925
  8.875%, due 3/15/12                  30,000             30,450
                                                   -------------
                                                         695,945
                                                   -------------

TEXTILES 0.0%++
INVISTA
  9.25%, due 5/1/12 (d)                80,000             72,600
                                                   -------------


TRANSPORTATION 0.0%++
Atlantic Express
  Transportation Corp.
  9.961%, due 4/15/12
  (a)(f)                               35,000             11,594
                                                   -------------


TRUCKING & LEASING 0.0%++
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                  46,000             20,240
                                                   -------------
Total Corporate Bonds
  (Cost $41,209,950)                                  37,930,210
                                                   -------------



FOREIGN GOVERNMENT BONDS 0.3%
----------------------------------------------------------------

FOREIGN SOVEREIGN 0.3%
Republic of Panama
  9.375%, due 4/1/29                  860,000          1,006,200
Republic of Venezuela
  6.00%, due 12/9/20                  309,000            149,865
                                                   -------------
Total Foreign Government
  Bonds
  (Cost $1,193,191)                                    1,156,065
                                                   -------------



LOAN ASSIGNMENTS & PARTICIPATIONS 0.2% (I)
----------------------------------------------------------------

BROADCASTING 0.0%++
Nielsen Finance LLC
  Dollar Term Loan
  2.469%, due 8/9/13                   97,501             82,355
                                                   -------------


BUILDINGS & REAL ESTATE 0.1%
LNR Property Corp.
  Initial Tranche B Term
  Loan
  4.00%, due 7/12/11                  184,800             96,096
                                                   -------------


HEALTHCARE, EDUCATION & CHILDCARE 0.1%
Community Health Systems,
  Inc.
  New Term Loan B
  3.447%, due 7/25/14                 185,215            166,714
HCA, Inc.
  Term Loan B
  3.47%, due 11/18/13                 209,746            188,939


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                    PRINCIPAL
                                       AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Talecris Biotherapeutics,
  Inc.
  2nd Lien Term Loan
  7.74%, due 12/6/14              $   115,000      $     100,050
                                                   -------------
                                                         455,703
                                                   -------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT 0.0%++
Town Sports International,
  Inc.
  Term Loan
  2.25%, due 2/27/14                   98,000             49,000
                                                   -------------


MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  (zero coupon), due
  11/26/13 (b)(f)                      63,908              8,308
                                                   -------------


RETAIL STORE 0.0%++
Toys 'R' Us (Delaware),
  Inc.
  Term Loan
  5.447%, due 1/19/13                 140,000             68,600
                                                   -------------
Total Loan Assignments &
  Participations
  (Cost $1,201,951)                                      760,062
                                                   -------------



MORTGAGE-BACKED SECURITIES 1.8%
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.8%
Banc of America Commercial
  Mortgage, Inc.
  Series 2007-2, Class A4
  (zero coupon), due
  4/10/49                             400,000            313,719
  Series 2005-5, Class A2
  5.001%, due 10/10/45              1,026,947          1,009,375
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  0.668%, due 12/25/36
  (a)(c)(d)                           393,100            233,103
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW16, Class
  A4
  (zero coupon), due
  6/11/40                             400,000            331,443
Citigroup Commercial
  Mortgage Trust
  Series 2008-C7, Class A4
  (zero coupon), due
  12/10/49                            200,000            161,824
Citigroup/Deutsche Bank
  Commercial Mortgage
  Trust
  Series 2006-CD3, Class
  A5
  5.617%, due 10/15/48                230,000            190,621
Commercial Mortgage Loan
  Trust
  6.22%, due 12/10/49 (a)           1,085,000            779,323
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (d)            860,000            593,435
GS Mortgage Securities
  Corp. II
  Series 2007-GG10, Class
  A4
  5.993%, due 8/10/45 (a)             880,000            664,575
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                 319,350            318,985
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                203,872            203,249
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  0.90%, due 2/25/42
  (a)(b)(c)(d)                        789,860            744,838
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36
  (b)(d)                              280,000            219,548
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C14, Class
  A1
  3.477%, due 8/15/41                  19,922             19,876
  Series 2007-C33, Class
  A4
  6.10%, due 2/15/51                1,085,000            751,537
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $7,440,565)                                    6,535,451
                                                   -------------



MUNICIPAL BONDS 0.3%
----------------------------------------------------------------

TEXAS 0.2%
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)              660,000            660,013
                                                   -------------


WEST VIRGINIA 0.1%
Tobacco Settlement Finance
  Authority of West
  Virginia
  7.467%, due 6/1/47                  670,000            377,358
                                                   -------------
Total Municipal Bonds
  (Cost $1,330,000)                                    1,037,371
                                                   -------------



U.S. GOVERNMENT & FEDERAL AGENCIES 28.6%
----------------------------------------------------------------

FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                  537,730            549,953
                                                   -------------






20    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT            VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 5.4%
  3.00%, due 8/1/10               $   360,307      $     361,471
  4.286%, due 3/1/35 (a)              932,081            951,661
  5.00%, due 8/1/33                 1,254,145          1,293,458
  5.03%, due 6/1/35 (a)             1,196,929          1,233,473
  5.50%, due 1/1/21                 4,885,347          5,087,441
  5.50%, due 7/1/34                 5,871,273          6,096,760
  5.50%, due 1/1/36                 1,143,418          1,185,544
  5.50%, due 9/1/36                 1,823,955          1,889,160
  6.00%, due 3/1/36                 1,678,047          1,756,343
                                                   -------------
                                                      19,855,311
                                                   -------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.3%
  4.625%, due 5/1/13               10,620,000         10,760,184
  5.125%, due 1/2/14                  810,000            831,643
  6.25%, due 2/1/11                 4,000,000          4,198,880
                                                   -------------
                                                      15,790,707
                                                   -------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 11.9%
  4.50%, due 4/1/18                   830,777            860,244
  4.50%, due 7/1/18                 3,018,120          3,125,168
  4.50%, due 6/1/23                 3,183,197          3,274,534
  5.00%, due 9/1/20                   289,816            300,809
  5.00%, due 10/1/20                  282,732            293,456
  5.00%, due 12/1/20                  572,643            594,363
  5.00%, due 2/28/35 TBA
  (j)                                 850,000            874,172
  5.00%, due 7/1/35                 4,855,782          5,004,961
  5.50%, due 4/1/21                 2,830,983          2,956,055
  5.50%, due 6/1/21                 2,062,862          2,150,131
  5.50%, due 11/1/33                1,240,602          1,290,734
  5.50%, due 12/1/33                1,073,969          1,117,367
  5.50%, due 6/1/34                 1,755,437          1,825,002
  5.50%, due 10/1/38                6,246,932          6,488,631
  6.00%, due 1/1/33                   842,925            889,368
  6.00%, due 3/1/33                   894,605            942,777
  6.00%, due 9/1/34                   924,202            972,235
  6.00%, due 9/1/35                 3,252,961          3,421,352
  6.00%, due 10/1/35                2,181,474          2,286,669
  6.00%, due 2/28/36 TBA
  (j)                                 910,000            951,234
  6.00%, due 12/1/38                3,584,551          3,751,043
  6.50%, due 6/1/31                   357,667            383,660
  6.50%, due 8/1/31                   313,183            335,943
  6.50%, due 10/1/31                  218,011            233,855
                                                   -------------
                                                      44,323,763
                                                   -------------

FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.2%
  Series 2632, Class NH
  3.50%, due 6/15/13                  662,505            669,186
                                                   -------------

V  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 2.2%
  6.00%, due 4/15/29                  935,403            981,148
  6.00%, due 8/15/32                1,320,533          1,382,154
  6.00%, due 8/31/36 TBA
  (j)                               1,300,000          1,356,063
  6.50%, due 4/30/34 TBA
  (j)                               4,375,000          4,600,584
                                                   -------------
                                                       8,319,949
                                                   -------------

V  UNITED STATES TREASURY BONDS 3.2%
  3.50%, due 2/15/39                  530,000            480,228
  4.50%, due 5/15/38                7,125,000          7,667,170
  6.00%, due 2/15/26                  335,000            416,552
  6.25%, due 8/15/23                1,230,000          1,537,884
  6.25%, due 5/15/30                1,125,000          1,463,378
  6.875%, due 8/15/25                 125,000            169,121
                                                   -------------
                                                      11,734,333
                                                   -------------

V  UNITED STATES TREASURY NOTES 1.0%
  1.875%, due 4/30/14               2,115,000          2,100,618
  2.75%, due 2/15/19                1,775,000          1,719,247
                                                   -------------
                                                       3,819,865
                                                   -------------

UNITED STATES TREASURY STRIP PRINCIPAL 0.3%
  (zero coupon), due
  8/15/28                           2,265,000            984,231
                                                   -------------
Total U.S. Government & Federal Agencies
  (Cost $103,932,426)                                106,047,298
                                                   -------------



YANKEE BONDS 2.8% (K)
----------------------------------------------------------------

BEVERAGES 0.1%
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                 430,000            437,284
                                                   -------------


BIOTECHNOLOGY 0.1%
FMC Finance III S.A.
  6.875%, due 7/15/17                 220,000            215,600
                                                   -------------


BUILDING MATERIALS 0.0%++
Asia Aluminum Holdings,
  Ltd.
  8.00%, due 12/23/11
  (d)(f)                              645,000             77,400
                                                   -------------


COAL 0.0%++
Raspadskaya Securities,
  Ltd.
  7.50%, due 5/22/12                  180,000            132,907
                                                   -------------

COMMERCIAL SERVICES 0.0%++
Quebecor World, Inc.
  9.75%, due 1/15/15
  (d)(f)                              110,000              2,338
                                                   -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                    PRINCIPAL
                                       AMOUNT            VALUE
YANKEE BONDS (CONTINUED)
ELECTRIC 0.3%
Electricite de France
  6.95%, due 1/26/39 (d)          $   215,000      $     226,692
Intergen N.V.
  9.00%, due 6/30/17 (d)              215,000            204,250
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (d)             625,000            641,541
                                                   -------------
                                                       1,072,483
                                                   -------------

ELECTRONICS 0.0%++
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14                265,000             92,750
                                                   -------------


FOREST PRODUCTS & PAPER 0.0%++
Bowater Canada Finance
  7.95%, due 11/15/11 (f)              20,000              2,450
Catalyst Paper Corp.
  7.375%, due 3/1/14                   60,000             26,100
Smurfit Capital Funding
  PLC
  7.50%, due 11/20/25                 185,000            104,988
                                                   -------------
                                                         133,538
                                                   -------------

HEALTH CARE--PRODUCTS 0.2%
Covidien International
  Finance S.A.
  6.00%, due 10/15/17                 560,000            573,978
                                                   -------------


HOLDING COMPANY--DIVERSIFIED 0.2%
Hutchison Whampoa
  International, Ltd.
  6.50%, due 2/13/13 (d)              650,000            686,186
                                                   -------------


INSURANCE 0.1%
Fairfax Financial
  Holdings, Ltd.
  7.375%, due 4/15/18                  35,000             30,800
  8.30%, due 4/15/26                   20,000             14,600
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (d)              340,000            321,383
                                                   -------------
                                                         366,783
                                                   -------------

MEDIA 0.5%
British Sky Broadcasting
  Group PLC
  9.50%, due 11/15/18 (d)             665,000            741,223
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (d)           1,130,000            841,996
CanWest, L.P.
  9.25%, due 8/1/15 (d)(f)            120,000             11,100
Quebecor Media, Inc.
  7.75%, due 3/15/16                   15,000             12,525
Videotron, Ltee
  6.375%, due 12/15/15                 75,000             69,750
                                                   -------------
                                                       1,676,594
                                                   -------------

MINING 0.2%
Anglo American Capital PLC
  9.375%, due 4/8/19 (d)              500,000            508,990
Rio Tinto Finance USA,
  Ltd.
  9.00%, due 5/1/19                   125,000            128,523
                                                   -------------
                                                         637,513
                                                   -------------

MISCELLANEOUS--MANUFACTURING 0.7%
Siemens
  Financieringsmaatschap-
  pij N.V.
  5.75%, due 10/17/16 (d)           2,000,000          2,015,094
  6.125%, due 8/17/26 (d)             700,000            669,266
                                                   -------------
                                                       2,684,360
                                                   -------------

OIL & GAS 0.3%
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (d)              200,000            161,000
Gazprom International S.A.
  7.201%, due 2/1/20 (d)              544,515            487,341
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (d)              470,000            345,450
                                                   -------------
                                                         993,791
                                                   -------------

PHARMACEUTICALS 0.0%++
Angiotech Pharmaceuticals,
  Inc.
  5.011%, due 12/1/13 (a)              60,000             42,000
                                                   -------------


TELECOMMUNICATIONS 0.1%
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                  65,000             65,000
Nortel Networks, Ltd.
  10.75%, due 7/15/16 (f)              70,000             18,550
Rogers Communications,
  Inc.
  9.625%, due 5/1/11                  275,000            288,210
Satelites Mexicanos S.A.
  de C.V.
  9.97%, due 11/30/11 (a)              85,000             55,250
                                                   -------------
                                                         427,010
                                                   -------------

TRANSPORTATION 0.0%++
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14                   30,000             24,300
                                                   -------------
Total Yankee Bonds
  (Cost $11,862,938)                                  10,276,815
                                                   -------------
Total Long-Term Bonds
  (Cost $194,841,896)                                186,799,640
                                                   -------------




                                       SHARES
COMMON STOCKS 44.1%
----------------------------------------------------------------

AEROSPACE & DEFENSE 1.6%
Cobham PLC                             63,717            165,202




22    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
AEROSPACE & DEFENSE (CONTINUED)
L-3 Communications
  Holdings, Inc.                       18,600      $   1,416,390
Northrop Grumman Corp.                 20,400            986,340
Rolls-Royce Group PLC (b)           2,219,646              3,284
Rolls-Royce Group PLC (l)              20,670            102,941
V  United Technologies
  Corp.                                63,000          3,076,920
                                                   -------------
                                                       5,751,077
                                                   -------------

APPAREL 0.1%
Deckers Outdoor Corp. (l)               6,600            373,032
Esprit Holdings, Ltd.                  15,100             92,558
                                                   -------------
                                                         465,590
                                                   -------------

AUTO PARTS & EQUIPMENT 0.1%
FedEx Corp.                             9,200            514,832
                                                   -------------


BANKS 1.5%
Bank of America Corp.                 113,104          1,010,019
Bank of New York Mellon
  Corp. (The)                          43,732          1,114,291
Capital One Financial
  Corp.                                34,200            572,508
DBS Group Holdings, Ltd.               27,900            177,904
Northern Trust Corp.                    7,500            407,700
PNC Financial Services
  Group, Inc.                          13,300            528,010
Svenska Handelsbanken
  Class A                               5,800            101,240
U.S. Bancorp                           35,600            648,632
Wells Fargo & Co.                      55,100          1,102,551
                                                   -------------
                                                       5,662,855
                                                   -------------

BEVERAGES 1.1%
Coca-Cola Co. (The)                    35,300          1,519,665
Diageo PLC                              4,200             50,412
Hansen Natural Corp. (l)               22,100            900,796
PepsiCo, Inc.                          32,200          1,602,272
                                                   -------------
                                                       4,073,145
                                                   -------------

BIOTECHNOLOGY 1.1%
Amgen, Inc. (l)                        21,100          1,022,717
Celgene Corp. (l)                      19,300            824,496
Gilead Sciences, Inc. (l)              47,500          2,175,500
                                                   -------------
                                                       4,022,713
                                                   -------------

BUILDING MATERIALS 0.0%++
Geberit A.G.                            1,011            108,021
                                                   -------------


CAPITAL MARKETS 0.2%
Affiliated Managers Group,
  Inc. (l)                             12,100            687,885
UBS A.G. (l)                           14,300            196,705
                                                   -------------
                                                         884,590
                                                   -------------

CHEMICALS 1.3%
E.I. du Pont de Nemours &
  Co.                                  24,700            689,130
Monsanto Co.                           18,300          1,553,487
Praxair, Inc.                          34,400          2,566,584
                                                   -------------
                                                       4,809,201
                                                   -------------

COMMERCIAL SERVICES 0.5%
Alliance Data Systems
  Corp. (l)                            19,800            829,026
Iron Mountain, Inc. (l)                33,100            943,019
Michael Page International
  PLC                                  17,500             71,169
                                                   -------------
                                                       1,843,214
                                                   -------------

COMPUTERS 3.4%
Apple, Inc. (l)                        21,600          2,717,928
EMC Corp. (l)                          63,500            795,655
Hewlett-Packard Co.                    58,500          2,104,830
Indra Sistemas S.A.                     3,750             74,248
V  International Business
  Machines Corp.                       40,800          4,210,968
Logitech International
  S.A. (l)                             54,800            729,936
OBIC Co., Ltd.                            920            124,349
Research In Motion, Ltd.
  (l)                                  28,500          1,980,750
                                                   -------------
                                                      12,738,664
                                                   -------------

COSMETICS & PERSONAL CARE 1.0%
Avon Products, Inc.                    47,400          1,078,824
Beiersdorf A.G.                         2,445            100,428
Colgate-Palmolive Co.                  22,900          1,351,100
Procter & Gamble Co. (The)             23,300          1,151,952
                                                   -------------
                                                       3,682,304
                                                   -------------

DISTRIBUTION & WHOLESALE 0.2%
LKQ Corp. (l)                          42,600            723,348
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 1.0%
Deutsche Boerse A.G.                    1,300             95,959
Goldman Sachs Group, Inc.
  (The)                                11,600          1,490,600
HSBC Holdings PLC,
  Sponsored ADR (m)                     1,000             35,600
JPMorgan Chase & Co.                   64,044          2,113,452
MLP A.G.                                  300              4,191
                                                   -------------
                                                       3,739,802
                                                   -------------

ELECTRIC 0.4%
EDF S.A.                                1,830             84,720
FirstEnergy Corp.                      11,400            466,260
NRG Energy, Inc. (l)                   28,600            514,228
Scottish & Southern Energy
  PLC                                  16,300            266,401
Terna S.p.A.                           91,600            295,125
                                                   -------------
                                                       1,626,734
                                                   -------------

ELECTRONICS 1.3%
Amphenol Corp. Class A                 69,500          2,351,880
Avnet, Inc. (l)                        15,500            339,295
HOYA Pentax HD Corp.                      800             13,805
Keyence Corp.                             100             17,646


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23


                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
ELECTRONICS (CONTINUED)
Thermo Fisher Scientific,
  Inc. (l)                             52,500      $   1,841,700
Venture Corp., Ltd.                    17,900             71,685
                                                   -------------
                                                       4,636,011
                                                   -------------

ENTERTAINMENT 0.1%
OPAP S.A.                              11,400            352,990
Sankyo Co., Ltd.                        2,200            111,265
                                                   -------------
                                                         464,255
                                                   -------------

FOOD 1.4%
General Mills, Inc.                    29,200          1,480,148
Kroger Co. (The)                       96,800          2,092,816
Nestle S.A. Registered                 16,750            544,763
Nissin Foods Holdings Co.,
  Ltd.                                  8,400            227,089
Tesco PLC                             120,300            597,245
Unilever N.V., CVA (n)                  9,600            189,841
                                                   -------------
                                                       5,131,902
                                                   -------------

FOREST PRODUCTS & PAPER 0.1%
Texas Instruments, Inc.                29,400            530,964
                                                   -------------


GAS 0.3%
Enagas                                 30,500            533,140
Snam Rete Gas S.p.A.                  119,777            475,338
Tokyo Gas Co., Ltd.                     3,700             14,017
                                                   -------------
                                                       1,022,495
                                                   -------------

HEALTH CARE--PRODUCTS 1.6%
Alcon, Inc.                             3,865            355,619
Baxter International, Inc.             17,400            843,900
Becton, Dickinson & Co.                18,400          1,112,832
C.R. Bard, Inc.                        13,000            931,190
Johnson & Johnson                      21,100          1,104,796
St. Jude Medical, Inc. (l)             41,800          1,401,136
Synthes, Inc.                             450             45,699
Sysmex Corp.                              200              5,985
Terumo Corp.                            5,100            192,894
                                                   -------------
                                                       5,994,051
                                                   -------------

HEALTH CARE--SERVICES 0.1%
UnitedHealth Group, Inc.               10,700            251,664
                                                   -------------


HOUSEHOLD PRODUCTS & WARES 0.1%
Kimberly-Clark Corp.                    5,600            275,184
                                                   -------------


INSURANCE 0.7%
AMP, Ltd.                              10,200             38,772
Assicurazioni Generali
  S.p.A.                                2,400             49,987
Hannover Rueckversicherung
  A.G.                                  8,375            271,983
Mediolanum S.p.A                        1,300              5,869
MetLife, Inc.                          42,500          1,264,375
Prudential Financial, Inc.             20,000            577,600
Sampo OYJ                               8,000            149,658
St James's Place PLC                   15,500             38,094
Tokio Marine Holdings,
  Inc.                                    800             21,082
                                                   -------------
                                                       2,417,420
                                                   -------------

INTERNET 1.3%
Akamai Technologies, Inc.
  (l)                                  64,400          1,418,088
Equinix, Inc. (l)                      26,100          1,833,003
Google, Inc. Class A (l)                3,900          1,544,283
                                                   -------------
                                                       4,795,374
                                                   -------------

INVESTMENT COMPANY 0.1%
Man Group PLC                          51,900            191,358
                                                   -------------


IRON & STEEL 0.1%
Nucor Corp.                             8,750            356,037
                                                   -------------


LEISURE TIME 0.2%
Carnival Corp.                         30,900            830,592
                                                   -------------


MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc. (b)(c)                           4,340                 43
                                                   -------------


MACHINERY--CONSTRUCTION & MINING 0.1%
Caterpillar, Inc.                       8,000            284,640
                                                   -------------


MACHINERY--DIVERSIFIED 0.5%
Rockwell Automation, Inc.              19,400            612,846
Roper Industries, Inc.                 30,900          1,408,731
                                                   -------------
                                                       2,021,577
                                                   -------------

MEDIA 1.1%
Cablevision Systems Corp.
  Class A                              22,400            384,384
Comcast Corp. Class A                  57,700            892,042
DIRECTV Group, Inc. (The)
  (l)                                  43,400          1,073,282
Gestevision Telecinco S.A.              2,100             19,921
MediaSet S.p.A.                        33,810            189,840
Nippon Television Network
  Corp.                                   200             19,191
Reed Elsevier N.V.                     12,617            138,769
Singapore Press Holdings,
  Ltd.                                 13,500             26,346
Societe Television
  Francaise 1                           4,700             43,928
Walt Disney Co. (The)                  63,900          1,399,410
                                                   -------------
                                                       4,187,113
                                                   -------------

METAL FABRICATE & HARDWARE 0.6%
MISUMI Group, Inc.                      2,700             36,369
Precision Castparts Corp.              28,000          2,096,080
                                                   -------------
                                                       2,132,449
                                                   -------------





24    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
MINING 0.1%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                   12,100      $     516,065
                                                   -------------


MISCELLANEOUS--MANUFACTURING 1.9%
3M Co.                                 11,100            639,360
Danaher Corp.                          31,600          1,846,704
General Electric Co.                   75,100            950,015
Honeywell International,
  Inc.                                 40,200          1,254,642
Illinois Tool Works, Inc.              20,300            665,840
Ingersoll-Rand Co., Ltd.
  Class A                              76,700          1,669,759
Siemens A.G.                            1,505            101,021
Siemens A.G., Sponsored
  ADR (m)                                 700             46,851
                                                   -------------
                                                       7,174,192
                                                   -------------

OFFICE & BUSINESS EQUIPMENT 0.1%
Canon, Inc.                             5,700            171,898
Neopost S.A.                            2,360            199,424
                                                   -------------
                                                         371,322
                                                   -------------

OIL & GAS 2.3%
Apache Corp.                            6,100            444,446
BP PLC, Sponsored ADR (m)              12,080            512,917
Chevron Corp.                          27,100          1,791,310
ConocoPhillips                         16,200            664,200
Devon Energy Corp.                      9,100            471,835
ENI S.p.A., Sponsored ADR
  (m)                                     200              8,538
ENI S.p.A.                              9,900            214,551
Hess Corp.                             25,000          1,369,750
Royal Dutch Shell PLC
  Class A, ADR (m)                      6,150            280,932
StatoilHydro ASA                        2,500             46,821
Suncor Energy, Inc.                    27,800            705,008
Total S.A.                              4,950            247,540
Transocean, Inc. (l)                   11,300            762,524
XTO Energy, Inc.                       25,575            886,429
                                                   -------------
                                                       8,406,801
                                                   -------------

OIL & GAS SERVICES 1.4%
Baker Hughes, Inc.                     35,100          1,248,858
Cameron International
  Corp. (l)                            48,200          1,232,956
Halliburton Co.                        28,200            570,204
National Oilwell Varco,
  Inc. (l)                             44,800          1,356,544
Schlumberger, Ltd.                     12,100            592,779
Smith International, Inc.              12,800            330,880
                                                   -------------
                                                       5,332,221
                                                   -------------

PACKAGING & CONTAINERS 0.2%
Crown Holdings, Inc. (l)               34,800            767,340
                                                   -------------


PHARMACEUTICALS 2.6%
Abbott Laboratories                    28,300          1,184,355
Actelion, Ltd. Registered
  (l)                                   3,240            147,928
Astellas Pharma, Inc.                   9,000            293,608
Bristol-Myers Squibb Co.               39,200            752,640
Cardinal Health, Inc.                  22,700            767,033
GlaxoSmithKline PLC                       900             13,898
GlaxoSmithKline PLC,
  Sponsored ADR (m)                     2,700             83,052
Ipsen S.A.                                800             32,683
Medco Health Solutions,
  Inc. (l)                             46,800          2,038,140
Novartis A.G., ADR (m)                  4,100            155,431
Novartis A.G., Registered               9,000            339,911
Novo-Nordisk A/S Class B                1,780             84,459
Ono Pharmaceutical Co.,
  Ltd.                                    900             38,175
Pfizer, Inc.                           44,100            589,176
Roche Holding A.G.,
  Genusscheine                          5,050            638,118
Santen Pharmaceutical Co.,
  Ltd.                                  3,100             87,453
Shire PLC                               3,600             44,966
Shire, Ltd., ADR (m)                    2,400             89,448
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (m)                    16,400            719,796
United Therapeutics Corp.
  (l)                                   5,800            364,298
Wyeth                                  31,900          1,352,560
                                                   -------------
                                                       9,817,128
                                                   -------------

PIPELINES 0.2%
Williams Cos., Inc.                    49,800            702,180
                                                   -------------


RETAIL 5.2%
AutoZone, Inc. (l)                      5,500            915,145
CVS Caremark Corp.                     53,000          1,684,340
FamilyMart Co, Ltd.                     2,000             54,856
GameStop Corp. Class A (l)             35,700          1,076,712
Guess?, Inc.                           69,300          1,804,572
Home Depot, Inc. (The)                 25,700            676,424
Kohl's Corp. (l)                       42,500          1,927,375
Lawson, Inc.                            1,400             54,289
Lowe's Cos., Inc.                     137,500          2,956,250
McDonald's Corp.                       22,200          1,183,038
Polo Ralph Lauren Corp.                18,000            969,120
Ryohin Keikaku Co., Ltd.                1,900             72,474
Target Corp.                           13,900            573,514
TJX Cos., Inc.                         66,800          1,868,396
V  Wal-Mart Stores, Inc.               66,400          3,346,560
                                                   -------------
                                                      19,163,065
                                                   -------------

SEMICONDUCTORS 1.0%
Intel Corp.                           167,000          2,635,260
NVIDIA Corp. (l)                       94,600          1,086,008
                                                   -------------
                                                       3,721,268
                                                   -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25


                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
SOFTWARE 1.9%
Fiserv, Inc. (l)                       21,800      $     813,576
V  Microsoft Corp.                    213,900          4,333,614
Oracle Corp.                           99,700          1,928,198
Square Enix Holdings Co.,
  Ltd.                                  7,500            134,762
                                                   -------------
                                                       7,210,150
                                                   -------------

TELECOMMUNICATIONS 3.1%
American Tower Corp. Class
  A (l)                                39,700          1,260,872
Anixter International,
  Inc. (l)                             16,800            668,304
AT&T, Inc.                             74,000          1,895,880
Belgacom S.A.                           9,170            265,965
Cellcom Israel, Ltd.                      200              4,358
Cisco Systems, Inc. (l)                20,000            386,400
Harris Corp.                           25,600            782,848
Mobistar S.A.                           4,800            287,773
Nokia OYJ, Sponsored ADR
  (m)                                  67,800            958,692
NTT DoCoMo, Inc.,
  Sponsored ADR (m)                    30,000            417,900
NTT DoCoMo, Inc.                           64             89,168
Partner Communications,
  ADR (m)                               2,700             43,875
QUALCOMM, Inc.                         52,200          2,209,104
SBA Communications Corp.
  Class A (l)                          32,800            826,560
Verizon Communications,
  Inc.                                 33,600          1,019,424
Vodafone Group PLC, ADR
  (m)                                  15,600            286,260
                                                   -------------
                                                      11,403,383
                                                   -------------

TOYS, GAMES & HOBBIES 0.1%
Nintendo Co., Ltd., ADR
  (m)                                   1,900             63,935
Nintendo Co., Ltd.                        590            157,850
                                                   -------------
                                                         221,785
                                                   -------------

TRANSPORTATION 0.8%
ConAgra Foods, Inc.                    22,400            396,480
J.B. Hunt Transport
  Services, Inc.                       14,800            416,176
Norfolk Southern Corp.                 31,500          1,123,920
Singapore Post, Ltd.                   33,400             17,121
SMRT Corp., Ltd.                       37,200             38,967
TNT N.V.                                4,952             91,223
Union Pacific Corp.                    15,700            771,498
                                                   -------------
                                                       2,855,385
                                                   -------------
Total Common Stocks
  (Cost $200,634,757)                                163,831,504
                                                   -------------



CONVERTIBLE PREFERRED STOCKS 0.8%
----------------------------------------------------------------


BANKS 0.2%
Bank of America Corp.
  7.25% Series L                          600            346,200
Wells Fargo & Co.
  7.50% Series L                          450            278,100
                                                   -------------
                                                         624,300
                                                   -------------

CHEMICALS 0.1%
Celanese Corp.
  4.25%                                 8,300            234,475
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.1%
AMG Capital Trust I
  5.10%                                 9,600            240,000
Citigroup, Inc.
  6.50% Series T                       10,000            316,000
                                                   -------------
                                                         556,000
                                                   -------------

INVESTMENT COMPANY 0.0%++
Vale Capital, Ltd.
  6.75% Series RIO                      3,600            126,036
                                                   -------------


MINING 0.1%
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                 2,900            195,025
                                                   -------------


PHARMACEUTICALS 0.2%
Schering-Plough Corp.
  6.00%                                 4,300            908,332
                                                   -------------


SOFTWARE 0.0%++
QuadraMed Corp.(c)(o)
  5.50%                                10,700            156,006
                                                   -------------


TELECOMMUNICATIONS 0.1%
Crown Castle International
  Corp.
  6.25%                                 7,200            329,472
                                                   -------------
Total Convertible
  Preferred Stocks
  (Cost $4,066,868)                                    3,129,646
                                                   -------------



EXCHANGE TRADED FUNDS 0.5% (P)
----------------------------------------------------------------

iShares MSCI EAFE Index
  Fund (q)                              4,800            201,216
iShares Russell 1000 Value
  Index Fund                           15,000            675,150
iShares S&P Europe 350
  Index Fund                           15,150            436,926
Market Vectors
  Agribusiness Fund                    10,000            308,300
United States Oil Fund,
  L.P. (l)                                820             23,477
Vanguard Europe Pacific
  Fund                                  8,300            213,559
                                                   -------------
Total Exchange Traded
  Funds
  (Cost $2,153,580)                                    1,858,628
                                                   -------------





26    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES            VALUE
PREFERRED STOCKS 0.0%++
----------------------------------------------------------------

MACHINERY 0.0%++
BHM Technologies Holdings,
  Inc.
  10.00% (b)(c)                            52      $           1
                                                   -------------


REAL ESTATE INVESTMENT TRUSTS 0.0%++
Sovereign Real Estate
  Investment Corp.
  12.00% (c)(d)                           100             59,250
                                                   -------------
Total Preferred Stocks
  (Cost $147,000)                                         59,251
                                                   -------------



                                    NUMBER OF
                                       RIGHTS

RIGHTS 0.0%++
----------------------------------------------------------------

GAS 0.0%++
Snam Rete Gas S.p.A
  Expires 5/15/09 (l)                  45,877             35,206
                                                   -------------
Total Rights
  (Cost $50,455)                                          35,206
                                                   -------------



                                    NUMBER OF
                                     WARRANTS

WARRANTS 0.0%++
----------------------------------------------------------------

AIRLINES 0.0%++
Ryanair Holdings PLC Class
  A
  Strike Price E 0.000001
  Expires 4/3/18 (d)(l)                36,112            158,151
                                                   -------------
Total Warrants
  (Cost $139,518)                                        158,151
                                                   -------------



                                    NUMBER OF
                                    CONTRACTS

PURCHASED OPTIONS 0.0%++
PURCHASED CALL OPTIONS 0.0%++
----------------------------------------------------------------

BANKS 0.0%++
Bank of America Corp.
  Strike Price $12.50
  Expires 5/16/09                      76,000              8,360
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES 0.0%++
Citigroup, Inc.
  Strike Price $5.00
  Expires 6/20/09                      91,000             10,920
                                                   -------------

INSURANCE 0.0%++
Aflac, Inc.
  Strike Price $30.00
  Expires 5/16/09                      31,800             39,750
                                                   -------------
Total Purchased Options
  (Cost $67,275)                                          59,030
                                                   -------------



                                    PRINCIPAL
                                       AMOUNT

SHORT-TERM INVESTMENT 5.9%
----------------------------------------------------------------

REPURCHASE AGREEMENT 5.9%
State Street Bank and
  Trust Co. 0.05%, dated
  4/30/09
  due 5/1/09
  Proceeds at Maturity
  $21,724,309
  (Collateralized by a
  United States Treasury
  Bill with a zero coupon
  rate and a maturity date
  of 5/7/09, with a
  Principal Amount of
  $22,160,00 and a Market
  Value of $22,160,000)           $21,724,278         21,724,278
                                                   -------------
Total Short-Term
  Investment
  (Cost $21,724,278)                                  21,724,278
                                                   -------------
Total Investments
  (Cost $423,825,627) (t)               101.8%       377,655,334
Liabilities in Excess of
  Cash and Other Assets                  (1.8)        (6,545,841)
                                        -----       ------------
Net Assets                              100.0%     $ 371,109,493
                                        =====       ============
                                                    ------------


                                    CONTRACTS         UNREALIZED
                                         LONG   DEPRECIATION (R)

FUTURES CONTRACTS (0.0%)++
----------------------------------------------------------------

United States Treasury
  Notes June 2009 (10
  Year) (s)                                91      $        (283)
                                                   -------------
Total Futures Contracts
  Long
  (Settlement Value
  $11,005,313)                                              (283)
                                                   -------------



                                    CONTRACTS
                                        SHORT
United States Treasury
  Notes June 2009 (2 Year)
  (s)                                    (184)          (155,803)
                                                   -------------

Total Futures Contracts
  Short
  (Settlement Value
  $40,028,625)                                          (155,803)
                                                   -------------
Total Futures Contracts
  (Settlement Value
  $29,023,312)                                     $    (156,086)
                                                   =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Floating rate. Rate shown is the rate in
     effect at April 30, 2009.
(b)  Fair valued security. The total market
     value of these securities at April 30,
     2009 is $1,618,930, which represents 0.4%
     of the Fund's net assets.
(c)  Illiquid security. The total market value
     of these securities at April 30, 2009 is
     $2,006,623, which represents 0.5% of the
     Fund's net assets.
(d)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(e)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at April 30, 2009
     is $1,159,904, which represents 0.3% of
     the Fund's net assets.
(f)  Issue in default.
(g)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation ("FDIC")
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States. The expiration date of
     the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(h)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at April 30,
     2009. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.
(j)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of these securities at April
     30, 2009 is $7,782,053, which represents
     2.1% of the Fund's net assets. All or a
     portion of these securities were acquired
     under a mortgage dollar roll agreement.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(l)  Non-income producing security.
(m)  ADR--American Depositary Receipt.
(n)  CVA--Certificaten Van Aandelen.
(o)  Restricted security.
(p)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(q)  Morgan Stanley Capital International
     Europe, Australasia and Far East Index
     ("MSCI EAFE Index") is an unmanaged free
     float-adjusted market-capitalization
     index that is designed to measure
     developed-market equity performance,
     excluding the United States and Canada.
     As of April 30, 2009, the MSCI EAFE Index
     consisted of the following 21 developed-
     market country indices: Australia,
     Austria, Belgium, Denmark, Finland,
     France, Germany, Greece, Hong Kong,
     Ireland, Italy, Japan, the Netherlands,
     New Zealand, Norway, Portugal, Singapore,
     Spain, Sweden, Switzerland and the United
     Kingdom.
(r)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2009.
(s)  At April 30, 2009, cash in the amount of
     $102,700 is segregated as collateral for
     futures contracts with the broker.
(t)  At April 30, 2009, cost is $425,712,905
     for federal income tax purposes and net
     unrealized depreciation is as follows:




Gross unrealized appreciation      $  8,623,094
Gross unrealized depreciation       (56,680,665)
                                   ------------
Net unrealized depreciation        $(48,057,571)
                                   ============



The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                         INVESTMENTS IN   OTHER FINANCIAL
 VALUATION INPUTS            SECURITIES   INSTRUMENTS (A)
Level 1--Quoted Prices     $158,221,687           $21,548
Level 2--Other
  Significant
  Observable Inputs         217,814,717                --
Level 3--Significant
  Unobservable Inputs         1,618,930                --
                           ------------           -------
Total                      $377,655,334           $21,548
                           ============           =======




(a) Other financial instruments include futures and foreign forward currency contracts.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's Liabilities carried at fair value:

                         INVESTMENTS IN   OTHER FINANCIAL
 VALUATION INPUTS            SECURITIES   INSTRUMENTS (B)
Level 1--Quoted Prices            $  --         $(155,803)
Level 2--Other
  Significant
  Observable Inputs                  --                --
Level 3--Significant
  Unobservable Inputs                --                --
                                  -----         ---------
Total                               $--         $(155,803)
                                  =====         =========




(b) Other financial instruments includes futures contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                   INVESTMENTS IN
                                       SECURITIES
Balance as of 10/31/08                 $2,028,328
Accrued discounts/premiums                   (169)
Realized gain (loss)                      (43,682)
Change in unrealized
  appreciation/depreciation               (59,436)
Net purchases (sales)                    (159,111)
Net transfers in and/or out of
  Level 3                                (147,000)
                                       ----------
Balance as of 4/30/09                  $1,618,930
                                       ==========
Net change in unrealized
  appreciation/depreciation from
  investments still held as of
  4/30/09                              $ (130,136)
                                       ==========






28    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $423,825,627)     $377,655,334
Cash denominated in foreign
  currencies
  (identified cost $528,863)              528,093
Cash collateral on deposit at
  broker                                  102,700
Receivables:
  Investment securities sold            3,351,192
  Dividends and interest                2,186,202
  Fund shares sold                         34,997
Other assets                               37,125
Unrealized appreciation on foreign
  currency forward contracts               40,290
                                     ------------
     Total assets                     383,935,933
                                     ------------
LIABILITIES:
Due to custodian                               35
Payables:
  Investment securities purchased      11,531,572
  Transfer agent (See Note 3)             487,874
  Fund shares redeemed                    389,326
  Manager (See Note 3)                    125,925
  NYLIFE Distributors (See Note 3)        115,260
  Custodian                                46,839
  Variation margin on futures
     contracts                             40,063
  Shareholder communication                37,008
  Professional fees                        27,891
  Trustees                                  2,803
Accrued expenses                            3,385
Unrealized depreciation on foreign
  currency forward contracts               18,459
                                     ------------
  Total liabilities                    12,826,440
                                     ------------
Net assets                           $371,109,493
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    297,580
Additional paid-in capital            481,964,224
                                     ------------
                                      482,261,804
Accumulated undistributed net
  investment income                       245,325
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions   (65,091,070)
Net unrealized depreciation on
  investments and futures contracts   (46,326,379)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                                19,813
                                     ------------
Net assets                           $371,109,493
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $134,895,079
                                     ============
Shares of beneficial interest
  outstanding                          10,821,610
                                     ============
Net asset value per share
  outstanding                        $      12.47
Maximum sales charge (5.50% of
  offering price)                            0.73
                                     ------------
Maximum offering price per share
  outstanding                        $      13.20
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $170,663,199
                                     ============
Shares of beneficial interest
  outstanding                          13,692,763
                                     ============
Net asset value per share
  outstanding                        $      12.46
Maximum sales charge (5.50% of
  offering price)                            0.73
                                     ------------
Maximum offering price per share
  outstanding                        $      13.19
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 63,950,162
                                     ============
Shares of beneficial interest
  outstanding                           5,115,409
                                     ============
Net asset value and offering price
  per share outstanding              $      12.50
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  1,554,203
                                     ============
Shares of beneficial interest
  outstanding                             124,453
                                     ============
Net asset value and offering price
  per share outstanding              $      12.49
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $     46,850
                                     ============
Shares of beneficial interest
  outstanding                               3,736
                                     ============
Net asset value and offering price
  per share outstanding              $      12.54
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $  4,743,646
  Dividends (a)                         2,064,220
                                     ------------
     Total income                       6,807,866
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,204,411
  Transfer agent--Investor Class
     (See Note 3)                         458,632
  Transfer agent--Class A (See Note
     3)                                   143,423
  Transfer agent--Classes B and C
     (See Note 3)                         242,981
  Transfer agent--Class I (See Note
     3)                                        36
  Distribution/Service--Investor
     Class (See Note 3)                   160,633
  Distribution/Service--Class A
     (See Note 3)                         212,370
  Service--Class B (See Note 3)            83,215
  Service--Class C (See Note 3)             1,878
  Distribution--Class B (See Note
     3)                                   249,645
  Distribution--Class C (See Note
     3)                                     5,634
  Shareholder communication                76,345
  Professional fees                        55,313
  Custodian                                46,398
  Registration                             35,870
  Trustees                                 10,260
  Miscellaneous                            17,037
                                     ------------
     Total expenses before waiver       3,004,081
  Expense waiver from Manager (See
     Note 3)                             (495,095)
                                     ------------
     Net expenses                       2,508,986
                                     ------------
Net investment income                   4,298,880
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions              $(38,566,367)
  Futures transactions                     (8,159)
  Foreign currency transactions           405,107
                                     ------------
Net realized loss on investments,
  futures transactions and foreign
  currency transactions               (38,169,419)
                                     ------------
Net change in unrealized
  depreciation on:
  Security transactions                34,823,535
  Futures contracts                      (156,086)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts          (353,102)
                                     ------------
Net change in unrealized
  depreciation on investments,
  futures contracts and foreign
  currency transactions                34,314,347
                                     ------------
Net realized and unrealized loss on
  investments, futures transactions
  and foreign currency transactions    (3,855,072)
                                     ------------
Net increase in net assets
  resulting from operations          $    443,808
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $38,109.



30    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  4,298,880   $   9,755,644
 Net realized loss on
  investments, futures
  transactions and foreign
  currency transactions         (38,169,419)    (26,328,632)
 Net change in unrealized
  appreciation (depreciation)
  on investments, futures
  contracts and foreign
  currency transactions          34,314,347    (152,262,837)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                        443,808    (168,835,825)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class               (1,812,495)     (1,536,882)
    Class A                      (2,488,297)     (7,027,962)
    Class B                        (658,640)     (1,284,558)
    Class C                         (15,001)        (25,910)
    Class I                            (702)           (851)
                               ----------------------------
                                 (4,975,135)     (9,876,163)
                               ----------------------------
 From net realized gain on investments:
    Class A                              --     (57,593,593)
    Class B                              --     (17,387,304)
    Class C                              --        (334,023)
    Class I                              --          (3,286)
                               ----------------------------
                                         --     (75,318,206)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (4,975,135)    (85,194,369)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          8,193,669      35,056,171
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               4,847,528      83,343,876
 Cost of shares redeemed        (37,775,927)   (141,896,100)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (24,734,730)    (23,496,053)
                               ----------------------------
    Net decrease in net
     assets                     (29,266,057)   (277,526,247)

NET ASSETS:
Beginning of period             400,375,550     677,901,797
                               ----------------------------
End of period                  $371,109,493   $ 400,375,550
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $    245,325   $     921,580
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              INVESTOR CLASS
                                     --------------------------------
                                                         FEBRUARY 28,
                                      SIX MONTHS            2008**
                                         ENDED              THROUGH
                                       APRIL 30,          OCTOBER 31,

                                     --------------------------------
                                         2009*               2008
Net asset value at beginning of
  period                               $  12.58            $  16.50
                                       --------            --------
Net investment income                      0.14 (a)            0.19 (a)
Net realized and unrealized gain
  (loss) on investments                   (0.08)              (3.89)
Net realized and unrealized gain on
  foreign currency transactions            0.00 ++             0.01
                                       --------            --------
Total from investment operations           0.06               (3.69)
                                       --------            --------
Less dividends and distributions:
  From net investment income              (0.17)              (0.23)
  From net realized gain on
     investments                             --                  --
                                       --------            --------
Total dividends and distributions         (0.17)              (0.23)
                                       --------            --------
Net asset value at end of period       $  12.47            $  12.58
                                       ========            ========
Total investment return (c)                0.52%(f)          (22.65%)(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                    2.42%++             1.84% ++
  Net expenses                             1.29%++             1.29% ++
  Expenses (before
     waiver/reimbursement)                 1.75%++             1.50% ++
Portfolio turnover rate                      60%(g)             101% (g)
Net assets at end of period (in
  000's)                               $134,895            $136,858




                                                                                CLASS B
                                     --------------------------------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED
                                       APRIL 30,                                YEAR ENDED OCTOBER 31,

                                     --------------------------------------------------------------------------------------------
                                         2009*           2008            2007            2006            2005            2004
Net asset value at beginning of
  period                                $ 12.61         $ 20.15        $  19.86        $  18.95        $  17.98        $  17.45
                                        -------         -------        --------        --------        --------        --------
Net investment income                      0.10 (a)        0.18 (a)        0.21 (a)        0.11 (a)        0.07 (b)        0.04
Net realized and unrealized gain
  (loss) on investments                   (0.09)          (5.28)           1.89            1.69 (e)        1.29            0.53
Net realized and unrealized gain on
  foreign currency transactions            0.00 ++         0.01              --              --              --              --
                                        -------         -------        --------        --------        --------        --------
Total from investment operations           0.01           (5.09)           2.10            1.80            1.36            0.57
                                        -------         -------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income              (0.12)          (0.18)          (0.21)          (0.12)          (0.06)          (0.04)
  From net realized gain on
     investments                             --           (2.27)          (1.60)          (0.77)          (0.33)             --
                                        -------         -------        --------        --------        --------        --------
Total dividends and distributions         (0.12)          (2.45)          (1.81)          (0.89)          (0.39)          (0.04)
                                        -------         -------        --------        --------        --------        --------
Net asset value at end of period        $ 12.50         $ 12.61        $  20.15        $  19.86        $  18.95        $  17.98
                                        =======         =======        ========        ========        ========        ========
Total investment return (c)                0.13%(f)      (28.53%)         11.37%           9.74%(d)(e)     7.66%           3.27%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                    1.68%++         1.12%           1.06%           0.55%           0.35%(b)        0.19%
  Net expenses                             2.04%++         1.99%           1.94%           1.94%           1.94%           2.05%
  Expenses (before
     waiver/reimbursement)                 2.50%++         2.15%           2.02%           2.09%(d)        2.06%           2.05%
Portfolio turnover rate                      60%(g)         101% (g)         68%             70%(g)          77%(g)         103%
Net assets at end of period (in
  000's)                                $63,950         $76,420        $156,346        $202,149        $665,908        $749,689



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income includes $0.01 per share and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft
     Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.02%, respectively.
(f)  Total return is not annualized.
(g)  The portfolio turnover rates not including mortgage dollar rolls were 44%,
     86%, 55% and 38% for the six month period ended April 30, 2009 and for the years ended October 31, 2008, 2006 and October 31, 2005, respectively.





32    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                   CLASS A
      ------------------------------------------------------------------------------------------------

       SIX MONTHS
          ENDED
        APRIL 30,                                    YEAR ENDED OCTOBER 31,

      ------------------------------------------------------------------------------------------------
          2009*               2008            2007            2006            2005            2004
        $  12.57            $  20.10        $  19.82        $  18.92         $ 17.96        $  17.42
        --------            --------        --------        --------         -------        --------
            0.15 (a)            0.32 (a)        0.35 (a)        0.27 (a)        0.21 (b)        0.17

           (0.08)              (5.27)           1.88            1.67 (e)        1.29            0.54

            0.00 ++             0.01              --              --              --              --
        --------            --------        --------        --------         -------        --------
            0.07               (4.94)           2.23            1.94            1.50            0.71
        --------            --------        --------        --------         -------        --------

           (0.18)              (0.32)          (0.35)          (0.27)          (0.21)          (0.17)
              --               (2.27)          (1.60)          (0.77)          (0.33)             --
        --------            --------        --------        --------         -------        --------
           (0.18)              (2.59)          (1.95)          (1.04)          (0.54)          (0.17)
        --------            --------        --------        --------         -------        --------
        $  12.46            $  12.57        $  20.10        $  19.82         $ 18.92        $  17.96
        ========            ========        ========        ========         =======        ========
            0.51%(f)          (27.88%)         12.18%          10.53%(d)(e)     8.43%           4.05%


            2.55%++             1.93%           1.81%           1.42%           1.10%(b)        0.94%
            1.16%++             1.18%           1.19%           1.19%           1.19%           1.30%
            1.21%++             1.26%           1.27%           1.34%(d)        1.31%           1.30%
              60%(g)             101% (g)         68%             70%(g)          77%(g)         103%
        $170,663            $185,491        $518,547        $502,340         $98,180        $115,877




                                                                  CLASS C
      ------------------------------------------------------------------------------------------------------------------------------
       SIX MONTHS
          ENDED
        APRIL 30,                                                   YEAR ENDED OCTOBER 31,

      ------------------------------------------------------------------------------------------------------------------------------
          2009*               2008                  2007                     2006                     2005                  2004
         $12.59              $ 20.12               $19.84                   $18.94                   $17.98                $17.45
         ------              -------               ------                   ------                   ------                ------
           0.10 (a)             0.18 (a)             0.21 (a)                 0.12 (a)                 0.07 (b)              0.04

          (0.08)               (5.27)                1.88                     1.67 (e)                 1.28                  0.53

           0.00 ++              0.01                   --                       --                       --                    --
         ------              -------               ------                   ------                   ------                ------
           0.02                (5.08)                2.09                     1.79                     1.35                  0.57
         ------              -------               ------                   ------                   ------                ------

          (0.12)               (0.18)               (0.21)                   (0.12)                   (0.06)                (0.04)
             --                (2.27)               (1.60)                   (0.77)                   (0.33)                   --
         ------              -------               ------                   ------                   ------                ------
          (0.12)               (2.45)               (1.81)                   (0.89)                   (0.39)                (0.04)
         ------              -------               ------                   ------                   ------                ------
         $12.49              $ 12.59               $20.12                   $19.84                   $18.94                $17.98
         ======              =======               ======                   ======                   ======                ======
           0.12%(f)           (28.47%)              11.33%                    9.69%(d)(e)              7.60%                 3.27%

           1.68%++              1.12%                1.06%                    0.62%                    0.35%(b)              0.19%
           2.04%++              1.99%                1.94%                    1.94%                    1.94%                 2.05%
           2.50%++              2.15%                2.02%                    2.09%(d)                 2.06%                 2.05%
             60%(g)              101% (g)              68%                      70%(g)                   77%(g)               103%
         $1,554              $ 1,563               $2,980                   $3,175                   $3,854                $4,532




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                   CLASS I
                        --------------------------------------------------------------------------------------------
                                                                                                         JANUARY 2,
                         SIX MONTHS                                                                        2004**
                            ENDED                                                                          THROUGH
                          APRIL 30,                        YEAR ENDED OCTOBER 31,                        OCTOBER 31,

                        --------------------------------------------------------------------------------------------
                            2009*           2008            2007            2006            2005            2004
Net asset value at
  beginning of period      $12.65          $ 20.25         $19.90          $18.98          $17.92          $17.98
                           ------          -------         ------          ------          ------          ------
Net investment income        0.17 (a)         0.37 (a)       0.44 (a)        0.36 (a)        0.26 (b)        0.15
Net realized and
  unrealized gain
  (loss) on
  investments               (0.08)           (5.33)          1.93            1.69 (e)        1.42           (0.03)
Net realized and
  unrealized gain on
  foreign currency
  transactions               0.00 ++          0.01             --              --              --              --
                           ------          -------         ------          ------          ------          ------
Total from investment
  operations                 0.09            (4.95)          2.37            2.05            1.68            0.12
                           ------          -------         ------          ------          ------          ------
Less dividends and
  distributions:
  From net investment
     income                 (0.20)           (0.38)         (0.42)          (0.36)          (0.29)          (0.18)
  From net realized
     gain on
     investments               --            (2.27)         (1.60)          (0.77)          (0.33)             --
                           ------          -------         ------          ------          ------          ------
Total dividends and
  distributions             (0.20)           (2.65)         (2.02)          (1.13)          (0.62)          (0.18)
                           ------          -------         ------          ------          ------          ------
Net asset value at end
  of period                $12.54          $ 12.65         $20.25          $19.90          $18.98          $17.92
                           ======          =======         ======          ======          ======          ======
Total investment
  return (c)                 0.69%(f)       (27.60%)        12.65%          11.11%(d)(e)     9.51%           0.68%(f)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income                  2.92%++          2.31%          2.23%           1.86%           1.43%(b)        1.40%++
  Net expenses               0.79%++          0.79%          0.81%           0.74%           0.86%           0.84%++
  Expenses (before
     waiver/reimburse-
     ment)                   0.96%++          0.97%          0.93%           0.89%(d)        0.98%           0.84%++
Portfolio turnover
  rate                         60%(g)          101% (g)        68%             70%(g)          77%(g)         103%
Net assets at end of
  period (in 000's)        $   47          $    43         $   29          $   13          $    7          $    3




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income includes $0.01 per share and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft
     Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.02%, respectively.
(f)  Total return is not annualized.
(g)  The portfolio turnover rates not including mortgage dollar rolls were 44%,
     86%, 55% and 38% for the six month period ended April 30, 2009 and for the years ended October 31, 2008, 2006 and October 31, 2005, respectively.





34    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Total Return Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as

                                                   mainstayinvestments.com    35
defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund held securities with a value of $1,618,930 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3(A), conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation


36    MainStay Total Return Fund
of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect

                                                   mainstayinvestments.com    37
correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(H) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(I) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities.

(J) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in U.S. Treasury futures contracts to gain full exposure to changes in bond market prices to fulfill its investment objective. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effect of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(K) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When


38    MainStay Total Return Fund
the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Funds assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.


                                                   mainstayinvestments.com    39

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(O) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6.)

(P) CONCENTRATION OF RISK. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value could go down and you could lose money.

(Q) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.64% on assets up to $500 million, 0.60% on assets from $500 million to $1 billion and 0.575% on assets in excess of $1 billion. Prior to August 1, 2008, the Fund was contractually obligated to pay the Manager at an annual rate of:
0.64% on assets up to $500 million and 0.60% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.01% increase in the management fee. This increase was offset by a 0.01% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.



40    MainStay Total Return Fund

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.29%; Class A, 1.16%; Class B, 2.04%; Class C, 2.04%; and Class I, 0.79%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $1,204,411 and waived its fees in the amount of $495,095.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                  OCTOBER 31,
    2009         2010        2011        2012         TOTAL
 $1,037,949    $575,951    $690,571    $495,095    $2,799,566
-------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of an average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $8,279 and $3,079, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $198, $53,270 and $53, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $845,072.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $126,614    0.1%
-------------------------------------------------
Class C                                 82    0.0++
-------------------------------------------------
Class I                              1,000    2.1
-------------------------------------------------



++ Less than one-tenth of a percent.


                                                   mainstayinvestments.com    41

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $12,969.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $25,034,373 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $25,034
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                    $25,007,697
  Long-Term Capital Gains             60,186,672
------------------------------------------------
Total                                $85,194,369
------------------------------------------------



NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

As of April 30, 2009, the Fund held the following foreign currency forward contracts:

                                                     CONTRACT                   CONTRACT           UNREALIZED
                                                       AMOUNT                     AMOUNT        APPRECIATION/
                                                    PURCHASED                       SOLD       (DEPRECIATION)
Foreign Currency Buy Contracts:
-------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring
  5/12/09                                       GBP    39,552           $         60,500             $ (1,989)
-------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  7/16/09                                       AUD   855,000                    593,114               25,362
-------------------------------------------------------------------------------------------------------------

                                                     CONTRACT                   CONTRACT
                                                       AMOUNT                     AMOUNT
                                                         SOLD                  PURCHASED
Foreign Currency Sale Contracts:
-------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Norwegian Krone, expiring
  5/27/09                                       JPY10,002,188           NOK      732,600               10,035
-------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring
  6/11/09                                       CHF 1,027,700           JPY   87,179,791              (16,470)
-------------------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 6/25/09         EUR   327,800           JPY   43,045,877                3,173
-------------------------------------------------------------------------------------------------------------
Euro vs. Australian Dollar, expiring 7/6/09     EUR    38,095           AUD       72,000                1,720
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign
  currency forward contracts                                                                         $ 21,831
-------------------------------------------------------------------------------------------------------------






42    MainStay Total Return Fund

As of April 30, 2009, the Fund held the following foreign currencies:

                                                          CURRENCY          COST        VALUE
Canadian Dollar (a)                                  CAD      (297)     $   (241)    $   (249)
---------------------------------------------------------------------------------------------
Danish Krone                                         DKK     4,234           767          752
---------------------------------------------------------------------------------------------
Euro                                                 EUR    82,431       109,220      109,064
---------------------------------------------------------------------------------------------
Hong Kong Dollar                                     HKD   103,560        13,352       13,363
---------------------------------------------------------------------------------------------
Japanese Yen                                         JPY13,238,793       135,714      134,240
---------------------------------------------------------------------------------------------
Pound Sterling                                       GBP    78,615       116,373      116,299
---------------------------------------------------------------------------------------------
Singapore Dollar                                     SGD    36,984        24,568       24,980
---------------------------------------------------------------------------------------------
Swedish Krona                                        SEK   814,515       100,888      101,253
---------------------------------------------------------------------------------------------
Swiss Franc                                          CHF    32,404        28,222       28,391
---------------------------------------------------------------------------------------------
Total                                                                   $528,863     $528,093
---------------------------------------------------------------------------------------------



(a) Currency was overdrawn as of April 30, 2009

NOTE 6--RESTRICTED SECURITY:

As of April 30, 2009, the Fund held the following restricted security:

                                              DATE OF                        4/30/09   PERCENTAGE OF
SECURITY                                  ACQUISITION   SHARES       COST      VALUE      NET ASSETS
QuadraMed Corp.
  Convertible Preferred Stock                 6/16/04   10,700   $267,500   $156,006             0.0%++
  -------------------------------------------------------------------------------------------------




++ Less than one-tenth of a percent.

NOTE 7--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.


NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of U.S. Government securities were $119,095 and $131,152, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $96,922 and $109,505, respectively.


                                                   mainstayinvestments.com    43

NOTE 10--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      148,394   $   1,776,386
Shares issued to
  shareholders
  in reinvestment of
  dividends                      150,644       1,796,432
Shares redeemed                 (937,141)    (11,203,239)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (638,103)     (7,630,421)
Shares converted into
  Investor Class (See Note
  1)                             598,540       6,968,738
Shares converted from
  Investor Class (See Note
  1)                             (21,849)       (263,124)
                             ---------------------------
Net decrease                     (61,412)  $    (924,807)
                             ===========================

Period ended October 31, 2008 (a):
Shares sold                      812,726   $  13,346,743
Shares issued to
  shareholders in
  reinvestment of dividends       98,985       1,524,092
Shares redeemed               (1,186,163)    (18,231,948)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (274,452)     (3,361,113)
Shares converted into
  Investor Class (See Note
  1)                          11,508,599     182,668,353
Shares converted from
  Investor Class (See Note
  1)                            (351,125)     (5,287,886)
                             ---------------------------
Net increase                  10,883,022   $ 174,019,354
                             ===========================

(a) Investor Class shares were first offered on February
    28, 2008.


 CLASS A                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      287,918   $   3,442,582
Shares issued to
  shareholders in
  reinvestment of dividends      200,251       2,387,828
Shares redeemed               (1,535,518)    (18,379,950)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,047,349)    (12,549,540)
Shares converted into Class
  A (See Note 1)                 228,831       2,723,909
Shares converted from Class
  A (See Note 1)                (240,305)     (2,881,253)
                             ---------------------------
Net decrease                  (1,058,823)  $ (12,706,884)
                             ===========================
Year ended October 31,
  2008:
Shares sold                      817,366   $  13,368,766
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,641,886      63,129,156
Shares redeemed               (5,860,026)    (94,803,883)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,400,774)    (18,305,961)
Shares converted into Class
  A (See Note 1)               1,366,368      22,037,642
Shares converted from Class
  A (See Note 1)             (11,009,287)   (174,764,780)
                             ---------------------------
Net decrease                 (11,043,693)  $(171,033,099)
                             ===========================

 CLASS B                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      232,556   $   2,799,708
Shares issued to
  shareholders in
  reinvestment of dividends       54,296         649,660
Shares redeemed                 (668,093)     (8,011,544)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (381,241)     (4,562,176)
Shares converted from Class
  B (See Note 1)                (563,904)     (6,548,270)
                             ---------------------------
Net decrease                    (945,145)  $ (11,110,446)
                             ===========================
Year ended October 31,
  2008:
Shares sold                      494,833   $   8,022,766
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,053,710      18,349,323
Shares redeemed               (1,737,249)    (27,903,471)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (188,706)     (1,531,382)
Shares converted from Class
  B (See Note 1)              (1,511,398)    (24,653,329)
                             ---------------------------
Net decrease                  (1,700,104)  $ (26,184,711)
                             ===========================





44    MainStay Total Return Fund

 CLASS C                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       14,065   $     169,466
Shares issued to
  shareholders in
  reinvestment of dividends        1,096          13,107
Shares redeemed                  (14,809)       (178,971)
                             ---------------------------
Net increase                         352   $       3,602
                             ===========================
Year ended October 31,
  2008:
Shares sold                       17,357   $     287,090
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               19,392         337,256
Shares redeemed                  (60,742)       (954,093)
                             ---------------------------
Net decrease                     (23,993)  $    (329,747)
                             ===========================

 CLASS I                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                          452   $       5,527
Shares issued to
  shareholders in
  reinvestment of dividends           42             501
Shares redeemed                     (183)         (2,223)
                             ---------------------------
Net increase                         311   $       3,805
                             ===========================
Year ended October 31,
  2008:
Shares sold                        1,948   $      30,806
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  237           4,049
Shares redeemed                     (174)         (2,705)
                             ---------------------------
Net increase                       2,011   $      32,150
                             ===========================




NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



                                                   mainstayinvestments.com    45

PROXY VOTING POLICIES AND

PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.



SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE


The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).




46    MainStay Total Return Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com
                                                              The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A015933         (RECYCLE LOGO)            MS140-09           MSTR10-06/09
                                                                          14

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 VALUE FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2009

MESSAGE FROM THE PRESIDENT

The six-month period ended April 30, 2009, proved to be a historically volatile time for the U.S. economy. Earlier in the year, many financial companies faced setbacks and market liquidity dried up. Fortunately, the U.S. Treasury, the Federal Reserve and other central banks and agencies worked together in an effort to restore investor confidence.

Gross domestic product continued to decline in the fourth quarter of 2008 and the first quarter of 2009. Fortunately, first-quarter earnings reports for several companies, especially financials, were not as bad as some had earlier feared. A rally in the retailing industry suggested that consumer spending might revive. And preliminary first-quarter data from the Bureau of Economic Analysis showed that personal consumption expenditures helped soften the economy's rate of decline in the first quarter of 2009.

Although the stock market rallied from late November through early January, it then declined through early March, with some major market indexes and averages reaching levels that investors hadn't seen in more than 12 years. By March 9, 2009, many investors felt that the market had reached its low point, and the stock market gradually recovered a good deal of what it had lost--not enough, however, to end the reporting period in positive territory.

In the bond market, the earlier flight toward low-risk investments softened as the Federal Open Market Committee reduced the targeted federal funds rate to a range between 0% and 0.25%. With strong government support, including the promise of purchases by the Federal Reserve, the mortgage-backed and asset-backed securities markets began to regain their footing. Trillions of dollars were poured into the markets, risk aversion softened and higher-yielding securities gained substantial ground. Indeed, most fixed-income sectors recorded positive returns for the six-month reporting period. This trend was encouraging news for bond investors.

Throughout the reporting period, the portfolio managers of the MainStay Funds continued to pursue the investment objectives, strategies and processes of their respective Funds. Some were able to identify opportunities, reposition Fund holdings, or otherwise take advantage of a difficult market environment. With a steadfast focus on long-term investment potential, our portfolio managers sought to weather market volatility and maintain a positive outlook.

Investors concerned about recent market events might benefit from their example. With careful investing, appropriate diversification, gradual adjustments, continual reevaluation and ongoing assistance from a financial professional, investors may be able to improve the way they pursue their long-range goals.

At MainStay, we are pleased to be a part of your investment program, and we hope that you will continue to invest with us for many years to come. While past performance is no guarantee of future results, we are encouraged when the economy provides positive indicators. Like you, we look forward to better days ahead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 VALUE FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2009

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        30
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       30

INVESTMENT AND PERFORMANCE COMPARISON(1)



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           SIX     ONE     FIVE       TEN
TOTAL RETURNS          MONTHS   YEAR   YEARS(1)  YEARS(1)
---------------------------------------------------------
With sales charges     -17.49% -40.65%   -4.36%    -1.72%
Excluding sales
  charges              -12.69  -37.19    -3.27     -1.16




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY VALUE
                                   FUND INVESTOR    RUSSELL 1000
                                       CLASS         VALUE INDEX
                                  --------------    ------------
4/30/99                                 9450            10000
                                        8881             9612
                                       10270            10230
                                        9886             9830
                                        7880             8551
                                        9931            10797
                                       10732            12300
                                       12603            14552
                                       14341            17192
                                       13388            15650
4/30/09                                 8409             9514






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL
TOTAL         SIX     ONE     FIVE       TEN
RETURNS     MONTHS   YEAR   YEARS(1)  YEARS(1)
----------------------------------------------
With sales
  charges   -17.49% -40.60%   -4.37%    -1.73%
Excluding
  sales
  charges   -12.69  -37.14    -3.29     -1.17




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY VALUE
                                    FUND CLASS      RUSSELL 1000
                                         A           VALUE INDEX
                                  --------------    ------------
4/30/99                                23625            25000
                                       22202            24030
                                       25676            25575
                                       24716            24575
                                       19701            21378
                                       24827            26992
                                       26830            30751
                                       31506            36380
                                       35852            42981
                                       33417            39125
4/30/09                                21006            23785






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                   SIX     ONE     FIVE       TEN
TOTAL RETURNS                  MONTHS   YEAR   YEARS(1)  YEARS(1)
-----------------------------------------------------------------
With sales charges             -17.37% -40.78%   -4.34%    -1.92%
Excluding sales charges        -13.06  -37.69    -4.04     -1.92




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY VALUE
                                    FUND CLASS      RUSSELL 1000
                                         B           VALUE INDEX
                                  --------------    ------------
4/30/99                                10000            10000
                                        9326             9612
                                       10702            10230
                                       10226             9830
                                        8088             8551
                                       10120            10797
                                       10851            12300
                                       12651            14552
                                       14289            17192
                                       13218            15650
4/30/09                                 8236             9514





1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee

THE FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           SIX     ONE     FIVE       TEN
TOTAL RETURNS          MONTHS   YEAR   YEARS(1)  YEARS(1)
---------------------------------------------------------
With sales charges     -13.92% -38.31%   -4.04%    -1.92%
Excluding sales
  charges              -13.06  -37.69    -4.04     -1.92




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                          MAINSTAY VALUE
                                            FUND CLASS      RUSSELL 1000
                                                 C           VALUE INDEX
                                          --------------    ------------
4/30/99                                        10000            10000
                                                9326             9612
                                               10702            10230
                                               10226             9830
                                                8088             8551
                                               10120            10797
                                               10851            12300
                                               12651            14552
                                               14289            17192
                                               13218            15650
4/30/09                                         8236             9514






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           SIX     ONE     FIVE       TEN
TOTAL RETURNS          MONTHS   YEAR   YEARS(1)  YEARS(1)
---------------------------------------------------------
                       -12.43% -36.83%   -2.93%    -0.86%




(PERFORMANCE GRAPH)

                                  MAINSTAY VALUE
                                    FUND CLASS      RUSSELL 1000
                                         I           VALUE INDEX
                                  --------------    ------------
4/30/99                                10000            10000
                                        9420             9612
                                       10909            10230
                                       10530             9830
                                        8413             8551
                                       10644            10797
                                       11516            12300
                                       13565            14552
                                       15513            17192
                                       14524            15650
4/30/09                                 9175             9514






CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           SIX     ONE     FIVE       TEN
TOTAL RETURNS          MONTHS   YEAR   YEARS(1)  YEARS(1)
---------------------------------------------------------
                       -12.59% -36.96%   -3.01%    -0.96%




(PERFORMANCE GRAPH)

                                  MAINSTAY VALUE
                                    FUND CLASS      RUSSELL 1000
                                        R1           VALUE INDEX
                                  --------------    ------------
4/30/99                                10000            10000
                                        9410             9612
                                       10886            10230
                                       10498             9830
                                        8375             8551
                                       10582            10797
                                       11459            12300
                                       13489            14552
                                       15403            17192
                                       14410            15650
4/30/09                                 9085             9514





   waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been -3.30% for Class A, -4.15% for Class B, -4.07% for Class C, -2.93% for Class I, -3.02% for Class R1 and -3.28% for Class R2 for the five-year period ended April 30, 2009, and -1.18% for Class A, -1.98% for Class B, -1.94% for Class C, -0.86% for Class I, -0.96% for Class R1 and -1.22% for Class R2 for the ten-year period then ended. Investor Class shares were not affected because the reimbursement occurred prior to the launch of the share class.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.

THE FOOTNOTES ON THE PRECEDING PAGE AND ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Value Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX     ONE     FIVE       TEN
TOTAL RETURNS     MONTHS   YEAR   YEARS(1)  YEARS(1)
----------------------------------------------------
                  -12.64% -37.09%   -3.27%    -1.21%




(PERFORMANCE GRAPH)

                                  MAINSTAY VALUE
                                    FUND CLASS      RUSSELL 1000
                                        R2           VALUE INDEX
                                  --------------    ------------
4/30/99                                10000            10000
                                        9384             9612
                                       10833            10230
                                       10419             9830
                                        8298             8551
                                       10454            10797
                                       11295            12300
                                       13260            14552
                                       15099            17192
                                       14075            15650
4/30/09                                 8854             9514







 BENCHMARK PERFORMANCE                      SIX       ONE       FIVE         TEN
                                          MONTHS     YEAR     YEARS(1)    YEARS(1)
----------------------------------------------------------------------------------------
Russell 1000(R) Value Index(4)            -13.27%   -39.21%     -2.50%      -0.50%
Average Lipper large-cap value fund(5)    -10.05    -36.99      -2.91       -0.98



3. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares might have been lower.
4. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 1000(R) Value Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below-average price-to-earning ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VALUE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2008, to April 30, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2008, to April 30, 2009.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/08         4/30/09       PERIOD(1)         4/30/09        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00        $873.10         $5.90          $1,018.50         $ 6.36
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00        $873.10         $5.29          $1,019.10         $ 5.71
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $869.40         $9.36          $1,014.80         $10.09
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $869.40         $9.36          $1,014.80         $10.09
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $875.70         $3.30          $1,021.30         $ 3.56
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00        $874.10         $3.76          $1,020.80         $ 4.06
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00        $873.60         $4.92          $1,019.50         $ 5.31
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.27% for Investor Class, 1.14% for Class A, 2.02% for Class B and Class C, 0.71% for Class I, 0.81% for Class R1 and 1.06% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



8    MainStay Value Fund

INDUSTRY COMPOSITION AS OF APRIL 30, 2009




Oil, Gas & Consumable Fuels           12.4%
Pharmaceuticals                        6.8
Aerospace & Defense                    6.0
Diversified Telecommunication
  Services                             5.2
Food & Staples Retailing               4.9
Specialty Retail                       4.9
Media                                  4.5
Diversified Financial Services         4.4
Commercial Banks                       4.0
Insurance                              3.4
Capital Markets                        3.3
Computers & Peripherals                3.1
Machinery                              2.6
Energy Equipment & Services            2.3
Electric Utilities                     2.2
Multiline Retail                       1.9
Software                               1.9
Health Care Providers & Services       1.8
Food Products                          1.7
Industrial Conglomerates               1.7
Metals & Mining                        1.6
Communications Equipment               1.5
Semiconductors & Semiconductor
  Equipment                            1.4
Biotechnology                          1.2
Chemicals                              1.2
Air Freight & Logistics                1.0
Electrical Equipment                   0.6
Household Products                     0.5
Multi-Utilities                        0.5
Exchange Traded Funds                  5.1
Short-Term Investment                  7.0
Liabilities in Excess of Cash and
  Other Assets                        -0.6
                                     -----
                                     100.0%
                                     =====



See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2009 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  iShares Russell 1000 Value Index Fund
    2.  AT&T, Inc.
    3.  Chevron Corp.
    4.  JPMorgan Chase & Co.
    5.  ExxonMobil Corp.
    6.  Ingersoll-Rand Co., Ltd. Class A
    7.  Lowe's Cos., Inc.
    8.  Hess Corp.
    9.  Wyeth
   10.  MetLife, Inc.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER RICHARD A. ROSEN, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2009?

Excluding all sales charges, MainStay Value Fund returned -12.69% for Investor Class shares, -12.69% for Class A shares, -13.06% for Class B shares and -13.06% for Class C shares for the six months ended April 30, 2009. Over the same period, the Fund's Class I shares returned -12.43%, Class R1 shares returned -12.59% and Class R2 shares returned -12.64%. All share classes underperformed the -10.05% return of the average Lipper(1) large-cap value fund but outperformed the -13.27% return of the Russell 1000(R) Value Index(2) for the six months ended April 30, 2009. The Russell 1000(R) Value Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO THE RUSSELL 1000(R) VALUE INDEX DURING THE REPORTING PERIOD?

Strong stock selection in the industrials, consumer discretionary and materials sectors helped the Fund's performance relative to the Russell 1000(R) Value Index. An underweight position in the financials sector helped the Fund's relative performance but, not enough to overcome the effects of mixed stock selection in a period when the financials sector as a whole provided poor performance. Overall, the Fund's holdings in financials detracted from the Fund's relative performance.

WHICH FUND HOLDINGS WERE THE STRONGEST CONTRIBUTORS TO ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD?

In the industrials sector, positions in industrial automation power provider Rockwell Automation, diversified technology and manufacturing company Honeywell International and aerospace and defense security company Northrop Grumman all performed well. Late in the reporting period, we initiated a position in diversified manufacturing company Ingersoll-Rand. The company's shares moved up sharply from our date of purchase through the end of the reporting period. Shares of these and other industrial-related stocks rose during March and April, as investors began to sense that the U.S. economy might have reached its low point and was on the way to recovery.

Several holdings within the cyclically sensitive consumer discretionary and materials sectors performed well as investors looked toward an eventual economic recovery. Retailers Kohl's, TJX and Home Depot were particularly strong performers. We trimmed all three of these positions as they approached their respective price targets. Shares of copper mining company Freeport-McMoRan Copper & Gold rose sharply as the price of copper rebounded during the reporting period.

The Fund's holdings in Wyeth helped Fund performance, as it was the beneficiary of a takeover bid by rival pharmaceutical company Pfizer. The Fund's holdings in Teva Pharmaceutical Industries also performed well, responding positively to an improving outlook for the generic drug industry.

In the energy sector, oil sands company Suncor Energy and oil services giant Schlumberger contributed positively to the Fund's relative performance. We added to the Fund's position in Suncor Energy during the reporting period. Schlumberger was a new purchase for the Fund during the reporting period.

Several information technology holdings performed well during the reporting period. Positions in International Business Machines, Microsoft and Intel helped the Fund's results. We added to the Fund's positions in Microsoft and Intel during the reporting period. We trimmed the Fund's position in International Business Machines near the price target we had set for the stock.

Shares of Goldman Sachs Group and insurance company MetLife both rose. MetLife was a new position for the Fund during the reporting period.

WHICH POSITIONS DETRACTED FROM THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD?

Although some of the Fund's holdings in financials performed well, most detracted from the Fund's performance during the financial crisis. Shares of Fund holdings Citigroup and Bank of America moved dramatically lower. We sold the Fund's entire position in Citigroup as the threat of government ownership of the bank become more real. JPMorgan Chase, PNC

----------
Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value.

1. See footnote on page 7 for more information about Lipper Inc.
2. See footnote on page 7 for more information on the Russell 1000(R) Value
   Index.


10    MainStay Value Fund

Financial Services Group and U.S. Bancorp also declined. Although we reduced the Fund's weighting in financials during the reporting period, exposure to the sector still hurt the Fund's relative performance.

Among other holdings that detracted from the Fund's relative performance were supermarket Kroger and food manufacturer General Mills. We reduced the Fund's holdings in both of these consumer staples companies during the reporting period.

In energy, shares of offshore oil drillers Transocean and Diamond Offshore Drilling declined. We eliminated the Fund's positions in both of these companies during the reporting period. In health care, shares of UnitedHealth Group and Coventry Health Care declined, as the threat of new legislative initiatives damaged the medium-term earnings outlook for health insurance companies in general. Both of these Fund positions were eliminated during the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2009, the Fund was overweight relative to the Russell 1000(R) Value Index in the information technology and industrials sectors. On the same date, the Fund was underweight in the consumer staples, energy, financials, health care and utilities sectors. The Fund's weightings were roughly neutral to the Index in the consumer discretionary, materials and telecommunication services sectors.




----------
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2009 UNAUDITED




                                         SHARES           VALUE
COMMON STOCKS 88.4%+
---------------------------------------------------------------

AEROSPACE & DEFENSE 6.0%
Honeywell International,
  Inc.                                  226,100   $   7,056,581
Northrop Grumman Corp.                  113,300       5,478,055
United Technologies Corp.               122,700       5,992,668
                                                  -------------
                                                     18,527,304
                                                  -------------

AIR FREIGHT & LOGISTICS 1.0%
FedEx Corp.                              55,300       3,094,588
                                                  -------------


BIOTECHNOLOGY 1.2%
Amgen, Inc. (a)                          75,400       3,654,638
                                                  -------------



CAPITAL MARKETS 3.3%
Bank of New York Mellon
  Corp. (The)                           242,278       6,173,244
Goldman Sachs Group, Inc.
  (The)                                  31,730       4,077,305
                                                  -------------
                                                     10,250,549
                                                  -------------

CHEMICALS 1.2%
E.I. du Pont de Nemours &
  Co.                                   137,400       3,833,460
                                                  -------------


COMMERCIAL BANKS 4.0%
PNC Financial Services
  Group, Inc.                            75,200       2,985,440
U.S. Bancorp                            170,700       3,110,154
Wells Fargo & Co.                       310,500       6,213,105
                                                  -------------
                                                     12,308,699
                                                  -------------

COMMUNICATIONS EQUIPMENT 1.5%
Nokia OYJ, Sponsored ADR (b)            326,400       4,615,296
                                                  -------------


COMPUTERS & PERIPHERALS 3.1%
Hewlett-Packard Co.                     141,200       5,080,376
International Business
  Machines Corp.                         44,100       4,551,561
                                                  -------------
                                                      9,631,937
                                                  -------------

DIVERSIFIED FINANCIAL SERVICES 4.4%
Bank of America Corp.                   501,800       4,481,074
V  JPMorgan Chase & Co.                 279,792       9,233,136
                                                  -------------
                                                     13,714,210
                                                  -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 5.2%
V  AT&T, Inc.                           409,600      10,493,952
Verizon Communications,
  Inc.                                  187,000       5,673,580
                                                  -------------
                                                     16,167,532
                                                  -------------

ELECTRIC UTILITIES 2.2%
Duke Energy Corp.                       325,000       4,488,250
Southern Co. (The)                       81,300       2,347,944
                                                  -------------
                                                      6,836,194
                                                  -------------

ELECTRICAL EQUIPMENT 0.6%
Rockwell Automation, Inc.                54,100       1,709,019
                                                  -------------


ENERGY EQUIPMENT & SERVICES 2.3%
Baker Hughes, Inc.                      104,000       3,700,320
Schlumberger, Ltd.                       66,800       3,272,532
                                                  -------------
                                                      6,972,852
                                                  -------------

FOOD & STAPLES RETAILING 4.9%
CVS Caremark Corp.                      183,300       5,825,274
Kroger Co. (The)                        183,600       3,969,432
Wal-Mart Stores, Inc.                   108,700       5,478,480
                                                  -------------
                                                     15,273,186
                                                  -------------

FOOD PRODUCTS 1.7%
ConAgra Foods, Inc.                     124,600       2,205,420
General Mills, Inc.                      58,700       2,975,503
                                                  -------------
                                                      5,180,923
                                                  -------------

HEALTH CARE PROVIDERS & SERVICES 1.8%
Cardinal Health, Inc.                   121,200       4,095,348
UnitedHealth Group, Inc.                 60,400       1,420,608
                                                  -------------
                                                      5,515,956
                                                  -------------

HOUSEHOLD PRODUCTS 0.5%
Kimberly-Clark Corp.                     30,800       1,513,512
                                                  -------------


INDUSTRIAL CONGLOMERATES 1.7%
General Electric Co.                    416,000       5,262,400
                                                  -------------


INSURANCE 3.3%
V  MetLife, Inc.                        238,500       7,095,375
Prudential Financial, Inc.              111,300       3,214,344
                                                  -------------
                                                     10,309,719
                                                  -------------

MACHINERY 2.6%
V  Ingersoll-Rand Co., Ltd.
  Class A                               364,300       7,930,811
                                                  -------------


MEDIA 4.5%
Cablevision Systems Corp.
  Class A                               124,400       2,134,704
Comcast Corp. Class A                   322,400       4,984,304
Walt Disney Co. (The)                   307,900       6,743,010
                                                  -------------
                                                     13,862,018
                                                  -------------

METALS & MINING 1.6%
Freeport-McMoRan Copper &
  Gold, Inc. Class B                     67,400       2,874,610
Nucor Corp.                              49,125       1,998,896
                                                  -------------
                                                      4,873,506
                                                  -------------

MULTI-UTILITIES 0.5%
Dominion Resources, Inc.                 46,200       1,393,392
                                                  -------------


MULTILINE RETAIL 1.9%
Kohl's Corp. (a)                         59,300       2,689,255
Target Corp.                             76,800       3,168,768
                                                  -------------
                                                      5,858,023
                                                  -------------



+ Percentages indicated are based on Fund net assets.
v Among the Fund's 10 largest holdings, as of April 30, 2009 excluding short-term investment. May be subject to change daily.


12    MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS 12.4%
Apache Corp.                             34,000   $   2,477,240
V  Chevron Corp.                        150,004       9,915,264
ConocoPhillips                           89,900       3,685,900
Devon Energy Corp.                       50,500       2,618,425
V  ExxonMobil Corp.                     119,600       7,973,732
V  Hess Corp.                           138,600       7,593,894
Suncor Energy, Inc.                     154,000       3,905,440
                                                  -------------
                                                     38,169,895
                                                  -------------


PHARMACEUTICALS 6.8%
Johnson & Johnson                       117,400       6,147,064
Pfizer, Inc.                            248,000       3,313,280
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (b)                      91,700       4,024,713
V  Wyeth                                178,500       7,568,400
                                                  -------------
                                                     21,053,457
                                                  -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.4%
Intel Corp.                             280,800       4,431,024
                                                  -------------


SOFTWARE 1.9%
Microsoft Corp.                         295,900       5,994,934
                                                  -------------


SPECIALTY RETAIL 4.9%
Home Depot, Inc. (The)                  142,600       3,753,232
V  Lowe's Cos., Inc.                    367,600       7,903,400
TJX Cos., Inc.                          123,000       3,440,310
                                                  -------------
                                                     15,096,942
                                                  -------------
Total Common Stocks
  (Cost $308,482,996)                               273,035,976
                                                  -------------


EXCHANGE TRADED FUNDS 5.1% (C)
---------------------------------------------------------------


V  iShares Russell 1000
  Value Index Fund                      276,500      12,445,265
Market Vectors Agribusiness
  Fund                                  100,700       3,104,581
                                                  -------------
Total Exchange Traded Funds
  (Cost $17,772,695)                                 15,549,846
                                                  -------------



                                      NUMBER OF
                                      CONTRACTS
PURCHASED OPTIONS 0.1%
PURCHASED CALL OPTIONS 0.1%
---------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 0.0%++
Bank of America Corp.
  Strike Price $12.50
  Expires 5/16/09 (a)                     4,250          46,750
Citigroup, Inc.
  Strike Price $5.00
  Expires 6/20/09 (a)                     5,100          61,200
                                                  -------------
                                                        107,950
                                                  -------------

INSURANCE 0.1%
Aflac, Inc.
  Strike Price $30.00
  Expires 5/16/09 (a)                     1,776         222,000
                                                  -------------
Total Purchased Options
  (Cost $376,333)                                       329,950
                                                  -------------




                                      PRINCIPAL
                                         AMOUNT
SHORT-TERM INVESTMENT 7.0%
---------------------------------------------------------------

REPURCHASE AGREEMENT 7.0%
State Street Bank and Trust
  Co.
  0.05%, dated 4/30/09
  due 5/1/09
  Proceeds at Maturity
  $21,655,702
  (Collateralized by a
  United States Treasury
  Bill with a zero coupon
  rate and a maturity date
  of 5/28/09, with a
  Principal Amount of
  $22,090,000 and a Market
  Value of $22,090,000)             $21,655,672      21,655,672
                                                  -------------
Total Short-Term Investment
  (Cost $21,655,672)                                 21,655,672
                                                  -------------
Total Investments
  (Cost $348,287,696) (d)                 100.6%    310,571,444
Liabilities in Excess of
  Cash and Other Assets                    (0.6)     (1,771,342)
                                          -----    ------------
Net Assets                                100.0%  $ 308,800,102
                                          =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(d)  At April 30, 2009, cost is $350,128,551
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $ 12,569,925
     Gross unrealized depreciation    (52,127,032)
                                     ------------
     Net unrealized depreciation     $(39,557,107)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

                                   INVESTMENTS IN
 VALUATION INPUTS                      SECURITIES
Level 1--Quoted Prices              $ 288,915,772
Level 2--Other Significant
  Observable Inputs                    21,655,672
Level 3--Significant Unobservable
  Inputs                                       --
                                    -------------
Total                                $310,571,444
                                    =============



The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).



14    MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2009 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $348,287,696)     $ 310,571,444
Receivables:
  Investment securities sold             3,916,251
  Dividends and interest                   613,629
  Fund shares sold                          37,361
Other assets                                48,705
                                     -------------
     Total assets                      315,187,390
                                     -------------
LIABILITIES:
Payables:
  Investment securities purchased        5,472,836
  Transfer agent (See Note 3)              449,512
  Fund shares redeemed                     200,249
  NYLIFE Distributors (See Note 3)          92,720
  Manager (See Note 3)                      87,356
  Shareholder communication                 37,674
  Professional fees                         31,549
  Custodian                                  8,689
  Trustees                                   3,238
Accrued expenses                             3,465
                                     -------------
     Total liabilities                   6,387,288
                                     -------------
Net assets                           $ 308,800,102
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $     269,214
Additional paid-in capital             451,243,096
                                     -------------
                                       451,512,310
Accumulated undistributed net
  investment income                      1,861,581
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (106,857,537)
Net unrealized depreciation on
  investments                          (37,716,252)
                                     -------------
Net assets                           $ 308,800,102
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 113,811,961
                                     =============
Shares of beneficial interest
  outstanding                            9,906,930
                                     =============
Net asset value per share
  outstanding                        $       11.49
Maximum sales charge (5.50% of
  offering price)                             0.67
                                     -------------
Maximum offering price per share
  outstanding                        $       12.16
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 117,176,386
                                     =============
Shares of beneficial interest
  outstanding                           10,216,403
                                     =============
Net asset value per share
  outstanding                        $       11.47
Maximum sales charge (5.50% of
  offering price)                             0.67
                                     -------------
Maximum offering price per share
  outstanding                        $       12.14
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  52,987,353
                                     =============
Shares of beneficial interest
  outstanding                            4,644,566
                                     =============
Net asset value and offering price
  per share outstanding              $       11.41
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   4,846,897
                                     =============
Shares of beneficial interest
  outstanding                              424,770
                                     =============
Net asset value and offering price
  per share outstanding              $       11.41
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $  19,944,639
                                     =============
Shares of beneficial interest
  outstanding                            1,725,837
                                     =============
Net asset value and offering price
  per share outstanding              $       11.56
                                     =============
CLASS R1
Net assets applicable to
  outstanding shares                 $         862
                                     =============
Shares of beneficial interest
  outstanding                                   75
                                     =============
Net asset value and offering price
  per share outstanding              $       11.58
                                     =============
CLASS R2
Net assets applicable to
  outstanding shares                 $      32,004
                                     =============
Shares of beneficial interest
  outstanding                                2,775
                                     =============
Net asset value and offering price
  per share outstanding              $       11.53
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  5,128,345
  Interest                                 11,522
                                     ------------
     Total income                       5,139,867
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,125,959
  Transfer agent--Investor Class
     (See Note 3)                         365,518
  Transfer agent--Class A (See Note
     3)                                   116,231
  Transfer agent--Classes B and C
     (See Note 3)                         216,660
  Transfer agent--Classes I, R1 and
     R2 (See Note 3)                       20,473
  Distribution/Service--Investor
     Class (See Note 3)                   128,143
  Distribution/Service--Class A
     (See Note 3)                         162,491
  Service--Class B (See Note 3)            69,737
  Service--Class C (See Note 3)             6,203
  Distribution/Service--Class R2
     (See Note 3)                              32
  Distribution--Class B (See Note
     3)                                   209,210
  Distribution--Class C (See Note
     3)                                    18,608
  Shareholder communication                70,833
  Professional fees                        47,199
  Registration                             46,978
  Trustees                                  9,664
  Custodian                                 6,841
  Shareholder service--Class R2
     (See Note 3)                              13
  Miscellaneous                            16,673
                                     ------------
     Total expenses before waiver       2,637,466
  Expense waiver from Manager  (See
     Note 3)                             (550,866)
                                     ------------
     Net expenses                       2,086,600
                                     ------------
Net investment income                   3,053,267
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               (83,538,031)
  Foreign currency transactions               188
                                     ------------
Net realized loss on investments
  and foreign currency transactions   (83,537,843)
                                     ------------
Net change in unrealized
  depreciation on investments          28,544,948
                                     ------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                        (54,992,895)
                                     ------------
Net decrease in net assets
  resulting from operations          $(51,939,628)
                                     ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $35,246.



16    MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2008


                                       2009            2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  3,053,267   $   6,329,782
 Net realized loss on
  investments and foreign
  currency transactions         (83,537,843)    (22,198,261)
 Net change in unrealized
  appreciation (depreciation)
  on investments                 28,544,948    (202,803,052)
                               ----------------------------
 Net decrease in net assets
  resulting from operations     (51,939,628)   (218,671,531)
                               ----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class               (2,186,528)             --
    Class A                      (3,117,568)     (3,992,924)
    Class B                        (492,693)       (323,082)
    Class C                         (44,270)        (25,973)
    Class I                        (673,430)           (648)
    Class R1                            (22)             --
    Class R2                           (488)             --
                               ----------------------------
                                 (6,514,999)     (4,342,627)
                               ----------------------------
 From net realized gain on investments:
    Class A                              --     (52,313,598)
    Class B                              --     (15,626,249)
    Class C                              --      (1,242,018)
    Class I                              --         (15,209)
    Class R1                             --            (151)
    Class R2                             --          (1,090)
                               ----------------------------
                                         --     (69,198,315)
                               ----------------------------
 Total dividends and
  distributions to
  shareholders                   (6,514,999)    (73,540,942)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                       $ 13,055,816   $  71,692,332
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               6,309,431      70,886,486
 Cost of shares redeemed        (48,638,021)   (154,472,103)
                               ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (29,272,774)    (11,893,285)
                               ----------------------------
    Net decrease in net
     assets                     (87,727,401)   (304,105,758)

NET ASSETS:
Beginning of period             396,527,503     700,633,261
                               ----------------------------
End of period                  $308,800,102   $ 396,527,503
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $  1,861,581   $   5,323,313
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    INVESTOR CLASS
                                           --------------------------------
                                                               FEBRUARY 28,
                                           SIX MONTHS             2008**
                                              ENDED               THROUGH
                                            APRIL 30,           OCTOBER 31,

                                           --------------------------------
                                              2009*                2008
Net asset value at beginning of
  period                                    $  13.43             $  18.50
                                            --------             --------
Net investment income (a)                       0.11                 0.16
Net realized and unrealized gain
  (loss) on investments                        (1.81)               (5.23)
                                            --------             --------
Total from investment operations               (1.70)               (5.07)
                                            --------             --------
Less dividends and distributions:
  From net investment income                   (0.24)                  --
  From net realized gain on
     investments                                  --                   --
                                            --------             --------
Total dividends and distributions              (0.24)                  --
                                            --------             --------
Net asset value at end of period            $  11.49             $  13.43
                                            ========             ========
Total investment return (b)                   (12.69%)(e)          (27.41%)(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.94% ++             1.43% ++
  Net expenses                                  1.27% ++             1.27% ++
  Expenses (before
     waiver/reimbursement)                      1.80% ++             1.45% ++
Portfolio turnover rate                           35%                  57%
Net assets at end of period (in
  000's)                                    $113,812             $121,212




                                                                       CLASS B
                                ------------------------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED
                                 APRIL 30,                              YEAR ENDED OCTOBER 31,

                                ------------------------------------------------------------------------------------
                                   2009*           2008          2007           2006           2005           2004
Net asset value at
  beginning of period             $ 13.22        $ 22.99       $  23.12       $  19.96       $  18.28       $  16.55
                                  -------        -------       --------       --------       --------       --------
Net investment income (a)            0.07           0.10           0.09           0.06           0.01           0.00 ++
Net realized and
  unrealized gain (loss)
  on investments                    (1.78)         (7.50)          2.38           3.21 (d)       1.68           1.75
                                  -------        -------       --------       --------       --------       --------
Total from investment
  operations                        (1.71)         (7.40)          2.47           3.27           1.69           1.75
                                  -------        -------       --------       --------       --------       --------
Less dividends and
  distributions:
  From net investment
     income                         (0.10)         (0.04)         (0.06)         (0.09)         (0.01)         (0.02)
  From net realized gain
     on investments                    --          (2.33)         (2.54)         (0.02)            --             --
                                  -------        -------       --------       --------       --------       --------
Total dividends and
  distributions                     (0.10)         (2.37)         (2.60)         (0.11)         (0.01)         (0.02)
                                  -------        -------       --------       --------       --------       --------
Net asset value at end of
  period                          $ 11.41        $ 13.22       $  22.99       $  23.12       $  19.96       $  18.28
                                  =======        =======       ========       ========       ========       ========
Total investment return
  (b)                              (13.06%)(e)    (35.55%)        11.66%(e)      16.44%(c)(d)    9.27%         10.56%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income              1.25% ++       0.55%          0.39%          0.30%          0.07%          0.02%
  Net expenses                       2.02% ++       1.97%          1.92%          1.92%          1.96%          2.05%
  Expenses (before
     waiver/reimburse-
     ment)                           2.55% ++       2.12%          1.96%          2.05%(c)       2.03%          2.05%
Portfolio turnover rate                35%            57%            50%            48%            43%            53%
Net assets at end of
  period (in 000's)               $52,987        $71,477       $156,553       $191,086       $560,139       $563,838




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumed the reinvestment of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(e)  Total return is not annualized.





18    MainStay Value Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS



                                                                    CLASS A
              -------------------------------------------------------------------------------------------------------------------

                 SIX MONTHS
                   ENDED
                 APRIL 30,                                            YEAR ENDED OCTOBER 31,

              -------------------------------------------------------------------------------------------------------------------
                   2009*                 2008                  2007               2006               2005               2004
                  $  13.41             $  23.23              $  23.27           $  20.09           $  18.39           $  16.56
                  --------             --------              --------           --------           --------           --------
                      0.12                 0.24                  0.26               0.24               0.16               0.14
                     (1.81)               (7.57)                 2.39               3.21 (d)           1.70               1.74
                  --------             --------              --------           --------           --------           --------
                     (1.69)               (7.33)                 2.65               3.45               1.86               1.88
                  --------             --------              --------           --------           --------           --------

                     (0.25)               (0.16)                (0.15)             (0.25)             (0.16)             (0.05)
                        --                (2.33)                (2.54)             (0.02)                --                 --
                  --------             --------              --------           --------           --------           --------
                     (0.25)               (2.49)                (2.69)             (0.27)             (0.16)             (0.05)
                  --------             --------              --------           --------           --------           --------
                  $  11.47             $  13.41              $  23.23           $  23.27           $  20.09           $  18.39
                  ========             ========              ========           ========           ========           ========
                    (12.69%)(e)          (35.00%)               12.46%             17.30%(c)(d)       10.13%             11.36%

                      2.13% ++             1.32%                 1.13%              1.11%              0.82%              0.77%
                      1.14% ++             1.16%                 1.17%              1.17%              1.21%              1.30%
                      1.27% ++             1.25%                 1.21%              1.30%(c)           1.28%              1.30%
                        35%                  57%                   50%                48%                43%                53%
                  $117,176             $168,582              $531,440           $514,015           $128,918           $118,818




















                                                                    CLASS C
              -------------------------------------------------------------------------------------------------------------------

                 SIX MONTHS
                   ENDED
                 APRIL 30,                                            YEAR ENDED OCTOBER 31,

              -------------------------------------------------------------------------------------------------------------------
                   2009*                 2008                  2007               2006               2005               2004
                  $ 13.23               $ 22.99              $ 23.12            $ 19.96            $ 18.28             $16.55
                  -------               -------              -------            -------            -------             ------
                     0.07                  0.10                 0.09               0.07               0.02               0.00 ++
                    (1.79)                (7.49)                2.38               3.20 (d)           1.67               1.75
                  -------               -------              -------            -------            -------             ------
                    (1.72)                (7.39)                2.47               3.27               1.69               1.75
                  -------               -------              -------            -------            -------             ------

                    (0.10)                (0.04)               (0.06)             (0.09)             (0.01)             (0.02)
                       --                 (2.33)               (2.54)             (0.02)                --                 --
                  -------               -------              -------            -------            -------             ------
                    (0.10)                (2.37)               (2.60)             (0.11)             (0.01)             (0.02)
                  -------               -------              -------            -------            -------             ------
                  $ 11.41               $ 13.23              $ 22.99            $ 23.12            $ 19.96             $18.28
                  =======               =======              =======            =======            =======             ======
                   (13.06%)(e)           (35.52%)              11.61%             16.44%(c)(d)        9.27%             10.56%

                     1.23% ++              0.55%                0.38%              0.34%              0.07%              0.02%
                     2.02% ++              1.97%                1.92%              1.92%              1.96%              2.05%
                     2.55% ++              2.12%                1.96%              2.05%(c)           2.03%              2.05%
                       35%                   57%                  50%                48%                43%                53%
                  $ 4,847               $ 6,068              $12,475            $13,381            $13,555             $4,418





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                             CLASS I
                                      ------------------------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED
                                       APRIL 30,                                YEAR ENDED OCTOBER 31,

                                      ------------------------------------------------------------------------------------
                                         2009*                2008              2007               2006              2005
Net asset value at
  beginning of period                   $ 13.54             $ 23.26            $23.24            $ 20.06            $18.43
                                        -------             -------            ------            -------            ------
Net investment income (a)                  0.14                0.41              0.35               0.32              0.21
Net realized and
  unrealized gain (loss)
  on investments                          (1.82)              (7.71)             2.41               3.21 (d)          1.69
                                        -------             -------            ------            -------            ------
Total from investment
  operations                              (1.68)              (7.30)             2.76               3.53              1.90
                                        -------             -------            ------            -------            ------
Less dividends and
  distributions:
  From net investment
     income                               (0.30)              (0.09)            (0.20)             (0.33)            (0.27)
  From net realized gain
     on investments                          --               (2.33)            (2.54)             (0.02)               --
                                        -------             -------            ------            -------            ------
Total dividends and
  distributions                           (0.30)              (2.42)            (2.74)             (0.35)            (0.27)
                                        -------             -------            ------            -------            ------
Net asset value at end of
  period                                $ 11.56             $ 13.54            $23.26            $ 23.24            $20.06
                                        =======             =======            ======            =======            ======
Total investment return
  (b)                                    (12.43%)(e)         (34.73%)           13.00%             17.78%(c)(d)      10.36%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                    2.58% ++            3.12%             1.54%              1.44%             1.13%
  Net expenses                             0.71% ++            0.71%             0.70%              0.75%             0.90%
  Expenses (before
     waiver/reimbursement)                 1.02% ++            0.94%             0.75%              0.88%(c)          0.97%
Portfolio turnover rate                      35%                 57%               50%                48%               43%
Net assets at end of
  period (in 000's)                     $19,945             $29,163            $  152            $19,671            $    1
                                         CLASS I
                                      ------------
                                       JANUARY 2,
                                         2004**
                                         THROUGH
                                       OCTOBER 31,

                                      ------------
                                          2004
Net asset value at
  beginning of period                    $17.86
                                         ------
Net investment income (a)                  0.09
Net realized and
  unrealized gain (loss)
  on investments                           0.48
                                         ------
Total from investment
  operations                               0.57
                                         ------
Less dividends and
  distributions:
  From net investment
     income                                  --
  From net realized gain
     on investments                          --
                                         ------
Total dividends and
  distributions                              --
                                         ------
Net asset value at end of
  period                                 $18.43
                                         ======
Total investment return
  (b)                                      3.19%(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                    1.11%++
  Net expenses                             0.96%++
  Expenses (before
     waiver/reimbursement)                 0.96%++
Portfolio turnover rate                      53%
Net assets at end of
  period (in 000's)                      $    1




                                                                       CLASS R2
                                 -----------------------------------------------------------------------------------
                                                                                                          JANUARY 2,
                                 SIX MONTHS                                                                 2004**
                                    ENDED                                                                  THROUGH
                                  APRIL 30,                    YEAR ENDED OCTOBER 31,                    OCTOBER 31,

                                 -----------------------------------------------------------------------------------
                                    2009*           2008         2007          2006          2005            2004
Net asset value at
  beginning of period              $ 13.48        $ 23.15       $23.20       $ 20.01       $ 18.38          $17.86
                                   -------        -------       ------       -------       -------          ------
Net investment income (a)             0.12           0.26         0.32          0.25          0.16            0.12
Net realized and
  unrealized gain (loss)
  on investments                     (1.82)         (7.60)        2.33          3.22 (d)      1.67            0.40
                                   -------        -------       ------       -------       -------          ------
Total from investment
  operations                         (1.70)         (7.34)        2.65          3.47          1.83            0.52
                                   -------        -------       ------       -------       -------          ------
Less dividends and
  distributions:
  From net investment
     income                          (0.25)            --        (0.16)        (0.26)        (0.20)             --
  From net realized gain
     on investments                     --          (2.33)       (2.54)        (0.02)           --              --
                                   -------        -------       ------       -------       -------          ------
Total dividends and
  distributions                      (0.25)         (2.33)       (2.70)        (0.28)        (0.20)             --
                                   -------        -------       ------       -------       -------          ------
Net asset value at end of
  period                           $ 11.53        $ 13.48       $23.15       $ 23.20       $ 20.01          $18.38
                                   =======        =======       ======       =======       =======          ======
Total investment return
  (b)                               (12.64%)(e)    (34.96%)      12.48%        17.46%(c)(d)  10.02%           2.91%(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income               2.14% ++       1.48%        1.43%         1.16%         0.79%           0.76%++
  Net expenses                        1.06% ++       1.06%        1.06%         1.10%         1.24%           1.31%++
  Expenses (before
     waiver/reimbursement)            1.37% ++       1.23%        1.11%         1.23%(c)      1.31%           1.31%++
Portfolio turnover rate                 35%            57%          50%           48%           43%             53%
Net assets at end of
  period (in 000's)                $    32        $    26       $   11       $13,340       $11,356          $4,856




*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumed the reinvestment of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(e)  Total return is not annualized.





20    MainStay Value Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                 CLASS R1
                ----------------------------------------------------------------------------------------------------------
                                                                                                                JANUARY 2,
                SIX MONTHS                                                                                        2004**
                   ENDED                                                                                         THROUGH
                 APRIL 30,                                YEAR ENDED OCTOBER 31,                               OCTOBER 31,

                ----------------------------------------------------------------------------------------------------------
                   2009*                2008              2007              2006              2005                2004
                  $ 13.57             $ 23.24            $23.23            $20.05            $18.42               $17.86
                  -------             -------            ------            ------            ------               ------
                     0.14                0.32              0.34              0.31              0.21                 0.07
                    (1.83)              (7.66)             2.40              3.20 (d)          1.69                 0.49
                  -------             -------            ------            ------            ------               ------
                    (1.69)              (7.34)             2.74              3.51              1.90                 0.56
                  -------             -------            ------            ------            ------               ------

                    (0.30)                 --             (0.19)            (0.31)            (0.27)                  --
                       --               (2.33)            (2.54)            (0.02)               --                   --
                  -------             -------            ------            ------            ------               ------
                    (0.30)              (2.33)            (2.73)            (0.33)            (0.27)                  --
                  -------             -------            ------            ------            ------               ------
                  $ 11.58             $ 13.57            $23.24            $23.23            $20.05               $18.42
                  =======             =======            ======            ======            ======               ======
                   (12.59%)(e)         (34.76%)           12.89%            17.67%(c)(d)      10.31%                3.14%(e)

                     2.41% ++            1.71%             1.48%             1.43%             1.03%                1.01%++
                     0.81% ++            0.81%             0.81%             0.85%             1.00%                1.06%++
                     1.11% ++            0.96%             0.86%             0.98%(c)          1.07%                1.06%++
                       35%                 57%               50%               48%               43%                  53%
                  $     1             $     1            $    2            $    1            $    1               $    1




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1 and Class R2 are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and bear the same conditions except that Class B and Class C shares are subject to higher distribution and service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, the Fund did not hold securities that were valued in such a manner.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal year beginning November 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of


22    MainStay Value Fund
unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," ("FIN 48") an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has not recorded any tax liabilities pursuant to FIN 48. Each of the Fund's tax returns for the prior three years remains subject to examination by the Internal Revenue Service and state tax authorities. The Manager, as defined in Note 3(A), determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at NAV, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective

                                                   mainstayinvestments.com    23
interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board of Trustees. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the Investment Company Act of 1940. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street manages the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnifies the Fund's portfolio against counterparty risk. The loans are collateralized by cash or securities at least


24    MainStay Value Fund
equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to borrower's inability to return securities on loan. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

In light of current market conditions, the Fund's Board of Trustees and New York Life Investments, as defined in Note 3(A), have determined that it is in the best interest of the Fund to temporarily stop lending portfolio securities, and to recall all outstanding loans. As a result, on September 18, 2008, the Fund temporarily suspended its participation in the securities lending program and initiated a recall of all securities out on loan. All loaned securities have since been recalled. The Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million.

Additionally, effective August 1, 2008, the Fund Accounting Agreement was incorporated into the Management Agreement of each series of The MainStay Funds to include a fund accounting fee based on average monthly assets as follows:
0.05% for the first $20 million, 0.0333% for the next $80 million and 0.01% for any amount over $100 million, resulting in a 0.01% increase in the management fee. This increase was offset by a 0.01% decrease in "Other Expenses."

Prior to August 1, 2008, the Fund paid the Manager a monthly fee for certain pricing and recordkeeping services provided under the Fund Accounting Agreement at the annual rate of 0.05% for the first $20 million of average monthly assets, 0.0333% of the next $80 million of average monthly assets and 0.01% of any amount over $100 million of average monthly assets.

Effective April 1, 2008 (February 28, 2008, for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.27%; Class A, 1.17%; Class B, 2.02%; Class C, 2.02%; Class I, 0.71%; Class R1, 0.81% and
Class R2, 1.06%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed the existing expense limitations

                                                   mainstayinvestments.com    25
and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

For the six-month period ended April 30, 2009, New York Life Investments earned fees from the Fund in the amount of $1,125,959 and waived its fees in the amount of $550,866.

As of April 30, 2009, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                           OCTOBER 31,

      2009            2010             2011             2012             TOTAL
   $907,175         $320,473         $631,762         $550,866        $2,410,276
----------------------------------------------------------------------------------



State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a shareholder service fee at an annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $9,417 and $2,561, respectively, for the six-month period ended April 30, 2009. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $108, $38,715 and $302, respectively, for the six-month period ended April 30, 2009.

(D) TRANSFER, DIVIDEND DISBURSING AND
SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MainStay Investments has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which MainStay Investments is responsible. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2009, amounted to $718,882.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2009, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                          $231,197      0.2%
--------------------------------------------------
Class C                               189      0.0++
--------------------------------------------------
Class I                               866      0.0++
--------------------------------------------------
Class R1                              862    100.0
--------------------------------------------------
Class R2                              850      2.7
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period


26    MainStay Value Fund
ended April 30, 2009, these fees, which are included in professional fees shown on the Statement of Operations, were $12,161.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2008, for federal income tax purposes, capital loss carryforwards of $21,478,839 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2016              $21,479
------------------------------------



The tax character of distributions paid during the year ended October 31, 2008, shown in the Statement of Changes in Net Assets, was as follows:

                                            2008
Distributions paid from:
  Ordinary Income                    $21,030,694
  Long-Term Capital Gains             52,510,248
------------------------------------------------
Total                                $73,540,942
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. Effective September 3, 2008, these Funds pay a commitment fee at an annual rate of 0.08% of the average commitment amount, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2009.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six-month period ended April 30, 2009, purchases and sales of securities, other than short-term securities, were $109,230 and $141,372, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      180,485   $  2,011,632
Shares issued to
  shareholders in
  reinvestment of dividends      184,146      2,171,084
Shares redeemed                 (784,367)    (8,622,687)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (419,736)    (4,439,971)
Shares converted into
  Investor Class (See Note
  1)                           1,323,286     13,835,791
Shares converted from
  Investor Class (See Note
  1)                             (22,646)      (262,553)
                              -------------------------
Net increase                     880,904   $  9,133,267
                              =========================
Period ended October 31,
  2008 (a):
Shares sold                      972,151   $ 18,100,434
Shares redeemed               (1,105,382)   (18,742,164)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (133,231)      (641,730)
Shares converted into
  Investor
  Class (See Note 1)           9,563,073    168,412,158
Shares converted from
  Investor Class (See Note
  1)                            (403,816)    (6,685,141)
                              -------------------------
Net increase                   9,026,026   $161,085,287
                              =========================




(a) Investor Class shares were first offered on February 28, 2008.


                                                   mainstayinvestments.com    27

 CLASS A                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      323,925   $   3,630,321
Shares issued to
  shareholders in
  reinvestment of dividends      251,704       2,960,018
Shares redeemed               (2,016,326)    (22,778,742)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,440,697)    (16,188,403)
Shares converted into Class
  A (See Note 1)                 155,749       1,729,858
Shares converted from Class
  A (See Note 1)              (1,068,065)    (11,225,361)
                             ---------------------------
Net decrease                  (2,353,013)  $ (25,683,906)
                             ===========================
Year ended October 31,
  2008:
Shares sold                      841,552   $  15,161,281
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,738,278      54,704,352
Shares redeemed               (5,669,456)   (102,755,321)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,089,626)    (32,889,688)
Shares converted into Class
  A (See Note 1)               1,083,791      19,239,392
Shares converted from Class
  A (See Note 1)              (9,297,228)   (163,532,013)
                             ---------------------------
Net decrease                 (10,303,063)  $(177,182,309)
                             ===========================


 CLASS B                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      242,742   $   2,692,434
Shares issued to
  shareholders in
  reinvestment of dividends       40,854         479,624
Shares redeemed                 (650,264)     (7,087,777)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (366,668)     (3,915,719)
Shares converted from Class
  B (See Note 1)                (394,142)     (4,077,735)
                             ---------------------------
Net decrease                    (760,810)  $  (7,993,454)
                             ===========================
Year ended October 31,
  2008:
Shares sold                      468,919   $   8,311,600
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              783,199      15,470,650
Shares redeemed               (1,684,722)    (29,642,920)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (432,604)     (5,860,670)
Shares converted from Class
  B (See Note 1)                (970,181)    (17,434,396)
                             ---------------------------
Net decrease                  (1,402,785)  $ (23,295,066)
                             ===========================


 CLASS C                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                       46,589   $     556,024
Shares issued to
  shareholders in
  reinvestment of dividends        2,110          24,765
Shares redeemed                  (82,736)       (939,976)
                             ---------------------------
Net decrease                     (34,037)  $    (359,187)
                             ===========================
Year ended October 31,
  2008:
Shares sold                       66,078   $   1,210,761
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               35,147         694,385
Shares redeemed                 (185,004)     (3,231,612)
                             ---------------------------
Net decrease                     (83,779)  $  (1,326,466)
                             ===========================


 CLASS I                          SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                      378,527   $   4,155,400
Shares issued to
  shareholders in
  reinvestment of dividends       56,926         673,430
Shares redeemed                 (863,671)     (9,207,759)
                             ---------------------------
Net decrease                    (428,218)  $  (4,378,929)
                             ===========================
Year ended October 31,
  2008:
Shares sold                    2,154,268   $  28,886,685
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  792          15,857
Shares redeemed                   (7,531)        (98,237)
                             ---------------------------
Net increase                   2,147,529   $  28,804,305
                             ===========================


 CLASS R1                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares issued to
  shareholders in
  reinvestment of dividends            2   $          22
                             ---------------------------
Net increase                           2   $          22
                             ===========================
Year ended October 31,
  2008:
Shares issued to
  shareholders in
  reinvestment of
  distributions                        8   $         152
                             ---------------------------
Net increase                           8   $         152
                             ===========================


 CLASS R2                         SHARES          AMOUNT
Six-month period ended April 30, 2009:
Shares sold                          915   $      10,005
Shares issued to
  shareholders in
  reinvestment of dividends           41             488
Shares redeemed                      (97)         (1,080)
                             ---------------------------
Net increase                         859   $       9,413
                             ===========================
Year ended October 31,
  2008:
Shares sold                        1,495   $      21,571
Shares issued to
  shareholders in
  reinvestment of
  distributions                       55           1,090
Shares redeemed                     (102)         (1,849)
                             ---------------------------
Net increase                       1,448   $      20,812
                             ===========================






28    MainStay Value Fund

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


NOTE 10--SUBSEQUENT EVENT:

At a meeting held on June 23, 2009, the Board approved the Fund's reorganization with and into the MainStay ICAP Select Equity Fund, subject to approval by shareholders of the Fund at a special meeting to be held on or about October 16, 2009. On or about August 26, 2009, shareholders will receive a proxy statement/prospectus containing further information regarding the MainStay ICAP Select Equity Fund and the proposed reorganization.

In connection with this proposed reorganization, the Board terminated MacKay Shields as the Fund's subadvisor and approved the retention of Institutional Capital LLC as interim subadvisor to the Fund, both effective June 29, 2009. Additionally, the Board approved changing the Fund's principal investment objective, principal investment strategy, investment process and risk disclosure to more closely align them to those of the MainStay ICAP Select Equity Fund, effective June 29, 2009. The Board also approved the changing of the Fund's primary benchmark from the Russell 1000(R) Value Index to the S&P 500(R) Index, effective June 29, 2009.

More information regarding these changes to the Fund is contained in a supplement to the Fund's Prospectus dated June 29, 2009.



                                                   mainstayinvestments.com    29

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.



SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



30    MainStay Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP CORE FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL COMPANY VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(2)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(2)
NEW YORK, NEW YORK

MADISON SQUARE INVESTORS LLC(2)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
BOSTON, MASSACHUSETTS

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2009 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A015950         (RECYCLE LOGO)            MS140-09            MSV10-06/09
                                                                          15

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the

Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: July 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: July 6, 2009


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: July 6, 2009

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.